UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21977

Invesco Exchange-Traded Fund Trust II

(Exact name of registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Anna Paglia

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code:800-983-0903

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders August 31, 2023 BKLN Invesco Senior Loan ETF

2

The Market Environment

Bank Loans

During the fiscal year covered by this report, the senior loan market was characterized by persistent inflation, rapidly escalating interest rates, rising energy prices, and a softening, but robust economy. Following a volatile start to the fiscal year, in part due to hawkish US Federal Reserve (Fed) guidance and the resulting risk-off sentiment, the senior loan market went on to rebound for the remainder of the first half of the fiscal year. The second half of the fiscal year began with a broad risk-off sentiment as investors reevaluated the interest rate outlook amid stronger inflation data. Risk aversion accelerated in early March with the failures of Silicon Valley Bank and Signature Bank, as concerns around regional banks and the banking sector more broadly, arose. Increased uncertainty drove market volatility, and although loans have no direct exposure to the banking sector, loans, as a credit risk asset class, also experienced price softening. Despite this, loans still outperformed almost all other asset classes. The last quarter of the fiscal year saw the loan market rebound as improved economic sentiment overshadowed hawkish central bank rhetoric to create a positive backdrop for risk assets. Interest rate expectations repriced higher on the back of the hawkish Fed policy guidance, signaling a longer runway for today’s high carry environment to continue and an expectation of “higher for longer” interest rates. The historically strong carry in loans has powered 2023’s year-to-date return profile, comprising nearly three quarters of the year-to-date total return,1 and we believe it looks increasingly likely to create a similar return tailwind in 2024.

Senior loans, as represented by the Credit Suisse Leveraged Loan Index, returned 9.08% during the Fund’s fiscal year.1 During the fiscal year, BB-, B- and CCC/Split CCC-rated† loans returned 9.40%, 12.65% and 9.51%, respectively.1 Energy was the best performing sector returning 13.35% for the fiscal year, while media/telecommunications was relatively the worst performing sector returning a positive 5.76%.1 More recently, the senior loan market was up 8.95% calendar year-to-date, having also outperformed high yield by approximately 130 basis points (bps).1,3

Throughout the 2022 calendar year, risk assets performed poorly, however loans significantly outperformed most other asset classes with a slight negative return for the full year of -1.06%.1 The first month of calendar year 2023 reversed this negative trend, leading to a relatively high positive return of 2.57%; however, stronger than expected economic data and broad banking sector returns began to influence performance over the following few months, with loans returning 3.11%1 during the quarter. Although starting the next quarter relatively flat, loan returns rebounded towards the end of the fiscal year as improved economic sentiment overshadowed hawkish central bank rhetoric, improving the calendar quarterly return to 3.12%, while also driving the following two months’ returns both above 1.00%.1 Since the middle of 2022, collateralized loan obligations (CLO) creation has come back in earnest, stabilizing market technicals and acting as a balance to retail outflows, as CLO managers sought to buy assets for new structures, despite a dearth of new issue supply. Overall, this increase in CLO demand, as well as supportive fundamentals and relatively high coupon levels, enabled the loan market to produce only three months of negative returns during the fiscal year covered in this report, two of which were only negative by 10 bps.

During the fiscal year, the loan market continued to benefit from a supportive fundamental backdrop. As of August 31, 2023, the 12-month default rate was 1.55%.2 Issuer fundamentals ended the most recent quarter relatively robust, with companies showing a strong ability to service their debt, even in a rising rate environment. Interest coverage ratios, while off their near-term highs are currently 3.0x5 and still sufficient to absorb higher rates. Economic data is moderating but still trending higher, with persistent core inflation pushing expectations for a “higher for longer” interest rate environment. This may place incremental pressure on certain issuers but the extent to which this creates distress depends more on the corporate earnings environment. The supply/demand balance has remained supportive and loan investors have continued to reap the benefit of interest rates at 20+ year highs through floating rate coupons. Additionally, leverage levels have remained at their pre-pandemic levels as borrowers have repaired their balance sheets and pushed out their maturities. Debt maturities concerns are at bay as only 3.3% of outstanding loans mature in the next 18 months as of June 30, 2023.4 The average price in the senior loan market was $94.54 as of August 31, 2023.1 Given the price of senior loans at the end of the fiscal year, they provided a 9.93% yield (represented by the yield to 3-year life).1 Heading into what we presume will be a period of higher but manageable default activity, it is worth noting that historically the loan market has reliably discounted higher likelihood of defaults (particularly during periods of market turbulence) than what ultimately occurred. Loan prices as of August 31, 2023, were still implying a 4.9%1 default rate in the market, well in excess of the 3.5%4 default rate JP Morgan was forecasting for the end of 2023 and well above the 1.55% August 31, 2023 rolling twelve-month default rate.2 While it is impossible to predict where and when loan prices will bottom, the market has time and again over-corrected relative to eventual realized defaults in past episodes of market dislocation and current loan investors are being well compensated for the potential risk of credit loss. This is not to suggest the market cannot or will not trade lower but rather highlights one reason that loans may often provide compelling value for investors.3 Despite expectations of an increase in default rates, loans are senior secured with high average recovery rates, which have

3

The Market Environment–(continued)

historically mitigated potential credit loss.4 Spreads and yields continue to remain robust, with the average loan coupon still surpassing the average coupon for high-yield bonds for the first time on record.1,3

[1]	Source: Credit Suisse Leveraged Loan Index
[2]	Source: Morningstar LSTA Leveraged Loan Index
[3]	Source: Credit Suisse High Yield Index
[4]	Source: JP Morgan
[5]	Source: Pitchbook LCD
†

A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Not Rated indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit www.standardandpoors.com and select Understanding Ratings’ under Rating Resources on the homepage.

Fixed Income

The beginning of the fiscal year was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing to not push the economy into a recession. The Fed aggressively raised its federal funds rate at the beginning of the fiscal year: a 0.75% hike in November, its largest hike since 1994, a 0.50% hike in December and a 0.25% hike in January, to a target federal funds rate of 4.50% to 4.75%.1

A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread pushed overall corporate spread premiums wider over the fiscal year. However, issues did not seem to be systemic as policymakers responded swiftly which calmed markets. The Fed, aiming to further stabilize markets, continued course with their hawkish policy with two 0.25% hikes in March and May to a target federal funds rate of 5.00% to 5.25%. Markets stabilized due to milder inflation data and better-than-expected corporate earnings.

Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of May. Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led to developed central banks to continue tightening, showcased by another 0.25% hike by the Fed in July, bringing the target rate from 5.25% to 5.50%, its highest level since June 2006.1 While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 3.45% to 4.85% during the fiscal year, while 10-year Treasury rates increased from 3.53% to 4.48%.2 At the end of the fiscal year, the yield curve remained inverted. Additionally, in August, US debt was downgraded by the Fitch credit rating agency from AAA to AA† on the premise of expected fiscal deterioration over the next three years.3

We believe markets have priced in that the Fed is near the end or has finished its interest rate hiking cycle, with the expectations that the US is likely to avoid a substantial broad-based recession. We expect some weakness in the second half of the calendar year as policymakers accomplish a bumpy landing. We anticipate economic activity will remain relatively resilient. In the US, we believe rate hikes are ending and inflation will continue to fall significantly, albeit imperfectly. As we enter 2024, we expect a more positive growth outlook to unfold as the US economy recovers.

[1]	Source: Federal Reserve of Economic Data
[2]	Source: US Department of the Treasury
[3]	Source: Fitch Ratings
†

A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

4

BKLN	Management’s Discussion of Fund Performance
Invesco Senior Loan ETF (BKLN)

As an index fund, the Invesco Senior Loan ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Morningstar LSTA US Leveraged Loan 100 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, Morningstar, Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which tracks the market value weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. Pursuant to a benchmark administration agreement with the Index Provider, S&P Dow Jones Indices LLC serves as the benchmark administrator for the Index. The Fund’s adviser, Invesco Capital Management LLC, and the Fund’s sub-adviser, Invesco Senior Secured Management, Inc., define senior loans to include loans referred to as leveraged loans, bank loans and/or floating rate loans. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities (“borrowers”). These borrowers operate in a variety of industries and geographic regions, including foreign countries.

Senior loans often are issued in connection with recapitalizations, acquisitions, leveraged buyouts and re-financings. Senior loans typically are structured and administered by a financial institution that acts as agent for the lenders in the lending group. The Fund generally will purchase loans from banks or other financial institutions through assignments or participations. The Fund may acquire a direct interest in a loan from the agent or another lender by assignment or an indirect interest in a loan as a participation in another lender’s portion of a loan. The Fund generally will sell loans it holds by way of an assignment, but may sell participation interests in such loans at any time to facilitate its ability to fund redemption requests.

To be included in the Index, leveraged loans must be senior secured, denominated in U.S. dollars and must have a minimum initial term of one year and a minimum par amount of $50 million. A leveraged loan is rated below investment grade quality or is unrated but deemed to be of comparable quality. The Fund will invest in loans that are expected to be below investment grade quality and to bear interest at a floating rate that periodically resets. The Index may include, and the Fund may acquire and retain, loans of borrowers that are in default. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 9.04%. On a net asset value (“NAV”) basis, the Fund returned 8.44%. During the same time period, the Index returned 9.64%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses incurred by the Fund during the period, as well as a negative impact from the Fund’s sampling methodology. The Fund’s allocation to cash to manage liquidity, as needed, also resulted in a drag on overall performance.

During this same time period, the Morningstar LSTA US Leveraged Loan Index (the “Benchmark Index”) returned 9.42%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S leveraged loan market.

The majority of the Fund’s underperformance, on a NAV basis, relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the leisure goods, activities & movies and the electronics & electrical industries.

For the fiscal year ended August 31, 2023, the health care industry contributed most significantly to the Fund’s return, followed by the electronics & electrical and the business equipment & services industries, respectively. The leisure goods, activities & movies industry detracted most significantly from the Fund’s return during the period, followed by the telecommunications industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included athenahealth Group, Inc., a health care company (portfolio average weight of 1.58%), and Mozart Debt Merger Sub, Inc. (Medline Industries), a health care company (portfolio average weight of 1.89%). Positions that detracted most significantly from the Fund’s return during the period included Crown Finance US, Inc., a leisure goods, activities & movies company (no longer held at fiscal year-end) and CenturyLink, Inc., a telecommunications company (portfolio average weight of 1.13%).

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of August 31, 2023
Baa3	3.93
Ba1	10.43
Ba2	6.72
Ba3	7.65
B1	20.64
B2	33.72
B3	8.48
Caa1	0.51
Caa2	0.80
NR	1.64
Money Market Fund Plus Other Assets Less Liabilities	5.48

*

Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “NR” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select “Methodologies & Frameworks” under “Ratings & Assessments” on the homepage.

5

Invesco Senior Loan ETF (BKLN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Peraton Corp., First Lien Term Loan B, 9.18%, 02/01/2028	1.82
athenahealth Group, Inc., Term Loan, 8.82%, 02/15/2029	1.81
Mozart Debt Merger Sub, Inc. (Medline Industries), Term Loan, 8.70%, 10/23/2028	1.72
McAfee LLC, Term Loan B-1, 9.17%, 03/01/2029	1.55
Bass Pro Group LLC, Term Loan B-2, 9.20%, 03/06/2028	1.53
Ultimate Software Group, Inc., First Lien Incremental Term Loan, 8.62%, 05/04/2026	1.41
Hub International Ltd., Term Loan B, 9.58%, 06/08/2030	1.31
IRB Holding Corp., Term Loan B, 8.43%, 12/15/2027	1.30
Gainwell Acquisition Corp., First Lien Term Loan B, 9.34%, 10/01/2027	1.27
Allied Universal Holdco LLC (USAGM Holdco LLC/UNSEAM), Term Loan, 9.18%, 05/12/2028	1.26
Total	14.98

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Morningstar LSTA US Leveraged Loan 100 Index (USD)	9.64%	4.97%	15.66%	4.15%	22.52%	3.80%	45.15%	3.95%	62.18%
Morningstar LSTA US Leveraged Loan Index (USD)	9.42	5.97	18.99	4.40	24.05	4.22	51.21	4.33	69.83
Fund
NAV Return	8.44	3.79	11.81	2.98	15.82	2.83	32.21	3.11	46.66
Market Price Return	9.04	3.71	11.55	3.06	16.26	2.85	32.40	3.08	46.12

6

Invesco Senior Loan ETF (BKLN) (continued)

Fund Inception: March 3, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.66% (0.65% after fee waiver) includes the unitary management fee of 0.65% and acquired fund fees and expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers. Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

7

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility and the financial health of the institution providing the credit facility; (4) the relationship between the Fund’s portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of the Fund’s portfolio. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

●	The Fund’s investment strategy remained appropriate for an open-end fund;

●	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Fund did not breach the 15% limit on Illiquid Investments; and

●	The Committee had established an HLIM for the Fund and the Fund complied with its HLIM.

8

Invesco Senior Loan ETF (BKLN)

August 31, 2023

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Variable Rate Senior Loan Interests-91.34%(a)(b)
Aerospace & Defense-3.07%
Peraton Corp., First Lien Term Loan B (1 mo. SOFR + 3.85%)	9.18%	02/01/2028	$74,955	$74,363,908
TransDigm, Inc., Term Loan I (3 mo. SOFR + 3.25%)	8.49%	08/24/2028	50,613	50,707,418

				125,071,326

Air Transport-2.85%
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.), Term Loan (3 mo. USD LIBOR + 5.01%)	10.34%	04/20/2028	38,351	39,881,736
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Term Loan (3 mo. USD LIBOR + 5.25%)	10.76%	06/21/2027	30,923	32,275,394
United Airlines, Inc., Term Loan B (3 mo. USD LIBOR + 3.75%)	9.29%	04/21/2028	44,049	44,230,436

				116,387,566

Automotive-0.69%
Panther BF Aggregator 2 L.P., Term Loan B (Canada) (1 mo. SOFR + 3.75%)	9.08%	05/06/2030	28,285	28,280,439

Beverage & Tobacco-1.95%
Al Aqua Merger Sub, Inc., Term Loan B (1 mo. SOFR + 3.75%)	9.06%	07/31/2028	45,409	45,328,059
Triton Water Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.51%)	8.75%	03/31/2028	34,809	34,270,334

				79,598,393

Building & Development-1.61%
Cornerstone Building Brands, Inc., Term Loan B (1 mo. SOFR + 3.35%)	8.66%	04/12/2028	31,426	30,767,617
LBM Holdings LLC, First Lien Term Loan (1 mo. SOFR + 3.85%)	9.18%	12/17/2027	35,872	34,962,403

				65,730,020

Business Equipment & Services-7.65%
Allied Universal Holdco LLC (USAGM Holdco LLC/UNSEAM), Term Loan (1 mo. SOFR + 3.75%)	9.18%	05/12/2028	52,879	51,478,768
Asurion LLC
Second Lien Term Loan B-4 (1 mo. SOFR + 5.36%)	10.70%	01/20/2029	33,487	29,491,605
Term Loan B-8 (3 mo. USD LIBOR + 3.25%)	8.79%	12/23/2026	40,786	39,722,956
Citrix Systems, Inc., Term Loan B (3 mo. SOFR + 4.60%)	9.84%	03/30/2029	51,195	49,403,139
Dun & Bradstreet Corp. (The), Term Loan B (1 mo. SOFR + 2.85%)	8.17%	02/06/2026	33,997	34,066,017
Mitchell International, Inc., First Lien Term Loan (1 mo. SOFR + 3.86%)	9.20%	10/15/2028	18,006	17,772,545
Prime Security Services Borrower LLC, First Lien Term Loan B-1 (1 mo. SOFR + 2.86%)	8.18%	09/23/2026	14,394	14,413,824
Solera (Polaris Newco LLC), Term Loan B (3 mo. USD LIBOR + 4.00%)	9.54%	06/02/2028	46,164	44,904,254
Tempo Acquisition LLC, Term Loan B (1 mo. SOFR + 3.00%)	8.33%	08/31/2028	30,544	30,636,406

				311,889,514

Cable & Satellite Television-4.32%
Charter Communications Operating LLC
Term Loan B-1 (3 mo. SOFR + 1.75%)	7.12%	04/30/2025	5	5,095
Term Loan B-2 (1 mo. SOFR + 1.75%)	7.08%	02/01/2027	39,720	39,591,427
CSC Holdings LLC
Term Loan (1 mo. USD LIBOR + 2.25%)	7.67%	07/17/2025	8,028	7,756,986
Term Loan (1 mo. USD LIBOR + 2.50%)	7.92%	04/15/2027	25,675	23,268,105
Numericable-SFR S.A., Term Loan B (France) (3 mo. SOFR + 5.50%)	10.81%	08/15/2028	54,903	48,246,094
Virgin Media 02 - LG, Term Loan N (United Kingdom) (1 mo. SOFR + 2.61%)	7.92%	01/31/2028	33,179	32,316,373
Vodafone Ziggo - LG, Term Loan I (1 mo. SOFR + 2.61%)	7.92%	04/30/2028	25,393	24,878,236

				176,062,316

Chemicals & Plastics-0.75%
AkzoNobel Chemicals
Term Loan (3 mo. SOFR + 3.10%)	8.32%	10/01/2025	1,781	1,782,877
Term Loan (3 mo. SOFR + 4.10%)	9.32%	04/03/2028	28,675	28,617,987

				30,400,864

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

Invesco Senior Loan ETF (BKLN)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Containers & Glass Products-1.72%
Berry Global, Inc., Term Loan Z (3 mo. SOFR + 1.75%)	7.29%	07/01/2026	$31,748	$31,775,936
Flex Acquisition Co., Inc., First Lien Term Loan B (1 mo. SOFR + 4.18%)	9.61%	04/13/2029	38,377	38,176,616

				69,952,552

Cosmetics & Toiletries-0.79%
Bausch and Lomb, Inc., Term Loan (3 mo. SOFR + 3.35%)	8.59%	05/10/2027	32,942	32,274,671

Drugs-2.15%
Amneal Pharmaceuticals LLC, Term Loan (1 mo. SOFR + 3.61%)	8.95%	05/04/2025	32,685	31,882,288
Jazz Pharmaceuticals, Inc., Term Loan B (1 mo. SOFR + 3.61%)	8.95%	05/05/2028	34,946	34,989,768
Valeant Pharmaceuticals International, Inc., Term Loan B (Canada) (1 mo. SOFR + 5.35%)	10.66%	02/01/2027	25,175	20,622,201

				87,494,257

Electronics & Electrical-15.92%
Boxer Parent Co., Inc., Term Loan B (3 mo. SOFR + 3.75%)	9.20%	10/02/2025	39,951	39,987,859
Central Parent, Inc., First Lien Term Loan (3 mo. SOFR + 4.25%)	9.49%	07/06/2029	44,633	44,716,043
CommScope, Inc., Term Loan (1 mo. SOFR + 3.36%)	8.70%	04/06/2026	34,459	31,784,214
CoreLogic, Inc., Term Loan B (1 mo. SOFR + 3.61%)	8.95%	06/02/2028	47,268	44,204,108
Entegris, Inc., Term Loan B (1 mo. SOFR + 2.75%)	8.08%	07/06/2029	16,647	16,695,008
Finastra USA, Inc., First Lien Term Loan (United Kingdom) (6 mo. USD LIBOR + 3.50%)	9.23%	06/13/2024	41,595	41,122,623
Hyland Software, Inc., First Lien Term Loan (1 mo. SOFR + 3.50%)	8.95%	07/01/2024	31,809	31,469,355
McAfee Enterprise, Term Loan B (3 mo. SOFR + 5.26%)	10.63%	07/27/2028	39,479	29,689,792
McAfee LLC, Term Loan B-1 (1 mo. SOFR + 3.85%)	9.17%	03/01/2029	64,342	63,296,569
NortonLifeLock, Inc., Term Loan B (1 mo. SOFR + 2.10%)	7.43%	09/12/2029	43,480	43,469,114
Open Text Corp., Term Loan B (Canada) (1 mo. SOFR + 2.85%)	8.18%	01/31/2030	44,962	45,064,739
Proofpoint, Inc., Term Loan B (1 mo. SOFR + 3.36%)	8.70%	08/31/2028	33,675	33,394,496
Quest Software US Holdings, Inc., Term Loan B (3 mo. SOFR + 4.40%)	9.77%	02/01/2029	36,140	29,747,709
RealPage, Inc., Term Loan B (1 mo. SOFR + 3.11%)	8.45%	04/24/2028	41,907	41,509,475
Syncsort, Inc., Term Loan B (3 mo. SOFR + 4.26%)	9.61%	04/24/2028	29,122	28,230,412
Uber Technologies, Inc., Term Loan B(c)	-	03/03/2030	27,198	27,279,375
Ultimate Software Group, Inc., First Lien Incremental Term Loan (3 mo. SOFR + 3.35%)	8.62%	05/04/2026	57,307	57,387,431

				649,048,322

Financial Intermediaries-1.11%
Citadel Advisors Holdings L.P., Term Loan B (1 mo. SOFR + 2.61%)	7.95%	07/29/2030	45,288	45,156,059

Food Products-0.79%
Froneri International PLC, Term Loan B-2 (United Kingdom) (1 mo. SOFR + 2.25%)	7.68%	01/29/2027	32,204	32,100,082

Food Service-2.51%
IRB Holding Corp., Term Loan B (1 mo. SOFR + 3.00%)	8.43%	12/15/2027	53,351	53,137,133
New Red Finance, Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	7.20%	11/19/2026	49,606	49,392,821

				102,529,954

Health Care-12.38%
athenahealth Group, Inc., Term Loan (1 mo. SOFR + 3.50%)	8.82%	02/15/2029	74,545	73,768,209
DaVita HealthCare Partners, Inc., Term Loan B-1 (1 mo. SOFR + 1.75%)	7.20%	08/12/2026	33,353	33,083,237
Elanco Animal Health, Inc., Term Loan (1 mo. SOFR + 1.85%)	7.17%	08/01/2027	47,726	47,330,418
Gainwell Acquisition Corp., First Lien Term Loan B (3 mo. SOFR + 4.10%)	9.34%	10/01/2027	52,452	51,731,068
ICON PLC
Term Loan (3 mo. SOFR + 2.51%)	7.75%	07/03/2028	7,918	7,931,394
Term Loan (3 mo. SOFR + 2.51%)	7.75%	07/03/2028	31,781	31,833,732
LifePoint Health, Inc., First Lien Term Loan B (3 mo. SOFR + 4.01%)	9.38%	11/16/2025	41,441	41,166,892
Mozart Debt Merger Sub, Inc. (Medline Industries), Term Loan (1 mo. SOFR + 3.36%)	8.70%	10/23/2028	70,120	70,156,420
Organon & Co., Term Loan B (1 mo. SOFR + 3.11%)	8.43%	06/02/2028	30,884	30,990,321
PAREXEL International Corp., First Lien Term Loan (1 mo. SOFR + 3.36%)	8.70%	11/15/2028	33,815	33,762,441
Sunshine Luxembourg VII S.a.r.l. (Nestle Skin Health), Term Loan (Switzerland) (3 mo. SOFR + 3.85%)	9.09%	10/01/2026	37,449	37,524,571
Verscend Holding Corp., Term Loan B-1 (1 mo. SOFR + 4.11%)	9.45%	08/27/2025	45,475	45,523,463

				504,802,166

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

Invesco Senior Loan ETF (BKLN)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Home Furnishings-1.06%
Hunter Douglas Holding B.V., Term Loan B-1 (3 mo. SOFR + 3.50%)	8.89%	02/26/2029	$44,352	$43,215,684

Industrial Equipment-2.70%
Madison IAQ LLC, Term Loan (6 mo. USD LIBOR + 3.25%)	8.30%	06/21/2028	29,983	29,875,214
MKS Instruments, Inc., Term Loan B (1 mo. SOFR + 2.85%)	8.18%	08/17/2029	45,608	45,655,471
Thyssenkrupp Elevators (Vertical Midco GmbH), Term Loan B (Germany) (6 mo. SOFR + 3.93%)	9.38%	07/30/2027	34,586	34,583,718

				110,114,403

Insurance-5.83%
Acrisure LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	8.95%	02/15/2027	40,825	40,106,724
AmWINS Group LLC, Term Loan (1 mo. SOFR + 2.36%)	7.70%	02/19/2028	33,031	33,072,029
Hub International Ltd., Term Loan B (3 mo. SOFR + 4.25%)	9.58%	06/08/2030	53,003	53,238,214
Hyperion Insurance Group Ltd., Term Loan B (United Kingdom) (1 mo. USD LIBOR + 3.25%)	8.75%	11/12/2027	35,013	34,879,877
Sedgwick Claims Management Services, Inc., Term Loan B (1 mo. SOFR + 3.75%)	9.08%	02/24/2028	44,212	44,346,415
USI, Inc., Term Loan (3 mo. SOFR + 3.75%)	8.99%	11/22/2029	31,970	32,036,202

				237,679,461

Leisure Goods, Activities & Movies-0.88%
UFC Holdings LLC, Term Loan B-3 (3 mo. SOFR + 3.01%)	8.37%	04/29/2026	35,672	35,743,835

Lodging & Casinos-3.43%
Caesars Entertainment, Inc., Term Loan B (1 mo. SOFR + 3.35%)	8.68%	02/06/2030	29,090	29,156,012
Fertitta Entertainment LLC (Golden Nugget), Term Loan (1 mo. SOFR + 4.00%)	9.33%	08/02/2027	40,182	39,855,902
Flutter Financing B.V. (Stars Group), Term Loan (3 mo. SOFR + 2.25%)	7.75%	07/21/2026	36,819	36,858,754
Hilton Worldwide Finance LLC, Term Loan B-2 (1 mo. SOFR + 1.75%)	7.16%	06/22/2026	33,885	33,904,134

				139,774,802

Nonferrous Metals & Minerals-0.68%
Prince Mineral Holding Corp., Term Loan B (3 mo. SOFR + 4.25%)	9.70%	04/23/2029	29,454	27,607,765

Oil & Gas-0.90%
Blackstone CQP Holdco, Term Loan B (1 mo. SOFR + 3.60%)	8.93%	06/05/2028	36,461	36,572,462

Publishing-2.23%
Micro Holding L.P., Term Loan B-3 (1 mo. SOFR + 4.25%)	9.58%	05/03/2028	53,318	51,335,439
Nielsen Finance LLC, Term Loan B (3 mo. SOFR + 5.10%)	10.40%	04/11/2029	43,186	39,478,790

				90,814,229

Radio & Television-1.07%
Diamond Sports Holdings LLC, Second Lien Term Loan , (Acquired 03/25/2020 - 11/10/2022; Cost $24,191,154)(d)(e)(f)	0.00%	08/24/2026	46,127	1,293,171
DIRECTV Financing LLC, Term Loan B (1 mo. SOFR + 5.00%)	10.45%	08/02/2027	42,984	42,546,558

				43,839,729

Rail Industries-0.78%
Genesee & Wyoming, Inc., Term Loan (3 mo. SOFR + 2.00%)	7.34%	12/30/2026	31,623	31,664,313

Retailers (except Food & Drug)-3.61%
Bass Pro Group LLC, Term Loan B-2 (1 mo. SOFR + 3.86%)	9.20%	03/06/2028	62,311	62,233,578
Harbor Freight Tools USA, Inc., Term Loan (1 mo. SOFR + 2.86%)	8.20%	10/19/2027	40,296	40,159,187
Pilot Travel Centers LLC, Term Loan B (1 mo. SOFR + 2.10%)	7.43%	08/04/2028	44,963	44,919,110

				147,311,875

Telecommunications-5.97%
CenturyLink, Inc., Term Loan B (1 mo. SOFR + 2.36%)	7.70%	03/15/2027	49,741	32,718,462
Genesys Cloud Services Holdings I LLC, Term Loan (1 mo. SOFR + 4.11%)	9.45%	12/01/2027	33,446	33,488,133
II-VI, Inc., Term Loan B (1 mo. SOFR + 2.86%)	8.20%	07/02/2029	33,424	33,419,615
Intelsat Jackson Holdings S.A., Term Loan B (Luxembourg) (3 mo. SOFR + 4.40%)	9.77%	02/01/2029	33,241	33,282,587
Level 3 Financing, Inc., Term Loan B (1 mo. SOFR + 1.86%)	7.20%	03/01/2027	31,156	29,598,528
Radiate Holdco LLC, Term Loan B (1 mo. SOFR + 3.25%)	8.70%	09/25/2026	43,153	35,541,373
Zayo Group Holdings, Inc., Term Loan (1 mo. SOFR + 3.00%)	8.45%	03/09/2027	56,337	45,292,037

				243,340,735

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco Senior Loan ETF (BKLN)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utilities-1.94%
Brookfield WEC Holdings, Inc., First Lien Term Loan (1 mo. SOFR + 2.75%)	8.20%	08/01/2025	$35,904	$35,916,811
Pacific Gas and Electric Co., Term Loan (1 mo. SOFR + 3.11%)	8.45%	06/23/2025	20,645	20,660,955
Vistra Operations Co. LLC, Incremental Term Loan (1 mo. SOFR + 1.75%)	7.20%	12/31/2025	22,668	22,673,761

				79,251,527

Total Variable Rate Senior Loan Interests (Cost $3,698,603,998)				3,723,709,321

U.S. Dollar Denominated Bonds & Notes-3.18%
Aerospace & Defense-0.22%
TransDigm, Inc.(g)	6.25%	03/15/2026	9,081	9,003,307

Commercial Services & Supplies-0.52%
ADT Security Corp. (The)(g)	4.13%	08/01/2029	8,296	7,249,003
Prime Security Services Borrower LLC/Prime Finance, Inc.(g)	5.75%	04/15/2026	14,160	13,908,874

				21,157,877

Containers & Packaging-0.21%
Berry Global, Inc.(g)	4.88%	07/15/2026	9,000	8,695,113

Diversified Telecommunication Services-0.14%
CommScope, Inc.(g)	6.00%	03/01/2026	1,690	1,537,419
CommScope, Inc.(g)	4.75%	09/01/2029	3,634	2,703,835
Zayo Group Holdings, Inc.(g)	4.00%	03/01/2027	2,000	1,500,675

				5,741,929

Electric Utilities-0.55%
PG&E Corp.	5.00%	07/01/2028	8,000	7,366,661
PG&E Corp.	5.25%	07/01/2030	6,000	5,336,081
Vistra Operations Co. LLC(g)	5.13%	05/13/2025	8,030	7,829,697
Vistra Operations Co. LLC(g)	4.30%	07/15/2029	2,000	1,776,425

				22,308,864

Health Care Equipment & Supplies-0.19%
Medline Borrower L.P.(g)	3.88%	04/01/2029	9,000	7,865,328

Hotels, Restaurants & Leisure-0.42%
1011778 BC ULC/New Red Finance, Inc. (Canada)(g)	3.88%	01/15/2028	15,000	13,656,959
1011778 BC ULC/New Red Finance, Inc. (Canada)(g)	3.50%	02/15/2029	4,000	3,505,752

				17,162,711

Insurance-0.16%
Acrisure LLC/Acrisure Finance, Inc., (Acquired 01/29/2021 - 03/03/2021; Cost $7,259,500)(f)(g)	4.25%	02/15/2029	7,282	6,304,552

Machinery-0.05%
TK Elevator US Newco, Inc. (Germany)(g)	5.25%	07/15/2027	2,000	1,876,601

Media-0.45%
CSC Holdings LLC(g)	6.50%	02/01/2029	2,000	1,655,266
Virgin Media Secured Finance PLC (United Kingdom)(g)	4.50%	08/15/2030	11,000	9,297,916
VZ Secured Financing B.V. (Netherlands)(g)	5.00%	01/15/2032	6,190	5,052,002
Ziggo B.V. (Netherlands)(g)	4.88%	01/15/2030	3,000	2,523,899

				18,529,083

Passenger Airlines-0.23%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(g)	5.50%	04/20/2026	1,188	1,167,006
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(g)	5.75%	04/20/2029	3,378	3,234,083
United Airlines, Inc.(g)	4.38%	04/15/2026	895	844,367
United Airlines, Inc.(g)	4.63%	04/15/2029	4,478	3,987,551

				9,233,007

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco Senior Loan ETF (BKLN)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pharmaceuticals-0.04%
Organon & Co./Organon Foreign Debt Co-Issuer B.V.(g)	4.13%	04/30/2028	$1,832	$1,659,759

Total U.S. Dollar Denominated Bonds & Notes (Cost $143,562,031)				129,538,131

			Shares
Money Market Funds-9.44%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 5.23%(h)(i) (Cost $384,904,842)			384,904,842	384,904,842

TOTAL INVESTMENTS IN SECURITIES-103.96% (Cost $4,227,070,871)				4,238,152,294

OTHER ASSETS LESS LIABILITIES-(3.96)%				(161,431,581)

NET ASSETS-100.00%				$4,076,720,713

Investment Abbreviations:

LIBOR-London Interbank Offered Rate
SOFR -Secured Overnight Financing Rate
USD -U.S. Dollar

Notes to Schedule of Investments:

(a)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(b)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(c)	This variable rate interest will settle after August 31, 2023, at which time the interest rate will be determined.
(d)	The borrower has filed for protection in federal bankruptcy court.
(e)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at August 31, 2023 represented less than 1% of the Fund’s Net Assets.

(f)	Restricted security. The aggregate value of these securities at August 31, 2023 was $7,597,723, which represented less than 1% of the Fund’s Net Assets.
(g)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $116,835,389, which represented 2.87% of the Fund’s Net Assets.

(h)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$508,484,125	$2,670,683,419	$(3,179,167,544)	$-	$-	$-	$6,250,445

Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	3,423,452,195	(3,038,547,353)	-	-	384,904,842	13,400,629

Total	$508,484,125	$6,094,135,614	$(6,217,714,897)	$-	$-	$384,904,842	$19,651,074

(i)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Statement of Assets and Liabilities

August 31, 2023

Invesco Senior Loan ETF (BKLN)
Assets:
Unaffiliated investments in securities, at value	$3,853,247,452
Affiliated investments in securities, at value	384,904,842
Cash	2,567,255
Due from broker	324,470
Receivable for:
Dividends and interest	23,366,625
Investments sold	21,289,000
Fund shares sold	65,256,381

Total assets	4,350,956,025

Liabilities:
Payable for:
Investments purchased	272,096,205
Accrued unitary management fees	2,137,810
Accrued tax expenses	1,297

Total liabilities	274,235,312

Net Assets	$4,076,720,713

Net assets consist of:
Shares of beneficial interest	$5,233,526,268
Distributable earnings (loss)	(1,156,805,555)

Net Assets	$4,076,720,713

Shares outstanding (unlimited amount authorized, $ 0.01 par value)	193,600,000
Net asset value	$21.06

Market price	$21.09

Unaffiliated investments in securities, at cost	$3,842,166,029

Affiliated investments in securities, at cost	$384,904,842

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Statement of Operations

For the year ended August 31, 2023

Invesco Senior Loan ETF (BKLN)
Investment income:
Interest income	$319,838,202
Unaffiliated dividend income	1,317
Affiliated dividend income	19,651,074

Total investment income	339,490,593

Expenses:
Unitary management fees	25,493,590
Tax expenses	650
Other expenses	2,863

Total expenses	25,497,103

Less: Waivers	(664,918)

Net expenses	24,832,185

Net investment income	314,658,408

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investments	(122,316,603)

Change in net unrealized appreciation on unaffiliated investment securities	110,895,680

Net realized and unrealized gain (loss)	(11,420,923)

Net increase in net assets resulting from operations	$303,237,485

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Statement of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	Invesco Senior Loan ETF (BKLN)
	2023	2022
Operations:
Net investment income	$314,658,408	$198,015,079
Net realized gain (loss)	(122,316,603)	(188,297,774)
Change in net unrealized appreciation (depreciation)	110,895,680	(141,484,520)

Net increase (decrease) in net assets resulting from operations	303,237,485	(131,767,215)

Distributions to Shareholders from:
Distributable earnings	(320,198,854)	(185,373,620)

Shareholder Transactions:
Proceeds from shares sold	2,967,223,577	4,321,916,237
Value of shares repurchased	(2,995,220,298)	(6,207,401,473)
Transaction fees	11,837,894	23,220,206

Net increase (decrease) in net assets resulting from share transactions	(16,158,827)	(1,862,265,030)

Net increase (decrease) in net assets	(33,120,196)	(2,179,405,865)

Net assets:
Beginning of year	4,109,840,909	6,289,246,774

End of year	$4,076,720,713	$4,109,840,909

Changes in Shares Outstanding:
Shares sold	142,300,000	199,700,000
Shares repurchased	(143,700,000)	(288,900,000)
Shares outstanding, beginning of year	195,000,000	284,200,000

Shares outstanding, end of year	193,600,000	195,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Financial Highlights

Invesco Senior Loan ETF (BKLN)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$21.08	$22.13	$21.82	$22.57	$23.11

Net investment income(a)	1.68	0.77	0.68	0.93	1.07
Net realized and unrealized gain (loss) on investments	(0.07)	(1.18)	0.31	(0.88)	(0.53)

Total from investment operations	1.61	(0.41)	0.99	0.05	0.54

Distributions to shareholders from:
Net investment income	(1.69)	(0.73)	(0.69)	(0.91)	(1.12)
Return of capital	-	-	(0.02)	-	(0.02)

Total distributions	(1.69)	(0.73)	(0.71)	(0.91)	(1.14)

Transaction fees(a)	0.06	0.09	0.03	0.11	0.06

Net asset value at end of year	$21.06	$21.08	$22.13	$21.82	$22.57

Market price at end of year(b)	$21.09	$20.98	$22.15	$21.91	$22.61

Net Asset Value Total Return(c)	8.34%	(1.44)%	4.72%	0.80%	2.68%
Market Price Total Return(c)	9.04%	(1.99)%	4.38%	1.05%	3.15%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,076,721	$4,109,841	$6,289,247	$4,499,824	$4,401,945
Ratio to average net assets of:
Expenses, after Waivers(d)	0.63%	0.65%	0.64%	0.63%	0.64%
Expenses, prior to Waivers(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	8.02%	3.53%	3.08%	4.22%	4.66%
Portfolio turnover rate(e)	129%	106%	109%	107%	78%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolio:

Full Name	Short Name

Invesco Senior Loan ETF (BKLN)	“Senior Loan ETF”

The portfolio (the “Fund”) represents a separate series of the Trust. The shares of the Fund are referred to herein as “Shares” or “Fund’s Shares.” The Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek to track the investment results (before fees and expenses) of the Morningstar LSTA US Leveraged Loan 100 Index (the “Underlying Index”).

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for

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certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s NAV and, accordingly, they reduce the

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Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether the Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - The Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the payments to Invesco Senior Secured Management, Inc. (the “Sub-Adviser”), set-up fees and commitment fees associated with the line of credit and the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from the Fund’s unitary management fee and are directly identifiable to the Fund are applied to the Fund. Expenses of the Trust that are excluded from the Fund’s unitary management fee and are not readily identifiable to the Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.

To the extent the Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers

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that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value of the interests or securities at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities prior to the settlement date.

J.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Changing Fixed-Income Market Conditions Risk. Increases in the federal funds and equivalent foreign interest rates or other changes to monetary policy or regulatory actions may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by APs which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, the Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, the Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not

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limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s NAV.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, the Fund will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Investment Grade Securities Risk. Non-investment grade securities (commonly known as “junk bonds” or “high yield bonds”) and unrated securities of comparable credit quality are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Default in the payment of interest or principal on a loan will result in a reduction in its value. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency laws and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Sampling Risk. The Fund’s use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

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Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the Securities and Exchange Commission or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.

There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods, any of which may impair the Fund’s ability to sell loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods for certain loans may result in cash not being immediately available to the Fund upon sale of the loan. As a result, the Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services, and oversight of the Sub-Adviser.

Pursuant to the Investment Advisory Agreement, the Fund accrues daily and pays monthly to the Adviser an annual unitary management fee of 0.65% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the payments to the Sub-Adviser, set-up fees and commitment fees associated with the line of credit, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund.

Through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2023, the Adviser waived fees of $664,918.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement on behalf of the Fund with Morningstar, Inc. (the “Licensor”).

The Underlying Index name trademark is owned by the Licensor. This trademark has been licensed to the Adviser for use by the Fund. The Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Fund is not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in the Fund.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.

For the fiscal year ended August 31, 2023, the Fund incurred $528 in brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Fund. Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statement of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$-	$3,723,709,321	$-	$3,723,709,321

U.S. Dollar Denominated Bonds & Notes	-	129,538,131	-	129,538,131

Money Market Funds	384,904,842	-	-	384,904,842

Total Investments	$384,904,842	$3,853,247,452	$-	$4,238,152,294

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022

Ordinary income*	$320,198,854	$185,373,620

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

Undistributed ordinary income	$7,101,016

Net unrealized appreciation (depreciation) – investments	(103,022,057)

Capital loss carryforward	(1,060,884,514)

Shares of beneficial interest	5,233,526,268

Total net assets	$4,076,720,713

24

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2023, as follows:

No expiration
Short-Term	Long-Term	Total*

$286,859,715	$774,024,799	$1,060,884,514

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were $4,813,464,787 and $4,929,957,058, respectively.

As of August 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Aggregate unrealized appreciation of investments	$80,943,850

Aggregate unrealized (depreciation) of investments	(183,965,907)

Net unrealized appreciation (depreciation) of investments	$(103,022,057)

Cost of investments for tax purposes is $4,341,174,351.

NOTE 7–Trustees’ and Officer’s Fees

The Adviser, as a result of the Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Fund. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.

NOTE 8–Borrowing

The Fund is a party to a committed line of credit facility with a syndicate administered by State Street Bank and Trust Company, which will expire on April 9, 2024. Effective April 11, 2023, the Fund participates in this line of credit with another Invesco ETF on a several and not joint basis. Prior to April 11, 2023, the Fund was the only Invesco ETF that participated in this line of credit. The Fund may borrow up to the lesser of (1) $725,000,000 or (2) the limits set by its prospectus for borrowings. The Adviser, on behalf of the Fund, pays an upfront fee of 0.10% on the commitment amount and a commitment fee of 0.15% on the amount of the commitment that has not been utilized. In case of borrowings from the line of credit, the Fund pays the associated interest expenses.

During the fiscal year ended August 31, 2023, there were no borrowings from the line of credit.

NOTE 9–Senior Loan Participation Commitments

The Fund may invest in participations, assignments, or act as a party to the primary lending syndicate of a senior loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a senior loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

During the fiscal year ended August 31, 2023, there were no interests in senior loans purchased by the Fund on a participation basis.

25

NOTE 10–Capital

Shares are issued and redeemed by the Fund only in Creation Units consisting of a specified number of Shares as set forth in the Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Fund. Such transactions are principally permitted in exchange for cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit of delivery of a basket of securities (“Deposit Securities”).

To the extent that the Fund permits transactions in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Fund for creations and redemptions, which are treated as increases in capital. Transactions in the Fund’s Shares are disclosed in detail in the Statement of Changes in Net Assets.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Senior Loan ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Loan ETF (one of the funds constituting Invesco Exchange-Traded Fund Trust II, referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023, and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27

Calculating your ongoing Fund expenses

Example

As a shareholder of the Invesco Senior Loan ETF (the “Fund”), a series of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Senior Loan ETF (BKLN)

Actual	$1,000.00	$1,049.80	0.63%	$3.25

Hypothetical (5% return before expenses)	1,000.00	1,022.03	0.63	3.21

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

28

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Qualified Business Income*	0%

Qualified Dividend Income*	0%

Corporate Dividends Received Deduction*	0%

U.S. Treasury Obligations*	0%

Business Interest Income*	100%

Qualified Interest Income*	92%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	211	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	211	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

30

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	211	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

31

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	211	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

32

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	211	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	211	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

33

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	211	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

34

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	211	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	211	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

35

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Manager, Invesco Investment Advisers, LLC (2023-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	211	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

36

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008- 2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

37

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

38

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

39

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF

Invesco Alerian Galaxy Crypto Economy ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco ESG NASDAQ 100 ETF

Invesco ESG NASDAQ Next Gen 100 ETF

Invesco ESG S&P 500 Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF

Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack Achievers™ ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco MSCI Green Building ETF

Invesco NASDAQ 100 ETF

Invesco Nasdaq Biotechnology ETF

Invesco NASDAQ Next Gen 100 ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco PHLX Semiconductor ETF

Invesco Preferred ETF

Invesco PureBetaSM 0-5 Yr US TIPS ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF

Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM MSCI USA Small Cap ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Equal Weight ETF

Invesco S&P 500® Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500® Momentum ETF

Invesco S&P 500 QVM Multi-factor ETF

Invesco S&P 500 Revenue ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap 400 QVM Multi-factor ETF

Invesco S&P MidCap 400 Revenue ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap 600 QVM Multi-factor ETF

Invesco S&P SmallCap 600 Revenue ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco S&P Ultra Dividend Revenue ETF

Invesco Senior Loan ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free ETF

Also at the April 18, 2023 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

40

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year and since-inception periods for Invesco VRDO Tax-Free ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s correlation to its underlying index. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser compensates the Sub-Advisers (as applicable) from its unitary advisory fee and pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●	0.04% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA ETF;

●	0.05% of the Fund’s average daily net assets for Invesco PureBetaSM US Aggregate Bond ETF;

●	0.06% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA Small Cap ETF;

●	0.07% of the Fund’s average daily net assets for Invesco PureBetaSM 0-5 Yr US TIPS ETF and Invesco PureBetaSM FTSE Developed ex-North America ETF;

●	0.08% of the Fund’s average daily net assets for Invesco Treasury Collateral ETF;

41

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

●	0.10% of the Fund’s average daily net assets for Invesco S&P 500 Minimum Variance ETF;

●	0.11% of the Fund’s average daily net assets for Invesco S&P 500 QVM Multi-factor ETF;

●	0.13% of the Fund’s average daily net assets for Invesco S&P 500 Enhanced Value ETF and Invesco S&P 500 Momentum ETF;

●	0.14% of the Fund’s average daily net assets for Invesco PureBetaSM FTSE Emerging Markets ETF;

●	0.15% of the Fund’s average daily net assets for Invesco NASDAQ 100 ETF, Invesco NASDAQ Next Gen 100 ETF, Invesco S&P MidCap 400 QVM Multi-factor ETF and Invesco S&P SmallCap 600 QVM Multi-factor ETF;

●	0.19% of the Fund’s average daily net assets for Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF;

●	0.20% of the Fund’s average daily net assets for Invesco ESG NASDAQ 100 ETF, Invesco ESG NASDAQ Next Gen 100 ETF, Invesco ESG S&P 500 Equal Weight ETF and Invesco Russell 1000 Equal Weight ETF;

●	0.22% of the Fund’s average daily net assets for Invesco Fundamental Investment Grade Corporate Bond ETF;

●

0.25% of the Fund’s average daily net assets for Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco VRDO Tax-Free ETF;

●

0.28% of the Fund’s average daily net assets for Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco Taxable Municipal Bond ETF;

●

0.29% of the Fund’s average daily net assets for Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF and Invesco S&P SmallCap Utilities & Communication Services ETF;

●	0.30% of the Fund’s average daily net assets for Invesco S&P 500® High Dividend Low Volatility ETF and Invesco S&P SmallCap High Dividend Low Volatility ETF;

●

0.35% of the Fund’s average daily net assets for Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF;

●

0.39% of the Fund’s average daily net assets for Invesco MSCI Green Building ETF, Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF;

●	0.45% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. ETF;

●	0.49% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and Invesco FTSE RAFI Emerging Markets ETF;

●

0.50% of the Fund’s daily net assets for Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF and Invesco Variable Rate Preferred ETF;

●	0.55% of the Fund’s daily net assets for Invesco International BuyBack AchieversTM ETF;

●	0.60% of the Fund’s daily net assets for Invesco DWA SmallCap Momentum ETF, Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF and Invesco Alerian Galaxy Crypto Economy ETF;

●	0.65% of the Fund’s daily net assets for Invesco Senior Loan ETF;

●	0.70% of the Fund’s daily net assets for Invesco China Technology ETF;

●	0.75% of the Fund’s daily net assets for Invesco Global Clean Energy ETF and Invesco Global Water ETF;

●	0.80% of the Fund’s daily net assets for Invesco DWA Developed Markets Momentum ETF; and

●	0.90% of the Fund’s daily net assets for Invesco DWA Emerging Markets Momentum ETF.

42

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco 1-30 Laddered Treasury ETF			X

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	X	N/A	X

Invesco Alerian Galaxy Crypto Economy ETF	X	N/A	X

Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X

Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X

Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X

Invesco Emerging Markets Sovereign Debt ETF			X

Invesco ESG NASDAQ 100 ETF			X

Invesco ESG NASDAQ Next Gen 100 ETF	X		X

Invesco ESG S&P 500 Equal Weight ETF	X		X

Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF			X

Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		N/A	X

Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		X	X

Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		X	X

Invesco International BuyBack AchieversTM ETF	X	N/A	X

Invesco International Corporate Bond ETF			X

Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X

Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X

Invesco KBW Regional Banking ETF	X		X

Invesco MSCI Green Building ETF			X

Invesco NASDAQ 100 ETF	X	X	X

Invesco Nasdaq Biotechnology ETF	X		X

Invesco NASDAQ Next Gen 100 ETF	X		X

Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X

Invesco PHLX Semiconductor ETF	X	X	X

Invesco Preferred ETF		N/A	X

Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X

Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X

Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X

43

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco PureBetaSM MSCI USA ETF	X	X	X

Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X

Invesco PureBetaSM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Equal Weight ETF	X		X

Invesco S&P 500 Enhanced Value ETF	X	X	X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X		X

Invesco S&P 500® High Beta ETF	X	X	X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X

Invesco S&P 500 Momentum ETF	X		X

Invesco S&P 500 QVM Multi-factor ETF	X	X	X

Invesco S&P 500 Revenue ETF			X

Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X

Invesco S&P International Developed Low Volatility ETF	X	X	X

Invesco S&P International Developed Momentum ETF	X		X

Invesco S&P International Developed Quality ETF	X		X

Invesco S&P MidCap 400 QVM Multi-factor ETF	X	X	X

Invesco S&P MidCap 400 Revenue ETF			X

Invesco S&P MidCap Low Volatility ETF	X		X

Invesco S&P SmallCap 600 QVM Multi-factor ETF	X	X	X

Invesco S&P SmallCap 600 Revenue ETF			X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X

Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X

Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X

Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X

Invesco S&P SmallCap Information Technology ETF	X		X

Invesco S&P SmallCap Low Volatility ETF	X		X

Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X		X

Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X

Invesco Senior Loan ETF		N/A	X

Invesco Taxable Municipal Bond ETF		N/A	X

Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X

Invesco VRDO Tax-Free ETF		N/A	X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Senior Loan ETF’s, Invesco MSCI Green Building ETF’s, Invesco California AMT-Free Municipal Bond ETF’s, Invesco International Corporate Bond ETF’s, Invesco National AMT-Free Municipal Bond ETF’s, Invesco New York AMT-Free Municipal Bond

44

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

ETF’s, Invesco Taxable Municipal Bond ETF’s and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis. For Invesco PureBetaSM FTSE Developed ex-North America ETF, Invesco PureBetaSM FTSE Emerging Markets ETF, Invesco PureBetaSM MSCI USA Small Cap ETF and Invesco PureBetaSM US Aggregate Bond ETF, the Board noted that it had previously approved the liquidation and termination of each Fund effective on or about June 30, 2023 and considered that the continuation of the Investment Advisory Agreement for such Funds would facilitate the orderly liquidation of the Funds.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 18,

45

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

2023. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided or to be provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Trustees reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, and the experience and skills of the investment personnel responsible for the day-to-day management of the Funds.

Based on its review, the Board concluded that the nature, extent and quality of services provided or to be provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fee charged by the Sub-Advisers under the Sub-Advisory Agreement is consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Trustees considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 24 and April 18, 2023 Board meetings, and Invesco Advisers, Inc., in connection with the April 18, 2023 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Board considered whether the sub-advisory fee rate for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF was reasonable in relation to the asset size of the Funds and concluded that the flat sub-advisory fee rate was reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from affiliated money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Fund’s excess cash invested in the affiliated money market funds. The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as securities lending agent for the Invesco ETFs. The Trustees noted that the Sub-Advisers had not identified any further benefits that they received from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

46

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-BKLN-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders
August 31, 2023
KBWB	Invesco KBW Bank ETF

KBWD	Invesco KBW High Dividend Yield Financial ETF

KBWY	Invesco KBW Premium Yield Equity REIT ETF

KBWP	Invesco KBW Property & Casualty Insurance ETF

KBWR	Invesco KBW Regional Banking ETF

2

The Market Environment

Domestic Equity

At the start of the fiscal year, volatility in the equity markets increased. US equity markets rose in August 2022 until the US Federal Reserve (the Fed) chairman Jerome Powell gave hawkish comments at an economic policy symposium held in Jackson Hole, sparking a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.1 After a continued decline in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February of 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. The Consumer Price Index (CPI) rose 4% as of May 31, 2023, the smallest 12-month increase in nearly two years.2 The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick at the end of May. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but investors got a long-awaited “pause” in rate hikes as the Fed left rates unchanged at its June meeting, sending equity markets higher. However, the Fed raised rates another 0.25% in July, bringing the rate to its highest level since June 2006.1 After two months of gains, equity markets declined in August as a resilient economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in June 2022, the highest level since 1981, the CPI rose by 0.2% in July and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 At its annual Jackson Hole symposium in August 2023, Fed chair Jerome Powell remarked that while progress has been made, inflation is still too high, and the Fed intends “to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.”

Despite higher rates and increased market volatility, US stocks for the fiscal year had strong returns of 15.94%, as measured by the S&P 500 Index.3

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Lipper Inc.

3

KBWB	Management’s Discussion of Fund Performance
Invesco KBW Bank ETF (KBWB)

As an index fund, the Invesco KBW Bank ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Bank IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, maintain and calculate the Index, which is a modified-market capitalization-weighted index of companies primarily engaged in U.S. banking activities, as determined by the Index Provider. The Index is designed to track the performance of large national U.S. money centers, regional banks and thrift institutions that are publicly traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned (20.32)%. On a net asset value (“NAV”) basis, the Fund returned (20.21)%. During the same time period, the Index returned (19.98)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by the Fund holding cash to pay distributions in March, which coincided with the overall market decline.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned 6.40%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 72 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the financial sector of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Benchmark Index is broadly diversified across all financial sub-industries and is not concentrated just in the banking sub-industry.

Relative to the Benchmark Index, the Fund was most overweight in the diversified banks sub-industry and most underweight in the multi-sector holdings sub-industry during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the regional banks sub-industry and security selection within the diversified banks sub-industry, respectively.

For the fiscal year ended August 31, 2023, consumer finance was the only sub-industry that contributed positively to the Fund’s return. The regional banks sub-industry detracted most significantly from the Fund’s return during the period, followed by the diversified banks sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included JPMorgan Chase & Co., a diversified banks company (portfolio average weight of 8.83%) and Capital One Financial Corp., a consumer finance company (portfolio average weight of 4.16%). Positions that detracted most significantly from the Fund’s return included SVB Financial Group, a diversified banks company (no longer held at fiscal year-end) and First Republic Bank, a regional banks company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Diversified Banks	43.74
Regional Banks	25.17
Investment Banking & Brokerage	15.36
Asset Management & Custody Banks	11.86
Consumer Finance	3.67
Money Market Funds Plus Other Assets Less Liabilities	0.20

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
JPMorgan Chase & Co.	8.06
Morgan Stanley	7.79
Wells Fargo & Co.	7.76
Bank of America Corp.	7.72
Goldman Sachs Group, Inc. (The)	7.57
U.S. Bancorp	4.57
Bank of New York Mellon Corp. (The)	4.17
Fifth Third Bancorp	4.09
Regions Financial Corp.	3.97
Huntington Bancshares, Inc.	3.94
Total	59.64

*	Excluding money market fund holdings.

4

Invesco KBW Bank ETF (KBWB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
KBW Nasdaq Bank IndexTM	(19.98)%	5.26%	16.61%	(2.84)%	(13.40)%	5.46%	70.10%	9.36%	188.33%
S&P 500® Financials Index	6.40	13.42	45.89	6.24	35.37	10.34	167.43	12.88	319.20
Fund
NAV Return	(20.21)	4.91	15.45	(3.13)	(14.71)	5.10	64.47	8.99	176.98
Market Price Return	(20.32)	4.83	15.20	(3.13)	(14.71)	5.11	64.61	9.00	177.31

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

5

KBWD	Management’s Discussion of Fund Performance
Invesco KBW High Dividend Yield Financial ETF (KBWD)

As an index fund, the Invesco KBW High Dividend Yield Financial ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Financial Sector Dividend Yield IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, maintain and calculate the Index, which is a modified-dividend yield-weighted index of companies principally engaged in the business of providing financial services and products, as determined by the Index Provider. The Index is designed to track the performance of financial companies, which may include business development companies and real estate investment trusts (“REITs”), with competitive dividend yields that are publicly-traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 4.49%. On a net asset value (“NAV”) basis, the Fund returned 4.56%. During the same time period, the Index returned 5.15%. During the fiscal year, the Fund utilized sampling for certain holdings. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as the effects of sampling.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned 6.40%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 72 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the financial sector of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the mortgage REITs sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the mortgage REITs and multi-sector holdings sub-industries, respectively.

For the fiscal year ended August 31, 2023, the asset management & custody banks sub-industry contributed most significantly to the Fund’s return, followed by the investment banking & brokerage sub-industry. The diversified REITs sub-industry detracted most significantly from the Fund’s return during the period, followed by the mortgage REITs sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Trinity Capital, Inc., a closed-end fund (portfolio average weight of 2.44%) and Capital Southwest Corp., a closed-end fund (portfolio average weight of 2.04%). Positions that detracted most significantly from the Fund’s return included Broadmark Realty Capital Inc., a diversified REITs company (no longer held at fiscal year-end) and NewtekOne, Inc., a diversified financial services company (portfolio average weight of 2.34%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Mortgage REITs	39.87
Closed-End Funds	30.22
Investment Banking & Brokerage	6.41
Asset Management & Custody Banks	5.36
Regional Banks	4.84
Diversified Financial Services	4.14
Consumer Finance	3.26
Sub-Industry Types Each Less Than 3%	5.53
Money Market Funds Plus Other Assets Less Liabilities	0.37

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Chimera Investment Corp.	4.80
Two Harbors Investment Corp.	4.28
ARMOUR Residential REIT, Inc.	3.75
Orchid Island Capital, Inc.	3.71
TPG RE Finance Trust, Inc.	3.61
Trinity Capital, Inc.	3.45
AGNC Investment Corp.	3.38
CION Investment Corp.	3.26
Dynex Capital, Inc.	3.21
Bain Capital Specialty Finance, Inc., BDC	3.17
Total	36.62

*	Excluding money market fund holdings.

6

Invesco KBW High Dividend Yield Financial ETF (KBWD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
KBW Nasdaq Financial Sector Dividend Yield IndexTM	5.15%	16.11%	56.53%	1.86%	9.67%	5.20%	66.06%	6.45%	121.70%
S&P 500® Financials Index	6.40	13.42	45.89	6.24	35.37	10.34	167.43	10.60	261.26
Fund
NAV Return	4.56	15.63	54.61	1.78	9.20	5.05	63.66	6.22	115.82
Market Price Return	4.49	15.57	54.38	1.76	9.13	5.05	63.64	6.23	116.03

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 3.84% includes the unitary management fee of 0.35% and acquired fund fees and expenses of 3.49%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

7

KBWY	Management’s Discussion of Fund Performance
Invesco KBW Premium Yield Equity REIT ETF (KBWY)

As an index fund, the Invesco KBW Premium Yield Equity REIT ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Premium Yield Equity REIT IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, maintain and calculate the Index, which is a modified-dividend yield-weighted index of domestic equity real estate investment trusts (“REITs”) of small- and mid-capitalization, as determined by the Index Provider. The Index is designed to track the performance of small- and mid-capitalization domestic equity REITs that have competitive dividend yields and are publicly-traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned (5.85)%. On a net asset value (“NAV”) basis, the Fund returned (5.72)%. During the same time period, the Index returned (5.37)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses incurred during the period.

During this same time period, the Dow Jones U.S. Real Estate Index (the “Benchmark Index”) returned (6.41)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 77 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States REIT market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the office REITs sub-industry and most underweight in the telecom tower REITs sub-industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight exposure to the telecom tower REITs sub-industry and security selection in the retail REITs sub-industry.

For the fiscal year ended August 31, 2023, the retail REITs sub-industry contributed most significantly to the Fund’s return, followed by the other specialized REITs sub-industry. The office REITs sub-industry detracted most significantly from the Fund’s return during the period, followed by the health care REITs sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Uniti Group, Inc., an other specialized REITs company (portfolio average weight of 2.90%), and Hudson Pacific Properties, Inc., an office REITs company (portfolio average weight of 3.22%). Positions that detracted most significantly from the Fund’s return included Office Properties Income Trust, an office REITs company (portfolio average weight of 5.18%) and Medical Properties Trust, Inc., a health care REITs company (portfolio average weight of 4.00%).

REIT Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Office REITs	27.54
Health Care REITs	16.50
Other Specialized REITs	15.94
Diversified REITs	13.49
Retail REITs	7.87
Industrial REITs	7.64
Hotel & Resort REITs	5.49
Sub-Industry Types Each Less Than 3%	5.31
Money Market Funds Plus Other Assets Less Liabilities	0.22

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Hudson Pacific Properties, Inc.	9.81
Brandywine Realty Trust	7.95
Uniti Group, Inc.	7.23
SL Green Realty Corp.	6.11
Global Net Lease, Inc.	4.72
Innovative Industrial Properties, Inc.	4.66
Necessity Retail REIT, Inc. (The)	4.19
Sabra Health Care REIT, Inc.	3.97
Gladstone Commercial Corp.	3.87
Office Properties Income Trust	3.67
Total	56.18

*	Excluding money market fund holdings.

8

Invesco KBW Premium Yield Equity REIT ETF (KBWY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
KBW Nasdaq Premium Yield Equity REIT IndexTM	(5.37)%	8.29%	27.00%	(4.84)%	(21.97)%	2.86%	32.61%	4.79%	81.46%
Dow Jones U.S. Real Estate Index	(6.41)	3.96	12.35	3.60	19.37	7.08	98.26	7.52	151.84
Fund
NAV Return	(5.72)	8.05	26.16	(4.84)	(21.98)	2.68	30.25	4.54	76.17
Market Price Return	(5.85)	7.98	25.89	(4.85)	(22.02)	2.69	30.36	4.55	76.38

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

9

KBWP	Management’s Discussion of Fund Performance
Invesco KBW Property & Casualty Insurance ETF (KBWP)

As an index fund, the Invesco KBW Property & Casualty Insurance ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Property & Casualty IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, maintain and calculate the Index, which is a modified-market capitalization-weighted index designed to track the performance of companies primarily engaged in U.S. property and casualty insurance activities, as determined by the Index Provider. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 10.00%. On a net asset value (“NAV”) basis, the Fund returned 10.15%. During the same time period, the Index returned 10.52%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Property & Casualty Index (the “Benchmark Index”) returned 8.30%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 10 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States property and casualty insurance market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the multi-line insurance sub-industry and most underweight in the property & casualty insurance sub-industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to the property & casualty insurance sub-industry.

For the fiscal year ended August 31, 2023, the property & casualty insurance sub-industry contributed most significantly to the Fund’s return during the period. There were no sub-industries that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Arch Capital Group Ltd., a property & casualty insurance company (portfolio average weight of 4.33%), and RenaissanceRe Holdings Ltd., a reinsurance company (portfolio average weight of 4.16%). Positions that detracted most significantly from the Fund’s return included Hanover Insurance Group, Inc. (The), a property & casualty insurance company (portfolio average weight of 3.84%) and Allstate Corp. (The), a property & casualty insurance company (portfolio average weight of 7.84%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Property & Casualty Insurance	71.47
Multi-line Insurance	18.36
Reinsurance	10.14
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
American International Group, Inc.	8.45
Chubb Ltd.	8.24
Progressive Corp. (The)	7.96
Allstate Corp. (The)	7.58
Travelers Cos., Inc. (The)	7.26
Assurant, Inc.	4.43
W.R. Berkley Corp.	4.24
Arch Capital Group Ltd.	4.20
Cincinnati Financial Corp.	4.18
RLI Corp.	4.05
Total	60.59

*	Excluding money market fund holdings.

10

Invesco KBW Property & Casualty Insurance ETF (KBWP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
KBW Nasdaq Property & Casualty IndexTM	10.52%	14.33%	49.43%	8.20%	48.30%	11.89%	207.47%	12.67%	357.46%
S&P 500® Property & Casualty Index	8.30	16.51	58.15	10.95	68.15	13.68	260.40	13.83	421.27
Fund
NAV Return	10.15	13.97	48.02	7.87	46.04	11.51	197.38	12.29	338.02
Market Price Return	10.00	13.91	47.79	7.85	45.90	11.53	197.66	12.29	338.14

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

11

KBWR	Management’s Discussion of Fund Performance
Invesco KBW Regional Banking ETF (KBWR)

As an index fund, the Invesco KBW Regional Banking ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Regional Banking IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, maintain and calculate the Index, which is a modified-market capitalization-weighted index comprised of companies primarily engaged in U.S. regional banking activities, as determined by the Index Provider. The Index is designed to track the performance of U.S. regional banking and thrift companies that are publicly-traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned (16.79)%. On a net asset value (“NAV”) basis, the Fund returned (16.65)%. During the same time period, the Index returned (16.42)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Commercial Banks Index (the “Benchmark Index”) returned (7.88)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States commercial banking market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the regional banks sub-industry.

For the fiscal year ended August 31, 2023, the regional banks sub-industry detracted most significantly from the Fund’s return. There were no sub-industries that contributed positively to the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included New York Community Bancorp, Inc., a regional banks company (portfolio average weight of 2.54%), and Bank OZK, a regional banks company (portfolio average weight of 2.04%). Positions that detracted most significantly from the Fund’s return included PacWest Bancorp, a regional banks company (portfolio average weight of 1.36%) and Commerce Bancshares, Inc., a regional banks company (portfolio average weight of 3.98%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Regional Banks	99.84
Money Market Funds Plus Other Assets Less Liabilities	0.16

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
New York Community Bancorp, Inc.	4.15
Webster Financial Corp.	4.14
Commerce Bancshares, Inc.	3.55
Cullen/Frost Bankers, Inc.	3.27
BOK Financial Corp.	3.27
Pinnacle Financial Partners, Inc.	2.38
Texas Capital Bancshares, Inc.	2.29
Ameris Bancorp	2.24
Cadence Bank	2.21
Valley National Bancorp	2.16
Total	29.66

*	Excluding money market fund holdings.

12

Invesco KBW Regional Banking ETF (KBWR) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
KBW Nasdaq Regional Banking IndexTM	(16.42)%	13.15%	44.85%	(1.52)%	(7.35)%	5.99%	78.90%	9.15%	181.80%
S&P Composite 1500® Commercial Banks Index	(7.88)	9.30	30.57	(0.43)	(2.13)	7.19	100.32	10.69	232.42
Fund
NAV Return	(16.65)	12.78	43.44	(1.81)	(8.71)	5.63	73.01	8.79	171.03
Market Price Return	(16.79)	12.72	43.20	(1.82)	(8.79)	5.63	72.97	8.81	171.40

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

13

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

14

Invesco KBW Bank ETF (KBWB)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.80%
Asset Management & Custody Banks-11.86%
Bank of New York Mellon Corp. (The)	1,636,398	$73,425,178
Northern Trust Corp.	902,482	68,651,806
State Street Corp.	967,394	66,498,664

		208,575,648

Consumer Finance-3.67%
Capital One Financial Corp.	631,009	64,609,011

Diversified Banks-43.74%
Bank of America Corp.	4,734,677	135,743,189
Citigroup, Inc.	1,483,707	61,262,262
Comerica, Inc.(b)	570,538	27,448,583
Fifth Third Bancorp	2,711,240	71,983,422
JPMorgan Chase & Co.	969,560	141,875,715
KeyCorp	4,051,994	45,909,092
PNC Financial Services Group, Inc. (The)	567,716	68,540,353
U.S. Bancorp(b)	2,200,124	80,370,530
Wells Fargo & Co.	3,305,086	136,467,001

		769,600,147

Investment Banking & Brokerage-15.36%
Goldman Sachs Group, Inc. (The)	406,187	133,111,542
Morgan Stanley	1,609,389	137,039,473

		270,151,015

Regional Banks-25.17%
Citizens Financial Group, Inc.	2,096,622	58,977,977
East West Bancorp, Inc.	612,800	33,912,352
First Horizon Corp.	2,329,928	29,240,597

	Shares	Value
Regional Banks-(continued)
Huntington Bancshares, Inc.	6,253,745	$69,354,032
M&T Bank Corp.	551,987	69,025,974
Regions Financial Corp.	3,807,757	69,834,263
Truist Financial Corp.	2,158,183	65,932,491
Western Alliance Bancorporation(b)	474,539	23,731,695
Zions Bancorporation N.A.(b)	641,905	22,787,628

		442,797,009

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.80% (Cost $2,217,076,799)		1,755,732,830

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.86%
Invesco Private Government Fund, 5.30%(c)(d)(e)	9,165,896	9,165,896
Invesco Private Prime Fund, 5.51%(c)(d)(e)	23,569,447	23,569,447

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $32,735,484)		32,735,343

TOTAL INVESTMENTS IN SECURITIES-101.66% (Cost $2,249,812,283)		1,788,468,173
OTHER ASSETS LESS LIABILITIES-(1.66)%		(29,140,710)

NET ASSETS-100.00%		$1,759,327,463

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$72,659,273	$(72,659,273)	$-	$-	$-	$28,743

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	6,003,556	267,533,996	(264,371,656)	-	-	9,165,896	316,857	*

Invesco Private Prime Fund	15,437,715	556,121,751	(547,991,893)	(1,017)	2,891	23,569,447	847,901	*

Total	$21,441,271	$896,315,020	$(885,022,822)	$(1,017)	$2,891	$32,735,343	$1,193,501

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco KBW Bank ETF (KBWB)–(continued)

August 31, 2023

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco KBW High Dividend Yield Financial ETF (KBWD)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-69.41%
Asset Management & Custody Banks-5.36%
Artisan Partners Asset Management, Inc., Class A(b)	149,711	$5,751,897
GCM Grosvenor, Inc., Class A	708,408	5,412,237
Janus Henderson Group PLC(b)	173,145	4,756,293
Patria Investments Ltd., Class A (Cayman Islands)(b)	318,503	4,592,813

		20,513,240

Consumer Finance-3.26%
Ally Financial, Inc.	129,319	3,580,843
OneMain Holdings, Inc.	213,909	8,879,363

		12,460,206

Diversified Banks-1.63%
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	214,649	6,250,579

Diversified Financial Services-4.14%
Jackson Financial, Inc., Class A	247,754	9,315,550
NewtekOne, Inc.(b)	364,206	6,522,930

		15,838,480

Investment Banking & Brokerage-6.41%
B. Riley Financial, Inc.(b)	234,234	11,993,952
Lazard Ltd., Class A(b)	186,251	6,470,360
Moelis & Co., Class A(b)	128,276	6,081,565

		24,545,877

Life & Health Insurance-2.11%
Lincoln National Corp.	315,266	8,089,725

Mortgage REITs-39.87%
AGNC Investment Corp.	1,306,957	12,951,944
Annaly Capital Management, Inc.(b)	559,112	11,333,200
ARMOUR Residential REIT, Inc.(b)	2,920,072	14,337,554
Chimera Investment Corp.(b)	3,035,449	18,364,466
Dynex Capital, Inc.(b)	946,500	12,266,640
Ellington Financial, Inc.	877,420	11,731,105
MFA Financial, Inc.	958,706	10,507,418
Orchid Island Capital, Inc.	1,480,611	14,199,060
PennyMac Mortgage Investment Trust(b)	905,199	12,138,719
Ready Capital Corp.(b)	419,972	4,586,094
TPG RE Finance Trust, Inc.(b)	1,836,516	13,810,600
Two Harbors Investment Corp.(b)	1,188,775	16,369,432

		152,596,232

Regional Banks-4.84%
Central Pacific Financial Corp.	373,476	6,337,887

	Shares	Value
Regional Banks-(continued)
New York Community Bancorp, Inc.	493,235	$6,056,926
Northwest Bancshares, Inc.(b)	555,155	6,106,705

		18,501,518

Transaction & Payment Processing Services-1.79%
Western Union Co. (The)(b)	555,409	6,859,301

Total Common Stocks & Other Equity Interests (Cost $277,045,747)		265,655,158

Closed-End Funds-30.22%
Bain Capital Specialty Finance, Inc., BDC(b)	771,385	12,149,314
Capital Southwest Corp., BDC	494,403	10,906,530
CION Investment Corp., BDC	1,164,891	12,487,632
FS KKR Capital Corp., BDC	524,093	10,722,943
Goldman Sachs BDC, Inc., BDC(b)	796,691	11,488,284
MidCap Financial Investment Corp., BDC	859,939	11,652,174
PennantPark Investment Corp., BDC	1,826,286	12,090,013
SLR Investment Corp., BDC(b)	649,709	9,882,074
Trinity Capital, Inc., BDC(b)	901,971	13,213,875
TriplePoint Venture Growth BDC Corp., BDC(b)	992,509	11,056,550

		115,649,389

Total Closed-End Funds (Cost $105,173,215)		115,649,389

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.63% (Cost $382,218,962)		381,304,547

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-26.27%
Invesco Private Government Fund, 5.30%(c)(d)(e)	28,150,755	28,150,755
Invesco Private Prime Fund, 5.51%(c)(d)(e)	72,387,657	72,387,657

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $100,539,021)		100,538,412

TOTAL INVESTMENTS IN SECURITIES-125.90% (Cost $482,757,983)		481,842,959
OTHER ASSETS LESS LIABILITIES-(25.90)%		(99,137,248)

NET ASSETS-100.00%		$382,705,711

Investment Abbreviations:

BDC -Business Development Company

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco KBW High Dividend Yield Financial ETF (KBWD)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$27,142,179	$(27,142,179)	$-	$-	$-	$14,150

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	26,654,039	265,455,329	(263,958,613)	-	-	28,150,755	1,173,190	*

Invesco Private Prime Fund	68,547,907	498,948,653	(495,110,541)	(2,980)	4,618	72,387,657	3,152,656	*

Total	$95,201,946	$791,546,161	$(786,211,333)	$(2,980)	$4,618	$100,538,412	$4,339,996

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco KBW Premium Yield Equity REIT ETF (KBWY)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.78%
Diversified REITs-13.49%
Armada Hoffler Properties, Inc.	485,169	$5,526,075
Broadstone Net Lease, Inc.(b)	347,739	5,622,940
Gladstone Commercial Corp.(b)	668,202	8,786,856
Global Net Lease, Inc.(b)	945,844	10,735,329

		30,671,200

Health Care REITs-16.50%
Global Medical REIT, Inc.(b)	839,553	8,126,873
Medical Properties Trust, Inc.(b)	1,110,475	8,017,630
National Health Investors, Inc.(b)	100,429	5,134,935
Omega Healthcare Investors, Inc.(b)	226,799	7,216,744
Sabra Health Care REIT, Inc.(b)	719,642	9,017,114

		37,513,296

Hotel & Resort REITs-5.49%
Apple Hospitality REIT, Inc.	345,346	5,187,097
Service Properties Trust(b)	883,345	7,296,430

		12,483,527

Industrial REITs-7.64%
Innovative Industrial Properties, Inc.(b)	121,309	10,587,849
LXP Industrial Trust(b)	356,440	3,500,241
STAG Industrial, Inc.	89,622	3,273,892

		17,361,982

Multi-Family Residential REITs-1.71%
Apartment Income REIT Corp.	114,365	3,895,272

Office REITs-27.54%
Brandywine Realty Trust(b)	3,615,751	18,078,755
Hudson Pacific Properties, Inc.(b)	3,275,001	22,302,757
Office Properties Income Trust(b)	1,126,566	8,336,588
SL Green Realty Corp.	353,850	13,892,151

		62,610,251

Other Specialized REITs-15.94%
EPR Properties	144,595	6,474,964
Four Corners Property Trust, Inc.(b)	155,239	3,905,813
Gaming and Leisure Properties, Inc.	93,045	4,410,333
Outfront Media, Inc.	440,048	4,994,545
Uniti Group, Inc.	3,061,963	16,442,741

		36,228,396

	Shares	Value
Retail REITs-7.87%
Getty Realty Corp.(b)	108,683	$3,262,664
Necessity Retail REIT, Inc. (The)(b)	1,268,625	9,514,688
Spirit Realty Capital, Inc.(b)	132,145	5,102,118

		17,879,470

Self-Storage REITs-1.86%
National Storage Affiliates Trust	125,567	4,219,051

Single-Family Residential REITs-1.74%
UMH Properties, Inc.(b)	264,254	3,950,597

Total Common Stocks & Other Equity Interests (Cost $253,889,190)		226,813,042

Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(c)(d) (Cost $180,342)	180,342	180,342

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $254,069,532)		226,993,384

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-30.14%
Invesco Private Government Fund, 5.30%(c)(d)(e)	19,180,714	19,180,714
Invesco Private Prime Fund, 5.51%(c)(d)(e)	49,321,834	49,321,834

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $68,501,803)		68,502,548

TOTAL INVESTMENTS IN SECURITIES-130.00% (Cost $322,571,335)		295,495,932
OTHER ASSETS LESS LIABILITIES-(30.00)%		(68,198,640)

NET ASSETS-100.00%		$227,297,292

Investment Abbreviations:

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco KBW Premium Yield Equity REIT ETF (KBWY)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$18,488,800	$(18,308,458)	$-	$-	$180,342	$10,640

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	11,365,194	144,362,925	(136,547,405)	-	-	19,180,714	593,484	*

Invesco Private Prime Fund	29,170,947	324,055,360	(303,900,872)	(150)	(3,451)	49,321,834	1,608,915	*

Total	$40,536,141	$486,907,085	$(458,756,735)	$(150)	$(3,451)	$68,682,890	$2,213,039

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco KBW Property & Casualty Insurance ETF (KBWP)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Multi-line Insurance-18.36%
American International Group, Inc.	215,002	$12,581,917
Assurant, Inc.	47,330	6,594,489
Hartford Financial Services Group, Inc. (The)	82,885	5,952,801
Horace Mann Educators Corp.(b)	77,303	2,215,504

		27,344,711

Property & Casualty Insurance-71.47%
Allstate Corp. (The)	104,736	11,291,588
American Financial Group, Inc.	50,588	5,864,161
Arch Capital Group Ltd.(b)(c)	81,482	6,262,707
AXIS Capital Holdings Ltd.	109,399	6,001,629
Chubb Ltd.	61,124	12,277,978
Cincinnati Financial Corp.(b)	58,854	6,226,165
Hanover Insurance Group, Inc. (The)	50,953	5,437,704
James River Group Holdings Ltd.	71,199	1,036,657
Kemper Corp.(b)	121,290	5,696,991
Mercury General Corp.(b)	104,851	2,999,787
ProAssurance Corp.(b)	102,333	1,809,248
Progressive Corp. (The)	88,803	11,852,536
RLI Corp.	45,854	6,030,718
Selective Insurance Group, Inc.(b)	58,712	5,824,818
Travelers Cos., Inc. (The)	67,113	10,820,629
Universal Insurance Holdings, Inc.(b)	57,664	730,026
W.R. Berkley Corp.	101,998	6,309,596

		106,472,938

Reinsurance-10.14%
Everest Group Ltd.	16,702	6,024,077
RenaissanceRe Holdings Ltd. (Bermuda)	30,161	5,666,950
SiriusPoint Ltd. (Bermuda)(b)(c)	308,746	3,414,731

		15,105,758

Total Common Stocks & Other Equity Interests (Cost $164,230,279)		148,923,407

	Shares	Value
Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e) (Cost $66,778)	66,778	$66,778

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $164,297,057)		148,990,185

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.36%
Invesco Private Government Fund, 5.30%(d)(e)(f)	1,817,266	1,817,266
Invesco Private Prime Fund, 5.51%(d)(e)(f)	4,672,971	4,672,971

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,490,237)		6,490,237

TOTAL INVESTMENTS IN SECURITIES-104.37% (Cost $170,787,294)		155,480,422
OTHER ASSETS LESS LIABILITIES-(4.37)%		(6,513,781)

NET ASSETS-100.00%		$148,966,641

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$158,610	$5,838,181	$(5,930,013)	$-	$-	$66,778	$4,398

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco KBW Property & Casualty Insurance ETF (KBWP)–(continued)

August 31, 2023

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$-	$58,823,736	$(57,006,470)	$-	$-	$1,817,266	$102,341	*

Invesco Private Prime Fund	-	122,124,597	(117,455,035)	-	3,409	4,672,971	273,972	*

Total	$158,610	$186,786,514	$(180,391,518)	$-	$3,409	$6,557,015	$380,711

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco KBW Regional Banking ETF (KBWR)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.84%
Regional Banks-99.84%
Ameris Bancorp(b)	32,449	$1,322,297
Associated Banc-Corp.	69,165	1,198,629
Atlantic Union Bankshares Corp.(b)	36,351	1,079,261
Bank of Hawaii Corp.	19,212	1,032,453
Bank OZK(b)	29,615	1,189,635
BankUnited, Inc.	36,064	946,680
BOK Financial Corp.(b)	23,190	1,927,321
Brookline Bancorp, Inc.	42,952	411,051
Cadence Bank(b)	57,044	1,305,167
Cathay General Bancorp	35,029	1,248,083
Columbia Banking System, Inc.	51,131	1,047,163
Commerce Bancshares, Inc.(b)	42,727	2,097,468
Community Bank System, Inc.(b)	20,713	984,903
Cullen/Frost Bankers, Inc.	20,444	1,932,571
CVB Financial Corp.(b)	67,483	1,178,253
Eastern Bankshares, Inc.	85,428	1,149,861
F.N.B. Corp.	93,207	1,083,997
First Bancorp	87,139	1,207,747
First Commonwealth Financial Corp.(b)	49,872	651,827
First Financial Bancorp	46,098	957,916
First Financial Bankshares, Inc.(b)	39,539	1,135,560
First Hawaiian, Inc.(b)	61,832	1,169,243
First Interstate BancSystem, Inc., Class A	46,460	1,203,779
Fulton Financial Corp.(b)	80,206	1,069,146
Glacier Bancorp, Inc.(b)	35,551	1,073,996
Hancock Whitney Corp.	28,038	1,156,567
Home BancShares, Inc.(b)	47,714	1,058,297
Hope Bancorp, Inc.(b)	58,141	562,223
Independent Bank Corp.(b)	21,379	1,154,894
New York Community Bancorp, Inc.(b)	199,269	2,447,023
Old National Bancorp	82,464	1,258,401
Pacific Premier Bancorp, Inc.	46,435	1,068,934
PacWest Bancorp	57,224	454,931
Pinnacle Financial Partners, Inc.(b)	21,059	1,401,687
Popular, Inc.	17,913	1,223,100
Prosperity Bancshares, Inc.(b)	17,912	1,017,581

	Shares	Value
Regional Banks-(continued)
Provident Financial Services, Inc.(b)	36,602	$603,201
Simmons First National Corp., Class A(b)	61,713	1,099,726
South State Corp.(b)	16,385	1,184,635
Synovus Financial Corp.(b)	37,808	1,170,536
Texas Capital Bancshares, Inc.(c)	21,656	1,352,201
Trustmark Corp.	29,584	681,615
UMB Financial Corp.	18,083	1,143,026
United Bankshares, Inc.	34,822	1,047,446
United Community Banks, Inc.(b)	45,299	1,223,073
Valley National Bancorp(b)	138,819	1,274,358
Washington Federal, Inc.(b)	31,889	866,743
Webster Financial Corp.	57,630	2,444,088
Wintrust Financial Corp.	16,110	1,250,297
WSFS Financial Corp.	29,780	1,170,354

		58,918,944

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.84% (Cost $75,743,029)		58,918,944

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-28.26%
Invesco Private Government Fund, 5.30%(d)(e)(f)	4,669,170	4,669,170
Invesco Private Prime Fund, 5.51%(d)(e)(f)	12,006,441	12,006,441

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $16,675,472)		16,675,611

TOTAL INVESTMENTS IN SECURITIES-128.10% (Cost $92,418,501)		75,594,555
OTHER ASSETS LESS LIABILITIES-(28.10)%		(16,580,677)

NET ASSETS-100.00%		$59,013,878

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$15,014	$2,113,781	$(2,128,795)	$-	$-	$-	$1,457

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco KBW Regional Banking ETF (KBWR)–(continued)

August 31, 2023

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$3,369,206	$48,137,078	$(46,837,114)	$-	$-	$4,669,170	$176,114	*

Invesco Private Prime Fund	8,663,673	107,283,530	(103,939,187)	(224)	(1,351)	12,006,441	473,957	*

Total	$12,047,893	$157,534,389	$(152,905,096)	$(224)	$(1,351)	$16,675,611	$651,528

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Statements of Assets and Liabilities

August 31, 2023

	Invesco KBW Bank ETF (KBWB)	Invesco KBW High Dividend Yield Financial ETF (KBWD)	Invesco KBW Premium Yield Equity REIT ETF (KBWY)	Invesco KBW Property & Casualty Insurance ETF (KBWP)	Invesco KBW Regional Banking ETF (KBWR)
Assets:
Unaffiliated investments in securities, at value(a)	$1,755,732,830	$381,304,547	$226,813,042	$148,923,407	$58,918,944
Affiliated investments in securities, at value	32,735,343	100,538,412	68,682,890	6,557,015	16,675,611
Receivable for:
Dividends	7,058,256	1,534,792	363,633	196,527	157,194
Securities lending	3,040	207,721	8,711	479	3,320
Investments sold	-	599,303	960,750	4,141,147	-
Fund shares sold	4,196,733	-	-	-	-

Total assets	1,799,726,202	484,184,775	296,829,026	159,818,575	75,755,069

Liabilities:
Due to custodian	1,095,393	188,156	-	-	47,552
Payable for:
Investments purchased	4,190,750	-	-	163,554	-
Investments purchased - affiliated broker	1,826,351	-	-	2,970	-
Collateral upon return of securities loaned	32,735,484	100,539,021	68,501,803	6,490,237	16,675,472
Fund shares repurchased	-	639,260	962,462	4,145,202	-
Accrued unitary management fees	550,761	112,627	67,469	49,971	18,167

Total liabilities	40,398,739	101,479,064	69,531,734	10,851,934	16,741,191

Net Assets	$1,759,327,463	$382,705,711	$227,297,292	$148,966,641	$59,013,878

Net assets consist of:
Shares of beneficial interest	$2,644,005,085	$590,990,490	$438,184,578	$174,867,573	$88,478,958
Distributable earnings (loss)	(884,677,622)	(208,284,779)	(210,887,286)	(25,900,932)	(29,465,080)

Net Assets	$1,759,327,463	$382,705,711	$227,297,292	$148,966,641	$59,013,878

Shares outstanding (unlimited amount authorized, $0.01 par value)	41,910,000	23,930,000	11,870,000	1,800,000	1,260,000
Net asset value	$41.98	$15.99	$19.15	$82.76	$46.84

Market price	$41.99	$15.99	$19.14	$82.76	$46.80

Unaffiliated investments in securities, at cost	$2,217,076,799	$382,218,962	$253,889,190	$164,230,279	$75,743,029

Affiliated investments in securities, at cost	$32,735,484	$100,539,021	$68,682,145	$6,557,015	$16,675,472

(a) Includes securities on loan with an aggregate value of:	$32,210,394	$98,190,695	$66,904,350	$6,267,012	$16,390,991

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Statements of Operations

For the year ended August 31, 2023

	Invesco KBW Bank ETF (KBWB)	Invesco KBW High Dividend Yield Financial ETF (KBWD)	Invesco KBW Premium Yield Equity REIT ETF (KBWY)	Invesco KBW Property & Casualty Insurance ETF (KBWP)	Invesco KBW Regional Banking ETF (KBWR)
Investment income:
Unaffiliated dividend income	$65,351,138	$36,349,157	$9,386,217	$7,355,358	$2,226,232
Affiliated dividend income	28,743	14,150	10,640	4,398	1,457
Securities lending income, net	245,369	1,495,076	80,687	15,915	27,782
Foreign withholding tax	-	-	-	-	(9,027)

Total investment income	65,625,250	37,858,383	9,477,544	7,375,671	2,246,444

Expenses:
Unitary management fees	6,139,371	1,276,020	838,714	1,115,927	233,314

Less: Waivers	(832)	(360)	(292)	(121)	(41)

Net expenses	6,138,539	1,275,660	838,422	1,115,806	233,273

Net investment income	59,486,711	36,582,723	8,639,122	6,259,865	2,013,171

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(571,258,727)	(39,157,205)	(27,095,541)	(2,873,479)	(3,043,155)
Affiliated investment securities	2,891	4,618	(3,451)	3,409	(1,351)
In-kind redemptions	(129,395,708)	13,704	495,450	24,426,231	1,291,748

Net realized gain (loss)	(700,651,544)	(39,138,883)	(26,603,542)	21,556,161	(1,752,758)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	107,614,809	12,142,917	(2,102,680)	(6,856,258)	(10,380,774)
Affiliated investment securities	(1,017)	(2,980)	(150)	-	(224)

Change in net unrealized appreciation (depreciation)	107,613,792	12,139,937	(2,102,830)	(6,856,258)	(10,380,998)

Net realized and unrealized gain (loss)	(593,037,752)	(26,998,946)	(28,706,372)	14,699,903	(12,133,756)

Net increase (decrease) in net assets resulting from operations	$(533,551,041)	$9,583,777	$(20,067,250)	$20,959,768	$(10,120,585)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

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27

Statements of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	Invesco KBW Bank ETF (KBWB)		Invesco KBW High Dividend Yield Financial ETF (KBWD)
	2023	2022	2023	2022
Operations:
Net investment income	$59,486,711	$62,100,244	$36,582,723	$30,363,494
Net realized gain (loss)	(700,651,544)	64,064,570	(39,138,883)	14,084,867
Change in net unrealized appreciation (depreciation)	107,613,792	(616,755,963)	12,139,937	(92,543,242)

Net increase (decrease) in net assets resulting from operations	(533,551,041)	(490,591,149)	9,583,777	(48,094,881)

Distributions to Shareholders from:
Distributable earnings	(54,916,451)	(65,164,401)	(42,766,013)	(39,784,352)

Shareholder Transactions:
Proceeds from shares sold	2,842,086,612	4,094,517,993	35,165,759	160,076,565
Value of shares repurchased	(2,463,492,686)	(4,547,864,150)	(42,129,665)	(114,842,574)

Net increase (decrease) in net assets resulting from share transactions	378,593,926	(453,346,157)	(6,963,906)	45,233,991

Net increase (decrease) in net assets	(209,873,566)	(1,009,101,707)	(40,146,142)	(42,645,242)

Net assets:
Beginning of period	1,969,201,029	2,978,302,736	422,851,853	465,497,095

End of period	$1,759,327,463	$1,969,201,029	$382,705,711	$422,851,853

Changes in Shares Outstanding:
Shares sold.	57,730,000	61,560,000	2,240,000	7,970,000
Shares repurchased	(52,000,000)	(70,360,000)	(2,900,000)	(5,890,000)
Shares outstanding, beginning of period	36,180,000	44,980,000	24,590,000	22,510,000

Shares outstanding, end of period	41,910,000	36,180,000	23,930,000	24,590,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco KBW Premium Yield Equity REIT ETF (KBWY)		Invesco KBW Property & Casualty Insurance ETF (KBWP)		Invesco KBW Regional Banking ETF (KBWR)
2023	2022	2023	2022	2023	2022

$8,639,122	$9,812,455	$6,259,865	$2,414,200	$2,013,171	$1,799,159
(26,603,542)	64,149,135	21,556,161	2,514,282	(1,752,758)	(609,545)
(2,102,830)	(79,458,900)	(6,856,258)	(16,681,345)	(10,380,998)	(4,112,163)

(20,067,250)	(5,497,310)	20,959,768	(11,752,863)	(10,120,585)	(2,922,549)

(19,585,361)	(17,784,899)	(6,394,173)	(2,788,226)	(1,965,805)	(1,800,845)

40,036,438	116,944,071	218,674,466	151,564,768	30,743,662	24,061,190
(61,506,195)	(155,305,074)	(290,961,981)	(18,928,465)	(34,911,417)	(17,597,678)

(21,469,757)	(38,361,003)	(72,287,515)	132,636,303	(4,167,755)	6,463,512

(61,122,368)	(61,643,212)	(57,721,920)	118,095,214	(16,254,145)	1,740,118

288,419,660	350,062,872	206,688,561	88,593,347	75,268,023	73,527,905

$227,297,292	$288,419,660	$148,966,641	$206,688,561	$59,013,878	$75,268,023

2,050,000	4,910,000	2,620,000	1,840,000	640,000	370,000
(3,250,000)	(6,480,000)	(3,520,000)	(240,000)	(680,000)	(300,000)
13,070,000	14,640,000	2,700,000	1,100,000	1,300,000	1,230,000

11,870,000	13,070,000	1,800,000	2,700,000	1,260,000	1,300,000

29

Financial Highlights

Invesco KBW Bank ETF (KBWB)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$54.43	$66.21	$39.58	$48.15	$57.01

Net investment income(a)	1.64	1.49	1.31	1.40	1.27
Net realized and unrealized gain (loss) on investments	(12.52)	(11.66)	26.56	(8.45)	(8.86)

Total from investment operations	(10.88)	(10.17)	27.87	(7.05)	(7.59)

Distributions to shareholders from:
Net investment income	(1.57)	(1.61)	(1.24)	(1.52)	(1.27)

Net asset value at end of period	$41.98	$54.43	$66.21	$39.58	$48.15

Market price at end of period(b)	$41.99	$54.52	$66.11	$39.68	$48.22

Net Asset Value Total Return(c)	(20.21)%	(15.59)%	71.42%	(14.81)%	(13.30)%
Market Price Total Return(c)	(20.32)%	(15.33)%	70.75%	(14.72)%	(13.18)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,759,327	$1,969,201	$2,978,303	$763,963	$563,393
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	3.39%	2.30%	2.25%	3.07%	2.51%
Portfolio turnover rate(d)	35%	23%	22%	18%	13%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco KBW High Dividend Yield Financial ETF (KBWD)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$17.20	$20.68	$13.75	$19.81	$23.68

Net investment income(a)	1.55	1.25	1.19	1.39	1.59
Net realized and unrealized gain (loss) on investments	(0.95)	(3.08)	7.14	(5.66)	(3.67)

Total from investment operations	0.60	(1.83)	8.33	(4.27)	(2.08)

Distributions to shareholders from:
Net investment income	(1.81)	(1.65)	(1.40)	(1.79)	(1.79)

Net asset value at end of period	$15.99	$17.20	$20.68	$13.75	$19.81

Market price at end of period(b)	$15.99	$17.21	$20.69	$13.77	$19.80

Net Asset Value Total Return(c)	4.56%	(9.15)%	62.77%	(22.34)%	(9.06)%
Market Price Total Return(c)	4.49%	(9.15)%	62.61%	(22.18)%	(9.15)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$382,706	$422,852	$465,497	$229,636	$270,390
Ratio to average net assets of:
Expenses(d)	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	10.03%	6.54%	6.55%	8.08%	7.32%
Portfolio turnover rate(e)	68%	76%	59%	77%	54%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Financial Highlights–(continued)

Invesco KBW Premium Yield Equity REIT ETF (KBWY)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$22.07	$23.91	$18.71	$29.25	$35.80

Net investment income(a)	0.70	0.74	0.69	1.36	1.21
Net realized and unrealized gain (loss) on investments	(2.04)	(1.23)	5.94	(9.62)	(5.86)

Total from investment operations	(1.34)	(0.49)	6.63	(8.26)	(4.65)

Distributions to shareholders from:
Net investment income	(1.58)	(1.35)	(1.43)	(2.28)	(1.90)

Net asset value at end of period	$19.15	$22.07	$23.91	$18.71	$29.25

Market price at end of period(b)	$19.14	$22.09	$23.89	$18.74	$29.26

Net Asset Value Total Return(c)	(5.72)%	(2.23)%	36.86%	(28.96)%	(12.94)%
Market Price Total Return(c)	(5.85)%	(2.06)%	36.52%	(28.87)%	(12.91)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$227,297	$288,420	$350,063	$173,025	$317,390
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	3.61%	3.09%	3.16%	5.45%	3.94%
Portfolio turnover rate(d)	73%	77%	72%	100%	69%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco KBW Property & Casualty Insurance ETF (KBWP)

	Years Ended August 31,
	2023	2022	2021		2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$76.55	$80.54	$60.03		$70.73	$63.85

Net investment income(a)	1.64	1.68	1.94	(b)	1.28	1.35
Net realized and unrealized gain (loss) on investments	6.10	(3.26)	20.09		(10.63)	7.06

Total from investment operations	7.74	(1.58)	22.03		(9.35)	8.41

Distributions to shareholders from:
Net investment income	(1.53)	(2.41)	(1.52)		(1.35)	(1.53)

Net asset value at end of period	$82.76	$76.55	$80.54		$60.03	$70.73

Market price at end of period(c)	$82.76	$76.65	$80.48		$60.13	$70.78

Net Asset Value Total Return(d)	10.15%	(1.98)%	37.10%		(13.11)%	13.54%
Market Price Total Return(d)	10.00%	(1.79)%	36.78%		(13.03)%	13.50%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$148,967	$206,689	$88,593		$183,104	$109,630
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%		0.35%	0.36	%(e)
Net investment income	1.96%	2.11%	2.82	%(b)	2.04%	2.09	%(e)
Portfolio turnover rate(f)	12%	8%	16%		16%	14%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period.Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.54 and 2.23%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Financial Highlights–(continued)

Invesco KBW Regional Banking ETF (KBWR)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$57.90	$59.78	$35.41	$47.62	$59.19

Net investment income(a)	1.58	1.38	1.32	1.32	1.20
Net realized and unrealized gain (loss) on investments	(11.12)	(1.87)	24.29	(12.07)	(11.52)

Total from investment operations	(9.54)	(0.49)	25.61	(10.75)	(10.32)

Distributions to shareholders from:
Net investment income	(1.52)	(1.39)	(1.24)	(1.46)	(1.25)

Net asset value at end of period	$46.84	$57.90	$59.78	$35.41	$47.62

Market price at end of period(b)	$46.80	$57.95	$59.66	$35.44	$47.61

Net Asset Value Total Return(c)	(16.65)%	(0.79)%	73.45%	(22.87)%	(17.48)%
Market Price Total Return(c)	(16.79)%	(0.49)%	72.96%	(22.80)%	(17.50)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$59,014	$75,268	$73,528	$28,325	$69,047
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.36	%(d)
Net investment income	3.02%	2.28%	2.41%	2.96%	2.33	%(d)
Portfolio turnover rate(e)	19%	27%	20%	21%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco KBW Bank ETF (KBWB)	“KBW Bank ETF”
Invesco KBW High Dividend Yield Financial ETF (KBWD)	“KBW High Dividend Yield Financial ETF”
Invesco KBW Premium Yield Equity REIT ETF (KBWY)	“KBW Premium Yield Equity REIT ETF”
Invesco KBW Property & Casualty Insurance ETF (KBWP)	“KBW Property & Casualty Insurance ETF”
Invesco KBW Regional Banking ETF (KBWR)	“KBW Regional Banking ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market LLC.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
KBW Bank ETF	KBW Nasdaq Bank IndexTM
KBW High Dividend Yield Financial ETF	KBW Nasdaq Financial Sector Dividend Yield IndexTM
KBW Premium Yield Equity REIT ETF	KBW Nasdaq Premium Yield Equity REIT IndexTM
KBW Property & Casualty Insurance ETF	KBW Nasdaq Property & Casualty IndexTM
KBW Regional Banking ETF	KBW Nasdaq Regional Banking IndexTM

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for

33

debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income

34

included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except for KBW High Dividend Yield Financial ETF and KBW Premium Yield Equity REIT ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. KBW High Dividend Yield Financial ETF and KBW Premium Yield Equity REIT ETF each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not

35

readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended August 31, 2023, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

KBW Bank ETF	$23,209

KBW High Dividend Yield Financial ETF	125,455

KBW Premium Yield Equity REIT ETF	4,348

KBW Property & Casualty Insurance ETF	1,145

KBW Regional Banking ETF	2,007

36

J.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Business Development Company (“BDC”) Risk. Certain Funds invest in BDCs. There are certain risks inherent in investing in BDCs, whose principal business is to invest in, and lend capital or provide services to, privately held companies. BDCs generally invest in less mature private companies, which involve greater risk than well-established publicly traded companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. In addition, investments made by BDCs generally are subject to legal and other restrictions on resale and otherwise are less liquid than publicly traded securities. With respect to a BDC’s investment in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Investment advisers to BDCs may be entitled to compensation based on the BDC’s performance, which may result in riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. In addition, to the extent that a Fund invests a portion of its assets in BDCs, a shareholder in the Fund not only will bear his or her proportionate share of the expenses of the Fund, but also will bear indirectly the expenses of the BDCs.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

High Dividend Paying Securities Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in which a Fund invests and the capital resources available for such companies’ dividend payments may adversely affect a Fund. In addition, the value of dividend-paying stocks can decline when interest rates rise, as fixed-income investments become more attractive to investors.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index.

37

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because KBW Bank ETF and KBW Property & Casualty Insurance ETF are non-diversified and can invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Regional, Small and Medium Bank Risk. Investing in securities of small and medium banks involves greater risk than customarily is associated with investing in larger, more established banks. Small and medium banks’ securities may be more volatile and less liquid than those of more established banks. These securities may have returns that vary, sometimes significantly, from the overall securities market. These banks also may be subject to extensive federal and state regulations and to severe price competition. Credit losses resulting from financial difficulties of borrowers can negatively impact these banks. The regional banking industry in which small and medium banks typically compete is highly competitive and failure to maintain or increase market share may result in the loss of market share. The marketing and expansion strategies of many regional banks may place a significant strain on their management, financial controls, operations systems, personnel and other resources. There can be no assurance that these banks will complete the necessary improvements to their systems, procedures and controls necessary to support their future operations or rapid growth.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

KBW Bank ETF	0.35%

KBW High Dividend Yield Financial ETF	0.35%

KBW Premium Yield Equity REIT ETF	0.35%

KBW Property & Casualty Insurance ETF	0.35%

KBW Regional Banking ETF	0.35%

Through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds

38

(including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2023, the Adviser waived fees for each Fund in the following amounts:

KBW Bank ETF	$832

KBW High Dividend Yield Financial ETF	360

KBW Premium Yield Equity REIT ETF	292

KBW Property & Casualty Insurance ETF	121

KBW Regional Banking ETF	41

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement on behalf of each Fund with Keefe, Bruyette & Woods, Inc. (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2023, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

KBW Bank ETF	$125,523

KBW High Dividend Yield Financial ETF	53,632

KBW Premium Yield Equity REIT ETF	47,390

KBW Property & Casualty Insurance ETF	5,899

KBW Regional Banking ETF	5,097

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent

39

uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

KBW Bank ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,755,732,830	$-	$-	$1,755,732,830

Money Market Funds	-	32,735,343	-	32,735,343

Total Investments	$1,755,732,830	$32,735,343	$-	$1,788,468,173

KBW High Dividend Yield Financial ETF

Investments in Securities

Common Stocks & Other Equity Interests	$265,655,158	$-	$-	$265,655,158

Closed-End Funds	115,649,389	-	-	115,649,389

Money Market Funds	-	100,538,412	-	100,538,412

Total Investments	$381,304,547	$100,538,412	$-	$481,842,959

KBW Premium Yield Equity REIT ETF

Investments in Securities

Common Stocks & Other Equity Interests	$226,813,042	$-	$-	$226,813,042

Money Market Funds	180,342	68,502,548	-	68,682,890

Total Investments	$226,993,384	$68,502,548	$-	$295,495,932

KBW Property & Casualty Insurance ETF

Investments in Securities

Common Stocks & Other Equity Interests	$148,923,407	$-	$-	$148,923,407

Money Market Funds	66,778	6,490,237	-	6,557,015

Total Investments	$148,990,185	$6,490,237	$-	$155,480,422

KBW Regional Banking ETF

Investments in Securities

Common Stocks & Other Equity Interests	$58,918,944	$-	$-	$58,918,944

Money Market Funds	-	16,675,611	-	16,675,611

Total Investments	$58,918,944	$16,675,611	$-	$75,594,555

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022
	Ordinary Income*	Ordinary Income*
KBW Bank ETF	$54,916,451	$65,164,401
KBW High Dividend Yield Financial ETF	42,766,013	39,784,352
KBW Premium Yield Equity REIT ETF	19,585,361	17,784,899
KBW Property & Casualty Insurance ETF	6,394,173	2,788,226
KBW Regional Banking ETF	1,965,805	1,800,845

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

KBW Bank ETF	$12,314,810	$(500,946,068)	$(396,046,364)	$2,644,005,085	$1,759,327,463
KBW High Dividend Yield Financial ETF	-	(11,378,295)	(196,906,484)	590,990,490	382,705,711
KBW Premium Yield Equity REIT ETF	-	(37,212,972)	(173,674,314)	438,184,578	227,297,292
KBW Property & Casualty Insurance ETF	225,157	(17,165,097)	(8,960,992)	174,867,573	148,966,641
KBW Regional Banking ETF	357,251	(18,538,379)	(11,283,952)	88,478,958	59,013,878

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Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*
KBW Bank ETF	$79,219,972	$316,826,392	$396,046,364
KBW High Dividend Yield Financial ETF	59,319,553	137,586,931	196,906,484
KBW Premium Yield Equity REIT ETF	59,939,048	113,735,266	173,674,314
KBW Property & Casualty Insurance ETF	2,346,049	6,614,943	8,960,992
KBW Regional Banking ETF	2,824,024	8,459,928	11,283,952

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
KBW Bank ETF	$633,659,533	$628,188,534

KBW High Dividend Yield Financial ETF	250,207,014	248,977,868

KBW Premium Yield Equity REIT ETF	176,757,775	180,982,385
KBW Property & Casualty Insurance ETF	36,948,796	36,484,743

KBW Regional Banking ETF	13,113,627	13,026,088

For the fiscal year ended August 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales
KBW Bank ETF	$2,824,978,481	$2,449,928,257

KBW High Dividend Yield Financial ETF	32,410,609	39,339,312

KBW Premium Yield Equity REIT ETF	39,945,507	57,516,086
KBW Property & Casualty Insurance ETF	218,387,682	290,896,571

KBW Regional Banking ETF	30,709,631	34,889,942

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. As of August 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
KBW Bank ETF	$1,095,710	$(502,041,778)	$(500,946,068)	$2,289,414,241
KBW High Dividend Yield Financial ETF	26,883,623	(38,261,918)	(11,378,295)	493,221,254

KBW Premium Yield Equity REIT ETF	11,881,265	(49,094,237)	(37,212,972)	332,708,904
KBW Property & Casualty Insurance ETF	5,683,768	(22,848,865)	(17,165,097)	172,645,519

KBW Regional Banking ETF	605,872	(19,144,251)	(18,538,379)	94,132,934

41

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, taxable overdistributions and real estate investment trust distributions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
KBW Bank ETF	$-	$303,789,862	$(303,789,862)

KBW High Dividend Yield Financial ETF	6,183,290	1,282,483	(7,465,773)
KBW Premium Yield Equity REIT ETF	10,946,239	2,918,750	(13,864,989)

KBW Property & Casualty Insurance ETF	-	(23,536,614)	23,536,614
KBW Regional Banking ETF	-	(481,232)	481,232

NOTE 8–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF (five of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

43

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

In addition to the fees and expenses which the Invesco KBW High Dividend Yield Financial ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco KBW Bank ETF (KBWB)

Actual	$1,000.00	$759.10	0.35%	$1.55

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

Invesco KBW High Dividend Yield Financial ETF (KBWD)

Actual	1,000.00	1,062.00	0.35	1.82

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

44

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco KBW Premium Yield Equity REIT ETF (KBWY)

Actual	$1,000.00	$973.60	0.35%	$1.74

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

Invesco KBW Property & Casualty Insurance ETF (KBWP)

Actual	1,000.00	922.70	0.35	1.70

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

Invesco KBW Regional Banking ETF (KBWR)

Actual	1,000.00	808.70	0.35	1.60

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

45

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco KBW Bank ETF	0%	99%	100%	0%	0%

Invesco KBW High Dividend Yield Financial ETF	28%	11%	10%	0%	0%

Invesco KBW Premium Yield Equity REIT ETF	51%	0%	0%	0%	0%

Invesco KBW Property & Casualty Insurance ETF	0%	100%	98%	0%	0%

Invesco KBW Regional Banking ETF	0%	100%	100%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

46

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	211	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	211	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

47

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	211	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

48

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	211	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

49

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	211	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	211	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

50

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	211	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

51

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	211	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	211	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

52

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Manager, Invesco Investment Advisers, LLC (2023-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	211	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

53

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008- 2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

54

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007- 2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

55

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

56

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF

Invesco Alerian Galaxy Crypto Economy ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco ESG NASDAQ 100 ETF

Invesco ESG NASDAQ Next Gen 100 ETF

Invesco ESG S&P 500 Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF

Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack Achievers™ ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco MSCI Green Building ETF

Invesco NASDAQ 100 ETF

Invesco Nasdaq Biotechnology ETF

Invesco NASDAQ Next Gen 100 ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco PHLX Semiconductor ETF

Invesco Preferred ETF

Invesco PureBetaSM 0-5 Yr US TIPS ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF

Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM MSCI USA Small Cap ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Equal Weight ETF

Invesco S&P 500® Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500® Momentum ETF

Invesco S&P 500 QVM Multi-factor ETF

Invesco S&P 500 Revenue ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap 400 QVM Multi-factor ETF

Invesco S&P MidCap 400 Revenue ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap 600 QVM Multi-factor ETF

Invesco S&P SmallCap 600 Revenue ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco S&P Ultra Dividend Revenue ETF

Invesco Senior Loan ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free ETF

Also at the April 18, 2023 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

57

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year and since-inception periods for Invesco VRDO Tax-Free ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s correlation to its underlying index. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser compensates the Sub-Advisers (as applicable) from its unitary advisory fee and pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

•	0.04% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA ETF;

•	0.05% of the Fund’s average daily net assets for Invesco PureBetaSM US Aggregate Bond ETF;

•	0.06% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA Small Cap ETF;

•	0.07% of the Fund’s average daily net assets for Invesco PureBetaSM 0-5 Yr US TIPS ETF and Invesco PureBetaSM FTSE Developed ex-North America ETF;

•	0.08% of the Fund’s average daily net assets for Invesco Treasury Collateral ETF;

58

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

•	0.10% of the Fund’s average daily net assets for Invesco S&P 500 Minimum Variance ETF;

•	0.11% of the Fund’s average daily net assets for Invesco S&P 500 QVM Multi-factor ETF;

•	0.13% of the Fund’s average daily net assets for Invesco S&P 500 Enhanced Value ETF and Invesco S&P 500 Momentum ETF;

•	0.14% of the Fund’s average daily net assets for Invesco PureBetaSM FTSE Emerging Markets ETF;

•	0.15% of the Fund’s average daily net assets for Invesco NASDAQ 100 ETF, Invesco NASDAQ Next Gen 100 ETF, Invesco S&P MidCap 400 QVM Multi-factor ETF and Invesco S&P SmallCap 600 QVM Multi-factor ETF;

•	0.19% of the Fund’s average daily net assets for Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF;

•	0.20% of the Fund’s average daily net assets for Invesco ESG NASDAQ 100 ETF, Invesco ESG NASDAQ Next Gen 100 ETF, Invesco ESG S&P 500 Equal Weight ETF and Invesco Russell 1000 Equal Weight ETF;

•	0.22% of the Fund’s average daily net assets for Invesco Fundamental Investment Grade Corporate Bond ETF;

•

0.25% of the Fund’s average daily net assets for Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco VRDO Tax-Free ETF;

•

0.28% of the Fund’s average daily net assets for Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco Taxable Municipal Bond ETF;

•

0.29% of the Fund’s average daily net assets for Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF and Invesco S&P SmallCap Utilities & Communication Services ETF;

•	0.30% of the Fund’s average daily net assets for Invesco S&P 500® High Dividend Low Volatility ETF and Invesco S&P SmallCap High Dividend Low Volatility ETF;

•

0.35% of the Fund’s average daily net assets for Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF;

•

0.39% of the Fund’s average daily net assets for Invesco MSCI Green Building ETF, Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF;

•	0.45% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. ETF;

•	0.49% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and Invesco FTSE RAFI Emerging Markets ETF;

•

0.50% of the Fund’s daily net assets for Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF and Invesco Variable Rate Preferred ETF;

•	0.55% of the Fund’s daily net assets for Invesco International BuyBack AchieversTM ETF;

•	0.60% of the Fund’s daily net assets for Invesco DWA SmallCap Momentum ETF, Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF and Invesco Alerian Galaxy Crypto Economy ETF;

•	0.65% of the Fund’s daily net assets for Invesco Senior Loan ETF;

•	0.70% of the Fund’s daily net assets for Invesco China Technology ETF;

•	0.75% of the Fund’s daily net assets for Invesco Global Clean Energy ETF and Invesco Global Water ETF;

•	0.80% of the Fund’s daily net assets for Invesco DWA Developed Markets Momentum ETF; and

•	0.90% of the Fund’s daily net assets for Invesco DWA Emerging Markets Momentum ETF.

59

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco 1-30 Laddered Treasury ETF			X

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	X	N/A	X
Invesco Alerian Galaxy Crypto Economy ETF	X	N/A	X

Invesco California AMT-Free Municipal Bond ETF		N/A	X
Invesco CEF Income Composite ETF	X	N/A	X

Invesco China Technology ETF		N/A	X
Invesco DWA Developed Markets Momentum ETF			X

Invesco DWA Emerging Markets Momentum ETF			X
Invesco DWA SmallCap Momentum ETF			X

Invesco Emerging Markets Sovereign Debt ETF			X
Invesco ESG NASDAQ 100 ETF			X

Invesco ESG NASDAQ Next Gen 100 ETF	X		X
Invesco ESG S&P 500 Equal Weight ETF	X		X

Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF			X

Invesco FTSE RAFI Emerging Markets ETF	X		X
Invesco Fundamental High Yield® Corporate Bond ETF		N/A	X

Invesco Fundamental Investment Grade Corporate Bond ETF			X
Invesco Global Clean Energy ETF		X	X

Invesco Global Short Term High Yield Bond ETF	X	N/A	X
Invesco Global Water ETF		X	X

Invesco International BuyBack AchieversTM ETF	X	N/A	X
Invesco International Corporate Bond ETF			X

Invesco KBW Bank ETF	X		X
Invesco KBW High Dividend Yield Financial ETF	X		X

Invesco KBW Premium Yield Equity REIT ETF	X		X
Invesco KBW Property & Casualty Insurance ETF	X		X

Invesco KBW Regional Banking ETF	X		X
Invesco MSCI Green Building ETF			X

Invesco NASDAQ 100 ETF	X	X	X
Invesco Nasdaq Biotechnology ETF	X		X

Invesco NASDAQ Next Gen 100 ETF	X		X
Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco PHLX Semiconductor ETF	X	X	X

Invesco Preferred ETF		N/A	X
Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X

Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X
Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X

60

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco PureBetaSM MSCI USA ETF	X	X	X
Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X

Invesco PureBetaSM US Aggregate Bond ETF	X	X	X
Invesco Russell 1000 Equal Weight ETF	X		X

Invesco S&P 500 Enhanced Value ETF	X	X	X
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X		X

Invesco S&P 500® High Beta ETF	X	X	X
Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

Invesco S&P 500® Low Volatility ETF	X		X
Invesco S&P 500 Minimum Variance ETF	X	X	X

Invesco S&P 500 Momentum ETF	X		X
Invesco S&P 500 QVM Multi-factor ETF	X	X	X

Invesco S&P 500 Revenue ETF			X
Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X
Invesco S&P International Developed Low Volatility ETF	X	X	X

Invesco S&P International Developed Momentum ETF	X		X
Invesco S&P International Developed Quality ETF	X		X

Invesco S&P MidCap 400 QVM Multi-factor ETF	X	X	X
Invesco S&P MidCap 400 Revenue ETF			X

Invesco S&P MidCap Low Volatility ETF	X		X
Invesco S&P SmallCap 600 QVM Multi-factor ETF	X	X	X

Invesco S&P SmallCap 600 Revenue ETF			X
Invesco S&P SmallCap Consumer Discretionary ETF	X		X

Invesco S&P SmallCap Consumer Staples ETF	X		X
Invesco S&P SmallCap Energy ETF	X		X

Invesco S&P SmallCap Financials ETF	X		X
Invesco S&P SmallCap Health Care ETF	X		X

Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X
Invesco S&P SmallCap Industrials ETF	X		X

Invesco S&P SmallCap Information Technology ETF	X		X
Invesco S&P SmallCap Low Volatility ETF	X		X

Invesco S&P SmallCap Materials ETF	X		X
Invesco S&P SmallCap Quality ETF	X		X

Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X
Invesco S&P Ultra Dividend Revenue ETF		X	X

Invesco Senior Loan ETF		N/A	X
Invesco Taxable Municipal Bond ETF		N/A	X

Invesco Treasury Collateral ETF	X		X
Invesco Variable Rate Preferred ETF		X	X

Invesco VRDO Tax-Free ETF		N/A	X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Senior Loan ETF’s, Invesco MSCI Green Building ETF’s, Invesco California AMT-Free Municipal Bond ETF’s, Invesco International Corporate Bond ETF’s, Invesco National AMT-Free Municipal Bond ETF’s, Invesco New York AMT-Free Municipal Bond

61

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

ETF’s, Invesco Taxable Municipal Bond ETF’s and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis. For Invesco PureBetaSM FTSE Developed ex-North America ETF, Invesco PureBetaSM FTSE Emerging Markets ETF, Invesco PureBetaSM MSCI USA Small Cap ETF and Invesco PureBetaSM US Aggregate Bond ETF, the Board noted that it had previously approved the liquidation and termination of each Fund effective on or about June 30, 2023 and considered that the continuation of the Investment Advisory Agreement for such Funds would facilitate the orderly liquidation of the Funds.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 18,

62

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

2023. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided or to be provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Trustees reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, and the experience and skills of the investment personnel responsible for the day-to-day management of the Funds.

Based on its review, the Board concluded that the nature, extent and quality of services provided or to be provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fee charged by the Sub-Advisers under the Sub-Advisory Agreement is consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Trustees considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 24 and April 18, 2023 Board meetings, and Invesco Advisers, Inc., in connection with the April 18, 2023 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Board considered whether the sub-advisory fee rate for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF was reasonable in relation to the asset size of the Funds and concluded that the flat sub-advisory fee rate was reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from affiliated money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Fund’s excess cash invested in the affiliated money market funds. The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as securities lending agent for the Invesco ETFs. The Trustees noted that the Sub-Advisers had not identified any further benefits that they received from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

63

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-KBW-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders
August 31, 2023
DWAS	Invesco Dorsey Wright SmallCap Momentum ETF (formerly, Invesco DWA SmallCap Momentum ETF)

PSCD	Invesco S&P SmallCap Consumer Discretionary ETF

PSCC	Invesco S&P SmallCap Consumer Staples ETF

PSCE	Invesco S&P SmallCap Energy ETF

PSCF	Invesco S&P SmallCap Financials ETF

PSCH	Invesco S&P SmallCap Health Care ETF

PSCI	Invesco S&P SmallCap Industrials ETF

PSCT	Invesco S&P SmallCap Information Technology ETF

PSCM	Invesco S&P SmallCap Materials ETF

PSCU	Invesco S&P SmallCap Utilities & Communication Services ETF

2

The Market Environment

Domestic Equity

At the start of the fiscal year, volatility in the equity markets increased. US equity markets rose in August 2022 until the US Federal Reserve (the Fed) chairman Jerome Powell gave hawkish comments at an economic policy symposium held in Jackson Hole, sparking a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.1 After a continued decline in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February of 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. The Consumer Price Index (CPI) rose 4% as of May 31, 2023, the smallest 12-month increase in nearly two years.2 The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick at the end of May. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but investors got a long-awaited “pause” in rate hikes as the Fed left rates unchanged at its June meeting, sending equity markets higher. However, the Fed raised rates another 0.25% in July, bringing the rate to its highest level since June 2006.1 After two months of gains, equity markets declined in August as a resilient economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in June 2022, the highest level since 1981, the CPI rose by 0.2% in July and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 At its annual Jackson Hole symposium in August 2023, Fed chair Jerome Powell remarked that while progress has been made, inflation is still too high, and the Fed intends “to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.”

Despite higher rates and increased market volatility, US stocks for the fiscal year had strong returns of 15.94%, as measured by the S&P 500 Index.3

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Lipper Inc.

3

DWAS	Management’s Discussion of Fund Performance
Invesco Dorsey Wright SmallCap Momentum ETF (DWAS)

Effective after the close of markets on August 25, 2023, Invesco DWA SmallCap Momentum ETF changed its name to Invesco Dorsey Wright SmallCap Momentum ETF (the “Fund”). As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® SmallCap Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles and maintains the Index, which is composed of approximately 200 securities from an eligible universe of approximately 2,000 securities ranked 1,001 to 3000 by market capitalization within the NASDAQ US Benchmark IndexTM, a float adjusted market capitalization-weighted index designed to track the performance of the U.S. equity market. The Index Provider selects securities for the Index pursuant to a proprietary selection methodology that is designed to identify companies that demonstrate powerful relative strength or “momentum” characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index. The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative market benchmark. After giving each eligible security a momentum score, the Index Provider selects approximately 200 securities with the highest momentum scores for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 6.19%. On a net asset value (“NAV”) basis, the Fund returned 6.21%. During the same time period, the Index returned 6.52%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period which were partially offset by proceeds from the securities lending program in which the Fund participates.

For the fiscal year ended August 31, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and consumer discretionary sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the financials and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Super Micro Computer, Inc., an information technology company (portfolio average weight of 0.71%), and Axcelis Technologies, Inc., an information technology company (portfolio average weight of 0.98%). Positions that detracted most significantly from the Fund’s return included Titan International, Inc., an industrials company (no longer held at fiscal year-end), and Relmada Pharmaceuticals, Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Industrials	25.59
Health Care	21.92
Information Technology	14.62
Consumer Discretionary	13.66
Financials	7.46
Energy	5.62
Consumer Staples	3.88
Materials	3.78
Sector Types Each Less Than 3%	3.37
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Cabaletta Bio, Inc.	1.71
Carvana Co.	1.64
MoonLake Immunotherapeutics	1.63
Northern Oil and Gas, Inc.	1.57
Axcelis Technologies, Inc.	1.55
Super Micro Computer, Inc.	1.48
elf Beauty, Inc.	1.45
Leonardo DRS, Inc.	1.41
Destination XL Group, Inc.	1.38
Transcat, Inc.	1.32
Total	15.14

*	Excluding money market fund holdings.

4

Invesco Dorsey Wright SmallCap Momentum ETF (DWAS) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dorsey Wright® SmallCap Technical Leaders Index	6.52%	11.66%	39.22%	7.12%	41.02%	9.62%	150.64%	12.05%	254.22%
Russell 2000® Index	4.65	8.12	26.40	3.14	16.73	7.96	115.10	9.54	175.40
Fund
NAV Return	6.21	11.09	37.09	6.59	37.58	9.05	137.82	11.44	233.40
Market Price Return	6.19	11.05	36.95	6.58	37.53	9.05	137.83	11.43	232.99

Fund Inception: July 19, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

5

PSCD	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)

As an index fund, the Invesco S&P SmallCap Consumer Discretionary ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Consumer Discretionary Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the consumer discretionary sector, as defined by the Global Industry Classification Standard (“GICS®”). These companies are principally engaged in the business of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, and hotel and restaurant services. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small- capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 15.56%. On a net asset value (“NAV”) basis, the Fund returned 15.57%. During the same time period, the Index returned 15.14%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period which were offset by proceeds from the securities lending program in which the Fund participates in addition to income received by the Fund on behalf of a class action settlement related to a previously held security.

During this same time period, the Benchmark Index returned 5.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the specialty retail industry and most underweight in the banks industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the household durables and specialty retail industries.

For the fiscal year ended August 31, 2023, the household durables industry contributed most significantly to the Fund’s return, followed by the specialty retail and hotels, restaurants & leisure industries, respectively. The broadline retail industry detracted most significantly from the Fund’s return during the period, followed by the textiles, apparel, & luxury goods industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Meritage Homes Corp., a household durables company (portfolio average weight of 3.19%) and Abercrombie & Fitch Co. Class A, a specialty retail company (portfolio average weight of 1.08%). Positions that detracted most significantly from the Fund’s return included Leslie’s, Inc., a specialty retail company (portfolio average weight of 1.30%), and Wolverine World Wide, Inc., a textiles, apparel & luxury goods company (portfolio average weight of 0.94%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Specialty Retail	34.86
Household Durables	21.65
Hotels, Restaurants & Leisure	14.61
Automobile Components	11.36
Textiles, Apparel & Luxury Goods	7.14
Diversified Consumer Services	6.99
Industry Types Each Less Than 3%	3.27
Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Meritage Homes Corp.	3.66
Asbury Automotive Group, Inc.	3.55
Academy Sports & Outdoors, Inc.	3.01
Advance Auto Parts, Inc.	2.93
Group 1 Automotive, Inc.	2.68
Signet Jewelers Ltd.	2.42
Installed Building Products, Inc.	2.41
LCI Industries	2.27
Tri Pointe Homes, Inc.	2.23
American Eagle Outfitters, Inc.	2.23
Total	27.39

*	Excluding money market fund holdings.

6

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Discretionary Index	15.14%	13.52%	46.31%	6.52%	37.12%	9.52%	148.30%	11.16%	312.53%
S&P SmallCap 600® Index	5.53	12.61	42.79	3.82	20.62	9.48	147.34	10.85	297.31
Fund
NAV Return	15.57	13.50	46.23	6.43	36.53	9.38	145.18	10.97	303.26
Market Price Return	15.56	13.48	46.12	6.42	36.52	9.39	145.37	10.97	303.44

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

7

PSCC	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Consumer Staples ETF (PSCC)

As an index fund, the Invesco S&P SmallCap Consumer Staples ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Consumer Staples Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the consumer staples sector, as defined by the Global Industry Classification Standard (“GICS®”). These companies are principally engaged in the business of providing consumer goods and services that have non-cyclical characteristics, including, but not limited to, tobacco, food and beverage, and non-discretionary retail, such as non-durable household goods and personal products. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 10.89%. On a net asset value (“NAV”) basis, the Fund returned 10.98%. During the same time period, the Index returned 11.24%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 5.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the food products industry and most underweight in the banks industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the personal care products industry.

For the fiscal year ended August 31, 2023, the personal care products industry contributed most significantly to the Fund’s return, followed by the household products and tobacco industries, respectively. The consumer staples distribution & retail industry detracted most significantly from the Fund’s return during the period, followed by the beverages industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included elf Beauty, Inc., a personal care products company (portfolio average weight of 8.03%), and Inter Parfums, Inc., a personal care products company (portfolio average weight of 4.41%). Positions that detracted most significantly from the Fund’s return included United Natural Foods, Inc., a consumer staples distribution & retail company (portfolio average weight of 4.13%), and Nu Skin Enterprises, Inc. Class A, a personal care products company (portfolio average weight of 2.85%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Food Products	36.50
Personal Care Products	28.80
Consumer Staples Distribution & Retail	13.22
Household Products	10.10
Beverages	6.12
Tobacco	5.21
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
elf Beauty, Inc.	14.12
Hostess Brands, Inc.	7.60
Simply Good Foods Co. (The)	6.13
WD-40 Co.	5.86
Inter Parfums, Inc.	5.04
J&J Snack Foods Corp.	4.89
TreeHouse Foods, Inc.	4.74
PriceSmart, Inc.	4.01
Edgewell Personal Care Co.	3.97
MGP Ingredients, Inc.	3.71
Total	60.07

*	Excluding money market fund holdings.

8

Invesco S&P SmallCap Consumer Staples ETF (PSCC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Staples Index	11.24%	14.61%	50.53%	7.48%	43.41%	11.53%	197.88%	13.38%	437.71%
S&P SmallCap 600® Index	5.53	12.61	42.79	3.82	20.62	9.48	147.34	10.85	297.31
Fund
NAV Return	10.98	14.35	49.53	7.23	41.79	11.24	190.15	13.11	420.89
Market Price Return	10.89	14.23	49.06	7.25	41.87	11.25	190.52	13.11	420.63

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

9

PSCE	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Energy ETF (PSCE)

As an index fund, the Invesco S&P SmallCap Energy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the energy sector, as defined by the Global Industry Classification Standard (“GICS®”). These companies are principally engaged in the business of producing, distributing or servicing energy related products and equipment, including relating to oil and gas exploration and production, refining, marketing, storage and transportation; and manufacturing equipment and the production and mining of coal, related products and other consumable fuels related to the generation of energy. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 16.57%. On a net asset value (“NAV”) basis, the Fund returned 16.63%. During the same time period, the Index returned 16.88%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 5.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the banks industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to and selection within the oil, gas & consumable fuels and energy equipment & services industries, respectively.

For the fiscal year ended August 31, 2023, the oil, gas & consumable fuels industry contributed most significantly to the Fund’s return, followed by the energy equipment & services industry. No industry detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included PBDF Energy, Inc. Class A, an oil, gas & consumable fuels company (no longer held at fiscal year-end), and Oceaneering International, Inc., an energy equipment & services company (portfolio average weight of 4.00%). Positions that detracted most significantly from the Fund’s return included SM Energy Co., an oil, gas & consumable fuels company (portfolio average weight of 9.74%), and Vital Energy, Inc., an oil, gas & consumable fuels company (portfolio average weight of 2.22%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Oil, Gas & Consumable Fuels	60.82
Energy Equipment & Services	38.83
Money Market Funds Plus Other Assets Less Liabilities	0.35

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
SM Energy Co.	9.49
Patterson-UTI Energy, Inc.	8.43
Helmerich & Payne, Inc.	7.63
Civitas Resources, Inc.	7.51
California Resources Corp.	7.33
Northern Oil and Gas, Inc.	6.30
CONSOL Energy, Inc.	4.81
Oceaneering International, Inc.	4.27
Callon Petroleum Co.	3.75
Par Pacific Holdings, Inc.	3.59
Total	63.11

*	Excluding money market fund holdings.

10

Invesco S&P SmallCap Energy ETF (PSCE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Energy Index	16.88%	49.99%	237.44%	(5.98)%	(26.54)%	(11.52)%	(70.58)%	(5.10)%	(50.38)%
S&P SmallCap 600® Index	5.53	12.61	42.79	3.82	20.62	9.48	147.34	10.85	297.31
Fund
NAV Return	16.63	49.61	234.84	(6.23)	(27.51)	(11.74)	(71.31)	(5.35)	(52.13)
Market Price Return	16.57	49.29	232.76	(6.23)	(27.50)	(11.74)	(71.30)	(5.34)	(52.09)

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

11

PSCF	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Financials ETF (PSCF)

As an index fund, the Invesco S&P SmallCap Financials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Financials & Real Estate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the financials and real estate sectors, as defined by the Global Industry Classification Standard (“GICS®”). These companies, which may include real estate investment trusts (“REITs”), are principally engaged in the business of providing financial services and products, including banking, diversified financials, insurance and REITs and real estate management and development. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned (9.21)%. On a net asset value (“NAV”) basis, the Fund returned (9.13)%. During the same time period, the Index returned (8.93)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 5.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the banks industry and most underweight in the machinery industry during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the banks industry.

For the fiscal year ended August 31, 2023, the financial services industry contributed most significantly to the Fund’s return, followed by the capital markets and retail REITs industries, respectively. The banks industry detracted most significantly from the Fund’s return during the period, followed by the specialized REITs and insurance industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Radian Group, Inc., a financial services company (portfolio average weight of 0.80%), and American Equity Investment Life Holding Co., an insurance company (portfolio average weight of 1.28%). Positions that detracted most significantly from the Fund’s return included Trupanion, Inc., an insurance company (portfolio average weight of 0.68%), and ServisFirst Bancshares, Inc., a banks company (portfolio average weight of 1.35%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Banks	35.88
Insurance	9.65
Retail REITs	7.90
Financial Services	7.69
Capital Markets	6.19
Mortgage REITs	5.83
Consumer Finance	4.11
Office REITs	4.03
Hotel & Resort REITs	3.65
Real Estate Management & Development	3.50
Diversified REITs	3.19
Industry Types Each Less Than 3%	8.32
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Radian Group, Inc.	1.70
Phillips Edison & Co., Inc.	1.59
Mr. Cooper Group, Inc.	1.55
Essential Properties Realty Trust, Inc.	1.43
Assured Guaranty Ltd.	1.40
American Equity Investment Life Holding Co.	1.36
Moelis & Co., Class A	1.27
United Community Banks, Inc.	1.25
Arbor Realty Trust, Inc.	1.16
LXP Industrial Trust	1.15
Total	13.86

*	Excluding money market fund holdings.

12

Invesco S&P SmallCap Financials ETF (PSCF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Financials & Real Estate Index	(8.93)%	6.09%	19.40%	(2.02)%	(9.68)%	5.77%	75.20%	7.43%	161.22%
S&P SmallCap 600® Index	5.53	12.61	42.79	3.82	20.62	9.48	147.34	10.85	297.31
Fund
NAV Return	(9.13)	5.84	18.58	(2.22)	(10.61)	5.52	71.17	7.16	152.55
Market Price Return	(9.21)	5.75	18.27	(2.24)	(10.73)	5.51	70.91	7.15	152.32

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

13

PSCH	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Health Care ETF (PSCH)

As an index fund, the Invesco S&P SmallCap Health Care ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Health Care Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the health care sector, as defined by the Global Industry Classification Standard (“GICS®”). These companies are principally engaged in the business of providing healthcare-related products, facilities, equipment and services, including in areas such as biotechnology, pharmaceuticals, life sciences, medical technology and supplies. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned (11.91)%. On a net asset value (“NAV”) basis, the Fund returned (11.78)%. During the same time period, the Index returned (11.60)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 5.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the health care providers & services industry and most underweight in the banks industry during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the biotechnology, health care technology and health care providers & services industries, respectively.

For the fiscal year ended August 31, 2023, the pharmaceuticals industry contributed most significantly to the Fund’s return. The biotechnology industry detracted most significantly from the Fund’s return during the period, followed by the health care technology and life sciences tools & services industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Glaukos Corp., a health care equipment & supplies company (portfolio average weight of 2.62%), and Ensign Group, Inc., a health care providers & services company (portfolio average weight of 5.03%). Positions that detracted most significantly from the Fund’s return included Cytokinetics, Inc., a biotechnology company (portfolio average weight of 3.73%), and Owens & Minor, Inc., a health care providers & services company (portfolio average weight of 1.43%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Health Care Providers & Services	31.00
Health Care Equipment & Supplies	24.59
Biotechnology	16.98
Pharmaceuticals	15.85
Health Care Technology	7.43
Life Sciences Tools & Services	4.15
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Ensign Group, Inc. (The)	5.51
Merit Medical Systems, Inc.	3.69
Glaukos Corp.	3.56
AMN Healthcare Services, Inc.	3.44
CONMED Corp.	3.35
Cytokinetics, Inc.	3.28
Select Medical Holdings Corp.	2.99
Corcept Therapeutics, Inc.	2.91
Prestige Consumer Healthcare, Inc.	2.85
Integer Holdings Corp.	2.79
Total	34.37

*	Excluding money market fund holdings.

14

Invesco S&P SmallCap Health Care ETF (PSCH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Health Care Index	(11.60)%	(2.04)%	(5.99)%	(2.81)%	(13.30)%	10.84%	179.99%	13.32%	433.98%
S&P SmallCap 600® Index	5.53	(12.61)	42.79	3.82	20.62	9.48	147.34	10.85	297.31
Fund
NAV Return	(11.78)	(2.19)	(6.43)	(3.02)	(14.20)	10.59	173.54	13.04	416.50
Market Price Return	(11.91)	(2.26)	(6.62)	(3.07)	(14.44)	10.57	173.07	13.03	416.30

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

15

PSCI	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Industrials ETF (PSCI)

As an index fund, the Invesco S&P SmallCap Industrials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Industrials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the industrials sector, as defined by the Global Industry Classification Standard (“GICS®”). These companies are principally engaged in the business of producing capital goods, such as manufacturing aerospace and defense products, building products, electrical equipment, and machinery; providing commercial and professional services; and transportation such as railroads, air freight and logistics, airlines, and trucking. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 20.66%. On a net asset value (“NAV”) basis, the Fund returned 20.67%. During the same time period, the Index returned 20.99%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 5.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the banks industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocations to the machinery, trading companies & distributors and construction & engineering industries, respectively.

For the fiscal year ended August 31, 2023, the construction & engineering industry contributed most significantly to the Fund’s return, followed by the trading companies & distributors and the electrical equipment industries, respectively. The air freight & logistics industry detracted most significantly from the Fund’s return during the period, followed by the professional services industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Comfort Systems USA, Inc., a construction & engineering company (portfolio average weight of 3.06%), and Boise Cascade Co., a trading companies & distributors company (portfolio average weight of 1.86%). Positions that detracted most significantly from the Fund’s return included Korn Ferry, a professional services company (portfolio average weight of 1.77%), and Resideo Technologies, Inc., a building products company (portfolio average weight of 1.67%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Machinery	30.18
Commercial Services & Supplies	11.93
Building Products	11.21
Construction & Engineering	10.16
Trading Companies & Distributors	9.95
Aerospace & Defense	6.81
Professional Services	6.44
Ground Transportation	3.81
Industry Types Each Less Than 3%	9.44
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Comfort Systems USA, Inc.	3.83
Applied Industrial Technologies, Inc.	3.46
Mueller Industries, Inc.	2.55
Boise Cascade Co.	2.51
AAON, Inc.	2.35
Arcosa, Inc.	2.20
Franklin Electric Co., Inc.	2.18
Federal Signal Corp.	2.15
SPX Technologies, Inc.	2.09
John Bean Technologies Corp.	2.03
Total	25.35

*	Excluding money market fund holdings.

16

Invesco S&P SmallCap Industrials ETF (PSCI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Industrials Index	20.99%	17.57%	62.50%	7.78%	45.45%	11.83%	205.98%	12.36%	376.44%
S&P SmallCap 600® Index	5.53	12.61	42.79	3.82	20.62	9.48	147.34	10.85	297.31
Fund
NAV Return	20.67	17.24	61.16	7.48	43.41	11.54	198.03	12.05	358.92
Market Price Return	20.66	17.18	60.88	7.47	43.34	11.53	197.73	12.05	359.04

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

17

PSCT	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Information Technology ETF (PSCT)

As an index fund, the Invesco S&P SmallCap Information Technology ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Information Technology Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the information technology sector, as defined by the Global Industry Classification Standard (“GICS®”). These companies are principally engaged in the business of providing information technology-related products and services, including, but not limited to, developing and producing software; manufacturing communication equipment and products, and electronic equipment and instruments; providing commercial electronic data processing; and manufacturing semiconductors and related products. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 17.53%. On a net asset value (“NAV”) basis, the Fund returned 17.59%. During the same time period, the Index returned 17.83%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 5.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the electronic equipment, instruments & components industry and most underweight in the banks industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the semiconductors & semiconductor equipment and the electronic equipment, instruments & components industries, respectively.

For the fiscal year ended August 31, 2023, the semiconductors & semiconductor equipment industry contributed most significantly to the Fund’s return, followed by the electronic equipment,

instruments & components and software industries, respectively. The communications equipment industry detracted most significantly from the Fund’s return during the period, followed by the professional services and IT services industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Axcelis Technologies, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 3.13%), and Rambus, Inc., an semiconductors & semiconductor equipment company (portfolio average weight of 3.95%). Positions that detracted most significantly from the Fund’s return included Rogers Corp., an electronic equipment, instruments & components company (portfolio average weight of 2.54%), and ADTRAN Holdings, Inc., a communications equipment company (portfolio average weight of 0.90%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Semiconductors & Semiconductor Equipment	33.33
Electronic Equipment, Instruments & Components	32.66
Software	21.11
Communications Equipment	10.12
Industry Types Each Less Than 3%	2.77
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Onto Innovation, Inc.	5.01
SPS Commerce, Inc.	5.01
Axcelis Technologies, Inc.	4.63
Rambus, Inc.	4.53
Fabrinet	4.30
Badger Meter, Inc.	3.59
Insight Enterprises, Inc.	3.41
Advanced Energy Industries, Inc.	3.27
Diodes, Inc.	2.76
Extreme Networks, Inc.	2.61
Total	39.12

*	Excluding money market fund holdings.

18

Invesco S&P SmallCap Information Technology ETF (PSCT) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Information Technology Index	17.83%	17.02%	60.25%	10.32%	63.44%	14.71%	294.33%	14.34%	502.18%
S&P SmallCap 600® Index	5.53	12.61	42.79	3.82	20.62	9.48	147.34	10.85	297.31
Fund
NAV Return	17.59	16.73	59.06	10.03	61.28	14.41	284.31	14.03	480.73
Market Price Return	17.53	16.70	58.95	10.06	61.50	14.42	284.59	14.04	481.20

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

19

PSCM	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Materials ETF (PSCM)

As an index fund, the Invesco S&P SmallCap Materials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Materials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the basic materials sector, as defined by the Global Industry Classification Standard (“GICS®”). These companies are principally engaged in the business of producing raw materials, including producing and manufacturing chemical products; manufacturing construction materials, containers, and packaging; mining metals and the production of related products; and manufacturing paper and forest products. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 9.74%. On a net asset value (“NAV”) basis, the Fund returned 9.69%. During the same time period, the Index returned 9.97%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 5.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the chemicals industry and most underweight in the banks industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the metals & mining industry.

For the fiscal year ended August 31, 2023, the metals & mining industry contributed most significantly to the Fund’s return, followed by the containers & packaging industry. The chemicals industry detracted most significantly from the Fund’s return during the period, followed by the paper & forest products industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included ATI, Inc., a metals & mining company (portfolio average weight of 8.91%), and Carpenter Technology Corp., a metals & mining company (portfolio average weight of 4.22%). Positions that detracted most significantly from the Fund’s return included Livent Corp., a chemicals company (portfolio average weight of 8.73%), and Trinseo PLC, a chemicals company (portfolio average weight of 1.36%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Chemicals	52.36
Metals & Mining	35.56
Containers & Packaging	7.21
Paper & Forest Products	4.54
Money Market Funds Plus Other Assets Less Liabilities	0.33

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
ATI, Inc.	11.10
Balchem Corp.	8.62
H.B. Fuller Co.	7.44
Livent Corp.	7.35
O-I Glass, Inc.	5.87
Carpenter Technology Corp.	5.73
Innospec, Inc.	4.72
Materion Corp.	4.34
Quaker Chemical Corp.	4.12
Warrior Met Coal, Inc.	3.98
Total	63.27

*	Excluding money market fund holdings.

20

Invesco S&P SmallCap Materials ETF (PSCM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Materials Index	9.97%	19.06%	68.77%	5.74%	32.19%	7.98%	115.40%	8.91%	213.64%
S&P SmallCap 600® Index	5.53	12.61	42.79	3.82	20.62	9.48	147.34	10.85	297.31
Fund
NAV Return	9.69	18.80	67.66	5.56	31.05	7.74	110.69	8.65	203.77
Market Price Return	9.74	18.94	68.25	5.56	31.05	7.74	110.72	8.65	203.76

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

21

PSCU	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

As an index fund, the Invesco S&P SmallCap Utilities & Communication Services ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Utilities & Communication Services Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the utilities and communication services sectors, as defined by the Global Industry Classification Standard (“GICS®”). The utilities companies are principally engaged in providing either energy, water, electric or natural gas utilities. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater. The communication services sector includes companies that facilitate communication or offer related content and information through various types of media and is comprised of companies from the following industries: diversified telecommunications services; wireless telecommunication services; media; entertainment; and interactive media and services. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small- capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned (7.88)%. On a net asset value (“NAV”) basis, the Fund returned (7.87)%. During the same time period, the Index returned (7.62)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 5.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the water utilities industry and most underweight in the banks industry during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocations to the media and water utilities industries, respectively.

For the fiscal year ended August 31, 2023, the electric utilities industry contributed most significantly to the Fund’s return, followed by the interactive media & services and the wireless telecommunication services industries, respectively. The media industry detracted most significantly from the Fund’s return during the period, followed by the water utilities and entertainment industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Cogent Communications Holdings, Inc., a diversified telecommunication services company (portfolio average weight of 6.12%), and Yelp Inc., an interactive media & services company (portfolio average weight of 5.44%). Positions that detracted most significantly from the Fund’s return included TechTarget, Inc., a media company (portfolio average weight of 2.92%), and Lumen Technologies, Inc., a diversified telecommunication services company (portfolio average weight of 2.07%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Water Utilities	19.05
Interactive Media & Services	15.25
Media	13.74
Entertainment	11.17
Diversified Telecommunication Services	10.90
Wireless Telecommunication Services	8.44
Electric Utilities	7.22
Gas Utilities	7.09
Multi-Utilities	6.96
Money Market Funds Plus Other Assets Less Liabilities	0.18

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Otter Tail Corp.	7.22
Madison Square Garden Sports Corp., Class A	6.67
American States Water Co.	6.55
Cogent Communications Holdings, Inc.	6.38
Yelp, Inc.	6.20
California Water Service Group	5.92
Avista Corp.	5.30
Telephone & Data Systems, Inc.	4.47
Chesapeake Utilities Corp.	4.12
SJW Group	3.78
Total	56.61

*	Excluding money market fund holdings.

22

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Utilities & Communication Services Index	(7.62)%	4.85%	15.27%	1.21%	6.22%	8.32%	122.43%	8.90%	213.33%
S&P SmallCap 600® Index	5.53	12.61	42.79	3.82	20.62	9.48	147.34	10.85	297.31
Fund
NAV Return	(7.87)	4.55	14.28	0.93	4.71	8.06	117.11	8.62	202.63
Market Price Return	(7.88)	4.50	14.12	0.92	4.66	8.07	117.27	8.62	202.61

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

23

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

24

Invesco Dorsey Wright SmallCap Momentum ETF (DWAS)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Communication Services-0.89%
Cars.com, Inc.(b)(c)	136,993	$2,560,399
Gogo, Inc.(b)(c)	153,936	1,747,174
Integral Ad Science Holding Corp.(b)(c)	144,878	2,067,409

		6,374,982

Consumer Discretionary-13.66%
Abercrombie & Fitch Co., Class A(b)	71,004	3,816,465
Acushnet Holdings Corp.	51,007	2,986,460
Adient PLC(b)	69,140	2,708,214
Carvana Co.(b)(c)	233,321	11,747,712
Cooper-Standard Holdings, Inc.(b)(c)	201,929	3,016,819
Cricut, Inc., Class A(c)	163,193	1,543,806
Dave & Buster’s Entertainment, Inc.(b)(c)	88,656	3,481,521
Destination XL Group, Inc.(b)	2,165,485	9,874,612
Dream Finders Homes, Inc., Class A(b)(c)	105,941	3,053,220
Duolingo, Inc.(b)	17,296	2,545,279
Garrett Motion, Inc. (Switzerland)(b)	459,964	3,569,321
Golden Entertainment, Inc.	134,676	4,903,553
Green Brick Partners, Inc.(b)	89,800	4,441,508
Group 1 Automotive, Inc.	13,355	3,531,329
Hovnanian Enterprises, Inc., Class A(b)	26,219	3,115,866
Kura Sushi USA, Inc., Class A(b)(c)	29,255	2,556,009
MasterCraft Boat Holdings, Inc.(b)	94,517	2,056,690
Meritage Homes Corp.(c)	19,377	2,694,178
Modine Manufacturing Co.(b)	182,099	8,666,091
Red Rock Resorts, Inc., Class A(c)	150,207	6,598,594
SeaWorld Entertainment, Inc.(b)(c)	57,583	2,804,292
Taylor Morrison Home Corp., Class A(b)	61,396	2,910,170
Visteon Corp.(b)	17,716	2,467,307
Winmark Corp.	7,288	2,773,303

		97,862,319

Consumer Staples-3.88%
Andersons, Inc. (The)	57,870	2,972,203
Coca-Cola Consolidated, Inc.	4,075	2,848,018
elf Beauty, Inc.(b)	74,785	10,373,427
Hostess Brands, Inc.(b)	100,849	2,872,180
Inter Parfums, Inc.(c)	19,155	2,676,528
MGP Ingredients, Inc.(c)	25,623	3,072,198
Oil-Dri Corp.of America	44,813	3,020,396

		27,834,950

Energy-5.62%
Aemetis, Inc.(b)(c)	432,111	2,164,876
Archrock, Inc.	256,176	3,276,491
Denbury, Inc.(b)	41,276	3,780,056
Diamond Offshore Drilling, Inc.(b)	244,627	3,637,604
Dorian LPG Ltd.	106,132	2,738,206
Green Plains, Inc.(b)(c)	120,475	3,739,544
Northern Oil and Gas, Inc.(c)	268,382	11,226,419
Tidewater, Inc.(b)	87,509	5,690,710
Weatherford International PLC(b)	44,983	3,981,895

		40,235,801

Financials-7.46%
Brightsphere Investment Group, Inc.(c)	121,963	2,525,854
Cantaloupe, Inc.(b)	337,571	2,673,562
Donnelley Financial Solutions, Inc.(b)	144,674	7,128,088

	Shares	Value
Financials-(continued)
Enova International, Inc.(b)(c)	51,201	$2,583,091
Federal Agricultural Mortgage Corp., Class C	17,710	2,980,947
International Money Express, Inc.(b)	105,640	1,827,572
Mr. Cooper Group, Inc.(b)	104,358	5,912,924
National Western Life Group, Inc., Class A(c)	6,626	3,011,782
Northeast Bank	62,884	2,671,941
OFG Bancorp	98,563	2,972,660
Oscar Health, Inc., Class A(b)	357,235	2,239,863
PacWest Bancorp	336,059	2,671,669
Pathward Financial, Inc.	54,050	2,663,044
Piper Sandler Cos	19,078	2,842,240
Tiptree, Inc.	193,485	3,409,206
Upstart Holdings, Inc.(b)(c)	77,112	2,480,693
Victory Capital Holdings, Inc., Class A	84,018	2,891,900

		53,487,036

Health Care-21.92%
10X Genomics, Inc., Class A(b)(c)	44,844	2,325,161
4D Molecular Therapeutics, Inc.(b)(c)	131,614	2,142,676
89bio, Inc.(b)(c)	463,948	7,952,069
AirSculpt Technologies, Inc.(b)(c)	336,711	2,585,940
Akero Therapeutics, Inc.(b)(c)	135,200	6,709,976
Aldeyra Therapeutics, Inc.(b)(c)	321,623	2,399,308
Alphatec Holdings, Inc.(b)(c)	165,345	2,703,391
ANI Pharmaceuticals, Inc.(b)(c)	48,811	3,142,940
Avita Medical, Inc.(b)(c)	167,576	2,731,489
Axsome Therapeutics, Inc.(b)(c)	32,813	2,651,290
Biohaven Ltd.(b)(c)	111,102	2,032,056
Biomea Fusion, Inc.(b)(c)	126,333	2,131,238
Cabaletta Bio, Inc.(b)(c)	865,825	12,260,082
CVRx, Inc.(b)	171,954	2,983,402
Disc Medicine, Inc.(b)	61,610	3,262,249
Ideaya Biosciences, Inc.(b)(c)	104,949	3,081,303
ImmunoGen, Inc.(b)	217,217	3,440,717
Krystal Biotech, Inc.(b)(c)	23,933	2,979,180
LeMaitre Vascular, Inc.	38,275	2,212,678
Liquidia Corp.(b)(c)	287,542	1,975,414
MacroGenics, Inc.(b)(c)	451,903	2,105,868
Marinus Pharmaceuticals, Inc.(b)(c)	252,549	1,795,623
Merit Medical Systems, Inc.(b)	32,713	2,135,505
MiMedx Group, Inc.(b)(c)	439,431	3,260,578
MoonLake Immunotherapeutics(b)(c)	203,114	11,693,273
Morphic Holding, Inc.(b)(c)	43,104	2,374,168
Nuvalent, Inc., Class A(b)(c)	102,915	4,689,837
Olema Pharmaceuticals, Inc.(b)	334,398	3,394,140
ORIC Pharmaceuticals, Inc.(b)	396,718	3,554,593
Pacific Biosciences of California, Inc.(b)(c)	199,918	2,255,075
Protagonist Therapeutics, Inc.(b)	107,771	2,136,021
Prothena Corp. PLC (Ireland)(b)(c)	37,300	1,970,186
Quanterix Corp.(b)	112,856	3,024,541
Reata Pharmaceuticals, Inc., Class A(b)(c)	45,410	7,674,290
Rocket Pharmaceuticals, Inc.(b)(c)	115,472	1,807,137
RxSight, Inc.(b)	106,817	3,098,761
Schrodinger, Inc.(b)(c)	53,968	1,990,880
SI-BONE, Inc.(b)	91,033	2,082,835
Tabula Rasa HealthCare, Inc.(b)(c)	362,648	3,724,395

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco Dorsey Wright SmallCap Momentum ETF (DWAS)–(continued)

August 31, 2023

	Shares	Value
Health Care-(continued)
Tactile Systems Technology, Inc.(b)(c)	114,924	$2,177,810
Tenaya Therapeutics, Inc.(b)(c)	470,771	1,821,884
UFP Technologies, Inc.(b)(c)	34,771	6,109,612
Vaxcyte, Inc.(b)(c)	58,020	3,012,398
Vera Therapeutics, Inc.(b)(c)	171,805	3,039,230
Voyager Therapeutics, Inc.(b)(c)	187,868	1,882,437
Zimvie, Inc.(b)	216,224	2,551,443

		157,065,079

Industrials-25.59%
AAR Corp.(b)	46,696	2,876,474
ACV Auctions, Inc., Class A(b)(c)	145,478	2,445,485
Alamo Group, Inc.	22,291	3,826,250
Albany International Corp., Class A	28,518	2,644,189
ArcBest Corp.	32,546	3,436,532
Array Technologies, Inc.(b)(c)	124,404	3,093,928
Astronics Corp.(b)	140,764	2,467,593
Beacon Roofing Supply, Inc.(b)(c)	37,354	2,982,717
Boise Cascade Co.	32,792	3,586,461
Bowman Consulting Group Ltd.(b)	77,670	2,293,595
Casella Waste Systems, Inc., Class A(b)(c)	119,227	9,391,511
CBIZ, Inc.(b)	68,472	3,841,964
Cimpress PLC (Ireland)(b)(c)	47,927	3,096,563
Comfort Systems USA, Inc.	18,448	3,404,947
Commercial Vehicle Group, Inc.(b)	261,274	2,406,334
Covenant Logistics Group, Inc., Class A	73,323	3,605,292
CSW Industrials, Inc.	17,426	3,130,232
Energy Recovery, Inc.(b)	95,048	2,583,405
EnPro Industries, Inc.	20,383	2,780,037
Enviri Corp.(b)	285,928	2,130,164
Federal Signal Corp.	44,367	2,704,169
Fluence Energy, Inc.(b)(c)	122,053	3,216,097
Franklin Electric Co., Inc.	25,765	2,491,733
GMS, Inc.(b)	44,957	3,117,318
Granite Construction, Inc.(c)	66,045	2,726,998
Griffon Corp.	67,004	2,805,457
Heritage-Crystal Clean, Inc.(b)	70,433	3,176,528
Huron Consulting Group, Inc.(b)(c)	30,790	3,077,461
Hyster-Yale Materials Handling, Inc.	49,159	2,245,092
ICF International, Inc.	21,242	2,868,945
IES Holdings, Inc.(b)	48,893	3,665,997
Insperity, Inc.	21,779	2,206,866
Joby Aviation, Inc.(b)(c)	351,747	2,620,515
Kadant, Inc.(c)	26,907	5,912,544
Leonardo DRS, Inc.(b)(c)	588,171	10,069,488
Mayville Engineering Co., Inc.(b)	172,080	2,020,219
McGrath RentCorp(c)	27,709	2,801,380
Mueller Industries, Inc.(c)	32,118	2,478,225
MYR Group, Inc.(b)	25,631	3,641,396
Pangaea Logistics Solutions Ltd.	377,984	2,131,830
Powell Industries, Inc.	47,862	4,018,972
Preformed Line Products Co.	16,543	2,803,873
Rush Enterprises, Inc., Class A	66,177	2,740,390
SkyWest, Inc.(b)	65,373	2,948,322
SPX Technologies, Inc.(b)(c)	75,910	5,998,408
Standex International Corp.	18,496	2,841,540
Sterling Infrastructure, Inc.(b)	73,261	6,063,080
Symbotic, Inc.(b)(c)	94,954	3,968,128
Terex Corp.(c)	45,335	2,747,754
Thermon Group Holdings, Inc.(b)	103,027	2,831,182

	Shares	Value
Industrials-(continued)
Transcat, Inc.(b)(c)	92,890	$9,471,064
VSE Corp.	48,245	2,737,904
Wabash National Corp.(c)	96,377	2,173,301

		183,345,849

Information Technology-14.62%
Aehr Test Systems(b)(c)	111,760	5,700,878
Altair Engineering, Inc., Class A(b)(c)	34,753	2,310,379
Axcelis Technologies, Inc.(b)(c)	57,689	11,084,941
Badger Meter, Inc.	22,356	3,712,885
Bel Fuse, Inc., Class B	103,301	5,402,642
Belden, Inc.	27,458	2,578,306
C3.ai, Inc., Class A(b)(c)	60,245	1,868,800
Daktronics, Inc.(b)	467,229	3,906,035
Digi International, Inc.(b)(c)	70,443	2,351,387
Diodes, Inc.(b)	29,066	2,379,052
Evolv Technologies Holdings, Inc.(b)	427,516	2,988,337
Extreme Networks, Inc.(b)	314,886	8,643,621
Harmonic, Inc.(b)(c)	146,176	1,561,160
Impinj, Inc.(b)(c)	37,588	2,502,233
Insight Enterprises, Inc.(b)(c)	24,930	3,991,044
Intapp, Inc.(b)	57,610	2,109,102
Marathon Digital Holdings, Inc.(b)(c)	229,646	2,886,650
Napco Security Technologies, Inc.	74,658	1,850,025
Navitas Semiconductor Corp.(b)	284,929	2,515,923
Onto Innovation, Inc.(b)	40,559	5,636,890
PDF Solutions, Inc.(b)	87,618	3,184,038
Photronics, Inc.(b)	107,033	2,543,104
Rambus, Inc.(b)	86,948	4,909,954
Samsara, Inc., Class A(b)	94,381	2,582,264
Super Micro Computer, Inc.(b)(c)	38,649	10,631,567
Weave Communications, Inc.(b)(c)	302,782	3,091,404
Yext, Inc.(b)	210,815	1,846,739

		104,769,360

Materials-3.78%
AdvanSix, Inc.	73,971	2,446,961
Hawkins, Inc.	52,980	3,294,826
Haynes International, Inc.	51,675	2,522,257
Materion Corp.	23,488	2,555,259
O-I Glass, Inc.(b)	123,578	2,454,259
Ryerson Holding Corp.(c)	183,949	5,728,172
Summit Materials, Inc., Class A(b)	75,831	2,836,838
TimkenSteel Corp.(b)(c)	241,050	5,281,405

		27,119,977

Real Estate-1.22%
Redfin Corp.(b)(c)	245,644	2,338,531
St. Joe Co. (The)	56,345	3,478,740
Tanger Factory Outlet Centers, Inc.(c)	124,494	2,894,486

		8,711,757

Utilities-1.26%
Consolidated Water Co. Ltd. (Cayman Islands)(c)	110,247	2,936,980
Genie Energy Ltd., Class B	216,807	3,319,315
Otter Tail Corp.(c)	34,068	2,806,181

		9,062,476

Total Common Stocks & Other Equity Interests (Cost $615,735,626)		715,869,586

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco Dorsey Wright SmallCap Momentum ETF (DWAS)–(continued)

August 31, 2023

	Shares	Value
Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e) (Cost $500,813)	500,813	$500,813

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $616,236,439)		716,370,399

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-22.85%
Invesco Private Government Fund, 5.30%(d)(e)(f)	45,686,296	45,686,296

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 5.51%(d)(e)(f)	118,020,339	$118,020,339

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $163,705,375)		163,706,635

TOTAL INVESTMENTS IN SECURITIES-122.82% (Cost $779,941,814)		880,077,034
OTHER ASSETS LESS LIABILITIES-(22.82)%		(163,494,179)

NET ASSETS-100.00%		$716,582,855

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$202,856	$10,697,314	$(10,399,357)	$-	$-	$500,813	$10,842
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	25,614,890	258,424,628	(238,353,222)	-	-	45,686,296	1,346,534	*
Invesco Private Prime Fund	68,444,203	497,427,030	(447,840,393)	(3,228)	(7,273)	118,020,339	3,618,717	*

Total	$94,261,949	$766,548,972	$(696,592,972)	$(3,228)	$(7,273)	$164,207,448	$4,976,093

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.88%
Automobile Components-11.36%
American Axle & Manufacturing Holdings, Inc.(b)	22,390	$169,045
Dana, Inc.(c)	24,578	395,952
Dorman Products, Inc.(b)(c)	5,419	447,122
Gentherm, Inc.(b)	6,339	381,671
LCI Industries	4,841	606,480
Patrick Industries, Inc.	4,057	339,327
Phinia, Inc.(b)(c)	8,969	249,338
Standard Motor Products, Inc.	3,607	133,567
XPEL, Inc.(b)(c)(d)	3,752	312,542

		3,035,044

Automobiles-1.42%
Winnebago Industries, Inc.(c)	5,846	379,113

Diversified Consumer Services-6.99%
Adtalem Global Education, Inc.(b)	8,344	365,885
Frontdoor, Inc.(b)	15,638	513,239
Mister Car Wash, Inc.(b)(c)	15,349	111,127
Perdoceo Education Corp.	12,911	213,935
Strategic Education, Inc.	4,282	331,855
Stride, Inc.(b)(c)	7,823	332,399

		1,868,440

Hotels, Restaurants & Leisure-14.61%
BJ’s Restaurants, Inc.(b)(c)	4,504	132,463
Bloomin’ Brands, Inc.	16,703	468,686
Brinker International, Inc.(b)(c)	8,476	277,420
Cheesecake Factory, Inc. (The)(c)	9,138	291,045
Chuy’s Holdings, Inc.(b)(c)	3,467	132,093
Cracker Barrel Old Country Store, Inc.	4,238	349,338
Dave & Buster’s Entertainment, Inc.(b)(c)	7,662	300,887
Dine Brands Global, Inc.(c)	2,998	164,230
Golden Entertainment, Inc.	4,249	154,706
Jack in the Box, Inc.	3,941	316,738
Monarch Casino & Resort, Inc.	2,563	172,746
Sabre Corp.(b)(c)	63,536	317,680
Shake Shack, Inc., Class A(b)	7,163	501,410
Six Flags Entertainment Corp.(b)(c)	14,182	325,619

		3,905,061

Household Durables-21.65%
Cavco Industries, Inc.(b)	1,547	432,417
Century Communities, Inc.	5,453	404,885
Ethan Allen Interiors, Inc.(c)	4,367	137,037
Green Brick Partners, Inc.(b)	5,138	254,126
Installed Building Products, Inc.	4,457	645,062
iRobot Corp.(b)(c)	5,211	202,656
La-Z-Boy, Inc.	8,254	254,636
LGI Homes, Inc.(b)(c)	3,962	487,722
M.D.C. Holdings, Inc.(c)	11,193	531,108
M/I Homes, Inc.(b)(c)	5,324	522,710
Meritage Homes Corp.	7,035	978,146
Sonos, Inc.(b)(c)	24,553	338,340
Tri Pointe Homes, Inc.(b)(c)	19,153	595,658

		5,784,503

	Shares	Value
Leisure Products-1.85%
Sturm Ruger & Co., Inc.	3,389	$174,805
Vista Outdoor, Inc.(b)(c)	10,923	319,498

		494,303

Specialty Retail-34.86%
Aaron’s Co., Inc. (The)	5,914	71,382
Abercrombie & Fitch Co., Class A(b)(c)	9,577	514,764
Academy Sports & Outdoors, Inc.(c)	14,751	804,962
Advance Auto Parts, Inc.(c)	11,372	782,621
American Eagle Outfitters, Inc.(c)	35,116	595,567
America’s Car-Mart, Inc.(b)(c)	1,109	123,443
Asbury Automotive Group, Inc.(b)(c)	4,120	947,600
Boot Barn Holdings, Inc.(b)(c)	5,705	523,434
Buckle, Inc. (The)(c)	5,696	208,132
Caleres, Inc.	6,946	199,142
Chico’s FAS, Inc.(b)(c)	23,619	121,165
Designer Brands, Inc., Class A(c)	9,672	101,653
Group 1 Automotive, Inc.	2,706	715,520
Guess?, Inc.	5,727	137,792
Haverty Furniture Cos., Inc., (Acquired 06/25/2020 - 06/22/2023; Cost $75,090)(e)	2,551	79,846
Hibbett, Inc.(c)	2,439	112,950
Leslie’s, Inc.(b)(c)	28,493	178,366
MarineMax, Inc.(b)(c)	4,182	139,135
Monro, Inc.(c)	6,007	196,669
National Vision Holdings, Inc.(b)(c)	14,941	273,570
ODP Corp. (The)(b)(c)	6,499	320,531
Sally Beauty Holdings, Inc.(b)(c)	20,579	209,083
Shoe Carnival, Inc.(c)	3,243	75,010
Signet Jewelers Ltd.(c)	8,634	647,550
Sleep Number Corp.(b)(c)	4,245	108,587
Sonic Automotive, Inc., Class A(c)	3,044	162,306
Upbound Group, Inc.(c)	9,632	294,932
Urban Outfitters, Inc.(b)	11,516	382,446
Victoria’s Secret & Co.(b)(c)	14,987	287,451

		9,315,609

Textiles, Apparel & Luxury Goods-7.14%
G-III Apparel Group Ltd.(b)(c)	7,851	155,842
Hanesbrands, Inc.(c)	66,880	351,120
Kontoor Brands, Inc.	9,549	437,249
Movado Group, Inc.	2,988	81,722
Oxford Industries, Inc.(c)	2,839	286,711
Steven Madden Ltd.(c)	13,671	471,649
Wolverine World Wide, Inc.(c)	15,199	122,808

		1,907,101

Total Common Stocks & Other Equity Interests (Cost $30,824,318)		26,689,174

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(f)(g) (Cost $16,834)	16,834	16,834

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $30,841,152)		26,706,008

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)–(continued)

August 31, 2023

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-30.27%
Invesco Private Government Fund, 5.30%(f)(g)(h)	2,264,482	$2,264,482
Invesco Private Prime Fund, 5.51%(f)(g)(h)	5,822,958	5,822,958

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $8,087,211)		8,087,440

TOTAL INVESTMENTS IN SECURITIES-130.21% (Cost $38,928,363)		34,793,448
OTHER ASSETS LESS LIABILITIES-(30.21)%		(8,072,659)

NET ASSETS-100.00%		$26,720,789

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2023 represented 1.17% of the Fund’s Net Assets.

(e)	Restricted security. The value of this security at August 31, 2023 represented less than 1% of the Fund’s Net Assets.
(f)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$18,475	$576,539	$(578,180)	$-	$-	$16,834	$462
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	2,330,277	11,218,547	(11,284,342)	-	-	2,264,482	102,326	*
Invesco Private Prime Fund	5,992,142	14,812,524	(14,981,282)	(205)	(221)	5,822,958	275,123	*

Total	$8,340,894	$26,607,610	$(26,843,804)	$(205)	$(221)	$8,104,274	$377,911

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco S&P SmallCap Consumer Staples ETF (PSCC)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Beverages-6.12%
MGP Ingredients, Inc.(b)	27,468	$3,293,413
National Beverage Corp.(b)(c)	41,621	2,135,574

		5,428,987

Consumer Staples Distribution & Retail-13.22%
Andersons, Inc. (The)	56,116	2,882,118
Chefs’ Warehouse, Inc. (The)(b)(c)	62,663	1,788,402
PriceSmart, Inc.	44,762	3,557,684
SpartanNash Co.	62,532	1,360,696
United Natural Foods, Inc.(c)	105,913	2,132,028

		11,720,928

Food Products-36.50%
B&G Foods, Inc.(b)	128,577	1,644,500
Calavo Growers, Inc.(b)	31,591	1,041,239
Cal-Maine Foods, Inc.(b)	67,747	3,237,629
Fresh Del Monte Produce, Inc.	54,698	1,397,534
Hain Celestial Group, Inc. (The)(b)(c)	159,261	1,686,574
Hostess Brands, Inc.(c)	236,791	6,743,808
J&J Snack Foods Corp.(b)	26,773	4,340,706
John B. Sanfilippo & Son, Inc.	15,950	1,600,582
Simply Good Foods Co. (The)(c)	150,770	5,439,782
Tootsie Roll Industries, Inc.	32,018	1,029,379
TreeHouse Foods, Inc.(c)	90,366	4,203,826

		32,365,559

Household Products-10.10%
Central Garden & Pet Co.(b)(c)	17,183	758,458
Central Garden & Pet Co., Class A(b)(c)	73,584	3,002,227
WD-40 Co.(b)	24,193	5,198,350

		8,959,035

Personal Care Products-28.80%
Edgewell Personal Care Co.	91,222	3,517,520

	Shares	Value
Personal Care Products-(continued)
elf Beauty, Inc.(c)	90,249	$12,518,439
Inter Parfums, Inc.	31,962	4,466,050
Medifast, Inc.(b)	19,387	1,635,100
Nu Skin Enterprises, Inc., Class A	88,989	2,125,947
USANA Health Sciences, Inc.(b)(c)	19,928	1,281,171

		25,544,227

Tobacco-5.21%
Universal Corp.(b)	43,793	2,085,423
Vector Group Ltd.	236,390	2,531,737

		4,617,160

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $85,197,149)		88,635,896

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-21.92%
Invesco Private Government Fund, 5.30%(d)(e)(f)	5,444,712	5,444,712
Invesco Private Prime Fund, 5.51%(d)(e)(f)	14,000,690	14,000,690

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $19,445,402)		19,445,402

TOTAL INVESTMENTS IN SECURITIES-121.87% (Cost $104,642,551)		108,081,298
OTHER ASSETS LESS LIABILITIES-(21.87)%		(19,398,462)

NET ASSETS-100.00%		$88,682,836

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$48,841	$1,146,773	$(1,195,614)	$-	$-	$-	$633

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco S&P SmallCap Consumer Staples ETF (PSCC)–(continued)

August 31, 2023

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$4,082,330	$46,037,611	$(44,675,229)	$-	$-	$5,444,712	$199,539	*

Invesco Private Prime Fund	10,750,140	99,892,494	(96,641,751)	(722)	529	14,000,690	530,357	*

Total	$14,881,311	$147,076,878	$(142,512,594)	$(722)	$529	$19,445,402	$730,529

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco S&P SmallCap Energy ETF (PSCE)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.65%
Energy Equipment & Services-38.83%
Archrock, Inc.(b)	618,580	$7,911,638
Bristow Group, Inc.(c)	107,995	2,991,461
Core Laboratories, Inc.(b)	214,202	5,149,416
Dril-Quip, Inc.(b)(c)	156,865	4,326,337
Helix Energy Solutions Group, Inc.(b)(c)	653,711	6,628,629
Helmerich & Payne, Inc.(b)	470,897	18,831,171
Nabors Industries Ltd.(b)(c)	41,598	4,604,483
Oceaneering International, Inc.(b)(c)	462,566	10,541,879
Oil States International, Inc.(b)(c)	294,951	2,312,416
Patterson-UTI Energy, Inc.	1,471,317	20,804,422
ProPetro Holding Corp.(b)(c)	444,315	4,283,197
RPC, Inc.(b)	380,916	3,043,519
US Silica Holdings, Inc.(c)	353,748	4,361,713

		95,790,281

Oil, Gas & Consumable Fuels-60.82%
California Resources Corp.	323,842	18,083,337
Callon Petroleum Co.(b)(c)	235,722	9,247,374
Civitas Resources, Inc.(b)	225,231	18,518,493
Comstock Resources, Inc.(b)	420,373	5,153,773
CONSOL Energy, Inc.(b)	137,942	11,868,530
CVR Energy, Inc.(b)	133,826	4,376,110
Dorian LPG Ltd.(b)	146,327	3,775,237
Green Plains, Inc.(b)(c)	273,183	8,479,600
Northern Oil and Gas, Inc.(b)	371,688	15,547,709
Par Pacific Holdings, Inc.(b)(c)	257,773	8,854,503
REX American Resources Corp.(b)(c)	70,246	2,774,014

	Shares	Value
Oil, Gas & Consumable Fuels-(continued)
SM Energy Co.(b)	553,215	$23,406,527
Talos Energy, Inc.(b)(c)	495,653	8,535,145
Vital Energy, Inc.(b)(c)	85,366	5,146,716
World Kinect Corp.(b)	285,191	6,245,683

		150,012,751

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.65% (Cost $220,598,370)		245,803,032

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-26.83%
Invesco Private Government Fund, 5.30%(d)(e)(f)	18,527,942	18,527,942
Invesco Private Prime Fund, 5.51%(d)(e)(f)	47,643,280	47,643,280

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $66,170,662)		66,171,222

TOTAL INVESTMENTS IN SECURITIES-126.48% (Cost $286,769,032)		311,974,254
OTHER ASSETS LESS LIABILITIES-(26.48)%		(65,315,528)

NET ASSETS-100.00%.		$246,658,726

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$6,378,726	$(6,378,726)	$-	$-	$-	$3,003

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	12,461,522	128,841,531	(122,775,111)	-	-	18,527,942	495,208	*

Invesco Private Prime Fund	32,043,914	258,709,475	(243,105,878)	(674)	(3,557)	47,643,280	1,314,160	*

Total	$44,505,436	$393,929,732	$(372,259,715)	$(674)	$(3,557)	$66,171,222	$1,812,371

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco S&P SmallCap Energy ETF (PSCE)–(continued)

August 31, 2023

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco S&P SmallCap Financials ETF (PSCF)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Banks-35.88%
Ameris Bancorp	5,808	$236,676
Atlantic Union Bankshares Corp.(b)	6,679	198,299
Axos Financial, Inc.(b)(c)	4,685	201,877
Banc of California, Inc.(b)	4,770	59,768
BancFirst Corp.(b)	1,553	148,436
Bancorp, Inc. (The)(b)(c)	4,871	178,814
Bank of Hawaii Corp.	3,531	189,756
BankUnited, Inc.	6,627	173,959
Banner Corp.	3,058	133,176
Berkshire Hills Bancorp, Inc.	3,943	82,409
Brookline Bancorp, Inc.	7,817	74,809
Capitol Federal Financial, Inc.	11,277	63,941
Central Pacific Financial Corp.	2,405	40,813
City Holding Co.(b)	1,342	122,605
Community Bank System, Inc.(b)	4,785	227,527
Customers Bancorp, Inc.(b)(c)	2,616	91,926
CVB Financial Corp.(b)	11,661	203,601
Dime Community Bancshares, Inc.(b)	2,903	61,863
Eagle Bancorp, Inc.	2,736	65,828
FB Financial Corp.(b)	3,125	94,937
First Bancorp (Puerto Rico)	16,012	221,926
First Bancorp/Southern Pines NC	3,651	108,216
First Commonwealth Financial Corp.(b)	9,163	119,760
First Financial Bancorp	8,474	176,090
First Hawaiian, Inc.(b)	11,364	214,893
Fulton Financial Corp.(b)	14,738	196,458
Hanmi Financial Corp.	2,720	47,110
Heritage Financial Corp.(b)	3,123	53,778
Hilltop Holdings, Inc.(b)	4,112	124,964
Hope Bancorp, Inc.(b)	10,680	103,276
Independent Bank Corp.	3,930	212,299
Independent Bank Group, Inc.(b)	3,162	133,436
Lakeland Financial Corp.(b)	2,265	118,074
National Bank Holdings Corp., Class A	3,359	105,943
NBT Bancorp, Inc.	4,206	144,770
Northfield Bancorp, Inc.	3,647	38,439
Northwest Bancshares, Inc.(b)	11,316	124,476
OFG Bancorp (Puerto Rico)	4,233	127,667
Pacific Premier Bancorp, Inc.	8,532	196,407
PacWest Bancorp	10,512	83,570
Park National Corp.	1,282	130,456
Pathward Financial, Inc.	2,397	118,100
Preferred Bank(b)	1,176	73,041
Provident Financial Services, Inc.(b)	6,722	110,779
Renasant Corp.(b)	4,996	139,139
S&T Bancorp, Inc.(b)	3,470	98,305
Seacoast Banking Corp. of Florida(b)	7,460	176,131
ServisFirst Bancshares, Inc.	4,351	243,830
Simmons First National Corp., Class A(b)	11,340	202,079
Southside Bancshares, Inc.	2,616	78,742
Stellar Bancorp, Inc.(b)	4,035	85,824
Tompkins Financial Corp.	1,125	58,421
Triumph Financial, Inc.(b)(c)	1,957	125,698
TrustCo Bank Corp.	1,694	48,228
Trustmark Corp.	5,439	125,315
United Community Banks, Inc.(b)	10,256	276,912
Veritex Holdings, Inc.	4,831	90,871

	Shares	Value
Banks-(continued)
Washington Federal, Inc.	5,859	$159,248
Westamerica Bancorporation	2,373	104,483
WSFS Financial Corp.	5,473	215,089

		7,963,263

Capital Markets-6.19%
Artisan Partners Asset Management, Inc., Class A(b)	6,097	234,247
Avantax, Inc.(c)	3,437	71,902
B. Riley Financial, Inc.(b)	1,403	71,841
Brightsphere Investment Group, Inc.	2,880	59,645
Donnelley Financial Solutions, Inc.(b)(c)	2,254	111,054
Moelis & Co., Class A(b)	5,928	281,046
Piper Sandler Cos.	1,314	195,760
StoneX Group, Inc.(c)	1,570	147,392
Virtus Investment Partners, Inc.	610	126,331
WisdomTree, Inc.(b)	10,103	73,752

		1,372,970

Consumer Finance-4.11%
Bread Financial Holdings, Inc.(b)	4,464	167,757
Encore Capital Group, Inc.(b)(c)	2,091	97,984
Enova International, Inc.(c)	2,780	140,251
EZCORP, Inc., Class A(b)(c)	4,671	39,283
Green Dot Corp., Class A(c)	4,125	61,215
Navient Corp.	8,785	155,055
PRA Group, Inc.(b)(c)	3,488	67,946
PROG Holdings, Inc.(b)(c)	4,163	142,791
World Acceptance Corp.(b)(c)	298	40,174

		912,456

Diversified REITs-3.19%
Alexander & Baldwin, Inc.	6,465	116,435
American Assets Trust, Inc.	4,650	99,556
Armada Hoffler Properties, Inc.(b)	6,051	68,921
Essential Properties Realty Trust, Inc.(b)	13,255	318,385
Global Net Lease, Inc.(b)	9,249	104,976

		708,273

Financial Services-7.69%
EVERTEC, Inc. (Puerto Rico)	5,796	229,348
Jackson Financial, Inc., Class A	5,216	196,122
Mr. Cooper Group, Inc.(c)	6,061	343,416
NMI Holdings, Inc., Class A(c)	7,417	212,274
Payoneer Global, Inc.(b)(c)	18,260	113,029
Radian Group, Inc.	13,925	377,089
Walker & Dunlop, Inc.	2,761	235,624

		1,706,902

Health Care REITs-1.91%
CareTrust REIT, Inc.(b)	8,859	178,509
Community Healthcare Trust, Inc.	2,179	72,321
LTC Properties, Inc.	3,687	121,155
Universal Health Realty Income Trust	1,131	52,738

		424,723

Hotel & Resort REITs-3.65%
Chatham Lodging Trust(b)	4,351	42,553
DiamondRock Hospitality Co.(b)	18,684	150,593
Pebblebrook Hotel Trust(b)	10,964	158,649

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco S&P SmallCap Financials ETF (PSCF)–(continued)

August 31, 2023

	Shares	Value
Hotel & Resort REITs-(continued)
Service Properties Trust(b)	14,735	$121,711
Summit Hotel Properties, Inc.	9,571	55,608
Sunstone Hotel Investors, Inc.	18,444	165,627
Xenia Hotels & Resorts, Inc.(b)	9,751	115,062

		809,803

Industrial REITs-2.13%
Innovative Industrial Properties, Inc.(b)	2,497	217,938
LXP Industrial Trust(b)	26,057	255,880

		473,818

Insurance-9.65%
Ambac Financial Group, Inc.(c)	4,036	51,984
American Equity Investment Life Holding Co.(c)	5,623	301,843
AMERISAFE, Inc.	1,706	88,371
Assured Guaranty Ltd.	5,281	310,734
Employers Holdings, Inc.	2,394	93,917
Genworth Financial, Inc., Class A(c)	42,566	246,457
Goosehead Insurance, Inc., Class A(c)	2,091	146,077
HCI Group, Inc.(b)	605	32,234
Horace Mann Educators Corp.	3,638	104,265
James River Group Holdings Ltd.	3,350	48,776
Mercury General Corp.	2,367	67,720
Palomar Holdings, Inc.(b)(c)	2,214	112,936
ProAssurance Corp.	4,812	85,076
Safety Insurance Group, Inc.	1,324	91,184
SiriusPoint Ltd. (Bermuda)(c)	7,638	84,476
Stewart Information Services Corp.(b)	2,426	112,372
Trupanion, Inc.(b)(c)	3,157	93,858
United Fire Group, Inc.	1,933	38,216
Universal Insurance Holdings, Inc.	2,440	30,890

		2,141,386

Mortgage REITs-5.83%
Apollo Commercial Real Estate Finance, Inc.(b)	11,581	126,465
Arbor Realty Trust, Inc.(b)	16,134	257,499
ARMOUR Residential REIT, Inc.(b)	17,412	85,493
Ellington Financial, Inc.	5,682	75,968
Franklin BSP Realty Trust, Inc.(b)	7,328	103,618
Invesco Mortgage Capital, Inc.(b)(d)	3,709	41,726
KKR Real Estate Finance Trust, Inc.	5,169	64,664
New York Mortgage Trust, Inc.(b)	8,120	77,302
PennyMac Mortgage Investment Trust(b)	7,798	104,571
Ready Capital Corp.(b)	14,373	156,953
Redwood Trust, Inc.(b)	10,155	81,342
Two Harbors Investment Corp.(b)	8,609	118,546

		1,294,147

Office REITs-4.03%
Brandywine Realty Trust(b)	15,311	76,555
Douglas Emmett, Inc.(b)	15,123	206,732
Easterly Government Properties, Inc.(b)	8,317	111,198
Hudson Pacific Properties, Inc.(b)	11,419	77,763
JBG SMITH Properties, (Acquired 03/17/2023 -08/21/2023; Cost $123,700)(b)(e)	8,635	135,397
Office Properties Income Trust(b)	4,325	32,005
Orion Office REIT, Inc.(b)	5,046	29,418
SL Green Realty Corp.	5,733	225,078

		894,146

	Shares	Value
Real Estate Management & Development-3.50%
Anywhere Real Estate, Inc.(b)(c)	9,830	$64,485
Cushman & Wakefield PLC(c)	14,560	133,806
eXp World Holdings, Inc.	6,559	126,064
Kennedy-Wilson Holdings, Inc.(b)	10,552	168,515
Marcus & Millichap, Inc.(b)	2,159	71,895
RE/MAX Holdings, Inc., Class A	1,614	26,147
St. Joe Co. (The)	3,015	186,146

		777,058

Residential REITs-1.87%
Centerspace(b)	1,332	86,234
Elme Communities	7,812	120,148
NexPoint Residential Trust, Inc.(b)	2,034	76,377
Veris Residential, Inc.(b)(c)	7,104	132,205

		414,964

Retail REITs-7.90%
Acadia Realty Trust(b)	8,480	126,267
Getty Realty Corp.(b)	4,011	120,410
Macerich Co. (The)(b)	19,156	223,934
Phillips Edison & Co., Inc.(b)	10,447	353,735
Retail Opportunity Investments Corp.(b)	11,224	151,075
RPT Realty	7,720	87,545
Saul Centers, Inc.(b)	1,151	43,232
SITE Centers Corp.(b)	16,214	216,457
Tanger Factory Outlet Centers, Inc.(b)	9,367	217,783
Urban Edge Properties(b)	10,470	171,289
Whitestone REIT	4,138	41,380

		1,753,107

Specialized REITs-2.41%
Four Corners Property Trust, Inc.	7,750	194,990
Outfront Media, Inc.	13,077	148,424
Safehold, Inc.(c)	3,588	76,353
Uniti Group, Inc.	21,247	114,096

		533,863

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $26,519,710)		22,180,879

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-32.49%
Invesco Private Government Fund, 5.30%(d)(f)(g)	2,018,928	2,018,928
Invesco Private Prime Fund, 5.51%(d)(f)(g)	5,191,532	5,191,532

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,210,354)		7,210,460

TOTAL INVESTMENTS IN SECURITIES-132.43% (Cost $33,730,064)		29,391,339
OTHER ASSETS LESS LIABILITIES-(32.43)%		(7,197,944)

NET ASSETS-100.00%		$22,193,395

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco S&P SmallCap Financials ETF (PSCF)–(continued)

August 31, 2023

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Invesco Mortgage Capital, Inc.	$85,870	$6,921	$(28,305)	$116,451	$(139,212)	$41,726	$11,996

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	19,361	948,648	(968,009)	-	-	-	370

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	2,426,621	13,233,891	(13,641,584)	-	-	2,018,928	85,473	*

Invesco Private Prime Fund	6,239,883	28,155,535	(29,203,671)	(154)	(61)	5,191,532	229,832	*

Total	$8,771,735	$42,344,995	$(43,841,569)	$116,297	$(139,273)	$7,252,186	$327,671

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	Restricted security. The value of this security at August 31, 2023 represented less than 1% of the Fund’s Net Assets.
(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P SmallCap Health Care ETF (PSCH)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Biotechnology-16.98%
Anika Therapeutics, Inc.(b)(c)	37,165	$663,395
Arcus Biosciences, Inc.(b)(c)	132,474	2,715,717
Avid Bioservices, Inc.(b)(c)	157,332	1,856,518
Catalyst Pharmaceuticals, Inc.(b)(c)	245,458	3,446,230
Coherus Biosciences, Inc.(b)(c)	168,396	897,551
Cytokinetics, Inc.(b)(c)	240,730	8,411,106
Dynavax Technologies Corp.(b)(c)	300,732	4,318,511
Enanta Pharmaceuticals, Inc.(b)(c)	49,814	739,738
Ironwood Pharmaceuticals, Inc.(b)(c)	340,149	2,993,311
iTeos Therapeutics, Inc.(b)(c)	62,080	748,995
Myriad Genetics, Inc.(b)	205,248	3,663,677
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(c)(d)	20,054	0
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(c)(d)	20,054	0
REGENXBIO, Inc.(b)	95,221	1,685,412
uniQure N.V. (Netherlands)(b)	105,397	918,008
Vanda Pharmaceuticals, Inc.(b)	144,724	751,117
Vericel Corp.(b)(c)	119,690	3,929,423
Vir Biotechnology, Inc.(b)	192,258	2,433,986
Xencor, Inc.(b)(c)	152,018	3,341,356

		43,514,051

Health Care Equipment & Supplies-24.59%
AngioDynamics, Inc.(b)	98,609	791,830
Artivion, Inc.(b)(c)	102,917	1,741,356
Avanos Medical, Inc.(b)(c)	117,464	2,471,443
CONMED Corp.(c)	76,954	8,577,293
Embecta Corp.	144,233	2,643,791
Glaukos Corp.(b)(c)	121,358	9,118,840
Integer Holdings Corp.(b)(c)	83,749	7,144,627
LeMaitre Vascular, Inc.(c)	49,078	2,837,199
Merit Medical Systems, Inc.(b)	144,698	9,445,885
OraSure Technologies, Inc.(b)	184,482	1,191,754
Orthofix Medical, Inc.(b)	87,398	1,849,342
STAAR Surgical Co.(b)(c)	121,630	5,273,877
Tandem Diabetes Care, Inc.(b)(c)	162,654	4,450,213
UFP Technologies, Inc.(b)(c)	17,439	3,064,207
Varex Imaging Corp.(b)(c)	101,656	1,999,573
Zynex, Inc.(b)(c)	53,589	412,635

		63,013,865

Health Care Providers & Services-31.00%
AdaptHealth Corp.(b)(c)	192,582	2,297,503
Addus HomeCare Corp.(b)	40,786	3,576,932
Agiliti, Inc.(b)(c)	84,648	816,853
AMN Healthcare Services, Inc.(b)(c)	99,794	8,819,794
Apollo Medical Holdings, Inc.(b)(c)	101,390	3,838,625
Community Health Systems, Inc.(b)(c)	319,812	1,080,965
CorVel Corp.(b)	22,890	4,954,540
Cross Country Healthcare, Inc.(b)(c)	85,948	2,214,020
Enhabit, Inc.(b)(c)	126,104	1,615,392
Ensign Group, Inc. (The)	140,907	14,121,700
Fulgent Genetics, Inc.(b)(c)	50,114	1,641,735
ModivCare, Inc.(b)	32,122	1,031,116
NeoGenomics, Inc.(b)	321,107	4,826,238
Owens & Minor, Inc.(b)(c)	191,811	3,241,606
Pediatrix Medical Group, Inc.(b)(c)	207,858	2,937,034

	Shares	Value
Health Care Providers & Services-(continued)
Privia Health Group, Inc.(b)(c)	235,853	$6,191,141
RadNet, Inc.(b)	144,368	4,823,335
Select Medical Holdings Corp.	262,393	7,664,500
US Physical Therapy, Inc.(c)	37,073	3,738,071

		79,431,100

Health Care Technology-7.43%
Certara, Inc.(b)(c)	265,567	4,291,563
Computer Programs and Systems, Inc.(b)(c)	35,664	580,253
HealthStream, Inc.	61,033	1,283,524
NextGen Healthcare, Inc.(b)(c)	134,622	2,451,467
Schrodinger, Inc.(b)(c)	135,007	4,980,408
Simulations Plus, Inc.(c)	39,773	1,769,501
Veradigm, Inc.(b)(c)	275,011	3,679,647

		19,036,363

Life Sciences Tools & Services-4.15%
BioLife Solutions, Inc.(b)(c)	87,514	1,156,060
Cytek Biosciences, Inc.(b)(c)	201,423	1,530,815
Fortrea Holdings, Inc.(b)(c)	222,983	6,143,181
Mesa Laboratories, Inc.	12,647	1,813,074

		10,643,130

Pharmaceuticals-15.85%
Amphastar Pharmaceuticals, Inc.(b)	94,761	5,051,709
ANI Pharmaceuticals, Inc.(b)(c)	35,054	2,257,127
Collegium Pharmaceutical, Inc.(b)	87,111	2,040,140
Corcept Therapeutics, Inc.(b)(c)	227,570	7,448,366
Harmony Biosciences Holdings, Inc.(b)(c)	75,467	2,735,679
Innoviva, Inc.(b)(c)	148,307	1,890,914
Ligand Pharmaceuticals, Inc.(b)(c)	41,294	2,715,907
Pacira BioSciences, Inc.(b)	115,777	4,086,928
Phibro Animal Health Corp., Class A	51,160	713,682
Prestige Consumer Healthcare, Inc.(b)(c)	125,061	7,294,808
Supernus Pharmaceuticals, Inc.(b)	137,092	4,365,009

		40,600,269

Total Common Stocks & Other Equity Interests (Cost $295,124,716)		256,238,778

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(e)(f) (Cost $93,363)	93,363	93,363

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $295,218,079)		256,332,141

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-30.49%
Invesco Private Government Fund, 5.30%(e)(f)(g)	21,876,344	21,876,344

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco S&P SmallCap Health Care ETF (PSCH)–(continued)

August 31, 2023

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 5.51%(e)(f)(g)	56,253,459	$56,253,459

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $78,128,727)		78,129,803

TOTAL INVESTMENTS IN SECURITIES-130.53% (Cost $373,346,806)		334,461,944
OTHER ASSETS LESS LIABILITIES-(30.53)%		(78,225,261)

NET ASSETS-100.00%.		$256,236,683

Investment Abbreviations:

Rts.-Rights

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,214	$13,095,349	$(13,003,200)	$-	$-	$93,363	$8,143

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	28,445,085	151,832,572	(158,401,313)	-	-	21,876,344	1,093,681	*

Invesco Private Prime Fund	73,144,505	267,945,351	(284,831,985)	(3,397)	(1,015)	56,253,459	2,917,110	*

Total	$101,590,804	$432,873,272	$(456,236,498)	$(3,397)	$(1,015)	$78,223,166	$4,018,934

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P SmallCap Industrials ETF (PSCI)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Aerospace & Defense-6.81%
AAR Corp.(b)	25,622	$1,578,315
AeroVironment, Inc.(b)	19,633	1,904,990
Kaman Corp.	21,896	491,128
Mercury Systems, Inc.(b)(c)	45,220	1,774,885
Moog, Inc., Class A	22,318	2,592,459
National Presto Industries, Inc.(c)	3,960	296,406
Triumph Group, Inc.(b)	50,520	475,393

		9,113,576

Air Freight & Logistics-2.55%
Forward Air Corp.(c)	20,173	1,428,652
Hub Group, Inc., Class A(b)	25,469	1,987,601

		3,416,253

Building Products-11.21%
AAON, Inc.(c)	49,960	3,150,478
American Woodmark Corp.(b)(c)	12,927	1,004,040
Apogee Enterprises, Inc.	17,318	873,866
AZZ, Inc.(c)	19,359	950,527
Gibraltar Industries, Inc.(b)	23,632	1,773,109
Griffon Corp.	36,897	1,544,877
Insteel Industries, Inc.(c)	15,108	525,003
MasterBrand, Inc.(b)	99,865	1,279,271
PGT Innovations, Inc.(b)(c)	45,633	1,286,394
Quanex Building Products Corp.	25,830	696,893
Resideo Technologies, Inc.(b)	114,322	1,927,469

		15,011,927

Commercial Services & Supplies-11.93%
ABM Industries, Inc.	51,371	2,333,271
Brady Corp., Class A	35,841	1,807,820
CoreCivic, Inc.(b)	88,323	950,355
Deluxe Corp.	33,774	682,910
Enviri Corp.(b)(c)	61,964	461,632
GEO Group, Inc. (The)(b)(c)	97,933	709,035
Healthcare Services Group, Inc.	57,657	665,938
HNI Corp.(c)	36,068	1,181,588
Interface, Inc.	45,082	465,697
Liquidity Services, Inc.(b)	18,119	330,672
Matthews International Corp., Class A	23,669	998,358
MillerKnoll, Inc.	58,771	1,122,526
OPENLANE, Inc.(b)(c)	84,866	1,324,758
Pitney Bowes, Inc.(c)	126,926	417,587
UniFirst Corp.	11,737	2,067,238
Viad Corp.(b)	16,189	459,606

		15,978,991

Construction & Engineering-10.16%
Arcosa, Inc.	37,640	2,944,201
Comfort Systems USA, Inc.	27,795	5,130,123
Dycom Industries, Inc.(b)(c)	22,812	2,279,603
Granite Construction, Inc.(c)	34,100	1,407,989
MYR Group, Inc.(b)	12,984	1,844,637

		13,606,553

Electrical Equipment-2.52%
Encore Wire Corp.(c)	13,961	2,300,912

	Shares	Value
Electrical Equipment-(continued)
Powell Industries, Inc.	7,097	$595,935
SunPower Corp.(b)(c)	66,622	477,014

		3,373,861

Ground Transportation-3.81%
ArcBest Corp.	18,614	1,965,452
Heartland Express, Inc.(c)	36,215	546,484
Marten Transport Ltd.	44,820	941,220
RXO, Inc.(b)(c)	90,861	1,642,767

		5,095,923

Machinery-30.18%
3D Systems Corp.(b)(c)	101,921	643,122
Alamo Group, Inc.	8,020	1,376,633
Albany International Corp., Class A	24,220	2,245,678
Astec Industries, Inc.	17,653	967,737
Barnes Group, Inc.	39,329	1,545,630
CIRCOR International, Inc.(b)	15,845	882,408
Enerpac Tool Group Corp.	44,435	1,164,197
EnPro Industries, Inc.	16,224	2,212,791
ESCO Technologies, Inc.	20,017	2,142,019
Federal Signal Corp.	47,316	2,883,910
Franklin Electric Co., Inc.	30,153	2,916,097
Greenbrier Cos., Inc. (The)	24,807	1,055,786
Hillenbrand, Inc.	54,064	2,618,860
John Bean Technologies Corp.	24,727	2,717,745
Kennametal, Inc.	62,382	1,651,252
Lindsay Corp.	8,554	1,061,551
Mueller Industries, Inc.(c)	44,291	3,417,494
Proto Labs, Inc.(b)(c)	20,362	600,679
SPX Technologies, Inc.(b)	35,360	2,794,147
Standex International Corp.	9,250	1,421,078
Tennant Co.	14,384	1,185,673
Titan International, Inc.(b)	39,735	500,264
Trinity Industries, Inc.(c)	63,061	1,580,939
Wabash National Corp.(c)	36,897	832,027

		40,417,717

Marine Transportation-1.83%
Matson, Inc.	27,865	2,448,776

Passenger Airlines-2.54%
Allegiant Travel Co.	12,173	1,081,449
Hawaiian Holdings, Inc.(b)(c)	40,058	343,698
SkyWest, Inc.(b)	34,530	1,557,303
Sun Country Airlines Holdings, Inc.(b)(c)	28,411	423,040

		3,405,490

Professional Services-6.44%
CSG Systems International, Inc.	23,618	1,282,694
Forrester Research, Inc.(b)	8,803	269,636
Heidrick & Struggles International, Inc.	15,564	412,290
Kelly Services, Inc., Class A	25,455	470,663
Korn Ferry	40,727	2,076,262
NV5 Global, Inc.(b)(c)	9,765	993,882
Resources Connection, Inc.	24,826	385,051
TrueBlue, Inc.(b)	24,108	364,754
TTEC Holdings, Inc.(c)	14,688	437,115
Verra Mobility Corp., Class A(b)	108,689	1,933,577

		8,625,924

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P SmallCap Industrials ETF (PSCI)–(continued)

August 31, 2023

	Shares	Value
Trading Companies & Distributors-9.95%
Applied Industrial Technologies, Inc.	30,038	$4,636,966
Boise Cascade Co.	30,765	3,364,768
DXP Enterprises, Inc.(b)	11,333	403,115
GMS, Inc.(b)	32,098	2,225,675
NOW, Inc.(b)	83,129	928,551
Veritiv Corp.	10,527	1,772,010

		13,331,085

Total Common Stocks & Other Equity Interests (Cost $126,354,241)		133,826,076

Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e) (Cost $6,891)	6,891	6,891

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $126,361,132)		133,832,967

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-9.50%
Invesco Private Government Fund, 5.30%(d)(e)(f)	3,283,215	$3,283,215
Invesco Private Prime Fund, 5.51%(d)(e)(f)	9,438,856	9,438,856

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,722,071)		12,722,071

TOTAL INVESTMENTS IN SECURITIES-109.43% (Cost $139,083,203)		146,555,038
OTHER ASSETS LESS LIABILITIES-(9.43)%		(12,632,242)

NET ASSETS-100.00%		$133,922,796

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$19,939	$5,595,266	$(5,608,314)	$-	$-	$6,891	$1,211

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	3,784,177	42,820,921	(43,321,883)	-	-	3,283,215	152,609	*

Invesco Private Prime Fund	9,746,286	92,491,739	(92,798,485)	(593)	(91)	9,438,856	410,273	*

Total	$13,550,402	$140,907,926	$(141,728,682)	$(593)	$(91)	$12,728,962	$564,093

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P SmallCap Information Technology ETF (PSCT)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Communications Equipment-10.12%
ADTRAN Holdings, Inc.(b)	178,276	$1,524,260
Clearfield, Inc.(b)(c)	31,562	1,109,404
Digi International, Inc.(b)(c)	89,418	2,984,773
Extreme Networks, Inc.(b)(c)	321,591	8,827,673
Harmonic, Inc.(b)(c)	277,485	2,963,540
NETGEAR, Inc.(c)	72,554	956,262
NetScout Systems, Inc.(b)(c)	168,075	4,811,987
Viasat, Inc.(b)(c)	190,390	5,281,419
Viavi Solutions, Inc.(b)(c)	554,492	5,794,441

		34,253,759

Electronic Equipment, Instruments & Components-32.66%
Advanced Energy Industries, Inc.(b)	93,574	11,048,282
Arlo Technologies, Inc.(c)	228,878	2,236,138
Badger Meter, Inc.	73,087	12,138,289
Benchmark Electronics, Inc.	88,852	2,287,051
CTS Corp.(b)	78,663	3,512,303
ePlus, Inc.(b)(c)	67,095	4,453,766
Fabrinet (Thailand)(b)(c)	90,499	14,549,524
Insight Enterprises, Inc.(b)(c)	72,143	11,549,373
Itron, Inc.(c)	113,249	7,747,364
Knowles Corp.(c)	227,822	3,651,987
Methode Electronics, Inc.	89,701	2,892,857
OSI Systems, Inc.(c)	38,778	5,287,380
PC Connection, Inc.	28,168	1,496,284
Plexus Corp.(b)(c)	68,927	6,999,537
Rogers Corp.(b)(c)	46,386	6,703,241
Sanmina Corp.(c)	145,477	8,103,069
ScanSource, Inc.(c)	62,127	2,036,523
TTM Technologies, Inc.(c)	255,756	3,810,764

		110,503,732

IT Services-1.64%
Perficient, Inc.(b)(c)	86,854	5,540,417

Semiconductors & Semiconductor Equipment-33.33%
Alpha & Omega Semiconductor Ltd.(b)(c)	55,494	1,750,836
Axcelis Technologies, Inc.(b)(c)	81,548	15,669,448
CEVA, Inc.(b)(c)	58,373	1,355,421
Cohu, Inc.(c)	118,530	4,431,837
Diodes, Inc.(c)	113,992	9,330,245
FormFactor, Inc.(c)	192,320	6,792,742
Ichor Holdings Ltd.(b)(c)	72,474	2,654,723
Kulicke & Soffa Industries, Inc. (Singapore)(b)	141,054	7,296,723
MaxLinear, Inc.(c)	183,461	4,311,334
Onto Innovation, Inc.(b)(c)	122,025	16,959,035
PDF Solutions, Inc.(c)	74,548	2,709,074
Photronics, Inc.(c)	155,773	3,701,166
Rambus, Inc.(b)(c)	271,381	15,324,885
Semtech Corp.(b)(c)	159,488	4,170,611
SiTime Corp.(b)(c)	41,039	5,445,465
SMART Global Holdings, Inc.(b)(c)	122,400	3,161,592
Ultra Clean Holdings, Inc.(c)	111,443	3,918,336
Veeco Instruments, Inc.(b)(c)	128,872	3,761,774

		112,745,247

	Shares	Value
Software-21.11%
8x8, Inc.(b)(c)	281,422	$914,621
A10 Networks, Inc.	160,514	2,390,053
Adeia, Inc.	265,255	2,668,465
Agilysys, Inc.(c)	49,656	3,502,983
Alarm.com Holdings, Inc.(b)(c)	124,282	7,279,197
Cerence, Inc.(b)(c)	100,546	2,624,251
Consensus Cloud Solutions, Inc.(c)	43,600	1,392,148
Digital Turbine, Inc.(b)(c)	225,146	2,006,051
DoubleVerify Holdings, Inc.(c)	252,907	8,550,786
Ebix, Inc.(b)	58,514	977,184
InterDigital, Inc.(b)	66,675	5,781,389
LiveRamp Holdings, Inc.(c)	161,389	5,219,320
N-able, Inc.(b)(c)	167,864	2,244,342
OneSpan, Inc.(b)(c)	88,694	1,086,501
Progress Software Corp.	107,971	6,568,956
SPS Commerce, Inc.(c)	91,074	16,951,604
Xperi, Inc.(b)(c)	105,938	1,250,068

		71,407,919

Technology Hardware, Storage & Peripherals-1.13%
Avid Technology, Inc.(b)(c)	83,217	2,218,565
Corsair Gaming, Inc.(b)(c)	101,743	1,599,400

		3,817,965

Total Common Stocks & Other Equity Interests (Cost $270,769,614)		338,269,039

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e) (Cost $12,479)	12,479	12,479

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $270,782,093)		338,281,518

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-23.62%
Invesco Private Government Fund, 5.30%(d)(e)(f)	22,373,280	22,373,280
Invesco Private Prime Fund, 5.51%(d)(e)(f)	57,531,290	57,531,290

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $79,905,233)		79,904,570

TOTAL INVESTMENTS IN SECURITIES-123.62% (Cost $350,687,326)		418,186,088
OTHER ASSETS LESS LIABILITIES-(23.62)%		(79,889,949)

NET ASSETS-100.00%		$338,296,139

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco S&P SmallCap Information Technology ETF (PSCT)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$3,971,318	$1,322,198	$(5,281,037)	$-	$-	$12,479	$4,557

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	24,677,602	152,054,233	(154,358,555)	-	-	22,373,280	854,179	*

Invesco Private Prime Fund	63,456,692	315,467,545	(321,387,019)	(5,390)	(538)	57,531,290	2,307,611	*

Total	$92,105,612	$468,843,976	$(481,026,611)	$(5,390)	$(538)	$79,917,049	$3,166,347

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P SmallCap Materials ETF (PSCM)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.67%
Chemicals-52.36%
AdvanSix, Inc.	9,865	$326,334
American Vanguard Corp.	9,850	136,127
Balchem Corp.	11,353	1,595,096
FutureFuel Corp.	9,152	64,796
H.B. Fuller Co.(b)	18,966	1,375,604
Hawkins, Inc.	6,782	421,773
Ingevity Corp.(c)	12,221	658,590
Innospec, Inc.	8,134	873,754
Koppers Holdings, Inc.	7,438	284,801
Livent Corp.(b)(c)	63,307	1,359,201
Mativ Holdings, Inc., Class A	19,626	321,866
Minerals Technologies, Inc.	11,647	711,632
Quaker Chemical Corp.	4,295	762,277
Stepan Co.	7,596	662,903
Trinseo PLC	12,526	131,899

		9,686,653

Containers & Packaging-7.21%
Myers Industries, Inc.	13,114	246,674
O-I Glass, Inc.(c)	54,707	1,086,481

		1,333,155

Metals & Mining-35.56%
ATI, Inc.(b)(c)	45,290	2,052,996
Carpenter Technology Corp.	16,921	1,059,762
Century Aluminum Co.(c)	18,419	137,037
Compass Minerals International, Inc.	12,219	368,403
Haynes International, Inc.	4,544	221,793
Kaiser Aluminum Corp.	5,718	434,111
Materion Corp.	7,376	802,435
Olympic Steel, Inc.	3,414	182,717

	Shares	Value
Metals & Mining-(continued)
SunCoke Energy, Inc.	29,889	$277,968
TimkenSteel Corp.(b)(c)	13,975	306,192
Warrior Met Coal, Inc.	18,606	736,053

		6,579,467

Paper & Forest Products-4.54%
Clearwater Paper Corp.(c)	6,035	231,080
Mercer International, Inc. (Germany)(b)	14,423	131,105
Sylvamo Corp.	11,425	477,223

		839,408

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.67% (Cost $19,015,626)		18,438,683

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-26.12%
Invesco Private Government Fund, 5.30%(d)(e)(f)	1,352,773	1,352,773
Invesco Private Prime Fund, 5.51%(d)(e)(f)	3,478,560	3,478,560

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,831,413)		4,831,333

TOTAL INVESTMENTS IN SECURITIES-125.79% (Cost $23,847,039)		23,270,016
OTHER ASSETS LESS LIABILITIES-(25.79)%		(4,770,918)

NET ASSETS-100.00%		$18,499,098

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$294,841	$(294,841)	$-	$-	$-	$278

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P SmallCap Materials ETF (PSCM)–(continued)

August 31, 2023

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$822,594	$17,747,298	$(17,217,119)	$-	$-	$1,352,773	$40,678	*
Invesco Private Prime Fund	2,115,243	34,343,935	(32,980,221)	(230)	(167)	3,478,560	109,728	*

Total	$2,937,837	$52,386,074	$(50,492,181)	$(230)	$(167)	$4,831,333	$150,684

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.82%
Diversified Telecommunication Services-10.90%
ATN International, Inc.(b)	4,275	$153,344
Cogent Communications Holdings, Inc.	17,183	1,212,776
Consolidated Communications Holdings, Inc.(c)	29,823	117,801
Lumen Technologies, Inc.(b)	369,646	587,737

		2,071,658

Electric Utilities-7.22%
Otter Tail Corp.(b)	16,669	1,373,026

Entertainment-11.17%
Cinemark Holdings, Inc.(b)(c)	43,289	704,745
Madison Square Garden Sports Corp., Class A	7,127	1,268,606
Marcus Corp. (The)	9,825	149,242

		2,122,593

Gas Utilities-7.09%
Chesapeake Utilities Corp.(b)	7,110	782,811
Northwest Natural Holding Co.	14,388	565,161

		1,347,972

Interactive Media & Services-15.25%
Cargurus, Inc.(b)(c)	35,743	647,306
Cars.com, Inc.(b)(c)	24,824	463,960
QuinStreet, Inc.(b)(c)	20,322	201,188
Shutterstock, Inc.	9,664	406,951
Yelp, Inc.(c)	27,511	1,178,846

		2,898,251

Media-13.74%
AMC Networks, Inc., Class A(b)(c)	11,384	132,510
DISH Network Corp., Class A(b)(c)	101,211	607,266
E.W. Scripps Co. (The), Class A(b)(c)	23,454	179,188
John Wiley & Sons, Inc., Class A(b)	17,086	634,916
Scholastic Corp.	11,680	507,496
TechTarget, Inc.(b)(c)	10,332	297,045
Thryv Holdings, Inc.(b)(c)	12,400	252,836

		2,611,257

Multi-Utilities-6.96%
Avista Corp.(b)	30,278	1,007,955
Unitil Corp.	6,436	314,205

		1,322,160

	Shares	Value
Water Utilities-19.05%
American States Water Co.	14,778	$1,244,456
California Water Service Group	22,376	1,124,394
Middlesex Water Co.(b)	7,074	532,389
SJW Group(b)	10,924	718,362

		3,619,601

Wireless Telecommunication Services-8.44%
Gogo, Inc.(b)(c)	26,235	297,767
Shenandoah Telecommunications Co.(b)	20,102	457,120
Telephone & Data Systems, Inc.(b)	39,535	849,607

		1,604,494

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.82% (Cost $20,528,019)		18,971,012

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-30.18%
Invesco Private Government Fund, 5.30%(d)(e)(f)	1,207,866	1,207,866
Invesco Private Prime Fund, 5.51%(d)(e)(f)	4,528,601	4,528,601

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,736,472)		5,736,467

TOTAL INVESTMENTS IN SECURITIES-130.00% (Cost $26,264,491)		24,707,479
OTHER ASSETS LESS LIABILITIES-(30.00)%		(5,702,067)

NET ASSETS-100.00%		$19,005,412

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$348,590	$(348,590)	$-	$-	$-	$337
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	962,400	14,793,946	(14,548,480)	-	-	1,207,866	66,204	*
Invesco Private Prime Fund	2,474,743	30,180,333	(28,126,071)	(158)	(246)	4,528,601	178,145	*

Total	$3,437,143	$45,322,869	$(43,023,141)	$(158)	$(246)	$5,736,467	$244,686

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

(This Page Intentionally Left Blank)

47

Statements of Assets and Liabilities

August 31, 2023

	Invesco Dorsey Wright SmallCap Momentum ETF (DWAS)	Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)	Invesco S&P SmallCap Consumer Staples ETF (PSCC)	Invesco S&P SmallCap Energy ETF (PSCE)
Assets:
Unaffiliated investments in securities, at value(a)	$715,869,586	$26,689,174	$88,635,896	$245,803,032
Affiliated investments in securities, at value(a)	164,207,448	8,104,274	19,445,402	66,171,222
Cash	-	-	-	-
Receivable for:
Dividends	348,382	20,281	128,325	303,489
Securities lending	218,550	897	2,034	7,235
Investments sold	-	-	-	8,137,999
Investments sold - affiliated broker	-	-	-	-
Fund shares sold	2,402,329	-	-	-

Total assets	883,046,295	34,814,626	108,211,657	320,422,977

Liabilities:
Due to custodian	32	-	61,599	131,343
Payable for:
Investments purchased	2,401,318	-	-	7,403,086
Collateral upon return of securities loaned	163,705,375	8,087,211	19,445,402	66,170,662
Accrued unitary management fees	356,715	6,626	21,820	59,160

Total liabilities	166,463,440	8,093,837	19,528,821	73,764,251

Net Assets	$716,582,855	$26,720,789	$88,682,836	$246,658,726

Net assets consist of:
Shares of beneficial interest	$1,099,385,191	$46,986,601	$97,592,094	$290,030,762
Distributable earnings (loss)	(382,802,336)	(20,265,812)	(8,909,258)	(43,372,036)

Net Assets	$716,582,855	$26,720,789	$88,682,836	$246,658,726

Shares outstanding (unlimited amount authorized, $0.01 par value)	8,930,000	290,000	2,380,000	4,393,970
Net asset value	$80.24	$92.14	$37.26	$56.14

Market price	$80.24	$92.11	$37.24	$56.11

Unaffiliated investments in securities, at cost	$615,735,626	$30,824,318	$85,197,149	$220,598,370

Affiliated investments in securities, at cost	$164,206,188	$8,104,045	$19,445,402	$66,170,662

(a) Includes securities on loan with an aggregate value of:	$160,673,197	$7,948,211	$18,828,242	$59,758,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P SmallCap Financials ETF (PSCF)	Invesco S&P SmallCap Health Care ETF (PSCH)	Invesco S&P SmallCap Industrials ETF (PSCI)	Invesco S&P SmallCap Information Technology ETF (PSCT)	Invesco S&P SmallCap Materials ETF (PSCM)	Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

$22,139,153	$256,238,778	$133,826,076	$338,269,039	$18,438,683	$18,971,012

7,252,186	78,223,166	12,728,962	79,917,049	4,831,333	5,736,467
-	-	55	-	-	-

43,685	72,208	120,809	89,553	16,481	56,333
2,260	8,092	1,781	6,282	358	577
331,901	5,150,605	-	-	52,631	-
54,363	-	-	-	-	-
-	-	-	-	-	-

29,823,548	339,692,849	146,677,683	418,281,923	23,339,486	24,764,389

71,948	-	-	-	4,189	17,648

342,299	5,262,838	-	-	-	-
7,210,354	78,128,727	12,722,071	79,905,233	4,831,413	5,736,472
5,552	64,601	32,816	80,551	4,786	4,857

7,630,153	83,456,166	12,754,887	79,985,784	4,840,388	5,758,977

$22,193,395	$256,236,683	$133,922,796	$338,296,139	$18,499,098	$19,005,412

$35,578,864	$449,194,362	$131,689,166	$310,439,256	$23,214,809	$31,616,013
(13,385,469)	(192,957,679)	2,233,630	27,856,883	(4,715,711)	(12,610,601)

$22,193,395	$256,236,683	$133,922,796	$338,296,139	$18,499,098	$19,005,412

500,000	6,190,000	1,290,000	7,050,000	270,000	360,000
$44.39	$41.40	$103.82	$47.99	$68.52	$52.79

$44.36	$41.35	$103.81	$48.01	$68.51	$52.78

$26,239,997	$295,124,716	$126,354,241	$270,769,614	$19,015,626	$20,528,019

$7,490,067	$78,222,090	$12,728,962	$79,917,712	$4,831,413	$5,736,472

$7,038,071	$75,747,157	$12,343,228	$78,887,583	$4,700,765	$5,524,984

49

Statements of Operations

For the year ended August 31, 2023

	Invesco Dorsey Wright SmallCap Momentum ETF (DWAS)	Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)	Invesco S&P SmallCap Consumer Staples ETF (PSCC)	Invesco S&P SmallCap Energy ETF (PSCE)
Investment income:
Unaffiliated dividend income	$4,250,021	$399,262	$1,330,309	$4,720,900
Affiliated dividend income	10,842	462	633	3,003
Securities lending income, net	2,506,609	25,491	41,619	53,818
Foreign withholding tax	(7,654)	-	-	(472)

Total investment income	6,759,818	425,215	1,372,561	4,777,249

Expenses:
Unitary management fees	3,001,040	73,686	195,156	468,763

Less: Waivers	(235)	(11)	(20)	(80)

Net expenses	3,000,805	73,675	195,136	468,683

Net investment income (loss)	3,759,013	351,540	1,177,425	4,308,566

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(42,745,332)	(3,993,745)	(1,605,628)	(8,235,771)
Affiliated investment securities	(7,273)	(221)	529	(3,557)
Unaffiliated in-kind redemptions	11,863,904	(366,615)	2,558,482	9,381,525
Affiliated in-kind redemptions	-	-	-	-

Net realized gain (loss)	(30,888,701)	(4,360,581)	953,383	1,142,197

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	73,786,372	7,454,350	4,875,601	27,331,662
Affiliated investment securities	(3,228)	(205)	(722)	(674)

Change in net unrealized appreciation (depreciation)	73,783,144	7,454,145	4,874,879	27,330,988

Net realized and unrealized gain (loss)	42,894,443	3,093,564	5,828,262	28,473,185

Net increase (decrease) in net assets resulting from operations	$46,653,456	$3,445,104	$7,005,687	$32,781,751

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P SmallCap Financials ETF (PSCF)	Invesco S&P SmallCap Health Care ETF (PSCH)	Invesco S&P SmallCap Industrials ETF (PSCI)	Invesco S&P SmallCap Information Technology ETF (PSCT)	Invesco S&P SmallCap Materials ETF (PSCM)	Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

$947,515	$524,189	$1,003,123	$865,385	$217,351	$372,737
12,366	8,143	1,211	4,557	278	337
17,915	148,806	18,544	114,991	5,331	8,167
(1,645)	-	-	-	-	-

976,151	681,138	1,022,878	984,933	222,960	381,241

80,087	883,761	251,407	929,418	56,220	59,417

(13)	(149)	(45)	(142)	(7)	(8)

80,074	883,612	251,362	929,276	56,213	59,409

896,077	(202,474)	771,516	55,657	166,747	321,832

(3,831,786)	(51,288,765)	(2,382,841)	(30,129,031)	(895,530)	(1,543,506)
(116,574)	(1,015)	(91)	(538)	(167)	(246)
95,692	21,871,142	2,018,927	30,477,616	1,660,972	465,029
(22,699)	-	-	-	-	-

(3,875,367)	(29,418,638)	(364,005)	348,047	765,275	(1,078,723)

35,306	(7,834,481)	17,821,516	43,976,455	522,402	(861,998)
116,297	(3,397)	(593)	(5,390)	(230)	(158)

151,603	(7,837,878)	17,820,923	43,971,065	522,172	(862,156)

(3,723,764)	(37,256,516)	17,456,918	44,319,112	1,287,447	(1,940,879)

$(2,827,687)	$(37,458,990)	$18,228,434	$44,374,769	$1,454,194	$(1,619,047)

51

Statements of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	Invesco Dorsey Wright SmallCap		Invesco S&P SmallCap
	Momentum ETF (DWAS)		Consumer Discretionary ETF (PSCD)
	2023	2022	2023	2022
Operations:
Net investment income	$3,759,013	$2,755,953	$351,540	$439,722
Net realized gain (loss)	(30,888,701)	(50,715,729)	(4,360,581)	(6,288,341)
Change in net unrealized appreciation (depreciation)	73,783,144	(22,137,318)	7,454,145	(7,297,669)

Net increase (decrease) in net assets resulting from operations	46,653,456	(70,097,094)	3,445,104	(13,146,288)

Distributions to Shareholders from:
Distributable earnings	(4,016,319)	(1,517,201)	(355,217)	(447,217)

Shareholder Transactions:
Proceeds from shares sold	361,148,219	463,001,703	6,353,723	7,543,321
Value of shares repurchased	(77,282,607)	(457,120,808)	(7,793,396)	(34,786,413)

Net increase (decrease) in net assets resulting from share transactions	283,865,612	5,880,895	(1,439,673)	(27,243,092)

Net increase (decrease) in net assets	326,502,749	(65,733,400)	1,650,214	(40,836,597)

Net assets:
Beginning of year	390,080,106	455,813,506	25,070,575	65,907,172

End of year	$716,582,855	$390,080,106	$26,720,789	$25,070,575

Changes in Shares Outstanding:
Shares sold	4,840,000	5,300,000	70,000	70,000
Shares repurchased	(1,030,000)	(5,410,000)	(90,000)	(340,000)
Shares outstanding, beginning of year	5,120,000	5,230,000	310,000	580,000

Shares outstanding, end of year	8,930,000	5,120,000	290,000	310,000

(a)	Changes in shares outstanding have been restated to reflect a three-for-one stock split effective after the close of business on July 17, 2023. See Note 11.
(b)	Changes in shares outstanding have been restated to reflect a one-for-five reverse stock split effective after the close of business on July 17, 2023. See Note 11.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco S&P SmallCap Consumer Staples ETF (PSCC)				Invesco S&P SmallCap Energy ETF (PSCE)				Invesco S&P SmallCap Financials ETF (PSCF)
2023		2022		2023		2022		2023	2022

$1,177,425		$596,630		$4,308,566		$1,467,801		$896,077	$1,068,215
953,383		2,826,943		1,142,197		31,449,358		(3,875,367)	1,182,983
4,874,879		(3,374,723)		27,330,988		14,790,884		151,603	(7,753,659)

7,005,687		48,850		32,781,751		47,708,043		(2,827,687)	(5,502,461)

(1,068,839)		(553,632)		(3,855,664)		(1,206,030)		(863,592)	(1,022,746)

37,458,040		35,437,137		135,620,537		124,402,426		-	3,600,462
(16,159,554)		(20,467,022)		(56,080,636)		(138,300,452)		(11,890,566)	(9,588,046)

21,298,486		14,970,115		79,539,901		(13,898,026)		(11,890,566)	(5,987,584)

27,235,334		14,465,333		108,465,988		32,603,987		(15,581,845)	(12,512,791)

61,447,502		46,982,169		138,192,738		105,588,751		37,775,240	50,288,031

$88,682,836		$61,447,502		$246,658,726		$138,192,738		$22,193,395	$37,775,240

1,040,000	(a)	1,020,000	(a)	2,738,000	(b)	2,718,000	(b)	-	60,000
(460,000	)(a)	(600,000	)(a)	(1,136,030	)(b)	(3,170,000	)(b)	(250,000)	(170,000)
1,800,000	(a)	1,380,000	(a)	2,792,000	(b)	3,244,000	(b)	750,000	860,000

2,380,000	(a)	1,800,000	(a)	4,393,970	(b)	2,792,000	(b)	500,000	750,000

53

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2023 and 2022

	Invesco S&P SmallCap				Invesco S&P SmallCap
	Health Care ETF (PSCH)				Industrials ETF (PSCI)
	2023		2022		2023	2022
Operations:
Net investment income (loss)	$(202,474)		$(622,166)		$771,516	$712,672
Net realized gain (loss)	(29,418,638)		(19,561,105)		(364,005)	14,501,472
Change in net unrealized appreciation (depreciation)	(7,837,878)		(112,442,742)		17,820,923	(24,332,319)

Net increase (decrease) in net assets resulting from operations	(37,458,990)		(132,626,013)		18,228,434	(9,118,175)

Distributions to Shareholders from:
Distributable earnings	-		-		(759,212)	(699,479)

Shareholder Transactions:
Proceeds from shares sold	30,844,398		7,487,611		62,505,718	15,464,593
Value of shares repurchased	(73,649,551)		(64,464,356)		(14,659,615)	(61,875,092)

Net increase (decrease) in net assets resulting from share transactions	(42,805,153)		(56,976,745)		47,846,103	(46,410,499)

Net increase (decrease) in net assets	(80,264,143)		(189,602,758)		65,315,325	(56,228,153)

Net assets:
Beginning of year	336,500,826		526,103,584		68,607,471	124,835,624

End of year	$256,236,683		$336,500,826		$133,922,796	$68,607,471

Changes in Shares Outstanding:
Shares sold	690,000	(a)	150,000	(a)	660,000	170,000
Shares repurchased	(1,670,000	)(a)	(1,230,000	)(a)	(160,000)	(700,000)
Shares outstanding, beginning of year	7,170,000	(a)	8,250,000	(a)	790,000	1,320,000

Shares outstanding, end of year	6,190,000	(a)	7,170,000	(a)	1,290,000	790,000

(a)	Changes in shares outstanding have been restated to reflect a three-for-one stock split effective after the close of business on July 17, 2023. See Note 11.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco S&P SmallCap Information Technology ETF (PSCT)				Invesco S&P SmallCap Materials ETF (PSCM)		Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)
2023		2022		2023	2022	2023	2022

$55,657		$(13,844)		$166,747	$175,509	$321,832	$359,772
348,047		32,822,062		765,275	1,246,272	(1,078,723)	(917,613)
43,971,065		(116,978,472)		522,172	(2,175,429)	(862,156)	(2,859,129)

44,374,769		(84,170,254)		1,454,194	(753,648)	(1,619,047)	(3,416,970)

-		-		(192,225)	(157,069)	(278,048)	(801,868)

21,780,815		84,981,270		9,323,883	1,349,387	2,297,924	6,686,321
(111,063,711)		(94,763,303)		(11,013,303)	(9,223,604)	(4,048,302)	(6,848,398)

(89,282,896)		(9,782,033)		(1,689,420)	(7,874,217)	(1,750,378)	(162,077)

(44,908,127)		(93,952,287)		(427,451)	(8,784,934)	(3,647,473)	(4,380,915)

383,204,266		477,156,553		18,926,549	27,711,483	22,652,885	27,033,800

$338,296,139		$383,204,266		$18,499,098	$18,926,549	$19,005,412	$22,652,885

560,000	(a)	1,740,000	(a)	140,000	20,000	40,000	100,000
(2,900,000	)(a)	(2,070,000	)(a)	(170,000)	(140,000)	(70,000)	(110,000)
9,390,000	(a)	9,720,000	(a)	300,000	420,000	390,000	400,000

7,050,000	(a)	9,390,000	(a)	270,000	300,000	360,000	390,000

55

Financial Highlights

Invesco Dorsey Wright SmallCap Momentum ETF (DWAS)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$76.19	$87.15	$59.33	$53.34	$59.34

Net investment income (loss)(a)	0.57	0.53	0.03	0.20	(0.01)
Net realized and unrealized gain (loss) on investments	4.11	(11.20)	27.88	5.97	(5.99)

Total from investment operations	4.68	(10.67)	27.91	6.17	(6.00)

Distributions to shareholders from:
Net investment income	(0.63)	(0.29)	(0.09)	(0.18)	-

Net asset value at end of year	$80.24	$76.19	$87.15	$59.33	$53.34

Market price at end of year(b)	$80.24	$76.21	$87.07	$59.39	$53.34

Net Asset Value Total Return(c)	6.21%	(12.25)%	47.07%	11.65%	(10.11)%
Market Price Total Return(c)	6.19%	(12.15)%	46.79%	11.77%	(10.14)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$716,583	$390,080	$455,814	$234,373	$264,010
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income (loss)	0.75%	0.63%	0.03%	0.39%	(0.03)%
Portfolio turnover rate(d)	181%	175%	198%	185%	159%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)

	Years Ended August 31,
	2023		2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$80.87		$113.63	$64.90	$57.37	$71.32

Net investment income(a)	1.19		1.04	0.47	0.61	0.57
Net realized and unrealized gain (loss) on investments	11.25	(b)	(32.74)	48.59	7.57	(13.81)

Total from investment operations	12.44		(31.70)	49.06	8.18	(13.24)

Distributions to shareholders from:
Net investment income	(1.17)		(1.06)	(0.33)	(0.65)	(0.71)

Net asset value at end of year	$92.14		$80.87	$113.63	$64.90	$57.37

Market price at end of year(c)	$92.11		$80.85	$113.46	$64.92	$57.36

Net Asset Value Total Return(d)	15.57	%(b)	(28.01)%	75.74%	14.68%	(18.57)%
Market Price Total Return(d)	15.56	%(b)	(27.91)%	75.42%	14.74%	(18.58)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$26,721		$25,071	$65,907	$19,470	$22,949
Ratio to average net assets of:
Expenses	0.29%		0.30%	0.29%	0.29%	0.30	%(e)
Net investment income	1.38%		1.04%	0.44%	1.08%	0.93	%(e)
Portfolio turnover rate(f)	19%		24%	33%	27%	27%

(a)	Based on average shares outstanding.
(b)

Includes litigation proceeds received during the period. Had these litigation proceeds not been received, Net realized and unrealized gain (loss) on investments per share would have been $10.76. Total returns would have been lower.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights–(continued)

Invesco S&P SmallCap Consumer Staples ETF (PSCC)

	Years Ended August 31,
	2023	2022(a)	2021(a)	2020(a)	2019(a)
Per Share Operating Performance:
Net asset value at beginning of year	$34.14	$34.05	$26.12	$23.96	$28.47

Net investment income(b)	0.62	0.42	0.52	0.40	0.36
Net realized and unrealized gain (loss) on investments	3.08	0.07 (c)	7.95	2.20	(4.49)

Total from investment operations	3.70	0.49	8.47	2.60	(4.13)

Distributions to shareholders from:
Net investment income	(0.58)	(0.40)	(0.54)	(0.44)	(0.38)

Net asset value at end of year	$37.26	$34.14	$34.05	$26.12	$23.96

Market price at end of year(d)	$37.24	$34.14	$34.01	$26.19	$23.89

Net Asset Value Total Return(e)	10.98%	1.48%	32.77%	10.97%	(14.52)%
Market Price Total Return(e)	10.89%	1.62%	32.27%	11.60%	(14.71)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$88,683	$61,448	$46,982	$39,182	$46,722
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.30	%(f)
Net investment income	1.75%	1.21%	1.64%	1.66%	1.41	%(f)
Portfolio turnover rate(g)	10%	20%	30%	40%	59%

(a)	Per share amounts have been adjusted to reflect a three-for-one stock split effective after the close of business on July 17, 2023.
(b)	Based on average shares outstanding.
(c)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Financial Highlights–(continued)

Invesco S&P SmallCap Energy ETF (PSCE)

	Years Ended August 31,
	2023	2022(a)	2021(a)	2020(a)	2019(a)
Per Share Operating Performance:
Net asset value at beginning of year	$49.50	$32.55	$17.50	$34.85	$81.70

Net investment income (loss)(b)	1.31	0.45	0.15	0.25	(0.10)
Net realized and unrealized gain (loss) on investments	6.62	16.85	15.00	(17.45)	(46.65)

Total from investment operations.	7.93	17.30	15.15	(17.20)	(46.75)

Distributions to shareholders from:
Net investment income	(1.29)	(0.35)	(0.10)	(0.15)	(0.10)

Net asset value at end of year	$56.14	$49.50	$32.55	$17.50	$34.85

Market price at end of year(c)	$56.11	$49.50	$32.60	$17.60	$34.90

Net Asset Value Total Return(d)	16.63%	53.42%	87.13%	(49.31)%	(57.29)%
Market Price Total Return(d)	16.57%	53.18%	86.35%	(49.09)%	(57.20)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$246,659	$138,193	$105,589	$14,713	$19,523
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.31	%(e)
Net investment income (loss)	2.67%	1.04%	0.43%	1.01%	(0.20	)%(e)
Portfolio turnover rate(f)	48%	58%	26%	74%	48%

(a)	Per share amounts have been adjusted to reflect a one-for-five reverse stock split effective after the close of business on July 17, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights–(continued)

Invesco S&P SmallCap Financials ETF (PSCF)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$50.37	$58.47	$40.46	$52.62	$60.04

Net investment income(a)	1.51	1.32	1.06	1.45	1.48
Net realized and unrealized gain (loss) on investments	(6.10)	(8.16)	18.07	(10.89)	(6.48)

Total from investment operations	(4.59)	(6.84)	19.13	(9.44)	(5.00)

Distributions to shareholders from:
Net investment income	(1.39)	(1.26)	(1.12)	(2.23)	(1.85)
Net realized gains	-	-	-	(0.49)	(0.57)

Total distributions	(1.39)	(1.26)	(1.12)	(2.72)	(2.42)

Net asset value at end of year	$44.39	$50.37	$58.47	$40.46	$52.62

Market price at end of year(b)	$44.36	$50.38	$58.39	$40.54	$52.54

Net Asset Value Total Return(c)	(9.13)%	(11.81)%	47.97%	(18.02)%	(8.05)%
Market Price Total Return(c)	(9.21)%	(11.67)%	47.48%	(17.72)%	(8.27)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$22,193	$37,775	$50,288	$26,297	$123,655
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.30	%(d)
Net investment income	3.24%	2.33%	2.01%	2.83%	2.73	%(d)
Portfolio turnover rate(e)	31%	19%	19%	31%	16%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Financial Highlights–(continued)

Invesco S&P SmallCap Health Care ETF (PSCH)

	Years Ended August 31,
	2023	2022(a)	2021(a)	2020(a)	2019(a)
Per Share Operating Performance:
Net asset value at beginning of year	$46.93	$63.77	$44.25	$38.28	$48.25

Net investment income (loss)(b)	(0.03)	(0.08)	(0.09)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	(5.50)	(16.76)	19.61	6.04	(9.92)

Total from investment operations	(5.53)	(16.84)	19.52	5.97	(9.97)

Distributions to shareholders from:
Net investment income	-	-	-	-	(0.00	)(c)

Net asset value at end of year	$41.40	$46.93	$63.77	$44.25	$38.28

Market price at end of year(d)	$41.35	$46.94	$63.64	$44.28	$38.27

Net Asset Value Total Return(e)	(11.79)%	(26.40)%	44.13%	15.58%	(20.66)%
Market Price Total Return(e)	(11.91)%	(26.24)%	43.72%	15.69%	(20.82)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$256,237	$336,501	$526,104	$384,957	$465,142
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.29%
Net investment income (loss)	(0.07)%	(0.15)%	(0.16)%	(0.18)%	(0.13)%
Portfolio turnover rate(f)	29%	31%	30%	19%	36%

(a)	Per share amounts have been adjusted to reflect a three-for-one stock split effective after the close of business on July 17, 2023.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Invesco S&P SmallCap Industrials ETF (PSCI)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$86.84	$94.57	$65.95	$64.17	$75.22

Net investment income(a)	0.85	0.69	0.64	0.47	0.37
Net realized and unrealized gain (loss) on investments	16.98	(7.78)	28.53	1.81	(11.03)

Total from investment operations	17.83	(7.09)	29.17	2.28	(10.66)

Distributions to shareholders from:
Net investment income	(0.85)	(0.64)	(0.55)	(0.50)	(0.39)

Net asset value at end of year	$103.82	$86.84	$94.57	$65.95	$64.17

Market price at end of year(b)	$103.81	$86.84	$94.49	$66.05	$64.21

Net Asset Value Total Return(c)	20.67%	(7.52)%	44.37%	3.68%	(14.16)%
Market Price Total Return(c)	20.66%	(7.43)%	44.03%	3.76%	(14.14)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$133,923	$68,607	$124,836	$46,168	$54,547
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.30	%(d)
Net investment income	0.89%	0.75%	0.74%	0.74%	0.58	%(d)
Portfolio turnover rate(e)	21%	15%	9%	10%	9%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Financial Highlights–(continued)

Invesco S&P SmallCap Information Technology ETF (PSCT)

	Years Ended August 31,
	2023	2022(a)		2021(a)	2020(a)	2019(a)
Per Share Operating Performance:
Net asset value at beginning of year	$40.81	$49.09		$30.19	$27.71	$29.93

Net investment income (loss)(b)	0.01	(0.00	)(c)	0.01	0.04	0.08
Net realized and unrealized gain (loss) on investments	7.17	(8.28)		18.91	2.48	(2.20)

Total from investment operations	7.18	(8.28)		18.92	2.52	(2.12)

Distributions to shareholders from:
Net investment income	-	-		(0.02)	(0.04)	(0.10)

Net asset value at end of year	$47.99	$40.81		$49.09	$30.19	$27.71

Market price at end of year(d)	$48.01	$40.85		$49.09	$30.22	$27.68

Net Asset Value Total Return(e)	17.59%	(16.87)%		62.70%	9.12%	(7.08)%
Market Price Total Return(e)	17.53%	(16.79)%		62.54%	9.35%	(7.08)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$338,296	$383,204		$477,157	$244,541	$303,408
Ratio to average net assets of:
Expenses	0.29%	0.29%		0.29%	0.29%	0.29%
Net investment income (loss)	0.02%	(0.00)%		0.03%	0.13%	0.32%
Portfolio turnover rate(f)	20%	18%		16%	19%	11%

(a)	Per share amounts have been adjusted to reflect a three-for-one stock split effective after the close of business on July 17, 2023.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005) per share.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap Materials ETF (PSCM)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$63.09	$65.98	$42.14	$40.93	$55.57

Net investment income(a)	0.57	0.51	0.61	0.66	0.44
Net realized and unrealized gain (loss) on investments	5.49	(2.94)	23.97	1.27	(14.56)

Total from investment operations	6.06	(2.43)	24.58	1.93	(14.12)

Distributions to shareholders from:
Net investment income	(0.63)	(0.46)	(0.74)	(0.72)	(0.52)

Net asset value at end of year	$ 68.52	$ 63.09	$ 65.98	$42.14	$ 40.93

Market price at end of year(b)	$68.51	$63.05	$65.88	$41.99	$40.91

Net Asset Value Total Return(c)	9.69%	(3.69)%	58.70%	4.91%	(25.50)%
Market Price Total Return(c)	9.74%	(3.60)%	59.03%	4.59%	(25.54)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$18,499	$18,927	$27,711	$8,429	$14,327
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.32	%(d)
Net investment income	0.86%	0.78%	1.00%	1.58%	0.93	%(d)
Portfolio turnover rate(e)	18%	21%	25%	25%	24%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.03%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Financial Highlights–(continued)

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

	Years Ended August 31,
	2023	2022	2021		2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$58.08	$67.58	$48.85		$53.08	$55.80

Net investment income(a)	0.87	0.88	1.75	(b)	0.91	1.22
Net realized and unrealized gain (loss) on investments	(5.42)	(8.44)	17.63		(4.03)	(2.70)

Total from investment operations	(4.55)	(7.56)	19.38		(3.12)	(1.48)

Distributions to shareholders from:
Net investment income	(0.74)	(1.94)	(0.65)		(1.11)	(1.24)

Net asset value at end of year	$52.79	$58.08	$67.58		$48.85	$53.08

Market price at end of year(c)	$52.78	$58.08	$67.44		$48.91	$53.01

Net Asset Value Total Return(d)	(7.87)%	(11.42)%	40.03%		(5.94)%	(2.58)%
Market Price Total Return(d)	(7.88)%	(11.23)%	39.57%		(5.70)%	(2.74)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$19,005	$22,653	$27,034		$21,985	$50,421
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%		0.29%	0.30	%(e)
Net investment income	1.57%	1.38%	2.98	%(b)	1.78%	2.27	%(e)
Portfolio turnover rate(f)	53%	40%	70%		64%	66%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period.Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.69 and 1.17%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Dorsey Wright SmallCap Momentum ETF (DWAS)*	“Dorsey Wright SmallCap Momentum ETF”

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)	“S&P SmallCap Consumer Discretionary ETF”
Invesco S&P SmallCap Consumer Staples ETF (PSCC)	“S&P SmallCap Consumer Staples ETF”

Invesco S&P SmallCap Energy ETF (PSCE)	“S&P SmallCap Energy ETF”
Invesco S&P SmallCap Financials ETF (PSCF)	“S&P SmallCap Financials ETF”

Invesco S&P SmallCap Health Care ETF (PSCH)	“S&P SmallCap Health Care ETF”
Invesco S&P SmallCap Industrials ETF (PSCI)	“S&P SmallCap Industrials ETF”

Invesco S&P SmallCap Information Technology ETF (PSCT)	“S&P SmallCap Information Technology ETF”
Invesco S&P SmallCap Materials ETF (PSCM)	“S&P SmallCap Materials ETF”

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)	“S&P SmallCap Utilities & Communication Services ETF”

*	Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco DWA Smallcap Momentum ETF to Invesco Dorsey Wright SmallCap Momentum ETF.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market LLC.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Dorsey Wright SmallCap Momentum ETF	Dorsey Wright® SmallCap Technical Leaders Index

S&P SmallCap Consumer Discretionary ETF	S&P SmallCap 600® Capped Consumer Discretionary Index
S&P SmallCap Consumer Staples ETF	S&P SmallCap 600® Capped Consumer Staples Index

S&P SmallCap Energy ETF	S&P SmallCap 600® Capped Energy Index
S&P SmallCap Financials ETF	S&P SmallCap 600® Capped Financials & Real Estate Index

S&P SmallCap Health Care ETF	S&P SmallCap 600® Capped Health Care Index
S&P SmallCap Industrials ETF	S&P SmallCap 600® Capped Industrials Index

S&P SmallCap Information Technology ETF	S&P SmallCap 600® Capped Information Technology Index
S&P SmallCap Materials ETF	S&P SmallCap 600® Capped Materials Index

S&P SmallCap Utilities & Communication Services ETF	S&P SmallCap 600® Capped Utilities & Communication Services Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices

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provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

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The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended August 31, 2023, each Fund had affiliated securities lending transactions with Invesco. Fees

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paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

Dorsey Wright SmallCap Momentum ETF	$130,619

S&P SmallCap Consumer Discretionary ETF	1,354

S&P SmallCap Consumer Staples ETF	2,909

S&P SmallCap Energy ETF	4,409

S&P SmallCap Financials ETF	1,540

S&P SmallCap Health Care ETF	7,796

S&P SmallCap Industrials ETF	1,542

S&P SmallCap Information Technology ETF	6,329

S&P SmallCap Materials ETF	361

S&P SmallCap Utilities & Communication Services ETF	604

J.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index.

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Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because S&P SmallCap Consumer Staples ETF, S&P SmallCap Energy ETF, S&P SmallCap Materials ETF and S&P SmallCap Utilities & Communication Services ETF are non-diversified, and to the extent Dorsey Wright SmallCap Momentum ETF becomes non-diversified, and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Dorsey Wright SmallCap Momentum ETF may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Small-Capitalization Company Risk. Investing in securities of small-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

Dorsey Wright SmallCap Momentum ETF	0.60%

S&P SmallCap Consumer Discretionary ETF	0.29%

S&P SmallCap Consumer Staples ETF	0.29%

S&P SmallCap Energy ETF	0.29%

S&P SmallCap Financials ETF	0.29%

S&P SmallCap Health Care ETF	0.29%

S&P SmallCap Industrials ETF	0.29%

S&P SmallCap Information Technology ETF	0.29%

S&P SmallCap Materials ETF	0.29%

S&P SmallCap Utilities & Communication Services ETF	0.29%

Through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2023, the Adviser waived fees for each Fund in the following amounts:

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Dorsey Wright SmallCap Momentum ETF	$235

S&P SmallCap Consumer Discretionary ETF	11

S&P SmallCap Consumer Staples ETF	20

S&P SmallCap Energy ETF	80

S&P SmallCap Financials ETF	13

S&P SmallCap Health Care ETF	149

S&P SmallCap Industrials ETF	45

S&P SmallCap Information Technology ETF	142

S&P SmallCap Materials ETF	7

S&P SmallCap Utilities & Communication Services ETF	8

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement on behalf of each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

Dorsey Wright SmallCap Momentum ETF	Dorsey, Wright & Associates, LLC

S&P SmallCap Consumer Discretionary ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Consumer Staples ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Energy ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Financials ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Health Care ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Industrials ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Information Technology ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Materials ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Utilities & Communication Services ETF	S&P Dow Jones Indices, LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2023, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Dorsey Wright SmallCap Momentum ETF	$246,958

S&P SmallCap Consumer Discretionary ETF	2,940

S&P SmallCap Consumer Staples ETF	1,622

S&P SmallCap Energy ETF	29,528

S&P SmallCap Financials ETF	4,710

S&P SmallCap Health Care ETF	27,429

S&P SmallCap Industrials ETF	5,476

S&P SmallCap Information Technology ETF	36,763

S&P SmallCap Materials ETF	778

S&P SmallCap Utilities & Communication Services ETF	2,993

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is

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made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

For the fiscal year ended August 31, 2023, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

Dorsey Wright SmallCap Momentum ETF	$-	$11,455,792	$1,381,920

S&P SmallCap Consumer Discretionary ETF	349,603	-	-
S&P SmallCap Consumer Staples ETF	1,779,561	-	-

S&P SmallCap Energy ETF	-	409,233	(74,149)
S&P SmallCap Financials ETF	192,006	-	-

S&P SmallCap Health Care ETF	8,549,812	-	-
S&P SmallCap Industrials ETF	499,812	-	-

S&P SmallCap Information Technology ETF	389,115	236,513	(40,832)

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Dorsey Wright SmallCap Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$715,869,586	$-	$-	$715,869,586

Money Market Funds	500,813	163,706,635	-	164,207,448

Total Investments	$716,370,399	$163,706,635	$-	$880,077,034

S&P SmallCap Consumer Discretionary ETF
Investments in Securities
Common Stocks & Other Equity Interests	$26,689,174	$-	$-	$26,689,174

Money Market Funds	16,834	8,087,440	-	8,104,274

Total Investments	$26,706,008	$8,087,440	$-	$34,793,448

S&P SmallCap Consumer Staples ETF
Investments in Securities
Common Stocks & Other Equity Interests	$88,635,896	$-	$-	$88,635,896

Money Market Funds	-	19,445,402	-	19,445,402

Total Investments	$88,635,896	$19,445,402	$-	$108,081,298

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	Level 1	Level 2	Level 3	Total

S&P SmallCap Energy ETF

Investments in Securities
Common Stocks & Other Equity Interests	$245,803,032	$-	$-	$245,803,032

Money Market Funds	-	66,171,222	-	66,171,222

Total Investments	$245,803,032	$66,171,222	$-	$311,974,254

S&P SmallCap Financials ETF

Investments in Securities
Common Stocks & Other Equity Interests	$22,180,879	$-	$-	$22,180,879

Money Market Funds	-	7,210,460	-	7,210,460

Total Investments	$22,180,879	$7,210,460	$-	$29,391,339

S&P SmallCap Health Care ETF

Investments in Securities
Common Stocks & Other Equity Interests	$256,238,778	$-	$0	$256,238,778

Money Market Funds	93,363	78,129,803	-	78,223,166

Total Investments	$256,332,141	$78,129,803	$0	$334,461,944

S&P SmallCap Industrials ETF

Investments in Securities
Common Stocks & Other Equity Interests	$133,826,076	$-	$-	$133,826,076

Money Market Funds	6,891	12,722,071	-	12,728,962

Total Investments	$133,832,967	$12,722,071	$-	$146,555,038

S&P SmallCap Information Technology ETF

Investments in Securities
Common Stocks & Other Equity Interests	$338,269,039	$-	$-	$338,269,039

Money Market Funds	12,479	79,904,570	-	79,917,049

Total Investments	$338,281,518	$79,904,570	$-	$418,186,088

S&P SmallCap Materials ETF

Investments in Securities
Common Stocks & Other Equity Interests	$18,438,683	$-	$-	$18,438,683

Money Market Funds	-	4,831,333	-	4,831,333

Total Investments	$18,438,683	$4,831,333	$-	$23,270,016

S&P SmallCap Utilities & Communication Services ETF

Investments in Securities
Common Stocks & Other Equity Interests	$18,971,012	$-	$-	$18,971,012

Money Market Funds	-	5,736,467	-	5,736,467

Total Investments	$18,971,012	$5,736,467	$-	$24,707,479

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022
	Ordinary	Ordinary
	Income*	Income*
Dorsey Wright SmallCap Momentum ETF	$4,016,319	$1,517,201

S&P SmallCap Consumer Discretionary ETF	355,217	447,217

S&P SmallCap Consumer Staples ETF	1,068,839	553,632

S&P SmallCap Energy ETF	3,855,664	1,206,030

S&P SmallCap Financials ETF	863,592	1,022,746

S&P SmallCap Health Care ETF	-	-

S&P SmallCap Industrials ETF	759,212	699,479

S&P SmallCap Information Technology ETF	-	-
S&P SmallCap Materials ETF	192,225	157,069

S&P SmallCap Utilities & Communication Services ETF	278,048	801,868

*	Includes short-term capital gain distributions, if any.

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Tax Components of Net Assets at Fiscal Year-end:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
Dorsey Wright SmallCap Momentum ETF	$8,348,374	$91,773,675	$(482,924,385)	$-	$1,099,385,191	$716,582,855

S&P SmallCap Consumer Discretionary ETF	56,122	(4,486,740)	(15,835,194)	-	46,986,601	26,720,789

S&P SmallCap Consumer Staples ETF	223,824	2,028,195	(11,161,277)	-	97,592,094	88,682,836

S&P SmallCap Energy ETF	923,743	19,350,983	(63,646,762)	-	290,030,762	246,658,726

S&P SmallCap Financials ETF	66,579	(5,029,612)	(8,422,436)	-	35,578,864	22,193,395

S&P SmallCap Health Care ETF	-	(47,472,736)	(145,355,343)	(129,600)	449,194,362	256,236,683

S&P SmallCap Industrials ETF	192,906	4,582,967	(2,542,243)	-	131,689,166	133,922,796

S&P SmallCap Information Technology ETF	51,501	57,968,326	(30,162,944)	-	310,439,256	338,296,139

S&P SmallCap Materials ETF	23,286	(857,902)	(3,881,095)	-	23,214,809	18,499,098

S&P SmallCap Utilities & Communication Services ETF	114,677	(2,215,716)	(10,509,562)	-	31,616,013	19,005,412

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*
Dorsey Wright SmallCap Momentum ETF	$482,924,385	$-	$482,924,385

S&P SmallCap Consumer Discretionary ETF	2,098,332	13,736,862	15,835,194

S&P SmallCap Consumer Staples ETF	4,288,810	6,872,467	11,161,277

S&P SmallCap Energy ETF	8,842,146	54,804,616	63,646,762

S&P SmallCap Financials ETF	743,151	7,679,285	8,422,436

S&P SmallCap Health Care ETF	27,496,683	117,858,660	145,355,343

S&P SmallCap Industrials ETF	-	2,542,243	2,542,243

S&P SmallCap Information Technology ETF	4,222,096	25,940,848	30,162,944

S&P SmallCap Materials ETF	3,126	3,877,969	3,881,095

S&P SmallCap Utilities & Communication Services ETF	2,903,518	7,606,044	10,509,562

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Dorsey Wright SmallCap Momentum ETF	$916,755,617	$916,479,659

S&P SmallCap Consumer Discretionary ETF	4,995,566	4,859,581

S&P SmallCap Consumer Staples ETF	7,260,987	7,135,950

S&P SmallCap Energy ETF	78,300,251	77,066,970

S&P SmallCap Financials ETF	8,836,891	8,596,140

S&P SmallCap Health Care ETF	90,473,744	89,219,752

S&P SmallCap Industrials ETF	19,074,893	18,614,709

S&P SmallCap Information Technology ETF	67,112,917	66,369,524

S&P SmallCap Materials ETF	3,594,315	3,665,705

S&P SmallCap Utilities & Communication Services ETF	11,069,336	10,948,848

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For the fiscal year ended August 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales
Dorsey Wright SmallCap Momentum ETF	$360,844,974	$77,259,074

S&P SmallCap Consumer Discretionary ETF	6,348,417	7,791,292

S&P SmallCap Consumer Staples ETF	37,444,229	16,152,172

S&P SmallCap Energy ETF	135,570,371	56,072,318

S&P SmallCap Financials ETF	-	11,861,018

S&P SmallCap Health Care ETF	30,551,424	74,692,493

S&P SmallCap Industrials ETF	62,446,287	15,081,670

S&P SmallCap Information Technology ETF	21,779,363	111,559,449

S&P SmallCap Materials ETF	9,316,891	11,010,721

S&P SmallCap Utilities & Communication Services ETF	2,295,835	4,057,562

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of August 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
Dorsey Wright SmallCap Momentum ETF	$127,944,962	$(36,171,287)	$91,773,675	$788,303,359

S&P SmallCap Consumer Discretionary ETF	2,448,793	(6,935,533)	(4,486,740)	39,280,188

S&P SmallCap Consumer Staples ETF	12,432,812	(10,404,617)	2,028,195	106,053,103

S&P SmallCap Energy ETF	32,159,465	(12,808,482)	19,350,983	292,623,271

S&P SmallCap Financials ETF	1,858,595	(6,888,207)	(5,029,612)	34,420,951

S&P SmallCap Health Care ETF	43,561,968	(91,034,704)	(47,472,736)	381,934,680

S&P SmallCap Industrials ETF	16,380,132	(11,797,165)	4,582,967	141,972,071

S&P SmallCap Information Technology ETF	98,445,127	(40,476,801)	57,968,326	360,217,762

S&P SmallCap Materials ETF	2,082,314	(2,940,216)	(857,902)	24,127,918

S&P SmallCap Utilities & Communication Services ETF	1,218,220	(3,433,936)	(2,215,716)	26,923,195

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, real estate investment trust distributions and net operating loss, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dorsey Wright SmallCap Momentum ETF	$ 307,761	$(11,237,594)	$10,929,833

S&P SmallCap Consumer Discretionary ETF	-	1,004,460	(1,004,460)

S&P SmallCap Consumer Staples ETF	-	(1,602,619)	1,602,619

S&P SmallCap Energy ETF	-	(6,462,043)	6,462,043

S&P SmallCap Financials ETF	-	467,311	(467,311)

S&P SmallCap Health Care ETF	438,405	(14,448,030)	14,009,625

S&P SmallCap Industrials ETF	-	(1,332,004)	1,332,004

S&P SmallCap Information Technology ETF	-	(25,109,611)	25,109,611

S&P SmallCap Materials ETF	-	(1,133,231)	1,133,231

S&P SmallCap Utilities & Communication Services ETF	-	(62,922)	62,922

NOTE 9–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral

73

Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Stock Split

On June 22, 2023, the Board of Trustees approved a three-for-one stock split for each of S&P SmallCap Consumer Staples ETF, S&P SmallCap Health Care ETF and S&P SmallCap Information Technology ETF. The effect of the stock splits was to increase the number of shares outstanding of those Funds, whereby every outstanding share of the respective Funds was exchanged for three shares effective at the market open on July 17, 2023. The transaction did not change the net assets of the Funds or the net asset value of any shareholder’s investment in the Funds.

On June 22, 2023, the Board of Trustees approved a one-for-five reverse stock split for S&P SmallCap Energy ETF. The effect of the reverse stock split was to decrease the number of shares outstanding of that Fund, whereby every five outstanding shares of the Fund were exchanged for one share effective at the market open on July 17, 2023. The transaction did not change the net assets of the Fund or the net asset value of any shareholder’s investment in the Fund.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Dorsey Wright SmallCap Momentum ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF and Invesco S&P SmallCap Utilities & Communication Services ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Dorsey Wright SmallCap Momentum ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF and Invesco S&P SmallCap Utilities & Communication Services ETF (ten of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Dorsey Wright SmallCap Momentum ETF (DWAS)
Actual	$1,000.00	$1,045.80	0.60%	$3.09
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06
Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)
Actual	1,000.00	1,012.30	0.29	1.47
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Consumer Staples ETF (PSCC)
Actual	1,000.00	1,030.80	0.29	1.48
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Energy ETF (PSCE)
Actual	1,000.00	1,110.60	0.29	1.54
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Financials ETF (PSCF)
Actual	1,000.00	895.70	0.29	1.39
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

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Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P SmallCap Health Care ETF (PSCH)
Actual	$1,000.00	$913.10	0.29%	$1.40
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Industrials ETF (PSCI)
Actual	1,000.00	1,056.30	0.29	1.50
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Information Technology ETF (PSCT)
Actual	1,000.00	1,102.20	0.29	1.54
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Materials ETF (PSCM)
Actual	1,000.00	974.80	0.29	1.44
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)
Actual	1,000.00	921.90	0.29	1.40
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*
Invesco Dorsey Wright SmallCap Momentum ETF	0%	51%	51%	0%	0%

Invesco S&P SmallCap Consumer Discretionary ETF	0%	100%	100%	0%	0%

Invesco S&P SmallCap Consumer Staples ETF	0%	99%	99%	0%	0%

Invesco S&P SmallCap Energy ETF	0%	95%	95%	0%	0%

Invesco S&P SmallCap Financials ETF	41%	56%	55%	0%	0%

Invesco S&P SmallCap Health Care ETF	0%	0%	0%	0%	0%

Invesco S&P SmallCap Industrials ETF	0%	100%	100%	0%	0%

Invesco S&P SmallCap Information Technology ETF	0%	0%	0%	0%	0%

Invesco S&P SmallCap Materials ETF	0%	100%	100%	0%	0%

Invesco S&P SmallCap Utilities & Communication Services ETF	0%	100%	100%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

78

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	211	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	211	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

79

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	211	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

80

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	211	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

81

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	211	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	211	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

82

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	211	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

83

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	211	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	211	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

84

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years

Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Manager, Invesco Investment Advisers, LLC (2023-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	211	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

85

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

86

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007- 2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

87

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

88

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF	Invesco PureBetaSM MSCI USA Small Cap ETF
Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	Invesco PureBetaSM US Aggregate Bond ETF
Invesco Alerian Galaxy Crypto Economy ETF	Invesco Russell 1000 Equal Weight ETF
Invesco California AMT-Free Municipal Bond ETF	Invesco S&P 500® Enhanced Value ETF
Invesco CEF Income Composite ETF	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF
Invesco China Technology ETF	Invesco S&P 500® High Beta ETF
Invesco DWA Developed Markets Momentum ETF	Invesco S&P 500® High Dividend Low Volatility ETF
Invesco DWA Emerging Markets Momentum ETF	Invesco S&P 500® Low Volatility ETF
Invesco DWA SmallCap Momentum ETF	Invesco S&P 500 Minimum Variance ETF
Invesco Emerging Markets Sovereign Debt ETF	Invesco S&P 500® Momentum ETF
Invesco ESG NASDAQ 100 ETF	Invesco S&P 500 QVM Multi-factor ETF
Invesco ESG NASDAQ Next Gen 100 ETF	Invesco S&P 500 Revenue ETF
Invesco ESG S&P 500 Equal Weight ETF	Invesco S&P Emerging Markets Low Volatility ETF
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Invesco S&P Emerging Markets Momentum ETF
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	Invesco S&P International Developed Low Volatility ETF
Invesco FTSE RAFI Emerging Markets ETF	Invesco S&P International Developed Momentum ETF
Invesco Fundamental High Yield® Corporate Bond ETF	Invesco S&P International Developed Quality ETF
Invesco Fundamental Investment Grade Corporate Bond ETF	Invesco S&P MidCap 400 QVM Multi-factor ETF
Invesco Global Clean Energy ETF	Invesco S&P MidCap 400 Revenue ETF
Invesco Global Short Term High Yield Bond ETF	Invesco S&P MidCap Low Volatility ETF
Invesco Global Water ETF	Invesco S&P SmallCap 600 QVM Multi-factor ETF
Invesco International BuyBack Achievers™ ETF	Invesco S&P SmallCap 600 Revenue ETF
Invesco International Corporate Bond ETF	Invesco S&P SmallCap Consumer Discretionary ETF
Invesco KBW Bank ETF	Invesco S&P SmallCap Consumer Staples ETF
Invesco KBW High Dividend Yield Financial ETF	Invesco S&P SmallCap Energy ETF
Invesco KBW Premium Yield Equity REIT ETF	Invesco S&P SmallCap Financials ETF
Invesco KBW Property & Casualty Insurance ETF	Invesco S&P SmallCap Health Care ETF
Invesco KBW Regional Banking ETF	Invesco S&P SmallCap High Dividend Low Volatility ETF
Invesco MSCI Green Building ETF	Invesco S&P SmallCap Industrials ETF
Invesco NASDAQ 100 ETF	Invesco S&P SmallCap Information Technology ETF
Invesco Nasdaq Biotechnology ETF	Invesco S&P SmallCap Low Volatility ETF
Invesco NASDAQ Next Gen 100 ETF	Invesco S&P SmallCap Materials ETF
Invesco National AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Quality ETF
Invesco New York AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Utilities & Communication Services ETF
Invesco PHLX Semiconductor ETF	Invesco S&P Ultra Dividend Revenue ETF
Invesco Preferred ETF	Invesco Senior Loan ETF
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Invesco Taxable Municipal Bond ETF
Invesco PureBetaSM FTSE Developed ex-North America ETF	Invesco Treasury Collateral ETF
Invesco PureBetaSM FTSE Emerging Markets ETF	Invesco Variable Rate Preferred ETF
Invesco PureBetaSM MSCI USA ETF	Invesco VRDO Tax-Free ETF

Also at the April 18, 2023 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

89

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year and since-inception periods for Invesco VRDO Tax-Free ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s correlation to its underlying index. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser compensates the Sub-Advisers (as applicable) from its unitary advisory fee and pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●	0.04% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA ETF;

●	0.05% of the Fund’s average daily net assets for Invesco PureBetaSM US Aggregate Bond ETF;

●	0.06% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA Small Cap ETF;

●	0.07% of the Fund’s average daily net assets for Invesco PureBetaSM 0-5 Yr US TIPS ETF and Invesco PureBetaSM FTSE Developed ex-North America ETF;

●	0.08% of the Fund’s average daily net assets for Invesco Treasury Collateral ETF;

90

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

●	0.10% of the Fund’s average daily net assets for Invesco S&P 500 Minimum Variance ETF;

●	0.11% of the Fund’s average daily net assets for Invesco S&P 500 QVM Multi-factor ETF;

●	0.13% of the Fund’s average daily net assets for Invesco S&P 500 Enhanced Value ETF and Invesco S&P 500 Momentum ETF;

●	0.14% of the Fund’s average daily net assets for Invesco PureBetaSM FTSE Emerging Markets ETF;

●	0.15% of the Fund’s average daily net assets for Invesco NASDAQ 100 ETF, Invesco NASDAQ Next Gen 100 ETF, Invesco S&P MidCap 400 QVM Multi-factor ETF and Invesco S&P SmallCap 600 QVM Multi-factor ETF;

●	0.19% of the Fund’s average daily net assets for Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF;

●	0.20% of the Fund’s average daily net assets for Invesco ESG NASDAQ 100 ETF, Invesco ESG NASDAQ Next Gen 100 ETF, Invesco ESG S&P 500 Equal Weight ETF and Invesco Russell 1000 Equal Weight ETF;

●	0.22% of the Fund’s average daily net assets for Invesco Fundamental Investment Grade Corporate Bond ETF;

●

0.25% of the Fund’s average daily net assets for Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco VRDO Tax-Free ETF;

●

0.28% of the Fund’s average daily net assets for Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco Taxable Municipal Bond ETF;

●

0.29% of the Fund’s average daily net assets for Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF and Invesco S&P SmallCap Utilities & Communication Services ETF;

●	0.30% of the Fund’s average daily net assets for Invesco S&P 500® High Dividend Low Volatility ETF and Invesco S&P SmallCap High Dividend Low Volatility ETF;

●

0.35% of the Fund’s average daily net assets for Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF;

●

0.39% of the Fund’s average daily net assets for Invesco MSCI Green Building ETF, Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF;

●	0.45% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. ETF;

●	0.49% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and Invesco FTSE RAFI Emerging Markets ETF;

●

0.50% of the Fund’s daily net assets for Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF and Invesco Variable Rate Preferred ETF;

●	0.55% of the Fund’s daily net assets for Invesco International BuyBack AchieversTM ETF;

●	0.60% of the Fund’s daily net assets for Invesco DWA SmallCap Momentum ETF, Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF and Invesco Alerian Galaxy Crypto Economy ETF;

●	0.65% of the Fund’s daily net assets for Invesco Senior Loan ETF;

●	0.70% of the Fund’s daily net assets for Invesco China Technology ETF;

●	0.75% of the Fund’s daily net assets for Invesco Global Clean Energy ETF and Invesco Global Water ETF;

●	0.80% of the Fund’s daily net assets for Invesco DWA Developed Markets Momentum ETF; and

●	0.90% of the Fund’s daily net assets for Invesco DWA Emerging Markets Momentum ETF.

91

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco 1-30 Laddered Treasury ETF			X

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	X	N/A	X

Invesco Alerian Galaxy Crypto Economy ETF	X	N/A	X

Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X

Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X

Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X

Invesco Emerging Markets Sovereign Debt ETF			X

Invesco ESG NASDAQ 100 ETF			X

Invesco ESG NASDAQ Next Gen 100 ETF	X		X

Invesco ESG S&P 500 Equal Weight ETF	X		X

Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF			X

Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		N/A	X

Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		X	X

Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		X	X

Invesco International BuyBack AchieversTM ETF	X	N/A	X

Invesco International Corporate Bond ETF			X

Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X

Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X

Invesco KBW Regional Banking ETF	X		X

Invesco MSCI Green Building ETF			X

Invesco NASDAQ 100 ETF	X	X	X

Invesco Nasdaq Biotechnology ETF	X		X

Invesco NASDAQ Next Gen 100 ETF	X		X

Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X

Invesco PHLX Semiconductor ETF	X	X	X

Invesco Preferred ETF		N/A	X

Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X

Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X

Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X

92

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco PureBetaSM MSCI USA ETF	X	X	X

Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X

Invesco PureBetaSM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Equal Weight ETF	X		X

Invesco S&P 500 Enhanced Value ETF	X	X	X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X		X

Invesco S&P 500® High Beta ETF	X	X	X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X

Invesco S&P 500 Momentum ETF	X		X

Invesco S&P 500 QVM Multi-factor ETF	X	X	X

Invesco S&P 500 Revenue ETF			X

Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X

Invesco S&P International Developed Low Volatility ETF	X	X	X

Invesco S&P International Developed Momentum ETF	X		X

Invesco S&P International Developed Quality ETF	X		X

Invesco S&P MidCap 400 QVM Multi-factor ETF	X	X	X

Invesco S&P MidCap 400 Revenue ETF			X

Invesco S&P MidCap Low Volatility ETF	X		X

Invesco S&P SmallCap 600 QVM Multi-factor ETF	X	X	X

Invesco S&P SmallCap 600 Revenue ETF			X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X

Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X

Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X

Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X

Invesco S&P SmallCap Information Technology ETF	X		X

Invesco S&P SmallCap Low Volatility ETF	X		X

Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X		X

Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X

Invesco Senior Loan ETF		N/A	X

Invesco Taxable Municipal Bond ETF		N/A	X

Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X

Invesco VRDO Tax-Free ETF		N/A	X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Senior Loan ETF’s, Invesco MSCI Green Building ETF’s, Invesco California AMT-Free Municipal Bond ETF’s, Invesco International Corporate Bond ETF’s, Invesco National AMT-Free Municipal Bond ETF’s, Invesco New York AMT-Free Municipal Bond

93

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

ETF’s, Invesco Taxable Municipal Bond ETF’s and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis. For Invesco PureBetaSM FTSE Developed ex-North America ETF, Invesco PureBetaSM FTSE Emerging Markets ETF, Invesco PureBetaSM MSCI USA Small Cap ETF and Invesco PureBetaSM US Aggregate Bond ETF, the Board noted that it had previously approved the liquidation and termination of each Fund effective on or about June 30, 2023 and considered that the continuation of the Investment Advisory Agreement for such Funds would facilitate the orderly liquidation of the Funds.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 18,

94

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

2023. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided or to be provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Trustees reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, and the experience and skills of the investment personnel responsible for the day-to-day management of the Funds.

Based on its review, the Board concluded that the nature, extent and quality of services provided or to be provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fee charged by the Sub-Advisers under the Sub-Advisory Agreement is consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Trustees considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 24 and April 18, 2023 Board meetings, and Invesco Advisers, Inc., in connection with the April 18, 2023 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Board considered whether the sub-advisory fee rate for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF was reasonable in relation to the asset size of the Funds and concluded that the flat sub-advisory fee rate was reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from affiliated money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Fund’s excess cash invested in the affiliated money market funds. The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as securities lending agent for the Invesco ETFs. The Trustees noted that the Sub-Advisers had not identified any further benefits that they received from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

95

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-SCS-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders
August 31, 2023
IBBQ	Invesco Nasdaq Biotechnology ETF

SOXQ	Invesco PHLX Semiconductor ETF

TAN	Invesco Solar ETF

2

The Market Environment

Domestic Equity

At the start of the fiscal year, volatility in the equity markets increased. US equity markets rose in August 2022 until the US Federal Reserve (the Fed) chairman Jerome Powell gave hawkish comments at an economic policy symposium held in Jackson Hole, sparking a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.1 After a continued decline in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February of 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. The Consumer Price Index (CPI) rose 4% as of May 31, 2023, the smallest 12-month increase in nearly two years.2 The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick at the end of May. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but investors got a long-awaited “pause” in rate hikes as the Fed left rates unchanged at its June meeting, sending equity markets higher. However, the Fed raised rates another 0.25% in July, bringing the rate to its highest level since June 2006.1 After two months of gains, equity markets declined in August as a resilient economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in June 2022, the highest level since 1981, the CPI rose by 0.2% in July and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 At its annual Jackson Hole symposium in August 2023, Fed chair Jerome Powell remarked that while progress has been made, inflation is still too high, and the Fed intends “to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.”

Despite higher rates and increased market volatility, US stocks for the fiscal year had strong returns of 15.94%, as measured by the S&P 500 Index.3

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Lipper Inc.

Global Equity

Global equity markets declined at the beginning of the fiscal year weighed down by rising inflation, central bank tightening and a slowing global economy. To tame inflation, several central banks, including the US Federal Reserve, the European Central Bank and the Bank of England, continued to raise interest rates. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities. China faced headwinds, which included the country’s zero-COVID-19 policy and a growing property market crisis.

Global equity markets posted gains for the fourth quarter of 2022, after better inflation data sparked a rally in October and November. However, investor sentiment worsened in December after central banks signaled continued interest rate hikes into 2023 as inflation remained above target levels. International stocks outperformed US stocks, led by results in the UK and the rest of Europe. Emerging market equities also posted gains for the fourth quarter, driven by China, which eased its zero-COVID-19 policy and started to reopen.

For the first half of 2023, global equity markets continued to deliver gains amid continued interest rate increases, volatility and a banking crisis. The largest shock came in March 2023 as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS takeover of Credit Suisse, led to a selloff in US and European financial stocks. Optimism about AI (Artificial Intelligence) boosted technology stocks during the second quarter of 2023. Emerging market equities also posted gains for the first half of 2023 but within the region, China’s equities declined due to weaker-than-expected economic data, real estate developer debt issues and geopolitical concerns.

3

The Market Environment–(continued)

Market volatility increased in August 2023, with both developed market equities and emerging market equities declining. For the overall fiscal year ended August 31, 2023, developed market equities posted a positive return, outperforming emerging market equities, which ended the period slightly positive.

4

IBBQ	Management’s Discussion of Fund Performance
Invesco Nasdaq Biotechnology ETF (IBBQ)

As an index fund, the Invesco Nasdaq Biotechnology ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq Biotechnology Index® (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles the Index, which is a modified market capitalization weighted index that is designed to measure the performance of securities listed on the Nasdaq Stock Market that are classified as either biotechnology or pharmaceutical companies. Eligible securities must (1) be classified under the biotechnology subsector or pharmaceuticals subsector of the Industry Classification Benchmark, (2) have a minimum market capitalization of $200 million at the time of the Index’s annual rebalancing, and (3) have a minimum average daily trading volume of 100,000 shares. The Index may include securities of large-, mid- and small-capitalization companies. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 7.24%. On a net asset value (“NAV”) basis, the Fund returned 7.30%. During the same time period, the Index returned 7.42%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, which were partially offset by proceeds from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Biotechnology Index (the “Benchmark Index”) returned 14.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 31 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the biotech industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the pharmaceuticals and life sciences tools and services sub- industries and most underweight in the biotechnology sub-industry during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the biotechnology sub-industry.

For the fiscal year ended August 31, 2023, the biotechnology sub-industry contributed most significantly to the Fund’s return. The health care equipment sub-industry detracted most significantly from the Fund’s return during the period, followed by the life sciences tools & services and health care services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Regeneron Pharmaceuticals, Inc., a biotechnology company (portfolio average weight of 7.64%) and Gilead Sciences, Inc., a biotechnology company (portfolio average weight of 8.20%). Positions that detracted most significantly from the Fund’s return during the period included NovoCure Ltd., a health care equipment company (portfolio average weight of 0.67%) and Moderna, Inc., a biotechnology company (portfolio average weight of 5.33%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Biotechnology	81.83
Pharmaceuticals	12.93
Life Sciences Tools & Services	4.42
Industry Types Each Less Than 3%	0.80
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Amgen, Inc.	9.36
Vertex Pharmaceuticals, Inc.	8.47
Regeneron Pharmaceuticals, Inc.	8.42
Gilead Sciences, Inc.	8.01
Moderna, Inc.	4.07
AstraZeneca PLC, ADR	3.74
Seagen, Inc.	3.65
Biogen, Inc.	3.64
Illumina, Inc.	2.47
Horizon Therapeutics PLC	2.44
Total	54.27

*	Excluding money market fund holdings.

5

Invesco Nasdaq Biotechnology ETF (IBBQ) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq Biotechnology Index®	7.42%	(8.42)%	(17.73)%
S&P Composite 1500® Biotechnolgy Index	14.53	4.08	9.29
Fund
NAV Return	7.30	(8.51)	(17.91)
Market Price Return	7.24	(8.49)	(17.87)

Fund Inception: June 11, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.19% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Fund’s NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

6

SOXQ	Management’s Discussion of Fund Performance
Invesco PHLX Semiconductor ETF (SOXQ)

As an index fund, the Invesco PHLX Semiconductor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the PHLX Semiconductor Sector Index® (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles the Index, which is a modified market-capitalization weighted index designed to measure the performance of the 30 largest companies listed in the United States that are engaged in the semiconductor business, as determined by the Index Provider. Semiconductors include products such as memory chips, microprocessors, integrated circuits and related equipment that serve a wide variety of purposes in various types of electronics, including in personal household products, automobiles and computers, among others. The Index includes companies engaged in the design, distribution, manufacture and sale of semiconductors.

Eligible securities must: (1) be classified under the semiconductors subsector or production technology equipment subsector of the Industry Classification Benchmark, (2) have a market capitalization of at least $100 million, (3) have traded at least 1.5 million shares in each of the prior six calendar months, and (4) be listed on the Nasdaq Stock Market, the New York Stock Exchange (“NYSE”), NYSE American, or the CBOE Exchange. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 38.56%. On a net asset value (“NAV”) basis, the Fund returned 38.78%. During the same time period, the Index returned 39.00%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Semiconductor Index (the “Benchmark Index”) returned 77.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 51 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the semiconductor industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electronic equipment, instruments & components industry and most underweight in the semiconductors & semiconductor equipment industry during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the semiconductors & semiconductor equipment industry.

For the fiscal year ended August 31, 2023, the semiconductors & semiconductor equipment industry contributed most significantly to the Fund’s return. The life sciences tools & services industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included NVIDIA Corp., a semiconductors & semiconductor equipment company (portfolio average weight of 8.86%) and Broadcom, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 8.36%). Positions that detracted most significantly from the Fund’s return during the period included QUALCOMM, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 6.58%) and Wolfspeed, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 0.83%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Semiconductors & Semiconductor Equipment	98.62
Electronic Equipment, Instruments & Components	1.33
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
NVIDIA Corp.	9.79
Broadcom, Inc.	8.58
Intel Corp.	7.95
Texas Instruments, Inc.	7.26
Advanced Micro Devices, Inc.	6.71
NXP Semiconductors N.V.	4.31
Applied Materials, Inc.	4.30
Lam Research Corp.	4.27
KLA Corp.	4.25
Micron Technology, Inc.	3.85
Total	61.27

*	Excluding money market fund holdings.

7

Invesco PHLX Semiconductor ETF (SOXQ) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
PHLX Semiconductor Sector®	39.00%	7.67%	17.83%
S&P Composite 1500® Semiconductor Index	77.21	21.84	55.02
Fund
NAV Return	38.78	7.52	17.45
Market Price Return	38.56	7.57	17.58

Fund Inception: June 11, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.19% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Index’s return assumes that dividends and capital gain distributions have been reinvested in the Index. The Fund’s NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

8

TAN	Management’s Discussion of Fund Performance
Invesco Solar ETF (TAN)

As an index fund, the Invesco Solar ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MAC Global Solar Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MAC Indexing, LLC (the “Index Provider”), has contracted with S&P DJI Netherlands B.V. (a subsidiary of S&P Dow Jones Indices LLC or “S&P DJI”) to calculate and administer the Index, which is a rules-based index that seeks to track the performance of companies in global solar energy businesses. The universe of companies that are eligible for inclusion in the Index is determined by S&P DJI based on factors such as a company’s business description and its most recent reported revenue. The Index includes companies listed on exchanges in specified countries that derive at least one-third of their total revenues from business segments of the solar industry. S&P DJI identifies companies that place a degree of importance on solar business activities. Examples of solar business activities include, but are not limited to: solar power equipment producers, including ancillary or enabling products such as tracking systems, inverters, batteries, or other solar energy storage systems; suppliers of raw materials, components or services to solar producers or developers; companies that produce solar equipment fabrication systems; companies involved in solar power system installation, development, integration, maintenance, or finance; companies that produce hydrogen using solar energy; companies that provide solar-powered charging systems for electric vehicles or other electrical devices; companies selling systems that use solar thermal energy to produce heat or electricity; and companies that sell electricity derived from solar power. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned (30.91)%. On a net asset value (“NAV”) basis, the Fund returned (31.01)%. During the same time period, the Index returned (30.57)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, which were partially offset by proceeds from the securities lending program in which the Fund participates.

During this same time period, the MSCI World Growth Index (the “Benchmark Index”) returned 20.59%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 758 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equity markets in developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that targets solar energy businesses, whereas the Benchmark Index tracks a broad market universe.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors & semiconductor equipment industry and most underweight in the software industry during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection within the semiconductors & semiconductor equipment industry.

For the fiscal year ended August 31, 2023, there were no positive contributing industries to the Fund’s return. The semiconductors & semiconductor equipment industry detracted most significantly from the Fund’s return during the period, followed by the independent power and renewable electricity producers, and electrical equipment industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included First Solar, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 10.43%), and Array Technologies, Inc., an electrical equipment company (portfolio average weight of 3.38%). Positions that detracted most significantly from the Fund’s return during this period included Enphase Energy, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 9.43%), and SolarEdge Technologies, Inc., a semiconductors & semiconductor equipment (portfolio average weight of 8.97%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Semiconductors & Semiconductor Equipment	56.32
Independent Power and Renewable Electricity Producers	19.55
Electrical Equipment	16.38
Mortgage REITs	3.55
Industry Types Each Less Than 3%	4.10
Money Market Funds Plus Other Assets Less Liabilities	0.10

9

Invesco Solar ETF (TAN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
First Solar, Inc.	11.89
Enphase Energy, Inc.	8.75
SolarEdge Technologies, Inc.	6.95
Array Technologies, Inc.	5.38
Xinyi Solar Holdings Ltd.	5.20
GCL Technology Holdings Ltd.	5.19
Sunrun, Inc.	4.87
Shoals Technologies Group, Inc., Class A	4.74
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3.55
Daqo New Energy Corp., ADR	3.05
Total	59.57

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
MAC Global Solar Energy Index (Net)	(30.57)%	0.49%	1.47%	21.33%	162.97%	7.52%	106.46%	(8.77)%	(75.62)%
MSCI World Index (Net)	15.60	8.41	27.40	8.33	49.17	9.28	142.79	6.85	177.02
MSCI World Growth Index	20.59	6.02	19.16	10.75	66.59	11.63	200.55	8.59	255.01
Fund
NAV Return	(31.01)	0.86	2.60	21.82	168.31	9.24	142.04	(7.29)	(68.77)
Market Price Return	(30.91)	0.86	2.61	21.98	170.00	9.29	143.09	(7.28)	(68.72)

10

Invesco Solar ETF (TAN) (continued)

Guggenheim Solar ETF (the “Predecessor Fund”) Inception: April 15, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.69% includes the management fee of 0.50%, and 0.19% of other expenses. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

Effective December 16, 2022, the Fund changed its designated broad-based securities market benchmark index from the MSCI World Index to the Benchmark Index, as the Benchmark Index more closely reflects the performance of the types of securities in which the Fund invests.

11

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

12

Invesco Nasdaq Biotechnology ETF (IBBQ)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Biotechnology-81.83%
2seventy bio, Inc.(b)(c)	817	$4,240
4D Molecular Therapeutics, Inc.(b)(c)	686	11,168
89bio, Inc.(b)(c)	1,189	20,379
Abcam PLC, ADR (United Kingdom)(b)	3,689	83,445
Absci Corp.(b)(c)	1,507	2,698
Acadia Pharmaceuticals, Inc.(b)(c)	2,664	71,981
Acumen Pharmaceuticals, Inc.(b)	935	5,629
Adaptimmune Therapeutics PLC, ADR(b)	2,373	1,851
Adicet Bio, Inc.(b)	701	1,402
ADMA Biologics, Inc.(b)	3,646	14,037
Affimed N.V. (Germany)(b)	2,437	1,326
Agios Pharmaceuticals, Inc.(b)	910	24,961
Akero Therapeutics, Inc.(b)(c)	906	44,965
Alaunos Therapeutics, Inc.(b)	3,922	553
Alector, Inc.(b)	1,375	7,494
Alkermes PLC(b)	2,722	79,455
Allakos, Inc.(b)	1,419	4,087
Allogene Therapeutics, Inc.(b)(c)	2,740	10,659
Allovir, Inc.(b)	1,874	5,866
Alnylam Pharmaceuticals, Inc.(b)(c)	2,040	403,553
Alpine Immune Sciences, Inc.(b)	781	9,645
Altimmune, Inc.(b)(c)	783	1,981
ALX Oncology Holdings, Inc.(b)	665	2,833
Amarin Corp. PLC, ADR (Ireland)(b)(c)	6,307	6,622
Amgen, Inc.	6,331	1,622,889
Amicus Therapeutics, Inc.(b)	4,658	59,716
AnaptysBio, Inc.(b)	431	8,482
Anavex Life Sciences Corp.(b)(c)	1,323	10,452
Annexon, Inc.(b)	868	2,387
Apellis Pharmaceuticals, Inc.(b)(c)	1,907	80,494
Arbutus Biopharma Corp.(b)	2,695	5,471
Arcellx, Inc.(b)	786	28,170
Arcturus Therapeutics Holdings, Inc.(b)(c)	434	13,172
Arcutis Biotherapeutics, Inc.(b)(c)	1,016	8,677
Ardelyx, Inc.(b)	3,518	14,987
Argenx SE, ADR (Netherlands)(b)	489	245,718
Arrowhead Pharmaceuticals, Inc.(b)(c)	1,749	48,342
ARS Pharmaceuticals, Inc.(b)(c)	1,562	11,075
Ascendis Pharma A/S, ADR (Denmark)(b)	934	91,551
Atara Biotherapeutics, Inc.(b)	1,614	2,356
Aurinia Pharmaceuticals, Inc. (Canada)(b)	2,345	21,269
Avidity Biosciences, Inc.(b)(c)	1,154	8,724
Beam Therapeutics, Inc.(b)(c)	1,246	28,882
BeiGene Ltd., ADR (China)(b)(c)	677	140,511
Bicycle Therapeutics PLC, ADR (United Kingdom)(b)	426	9,261
BioAtla, Inc.(b)	753	1,890
BioCryst Pharmaceuticals, Inc.(b)(c)	3,098	22,027
Biogen, Inc.(b)	2,357	630,168
BioMarin Pharmaceutical, Inc.(b)	3,075	280,993
Biomea Fusion, Inc.(b)	582	9,818
BioNTech SE, ADR (Germany)(b)	1,531	185,144
Bluebird Bio, Inc.(b)(c)	1,744	6,575
Blueprint Medicines Corp.(b)(c)	991	49,411
Bridgebio Pharma, Inc.(b)(c)	2,632	78,723
C4 Therapeutics, Inc.(b)	815	2,363
Caribou Biosciences, Inc.(b)	1,315	7,745

	Shares	Value
Biotechnology-(continued)
Centessa Pharmaceuticals PLC, ADR(b)(c)	859	$6,477
Century Therapeutics, Inc.(b)	983	2,438
Cogent Biosciences, Inc.(b)(c)	1,394	17,021
Coherus Biosciences, Inc.(b)(c)	1,550	8,261
Compass Pathways PLC, ADR (United Kingdom)(b)(c)	386	3,493
Crinetics Pharmaceuticals, Inc.(b)(c)	883	15,294
CRISPR Therapeutics AG (Switzerland)(b)(c)	1,293	64,663
Cullinan Oncology, Inc.(b)(c)	640	6,624
CureVac N.V. (Germany)(b)	3,665	32,728
Cytokinetics, Inc.(b)(c)	1,566	54,716
Day One Biopharmaceuticals, Inc.(b)	1,426	19,237
Deciphera Pharmaceuticals, Inc.(b)	1,290	18,112
Denali Therapeutics, Inc.(b)(c)	2,241	51,745
Design Therapeutics, Inc.(b)	912	2,262
Dyne Therapeutics, Inc.(b)	957	10,910
Eagle Pharmaceuticals, Inc.(b)(c)	211	3,576
Editas Medicine, Inc.(b)(c)	1,334	11,886
Eiger BioPharmaceuticals, Inc.(b)	698	603
Enanta Pharmaceuticals, Inc.(b)(c)	341	5,064
EQRx, Inc.(b)(c)	7,972	18,256
Erasca, Inc.(b)	2,446	6,335
Evelo Biosciences, Inc.(b)	310	2,049
Exelixis, Inc.(b)(c)	5,332	119,383
Exscientia PLC, ADR (United Kingdom)(b)(c)	716	4,310
Fate Therapeutics, Inc.(b)(c)	1,602	4,021
FibroGen, Inc.(b)(c)	1,580	1,517
Foghorn Therapeutics, Inc.(b)	683	5,170
G1 Therapeutics, Inc.(b)(c)	825	1,378
Galapagos N.V., ADR (Belgium)(b)	289	10,950
Generation Bio Co.(b)(c)	1,079	5,158
Genmab A/S, ADR (Denmark)(b)	720	27,569
Geron Corp.(b)	8,341	20,269
Gilead Sciences, Inc.	18,154	1,388,418
Gossamer Bio., Inc.(b)	1,543	1,605
Gracell Biotechnologies, Inc., ADR (China)(b)	1,094	3,588
Graphite Bio, Inc.(b)	950	2,109
Grifols S.A., ADR (Spain)(b)(c)	1,896	17,955
Gritstone bio, Inc.(b)	1,444	2,628
Halozyme Therapeutics, Inc.(b)(c)	2,156	91,759
HilleVax, Inc.(b)	639	8,524
Horizon Therapeutics PLC(b)(c)	3,745	422,211
Humacyte, Inc.(b)(c)	1,683	6,446
Ideaya Biosciences, Inc.(b)(c)	937	27,510
IGM Biosciences, Inc.(b)(c)	546	3,904
I-Mab, ADR (China)(b)	1,114	2,117
Immuneering Corp., Class A(b)(c)	481	4,334
ImmunityBio, Inc.(b)(c)	7,131	11,481
Immunocore Holdings PLC, ADR (United Kingdom)(b)(c)	514	28,923
ImmunoGen, Inc.(b)	4,192	66,401
Immunovant, Inc.(b)(c)	2,136	48,509
Incyte Corp.(b)	3,653	235,728
Inhibrx, Inc.(b)	715	15,301
Inovio Pharmaceuticals, Inc.(b)(c)	4,338	1,952
Insmed, Inc.(b)(c)	2,234	48,902
Instil Bio, Inc.(b)	2,118	955
Intellia Therapeutics, Inc.(b)(c)	1,443	54,084

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco Nasdaq Biotechnology ETF (IBBQ)–(continued)

August 31, 2023

	Shares	Value
Biotechnology-(continued)
Intercept Pharmaceuticals, Inc.(b)(c)	676	$7,321
Invivyd, Inc.(b)	1,779	3,309
Ionis Pharmaceuticals, Inc.(b)(c)	2,344	94,393
Iovance Biotherapeutics, Inc.(b)	4,062	24,534
Ironwood Pharmaceuticals, Inc.(b)(c)	2,539	22,343
iTeos Therapeutics, Inc.(b)	580	6,998
Karuna Therapeutics, Inc.(b)	614	115,285
Karyopharm Therapeutics, Inc.(b)(c)	1,850	2,368
Keros Therapeutics, Inc.(b)(c)	483	16,958
Kezar Life Sciences, Inc.(b)(c)	1,174	1,749
Kiniksa Pharmaceuticals Ltd., Class A(b)	571	9,838
Kinnate Biopharma, Inc.(b)	755	1,684
Kodiak Sciences, Inc.(b)	854	1,879
Krystal Biotech, Inc.(b)(c)	424	52,780
Kura Oncology, Inc.(b)	1,118	11,102
Kymera Therapeutics, Inc.(b)(c)	902	17,210
Legend Biotech Corp., ADR(b)(c)	1,062	73,660
Lexicon Pharmaceuticals, Inc.(b)(c)	3,980	6,846
Lyell Immunopharma, Inc.(b)(c)	4,127	9,864
MacroGenics, Inc.(b)(c)	1,003	4,674
Madrigal Pharmaceuticals, Inc.(b)(c)	299	53,820
MannKind Corp.(b)(c)	4,333	19,975
MeiraGTx Holdings PLC(b)	976	6,139
Mersana Therapeutics, Inc.(b)	1,856	2,060
Merus N.V. (Netherlands)(b)	952	21,296
Mirati Therapeutics, Inc.(b)(c)	1,124	41,813
Mirum Pharmaceuticals, Inc.(b)(c)	621	16,413
Moderna, Inc.(b)(c)	6,235	704,991
Monte Rosa Therapeutics, Inc.(b)	803	4,714
Morphic Holding, Inc.(b)(c)	751	41,365
Myriad Genetics, Inc.(b)(c)	1,333	23,794
Neurocrine Biosciences, Inc.(b)(c)	1,598	174,006
Nkarta, Inc.(b)	775	1,333
Novavax, Inc.(b)(c)	1,405	11,240
Nurix Therapeutics, Inc.(b)(c)	772	6,562
Nuvalent, Inc., Class A(b)(c)	841	38,324
Omega Therapeutics, Inc.(b)(c)	887	3,255
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(c)(d)	125	0
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(d)	125	0
PepGen, Inc.(b)	376	2,369
PMV Pharmaceuticals, Inc.(b)(c)	745	5,379
Poseida Therapeutics, Inc.(b)	1,401	2,928
Precigen, Inc.(b)	4,225	7,394
Prelude Therapeutics, Inc.(b)(c)	852	3,178
Protagonist Therapeutics, Inc.(b)	940	18,631
Prothena Corp. PLC (Ireland)(b)(c)	865	45,689
PTC Therapeutics, Inc.(b)	1,216	48,032
RAPT Therapeutics, Inc.(b)(c)	561	10,715
Recursion Pharmaceuticals, Inc., Class A(b)(c)	3,338	29,041
Regeneron Pharmaceuticals, Inc.(b)	1,765	1,458,755
REGENXBIO, Inc.(b)	712	12,602
Relay Therapeutics, Inc.(b)(c)	1,990	20,338
Repare Therapeutics, Inc. (Canada)(b)	687	6,705
Replimune Group, Inc.(b)(c)	945	19,297
REVOLUTION Medicines, Inc.(b)(c)	1,740	59,108
Rhythm Pharmaceuticals, Inc.(b)	929	24,163
Rocket Pharmaceuticals, Inc.(b)	1,318	20,627
Roivant Sciences Ltd.(b)	12,419	143,688

	Shares	Value
Biotechnology-(continued)
Sage Therapeutics, Inc.(b)(c)	977	$19,540
Sana Biotechnology, Inc.(b)(c)	3,139	16,794
Sangamo Therapeutics, Inc.(b)	2,748	2,664
Sarepta Therapeutics, Inc.(b)	1,527	184,782
Scholar Rock Holding Corp.(b)(c)	887	5,544
Seagen, Inc.(b)	3,072	633,047
Selecta Biosciences, Inc.(b)(c)	2,496	3,070
Seres Therapeutics, Inc.(b)(c)	2,099	7,242
SpringWorks Therapeutics, Inc.(b)(c)	1,025	28,884
Stoke Therapeutics, Inc.(b)(c)	720	4,046
Summit Therapeutics, Inc.(b)(c)	11,452	18,552
Sutro Biopharma, Inc.(b)	975	4,631
Syndax Pharmaceuticals, Inc.(b)	1,129	20,898
Tango Therapeutics, Inc.(b)(c)	1,459	9,469
Travere Therapeutics, Inc.(b)	1,227	17,522
Twist Bioscience Corp.(b)(c)	933	20,517
Ultragenyx Pharmaceutical, Inc.(b)(c)	1,157	42,566
uniQure N.V. (Netherlands)(b)	778	6,776
United Therapeutics Corp.(b)	768	172,308
UroGen Pharma Ltd.(b)	499	8,723
Vanda Pharmaceuticals, Inc.(b)(c)	947	4,915
Vaxcyte, Inc.(b)(c)	1,537	79,801
Veracyte, Inc.(b)(c)	1,187	31,337
Vertex Pharmaceuticals, Inc.(b)	4,214	1,467,905
Verve Therapeutics, Inc.(b)(c)	1,014	13,050
Vir Biotechnology, Inc.(b)	2,197	27,814
Xencor, Inc.(b)(c)	987	21,694
Xenon Pharmaceuticals, Inc. (Canada)(b)	1,043	40,656
Zai Lab Ltd., ADR (China)(b)(c)	1,018	25,928
Zentalis Pharmaceuticals, Inc.(b)(c)	1,156	30,703

		14,181,004

Health Care Equipment & Supplies-0.23%
Cue Health, Inc.(b)	2,438	1,317
Novocure Ltd.(b)(c)	1,738	38,340

		39,657

Health Care Providers & Services-0.57%
23andMe Holding Co., Class A(b)(c)	4,805	5,285
Castle Biosciences, Inc.(b)(c)	434	8,650
Guardant Health, Inc.(b)	1,919	74,995
PetIQ, Inc.(b)(c)	480	9,158

		98,088

Life Sciences Tools & Services-4.42%
AbCellera Biologics, Inc. (Canada)(b)(c)	4,731	25,784
Adaptive Biotechnologies Corp.(b)(c)	2,362	15,991
Codexis, Inc.(b)	1,075	1,870
Illumina, Inc.(b)(c)	2,589	427,755
Maravai LifeSciences Holdings, Inc., Class A(b)	2,160	22,334
MaxCyte, Inc.(b)	1,669	6,109
Medpace Holdings, Inc.(b)(c)	499	134,865
NanoString Technologies, Inc.(b)(c)	764	1,956
Nautilus Biotechnology, Inc.(b)(c)	2,039	6,586
Pacific Biosciences of California, Inc.(b)(c)	4,103	46,282
Quantum-Si, Inc.(b)(c)	1,963	4,593
Syneos Health, Inc.(b)	1,698	72,555

		766,680

Pharmaceuticals-12.93%
Aclaris Therapeutics, Inc.(b)(c)	1,168	8,737

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco Nasdaq Biotechnology ETF (IBBQ)–(continued)

August 31, 2023

	Shares	Value
Pharmaceuticals-(continued)
Amphastar Pharmaceuticals, Inc.(b)	789	$42,062
Amylyx Pharmaceuticals, Inc.(b)(c)	1,101	23,738
ANI Pharmaceuticals, Inc.(b)(c)	331	21,313
Arvinas, Inc.(b)(c)	877	24,740
AstraZeneca PLC, ADR (United Kingdom)	9,554	647,952
ATAI Life Sciences N.V. (Germany)(b)(c)	2,708	4,143
Atea Pharmaceuticals, Inc.(b)	1,361	4,573
Avadel Pharmaceuticals PLC, ADR(b)(c)	1,050	14,185
Axsome Therapeutics, Inc.(b)(c)	714	57,691
Cara Therapeutics, Inc.(b)	883	2,269
Collegium Pharmaceutical, Inc.(b)	569	13,326
Cymabay Therapeutics, Inc.(b)(c)	1,593	21,904
Edgewise Therapeutics, Inc.(b)(c)	1,033	6,456
Esperion Therapeutics, Inc.(b)(c)	1,783	2,853
Evolus, Inc.(b)	926	9,158
Fulcrum Therapeutics, Inc.(b)(c)	1,006	5,563
Harmony Biosciences Holdings, Inc.(b)(c)	983	35,634
Harrow Health, Inc.(b)	549	8,328
Hutchmed China Ltd., ADR (China)(b)	511	7,675
Innoviva, Inc.(b)(c)	1,069	13,630
Intra-Cellular Therapies, Inc.(b)	1,571	87,222
Jazz Pharmaceuticals PLC(b)	1,049	150,385
Ligand Pharmaceuticals, Inc.(b)(c)	282	18,547
Marinus Pharmaceuticals, Inc.(b)(c)	823	5,851
Nektar Therapeutics(b)	3,118	1,855
NGM Biopharmaceuticals, Inc.(b)(c)	1,339	2,531
Ocular Therapeutix, Inc.(b)	1,256	4,748
Omeros Corp.(b)(c)	1,024	3,543
Optinose, Inc.(b)(c)	1,816	2,161
Pacira BioSciences, Inc.(b)(c)	753	26,581
Phathom Pharmaceuticals, Inc.(b)	895	12,879
Phibro Animal Health Corp., Class A	332	4,631
Pliant Therapeutics, Inc.(b)	965	16,289
Reata Pharmaceuticals, Inc., Class A(b)	541	91,429
Revance Therapeutics, Inc.(b)(c)	1,376	24,259
Royalty Pharma PLC, Class A	7,340	218,879

	Shares	Value
Pharmaceuticals-(continued)
Sanofi, ADR	4,894	$260,263
SIGA Technologies, Inc.(c)	1,157	5,311
Supernus Pharmaceuticals, Inc.(b)	892	28,401
Tarsus Pharmaceuticals, Inc.(b)(c)	529	9,263
Terns Pharmaceuticals, Inc.(b)(c)	923	4,864
Theravance Biopharma, Inc.(b)(c)	947	9,015
Ventyx Biosciences, Inc.(b)(c)	958	32,093
Verona Pharma PLC, ADR (United Kingdom)(b)(c)	1,092	21,218
Viatris, Inc.	19,649	211,227
WaVe Life Sciences Ltd.(b)	1,595	6,938
Xeris Biopharma Holdings, Inc.(b)	2,240	5,085

		2,241,398

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $22,171,966)		17,326,827

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-17.65%
Invesco Private Government Fund, 5.30%(e)(f)(g)	856,499	856,499
Invesco Private Prime Fund, 5.51%(e)(f)(g)	2,202,426	2,202,426

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,058,925)		3,058,925

TOTAL INVESTMENTS IN SECURITIES-117.63% (Cost $25,230,891)		20,385,752
OTHER ASSETS LESS LIABILITIES-(17.63)%		(3,054,810)

NET ASSETS-100.00%		$17,330,942

Investment Abbreviations:

ADR-American Depositary Receipt

Rts. -Rights

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$133,968	$(133,968)	$-	$-	$-	$82

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco Nasdaq Biotechnology ETF (IBBQ)–(continued)

August 31, 2023

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$749,198	$12,892,898	$(12,785,597)	$-	$-	$856,499	$42,424	*

Invesco Private Prime Fund	1,937,694	26,421,785	(26,156,614)	(85)	(354)	2,202,426	112,982	*

Total	$2,686,892	$39,448,651	$(39,076,179)	$(85)	$(354)	$3,058,925	$155,488

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco PHLX Semiconductor ETF (SOXQ)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Electronic Equipment, Instruments & Components-1.33%
Coherent Corp.(b)	17,014	$640,237
IPG Photonics Corp.(b)	5,778	626,104
Novanta, Inc.(b)	4,369	729,535

		1,995,876

Semiconductors & Semiconductor Equipment-98.62%
Advanced Micro Devices, Inc.(b)	94,833	10,025,745
Allegro MicroSystems, Inc. (Japan)(b)	23,394	894,821
Analog Devices, Inc.	31,545	5,734,250
Applied Materials, Inc.	42,049	6,423,405
ASML Holding N.V., New York Shares (Netherlands)	7,753	5,121,089
Broadcom, Inc.	13,875	12,805,099
Entegris, Inc.	18,257	1,848,886
GLOBALFOUNDRIES, Inc.(b)(c)	66,942	3,698,546
Intel Corp.	337,933	11,874,966
KLA Corp.	12,653	6,350,161
Lam Research Corp.	9,088	6,383,411
Lattice Semiconductor Corp.(b)	16,787	1,632,704
Marvell Technology, Inc.	95,834	5,582,331
Microchip Technology, Inc.	66,647	5,454,390
Micron Technology, Inc.	82,189	5,748,299
Monolithic Power Systems, Inc.	5,787	3,016,242
NVIDIA Corp.	29,629	14,623,393
NXP Semiconductors N.V. (China)	31,295	6,438,007
ON Semiconductor Corp.(b)	52,779	5,196,620
Qorvo, Inc.(b)	12,046	1,293,620
QUALCOMM, Inc.	49,427	5,660,874
Skyworks Solutions, Inc.	19,424	2,112,166

	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
Synaptics, Inc.(b)	4,815	$421,505
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	56,851	5,319,548
Teradyne, Inc.	18,921	2,041,008
Texas Instruments, Inc.	64,470	10,834,828
Wolfspeed, Inc.(b)(c)	15,174	725,621

		147,261,535

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $136,665,957)		149,257,411

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.49%
Invesco Private Government Fund, 5.30%(d)(e)(f)	1,040,517	1,040,517
Invesco Private Prime Fund, 5.51%(d)(e)(f)	2,675,615	2,675,615

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,716,296)		3,716,132

TOTAL INVESTMENTS IN SECURITIES-102.44% (Cost $140,382,253)		152,973,543
OTHER ASSETS LESS LIABILITIES-(2.44)%		(3,649,198)

NET ASSETS-100.00%.		$149,324,345

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$1,892,087	$(1,892,087)	$-	$-	$-	$1,566

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco PHLX Semiconductor ETF (SOXQ)–(continued)

August 31, 2023

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$-	$16,708,917	$(15,668,400)	$-	$-	$1,040,517	$20,708	*

Invesco Private Prime Fund	-	39,300,190	(36,624,468)	(164)	57	2,675,615	57,098	*

Total	$-	$57,901,194	$(54,184,955)	$(164)	$57	$3,716,132	$79,372

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco Solar ETF (TAN)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Building Products-0.33%
Triumph New Energy Co. Ltd., H Shares (China)(b)(c)(d)	7,971,092	$5,336,594

Chemicals-2.21%
Hanwha Solutions Corp. (South Korea)(c)	1,307,197	36,048,671

Construction & Engineering-1.56%
Emeren Group Ltd., ADR (China)(b)(c)(d)	1,524,797	5,291,046
Xinte Energy Co. Ltd., H Shares (China)(c)(d)	11,394,906	20,169,132

		25,460,178

Electrical Equipment-16.38%
Array Technologies, Inc.(c)(d)	3,535,851	87,936,615
Shoals Technologies Group, Inc., Class A(c)(d)	3,932,581	77,393,194
Soltec Power Holdings S.A. (Spain)(c)(d)	1,238,661	5,299,550
SunPower Corp.(c)(d)	2,443,106	17,492,639
Sunrun, Inc.(c)(d)	5,085,937	79,493,195

		267,615,193

Independent Power and Renewable Electricity Producers-19.55%
Altus Power, Inc.(c)(d)	1,136,042	7,338,831
Atlantica Sustainable Infrastructure PLC (Spain)	928,726	20,849,899
Clearway Energy, Inc., Class C	1,126,457	27,902,340
Doral Group Renewable Energy Resources Ltd. (Israel)(c)(d)	2,658,044	5,710,354
Encavis AG (Germany)(c)	3,022,883	46,473,765
Energix-Renewable Energies Ltd. (Israel)	3,634,351	11,338,509
Enlight Renewable Energy Ltd. (Israel)(c)(d)	1,368,974	22,317,062
Grenergy Renovables S.A. (Spain)(c)(d)	449,316	12,552,504
Neoen S.A. (France)(e)	946,853	28,507,488
OY Nofar Energy Ltd. (Israel)(c)	448,697	10,197,068
ReNew Energy Global PLC, Class A (India)(c)(d)	1,357,886	8,283,105
RENOVA, Inc. (Japan)(c)(d)	748,241	7,097,715
Scatec ASA (South Africa)(d)(e)	1,733,176	11,568,465
Solaria Energia y Medio Ambiente S.A. (Spain)(c)(d)	2,256,597	33,651,984
Sunnova Energy International, Inc.(c)(d)	2,719,875	37,833,461
West Holdings Corp. (Japan)(d)	739,971	14,389,243
Xinyi Energy Holdings Ltd. (China)(d)	61,911,101	13,500,556

		319,512,349

Mortgage REITs-3.55%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(d)	2,597,171	58,098,715

	Shares	Value
Semiconductors & Semiconductor Equipment-56.32%
Canadian Solar, Inc. (Canada)(c)(d)	1,424,921	$39,912,037
Daqo New Energy Corp., ADR (China)(c)(d)	1,348,683	49,860,811
Enphase Energy, Inc.(c)(d)	1,129,509	142,916,774
First Solar, Inc.(c)(d)	1,027,028	194,231,535
Flat Glass Group Co. Ltd., H Shares (China)(d)	11,011,559	27,354,247
GCL Technology Holdings Ltd. (China)	488,689,428	84,753,738
Gigasolar Materials Corp. (Taiwan)(c)	788,000	2,036,406
HD Hyundai Energy Solutions Co. Ltd. (South Korea)	169,334	3,984,329
JinkoSolar Holding Co. Ltd., ADR (China)(c)(d)	1,084,044	36,347,995
Maxeon Solar Technologies Ltd.(c)(d)	916,730	14,447,665
Meyer Burger Technology AG (Switzerland)(c)(d)	83,823,223	37,676,558
Motech Industries, Inc. (Taiwan)	11,232,000	10,351,505
SMA Solar Technology AG (Germany)(c)(d)	528,266	42,600,178
SolarEdge Technologies, Inc.(c)(d)	698,437	113,544,903
TSEC Corp. (Taiwan)	14,730,000	14,338,467
United Renewable Energy Co. Ltd. (Taiwan)	40,484,458	20,911,853
Xinyi Solar Holdings Ltd. (China)	101,781,025	85,014,916

		920,283,917

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $2,404,581,653)		1,632,355,617

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-28.55%
Invesco Private Government Fund, 5.30%(b)(f)(g)	130,829,433	130,829,433
Invesco Private Prime Fund, 5.51%(b)(f)(g)	335,608,224	335,608,224

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $466,429,588)		466,437,657

TOTAL INVESTMENTS IN SECURITIES-128.45% (Cost $2,871,011,241)		2,098,793,274
OTHER ASSETS LESS LIABILITIES-(28.45)%		(464,906,089)

NET ASSETS-100.00%		$1,633,887,185

Investment Abbreviations:

ADR-American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco Solar ETF (TAN)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$105,045,235	$(105,045,235)	$-	$-	$-	$73,451

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	190,757,568	694,234,627	(754,162,762)	-	-	130,829,433	5,260,428	*

Invesco Private Prime Fund	493,969,145	1,424,920,866	(1,583,237,598)	(32,325)	(11,864)	335,608,224	14,197,183	*

Investments in Other Affiliates:

Emeren Group Ltd., ADR**,***,****	18,493,797	6,532,343	(12,441,222)	3,882,206	(11,176,078)	5,291,046	-

Motech Industries, Inc.****	18,434,760	12,051,625	(20,321,789)	3,738,317	(3,551,408)	10,351,505	170,499

Triumph New Energy Co. Ltd., H Shares****,*****	20,436,951	8,203,619	(12,510,210)	(5,074,507)	(5,719,259)	5,336,594	-

TSEC Corp.***,****	28,352,920	11,531,738	(19,173,038)	(2,839,701)	(3,533,452)	14,338,467	48,924

Total	$770,445,141	$2,262,520,053	$(2,506,891,854)	$(326,010)	$(23,992,061)	$501,755,269	$19,750,485

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	Formerly known as ReneSola Ltd., ADR
***	As of August 31, 2022, this security was not considered as an affiliate of the Fund.
****	As of August 31, 2023, this security was not considered as an affiliate of the Fund.
*****	Formerly known as Luoyang Glass Co. Ltd., H Shares.

(c)	Non-income producing security.
(d)	All or a portion of this security was out on loan at August 31, 2023.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $40,075,953, which represented 2.45% of the Fund’s Net Assets.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco Solar ETF (TAN)–(continued)

August 31, 2023

This Fund has holdings greater than 10% of net assets in the following country:

China	20.05%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Statements of Assets and Liabilities

August 31, 2023

	Invesco Nasdaq Biotechnology ETF (IBBQ)	Invesco PHLX Semiconductor ETF (SOXQ)	Invesco Solar ETF (TAN)
Assets:
Unaffiliated investments in securities, at value(a)	$17,326,827	$149,257,411	$1,632,355,617
Affiliated investments in securities, at value	3,058,925	3,716,132	466,437,657
Foreign currencies, at value	-	-	5,319,015
Deposits with brokers:
Cash segregated as collateral	-	-	12,456,178
Receivable for:
Dividends	21,663	150,837	2,348,107
Securities lending	720	1,798	152,537
Investments sold	-		1,833
Fund shares sold	-	-	15,850,350
Foreign tax reclaims	-	-	176,224
Other assets	-		695

Total assets	20,408,135	153,126,178	2,135,098,213

Liabilities:
Due to custodian	15,497	62,658	2,113,113
Payable for:
Investments purchased	-	-	18,646,317
Collateral upon return of securities loaned	3,058,925	3,716,296	466,429,588
Collateral upon receipt of securities in-kind	-	-	12,456,178
Accrued unitary management fees	2,771	22,879	-
Accrued advisory fees	-	-	722,251
Accrued trustees’ and officer’s fees	-		17,562
Accrued expenses	-	-	818,130
Accrued tax expenses	-	-	7,889

Total liabilities	3,077,193	3,801,833	501,211,028

Net Assets	$17,330,942	$149,324,345	$1,633,887,185

Net assets consist of:
Shares of beneficial interest	$23,818,579	$143,483,690	$3,216,629,550
Distributable earnings (loss)	(6,487,637)	5,840,655	(1,582,742,365)

Net Assets	$17,330,942	$149,324,345	$1,633,887,185

Shares outstanding (unlimited amount authorized, $0.01 par value)	840,001	5,160,001	28,088,000
Net asset value	$20.63	$28.94	$58.17

Market price	$20.64	$28.95	$58.27

Unaffiliated investments in securities, at cost	$22,171,966	$136,665,957	$2,404,581,653

Affiliated investments in securities, at cost	$3,058,925	$3,716,296	$466,429,588

Foreign currencies, at cost	$-	$-	$5,312,436

(a) Includes securities on loan with an aggregate value of:	$2,954,192	$3,666,660	$448,573,231

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Statements of Operations

For the year ended August 31, 2023

	Invesco Nasdaq Biotechnology ETF (IBBQ)	Invesco PHLX Semiconductor ETF (SOXQ)	Invesco Solar ETF (TAN)
Investment income:
Unaffiliated dividend income	$ 159,726	$1,333,736	$10,929,237
Affiliated dividend income	82	1,566	292,874
Securities lending income, net	13,745	47,157	2,123,184
Foreign withholding tax	(1,644)	(32,959)	(535,440)

Total investment income	171,909	1,349,500	12,809,855

Expenses:
Unitary management fees	37,165	186,977	-
Advisory fees	-	-	11,663,844
Sub-licensing fees	-	-	3,265,870
Accounting & administration fees	-		208,054
Custodian & transfer agent fees	-	-	268,018
Trustees’ and officer’s fees	-	-	28,144
Other expenses	-	-	310,054

Total expenses	37,165	186,977	15,743,984

Less: Waivers	(2)	(37)	(1,716)

Net expenses	37,163	186,940	15,742,268

Net investment income (loss)	134,746	1,162,560	(2,932,413)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(991,736)	(5,045,843)	(207,973,594)
Affiliated investment securities	(354)	57	(23,302,497)
Unaffiliated in-kind redemptions	96,181	14,471,534	63,236,803
Affiliated in-kind redemptions	-	-	(689,564)
Foreign currencies	-	-	199,404

Net realized gain (loss)	(895,909)	9,425,748	(168,529,448)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	2,157,907	27,786,097	(691,611,233)
Affiliated investment securities	(85)	(164)	1,553,771
Foreign currencies	-	-	13,612

Change in net unrealized appreciation (depreciation)	2,157,822	27,785,933	(690,043,850)

Net realized and unrealized gain (loss)	1,261,913	37,211,681	(858,573,298)

Net increase (decrease) in net assets resulting from operations	$1,396,659	$38,374,241	$(861,505,711)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Statements of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	Invesco Nasdaq Biotechnology ETF (IBBQ)		Invesco PHLX Semiconductor ETF (SOXQ)		Invesco Solar ETF (TAN)
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$134,746	$226,454	$1,162,560	$712,963	$(2,932,413)	$(6,607,150)
Net realized gain (loss)	(895,909)	(918,325)	9,425,748	5,375,577	(168,529,448)	62,159,308
Change in net unrealized appreciation (depreciation)	2,157,822	(9,312,583)	27,785,933	(18,852,741)	(690,043,850)	(273,869,705)

Net increase (decrease) in net assets resulting from operations	1,396,659	(10,004,454)	38,374,241	(12,764,201)	(861,505,711)	(218,317,547)

Distributions to Shareholders from:
Distributable earnings	(148,259)	(290,468)	(1,111,712)	(728,394)	-	-

Shareholder Transactions:
Proceeds from shares sold	7,006,691	35,536,414	103,779,581	62,816,295	429,927,609	1,842,850,588
Value of shares repurchased	(11,277,859)	(56,556,737)	(52,103,417)	(52,100,885)	(910,017,213)	(1,867,798,055)

Net increase (decrease) in net assets resulting from share transactions	(4,271,168)	(21,020,323)	51,676,164	10,715,410	(480,089,604)	(24,947,467)

Net increase (decrease) in net assets	(3,022,768)	(31,315,245)	88,938,693	(2,777,185)	(1,341,595,315)	(243,265,014)

Net assets:
Beginning of year	20,353,710	51,668,955	60,385,652	63,162,837	2,975,482,500	3,218,747,514

End of year	$17,330,942	$20,353,710	$149,324,345	$60,385,652	$1,633,887,185	$2,975,482,500

Changes in Shares Outstanding:
Shares sold	350,000	1,610,000	4,340,000	2,380,000	5,440,000	22,400,000
Shares repurchased	(560,000)	(2,480,000)	(2,040,000)	(1,860,000)	(12,640,000)	(24,480,000)
Shares outstanding, beginning of year	1,050,001	1,920,001	2,860,001	2,340,001	35,288,000	37,368,000

Shares outstanding, end of year	840,001	1,050,001	5,160,001	2,860,001	28,088,000	35,288,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Financial Highlights

Invesco Nasdaq Biotechnology ETF (IBBQ)

	Years Ended August 31,		For the Period June 9, 2021(a) Through August 31,
	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$19.38	$26.91	$25.34

Net investment income(b)	0.14	0.17	0.04
Net realized and unrealized gain (loss) on investments	1.27	(7.47)	1.53

Total from investment operations	1.41	(7.30)	1.57

Distributions to shareholders from:
Net investment income	(0.16)	(0.23)	-

Net asset value at end of period	$20.63	$19.38	$26.91

Market price at end of period(c)	$20.64	$19.40	$26.87

Net Asset Value Total Return(d)	7.30%	(27.24)%	6.19	%(e)
Market Price Total Return(d)	7.24%	(27.06)%	6.04	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$17,331	$20,354	$51,669
Ratio to average net assets of:
Expenses, after Waivers	0.19%	0.11%	-	%(f)
Expenses, prior to Waivers	0.19%	0.19%	0.19	%(f)
Net investment income	0.69%	0.76%	0.65	%(f)
Portfolio turnover rate(g)	13%	22%	8%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 11, 2021, the first day of trading on the exchange) to August 31, 2021 was 5.16%. The market price total return from Fund Inception to August 31, 2021 was 5.00%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Financial Highlights–(continued)

Invesco PHLX Semiconductor ETF (SOXQ)

	Years Ended August 31,		For the Period June 9, 2021(a) Through August 31,
	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$21.11	$26.99	$24.88

Net investment income(b)	0.28	0.31	0.06
Net realized and unrealized gain (loss) on investments	7.83	(5.83)	2.05

Total from investment operations	8.11	(5.52)	2.11

Distributions to shareholders from:
Net investment income	(0.28)	(0.36)	-

Net asset value at end of period	$28.94	$21.11	$26.99

Market price at end of period(c)	$28.95	$21.15	$27.06

Net Asset Value Total Return(d)	38.78%	(20.70)%	8.48	%(e)
Market Price Total Return(d)	38.56%	(20.76)%	8.76	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$149,324	$60,386	$63,163
Ratio to average net assets of:
Expenses, after Waivers	0.19%	0.13%	-	%(f)
Expenses, prior to Waivers	0.19%	0.19%	0.19	%(f)
Net investment income	1.18%	1.22%	1.09	%(f)
Portfolio turnover rate(g)	24%	19%	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 11, 2021, the first day of trading on the exchange) to August 31, 2021 was 6.72%. The market price total return from Fund Inception to August 31, 2021 was 7.08%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Financial Highlights–(continued)

Invesco Solar ETF (TAN)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$84.32	$86.14	$56.75	$30.63	$21.92

Net investment income (loss)(a)	(0.09)	(0.19)	(0.05)	0.17	0.05
Net realized and unrealized gain (loss) on investments	(26.06)	(1.63)	29.53	26.04	8.79

Total from investment operations	(26.15)	(1.82)	29.48	26.21	8.84

Distributions to shareholders from:
Net investment income	-	-	(0.09)	(0.09)	(0.13)

Net asset value at end of year	$58.17	$84.32	$86.14	$56.75	$30.63

Market price at end of year(b)	$58.27	$84.34	$85.59	$56.84	$30.54

Net Asset Value Total Return(c)	(31.01)%	(2.11)%	51.93%	85.82%	40.73%
Market Price Total Return(c)	(30.91)%	(1.46)%	50.72%	86.67%	40.96%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,633,887	$2,975,483	$3,218,748	$1,335,274	$456,086
Ratio to average net assets of:
Expenses, after Waivers	0.67%	0.69%	0.65%	0.69%	0.70%
Expenses, prior to Waivers	0.67%	0.69%	0.65%	0.69%	0.71%
Net investment income (loss)	(0.13)%	(0.24)%	(0.05)%	0.49%	0.22%
Portfolio turnover rate(d)	34%	38%	55%	28%	29%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Nasdaq Biotechnology ETF (IBBQ)	“Nasdaq Biotechnology ETF”
Invesco PHLX Semiconductor ETF (SOXQ)	“PHLX Semiconductor ETF”
Invesco Solar ETF (TAN)	“Solar ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market LLC, except for Shares of Solar ETF, which are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Nasdaq Biotechnology ETF	Nasdaq Biotechnology Index®
PHLX Semiconductor ETF	PHLX Semiconductor Sector Index®
Solar ETF	MAC Global Solar Energy Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly.

28

Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

29

withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except for Solar ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Solar ETF declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund (except for Solar ETF) has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee (if applicable) and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Solar ETF is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected

30

with executions of portfolio transactions, licensing fees related to its Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended August 31, 2023, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

Nasdaq Biotechnology ETF	$894

PHLX Semiconductor ETF	4,801

Solar ETF	35,653

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J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

China Investment Risk. Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers (or the threat thereof), including as a result of trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by a Fund. Further, health events, such as disease outbreaks and pandemics, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, any difficulties of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.

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Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging markets securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. From time to time, certain companies in which the Funds invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or in countries the U.S. Government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanctions.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding

33

Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Micro-Capitalization Company Risk. Investments in the securities of micro-capitalization companies involve substantially greater risks of loss and price fluctuations than other securities with larger capitalizations. Micro-capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may experience significant losses), their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and they may lack management depth or may be overly reliant on specific key individuals. In addition, less public information may be available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to an Investment Advisory Agreement, Solar ETF accrues daily and pays monthly to the Adviser an annual fee equal to 0.50% of the Fund’s average daily net assets. The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Solar ETF (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year through August 31, 2025 (the “Expense Cap”). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

Pursuant to another Investment Advisory Agreement, each Fund listed below accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory

34

Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

Nasdaq Biotechnology ETF	0.19%

PHLX Semiconductor ETF	0.19%

Further, through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended August 31, 2023, the Adviser waived fees for each Fund in the following amounts:

Nasdaq Biotechnology ETF	$2

PHLX Semiconductor ETF	37

Solar ETF	1,716

The fees waived and/or expenses borne by the Adviser, pursuant to the Expense Cap, for Solar ETF are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. There are no amounts available for potential recapture by the Adviser as of August 31, 2023.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement on behalf of each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

Nasdaq Biotechnology ETF	Nasdaq, Inc.

PHLX Semiconductor ETF	Nasdaq, Inc.

Solar ETF	MAC Indexing LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2023, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Nasdaq Biotechnology ETF	$1,875

PHLX Semiconductor ETF	2,654

Solar ETF	50,422

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

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Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Nasdaq Biotechnology ETF

Investments in Securities

Common Stocks & Other Equity Interests	$17,326,827	$-	$0	$17,326,827

Money Market Funds	-	3,058,925	-	3,058,925

Total Investments	$17,326,827	$3,058,925	$0	$20,385,752

PHLX Semiconductor ETF

Investments in Securities

Common Stocks & Other Equity Interests	$149,257,411	$-	$-	$149,257,411

Money Market Funds	-	3,716,132	-	3,716,132

Total Investments	$149,257,411	$3,716,132	$-	$152,973,543

Solar ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,632,355,617	$-	$-	$1,632,355,617

Money Market Funds	-	466,437,657	-	466,437,657

Total Investments	$1,632,355,617	$466,437,657	$-	$2,098,793,274

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022
	Ordinary Income*	Ordinary Income*
Nasdaq Biotechnology ETF	$148,259	$290,468

PHLX Semiconductor ETF	1,111,712	728,394
Solar ETF	-	-

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

Nasdaq Biotechnology ETF	$39,374	$-	$(4,913,792)	$-	$(1,613,219) $	23,818,579	$17,330,942

PHLX Semiconductor ETF	182,501	-	12,515,122	-	(6,856,968)	143,483,690	149,324,345

Solar ETF	1,233,101	(17,099)	(910,138,747)	(13,899)	(673,805,721)	3,216,629,550	1,633,887,185
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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The Funds have capital loss carryforwards as of August 31, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*

Nasdaq Biotechnology ETF	$848,707	$764,512	$1,613,219

PHLX Semiconductor ETF	3,653,279	3,203,689	6,856,968

Solar ETF	209,664,046	464,141,675	673,805,721

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Nasdaq Biotechnology ETF	$2,445,055	$2,446,382

PHLX Semiconductor ETF	23,646,428	23,627,789

Solar ETF	790,934,915	824,352,699

For the fiscal year ended August 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales
Nasdaq Biotechnology ETF	$6,987,761	$11,274,092

PHLX Semiconductor ETF	103,722,163	52,033,312

Solar ETF	359,376,258	801,159,363

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. As of August 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
Nasdaq Biotechnology ETF	$ 1,311,792	$ (6,225,584)	$(4,913,792)	$25,299,544

PHLX Semiconductor ETF	16,953,319	(4,438,197)	12,515,122	140,458,421

Solar ETF	111,725,391	(1,021,864,138)	(910,138,747)	3,008,932,021

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, REITs and taxable spinoffs, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2023, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain (Loss)	Beneficial Interest
Nasdaq Biotechnology ETF	$ 19,348	$ 23,967	$ (43,315)

PHLX Semiconductor ETF	-	(14,427,356)	14,427,356

Solar ETF	4,162,648	(10,396,466)	6,233,818

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Nasdaq Biotechnology ETF and PHLX Semiconductor ETF. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with

37

contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Nasdaq Biotechnology ETF, Invesco PHLX Semiconductor ETF and Invesco Solar ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Nasdaq Biotechnology ETF, Invesco PHLX Semiconductor ETF and Invesco Solar ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of the Invesco Solar ETF, you incur advisory fees and other Fund expenses. As a shareholder of Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF, you incur a unitary management fee. In addition to the advisory fee or unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Nasdaq Biotechnology ETF (IBBQ)

Actual	$1,000.00	$1,013.40	0.19%	$0.96

Hypothetical (5% return before expenses)	1,000.00	1,024.25	0.19	0.97

Invesco PHLX Semiconductor ETF (SOXQ)

Actual	1,000.00	1,247.90	0.19	1.08

Hypothetical (5% return before expenses)	1,000.00	1,024.25	0.19	0.97

Invesco Solar ETF (TAN)

Actual	1,000.00	781.60	0.68	3.05

Hypothetical (5% return before expenses)	1,000.00	1,021.78	0.68	3.47

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco Nasdaq Biotechnology ETF	0%	99%	86%	0%	0%

Invesco PHLX Semiconductor ETF	0%	100%	97%	0%	0%

Invesco Solar ETF	0%	0%	0%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

41

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	211	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	211	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

42

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	211	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

43

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	211	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

44

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	211	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	211	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

45

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	211	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

46

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	211	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	211	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

47

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Manager, Invesco Investment Advisers, LLC (2023-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	211	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

48

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008- 2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

49

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007- 2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

50

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

51

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF

Invesco Alerian Galaxy Crypto Economy ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco ESG NASDAQ 100 ETF

Invesco ESG NASDAQ Next Gen 100 ETF

Invesco ESG S&P 500 Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF

Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack Achievers™ ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco MSCI Green Building ETF

Invesco NASDAQ 100 ETF

Invesco Nasdaq Biotechnology ETF

Invesco NASDAQ Next Gen 100 ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco PHLX Semiconductor ETF

Invesco Preferred ETF

Invesco PureBetaSM 0-5 Yr US TIPS ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF

Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM MSCI USA Small Cap ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Equal Weight ETF

Invesco S&P 500® Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500® Momentum ETF

Invesco S&P 500 QVM Multi-factor ETF

Invesco S&P 500 Revenue ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap 400 QVM Multi-factor ETF

Invesco S&P MidCap 400 Revenue ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap 600 QVM Multi-factor ETF

Invesco S&P SmallCap 600 Revenue ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco S&P Ultra Dividend Revenue ETF

Invesco Senior Loan ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free ETF

Also at the April 18, 2023 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

52

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year and since-inception periods for Invesco VRDO Tax-Free ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s correlation to its underlying index. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser compensates the Sub-Advisers (as applicable) from its unitary advisory fee and pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

•	0.04% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA ETF;

•	0.05% of the Fund’s average daily net assets for Invesco PureBetaSM US Aggregate Bond ETF;

•	0.06% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA Small Cap ETF;

•	0.07% of the Fund’s average daily net assets for Invesco PureBetaSM 0-5 Yr US TIPS ETF and Invesco PureBetaSM FTSE Developed ex-North America ETF;

•	0.08% of the Fund’s average daily net assets for Invesco Treasury Collateral ETF;

53

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

•	0.10% of the Fund’s average daily net assets for Invesco S&P 500 Minimum Variance ETF;

•	0.11% of the Fund’s average daily net assets for Invesco S&P 500 QVM Multi-factor ETF;

•	0.13% of the Fund’s average daily net assets for Invesco S&P 500 Enhanced Value ETF and Invesco S&P 500 Momentum ETF;

•	0.14% of the Fund’s average daily net assets for Invesco PureBetaSM FTSE Emerging Markets ETF;

•	0.15% of the Fund’s average daily net assets for Invesco NASDAQ 100 ETF, Invesco NASDAQ Next Gen 100 ETF, Invesco S&P MidCap 400 QVM Multi-factor ETF and Invesco S&P SmallCap 600 QVM Multi-factor ETF;

•	0.19% of the Fund’s average daily net assets for Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF;

•	0.20% of the Fund’s average daily net assets for Invesco ESG NASDAQ 100 ETF, Invesco ESG NASDAQ Next Gen 100 ETF, Invesco ESG S&P 500 Equal Weight ETF and Invesco Russell 1000 Equal Weight ETF;

•	0.22% of the Fund’s average daily net assets for Invesco Fundamental Investment Grade Corporate Bond ETF;

•

0.25% of the Fund’s average daily net assets for Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco VRDO Tax-Free ETF;

•

0.28% of the Fund’s average daily net assets for Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco Taxable Municipal Bond ETF;

•

0.29% of the Fund’s average daily net assets for Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF and Invesco S&P SmallCap Utilities & Communication Services ETF;

•	0.30% of the Fund’s average daily net assets for Invesco S&P 500® High Dividend Low Volatility ETF and Invesco S&P SmallCap High Dividend Low Volatility ETF;

•

0.35% of the Fund’s average daily net assets for Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF;

•

0.39% of the Fund’s average daily net assets for Invesco MSCI Green Building ETF, Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF;

•	0.45% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. ETF;

•	0.49% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and Invesco FTSE RAFI Emerging Markets ETF;

•

0.50% of the Fund’s daily net assets for Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF and Invesco Variable Rate Preferred ETF;

•	0.55% of the Fund’s daily net assets for Invesco International BuyBack AchieversTM ETF;

•	0.60% of the Fund’s daily net assets for Invesco DWA SmallCap Momentum ETF, Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF and Invesco Alerian Galaxy Crypto Economy ETF;

•	0.65% of the Fund’s daily net assets for Invesco Senior Loan ETF;

•	0.70% of the Fund’s daily net assets for Invesco China Technology ETF;

•	0.75% of the Fund’s daily net assets for Invesco Global Clean Energy ETF and Invesco Global Water ETF;

•	0.80% of the Fund’s daily net assets for Invesco DWA Developed Markets Momentum ETF; and

•	0.90% of the Fund’s daily net assets for Invesco DWA Emerging Markets Momentum ETF.

54

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco 1-30 Laddered Treasury ETF			X

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	X	N/A	X
Invesco Alerian Galaxy Crypto Economy ETF	X	N/A	X

Invesco California AMT-Free Municipal Bond ETF		N/A	X
Invesco CEF Income Composite ETF	X	N/A	X

Invesco China Technology ETF		N/A	X
Invesco DWA Developed Markets Momentum ETF			X

Invesco DWA Emerging Markets Momentum ETF			X
Invesco DWA SmallCap Momentum ETF			X

Invesco Emerging Markets Sovereign Debt ETF			X
Invesco ESG NASDAQ 100 ETF			X

Invesco ESG NASDAQ Next Gen 100 ETF	X		X
Invesco ESG S&P 500 Equal Weight ETF	X		X

Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF			X

Invesco FTSE RAFI Emerging Markets ETF	X		X
Invesco Fundamental High Yield® Corporate Bond ETF		N/A	X

Invesco Fundamental Investment Grade Corporate Bond ETF			X
Invesco Global Clean Energy ETF		X	X

Invesco Global Short Term High Yield Bond ETF	X	N/A	X
Invesco Global Water ETF		X	X

Invesco International BuyBack AchieversTM ETF	X	N/A	X
Invesco International Corporate Bond ETF			X

Invesco KBW Bank ETF	X		X
Invesco KBW High Dividend Yield Financial ETF	X		X

Invesco KBW Premium Yield Equity REIT ETF	X		X
Invesco KBW Property & Casualty Insurance ETF	X		X

Invesco KBW Regional Banking ETF	X		X
Invesco MSCI Green Building ETF			X

Invesco NASDAQ 100 ETF	X	X	X
Invesco Nasdaq Biotechnology ETF	X		X

Invesco NASDAQ Next Gen 100 ETF	X		X
Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco PHLX Semiconductor ETF	X	X	X

Invesco Preferred ETF		N/A	X
Invesco PureBetaSM 0-5YrUSTIPSETF	X		X

Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X
Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X

55

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco PureBetaSM MSCI USA ETF	X	X	X
Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X

Invesco PureBetaSM US Aggregate Bond ETF	X	X	X
Invesco Russell 1000 Equal Weight ETF	X		X

Invesco S&P 500 Enhanced Value ETF	X	X	X
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X		X

Invesco S&P 500® High Beta ETF	X	X	X
Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

Invesco S&P 500® Low Volatility ETF	X		X
Invesco S&P 500 Minimum Variance ETF	X	X	X

Invesco S&P 500 Momentum ETF	X		X
Invesco S&P 500 QVM Multi-factor ETF	X	X	X

Invesco S&P 500 Revenue ETF			X
Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X
Invesco S&P International Developed Low Volatility ETF	X	X	X

Invesco S&P International Developed Momentum ETF	X		X
Invesco S&P International Developed Quality ETF	X		X

Invesco S&P MidCap 400 QVM Multi-factor ETF	X	X	X
Invesco S&P MidCap 400 Revenue ETF			X

Invesco S&P MidCap Low Volatility ETF	X		X
Invesco S&P SmallCap 600 QVM Multi-factor ETF	X	X	X

Invesco S&P SmallCap 600 Revenue ETF			X
Invesco S&P SmallCap Consumer Discretionary ETF	X		X

Invesco S&P SmallCap Consumer Staples ETF	X		X
Invesco S&P SmallCap Energy ETF	X		X

Invesco S&P SmallCap Financials ETF	X		X
Invesco S&P SmallCap Health Care ETF	X		X

Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X
Invesco S&P SmallCap Industrials ETF	X		X

Invesco S&P SmallCap Information Technology ETF	X		X
Invesco S&P SmallCap Low Volatility ETF	X		X

Invesco S&P SmallCap Materials ETF	X		X
Invesco S&P SmallCap Quality ETF	X		X

Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X
Invesco S&P Ultra Dividend Revenue ETF		X	X

Invesco Senior Loan ETF		N/A	X
Invesco Taxable Municipal Bond ETF		N/A	X

Invesco Treasury Collateral ETF	X		X
Invesco Variable Rate Preferred ETF		X	X

Invesco VRDO Tax-Free ETF		N/A	X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Senior Loan ETF’s, Invesco MSCI Green Building ETF’s, Invesco California AMT-Free Municipal Bond ETF’s, Invesco International Corporate Bond ETF’s, Invesco National AMT-Free Municipal Bond ETF’s, Invesco New York AMT-Free Municipal Bond

56

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

ETF’s, Invesco Taxable Municipal Bond ETF’s and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis. For Invesco PureBetaSM FTSE Developed ex-North America ETF, Invesco PureBetaSM FTSE Emerging Markets ETF, Invesco PureBetaSM MSCI USA Small Cap ETF and Invesco PureBetaSM US Aggregate Bond ETF, the Board noted that it had previously approved the liquidation and termination of each Fund effective on or about June 30, 2023 and considered that the continuation of the Investment Advisory Agreement for such Funds would facilitate the orderly liquidation of the Funds.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 18,

57

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

2023. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided or to be provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Trustees reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, and the experience and skills of the investment personnel responsible for the day-to-day management of the Funds.

Based on its review, the Board concluded that the nature, extent and quality of services provided or to be provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fee charged by the Sub-Advisers under the Sub-Advisory Agreement is consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Trustees considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 24 and April 18, 2023 Board meetings, and Invesco Advisers, Inc., in connection with the April 18, 2023 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Board considered whether the sub-advisory fee rate for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF was reasonable in relation to the asset size of the Funds and concluded that the flat sub-advisory fee rate was reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from affiliated money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Fund’s excess cash invested in the affiliated money market funds. The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as securities lending agent for the Invesco ETFs. The Trustees noted that the Sub-Advisers had not identified any further benefits that they received from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

58

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for Invesco MSCI Global Timber ETF, Invesco S&P Global Water Index ETF and Invesco Solar ETF (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between Invesco Solar ETF and its underlying index. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that the Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018, and on May 18, 2018 for the Invesco Solar ETF, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is 0.50% of the Fund’s average daily net assets and that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund (excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding the percentage of that Fund’s average daily net assets, until at least August 31, 2025, as set forth below:

•	0.55% for Invesco MSCI Global Timber ETF;

•	0.63% for Invesco S&P Global Water Index ETF; and

•	0.65% for Invesco Solar ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as illustrated in the table

59

Approval of Investment Advisory Contracts–(continued)

below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median
Invesco MSCI Global Timber ETF	X		X

Invesco S&P Global Water Index ETF	X	X	X

Invesco Solar ETF		X	X

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds, and noted that each Fund’s sub-license fees are not subject to the Expense Cap.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median
Invesco MSCI Global Timber ETF			X

Invesco S&P Global Water Index ETF	X	X	X

Invesco Solar ETF		X	X

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including a product that has an investment strategy comparable to that of Invesco Solar ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee

60

Approval of Investment Advisory Contracts–(continued)

waivers. The Board considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture, or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

61

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders August 31, 2023

PWZ	Invesco California AMT-Free Municipal Bond ETF

PCEF	Invesco CEF Income Composite ETF

GOVI	Invesco Equal Weight 0-30 Year Treasury ETF (formerly, Invesco 1-30 Laddered Treasury ETF)

PVI	Invesco Floating Rate Municipal Income ETF (formerly, Invesco VRDO Tax-Free ETF)

PHB	Invesco Fundamental High Yield® Corporate Bond ETF

PFIG	Invesco Fundamental Investment Grade Corporate Bond ETF

PZA	Invesco National AMT-Free Municipal Bond ETF

PZT	Invesco New York AMT-Free Municipal Bond ETF

PGX	Invesco Preferred ETF

TBLL	Invesco Short Term Treasury ETF (formerly, Invesco Treasury Collateral ETF)

BAB	Invesco Taxable Municipal Bond ETF

VRP	Invesco Variable Rate Preferred ETF

2

The Market Environment

Domestic Equity

At the start of the fiscal year, volatility in the equity markets increased. US equity markets rose in August 2022 until the US Federal Reserve (the Fed) chairman Jerome Powell gave hawkish comments at an economic policy symposium held in Jackson Hole, sparking a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.1 After a continued decline in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February of 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. The Consumer Price Index (CPI) rose 4% as of May 31, 2023, the smallest 12-month increase in nearly two years.2 The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick at the end of May. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but investors got a long-awaited “pause” in rate hikes as the Fed left rates unchanged at its June meeting, sending equity markets higher. However, the Fed raised rates another 0.25% in July, bringing the rate to its highest level since June 2006.1 After two months of gains, equity markets declined in August as a resilient economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in June 2022, the highest level since 1981, the CPI rose by 0.2% in July and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 At its annual Jackson Hole symposium in August 2023, Fed chair Jerome Powell remarked that while progress has been made, inflation is still too high, and the Fed intends “to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.”

Despite higher rates and increased market volatility, US stocks for the fiscal year had strong returns of 15.94%, as measured by the S&P 500 Index.3

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Lipper Inc.

Fixed Income

The beginning of the fiscal year was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing to not push the economy into a recession. The Fed aggressively raised its federal funds rate at the beginning of the fiscal year: a 0.75% hike in November, its largest hike since 1994, a 0.50% hike in December and a 0.25% hike in January, to a target federal funds rate of 4.50% to 4.75%.1

A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread pushed overall corporate spread premiums wider over the fiscal year. However, issues did not seem to be systemic as policymakers responded swiftly which calmed markets. The Fed, aiming to further stabilize markets, continued course with their hawkish policy with two 0.25% hikes in March and May to a target federal funds rate of 5.00% to 5.25%. Markets stabilized due to milder inflation data and better-than-expected corporate earnings.

Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at

3

The Market Environment–(continued)

historic lows despite a slight uptick at the end of May. Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led to developed central banks to continue tightening, showcased by another 0.25% hike by the Fed in July, bringing the target rate from 5.25% to 5.50%, its highest level since June 2006.1 While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 3.45% to 4.85% during the fiscal year, while 10-year Treasury rates increased from 3.53% to 4.48%.2 At the end of the fiscal year, the yield curve remained inverted. Additionally, in August, US debt was downgraded by the Fitch credit rating agency from AAA to AA† on the premise of expected fiscal deterioration over the next three years.3

We believe markets have priced in that the Fed is near the end or has finished its interest rate hiking cycle, with the expectations that the US is likely to avoid a substantial broad-based recession. We expect some weakness in the second half of the calendar year as policymakers accomplish a bumpy landing. We anticipate economic activity will remain relatively resilient. In the US, we believe rate hikes are ending and inflation will continue to fall significantly, albeit imperfectly. As we enter 2024, we expect a more positive growth outlook to unfold as the US economy recovers.

[1]	Source: Federal Reserve of Economic Data
[2]	Source: US Department of the Treasury
[3]	Source: Fitch Ratings
†

A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

4

PWZ	Management’s Discussion of Fund Performance
Invesco California AMT-Free Municipal Bond ETF (PWZ)

As an index fund, the Invesco California AMT-Free Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA California Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of U.S. dollar-denominated, tax-exempt municipal debt publicly issued by California or any U.S. territory and their political subdivisions, in the U.S. domestic market. Such securities are exempt from the federal alternative minimum tax and are considered investment grade based on an average of ratings by S&P Global Ratings, a division of S&P Global Inc., Moody’s Investors Service, Inc. and Fitch Ratings Inc. To be eligible for inclusion in the Index, such securities must have a term of at least 15 years remaining to final maturity, a fixed coupon schedule, and a minimum amount outstanding of $25 million per maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 2.91%. On a net asset value (“NAV”) basis, the Fund returned 2.27%. During the same time period, the Index returned 2.69%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Municipal Bond 20 Year Index (the “Benchmark Index”) returned 2.15%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 5,800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in California bonds and most underweight in New York bonds during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s exposure to California bonds.

For the fiscal year ended August 31, 2023, California bonds contributed the most to the Fund’s return. There were no states that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023 included California

(State of) Health Facilities Financing Authority, 4.00% coupon, due 8/15/2050 (portfolio average weight of 1.98%), and Regents of the University of California Medical Center, 3.50% coupon, due 5/15/2054 (portfolio average weight of 1.90%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023 included San Diego Unified School District (Election of 2012), 5.00% coupon, due 7/1/2041 (portfolio average weight of 0.56%), and California (State of) Municipal Finance Authority, 4.00% coupon, due 3/1/2050 (portfolio average weight of 0.33%).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Ad Valorem Property Tax	24.20
Health, Hospital, Nursing Home Revenue	15.52
General Fund	10.90
College & University Revenue	8.91
Sales Tax Revenue	8.73
Port, Airport & Marina Revenue	6.19
Electric Power Revenue	6.15
Lease Revenue	3.98
Water Revenue	3.91
Sewer Revenue	3.10
Revenue Types Each Less Than 3%	5.80
Other Assets Less Liabilities	2.61

5

Invesco California AMT-Free Municipal Bond ETF (PWZ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2023
Security
Marin (County of), CA Healthcare District (Election of 2013), Series 2017 A, GO Bonds, 5.00%, 08/01/2041	2.41
Irvine Facilities Financing Authority (Irvine Great Park Infrastructure), Series 2023 A, RB, 5.25%, 09/01/2053	2.33
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2020 A, Ref. RB, 4.00%, 08/15/2050	1.99
California State University, Series 2016 A, Ref. RB, 5.00%, 11/01/2041	1.95
Regents of the University of California Medical Center, Series 2022 P, RB, 3.50%, 05/15/2054	1.92
Hayward Unified School District (Election of 2018), Series 2022, GO Bonds, 4.00%, 08/01/2050	1.43
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2016 C, RB, 5.00%, 05/01/2046	1.33
Monterey Peninsula Unified School District (Election of 2018), Series 2023 D, GO Bonds, 4.00%, 08/01/2048	1.32
California (State of), Series 2021, Ref. GO Bonds, 5.00%, 09/01/2041	1.24
Sacramento Area Flood Control Agency (Consolidated Capital Assessment District No.2), Series 2016, Ref. RB, 5.00%, 10/01/2047	1.10
Total	17.02

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE BofA California Long-Term Core Plus Municipal Securities Index	2.69%	(1.85)%	(5.45)%	1.43%	7.35%	3.70%	43.82%	3.66%	77.10%
Bloomberg Municipal Bond 20 Year Index	2.15	(1.55)	(4.57)	1.76	9.13	3.67	43.36	3.98	85.78
Fund
NAV Return	2.27	(1.97)	(5.81)	1.15	5.86	3.32	38.63	3.25	66.11
Market Price Return	2.91	(1.82)	(5.37)	1.22	6.24	3.46	40.56	3.22	65.34

6

Invesco California AMT-Free Municipal Bond ETF (PWZ) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—ICE BofA California Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch California Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 until July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through August 31, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and indices are based on the inception date of the Fund.

7

PCEF	Management’s Discussion of Fund Performance
Invesco CEF Income Composite ETF (PCEF)

As an index fund, the Invesco CEF Income Composite ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S-Network Composite Closed-End Fund IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the components of the Index. The Fund is a “fund of funds,” meaning that it invests its assets in the common shares of funds included in the Index rather than in individual securities (each, an “Underlying Fund” and collectively, the “Underlying Funds”).

S-Network Global Indexes, Inc. compiles, maintains and calculates the Index, which is designed to measure the overall performance of a universe of U.S.-listed closed-end funds that are organized under the laws of the United States and are principally engaged in asset management processes designed to produce taxable annual yield. Each Underlying Fund must have a stated objective to invest in taxable investment grade fixed-income securities, taxable high yield fixed-income securities or taxable options. The Index may include closed-end funds that are advised by an affiliate of Invesco Capital Management LLC, the Fund’s investment adviser. The Fund generally invests in each Underlying Fund in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 0.65%. On a net asset value (“NAV”) basis, the Fund returned 0.49%. During the same time period, the Index returned 0.43%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income received from the securities lending program in which the Fund participates, which was partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 15.94%. The Benchmark Index is an unmanaged index weighted by market capitalization, which is based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in investment grade and high yield fixed-income closed-end funds during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index can be attributed to the Fund’s fixed-income exposure, which generally underperformed the equity markets during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023 included Virtus Dividend, Interest & Premium Strategy Fund (portfolio average weight of 2.45%) followed by the BlackRock Innovation and Growth Term Trust (portfolio average weight of 3.78%). Positions that detracted most significantly from the Fund’s return included Highland Opportunities and Income Fund (portfolio average weight of 1.78%), and First Trust Intermediate Duration Preferred & Income Fund (portfolio average weight of 1.89%).

Asset Class Breakdown* (% of the Fund’s Net Assets) as of August 31, 2023
Bonds	32.36
Option Income	29.86
Bonds/High Yield	20.61
Equities	7.83
Fixed Income	5.93
Domestic Equity	3.33
Money Market Funds Plus Other Assets Less Liabilities	0.08

*	Reflects exposure achieved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	4.00
BlackRock Innovation and Growth Term Trust	3.78
BlackRock Health Sciences Term Trust	3.58
BlackRock ESG Capital Allocation Term Trust	3.01
BlackRock Science & Technology Term Trust	2.99
Virtus Dividend, Interest & Premium Strategy Fund	2.52
Nuveen Preferred & Income Securities Fund	2.51
BlackRock Corporate High Yield Fund, Inc.	2.17
Eaton Vance Tax-Managed Diversified Equity Income Fund	2.14
Eaton Vance Limited Duration Income Fund	1.87
Total	28.57

*	Excluding money market fund holdings.

8

Invesco CEF Income Composite ETF (PCEF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S-Network Composite Closed-End Fund IndexSM	0.43%	3.05%	9.45%	3.24%	17.27%	5.59%	72.28%	5.97%	119.16%
S&P 500® Index	15.94	10.52	35.00	11.12	69.43	12.81	233.79	13.12	429.69
Fund
NAV Return	0.49	2.96	9.16	3.09	16.42	5.26	67.03	5.60	108.85
Market Price Return	0.65	3.02	9.34	3.09	16.44	5.28	67.26	5.59	108.75

Fund Inception: February 19, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 1.99% includes the unitary management fee of 0.50% and acquired fund fees and expenses of 1.49%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indices are based on the inception date of the Fund.

9

GOVI	Management’s Discussion of Fund Performance
Invesco Equal Weight 0-30 Year Treasury ETF (GOVI)

Effective after the close of markets on August 25, 2023, the Invesco 1-30 Laddered Treasury ETF changed its name to Invesco Equal Weight 0-30 Year Treasury ETF (the “Fund”) and the underlying index changed from Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (the “Previous Index”) to ICE 1-30 Year Laddered Maturity US Treasury Index (the “Index”). At that time, the Fund also changed its ticker symbol from PLW to GOVI and changed its investment objective and investment policies.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index, and through August 25, 2023, the Previous Index. The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index, and through August 25, 2023, the Previous Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of up to 30 U.S. Treasury Notes or Bonds representing the annual February maturity ladder across the yield curve. Eligible securities must be U.S. dollar denominated sovereign debt publicly issued by the U.S. government in the U.S. domestic market. The Index is structured with 30 different annual maturity points, or “rungs,” which are equally weighted at each annual February rebalancing. Securities eligible for the Index must: (i) have a fixed coupon schedule; (ii) a minimum amount outstanding of $1 billion (excluding any amount held by the Federal Reserve’s System Open Market Account); and (iii) have at least 18 months to final maturity at the time of issuance. The Index Provider selects for each rung securities with February maturities, which, once selected, will remain in the Index, provided they continue to meet the eligibility criteria. If no February maturity is available for a given rung, then the next-closest maturing security is selected as long as it is within six months of the February target maturity.

The securities selected for each rung of the Index from 1 to 30 years are equally weighted. The weights of any rungs for which no securities are available are re-allocated equally to the securities of closest rungs on both sides of the ladder. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned (5.66)%. On a net asset value (“NAV”) basis, the Fund returned (6.07)%. During the same time period, the Blended – Invesco Equal Weight 0-30 Year Treasury ETF Index (a composite of the returns of the Previous Index through August 25, 2023, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended Index”) returned (5.85)%. During the fiscal year, the Fund fully replicated the components of the Blended Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the

Blended Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg U.S. Treasury Index (the “Benchmark Index”) returned (2.07)%. The Benchmark Index is an unmanaged index weighted by market capitalization, which is based on the average performance of approximately 300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the roughly 5-year average duration of the U.S. Treasury market.

Relative to the Benchmark Index, the Fund was most overweight in bonds with maturities of 11 years duration and most underweight in bonds with maturities of 8 years duration during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to bonds with maturities greater than 5 months.

For the fiscal year ended August 31, 2023, bonds with maturities of 5 months contributed most significantly to the Fund’s return. Bonds with maturities of 10 years detracted most significantly from the Fund’s return, followed by bonds with maturities of 19 years.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023 included U.S. Treasury Note, 2.75% coupon, due 2/15/2024 (portfolio average weight of 3.50%), and U.S. Treasury Bond, 7.63% coupon, due 2/15/2025 (portfolio average weight 3.40%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023 included U.S. Treasury Bond, 4.50% coupon, due 02/15/2036 (portfolio average weight of 6.71%) and U.S. Treasury Bond, 2.25% coupon, due 2/15/2052 (portfolio average weight 3.22%).

Duration Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Maturing in 0-5 Years	17.00
Maturing in 6-10 Years	20.31
Maturing in 11-15 Years	13.38
Maturing in 16-20 Years	16.56
Maturing in 21-25 Years	16.38
Maturing in 26-30 Years	16.20
Money Market Funds Plus Other Assets Less Liabilities	0.17

10

Invesco Equal Weight 0-30 Year Treasury ETF (GOVI) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
U.S. Treasury Bonds, 4.50%, 02/15/2036	6.70
U.S. Treasury Notes, 2.75%, 02/15/2024	3.46
U.S. Treasury Notes, 2.75%, 02/15/2028	3.43
U.S. Treasury Notes, 1.50%, 02/15/2030	3.42
U.S. Treasury Notes, 1.88%, 02/15/2032	3.40
U.S. Treasury Bonds, 5.25%, 02/15/2029	3.39
U.S. Treasury Bonds, 6.00%, 02/15/2026	3.38
U.S. Treasury Bonds, 6.63%, 02/15/2027	3.37
U.S. Treasury Notes, 3.50%, 02/15/2033	3.37
U.S. Treasury Bonds, 5.38%, 02/15/2031	3.37
Total	37.29

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Invesco Equal Weight 0-30 Year Treasury ETF Index	(5.85)%	(8.72)%	(23.94)%	(0.41)%	(2.02)%	1.54%	16.51%	3.42%	70.59%
ICE 1-30 Year Laddered Maturity US Treasury Index	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ryan/Nasdaq U.S. 1-30 Year Treasury Laddered Index	(5.84)	(8.71)	(23.93)	(0.40)	(2.00)	1.54	16.53	3.42	70.62
Bloomberg U.S. Treasury Index	(2.07)	(5.08)	(14.49)	0.19	0.97	0.93	9.69	2.36	44.89
Fund
NAV Return	(6.07)	(8.92)	(24.45)	(0.65)	(3.22)	1.29	13.69	3.14	63.48
Market Price Return	(5.66)	(8.84)	(24.25)	(0.60)	(2.97)	1.32	14.04	3.13	63.27

11

Invesco Equal Weight 0-30 Year Treasury ETF (GOVI) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.15% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Custom Equal Weight 0-30 Year Treasury ETF Index is comprised of the performance of the Previous Index from Fund inception through the conversion date, August 25, 2023, followed by the performance of the Index for the period August 26, 2023 through August 31, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and indices are based on the inception date of the Fund.

12

PVI	Management’s Discussion of Fund Performance
Invesco Floating Rate Municipal Income ETF (PVI)

Effective after the close of markets on August 25, 2023, the Invesco VRDO Tax-Free ETF changed its name to Invesco Floating Rate Municipal Income ETF (the “Fund”). As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the ICE US Municipal AMT-Free VRDO Constrained Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and calculates the Index, which is designed to track the performance of U.S. dollar denominated tax-exempt variable rate demand obligations (“VRDOs”) that are publicly issued by U.S. states and territories, and their political subdivisions, and that have interest rates that reset daily, weekly or monthly. Securities eligible for the Index must have at least one day remaining term to final maturity, at least $10 million amount outstanding, an investment grade rating (based on an average of ratings from Moody’s Investors Service, Inc., S&P Global Ratings, a division of S&P Global Inc., and Fitch Ratings, Inc). Securities whose interest is subject to the U.S. alternative minimum tax are excluded from the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 2.57%. On a net asset value (“NAV”) basis, the Fund returned 2.45%. During the same time period, the Index returned 2.04%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive effects of the sampling approach employed by the portfolio management team, which were partially offset by the fees and operating expenses incurred by the Fund and costs associated with portfolio rebalancing during the period.

During this same time period, the Bloomberg Municipal 1-Year Bond Index (the “Benchmark Index”) returned 1.83%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 7,700 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the market for municipal securities with no more than a 1-year duration.

Relative to the Benchmark Index, the Fund was most overweight in Florida bonds and most underweight in California bonds during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s allocation to California and New York bonds.

For the fiscal year ended August 31, 2023, New York bonds contributed most significantly to the Fund’s return, followed by

California bonds and Texas bonds, respectively. There were no states that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Louisiana (State of) Offshore Terminal Authority, 3.50% coupon, due 9/1/2033 (portfolio average weight of 5.03%), and Houston (City of), TX, 4.08% coupon, due 5/15/2034 (portfolio average weight of 5.03%). There were no detracting positions for the fiscal year ended August 31, 2023.

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Water Revenue	15.86
Local or GTD Housing	15.21
Port, Airport & Marina Revenue	12.71
Miscellaneous Revenue	9.34
Lease Revenue	7.05
Ad Valorem Property Tax	7.05
Electric Power Revenue	6.29
Health, Hospital, Nursing Home Revenue	5.79
Transit Revenue	4.03
Highway Tolls Revenue	3.77
College & University Revenue	3.02
Revenue Types Each Less Than 3%	5.91
Other Assets Less Liabilities	3.97

13

Invesco Floating Rate Municipal Income ETF (PVI) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2023
Security
Wyoming (State of) Community Development Authority, Series 2022-2, Ref. VRD RB, 4.05%, 06/01/2048	5.65
Houston (City of), TX, Series 2012 A, Ref. VRD RB, 4.08%, 05/15/2034	5.04
Louisiana (State of) Offshore Terminal Authority Deepwater Port (Loop LLC), Series 2013 B, Ref. VRD RB, 3.50%, 09/01/2033	5.03
Raleigh & Durham (Cities of), NC Airport Authority, Series 2008 C, Ref. VRD RB, 4.03%, 05/01/2036	5.03
Chelan County Public Utility District No. 1, Series 2008 B, Ref. VRD RB, 3.40%, 07/01/2032	5.03
San Mateo (City of), CA Joint Powers Financing Authority (Public Safety), Series 2007 A, VRD RB, 2.75%, 04/01/2039	4.53
Pasadena Independent School District, Series 2005 B, VRD GO Bonds, 4.05%, 02/01/2035	4.53
Metropolitan Transportation Authority, Subseries 2013 G, Ref. VRD RB, 3.97%, 11/01/2026	4.03
Emmaus (Borough of), PA General Authority, Series 1996, VRD RB, 3.45%, 12/01/2028	4.03
West Palm Beach (City of), FL, Series 2008 C, VRD RB, 3.45%, 10/01/2038	3.78
Total	46.68

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE US Municipal AMT-Free VRDO Constrained Index	2.04%	0.83%	2.50%	0.96%	4.89%	0.69%	7.17%	0.74%	12.43%
Bloomberg Municipal 1-Year Bond Index	1.83	0.28	0.83	1.08	5.53	0.93	9.70	1.41	24.65
Fund
NAV Return	2.45	0.80	2.42	0.87	4.43	0.55	5.66	0.72	12.08
Market Price Return	2.57	0.84	2.55	0.90	4.56	0.56	5.78	0.73	12.21

14

Invesco Floating Rate Municipal Income ETF (PVI) (continued)

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

-

The Blended-ICE US Municipal AMT-Free VRDO Constrained Index is comprised of the performance of the Thomson Municipal Market Data VRDO Index, the Fund’s underlying index from Fund inception through the conversion date, August 5, 2010, followed by the performance of the Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index, the Fund’s underlying index for the period August 5, 2010 through March 24, 2021, followed by the performance of the Index for the period March 24, 2021 through August 31, 2023.

15

PHB	Management’s Discussion of Fund Performance
Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

As an index fund, the Invesco Fundamental High Yield® Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the RAFI® Bonds U.S. High Yield 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Research Affiliates, LLC (the “Index Provider”) or its agent compiles and calculates the Index, which is designed to measure the performance of U.S. dollar-denominated high yield corporate bonds that are SEC-registered securities, Rule 144A securities under the Securities Act of 1933 (the “Securities Act”), or Section 3(a)(2) securities under the Securities Act with registration rights (issued after July 31, 2013) and whose issuers are public companies domiciled in the United States. The Index selects and weights securities based on the Fundamental Index® approach developed by the Index Provider that uses four fundamental factors of company size: book value of assets, gross sales, gross dividends and cash flow. Only non-convertible, non-exchangeable, non-zero, fixed coupon high-yield corporate bonds qualify for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 6.64%. On a net asset value (“NAV”) basis, the Fund returned 6.09%. During the same time period, the Index returned 6.33%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned 7.16%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. high-yield corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the consumer finance industry and most underweight in the media industry during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the office REITs industry.

For the fiscal year ended August 31, 2023, the hotels, restaurants & leisure industry contributed most significantly to the Fund’s return, followed by the consumer finance and oil, gas & consumable fuels industries, respectively. The office REITs industry detracted most significantly from the Fund’s return, followed by the food products industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Royal Caribbean Cruises Ltd., 3.70% coupon, due 3/15/2028, a hotels, restaurants & leisure company (portfolio average weight of 1.13%), and TransDigm, Inc., 5.50% coupon, due 11/15/2027, an aerospace & defense company (portfolio average weight of 1.44%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included MPT Operating Partnership LP / MPT Finance Corp., 5.00% coupon, due 10/15/2027, a health care REIT company (portfolio average weight of 0.40%), and MPT Operating Partnership LP / MPT Finance Corp., 3.50% coupon, due 3/15/2031, a health care REIT company (portfolio average weight of 0.41%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Consumer Discretionary	25.68
Industrials	13.42
Materials	9.93
Energy	9.50
Financials	8.94
Information Technology	8.02
Real Estate	6.35
Utilities	6.19
Health Care	5.63
Communication Services	3.76
Consumer Staples	0.99
Money Market Funds Plus Other Assets Less Liabilities	1.59

Credit Quality Rating (S&P)* (% of the Fund’s Net Assets) as of August 31, 2023
BBB	16.01
BB	72.15
B	9.25
Not Rated	1.00
Money Market Funds Plus Other Assets Less Liabilities	1.59

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

16

Invesco Fundamental High Yield® Corporate Bond ETF (PHB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—RAFI® Bonds U.S. High Yield 1-10 Index	6.33%	1.52%	4.62%	3.40%	18.22%	4.27%	51.98%	4.64%	104.75%
Bloomberg US Corporate High Yield Index	7.16	1.81	5.53	3.32	17.74	4.47	54.84	6.24	159.96
Fund
NAV Return	6.09	1.03	3.13	2.68	14.16	3.46	40.49	3.17	63.67
Market Price Return	6.64	1.07	3.25	2.72	14.37	3.48	40.85	3.02	60.07

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indices are based on the inception date of the Fund.

-

The Blended-RAFI® Bonds U.S. High Yield 1-10 Index is comprised of the performance of the Wells Fargo® High Yield Bond Index, the Fund’s previous index, from Fund inception through the conversion date, August 2, 2010, followed by the performance of the Index starting at the conversion date through August 31, 2023.

17

PFIG	Management’s Discussion of Fund Performance
Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

As an index fund, the Invesco Fundamental Investment Grade Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the RAFI® Bonds U.S. Investment Grade 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Research Affiliates, LLC (the “Index Provider”) or its agent compiles and calculates the Index, which is designed to measure the performance of U.S. dollar-denominated investment grade corporate bonds that are SEC-registered securities, or Rule 144A securities under the Securities Act of 1933 (the “Securities Act”), or Section 3(a)(2) securities under the Securities Act with registration rights (issued after July 31, 2013) and whose issuers are public companies domiciled in the United States. The Index selects and weights securities based on the Fundamental Index® approach developed by the Index Provider that uses four fundamental factors of company size: book value of assets, gross sales, gross dividends and cash flow. Only non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds qualify for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 1.46%. On a net asset value (“NAV”) basis, the Fund returned 1.20%. During the same time period, the Index returned 1.41%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 0.90%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 7,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the insurance industry and most underweight in the banks industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the insurance industry.

For the fiscal year ended August 31, 2023, the insurance industry contributed most significantly to the Fund’s return, followed by the oil, gas & consumable fuels and health care providers & services industries, respectively. The broadline retail industry detracted most significantly from the Fund’s return, followed by the real estate management & development and office REITs industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included JPMorgan Chase & Co., 2.95% coupon, due 10/1/2026, a banks company (portfolio average weight of 1.09%), and Citigroup, Inc., 6.63% coupon, due 6/15/2032, a banks company (portfolio average weight of 0.42%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included U.S. Bancorp, 1.38% coupon, due 7/22/2030, a banks company (portfolio average weight of 0.22%), and Johnson & Johnson, 1.30% coupon, due 9/1/2030, a pharmaceuticals company (portfolio average weight of 0.29%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Financials	20.62
Health Care	11.22
Information Technology	11.15
Industrials	10.24
Consumer Staples	10.07
Consumer Discretionary	8.18
Utilities	6.99
Energy	5.84
Real Estate	5.28
Communication Services	5.12
Materials	4.30
Money Market Funds Plus Other Assets Less Liabilities	0.99

Credit Quality Rating (S&P)* (% of the Fund’s Net Assets) as of August 31, 2023
AAA	1.49
AA	8.13
A	33.52
BBB	55.87
Money Market Funds Plus Other Assets Less Liabilities	0.99

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

18

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
JPMorgan Chase & Co., 2.95%, 10/01/2026	1.07
Bank of America Corp., 3.25%, 10/21/2027	0.90
Microsoft Corp., 3.30%, 02/06/2027	0.82
Morgan Stanley, 3.63%, 01/20/2027	0.58
Apple, Inc., 1.65%, 02/08/2031	0.49
Cisco Systems, Inc., 2.50%, 09/20/2026	0.48
Berkshire Hathaway Energy Co., 3.70%, 07/15/2030	0.48
Apple, Inc., 3.25%, 02/23/2026	0.46
Walmart, Inc., 3.90%, 09/09/2025	0.46
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	0.44
Total	6.18

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
RAFI® Bonds U.S. Investment Grade 1-10 Index	1.41%	(2.51)%	(7.34)%	1.75%	9.06%	2.33%	25.86%	2.45%	33.57%
Bloomberg U.S. Corporate Index	0.90	(4.17)	(11.98)	1.41	7.24	2.58	28.98	2.84	39.85
Fund
NAV Return	1.20	(2.70)	(7.88)	1.51	7.80	2.07	22.79	2.11	28.38
Market Price Return	1.46	(2.70)	(7.88)	1.50	7.75	2.13	23.43	2.12	28.50

19

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

Fund Inception: September 15, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.22% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indices are based on the inception date of the Fund.

20

PZA	Management’s Discussion of Fund Performance
Invesco National AMT-Free Municipal Bond ETF (PZA)

As an index fund, the Invesco National AMT-Free Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA National Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of U.S. dollar-denominated, tax-exempt municipal debt publicly issued by U.S. states and territories and their political subdivisions, in the U.S. domestic market. Such securities are exempt from the federal alternative minimum tax and are considered investment grade based on an average of ratings by S&P Global Ratings, a division of S&P Global Inc., Moody’s Investors Service, Inc. and Fitch Ratings Inc. To be eligible for inclusion in the Index, such securities must have a term of at least 15 years remaining to final maturity, a fixed coupon schedule, and a minimum amount outstanding of $25 million per maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 2.08%. On a net asset value (“NAV”) basis, the Fund returned 2.00%. During the same time period, the Index returned 2.26%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Municipal Bond 20 Year Index (the “Benchmark Index”) returned 2.15%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 5,800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in New York bonds and most underweight in California bonds during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within Louisiana bonds.

For the fiscal year ended August 31, 2023, New York bonds contributed most significantly to the Fund’s return, followed by California bonds. Louisiana bonds detracted most significantly from the Fund’s return, followed by North Dakota bonds.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included San Diego Unified School District (Election of 2012), 4.00% coupon, due

7/1/2050 (portfolio average weight of 0.60%), and Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), 4.00% coupon, due 5/15/2057 (portfolio average weight of 0.40%). Positions that detracted most significantly from the Fund’s return included Massachusetts (Commonwealth of), 5.00% coupon, due 11/1/2048 (portfolio average weight of 0.82%), and Chicago (City of), IL Transit Authority, 5.00% coupon, due 12/1/2051 (portfolio average weight of 0.05%).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Ad Valorem Property Tax	16.74
Health, Hospital, Nursing Home Revenue	16.00
Water Revenue	8.52
College & University Revenue	8.43
Income Tax Revenue	7.85
Sales Tax Revenue	6.63
Highway Tolls Revenue	6.35
Lease Revenue	5.01
Miscellaneous Revenue	4.52
Electric Power Revenue	4.25
Port, Airport & Marina Revenue	3.57
Revenue Types Each Less Than 3%	11.00
Other Assets Less Liabilities	1.13

21

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2023
Security
Massachusetts (Commonwealth of), Series 2022 E, GO Bonds, 5.00%, 11/01/2048	0.80
Miami Beach (City of), FL, Series 2015, RB, 5.00%, 09/01/2040	0.60
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2021 A, Ref. RB, 4.00%, 11/15/2050	0.60
San Diego Unified School District (Election of 2012), Series 2020 M-2, GO Bonds, 4.00%, 07/01/2050	0.59
Los Angeles (County of), CA Public Works Financing Authority, Series 2016 D, RB, 5.00%, 12/01/2045	0.51
Licking Heights Local School District, Series 2022, GO Bonds, 5.50%, 10/01/2059	0.47
Grand Parkway Transportation Corp. (TELA Supported), Series 2018 A, RB, 5.00%, 10/01/2043	0.45
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2017 C-2, RB, 5.00%, 11/15/2042	0.44
University of California, Series 2016 AR, Ref. RB, 5.00%, 05/15/2046	0.42
Jurupa Unified School District, Series 2017 B, GO Bonds, 4.00%, 08/01/2041	0.42
Total	5.30

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE BofA National Long-Term Core Plus Municipal Securities Index	2.26%	(1.89)%	(5.57)%	1.45%	7.46%	3.54%	41.60%	3.69%	77.94%
Bloomberg Municipal Bond 20 Year Index	2.15	(1.55)	(4.57)	1.76	9.13	3.67	43.36	3.98	85.78
Fund
NAV Return	2.00	(2.31)	(6.78)	0.98	5.01	3.26	37.84	3.19	64.68
Market Price Return	2.08	(2.33)	(6.83)	0.97	4.93	3.35	39.06	3.13	63.06

22

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-ICE BofA National Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch National Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through August 31, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and indices are based on the inception date of the Fund.

23

PZT	Management’s Discussion of Fund Performance
Invesco New York AMT-Free Municipal Bond ETF (PZT)

As an index fund, the Invesco New York AMT-Free Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA New York Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of U.S. dollar-denominated, tax-exempt municipal debt publicly issued by New York or any U.S. territory and their political subdivisions in the U.S. domestic market. Such securities are exempt from the federal alternative minimum tax and are considered investment grade based on an average of ratings by S&P Global Ratings, a division of S&P Global Inc., Moody’s Investors Service, Inc. and Fitch Ratings Inc. To be eligible for inclusion in the Index, such securities must have a term of at least 15 years remaining to final maturity, a fixed coupon schedule, and a minimum amount outstanding of $25 million per maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 1.88%. On a net asset value (“NAV”) basis, the Fund returned 2.15%. During the same time period, the Index returned 3.11%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as costs associated with portfolio rebalancing, sampling, trading and the security selection within New York bonds.

During this same time period, the Bloomberg Municipal Bond 20 Year Index (the “Benchmark Index”) returned 2.15%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 5,800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the market for municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in New York bonds and most underweight in California bonds during the fiscal year ended August 31, 2023.

For the fiscal year ended August 31, 2023, New York bonds were the only contributor to the Fund’s return. There were no states that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return included New York (State of) Dormitory Authority, 4.00% coupon, due 2/15/2044 (portfolio average weight of 2.71%), and New

York (State of) Power Authority (Green Transmission), 4.00% coupon, due 11/15/2052 (portfolio average weight of 4.23%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included New York (City of), NY Transitional Finance Authority, 3.00% coupon, due 11/1/2047 (portfolio average weight of 1.70%), and New York (State of) Thruway Authority, 3.00% coupon, due 3/15/2049 (portfolio average weight of 0.85%).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Water Revenue	12.17
Electric Power Revenue	12.17
Income Tax Revenue	11.23
Miscellaneous Revenue	8.79
Highway Tolls Revenue	8.57
Lease Revenue	7.76
College & University Revenue	7.56
Health, Hospital, Nursing Home Revenue	6.83
Ad Valorem Property Tax	5.51
Hotel Occupancy Tax	4.43
Transit Revenue	3.75
Port, Airport & Marina Revenue	3.71
Revenue Types Each Less Than 3%	6.40
Other Assets Less Liabilities	1.12

24

Invesco New York AMT-Free Municipal Bond ETF (PZT) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2023
Security
New York (State of) Power Authority (Green Transmission) (Green Bonds), Series 2022, RB, 4.00%, 11/15/2052	4.22
Battery Park (City of), NY Authority (Sustainability Bonds), Series 2019, RB, 5.00%, 11/01/2049	2.96
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2021 A, RB, 5.00%, 11/15/2051	2.95
New York (State of) Dormitory Authority (Bidding Group 3), Series 2017 B, Ref. RB, 4.00%, 02/15/2044	2.71
New York (State of) Utility Debt Securitization Authority, Series 2017, RB, 5.00%, 12/15/2038	2.41
New York (City of), NY, Series 2019 B-1, GO Bonds, 5.00%, 10/01/2039	2.38
New York (City of), NY Municipal Water Finance Authority, Series 2021 AA-1, RB, 5.00%, 06/15/2048	2.37
Long Island (City of), NY Power Authority, Series 2016 B, Ref. RB, 5.00%, 09/01/2041	2.33
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB, 5.00%, 11/15/2045	2.27
New York (City of), NY Municipal Water Finance Authority, Series 2023 D, Ref. RB, 4.13%, 06/15/2047	2.20
Total	26.80

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE BofA New York Long-Term Core Plus Municipal Securities Index	3.11%	(1.75)%	(5.17)%	1.31%	6.73%	3.59%	42.30%	3.39%	69.80%
Bloomberg Municipal Bond 20 Year Index	2.15	(1.55)	(4.57)	1.76	9.13	3.67	43.36	3.98	85.78
Fund
NAV Return	2.15	(2.11)	(6.21)	1.18	6.02	3.19	36.83	2.88	57.12
Market Price Return	1.88	(2.28)	(6.68)	1.19	6.11	3.29	38.26	2.81	55.21

25

Invesco New York AMT-Free Municipal Bond ETF (PZT) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-ICE BofA New York Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch New York Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through August 31, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

26

PGX	Management’s Discussion of Fund Performance
Invesco Preferred ETF (PGX)

As an index fund, the Invesco Preferred ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA Core Plus Fixed Rate Preferred Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) selects securities for the Index, which is a market capitalization-weighted index designed to measure the performance of the fixed rate U.S. dollar-denominated preferred securities market. The Index includes both traditional and other preferred securities. Unlisted preferred securities are excluded from the Index, but unlisted senior or subordinated debt-like securities are eligible for inclusion. The Index may include Rule 144A securities. Securities are selected for the Index using a rules-based methodology. Qualifying securities must be rated at least B3 (based on an average of ratings by Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)) and must have an investment grade country risk profile (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned (3.56)%. On a net asset value (“NAV”) basis, the Fund returned (3.48)%. During the same time period, the Index returned (3.32)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses incurred by the Fund and costs associated with portfolio rebalancing during the period, which were partially offset by the positive effects of the sampling approach employed by the portfolio management team.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 0.58%. The Benchmark Index is an unmanaged index weighted by modified market capitalization, which is based on the average performance of approximately 300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the preferred stock market, which includes convertible preferred stocks.

Relative to the Benchmark Index, the Fund was most overweight in the insurance industry and most underweight in the banks industry during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the insurance industry.

For the fiscal year ended August 31, 2023, the insurance industry contributed most significantly to the Fund’s return, followed by the electric utilities industry. The banks industry detracted most significantly from the Fund’s return, followed by the diversified telecommunication services industry.

Positions that contributed most significantly to the Fund’s return included Reinsurance Group of America, Inc., 7.13%, an insurance company (portfolio average weight 0.75%), and AT&T, Inc., 4.75%, a diversified telecommunication services company (portfolio average weight 1.34%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included Qwest Corp., 6.50%, a diversified telecommunication services company (portfolio average weight 0.50%), and Qurate Retail, Inc., Pfd., 8.00%, a broadline retail company (portfolio average weight 0.06%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Financials	68.97
Utilities	10.71
Real Estate	7.87
Communication Services	6.96
Consumer Discretionary	3.07
Sector Types Each Less Than 3%	1.93
Money Market Funds Plus Other Assets Less Liabilities	0.49

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
JPMorgan Chase & Co., Series EE, Pfd., 6.00%,	1.80
JPMorgan Chase & Co., Series DD, Pfd., 5.75%,	1.63
Wells Fargo & Co., Series Z, Pfd., 4.75%,	1.57
JPMorgan Chase & Co., Series MM, Pfd., 4.20%,	1.47
JPMorgan Chase & Co., Series LL, Pfd., 4.63%,	1.44
AT&T, Inc., Series C, Pfd., 4.75%,	1.35
Bank of America Corp., Series KK, Pfd., 5.38%,	1.28
Bank of America Corp., Series GG, Pfd., 6.00%,	1.28
AT&T, Inc., Pfd., 5.35%, 11/01/2066	1.20
Capital One Financial Corp., Series I, Pfd., 5.00%,	1.16
Total	14.18

*	Excluding money market fund holdings.

27

Invesco Preferred ETF (PGX) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE BofA Core Plus Fixed Rate Preferred Securities Index	(3.32)%	(3.66)%	(10.57)%	0.39%	1.96%	3.95%	47.27%	3.07%	60.23%
S&P U.S. Preferred Stock Index	0.58	(0.57)	(1.71)	1.74	8.99	4.23	51.40	4.41	95.77
Fund
NAV Return	(3.48)	(3.88)	(11.19)	0.18	0.91	3.68	43.48	2.56	48.23
Market Price Return	(3.56)	(4.01)	(11.56)	0.14	0.68	3.67	43.44	2.44	45.68

Fund Inception: January 31, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indices are based on the inception date of the Fund.

-

The Blended-ICE BofA Core Plus Fixed Rate Preferred Securities Index is comprised of the performance of The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index, the Fund’s previous underlying index, from Fund inception through the conversion date, April 1, 2012, followed by the performance of the Index starting from the conversion date through August 31, 2023.

28

TBLL	Management’s Discussion of Fund Performance
Invesco Short Term Treasury ETF (TBLL)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco Treasury Collateral ETF to Invesco Short Term Treasury ETF (the “Fund”) and the Fund also changed its ticker symbol from CLTL to TBLL.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the ICE U.S. Treasury Short Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of U.S. Treasury Obligations with a maximum remaining maturity of less than or equal to 12 months. “U.S. Treasury Obligations” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. They include U.S. Treasury notes, bills and bonds. The Fund expects to invest 100% of its total assets in cash and U.S. Treasury Obligations with a maximum remaining maturity of less than 12 months.

The Index includes all publicly-issued, non-convertible U.S. Treasury Obligations that: (i) are issued in U.S. dollars, (ii) have a minimum remaining maturity greater than one month and a maximum remaining maturity of less than or equal to 12 months at the time of rebalance, (iii) have a fixed coupon schedule, and (iv) have a minimum amount outstanding of $300 million. The Index excludes inflation-linked securities, original issue zero coupon securities, floating rate notes, any government agency debt issued with or without a government guarantee and Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The Index uses a market value-weighted methodology. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 4.03%. On a net asset value (“NAV”) basis, the Fund returned 3.98%. During the same time period, the Index returned 4.08%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended August 31, 2023, bonds with maturities between 1-2 months duration contributed most significantly to the Fund’s return. Bonds with maturities between 7-8 months duration detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included U.S. Treasury Note, coupon 0.50%- 2.88%, due 11/30/2023 (portfolio average weight of 3.03%), and U.S. Treasury Note, coupon 0.38 – 2.88%, due 10/31/2023 (portfolio average weight of 2.55%). Positions that detracted most significantly from the Fund’s return included U.S. Treasury Bill, due 6/13/2024 (portfolio average weight of 1.37%), and Treasury Bill, due 7/11/2024 (portfolio average weight of 1.36%).

Security Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
U.S. Treasury Bills	51.46
U.S. Treasury Notes	47.63
Money Market Funds Plus Other Assets Less Liabilities	0.91

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
U.S. Treasury Bills, 5.73%, 10/05/2023	3.54
U.S. Treasury Notes, 0.50%, 11/30/2023	3.02
U.S. Treasury Notes, 0.13%, 12/15/2023	2.67
U.S. Treasury Notes, 1.63%, 10/31/2023	2.64
U.S. Treasury Bills, 5.56%, 11/02/2023	2.57
U.S. Treasury Notes, 0.25%, 11/15/2023	2.56
U.S. Treasury Notes, 0.38%, 10/31/2023	2.54
U.S. Treasury Notes, 2.75%, 11/15/2023	2.43
U.S. Treasury Bills, 5.59%, 10/26/2023	2.36
U.S. Treasury Notes, 0.13%, 01/15/2024	2.31
Total	26.64

*	Excluding money market fund holdings.

29

Invesco Short Term Treasury ETF (TBLL) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
ICE U.S. Treasury Short Bond Index	4.08%	1.41%	4.28%	1.67%	8.64%	1.55%	10.73%
Fund
NAV Return	3.98	1.37	4.17	1.62	8.35	1.49	10.32
Market Price Return	4.03	1.40	4.24	1.62	8.37	1.50	10.35

Fund Inception: January 12, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.08% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

30

BAB	Management’s Discussion of Fund Performance
Invesco Taxable Municipal Bond ETF (BAB)

As an index fund, the Invesco Taxable Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA US Taxable Municipal Securities Plus Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of U.S. dollar-denominated taxable municipal debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.

Securities eligible for inclusion in the Index must have: (i) at least 18 months to final maturity at the time of issuance, (ii) at least one year remaining term to final maturity, (iii) a fixed coupon schedule, including zero coupon bonds, and (iv) an investment grade rating (based on an average of ratings by Moody’s Investors Service, Inc., S&P Global Ratings, a division of S&P Global Inc., and Fitch Ratings, Inc.). Component securities also must have a minimum amount outstanding that varies according to the bond’s initial term to final maturity at time of issuance: maturities between 1-5 years must have at least $10 million outstanding; maturities between 5-10 years must have at least $15 million outstanding; and maturities of 10 years or more must have at least $25 million outstanding.

The Index excludes secondarily issued securities, securities issued under the Municipal Liquidity Facility or a municipal commercial paper program, Rule 144A securities and securities in legal default. However, it may include bonds eligible to participate in the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid (“Build America Bonds”). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal and state income tax. The Index does not include bonds that, under the Build America Bond program, are eligible for tax credits. Build America Bonds must have at least $1 million outstanding to be eligible for inclusion in the Index.

The Index uses a market capitalization-weighted methodology, weighting its constituent bonds using a factor that equals their current amount outstanding multiplied by their market price, plus accrued interest. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned (0.59)%. On a net asset value (“NAV”) basis, the Fund returned (0.70)%. During the same time period, the Index returned (0.50)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, ICE BofA U.S. Corporate Master Index returned 0.98% and the Bloomberg U.S. Aggregate Bond Index returned (1.19)% (each, a “Benchmark Index” and collectively, the “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 9,600 securities and 12,700 securities, respectively. These Benchmark Indices were selected for their recognition in the marketplace, and their performance comparisons are a useful measure for investors as broad representations of the market for investment grade corporate debt with at least one year to maturity, and the market for U.S. investment grade, fixed-rate bonds, respectively.

Relative to the ICE BofA U.S. Corporate Master Index, the majority of the Fund’s underperformance during the period can be attributed to the Fund’s overweight allocation to California bonds. Relative to the Bloomberg U.S. Aggregate Bond Index, the majority of the Fund’s outperformance can be attributed to the Fund’s overweight allocation to Illinois bonds.

For the fiscal year ended August 31, 2023, Illinois bonds contributed most significantly to the Fund’s return, followed by New York and New Jersey bonds, respectively. California bonds detracted most significantly from the Fund’s return, followed by Pennsylvania and Michigan bonds, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Chicago (City of), IL, 6.21% coupon, due 1/1/2036 (portfolio average weight of 0.33%), and South Carolina Student Loan Corp., 3.59% coupon, due 12/1/2039 (portfolio average weight of 0.15%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended August 31, 2023, included University of California, 4.50% coupon, due 5/15/2052 (portfolio average weight of 0.06%), and Allegheny (County of), PA, 2.09% coupon, due 11/1/2033 (portfolio average weight of 0.05%).

31

Invesco Taxable Municipal Bond ETF (BAB) (continued)

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Ad Valorem Property Tax	21.03
College & University Revenue	12.96
Miscellaneous Revenue	7.52
Port, Airport & Marina Revenue	7.51
Electric Power Revenue	7.37
General Fund	6.48
Sales Tax Revenue	5.87
Lease Revenue	5.53
Water Revenue	5.25
Highway Tolls Revenue	3.79
Health, Hospital, Nursing Home Revenue	3.72
Revenue Types Each Less Than 3%	11.02
Money Market Funds Plus Other Assets Less Liabilities	1.95

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
California (State of), Series 2009, GO Bonds, 7.55%, 04/01/2039	1.37
California (State of), Series 2009, GO Bonds, 7.50%, 04/01/2034	1.14
California (State of), Series 2009, GO Bonds, 7.30%, 10/01/2039	1.10
University of California, Series 2020 BG, RB, 1.32%, 05/15/2027	0.81
University of California, Series 2019 BD, RB, 3.35%, 07/01/2029	0.80
Texas (State of) Transportation Commission State Highway Fund, Series 2010 B, RB, 5.18%, 04/01/2030	0.78
American Municipal Power, Inc. (Combined Hydroelectric), Series 2010 B, RB, 8.08%, 02/15/2050	0.69
California (State of), Series 2009, GO Bonds, 7.35%, 11/01/2039	0.66
Board of Regents of the University of Texas System (Build America Bonds), Series 2010 C, RB, 4.64%, 08/15/2030	0.65
Illinois (State of), Series 2010 2, GO Bonds, 6.90%, 03/01/2035	0.65
Total	8.65

*	Excluding money market fund holdings.

32

Invesco Taxable Municipal Bond ETF (BAB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE BofA US Taxable Municipal Securities Plus Index	(0.50)%	(4.47)%	(12.82)%	1.25%	6.40%	3.74%	44.40%	4.88%	92.76%
ICE BofA U.S. Corporate Master Index	0.98	(3.94)	(11.37)	1.51	7.81	2.65	29.88	3.59	62.54
Bloomberg U.S. Aggregate Bond Index	(1.19)	(4.41)	(12.65)	0.49	2.47	1.48	15.86	2.12	33.51
Fund
NAV Return	(0.70)	(5.05)	(14.41)	0.76	3.85	3.38	39.49	4.68	87.95
Market Price Return	(0.59)	(5.06)	(14.42)	0.88	4.46	3.49	40.89	4.66	87.37

Fund Inception: November 17, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indices are based on the inception date of the Fund.

-

The Blended-ICE BofA US Taxable Municipal Securities Plus Index is comprised of the performance of the ICE BofA Build America Bond Index, the Fund’s previous underlying index, from Fund inception through the conversion date, May 31, 2017, followed by the performance of the Index starting at the conversion date through August 31, 2023.

33

VRP	Management’s Discussion of Fund Performance
Invesco Variable Rate Preferred ETF (VRP)

As an index fund, the Invesco Variable Rate Preferred ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE Variable Rate Preferred & Hybrid Securities Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the components of the Index, as well as American depositary receipts (“ADRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and calculates the Index, a market capitalization-weighted index designed to track the performance of floating and variable rate investment grade and below investment grade U.S. dollar denominated preferred stock, as well as certain types of hybrid securities that are, in the judgment of the Index Provider, comparable to preferred stocks, that are issued by corporations in the U.S. domestic market. To be eligible for inclusion in the Index, the preferred stock or hybrid security must: (i) be publicly issued, (ii) be U.S.-registered or exempt from registration in the United States, (iii) have at least one day remaining to maturity and at least 18 months to maturity at the time of its issuance, (iv) be issued in either $25 or $1,000 par value increments, and (v) have a floating rate coupon or dividend, and must meet other minimum liquidity, trading volume and other requirements, as determined by the Index Provider.

In general, preferred stock is a class of equity security that pays distributions to preferred stockholders. Preferred stockholders have priority over common stockholders in the payment of specified dividends, such that preferred stockholders receive dividends before any dividends are paid to common stockholders. In addition, preferred stock takes precedence over common stock in receiving proceeds from an issuer in the event of the issuer’s liquidation, but is generally junior to debt, including senior and subordinated debt. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights. Preferred stocks often have a liquidation value that equals the original purchase price of the stock at the time of issuance. Preferred stocks have economic characteristics similar to fixed-income securities; for example, preferred stocks generally pay dividends at a specified rate, which may be fixed or variable. Variable- or floating-rate preferred stocks pay dividends at rates that adjust periodically according to formulae intended generally to reflect market rates of interest, float at a fixed margin above a generally recognized base lending rate, or are reset or re-determined on specified dates (such as the last day of a month or calendar quarter). Dividends may be paid on a variable rate percentage of the fixed par value at which the preferred stock is issued. The Index may include fixed-to-floating rate preferred securities, which are securities that have an initial term with a fixed dividend rate and following this initial term bear a floating dividend rate.

Hybrid securities that are comparable to preferred stock are those securities that, like traditional preferred stock, have preference over the common stock within an issuer’s capital structure, and are issued and traded in a similar manner to traditional preferred stock. Like preferred stock (but unlike debt securities or common stock), hybrid securities have the ability to defer dividend payments to stockholders and to extend their maturity dates to different durations. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 4.83%. On a net asset value (“NAV”) basis, the Fund returned 4.68%. During the same time period, the Index returned 4.99%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 0.58%. The Benchmark Index is an unmanaged index weighted by modified market capitalization and based on the average performance of approximately 300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the primarily fixed-rate preferred stock market.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the capital markets industry during the fiscal year ended August 31, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the banks industry.

For the fiscal year ended August 31, 2023, the banks industry contributed most significantly to the Fund’s return, followed by the oil, gas & consumable fuels and capital markets industries, respectively. The consumer finance industry detracted most significantly from the Fund’s return, followed by the machinery and media industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included General Electric Co., Series D, 8.88%, an industrial conglomerates company (portfolio average weight of 1.26%), and Citigroup Capital XIII, Pfd., 12.00%, a financial services company (portfolio average weight of 1.24%). Positions that detracted most significantly from the Fund’s return included Ally Financial, Inc., 4.70%, a consumer finance company (portfolio average weight of 0.46%) and PNC Financial Services Group, Inc. (The), Series W, 6.25%, a banks company (portfolio average weight of 0.64%).

34

Invesco Variable Rate Preferred ETF (VRP) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Financials	72.60
Energy	12.23
Utilities	8.98
Sector Types Each Less Than 3%	5.53
Money Market Funds Plus Other Assets Less Liabilities	0.66

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Wells Fargo & Co., Series BB, 3.90%,	1.46
JPMorgan Chase & Co., Series HH, 4.60%,	1.32
General Electric Co., Series D, 8.88%,	1.24
Citigroup Capital XIII, Pfd., 12.00%, 10/30/2040	1.23
BP Capital Markets PLC, 4.38%,	1.14
Charles Schwab Corp. (The), Series G, 5.38%,	1.12
BP Capital Markets PLC, 4.88%,	1.09
JPMorgan Chase & Co., Series FF, 5.00%,	1.05
Bank of America Corp., Series FF, 5.88%,	0.99
Vodafone Group PLC, 7.00%, 04/04/2079	0.97
Total	11.61

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended—ICE Variable Rate Pfd & Hybrid Securities Index	4.99%	2.03%	6.22%	3.19%	17.02%	4.24%	47.31%
S&P U.S. Preferred Stock Index	0.58	(0.57)	(1.71)	1.74	8.99	3.48	37.63
Fund
NAV Return	4.68	1.71	5.21	2.93	15.55	3.97	43.78
Market Price Return	4.83	1.63	4.96	2.97	15.74	3.94	43.44

35

Invesco Variable Rate Preferred ETF (VRP) (continued)

Fund Inception: May 1, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indices are based on the inception date of the Fund.

-

The Blended-ICE Variable Rate Preferred & Hybrid Securities Index is comprised of the performance of the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index, the Fund’s previous underlying index, from Fund inception through the conversion date, June 30, 2021, followed by the performance of the Index starting at the conversion date through August 31, 2023.

36

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

37

Invesco California AMT-Free Municipal Bond ETF (PWZ)

August 31, 2023

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-97.39%
California-97.39%
Alameda (City of), CA Corridor Transportation Authority, Series 2022 C, RB, (INS - AGM)(a)	5.00%	10/01/2052	$1,000	$1,058,359
Alameda (County of), CA Transportation Commission, Series 2022, RB	5.00%	03/01/2045	1,750	1,911,865
Alvord Unified School District, Series 2023 A, GO Bonds, (INS - BAM)(a)	5.00%	08/01/2052	1,500	1,613,043
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 S-7, Ref. RB	4.00%	04/01/2042	3,000	2,982,652
Bay Area Toll Authority (San Francisco Bay Area), Series 2017, Ref. RB	4.00%	04/01/2038	150	150,649
Burbank (City of), CA, Series 2023, RB	5.00%	06/01/2048	2,520	2,685,423
California (State of), Series 2013, GO Bonds	5.00%	11/01/2043	3,165	3,171,671
California (State of), Series 2014, GO Bonds	5.00%	10/01/2044	1,000	1,012,207
California (State of), Series 2014, Ref. GO Bonds	4.00%	11/01/2044	520	516,102
California (State of), Series 2015, GO Bonds	4.00%	03/01/2045	195	192,903
California (State of), Series 2015, GO Bonds	5.00%	03/01/2045	1,000	1,019,452
California (State of), Series 2015, GO Bonds	5.00%	08/01/2045	1,100	1,127,150
California (State of), Series 2016, GO Bonds	5.00%	09/01/2045	1,100	1,142,774
California (State of), Series 2016, GO Bonds	5.00%	09/01/2046	2,000	2,076,195
California (State of), Series 2017, GO Bonds	5.00%	08/01/2046	1,000	1,037,060
California (State of), Series 2017, GO Bonds	5.00%	11/01/2047	4,570	4,802,575
California (State of), Series 2018, GO Bonds	5.00%	10/01/2047	1,720	1,773,602
California (State of), Series 2019, Ref. GO Bonds	5.00%	11/01/2039	1,500	1,608,889
California (State of), Series 2020, GO Bonds	4.00%	03/01/2046	5,660	5,616,002
California (State of), Series 2020, GO Bonds	3.00%	03/01/2050	2,860	2,216,730
California (State of), Series 2020, Ref. GO Bonds	4.00%	03/01/2040	6,000	6,034,899
California (State of), Series 2021, GO Bonds	4.00%	10/01/2039	4,990	5,055,031
California (State of), Series 2021, GO Bonds	2.38%	12/01/2043	2,000	1,390,053
California (State of), Series 2021, GO Bonds	3.00%	12/01/2043	400	328,624
California (State of), Series 2021, GO Bonds	5.00%	12/01/2043	1,200	1,300,159
California (State of), Series 2021, GO Bonds	3.00%	12/01/2046	750	596,527
California (State of), Series 2021, GO Bonds	5.00%	12/01/2046	500	538,191
California (State of), Series 2021, GO Bonds	2.50%	12/01/2049	750	489,909
California (State of), Series 2021, GO Bonds	3.00%	12/01/2049	625	486,284
California (State of), Series 2021, Ref. GO Bonds	5.00%	09/01/2041	7,445	8,169,411
California (State of), Series 2021, Ref. GO Bonds	4.00%	10/01/2041	3,500	3,516,227
California (State of), Series 2022 CU, GO Bonds	4.75%	12/01/2042	3,000	3,122,456
California (State of), Series 2022 CU, GO Bonds	4.85%	12/01/2046	1,700	1,772,377
California (State of), Series 2022 CU, GO Bonds	5.50%	12/01/2052	4,985	5,519,315
California (State of), Series 2022, GO Bonds	5.25%	09/01/2047	1,000	1,108,956
California (State of), Series 2022, Ref. GO Bonds	5.00%	04/01/2042	1,720	1,814,417
California (State of), Series 2022, Ref. GO Bonds	5.00%	04/01/2042	2,560	2,812,377
California (State of), Series 2022, Ref. GO Bonds	5.00%	09/01/2042	3,000	3,307,997
California (State of), Series 2022, Ref. GO Bonds	5.00%	09/01/2042	3,000	3,177,761
California (State of), Series 2023, GO Bonds	5.00%	10/01/2045	2,300	2,528,294
California (State of), Series 2023, GO Bonds	5.25%	10/01/2045	3,100	3,474,826
California (State of) Educational Facilities Authority (Stanford University), Series 2019 V-1, RB	5.00%	05/01/2049	3,000	3,417,197
California (State of) Educational Facilities Authority (Stanford University), Series 2021 V-2, Ref. RB	5.00%	04/01/2051	1,000	1,139,596
California (State of) Educational Facilities Authority (Stanford University) (Sustainability Bonds), Series 2021, Ref. RB	2.25%	04/01/2051	400	249,478
California (State of) Educational Facilities Authority (University of San Francisco), Series 2018 A, RB	5.00%	10/01/2053	2,000	2,044,798
California (State of) Health Facilities Financing Authority (Cedars Sinai Health System), Series 2021 A, Ref. RB	4.00%	08/15/2040	1,000	996,947
California (State of) Health Facilities Financing Authority (Cedars Sinai Health System), Series 2021, Ref. RB	3.00%	08/15/2051	2,200	1,645,234
California (State of) Health Facilities Financing Authority (Cedars Sinai Health System), Series 2021, Ref. RB	5.00%	08/15/2051	1,000	1,062,919
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2021 A, Ref. RB	4.00%	08/15/2048	4,535	4,409,959

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco California AMT-Free Municipal Bond ETF (PWZ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles), Series 2017 A, Ref. RB	5.00%	08/15/2042	$6,500	$6,571,635
California (State of) Health Facilities Financing Authority (Kaiser Permanente), Subseries 2017 A-2, RB	4.00%	11/01/2044	1,440	1,416,023
California (State of) Health Facilities Financing Authority (Kaiser Permanente), Subseries 2017 A-2, RB	5.00%	11/01/2047	6,000	6,553,387
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford), Series 2016 B, RB	5.00%	08/15/2055	1,000	1,010,860
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford), Series 2017, RB	5.00%	11/15/2056	145	147,178
California (State of) Health Facilities Financing Authority (PIH Health), Series 2020 A, RB	4.00%	06/01/2050	5,000	4,404,444
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health), Series 2016 A, Ref. RB	3.00%	10/01/2047	2,620	1,862,325
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health), Series 2016 A, Ref. RB	4.00%	10/01/2047	335	301,889
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2017 A, Ref. RB	4.00%	11/15/2040	885	878,616
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2020 A, Ref. RB	4.00%	08/15/2050	13,700	13,108,848
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 B, Ref. RB	4.00%	11/15/2041	885	871,549
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2017 A, Ref. RB	4.00%	11/15/2048	5,175	4,919,401
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2018 A, RB	4.00%	11/15/2042	170	166,083
California (State of) Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group), Series 2015 A, Ref. RB(b)(c)	5.00%	11/01/2023	1,000	1,002,344
California (State of) Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group), Series 2015, Ref. RB	4.00%	11/01/2045	395	380,043
California (State of) Infrastructure & Economic Development Bank (California State Teachers’ Retirement System Headquarters Expansion) (Green Bonds), Series 2019, RB	5.00%	08/01/2044	2,005	2,132,161
California (State of) Infrastructure & Economic Development Bank (California State Teachers’ Retirement System Headquarters Expansion) (Green Bonds), Series 2019, RB	5.00%	08/01/2049	1,250	1,318,796
California (State of) Infrastructure & Economic Development Bank (Los Angeles County Museum of Natural History Foundation), Series 2020, Ref. RB	3.00%	07/01/2050	2,000	1,399,053
California (State of) Infrastructure & Economic Development Bank (Los Angeles County Museum of Natural History Foundation), Series 2020, Ref. RB	4.00%	07/01/2050	1,250	1,156,070
California (State of) Infrastructure & Economic Development Bank (UCSF 2130 Third Street), Series 2017, RB	5.00%	05/15/2047	1,000	1,046,398
California (State of) Municipal Finance Authority (Clinicas Del Camino Real, Inc.), Series 2020, RB	4.00%	03/01/2050	3,085	2,207,014
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	4.00%	02/01/2042	1,000	924,352
California (State of) Municipal Finance Authority (Eisenhower Medical Centers), Series 2017 A, Ref. RB	5.00%	07/01/2042	1,000	1,004,073
California (State of) Municipal Finance Authority (Green Bonds), Series 2021, RB, (INS - BAM)(a)	4.00%	05/15/2046	500	452,556
California (State of) Municipal Finance Authority (Green Bonds), Series 2021, RB, (INS - BAM)(a)	3.00%	05/15/2051	1,000	716,606
California (State of) Municipal Finance Authority (Green Bonds), Series 2021, RB, (INS - BAM)(a)	3.00%	05/15/2054	1,000	698,675
California (State of) Municipal Finance Authority (NorthBay Healthcare Group), Series 2017 A, RB	5.00%	11/01/2047	1,000	871,243
California (State of) Municipal Finance Authority (NorthBay Healthcare Group), Series 2017 A, RB	5.25%	11/01/2047	500	456,169
California (State of) Municipal Finance Authority (Orange County Civic Center Infrastructure Improvement Program - Phase I), Series 2017 A, RB	5.00%	06/01/2042	1,000	1,041,148
California (State of) Municipal Finance Authority (UCR North District Phase 1 Student Housing), Series 2019, RB	5.00%	05/15/2049	2,000	1,991,252
California (State of) Public Finance Authority (Hoag Memorial Hospital), Series 2022 A, RB	5.00%	07/15/2046	500	537,761
California (State of) Public Works Board (Green Bonds), Series 2021, RB	4.00%	11/01/2046	1,000	954,404
California (State of) Public Works Board (Green Bonds), Series 2021, RB	5.00%	11/01/2046	2,250	2,427,404
California (State of) Public Works Board (Various Capital), Series 2021 B, RB	4.00%	05/01/2046	5,000	4,774,932
California (State of) Statewide Communities Development Authority (Emanate Health), Series 2020 A, RB	3.00%	04/01/2050	1,000	701,287
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services), Series 2021, Ref. RB	3.00%	04/01/2046	1,250	897,335

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco California AMT-Free Municipal Bond ETF (PWZ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services), Series 2021, Ref. RB	4.00%	04/01/2051	$1,900	$1,667,454
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2016 A, Ref. RB	4.00%	08/15/2046	1,650	1,563,939
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2016 A, Ref. RB	4.00%	08/15/2051	165	147,723
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2016 A, Ref. RB	5.00%	08/15/2051	1,000	1,016,515
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2018 A, Ref. RB	5.00%	12/01/2057	1,075	1,095,859
California (State of) Statewide Communities Development Authority (Marin General Hospital) (Green Bonds), Series 2018, RB	4.00%	08/01/2045	1,000	845,821
California (State of) Statewide Communities Development Authority (Methodist Hospital of Southern California), Series 2018, RB	5.00%	01/01/2048	1,975	1,991,668
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments - CHF-Irvine, LLC), Series 2016, Ref. RB	5.00%	05/15/2040	1,000	1,011,983
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments, Phase IV-A - CHF-Irvine, LLC), Series 2017 A, RB	5.00%	05/15/2047	1,500	1,509,941
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2038	2,515	2,591,711
California State University, Series 2015 A, Ref. RB	5.00%	11/01/2047	2,000	2,046,581
California State University, Series 2016 A, Ref. RB	4.00%	11/01/2038	535	535,164
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2041	12,410	12,859,387
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2045	1,700	1,751,843
California State University, Series 2018 A, Ref. RB	5.00%	11/01/2048	3,000	3,172,337
California State University, Series 2019 A, RB	5.00%	11/01/2049	1,000	1,056,308
California State University, Series 2020 C, RB	4.00%	11/01/2045	1,720	1,675,424
Chabot-Las Positas Community College District (Election of 2016), Series 2017 A, GO Bonds	4.00%	08/01/2047	5,090	4,888,710
Chaffey Joint Union High School District (Election of 2012), Series 2015 B, GO Bonds	5.00%	08/01/2044	2,000	2,034,427
Chino Valley Unified School District, Series 2020 B, GO Bonds	5.00%	08/01/2055	5,000	5,271,025
Chino Valley Unified School District (Election of 2016), Series 2022 C, GO Bonds	4.00%	08/01/2055	6,835	6,572,023
Coachella Valley Unified School District (2005 Election), Series 2016 E, GO Bonds, (INS - AGM)(a)	4.00%	08/01/2045	1,500	1,417,119
Compton Unified School District, Series 2019 B, GO Bonds, (INS - BAM)(a)	4.00%	06/01/2049	115	109,266
Contra Costa Community College District (Election of 2014), Series 2014 A, GO Bonds	4.00%	08/01/2039	100	99,360
Desert Community College District, Series 2021 A-1, GO Bonds	4.00%	08/01/2051	500	488,110
East Bay Municipal Utility District (Green Bonds), Series 2017 A, RB	5.00%	06/01/2042	1,500	1,570,246
East Bay Municipal Utility District (Green Bonds), Series 2017 A, RB	5.00%	06/01/2045	2,000	2,087,946
Folsom Cordova Unified School District, Series 2019 D, GO Bonds, (INS - AGM)(a)	4.00%	10/01/2044	250	241,527
Foothill-Eastern Transportation Corridor Agency, Subseries 2014 B-1, Ref. RB(c)	3.95%	01/15/2053	2,000	1,791,535
Fremont Union High School District, Series 2015, GO Bonds	4.00%	08/01/2044	1,000	984,668
Fremont Union High School District, Series 2019 A, GO Bonds	4.00%	08/01/2046	3,110	3,045,526
Fresno Unified School District, Series 2022 B, GO Bonds	4.00%	08/01/2052	2,000	1,895,929
Fresno Unified School District, Series 2022 B, GO Bonds	4.00%	08/01/2055	2,500	2,349,570
Glendale Community College District, Series 2020 B, GO Bonds	3.00%	08/01/2047	1,000	757,786
Glendale Community College District, Series 2020 B, GO Bonds	4.00%	08/01/2050	2,400	2,300,421
Hayward Unified School District (Election of 2018), Series 2022, GO Bonds, (INS - BAM)(a)	4.00%	08/01/2050	10,000	9,416,999
Inland Valley Development Agency, Series 2014 A, Ref. RB, (INS - AGM)(a)	5.00%	09/01/2044	1,000	1,003,856
Irvine (City of), CA, Series 2023, RB, (INS - BAM)(a)	4.00%	09/01/2058	5,000	4,712,296
Irvine (City of), CA Community Facilities District No. 2013-3 (Great Park Improvement Area No. 10), Series 2023, RB, (INS - BAM)(a)	5.25%	09/01/2053	1,370	1,509,829
Irvine Facilities Financing Authority (Gateway Preserve Land Acquisition), Series 2023 A, RB	4.25%	05/01/2053	6,000	5,963,492
Irvine Facilities Financing Authority (Irvine Great Park Infrastructure), Series 2023 A, RB, (INS - BAM)(a)	5.25%	09/01/2053	14,000	15,404,684
Irvine Facilities Financing Authority (Irvine Great Park Infrastructure), Series 2023, RB, (INS - BAM)(a)	5.00%	09/01/2048	2,500	2,704,234
Irvine Unified School District (Community Facilities District No. 01-1), Series 2015, Ref. RB, (INS - BAM)(a)	5.00%	09/01/2038	1,600	1,631,131
Jurupa Unified School District, Series 2017 B, GO Bonds	4.00%	08/01/2041	2,000	1,953,845
Kaweah Delta Health Care District Guild, Series 2015 B, RB	4.00%	06/01/2045	240	161,268
La Mesa-Spring Valley School District, Series 2023 B, GO Bonds	4.00%	08/01/2051	1,625	1,575,889

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco California AMT-Free Municipal Bond ETF (PWZ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Lodi Unified School District (Election of 2016), Series 2020, GO Bonds	3.00%	08/01/2043	$5,000	$3,962,470
Long Beach (City of), CA, Series 2017 C, Ref. RB	5.00%	05/15/2047	1,500	1,563,662
Long Beach (City of), CA (Alamitos Bay Marina), Series 2015, RB	5.00%	05/15/2040	500	501,754
Long Beach (City of), CA (Alamitos Bay Marina), Series 2015, RB	5.00%	05/15/2045	500	500,481
Long Beach (City of), CA Bond Finance Authority, Series 2023, RB	4.00%	08/01/2053	1,000	945,025
Long Beach Community College District, Series 2019 C, GO Bonds	4.00%	08/01/2049	1,500	1,460,855
Los Angeles (City of), CA, Series 2013 A, RB	5.00%	06/01/2043	2,860	2,860,560
Los Angeles (City of), CA (Green Bonds), Series 2017 A, RB	5.25%	06/01/2047	1,000	1,047,593
Los Angeles (City of), CA (Green Bonds), Series 2022 A, RB	5.00%	06/01/2047	3,000	3,247,131
Los Angeles (City of), CA Department of Airports, Series 2019 E, RB	5.00%	05/15/2044	610	647,641
Los Angeles (City of), CA Department of Airports, Series 2021 B, Ref. RB	5.00%	05/15/2045	1,500	1,625,743
Los Angeles (City of), CA Department of Airports, Series 2021 B, Ref. RB	5.00%	05/15/2048	1,900	2,045,546
Los Angeles (City of), CA Department of Airports (Green Bonds), Series 2022 I, RB	5.00%	05/15/2048	2,000	2,161,702
Los Angeles (City of), CA Department of Water & Power, Series 2014 A, RB	5.00%	07/01/2044	1,000	1,009,355
Los Angeles (City of), CA Department of Water & Power, Series 2014 D, RB	5.00%	07/01/2039	1,000	1,010,246
Los Angeles (City of), CA Department of Water & Power, Series 2015 E, RB	5.00%	07/01/2044	1,000	1,009,031
Los Angeles (City of), CA Department of Water & Power, Series 2016 A, Ref. RB	5.00%	07/01/2040	1,000	1,032,266
Los Angeles (City of), CA Department of Water & Power, Series 2016 A, Ref. RB	5.00%	07/01/2046	1,000	1,024,176
Los Angeles (City of), CA Department of Water & Power, Series 2016 A, Ref. RB	5.00%	07/01/2046	2,500	2,560,440
Los Angeles (City of), CA Department of Water & Power, Series 2016 B, RB	5.00%	07/01/2042	1,500	1,544,234
Los Angeles (City of), CA Department of Water & Power, Series 2017 A, RB	5.00%	07/01/2042	1,500	1,562,195
Los Angeles (City of), CA Department of Water & Power, Series 2018 A, RB	5.00%	07/01/2048	2,000	2,086,937
Los Angeles (City of), CA Department of Water & Power, Series 2018 B, Ref. RB	5.00%	07/01/2048	1,000	1,048,051
Los Angeles (City of), CA Department of Water & Power, Series 2019 C, RB	5.00%	07/01/2049	1,000	1,053,869
Los Angeles (City of), CA Department of Water & Power, Series 2019 D, Ref. RB	5.00%	07/01/2049	2,235	2,355,398
Los Angeles (City of), CA Department of Water & Power, Series 2020 B, Ref. RB	5.00%	07/01/2039	2,250	2,484,845
Los Angeles (City of), CA Department of Water & Power, Series 2020 B, Ref. RB	5.00%	07/01/2040	1,000	1,099,317
Los Angeles (City of), CA Department of Water & Power, Series 2021 C, Ref. RB	5.00%	07/01/2040	1,000	1,095,486
Los Angeles (City of), CA Department of Water & Power, Series 2021 C, Ref. RB	5.00%	07/01/2041	1,000	1,094,203
Los Angeles (City of), CA Department of Water & Power, Series 2021, RB	5.00%	07/01/2045	3,750	4,051,363
Los Angeles (City of), CA Department of Water & Power, Series 2021, RB	5.00%	07/01/2051	1,250	1,334,634
Los Angeles (City of), CA Department of Water & Power, Series 2022 B, RB	5.00%	07/01/2047	2,000	2,159,436
Los Angeles (City of), CA Department of Water & Power, Series 2022 B, RB	5.00%	07/01/2052	2,000	2,148,010
Los Angeles (City of), CA Department of Water & Power, Series 2022 C, Ref. RB	5.00%	07/01/2041	2,500	2,770,824
Los Angeles (City of), CA Department of Water & Power, Series 2022 C, Ref. RB	5.00%	07/01/2042	2,500	2,749,681
Los Angeles (City of), CA Department of Water & Power, Series 2022 C, Ref. RB	5.00%	07/01/2043	1,500	1,656,308
Los Angeles (City of), CA Department of Water & Power, Series 2022 C, Ref. RB	5.00%	07/01/2043	2,000	2,192,243
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 A, RB	5.00%	07/01/2042	6,500	6,816,844
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2017 A, RB	5.00%	07/01/2041	1,000	1,050,988
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2019 A, RB	5.00%	07/01/2044	1,000	1,062,407
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2044	2,000	2,023,512
Los Angeles (County of), CA Public Works Financing Authority, Series 2016 D, RB	4.00%	12/01/2040	185	185,029
Los Angeles (County of), CA Public Works Financing Authority, Series 2016 D, RB	5.00%	12/01/2045	1,050	1,076,228
Los Angeles (County of), CA Public Works Financing Authority (Green Bonds), Series 2020 A, RB	4.00%	12/01/2043	3,000	2,965,022
Los Angeles (County of), CA Public Works Financing Authority (Green Bonds), Series 2020 A, RB	5.00%	12/01/2045	2,050	2,210,685
Los Angeles (County of), CA Public Works Financing Authority (Green Bonds), Series 2020 A, RB	3.00%	12/01/2050	585	440,644
Los Angeles Community College District (Election of 2008), Series 2017 J, GO Bonds	4.00%	08/01/2041	250	247,050
Los Angeles Community College District (Election of 2008), Series 2019 K, GO Bonds	3.00%	08/01/2039	3,800	3,209,670
Los Angeles Community College District (Election of 2008), Series 2019 K, GO Bonds	4.00%	08/01/2039	100	99,360
Los Angeles Unified School District, Series 2020 C, GO Bonds	4.00%	07/01/2040	1,000	1,000,258
Los Angeles Unified School District, Series 2020 C, GO Bonds	3.00%	07/01/2045	1,000	772,739
Los Angeles Unified School District, Series 2020 RYQ, GO Bonds	4.00%	07/01/2044	5,000	4,932,492
Los Angeles Unified School District (Election of 2008), Series 2018 B-1, GO Bonds	5.00%	07/01/2038	1,000	1,068,652
Madera Unified School District (Election of 2014), Series 2017, GO Bonds	4.00%	08/01/2046	3,000	2,873,485
Marin (County of), CA Healthcare District (Election of 2013), Series 2015, GO Bonds	4.00%	08/01/2040	190	186,055
Marin (County of), CA Healthcare District (Election of 2013), Series 2017 A, GO Bonds	5.00%	08/01/2041	15,180	15,934,174
Marin (County of), CA Healthcare District (Election of 2013), Series 2017 A, GO Bonds	4.00%	08/01/2047	150	143,201
Metropolitan Water District of Southern California, Series 2020 A, RB	5.00%	10/01/2045	2,000	2,142,669

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco California AMT-Free Municipal Bond ETF (PWZ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Metropolitan Water District of Southern California, Series 2021 A, RB	5.00%	10/01/2046	$1,000	$1,081,365
Metropolitan Water District of Southern California, Series 2021 A, RB	5.00%	10/01/2051	1,000	1,071,051
Monterey Peninsula Unified School District (Election of 2018), Series 2023 D, GO Bonds	4.00%	08/01/2047	5,000	4,912,696
Monterey Peninsula Unified School District (Election of 2018), Series 2023 D, GO Bonds	4.00%	08/01/2048	8,930	8,739,297
Moreno Valley Unified School District, Series 2021 C, GO Bonds, (INS - BAM)(a)	3.00%	08/01/2050	3,000	2,215,147
Morgan Hill Unified School District (Election of 2012), Series 2017 B, GO Bonds	4.00%	08/01/2047	3,000	2,898,834
Mountain View Shoreline Regional Park Community, Series 2018 A, RB, (INS - AGM)(a)	5.00%	08/01/2048	1,800	1,875,484
Oakland (City of), CA, Series 2020 B-1, GO Bonds	3.00%	01/15/2050	1,500	1,130,879
Ontario (City of), CA Public Financing Authority (Civic Center Improvements), Series 2022 A, RB, (INS - AGM)(a)	5.00%	11/01/2052	2,500	2,648,681
Orange (County of), CA Local Transportation Authority, Series 2019, RB	5.00%	02/15/2041	1,000	1,076,538
Orange (County of), CA Water District, Series 2017 A, Ref. RB	4.00%	08/15/2041	2,000	1,975,777
Oxnard Union High School District, Series 2020 B, GO Bonds	5.00%	08/01/2045	2,180	2,291,723
Oxnard Union High School District (Election of 2018), Series 2022 C, GO Bonds	4.00%	08/01/2047	3,000	2,898,834
Pasadena Area Community College District, Series 2023 A-1, Ref. GO Bonds	5.00%	08/01/2048	2,000	2,162,859
Pasadena Area Community College District, Series 2023 A-1, Ref. GO Bonds	4.00%	08/01/2052	2,000	1,921,487
Peralta Community College District, Series 2022 B, GO Bonds	5.50%	08/01/2052	1,000	1,117,244
Regents of the University of California Medical Center, Series 2016 L, Ref. RB	5.00%	05/15/2041	1,000	1,034,016
Regents of the University of California Medical Center, Series 2016 L, Ref. RB	5.00%	05/15/2047	2,605	2,674,775
Regents of the University of California Medical Center, Series 2022 P, RB	5.00%	05/15/2041	1,000	1,100,481
Regents of the University of California Medical Center, Series 2022 P, RB	5.00%	05/15/2042	5,000	5,466,776
Regents of the University of California Medical Center, Series 2022 P, RB	5.00%	05/15/2047	450	481,475
Regents of the University of California Medical Center, Series 2022 P, RB	3.50%	05/15/2054	15,000	12,669,976
Riverside (County of), CA Transportation Commission, Series 2021 B-1, Ref. RB	4.00%	06/01/2039	675	649,736
Riverside (County of), CA Transportation Commission, Series 2021 B-1, Ref. RB	4.00%	06/01/2040	750	714,888
Riverside (County of), CA Transportation Commission, Series 2021 B-1, Ref. RB	4.00%	06/01/2046	625	582,201
Riverside (County of), CA Transportation Commission, Series 2021 B-1, Ref. RB	3.00%	06/01/2049	2,000	1,441,222
Sacramento (City of), CA (Convention Center Complex), Series 2018 A, RB	5.00%	06/01/2048	2,700	2,794,797
Sacramento (City of), CA Municipal Utility District (Green Bonds), Series 2020 H, RB	5.00%	08/15/2050	6,000	6,424,006
Sacramento (City of), CA Municipal Utility District (Green Bonds), Series 2023 K, RB	5.00%	08/15/2048	500	549,301
Sacramento (City of), CA Municipal Utility District (Green Bonds), Series 2023 K, RB	5.00%	08/15/2053	500	546,243
Sacramento (City of), CA Unified School District (Election of 2020), Series 2022 A, GO Bonds, (INS - BAM)(a)	5.50%	08/01/2047	1,500	1,633,172
Sacramento (City of), CA Unified School District (Election of 2020), Series 2022 A, GO Bonds, (INS - BAM)(a)	5.50%	08/01/2052	3,000	3,258,401
Sacramento (City of), CA Unified School District (Measure Q) (Election of 2012), Series 2021 G, GO Bonds, (INS - AGM)(a)	4.00%	08/01/2049	1,000	955,568
Sacramento (County of), CA Sanitation Districts Financing Authority, Series 2014 A, Ref. RB	5.00%	12/01/2044	1,525	1,537,359
Sacramento Area Flood Control Agency (Consolidated Capital Assessment District No.2), Series 2016, Ref. RB	5.00%	10/01/2047	7,000	7,229,076
Salinas Union High School District, Series 2022 A, GO Bonds	4.00%	08/01/2047	2,500	2,415,695
San Diego (City of), CA Association of Governments, Series 2017 A, RB	5.00%	07/01/2042	1,000	1,032,921
San Diego (City of), CA Public Facilities Financing Authority, Series 2020 A, RB	4.00%	08/01/2045	300	292,589
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement), Series 2015 A, RB	5.00%	10/15/2044	1,000	1,023,355
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement), Series 2021 A, RB	5.00%	10/15/2046	1,535	1,647,068
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement), Series 2021 A, RB	4.00%	10/15/2050	500	475,849
San Diego (County of), CA Regional Airport Authority, Series 2019 A, Ref. RB	5.00%	07/01/2044	1,500	1,582,497
San Diego (County of), CA Regional Airport Authority, Series 2019 A, Ref. RB	5.00%	07/01/2049	2,000	2,096,840
San Diego (County of), CA Regional Airport Authority, Series 2021 A, RB	4.00%	07/01/2046	500	479,500
San Diego (County of), CA Regional Airport Authority, Series 2021 A, RB	5.00%	07/01/2046	750	800,273
San Diego (County of), CA Regional Transportation Commission, Series 2016 A, RB	5.00%	04/01/2048	1,000	1,036,451
San Diego (County of), CA Water Authority, Series 2022 A, RB	5.00%	05/01/2047	2,500	2,709,960
San Diego Unified School District (Election of 2012), Series 2016 F, GO Bonds	5.00%	07/01/2040	1,000	1,022,686
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	5.00%	07/01/2041	3,535	3,705,143
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	5.00%	07/01/2047	3,000	3,125,538
San Diego Unified School District (Election of 2012), Series 2019 L, GO Bonds	4.00%	07/01/2049	4,560	4,379,319
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2014 B, RB	5.00%	05/01/2044	2,000	2,013,318

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco California AMT-Free Municipal Bond ETF (PWZ)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2016 C, RB	5.00%	05/01/2046	$8,570	$8,784,961
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2017 B, RB	5.00%	05/01/2047	6,835	7,060,912
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2018, RB	5.00%	05/01/2048	1,625	1,690,531
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2019 F, RB	5.00%	05/01/2050	1,940	2,028,074
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2019, RB	5.00%	05/01/2049	3,000	3,141,563
San Francisco (City & County of), CA Public Utilities Commission (Green Bonds), Series 2021 A, RB	5.00%	10/01/2045	4,110	4,462,501
San Francisco (City of), CA Public Utilities Commission (Green Bonds), Series 2020 A, RB	5.00%	11/01/2050	1,000	1,065,875
San Francisco (City of), CA Public Utilities Commission (Hetch Hetchy Water), Series 2020 D, RB	3.00%	11/01/2050	2,000	1,473,954
San Francisco Bay Area Rapid Transit District (Election of 2004) (Green Bonds), Series 2019 F-1, GO Bonds	3.00%	08/01/2038	3,500	2,961,841
San Francisco Bay Area Rapid Transit District (Green Bonds) (Election of 2016), Series 2022 D-1, GO Bonds	3.00%	08/01/2042	1,000	822,874
San Francisco Bay Area Rapid Transit District (Green Bonds) (Election of 2016), Series 2022 D-1, GO Bonds	4.00%	08/01/2047	1,500	1,440,681
San Francisco Community College District (Election of 2020), Series 2020 A, GO Bonds	4.00%	06/15/2045	3,000	2,802,530
San Mateo & Foster (Cities of), CA Public Financing Authority (Clean Water Program), Series 2019, RB	4.00%	08/01/2044	5,000	4,888,995
San Mateo & Foster (Cities of), CA Public Financing Authority (Clean Water Program), Series 2019, RB	5.00%	08/01/2049	6,500	6,914,068
San Mateo Foster City School District, Series 2021 A, GO Bonds	2.50%	08/01/2046	1,000	689,214
San Mateo Foster City School District, Series 2021 A, GO Bonds	2.50%	08/01/2051	1,000	652,373
San Mateo Union High School District, Series 2021 B, GO Bonds	2.00%	09/01/2045	1,000	617,441
San Mateo Union High School District, Series 2021 B, GO Bonds	2.13%	09/01/2048	1,000	607,853
San Rafael City High School District (Election of 2015), Series 2018 B, GO Bonds	4.00%	08/01/2047	5,000	4,831,390
Santa Clara Unified School District (Election of 2018), Series 2019, GO Bonds	4.00%	07/01/2048	100	97,139
Santa Clara Valley Water District, Series 2016 A, Ref. RB	5.00%	06/01/2046	4,090	4,204,233
Simi Valley Unified School District (Election of 2016), Series 2017 A, GO Bonds	4.00%	08/01/2046	1,000	964,906
Transbay Joint Powers Authority (Green Bonds), Series 2020 A, RB	5.00%	10/01/2049	1,200	1,204,836
Tulare (County of), CA Local Health Care District, Series 2020, Ref. GO Bonds, (INS - BAM)(a)	4.00%	08/01/2039	2,000	1,984,880
University of California, Series 2016 AR, Ref. RB	5.00%	05/15/2046	1,115	1,152,222
University of California, Series 2017 AV, RB	5.25%	05/15/2042	4,000	4,239,706
University of California, Series 2018 AZ, Ref. RB	5.00%	05/15/2043	1,915	2,038,682
University of California, Series 2018 AZ, Ref. RB	5.00%	05/15/2048	3,500	3,689,112
University of California, Series 2019 BB, Ref. RB	5.00%	05/15/2049	1,705	1,800,574
University of California, Series 2020 BE, Ref. RB	4.00%	05/15/2047	2,750	2,712,469
University of California, Series 2020 BE, Ref. RB	4.00%	05/15/2050	2,000	1,958,948
University of California, Series 2021 BH, Ref. RB	4.00%	05/15/2046	4,000	3,955,647
University of California, Series 2021 BH, Ref. RB	4.00%	05/15/2051	4,355	4,253,832
University of California (Limited), Series 2017 M, RB	5.00%	05/15/2042	1,725	1,810,503
University of California (Limited), Series 2017 M, RB	4.00%	05/15/2047	125	122,365
University of California (Limited), Series 2018 O, Ref. RB	5.00%	05/15/2058	1,500	1,573,330
University of California (Limited), Series 2021 Q, Ref. RB	5.00%	05/15/2046	5,000	5,422,812
Vacaville Unified School District, Series 2020 D, GO Bonds	4.00%	08/01/2045	1,000	980,933
Val Verde Unified School District (Election of 2020), Series 2021 B, GO Bonds, (INS - AGM)(a)	4.00%	08/01/2051	2,500	2,424,445
Vista Unified School District, Series 2022 B, GO Bonds, (INS - BAM)(a)	5.25%	08/01/2048	1,500	1,635,974

TOTAL INVESTMENTS IN SECURITIES(d)-97.39% (Cost $684,128,011)				642,920,632
OTHER ASSETS LESS LIABILITIES-2.61%				17,218,437

NET ASSETS-100.00%				$660,139,069

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco California AMT-Free Municipal Bond ETF (PWZ)–(continued)

August 31, 2023

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Build America Mutual Assurance Co.	7.73%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco CEF Income Composite ETF (PCEF)

August 31, 2023

Schedule of Investments

	Shares	Value
Closed-End Funds-99.92%
Bonds-32.36%
Aberdeen Asia-Pacific Income Fund, Inc.	3,443,010	$9,020,686
BlackRock Core Bond Trust(a)	405,816	4,208,312
BlackRock Credit Allocation Income Trust(a)	1,043,309	10,600,019
BlackRock Limited Duration Income Trust(a)	311,782	4,109,287
BlackRock Multi-Sector Income Trust(a)	245,801	3,647,687
BlackRock Taxable Municipal Bond Trust(a)	495,692	7,945,943
Blackstone Long-Short Credit Income Fund(a)	178,256	2,058,857
Cohen & Steers Limited Duration Preferred and Income Fund, Inc.(a)	312,285	5,564,919
Cohen & Steers Select Preferred and Income Fund, Inc.	104,130	1,881,629
DoubleLine Income Solutions Fund(a)	749,990	9,037,379
DoubleLine Opportunistic Credit Fund	104,901	1,497,986
Eaton Vance Limited Duration Income Fund(a)	1,337,866	12,375,260
Eaton Vance Short Duration Diversified Income Fund(a)	124,317	1,249,386
First Trust Intermediate Duration Preferred & Income Fund(a)	754,185	11,531,489
Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.	223,765	3,947,215
Flaherty & Crumrine Preferred & Income Securities Fund, Inc.	434,904	5,866,855
Flaherty & Crumrine Preferred and Income Fund, Inc.	104,152	1,016,524
Flaherty & Crumrine Total Return Fund, Inc.(a)	118,174	1,683,980
Franklin Ltd. Duration Income Trust	514,058	3,187,160
Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust(a)	146,573	2,268,950
Invesco Bond Fund(a)(b)	102,319	1,512,275
Invesco Senior Income Trust(a)(b)	1,683,525	6,565,748
John Hancock Preferred Income Fund(a)	173,847	2,656,382
John Hancock Preferred Income Fund II	139,972	2,127,574
John Hancock Preferred Income Fund III(a)	202,573	2,868,434
John Hancock Premium Dividend Fund	322,110	3,266,195
MFS Charter Income Trust	492,193	3,046,675
MFS Intermediate Income Trust(a)	1,014,073	2,788,701
MFS Multimarket Income Trust(a)	670,360	3,003,213
Nuveen Credit Strategies Income Fund(a)	1,885,291	9,596,131
Nuveen Floating Rate Income Fund	730,723	5,911,549
Nuveen Global High Income Fund	292,837	3,391,052
Nuveen Preferred & Income Opportunities Fund(a)	1,315,735	8,578,592
Nuveen Preferred & Income Securities Fund(a)	2,589,794	16,600,580
Nuveen Taxable Municipal Income Fund	264,249	4,029,797
PIMCO Dynamic Income Opportunities Fund(a)	809,408	10,158,070
PIMCO Income Strategy Fund(a)	240,085	1,887,068
PIMCO Income Strategy Fund II(a)	530,345	3,638,167
Pioneer Floating Rate Fund, Inc.	173,080	1,571,566
Putnam Premier Income Trust(a)	1,077,220	3,781,042
TCW Strategic Income Fund, Inc.(a)	433,165	2,031,544

	Shares	Value
Bonds-(continued)
Templeton Global Income Fund	1,143,230	$4,710,108
Western Asset Inflation-Linked Opportunities & Income Fund(a)	862,532	7,529,904

		213,949,890

Bonds/High Yield-20.61%
AllianceBernstein Global High Income Fund, Inc.(a)	955,437	9,506,598
Allspring Income Opportunities Fund	746,408	4,724,763
Allspring Multi-Sector Income Fund(a)	312,687	2,973,653
Barings Global Short Duration High Yield Fund	248,186	3,273,573
BlackRock Corporate High Yield Fund, Inc.(a)	1,549,215	14,330,239
BlackRock Debt Strategies Fund, Inc.(a)	528,167	5,392,585
BlackRock Floating Rate Income Strategies Fund, Inc.(a)	390,678	4,899,102
BlackRock Floating Rate Income Trust(a)	277,412	3,340,040
BNY Mellon High Yield Strategies Fund	1,017,061	2,268,046
Credit Suisse Asset Management Income Fund, Inc.	428,571	1,169,999
Credit Suisse High Yield Bond Fund	1,157,010	2,175,179
Eaton Vance Floating-Rate Income Trust(a)	364,483	4,388,375
Eaton Vance Senior Floating-Rate Trust	361,846	4,349,389
First Trust High Income Long/Short Fund	403,785	4,498,165
First Trust Senior Floating Rate Income Fund II(a)	328,404	3,349,721
High Income Securities Fund	248,041	1,676,757
Highland Opportunities and Income Fund	1,197,517	9,807,664
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.(a)	907,694	4,266,162
Neuberger Berman High Yield Strategies Fund, Inc.(a)	138,385	1,078,019
New America High Income Fund, Inc. (The)(a)	334,300	2,286,612
Nuveen NASDAQ 100 Dynamic Overwrite Fund	298,271	7,009,369
PGIM Global High Yield Fund, Inc.(a)	505,118	5,667,424
PGIM High Yield Bond Fund, Inc.	373,254	4,583,559
PGIM Short Duration High Yield Opportunities Fund(a)	317,674	4,876,296
PIMCO High Income Fund(a)	903,044	4,433,946
Pioneer High Income Fund, Inc.(a)	367,666	2,555,279
Templeton Emerging Markets Income Fund(a)	581,900	2,938,595
Western Asset Emerging Markets Debt Fund, Inc.(a)	766,064	6,810,309
Western Asset Global High Income Fund, Inc.(a)	169,819	1,226,093
Western Asset High Income Fund II, Inc.(a)	408,746	1,978,331
Western Asset High Income Opportunity Fund, Inc.(a)	1,169,480	4,490,803

		136,324,645

Domestic Equity-3.33%
John Hancock Tax-Advantaged Dividend Income Fund	276,942	5,325,595
Virtus Dividend, Interest & Premium Strategy Fund(a)	1,337,796	16,682,316

		22,007,911

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco CEF Income Composite ETF (PCEF)–(continued)

August 31, 2023

	Shares	Value
Equities-7.83%
BlackRock Health Sciences Term Trust(a)	1,533,828	$23,697,643
BlackRock Innovation and Growth Term Trust	3,242,106	24,996,637
BlackRock Utilities, Infrastructure & Power Opportunities Trust(a)	145,749	3,094,251

		51,788,531

Fixed Income-5.93%
BlackRock ESG Capital Allocation Term Trust	1,286,325	19,925,174
BlackRock Income Trust, Inc.(a)	182,980	2,188,441
Nuveen Core Plus Impact Fund(a)	409,444	4,020,740
Nuveen Variable Rate Preferred & Income Fund(a)	344,022	5,531,874
PIMCO Corporate & Income Strategy Fund(a)	274,775	3,802,886
Saba Capital Income & Opportunities Fund(a)	473,308	3,739,133

		39,208,248

Option Income-29.86%
BlackRock Energy and Resources Trust(a)	346,705	4,451,692
BlackRock Enhanced Capital and Income Fund, Inc.	334,579	6,387,113
BlackRock Enhanced Equity Dividend Trust(a)	1,463,079	11,412,016
BlackRock Enhanced Global Dividend Trust(a)	800,106	7,977,057
BlackRock Enhanced International Dividend Trust	1,285,579	6,813,569
BlackRock Health Sciences Trust(a)	108,371	4,330,505
BlackRock Resources & Commodities Strategy Trust	1,193,407	11,301,564
BlackRock Science & Technology Term Trust	1,115,159	19,738,314
BlackRock Science & Technology Trust(a)	220,703	7,446,519
Columbia Seligman Premium Technology Growth Fund, Inc.(a)	93,069	2,820,921
Eaton Vance Enhanced Equity Income Fund(a)	304,056	5,111,181
Eaton Vance Enhanced Equity Income Fund II	460,837	8,336,541
Eaton Vance Risk-Managed Diversified Equity Income Fund	568,895	4,585,294
Eaton Vance Tax-Managed Buy-Write Income Fund	253,660	3,401,581
Eaton Vance Tax-Managed Buy-Write Opportunities Fund(a)	895,122	11,385,952

	Shares	Value
Option Income-(continued)
Eaton Vance Tax-Managed Diversified Equity Income Fund	1,162,470	$14,158,885
Eaton Vance Tax-Managed Global Buy Write Opportunities Fund(a)	1,214,520	9,704,015
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	3,386,408	26,481,710
First Trust Enhanced Equity Income Fund(a)	173,750	3,130,975
John Hancock Hedged Equity & Income Fund	110,413	1,170,378
Madison Covered Call & Equity Strategy Fund	131,015	967,546
Nuveen Dow 30sm Dynamic Overwrite Fund(a)	414,842	5,886,608
Nuveen S&P 500 Buy-Write Income Fund	695,487	9,194,338
Nuveen S&P 500 Dynamic Overwrite Fund	137,244	2,121,792
Voya Global Advantage and Premium Opportunity Fund(a)	220,958	1,882,562
Voya Global Equity Dividend and Premium Opportunity Fund(a)	998,253	5,071,125
Voya Infrastructure Industrials and Materials Fund(a)	215,739	2,150,918

		197,420,671

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.92% (Cost $727,282,498)		660,699,896

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.82%
Invesco Private Government Fund, 5.30%(b)(c)(d)	5,215,197	5,215,197
Invesco Private Prime Fund, 5.51%(b)(c)(d)	13,410,509	13,410,509

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $18,625,930)		18,625,706

TOTAL INVESTMENTS IN SECURITIES-102.74% (Cost $745,908,428)		679,325,602
OTHER ASSETS LESS LIABILITIES-(2.74)%		(18,127,417)

NET ASSETS-100.00%		$661,198,185

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at August 31, 2023.
(b)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2022	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2023	Income

Invesco Bond Fund	$2,169,726	$465,315	$(1,043,693)	$177,763	$(256,326)	$1,512,275	$89,496

Invesco Senior Income Trust	8,007,381	2,331,042	(3,719,137)	(19,100)	(34,438)	6,565,748	1,059,555

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco CEF Income Composite ETF (PCEF)–(continued)

August 31, 2023

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2022	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2023	Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$23,325,868	$(23,325,868)	$-	$-	$-	$10,988

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	7,699,235	113,973,964	(116,458,002)	-	-	5,215,197	292,417	*

Invesco Private Prime Fund	20,053,777	253,477,168	(260,122,909)	(2,104)	4,577	13,410,509	805,097	*

Total	$37,930,119	$393,573,357	$(404,669,609)	$156,559	$(286,187)**	$26,703,729	$2,257,553

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Bond Fund	$510

(c)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco Equal Weight 0-30 Year Treasury ETF (GOVI)

August 31, 2023

Schedule of Investments

	Principal Amount	Value
U.S. Treasury Securities-99.83%
U.S. Treasury Bonds-79.39%
7.63%, 02/15/2025	$21,457,000	$22,207,157
6.00%, 02/15/2026	21,677,200	22,319,048
6.63%, 02/15/2027	20,840,600	22,273,391
5.25%, 02/15/2029	21,370,900	22,373,496
5.38%, 02/15/2031	20,629,100	22,248,001
4.50%, 02/15/2036	42,276,500	44,218,577
4.75%, 02/15/2037	20,639,000	22,054,706
4.38%, 02/15/2038	21,548,300	22,076,907
3.50%, 02/15/2039	23,969,000	22,052,416
4.63%, 02/15/2040	20,966,200	21,901,489
4.75%, 02/15/2041	20,655,700	21,826,862
3.13%, 02/15/2042	25,955,800	21,815,039
3.13%, 02/15/2043	26,215,000	21,778,931
3.63%, 02/15/2044	24,337,700	21,714,267
2.50%, 02/15/2045	29,571,600	21,720,109
2.50%, 02/15/2046	29,725,800	21,616,230
3.00%, 02/15/2047	27,136,500	21,576,698
3.00%, 02/15/2048	27,099,900	21,515,839
3.00%, 02/15/2049	26,996,800	21,433,983
2.00%, 02/15/2050	33,401,200	21,393,729
1.88%, 02/15/2051	34,598,200	21,349,522
2.25%, 02/15/2052	31,679,300	21,381,053
3.63%, 02/15/2053	23,721,100	21,376,788

		524,224,238

	Principal Amount	Value
U.S. Treasury Notes-20.44%
2.75%, 02/15/2024	$23,117,200	$22,839,577
2.75%, 02/15/2028	24,149,300	22,630,536
1.50%, 02/15/2030	26,619,800	22,587,836
1.88%, 02/15/2032	26,675,900	22,426,512
3.50%, 02/15/2033	23,360,700	22,251,067
3.88%, 08/15/2033	22,645,000	22,243,405

		134,978,933

Total U.S. Treasury Securities (Cost $762,182,324)		659,203,171

	Shares
Money Market Funds-1.96%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(a)(b) (Cost $12,918,811)	12,918,811	12,918,811

TOTAL INVESTMENTS IN SECURITIES-101.79% (Cost $775,101,135)		672,121,982
OTHER ASSETS LESS LIABILITIES-(1.79)%		(11,797,822)

NET ASSETS-100.00%		$660,324,160

Notes to Schedule of Investments:

(a)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$46,479	$40,627,023	$(27,754,691)	$-	$-	$12,918,811	$18,666
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,506,072	448,466,692	(449,972,764)	-	-	-	182,570	*
Invesco Private Prime Fund	3,874,600	520,737,288	(524,605,829)	(85)	(5,974)	-	310,104	*

Total	$5,427,151	$1,009,831,003	$(1,002,333,284)	$(85)	$(5,974)	$12,918,811	$511,340

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(b)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Floating Rate Municipal Income ETF (PVI)

August 31, 2023

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-96.03%
California-10.82%
Bay Area Toll Authority (San Francisco Bay Area), Series 2019 B, Ref. VRD RB, (LOC - Sumitomo Mitsui Banking Corp.)(a)(b)	2.00%	04/01/2053	$1,500	$1,500,000
Modesto (City of), CA Public Financing Authority, Series 2008, Ref. VRD RB, (LOC -Bank of the West)(a)(b)	2.80%	09/01/2033	1,000	1,000,000
San Mateo (City of), CA Joint Powers Financing Authority (Public Safety), Series 2007 A, VRD RB, (LOC - Wells Fargo Bank, N.A.)(a)(b)	2.75%	04/01/2039	1,800	1,800,000

				4,300,000

Connecticut-3.02%
Connecticut (State of) Housing Finance Authority, Series 2020 E-3, Ref. VRD RB(a)	3.94%	11/15/2050	1,200	1,200,000

District of Columbia-2.64%
District of Columbia (Tranche 3), Series 1998 A, VRD RB, (LOC - PNC Bank, N.A.)(a)(b)	4.14%	08/15/2038	1,050	1,050,000

Florida-9.82%
Florida Keys Aqueduct Authority, Series 2008, Ref. VRD RB, (LOC - TD Bank, N.A.)(a)(b)	4.13%	09/01/2035	1,400	1,400,000
Halifax Hospital Medical Center, Series 2008, Ref. VRD RB, (LOC - JPMorgan Chase Bank, N.A.)(a)(b)	4.00%	06/01/2048	500	500,000
JEA Electric System, Series 2008 C-2, VRD RB(a)	4.00%	10/01/2034	500	500,000
West Palm Beach (City of), FL, Series 2008 C, VRD RB, (INS - AGC)(a)(c)	4.15%	10/01/2038	1,500	1,500,000

				3,900,000

Louisiana-5.79%
Louisiana (State of) Offshore Terminal Authority Deepwater Port (Loop LLC), Series 2013 B, Ref. VRD RB, (LOC - JPMorgan Chase Bank, N.A.)(a)(b)	4.00%	09/01/2033	2,000	2,000,000
Louisiana (State of) Public Facilities Authority (CHRISTUS Health), Series 2009 B-2, Ref. VRD RB, (LOC - Bank of New York Mellon)(a)(b)	3.92%	07/01/2047	300	300,000

				2,300,000

Minnesota-3.78%
Rochester (City of), MN (Mayo Clinic), Series 2008 B, VRD RB(a)	4.20%	11/15/2038	1,500	1,500,000

Missouri-0.76%
Kansas City (City of), MO (H Roe Bartle Convention Center), Series 2008 F, Ref. VRD RB, (LOC - Sumitomo Mitsui Banking Corp.)(a)(b)	4.20%	04/15/2025	300	300,000

Nevada-2.64%
Clark (County of), NV Department of Aviation, Series 2008 D-3, VRD RB, (LOC -Bank of America, N.A.)(a)(b)	4.10%	07/01/2029	1,050	1,050,000

New York-17.11%
Battery Park (City of), NY Authority, Series 2019 D-1, Ref. VRD RB(a)	4.00%	11/01/2038	800	800,000
Metropolitan Transportation Authority, Subseries 2013 G, Ref. VRD RB, (LOC - TD Bank, N.A.)(a)(b)	3.97%	11/01/2026	1,600	1,600,000
New York (City of), NY, Subseries 2016 A-5, VRD GO Bonds(a)	4.00%	08/01/2044	1,000	1,000,000
New York (State of) Dormitory Authority (Rockefeller University), Series 2008 A, VRD RB(a)	3.90%	07/01/2039	1,200	1,200,000
New York (State of) Housing Finance Agency (Flatbush Avenue Housing), Series 2010 A, VRD RB, (LOC - Helaba)(a)(b)	4.10%	11/01/2044	1,000	1,000,000
New York City Housing Development Corp., Series 2006 A, VRD RB, (LOC - Fannie Mae)(a)(b)	4.12%	10/15/2041	1,200	1,200,000

				6,800,000

North Carolina-5.03%
Raleigh & Durham (Cities of), NC Airport Authority, Series 2008 C, Ref. VRD RB, (LOC - TD Bank N.A.)(a)(b)	4.03%	05/01/2036	2,000	2,000,000

Pennsylvania-4.03%
Emmaus (Borough of), PA General Authority, Series 1996, VRD RB, (INS - AGM)(a)(c)	4.20%	12/01/2028	1,600	1,600,000

Texas-16.39%
Houston (City of), TX, Series 2012 A, Ref. VRD RB(a)	4.08%	05/15/2034	2,000	2,000,000
Houston (City of), TX, Series 2018 C, Ref. VRD RB, (LOC - Barclays Bank PLC)(a)(b)	4.10%	05/15/2034	1,400	1,400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco Floating Rate Municipal Income ETF (PVI)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Pasadena Independent School District, Series 2005 B, VRD GO Bonds, (INS - AGM)(a)(c)	4.05%	02/01/2035	$1,800	$1,800,000
Texas (State of), Series 2015 B, VRD GO Bonds(a)	3.95%	06/01/2046	1,310	1,310,000

				6,510,000

Washington-5.03%
Chelan County Public Utility District No. 1, Series 2008 B, Ref. VRD RB(a)	4.05%	07/01/2032	2,000	2,000,000

Wisconsin-3.52%
Wisconsin (State of) Health & Educational Facilities Authority (Aspirus Wausau Hospital), Series 2004, VRD RB, (LOC - JPMorgan Chase Bank, N.A.)(a)(b)	4.05%	08/15/2034	200	200,000
Wisconsin (State of) Housing & Economic Development Authority, Series 2015 C, VRD RB(a)	4.05%	03/01/2031	1,200	1,200,000

				1,400,000

Wyoming-5.65%
Wyoming (State of) Community Development Authority, Series 2022-2, Ref. VRD RB, (CEP - GNMA)(a)	4.05%	06/01/2048	2,245	2,245,000

TOTAL INVESTMENTS IN SECURITIES(d)-96.03% (Cost $38,155,000)				38,155,000
OTHER ASSETS LESS LIABILITIES-3.97%				1,577,901

NET ASSETS-100.00%				$39,732,901

Investment Abbreviations:

AGC	-Assured Guaranty Corp.
AGM	-Assured Guaranty Municipal Corp.
CEP	-Credit Enhancement Provider
GNMA	-Government National Mortgage Association
GO	-General Obligation
INS	-Insurer
LOC	-Letter of Credit
RB	-Revenue Bonds
Ref.	-Refunding
VRD	-Variable Rate Demand

Notes to Schedule of Investments:

(a)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2023.

(b)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
TD Bank, N.A.	13.10%
Assured Guaranty Municipal Corp.	8.91%
JPMorgan Chase Bank, N.A.	7.08%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.41%
Aerospace & Defense-2.67%
Hexcel Corp., 4.20%, 02/15/2027	$2,660,000	$2,487,141
Howmet Aerospace, Inc.
5.90%, 02/01/2027	2,163,000	2,149,871
3.00%, 01/15/2029	2,510,000	2,167,094
TransDigm, Inc., 5.50%, 11/15/2027	8,114,000	7,707,661

		14,511,767

Air Freight & Logistics-0.74%
GXO Logistics, Inc.
1.65%, 07/15/2026(b)	2,276,000	2,016,877
2.65%, 07/15/2031(b)	2,565,000	2,011,439

		4,028,316

Automobile Components-2.57%
American Axle & Manufacturing, Inc., 5.00%, 10/01/2029(b)	4,672,000	3,850,752
Dana, Inc.
5.63%, 06/15/2028(b)	2,247,000	2,117,258
4.25%, 09/01/2030(b)	2,498,000	2,056,277
Goodyear Tire & Rubber Co. (The)
5.00%, 05/31/2026(b)	3,077,000	2,971,968
5.00%, 07/15/2029(b)	3,388,000	3,010,214

		14,006,469

Automobiles-3.49%
Ford Motor Co., 3.25%, 02/12/2032	12,267,000	9,586,766
Ford Motor Credit Co. LLC, 3.38%, 11/13/2025	10,094,000	9,419,722

		19,006,488

Broadline Retail-3.93%
Kohl’s Corp.
4.25%, 07/17/2025(b)	3,692,000	3,475,796
4.63%, 05/01/2031(b)	5,196,000	3,830,231
Nordstrom, Inc.
4.00%, 03/15/2027(b)	3,277,000	2,862,263
4.38%, 04/01/2030(b)	3,552,000	2,841,600
QVC, Inc.
4.45%, 02/15/2025(b)	4,995,000	4,495,895
4.38%, 09/01/2028	6,855,000	3,885,611

		21,391,396

Building Products-0.41%
Griffon Corp., 5.75%, 03/01/2028	2,394,000	2,234,210

Chemicals-2.32%
Chemours Co. (The), 5.38%, 05/15/2027(b)	4,728,000	4,455,007
Olin Corp., 5.63%, 08/01/2029(b)	4,754,000	4,565,757
Scotts Miracle-Gro Co. (The), 4.00%, 04/01/2031(b)	4,572,000	3,597,615

		12,618,379

Commercial Services & Supplies-1.53%
CoreCivic, Inc., 8.25%, 04/15/2026(b)	2,996,000	3,010,584
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/2026	2,692,000	2,537,911
Steelcase, Inc., 5.13%, 01/18/2029(b)	3,141,000	2,782,552

		8,331,047

	Principal Amount	Value
Communications Equipment-0.52%
Hughes Satellite Systems Corp., 6.63%, 08/01/2026(b)	$3,240,000	$2,813,924

Construction & Engineering-1.51%
AECOM, 5.13%, 03/15/2027	6,037,000	5,797,820
Fluor Corp., 4.25%, 09/15/2028(b)	2,614,000	2,440,038

		8,237,858

Consumer Finance-6.70%
Ally Financial, Inc.
5.75%, 11/20/2025(b)	4,995,000	4,849,581
6.70%, 02/14/2033(b)	5,362,000	4,859,160
Navient Corp.
6.13%, 03/25/2024	2,919,000	2,909,432
5.50%, 03/15/2029	3,530,000	3,021,697
OneMain Finance Corp.
7.13%, 03/15/2026	3,070,000	3,023,639
4.00%, 09/15/2030(b)	3,904,000	3,044,554
SLM Corp., 4.20%, 10/29/2025(b)	4,505,000	4,241,007
Synchrony Financial, 7.25%, 02/02/2033(b)	11,413,000	10,502,961

		36,452,031

Containers & Packaging-3.27%
Ball Corp.
5.25%, 07/01/2025	2,959,000	2,920,645
2.88%, 08/15/2030(b)	3,624,000	2,967,938
Berry Global, Inc., 1.57%, 01/15/2026	6,444,000	5,863,108
Crown Americas LLC, 5.25%, 04/01/2030(b)	2,639,000	2,489,369
Silgan Holdings, Inc., 4.13%, 02/01/2028(b)	3,860,000	3,540,083

		17,781,143

Diversified Consumer Services-0.77%
Service Corp. International, 5.13%, 06/01/2029(b)	4,470,000	4,218,562

Diversified REITs-1.33%
Hudson Pacific Properties L.P.
3.95%, 11/01/2027	2,036,000	1,602,557
3.25%, 01/15/2030	2,487,000	1,687,426
VICI Properties L.P.
4.75%, 02/15/2028	2,073,000	1,973,159
5.13%, 05/15/2032(b)	2,106,000	1,953,777

		7,216,919

Electric Utilities-5.19%
DPL, Inc., 4.13%, 07/01/2025	7,663,000	7,296,670
FirstEnergy Corp.
Series B, 4.15%, 07/15/2027	4,412,000	4,165,753
Series C, 7.38%, 11/15/2031	3,703,000	4,122,739
NRG Energy, Inc., 6.63%, 01/15/2027(b)	6,031,000	5,961,487
PG&E Corp., 5.25%, 07/01/2030(b)	7,577,000	6,738,581

		28,285,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)–(continued)

August 31, 2023

	Principal Amount	Value
Electrical Equipment-0.64%
Regal Rexnord Corp.
6.05%, 02/15/2026(c)	$1,758,000	$1,749,865
6.40%, 04/15/2033(c)	1,778,000	1,762,848

		3,512,713

Electronic Equipment, Instruments & Components-1.71%
CDW LLC/CDW Finance Corp.
2.67%, 12/01/2026	3,399,000	3,086,362
3.57%, 12/01/2031	3,600,000	3,047,640
Vontier Corp.
1.80%, 04/01/2026	1,794,000	1,612,903
2.95%, 04/01/2031	1,948,000	1,545,536

		9,292,441

Energy Equipment & Services-0.82%
Oceaneering International, Inc., 4.65%, 11/15/2024	1,976,000	1,936,480
Patterson-UTI Energy, Inc., 3.95%, 02/01/2028(b)	2,733,000	2,509,883

		4,446,363

Financial Services-1.09%
MGIC Investment Corp., 5.25%, 08/15/2028(b)	3,041,000	2,905,088
Radian Group, Inc.
4.50%, 10/01/2024	420	408
4.88%, 03/15/2027(b)	3,224,000	3,053,821

		5,959,317

Food Products-0.99%
Pilgrim’s Pride Corp., 3.50%, 03/01/2032	6,672,000	5,379,033

Gas Utilities-1.00%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	5,740,000	5,451,502

Health Care Equipment & Supplies-0.57%
Teleflex, Inc., 4.63%, 11/15/2027(b)	3,277,000	3,093,521

Health Care Providers & Services-4.38%
Centene Corp.
2.45%, 07/15/2028	7,555,000	6,476,622
4.63%, 12/15/2029	6,945,000	6,392,491
Encompass Health Corp., 4.75%, 02/01/2030(b)	3,986,000	3,634,209
Tenet Healthcare Corp.
4.88%, 01/01/2026(b)	3,788,000	3,676,035
6.13%, 06/15/2030	3,768,000	3,655,945

		23,835,302

Health Care REITs-1.36%
MPT Operating Partnership L.P./MPT Finance Corp.
5.00%, 10/15/2027	2,680,000	2,120,306
3.50%, 03/15/2031	3,364,000	2,183,637
Sabra Health Care L.P.
5.13%, 08/15/2026	1,634,000	1,581,896
3.20%, 12/01/2031	2,020,000	1,545,092

		7,430,931

	Principal Amount	Value
Hotel & Resort REITs-1.20%
RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, 10/15/2027	$2,893,000	$2,692,328
Service Properties Trust
4.35%, 10/01/2024	2,017,000	1,943,000
4.95%, 10/01/2029	2,400,000	1,894,850

		6,530,178

Hotels, Restaurants & Leisure-7.02%
Churchill Downs, Inc., 5.50%, 04/01/2027(b)(c)	2,169,000	2,091,647
Hilton Domestic Operating Co., Inc.,
4.88%, 01/15/2030(b)	5,198,000	4,853,950
Las Vegas Sands Corp.
3.20%, 08/08/2024(b)	4,772,000	4,623,079
3.90%, 08/08/2029	5,183,000	4,569,420
MGM Resorts International
5.75%, 06/15/2025(b)	3,368,000	3,324,310
4.75%, 10/15/2028(b)	3,611,000	3,280,302
Royal Caribbean Cruises Ltd., 3.70%, 03/15/2028(b)	6,958,000	6,067,226
Travel + Leisure Co., Series J, 6.00%, 04/01/2027(b)	3,514,000	3,420,000
Yum! Brands, Inc., 3.63%, 03/15/2031(b)	7,070,000	6,001,894

		38,231,828

Household Durables-4.28%
Century Communities, Inc., 6.75%, 06/01/2027	2,403,000	2,397,844
KB Home, 4.00%, 06/15/2031(b)	3,810,000	3,212,897
M/I Homes, Inc., 4.95%, 02/01/2028	2,969,000	2,757,728
MDC Holdings, Inc., 2.50%, 01/15/2031	4,226,000	3,281,931
Meritage Homes Corp., 6.00%, 06/01/2025(b)	3,308,000	3,295,777
Newell Brands, Inc.
4.70%, 04/01/2026	2,766,000	2,652,610
6.63%, 09/15/2029(b)	2,708,000	2,685,088
Tri Pointe Homes, Inc., 5.70%, 06/15/2028	3,154,000	2,993,209

		23,277,084

IT Services-0.44%
Twilio, Inc., 3.63%, 03/15/2029(b)	2,786,000	2,392,777

Machinery-1.08%
Hillenbrand, Inc.
5.00%, 09/15/2026(b)	1,407,000	1,370,094
3.75%, 03/01/2031(b)	1,620,000	1,367,212
Trinity Industries, Inc., 4.55%, 10/01/2024(b)	3,200,000	3,139,216

		5,876,522

Media-3.76%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 03/01/2030(b)(c)	9,463,000	8,144,734
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	8,114,000	7,974,877
Lamar Media Corp.
3.75%, 02/15/2028	2,428,000	2,213,607
3.63%, 01/15/2031(b)	2,562,000	2,141,576

		20,474,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)–(continued)

August 31, 2023

	Principal Amount	Value
Metals & Mining-4.34%
ATI, Inc.
5.88%, 12/01/2027(b)	$1,399,000	$1,362,024
5.13%, 10/01/2031	1,493,000	1,325,680
Carpenter Technology Corp., 6.38%, 07/15/2028	2,387,000	2,334,666
Cleveland-Cliffs Steel Corp., 7.00%, 03/15/2027	760	743
Cleveland-Cliffs, Inc., 6.75%, 04/15/2030(c)	4,812,000	4,593,408
Freeport-McMoRan, Inc., 4.63%, 08/01/2030	9,158,000	8,478,817
United States Steel Corp., 6.88%, 03/01/2029(b)	5,542,000	5,525,651

		23,620,989

Mortgage REITs-1.15%
Starwood Property Trust, Inc., 4.75%, 03/15/2025(b)	6,450,000	6,241,719

Oil, Gas & Consumable Fuels-8.68%
Apache Corp., 4.25%, 01/15/2030(b)	5,989,000	5,463,865
Cheniere Energy, Inc., 4.63%, 10/15/2028	6,247,000	5,886,627
EQM Midstream Partners L.P., 5.50%, 07/15/2028	4,193,000	4,010,029
EQT Corp.
3.90%, 10/01/2027	1,756,000	1,641,320
7.00%, 02/01/2030(b)	1,590,000	1,665,225
Murphy Oil Corp., 5.88%, 12/01/2027(b)	3,884,000	3,820,651
Murphy Oil USA, Inc., 4.75%, 09/15/2029	4,782,000	4,389,924
Occidental Petroleum Corp.
5.55%, 03/15/2026(b)	5,677,000	5,634,650
6.63%, 09/01/2030(b)	5,444,000	5,625,660
Range Resources Corp.
4.88%, 05/15/2025	1,211,000	1,184,891
8.25%, 01/15/2029(b)	1,160,000	1,205,315
SM Energy Co., 6.50%, 07/15/2028(b)	2,845,000	2,783,548
Southwestern Energy Co.
5.70%, 01/23/2025	1,976,000	1,958,600
5.38%, 03/15/2030	2,135,000	2,000,955

		47,271,260

Passenger Airlines-3.57%
Delta Air Lines, Inc.
7.38%, 01/15/2026(b)	4,817,000	4,960,872
3.75%, 10/28/2029(b)	5,524,000	4,921,000
United Airlines Holdings, Inc., 4.88%, 01/15/2025(b)	9,810,000	9,579,866

		19,461,738

Pharmaceuticals-0.68%
Elanco Animal Health, Inc., 6.65%, 08/28/2028(b)	3,764,000	3,721,655

Real Estate Management & Development-0.99%
Kennedy-Wilson, Inc., 4.75%, 03/01/2029(b)	3,594,000	2,891,373
Newmark Group, Inc., 6.13%, 11/15/2023	2,482,000	2,479,357

		5,370,730

	Principal Amount	Value
Semiconductors & Semiconductor Equipment-2.42%
Amkor Technology, Inc., 6.63%, 09/15/2027(b)(c)	$4,216,000	$4,217,495
Qorvo, Inc., 4.38%, 10/15/2029(b)	4,491,000	4,072,975
Skyworks Solutions, Inc.
1.80%, 06/01/2026	2,752,000	2,462,494
3.00%, 06/01/2031	2,947,000	2,400,598

		13,153,562

Software-0.26%
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029(b)	1,661,000	1,429,622

Specialized REITs-1.47%
GLP Capital L.P./GLP Financing II, Inc.
5.38%, 04/15/2026	2,165,000	2,121,831
5.30%, 01/15/2029	2,214,000	2,089,580
SBA Communications Corp., 3.88%, 02/15/2027(b)	4,118,000	3,811,088

		8,022,499

Specialty Retail-3.02%
Asbury Automotive Group, Inc., 4.75%, 03/01/2030(b)	4,916,000	4,323,998
Bath & Body Works, Inc., 5.25%, 02/01/2028(b)	6,102,000	5,859,947
Penske Automotive Group, Inc., 3.75%, 06/15/2029	7,312,000	6,281,360

		16,465,305

Technology Hardware, Storage & Peripherals-2.67%
Seagate HDD Cayman
4.75%, 01/01/2025(b)	3,504,000	3,435,463
9.63%, 12/01/2032(c)	3,027,030	3,356,432
Western Digital Corp., 4.75%, 02/15/2026	8,106,000	7,736,409

		14,528,304

Textiles, Apparel & Luxury Goods-0.60%
Under Armour, Inc., 3.25%, 06/15/2026(b)	3,556,000	3,262,425

Trading Companies & Distributors-1.27%
United Rentals (North America), Inc.
4.88%, 01/15/2028(b)	3,631,000	3,458,295
3.88%, 02/15/2031(b)	4,037,000	3,456,737

		6,915,032

Total U.S. Dollar Denominated Bonds & Notes (Cost $576,464,429)		535,782,885

	Shares
Money Market Funds-1.44%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e) (Cost $7,839,414)	7,839,414	7,839,414

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.85% (Cost $584,303,843)		543,622,299

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)–(continued)

August 31, 2023

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-31.86%
Invesco Private Government Fund, 5.30%(d)(e)(f)	48,562,324	$48,562,324
Invesco Private Prime Fund, 5.51%(d)(e)(f)	124,868,654	124,868,654

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $173,429,652)		173,430,978

TOTAL INVESTMENTS IN SECURITIES-131.71% (Cost $757,733,495)		717,053,277
OTHER ASSETS LESS LIABILITIES-(31.71)%		(172,635,271)

NET ASSETS-100.00%		$544,418,006

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $25,916,429, which represented 4.76% of the Fund’s Net Assets.

(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$85,871,635	$(78,032,221)	$-	$-	$7,839,414	$101,981
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	57,871,109	222,359,821	(231,668,606)	-	-	48,562,324	2,394,223	*
Invesco Private Prime Fund	150,996,498	395,209,748	(421,324,491)	(9,598)	(3,503)	124,868,654	6,451,077	*

Total	$208,867,607	$703,441,204	$(731,025,318)	$(9,598)	$(3,503)	$181,270,392	$8,947,281

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.01%
Aerospace & Defense-2.12%
Boeing Co. (The)
4.88%, 05/01/2025	$65,000	$64,136
5.15%, 05/01/2030	80,000	78,745
General Dynamics Corp.
3.75%, 05/15/2028	71,000	67,846
3.63%, 04/01/2030	70,000	65,224
Huntington Ingalls Industries, Inc.
3.48%, 12/01/2027	20,000	18,434
4.20%, 05/01/2030	20,000	18,494
L3Harris Technologies, Inc.
4.40%, 06/15/2028	38,000	36,569
1.80%, 01/15/2031	50,000	39,406
Lockheed Martin Corp.
3.55%, 01/15/2026	107,000	103,609
3.90%, 06/15/2032	90,000	83,749
Northrop Grumman Corp.
3.25%, 01/15/2028	76,000	70,835
4.40%, 05/01/2030	60,000	57,805
RTX Corp.
3.95%, 08/16/2025	100,000	97,275
4.13%, 11/16/2028	89,000	84,992
Textron, Inc., 3.00%, 06/01/2030	75,000	64,965

		952,084

Air Freight & Logistics-0.90%
C.H. Robinson Worldwide, Inc., 4.20%, 04/15/2028	85,000	80,935
FedEx Corp.
3.25%, 04/01/2026	90,000	86,004
3.10%, 08/05/2029	88,000	78,923
United Parcel Service, Inc.
3.05%, 11/15/2027	74,000	69,353
4.45%, 04/01/2030	90,000	88,707

		403,922

Automobile Components-0.31%
BorgWarner, Inc., 2.65%, 07/01/2027	60,000	54,402
Lear Corp., 3.80%, 09/15/2027	90,000	84,439

		138,841

Automobiles-0.53%
General Motors Co., 6.13%, 10/01/2025	120,000	120,549
PACCAR Financial Corp., 3.55%, 08/11/2025	120,000	116,701

		237,250

Banks-6.64%
Bank of America Corp., 3.25%, 10/21/2027(b)	435,000	405,479
Citigroup, Inc.
4.45%, 09/29/2027	175,000	167,377
6.63%, 06/15/2032	180,000	188,022
Citizens Bank N.A., 3.75%, 02/18/2026	70,000	65,220
Citizens Financial Group, Inc., 3.25%, 04/30/2030	65,000	54,465
Comerica, Inc., 4.00%, 02/01/2029	83,000	71,577
Fifth Third Bancorp, 3.65%, 01/25/2024	120,000	118,889

	Principal Amount	Value
Banks-(continued)
Huntington Bancshares, Inc.
2.63%, 08/06/2024	$50,000	$48,318
2.55%, 02/04/2030	87,000	71,113
JPMorgan Chase & Co., 2.95%, 10/01/2026(b)	516,000	482,304
KeyBank N.A., 4.15%, 08/08/2025(b)	80,000	75,762
KeyCorp, 2.55%, 10/01/2029	80,000	63,473
Manufacturers & Traders Trust Co., 4.65%, 01/27/2026	140,000	134,058
PNC Financial Services Group, Inc. (The)
3.50%, 01/23/2024	100,000	98,941
2.55%, 01/22/2030	105,000	88,127
Regions Financial Corp., 1.80%, 08/12/2028	140,000	116,169
Truist Bank, 3.63%, 09/16/2025	86,000	81,559
Truist Financial Corp., 1.95%, 06/05/2030	140,000	111,380
U.S. Bancorp
1.38%, 07/22/2030	130,000	98,651
Series V, 2.38%, 07/22/2026	101,000	93,148
Wells Fargo & Co.
3.00%, 04/22/2026	171,000	160,342
4.15%, 01/24/2029	200,000	188,747

		2,983,121

Beverages-1.62%
Coca-Cola Co. (The)
1.45%, 06/01/2027	140,000	125,085
2.25%, 01/05/2032(b)	130,000	109,216
Constellation Brands, Inc.
4.35%, 05/09/2027	40,000	38,753
2.25%, 08/01/2031	40,000	32,179
Keurig Dr Pepper, Inc.
4.60%, 05/25/2028	46,000	44,963
4.05%, 04/15/2032	70,000	64,195
Molson Coors Beverage Co., 3.00%, 07/15/2026	98,000	91,854
PepsiCo, Inc.
3.00%, 10/15/2027	124,000	116,710
2.75%, 03/19/2030	120,000	106,892

		729,847

Biotechnology-1.71%
AbbVie, Inc.
2.60%, 11/21/2024	120,000	115,831
3.20%, 11/21/2029	114,000	102,823
Amgen, Inc.
5.15%, 03/02/2028	70,000	69,959
5.25%, 03/02/2033	100,000	99,522
Biogen, Inc.
4.05%, 09/15/2025	61,000	59,180
2.25%, 05/01/2030	70,000	57,669
Gilead Sciences, Inc.
3.65%, 03/01/2026	98,000	94,311
1.65%, 10/01/2030(b)	95,000	76,382
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/2030	115,000	91,582

		767,259

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2023

	Principal Amount	Value
Broadline Retail-0.91%
Amazon.com, Inc.
3.15%, 08/22/2027	$165,000	$155,264
2.10%, 05/12/2031	195,000	161,823
eBay, Inc.
3.60%, 06/05/2027	50,000	47,238
2.70%, 03/11/2030	50,000	42,730

		407,055

Building Products-0.85%
Carlisle Cos., Inc.
3.75%, 12/01/2027	40,000	37,750
2.75%, 03/01/2030	40,000	33,890
Carrier Global Corp.
2.24%, 02/15/2025	50,000	47,587
2.72%, 02/15/2030	70,000	60,075
Fortune Brands Innovations, Inc., 3.25%, 09/15/2029	23,000	20,303
Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A., 1.75%, 09/15/2030	150,000	120,299
Masco Corp.
1.50%, 02/15/2028	45,000	38,346
2.00%, 02/15/2031	30,000	23,713

		381,963

Capital Markets-3.86%
Ameriprise Financial, Inc.
4.00%, 10/15/2023	54,000	53,860
4.50%, 05/13/2032	50,000	47,344
Bank of New York Mellon Corp. (The)
3.85%, 04/28/2028	94,000	89,480
3.30%, 08/23/2029	90,000	80,455
BlackRock, Inc.
3.50%, 03/18/2024	74,000	73,212
1.90%, 01/28/2031	80,000	64,970
Charles Schwab Corp. (The)
2.00%, 03/20/2028	100,000	86,270
2.90%, 03/03/2032	95,000	78,529
CME Group, Inc.
3.00%, 03/15/2025	56,000	54,096
2.65%, 03/15/2032	85,000	71,341
Franklin Resources, Inc., 1.60%, 10/30/2030	130,000	102,044
Goldman Sachs Group, Inc. (The)
3.50%, 04/01/2025	140,000	135,159
3.80%, 03/15/2030	140,000	127,426
Jefferies Financial Group, Inc.
4.85%, 01/15/2027	60,000	58,366
4.15%, 01/23/2030	25,000	22,544
Morgan Stanley, 3.63%, 01/20/2027(b)	277,000	261,831
Nasdaq, Inc.
3.85%, 06/30/2026(b)	80,000	77,036
1.65%, 01/15/2031	30,000	23,520
Northern Trust Corp.
4.00%, 05/10/2027	30,000	28,828
1.95%, 05/01/2030	35,000	28,857
Raymond James Financial, Inc., 4.65%, 04/01/2030	85,000	82,344

	Principal Amount	Value
Capital Markets-(continued)
State Street Corp.
3.55%, 08/18/2025	$41,000	$39,606
2.40%, 01/24/2030	55,000	46,997

		1,734,115

Chemicals-2.57%
Air Products and Chemicals, Inc.
1.50%, 10/15/2025	70,000	64,962
2.05%, 05/15/2030(b)	69,000	58,304
Albemarle Corp., 4.65%, 06/01/2027	30,000	29,007
Celanese US Holdings LLC
6.17%, 07/15/2027	40,000	40,036
6.38%, 07/15/2032	40,000	39,624
DuPont de Nemours, Inc.
4.49%, 11/15/2025	25,000	24,486
4.73%, 11/15/2028(b)	45,000	44,424
Eastman Chemical Co.
3.80%, 03/15/2025	23,000	22,363
4.50%, 12/01/2028	30,000	28,703
Ecolab, Inc.
2.70%, 11/01/2026	50,000	46,845
4.80%, 03/24/2030	45,000	44,778
EIDP, Inc.
1.70%, 07/15/2025	60,000	55,990
2.30%, 07/15/2030	35,000	29,075
FMC Corp.
3.20%, 10/01/2026	23,000	21,313
3.45%, 10/01/2029	22,000	19,158
Huntsman International LLC, 4.50%, 05/01/2029	50,000	46,343
Linde, Inc.
3.20%, 01/30/2026	86,000	82,825
1.10%, 08/10/2030	95,000	75,048
LYB International Finance III LLC, 2.25%, 10/01/2030	50,000	40,662
LyondellBasell Industries N.V., 5.75%, 04/15/2024	71,000	70,874
Mosaic Co. (The)
4.25%, 11/15/2023	28,000	27,909
5.45%, 11/15/2033	50,000	48,756
PPG Industries, Inc., 3.75%, 03/15/2028	66,000	62,246
Sherwin-Williams Co. (The)
3.45%, 06/01/2027	38,000	35,827
2.95%, 08/15/2029	20,000	17,636
Westlake Corp., 3.60%, 08/15/2026	79,000	74,949

		1,152,143

Commercial Services & Supplies-0.50%
Cintas Corp. No. 2
3.70%, 04/01/2027	28,000	26,896
4.00%, 05/01/2032	25,000	23,395
Republic Services, Inc.
3.95%, 05/15/2028	39,000	37,069
1.75%, 02/15/2032	70,000	54,211
Waste Management, Inc.
3.15%, 11/15/2027	30,000	28,003
1.50%, 03/15/2031	70,000	54,624

		224,198

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2023

	Principal Amount	Value
Communications Equipment-0.77%
Cisco Systems, Inc., 2.50%, 09/20/2026(b)	$230,000	$215,478
Juniper Networks, Inc., 3.75%, 08/15/2029	53,000	48,242
Motorola Solutions, Inc.
4.60%, 02/23/2028	50,000	48,495
4.60%, 05/23/2029	33,000	31,819

		344,034

Construction & Engineering-0.15%
Quanta Services, Inc., 2.90%, 10/01/2030	80,000	67,532

Construction Materials-0.25%
Eagle Materials, Inc., 2.50%, 07/01/2031	30,000	24,253
Martin Marietta Materials, Inc., 2.40%, 07/15/2031	70,000	56,698
Vulcan Materials Co., 3.50%, 06/01/2030	35,000	31,373

		112,324

Consumer Finance-1.63%
Ally Financial, Inc.
5.80%, 05/01/2025	68,000	67,039
2.20%, 11/02/2028	55,000	44,426
American Express Co.
2.25%, 03/04/2025	100,000	95,137
4.05%, 05/03/2029	90,000	85,553
Capital One Financial Corp., 3.80%, 01/31/2028	200,000	183,517
Discover Bank
3.45%, 07/27/2026	66,000	60,467
4.65%, 09/13/2028	80,000	73,560
General Motors Financial Co., Inc., 3.10%, 01/12/2032	150,000	120,301

		730,000

Consumer Staples Distribution & Retail-3.28%
Costco Wholesale Corp.
1.38%, 06/20/2027	135,000	119,434
1.60%, 04/20/2030	90,000	74,314
Dollar General Corp.
3.88%, 04/15/2027	45,000	42,995
3.50%, 04/03/2030	60,000	53,369
Dollar Tree, Inc.
4.20%, 05/15/2028	42,000	39,887
2.65%, 12/01/2031	70,000	56,583
Kroger Co. (The)
2.65%, 10/15/2026	107,000	99,019
4.50%, 01/15/2029	80,000	77,390
Sysco Corp.
3.30%, 07/15/2026	95,000	90,191
5.95%, 04/01/2030	60,000	62,179
Target Corp.
2.25%, 04/15/2025	85,000	81,189
3.38%, 04/15/2029	90,000	84,235
Walgreens Boots Alliance, Inc.
3.45%, 06/01/2026	99,000	93,547
3.20%, 04/15/2030	120,000	101,923
Walmart, Inc.
3.90%, 09/09/2025	210,000	205,504
1.80%, 09/22/2031	235,000	192,518

		1,474,277

	Principal Amount	Value
Containers & Packaging-0.75%
Amcor Finance USA, Inc., 3.63%, 04/28/2026	$30,000	$28,449
Amcor Flexibles North America, Inc., 2.69%, 05/25/2031	30,000	24,441
Avery Dennison Corp., 4.88%, 12/06/2028	61,000	59,677
Packaging Corp. of America
3.40%, 12/15/2027	40,000	37,312
3.00%, 12/15/2029	40,000	34,961
Sonoco Products Co., 3.13%, 05/01/2030	45,000	38,917
WRKCo, Inc.
4.65%, 03/15/2026	40,000	38,946
4.90%, 03/15/2029(b)	75,000	72,235

		334,938

Distributors-0.20%
Genuine Parts Co., 1.88%, 11/01/2030	115,000	90,247

Diversified REITs-0.57%
American Assets Trust L.P., 3.38%, 02/01/2031	30,000	23,327
Corporate Office Properties L.P., 2.75%, 04/15/2031	55,000	42,461
CubeSmart L.P., 2.25%, 12/15/2028	40,000	33,916
Digital Realty Trust L.P.
3.70%, 08/15/2027	53,000	49,424
3.60%, 07/01/2029	70,000	63,194
W.P. Carey, Inc.
4.60%, 04/01/2024	19,000	18,856
2.40%, 02/01/2031(b)	30,000	24,013

		255,191

Diversified Telecommunication Services-1.46%
AT&T, Inc.
4.25%, 03/01/2027	190,000	183,194
4.30%, 02/15/2030	146,000	136,180
Verizon Communications, Inc.
4.13%, 03/16/2027	160,000	154,194
4.33%, 09/21/2028	190,000	182,047

		655,615

Electric Utilities-4.34%
AEP Texas, Inc., Series I, 2.10%, 07/01/2030	90,000	73,074
American Electric Power Co., Inc., 3.20%, 11/13/2027	86,000	79,720
Avangrid, Inc.
3.20%, 04/15/2025	35,000	33,523
3.80%, 06/01/2029	58,000	52,698
Berkshire Hathaway Energy Co., 3.70%, 07/15/2030(b)	235,000	214,373
Consolidated Edison Co. of New York, Inc., 2.40%, 06/15/2031	130,000	107,902
Duke Energy Corp.
2.65%, 09/01/2026	76,000	70,347
2.55%, 06/15/2031	95,000	77,688
Entergy Corp., 1.90%, 06/15/2028	75,000	64,326
Entergy Louisiana LLC, 4.00%, 03/15/2033	70,000	62,864
Evergy, Inc.
2.45%, 09/15/2024	10,000	9,650
2.90%, 09/15/2029	30,000	26,133
Eversource Energy, 3.38%, 03/01/2032	50,000	42,843

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2023

	Principal Amount	Value
Electric Utilities-(continued)
Exelon Corp.
3.95%, 06/15/2025	$70,000	$67,955
4.05%, 04/15/2030	40,000	37,000
Interstate Power and Light Co.
3.25%, 12/01/2024	24,000	23,320
4.10%, 09/26/2028	23,000	21,923
NextEra Energy Capital Holdings, Inc.
3.55%, 05/01/2027	65,000	61,298
2.25%, 06/01/2030	81,000	66,642
Pacific Gas and Electric Co.
3.15%, 01/01/2026	40,000	37,299
4.55%, 07/01/2030	40,000	35,997
Pinnacle West Capital Corp., 1.30%, 06/15/2025	75,000	69,301
PPL Capital Funding, Inc., 3.10%, 05/15/2026 .	60,000	56,655
PPL Electric Utilities Corp., 5.00%, 05/15/2033	45,000	44,570
Public Service Co. of Colorado, 1.88%, 06/15/2031	70,000	55,313
Southern California Edison Co.
5.95%, 11/01/2032	50,000	51,859
Series E, 3.70%, 08/01/2025	40,000	38,691
Southern Co. (The)
3.25%, 07/01/2026	108,000	102,214
Series A, 3.70%, 04/30/2030	110,000	99,672
Virginia Electric & Power Co., Series A, 3.50%, 03/15/2027	90,000	85,078
Wisconsin Electric Power Co., 4.75%, 09/30/2032	50,000	48,882
Xcel Energy, Inc., 4.00%, 06/15/2028	30,000	28,454

		1,947,264

Electrical Equipment-0.32%
Acuity Brands Lighting, Inc., 2.15%, 12/15/2030	35,000	28,061
Emerson Electric Co.
0.88%, 10/15/2026	55,000	48,721
2.20%, 12/21/2031	80,000	65,880

		142,662

Electronic Equipment, Instruments & Components-1.86%
Amphenol Corp., 2.80%, 02/15/2030	90,000	78,499
Arrow Electronics, Inc.
3.88%, 01/12/2028	38,000	35,212
2.95%, 02/15/2032	50,000	40,166
Avnet, Inc., 4.63%, 04/15/2026	58,000	56,211
Eaton Corp.
3.10%, 09/15/2027	39,000	36,593
4.00%, 11/02/2032	55,000	51,496
Flex Ltd.
4.75%, 06/15/2025	53,000	51,954
4.88%, 06/15/2029	40,000	38,265
Jabil, Inc.
3.95%, 01/12/2028	33,000	30,900
3.00%, 01/15/2031	50,000	41,810
Keysight Technologies, Inc.
4.60%, 04/06/2027	18,000	17,607
3.00%, 10/30/2029	40,000	35,060
TD SYNNEX Corp., 1.75%, 08/09/2026	90,000	79,398

	Principal Amount	Value
Electronic Equipment, Instruments & Components-(continued)
Teledyne Technologies, Inc.
2.25%, 04/01/2028	$40,000	$34,909
2.75%, 04/01/2031	40,000	33,420
Trimble, Inc.
4.90%, 06/15/2028	33,000	32,092
6.10%, 03/15/2033	30,000	30,313
Tyco Electronics Group S.A.
4.50%, 02/13/2026	60,000	59,037
2.50%, 02/04/2032	65,000	54,209

		837,151

Energy Equipment & Services-0.64%
Halliburton Co., 2.92%, 03/01/2030	120,000	104,748
Helmerich & Payne, Inc., 2.90%, 09/29/2031	30,000	24,401
NOV, Inc., 3.60%, 12/01/2029	38,000	34,099
Schlumberger Investment S.A.
3.65%, 12/01/2023	59,000	58,677
2.65%, 06/26/2030	75,000	64,923

		286,848

Entertainment-1.23%
Activision Blizzard, Inc.
3.40%, 09/15/2026	68,000	65,003
1.35%, 09/15/2030	44,000	35,186
Electronic Arts, Inc., 1.85%, 02/15/2031	65,000	52,067
Netflix, Inc., 4.88%, 04/15/2028	80,000	78,837
Take-Two Interactive Software, Inc.
3.55%, 04/14/2025	10,000	9,674
4.00%, 04/14/2032	30,000	27,022
Walt Disney Co. (The)
1.75%, 08/30/2024	114,000	109,719
2.65%, 01/13/2031	120,000	102,868
Warnermedia Holdings, Inc.
3.76%, 03/15/2027	40,000	37,530
4.28%, 03/15/2032	40,000	35,314

		553,220

Financial Services-2.43%
Berkshire Hathaway, Inc., 3.13%, 03/15/2026 .	208,000	199,525
Block Financial LLC, 3.88%, 08/15/2030	45,000	39,781
Equitable Holdings, Inc.
4.35%, 04/20/2028	41,000	38,836
5.59%, 01/11/2033	50,000	49,193
Fidelity National Information Services, Inc.
1.15%, 03/01/2026	50,000	45,022
2.25%, 03/01/2031	80,000	64,654
Fiserv, Inc.
2.75%, 07/01/2024	59,000	57,555
3.50%, 07/01/2029	38,000	34,712
Global Payments, Inc.
2.65%, 02/15/2025	30,000	28,660
3.20%, 08/15/2029	43,000	37,474
Mastercard, Inc.
3.38%, 04/01/2024	83,000	81,938
3.35%, 03/26/2030	55,000	50,587
PayPal Holdings, Inc.
2.40%, 10/01/2024	75,000	72,535
2.85%, 10/01/2029	75,000	66,372

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2023

	Principal Amount	Value
Financial Services-(continued)
Visa, Inc.
3.15%, 12/14/2025	$91,000	$87,325
2.05%, 04/15/2030	90,000	76,468
Western Union Co. (The), 1.35%, 03/15/2026	70,000	62,707

		1,093,344

Food Products-2.81%
Archer-Daniels-Midland Co.
2.50%, 08/11/2026	60,000	56,346
3.25%, 03/27/2030	95,000	86,509
Bunge Ltd. Finance Corp.
1.63%, 08/17/2025	50,000	46,328
2.75%, 05/14/2031	80,000	66,981
Campbell Soup Co.
4.15%, 03/15/2028	33,000	31,441
2.38%, 04/24/2030	40,000	33,384
Conagra Brands, Inc.
4.30%, 05/01/2024	30,000	29,672
4.85%, 11/01/2028	30,000	29,215
Flowers Foods, Inc., 2.40%, 03/15/2031(b)	50,000	40,538
General Mills, Inc.
4.20%, 04/17/2028	51,000	48,937
4.95%, 03/29/2033	80,000	78,073
Hershey Co. (The), 2.30%, 08/15/2026	68,000	63,712
Hormel Foods Corp.
1.70%, 06/03/2028	50,000	43,272
1.80%, 06/11/2030	50,000	41,381
Ingredion, Inc.
3.20%, 10/01/2026	28,000	26,452
2.90%, 06/01/2030	20,000	17,153
JM Smucker Co. (The)
3.50%, 03/15/2025	33,000	31,983
2.38%, 03/15/2030	40,000	33,733
Kellogg Co.
3.25%, 04/01/2026	41,000	39,023
Series B, 7.45%, 04/01/2031	20,000	22,570
Kraft Heinz Foods Co. (The)
3.00%, 06/01/2026	45,000	42,434
3.75%, 04/01/2030(b)	60,000	55,014
McCormick & Co., Inc.
3.40%, 08/15/2027	23,000	21,569
1.85%, 02/15/2031	30,000	23,639
Mondelez International, Inc.
1.50%, 05/04/2025	70,000	65,504
2.75%, 04/13/2030	100,000	86,524
Tyson Foods, Inc.
3.55%, 06/02/2027	56,000	52,625
4.35%, 03/01/2029	50,000	47,346

		1,261,358

Gas Utilities-0.35%
Atmos Energy Corp.
3.00%, 06/15/2027	21,000	19,712
1.50%, 01/15/2031	25,000	19,529
National Fuel Gas Co.
5.50%, 01/15/2026	40,000	39,657
2.95%, 03/01/2031	20,000	16,112
Southwest Gas Corp., 4.05%, 03/15/2032	70,000	62,785

		157,795

	Principal Amount	Value
Ground Transportation-1.11%
CSX Corp.
3.25%, 06/01/2027	$62,000	$58,404
4.25%, 03/15/2029	70,000	67,639
J.B. Hunt Transport Services, Inc., 3.88%, 03/01/2026	70,000	67,857
Norfolk Southern Corp.
3.80%, 08/01/2028	40,000	37,811
5.05%, 08/01/2030	50,000	49,533
Ryder System, Inc., 3.65%, 03/18/2024	81,000	80,029
Union Pacific Corp.
2.75%, 03/01/2026	50,000	47,314
3.95%, 09/10/2028	94,000	90,504

		499,091

Health Care Equipment & Supplies-1.76%
Abbott Laboratories
3.75%, 11/30/2026	77,000	74,650
1.40%, 06/30/2030(b)	80,000	65,257
Baxter International, Inc.
1.92%, 02/01/2027	40,000	35,607
2.54%, 02/01/2032(b)	50,000	40,153
Becton, Dickinson and Co.
3.70%, 06/06/2027	50,000	47,425
1.96%, 02/11/2031	50,000	40,243
Boston Scientific Corp.
3.45%, 03/01/2024	40,000	39,519
2.65%, 06/01/2030	40,000	34,364
DENTSPLY SIRONA, Inc., 3.25%, 06/01/2030	30,000	25,793
DH Europe Finance II S.a.r.l.
2.20%, 11/15/2024	78,000	75,068
2.60%, 11/15/2029	76,000	67,052
Edwards Lifesciences Corp., 4.30%, 06/15/2028	27,000	25,981
STERIS Irish FinCo Unlimited Co., 2.70%, 03/15/2031	60,000	49,708
Stryker Corp.
3.50%, 03/15/2026	44,000	42,270
1.95%, 06/15/2030	50,000	41,376
Zimmer Biomet Holdings, Inc.
3.55%, 04/01/2025	60,000	58,066
2.60%, 11/24/2031	35,000	28,536

		791,068

Health Care Providers & Services-4.20%
Cardinal Health, Inc., 3.41%, 06/15/2027	184,000	172,386
Cencora, Inc.
3.45%, 12/15/2027	90,000	84,614
2.70%, 03/15/2031	90,000	75,773
Cigna Group (The)
4.13%, 11/15/2025	70,000	68,238
4.38%, 10/15/2028	114,000	109,849
CVS Health Corp.
4.30%, 03/25/2028	150,000	144,147
5.25%, 02/21/2033	100,000	97,843
Elevance Health, Inc.
3.65%, 12/01/2027	115,000	108,448
2.25%, 05/15/2030	120,000	100,332
HCA, Inc.
5.38%, 02/01/2025	70,000	69,585
3.50%, 09/01/2030	85,000	74,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2023

	Principal Amount	Value
Health Care Providers & Services-(continued)
Humana, Inc.
1.35%, 02/03/2027	$80,000	$70,399
2.15%, 02/03/2032	65,000	51,012
Laboratory Corp. of America Holdings
3.60%, 02/01/2025	23,000	22,323
2.95%, 12/01/2029	60,000	52,822
McKesson Corp., 3.80%, 03/15/2024	200,000	197,899
Quest Diagnostics, Inc.
3.50%, 03/30/2025	30,000	29,043
2.95%, 06/30/2030(b)	35,000	30,419
UnitedHealth Group, Inc.
3.75%, 07/15/2025	149,000	145,259
5.35%, 02/15/2033	115,000	118,080
Universal Health Services, Inc.
1.65%, 09/01/2026	40,000	35,544
2.65%, 10/15/2030	35,000	28,218

		1,886,508

Health Care REITs-0.57%
Healthcare Realty Holdings L.P.
3.50%, 08/01/2026	21,000	19,621
2.00%, 03/15/2031	20,000	15,424
Omega Healthcare Investors, Inc.
5.25%, 01/15/2026	18,000	17,715
3.38%, 02/01/2031	20,000	16,179
Ventas Realty L.P.
3.50%, 02/01/2025	40,000	38,500
4.40%, 01/15/2029	44,000	41,354
Welltower OP LLC
4.00%, 06/01/2025	46,000	44,610
3.10%, 01/15/2030	70,000	60,920

		254,323

Hotel & Resort REITs-0.14%
Host Hotels & Resorts L.P.
Series E, 4.00%, 06/15/2025	30,000	28,982
Series H, 3.38%, 12/15/2029	39,000	33,226

		62,208

Hotels, Restaurants & Leisure-1.36%
Booking Holdings, Inc.
3.60%, 06/01/2026	40,000	38,501
4.63%, 04/13/2030	40,000	39,133
Darden Restaurants, Inc., 3.85%, 05/01/2027 .	84,000	79,709
Expedia Group, Inc., 3.80%, 02/15/2028	68,000	63,424
Hyatt Hotels Corp., 5.75%, 01/30/2027	40,000	40,056
Marriott International, Inc.
5.00%, 10/15/2027	45,000	44,601
Series FF, 4.63%, 06/15/2030	40,000	37,930
McDonald’s Corp.
3.80%, 04/01/2028	95,000	90,884
3.60%, 07/01/2030	50,000	46,044
Starbucks Corp.
3.80%, 08/15/2025	56,000	54,488
2.55%, 11/15/2030	90,000	76,391

		611,161

Household Durables-1.18%
D.R. Horton, Inc., 1.40%, 10/15/2027	110,000	94,579

	Principal Amount	Value
Household Durables-(continued)
Leggett & Platt, Inc.
3.50%, 11/15/2027	$10,000	$9,226
4.40%, 03/15/2029	20,000	18,912
Lennar Corp., 4.75%, 11/29/2027	90,000	87,324
Mohawk Industries, Inc., 3.63%, 05/15/2030(b)	95,000	85,507
NVR, Inc., 3.00%, 05/15/2030	60,000	51,409
PulteGroup, Inc., 5.50%, 03/01/2026	80,000	79,866
Whirlpool Corp., 4.75%, 02/26/2029	104,000	101,271

		528,094

Household Products-1.21%
Church & Dwight Co., Inc., 5.60%, 11/15/2032	50,000	51,759
Clorox Co. (The)
3.90%, 05/15/2028	35,000	33,266
4.60%, 05/01/2032	40,000	38,713
Colgate-Palmolive Co.
3.25%, 03/15/2024	65,000	64,213
3.25%, 08/15/2032	30,000	27,156
Kimberly-Clark Corp.
1.05%, 09/15/2027	70,000	60,504
3.20%, 04/25/2029	47,000	43,570
Procter & Gamble Co. (The)
1.90%, 02/01/2027	120,000	109,816
3.00%, 03/25/2030	125,000	114,315

		543,312

Independent Power and Renewable Electricity Producers-0.33%
AES Corp. (The)
1.38%, 01/15/2026	55,000	49,510
2.45%, 01/15/2031	60,000	47,698
NSTAR Electric Co., 3.20%, 05/15/2027	53,000	49,679

		146,887

Industrial Conglomerates-1.15%
3M Co.
2.88%, 10/15/2027	103,000	94,877
2.38%, 08/26/2029	115,000	99,226
General Electric Co., 6.75%, 03/15/2032	115,000	128,307
Honeywell International, Inc.
2.50%, 11/01/2026	123,000	114,856
1.75%, 09/01/2031	100,000	79,605

		516,871

Industrial REITs-0.19%
Prologis L.P.
2.13%, 04/15/2027	55,000	49,591
2.25%, 04/15/2030	42,000	35,300

		84,891

Insurance-6.06%
Aflac, Inc., 3.60%, 04/01/2030	150,000	136,928
Allstate Corp. (The)
3.28%, 12/15/2026	76,000	71,869
1.45%, 12/15/2030(b)	90,000	69,114
American International Group, Inc.
2.50%, 06/30/2025	90,000	85,262
5.13%, 03/27/2033	110,000	106,474
Aon Corp., 2.80%, 05/15/2030	40,000	34,395
Aon Global Ltd., 3.88%, 12/15/2025	40,000	38,702

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2023

	Principal Amount	Value
Insurance-(continued)
Brighthouse Financial, Inc.
3.70%, 06/22/2027	$77,000	$71,266
5.63%, 05/15/2030(b)	50,000	48,397
Brown & Brown, Inc.
4.20%, 09/15/2024	21,000	20,618
2.38%, 03/15/2031	20,000	16,010
Chubb INA Holdings, Inc.
3.35%, 05/03/2026	105,000	100,699
1.38%, 09/15/2030	95,000	74,873
CNA Financial Corp.
3.95%, 05/15/2024	57,000	56,270
3.90%, 05/01/2029	43,000	40,068
CNO Financial Group, Inc.
5.25%, 05/30/2025	30,000	29,395
5.25%, 05/30/2029	18,000	17,164
Fidelity National Financial, Inc., 3.40%, 06/15/2030	110,000	95,722
First American Financial Corp., 2.40%, 08/15/2031	80,000	61,444
Globe Life, Inc., 4.55%, 09/15/2028	46,000	44,639
Hartford Financial Services Group, Inc. (The), 2.80%, 08/19/2029	144,000	126,197
Lincoln National Corp.
3.80%, 03/01/2028	76,000	69,647
3.40%, 01/15/2031	80,000	67,634
Loews Corp.
3.75%, 04/01/2026	38,000	36,611
3.20%, 05/15/2030	40,000	35,425
Marsh & McLennan Cos., Inc.
3.88%, 03/15/2024	44,000	43,555
4.38%, 03/15/2029	58,000	56,207
MetLife, Inc.
3.60%, 04/10/2024	119,000	117,455
4.55%, 03/23/2030	100,000	97,309
Old Republic International Corp., 3.88%, 08/26/2026	69,000	65,618
Primerica, Inc., 2.80%, 11/19/2031	60,000	49,388
Principal Financial Group, Inc., 3.70%, 05/15/2029	122,000	111,834
Progressive Corp. (The)
2.45%, 01/15/2027	48,000	44,260
4.00%, 03/01/2029	75,000	72,238
Prudential Financial, Inc.
1.50%, 03/10/2026	120,000	109,983
2.10%, 03/10/2030	120,000	100,744
Reinsurance Group of America, Inc., 3.90%, 05/15/2029	99,000	90,574
Travelers Property Casualty Corp., 6.38%, 03/15/2033	135,000	148,482
Willis North America, Inc.
3.60%, 05/15/2024	32,000	31,481
2.95%, 09/15/2029	30,000	26,038

		2,719,989

Interactive Media & Services-0.72%
Alphabet, Inc.
2.00%, 08/15/2026	187,000	173,120
1.10%, 08/15/2030	185,000	148,348

		321,468

	Principal Amount	Value
IT Services-0.87%
Amdocs Ltd., 2.54%, 06/15/2030	$50,000	$41,187
DXC Technology Co.
1.80%, 09/15/2026	34,000	29,894
2.38%, 09/15/2028	33,000	27,229
International Business Machines Corp.
3.00%, 05/15/2024	52,000	51,058
3.50%, 05/15/2029	160,000	147,709
Kyndryl Holdings, Inc.
2.05%, 10/15/2026	30,000	26,420
3.15%, 10/15/2031	55,000	42,760
VeriSign, Inc.
5.25%, 04/01/2025	10,000	9,932
2.70%, 06/15/2031	20,000	16,388

		392,577

Leisure Products-0.26%
Brunswick Corp., 2.40%, 08/18/2031	80,000	61,392
Hasbro, Inc.
3.55%, 11/19/2026	30,000	28,196
3.90%, 11/19/2029	28,000	25,410

		114,998

Life Sciences Tools & Services-0.69%
Agilent Technologies, Inc., 2.30%, 03/12/2031	70,000	57,353
Bio-Rad Laboratories, Inc., 3.70%, 03/15/2032	30,000	26,288
Illumina, Inc.
5.75%, 12/13/2027	30,000	29,938
2.55%, 03/23/2031(b)	50,000	40,174
Revvity, Inc., 3.30%, 09/15/2029	33,000	29,363
Thermo Fisher Scientific, Inc.
4.80%, 11/21/2027	50,000	50,088
2.00%, 10/15/2031(b)	95,000	76,657

		309,861

Machinery-2.08%
Caterpillar Financial Services Corp., 3.40%, 05/13/2025	85,000	82,396
Caterpillar, Inc., 2.60%, 04/09/2030	95,000	83,594
Cummins, Inc.
3.65%, 10/01/2023	56,000	55,911
1.50%, 09/01/2030	70,000	56,259
Flowserve Corp., 3.50%, 10/01/2030	35,000	30,025
Fortive Corp., 3.15%, 06/15/2026	48,000	45,127
IDEX Corp., 3.00%, 05/01/2030	40,000	34,789
Illinois Tool Works, Inc., 2.65%, 11/15/2026	123,000	115,246
Ingersoll Rand, Inc., 5.70%, 08/14/2033	30,000	30,438
John Deere Capital Corp.
4.80%, 01/09/2026	50,000	49,740
2.80%, 07/18/2029	75,000	67,634
Otis Worldwide Corp.
2.06%, 04/05/2025	40,000	37,924
2.57%, 02/15/2030	40,000	34,244
Parker-Hannifin Corp.
3.25%, 03/01/2027	20,000	18,829
3.25%, 06/14/2029	37,000	33,493
Stanley Black & Decker, Inc.
3.40%, 03/01/2026	35,000	33,282
2.30%, 03/15/2030	40,000	33,162

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2023

	Principal Amount	Value
Machinery-(continued)
Wabtec Corp., 3.45%, 11/15/2026	$50,000	$47,030
Xylem, Inc.
3.25%, 11/01/2026(b)	25,000	23,536
2.25%, 01/30/2031	25,000	20,557

		933,216

Marine Transportation-0.07%
Kirby Corp., 4.20%, 03/01/2028	33,000	31,017

Media-1.33%
Comcast Corp.
3.95%, 10/15/2025	135,000	131,536
4.15%, 10/15/2028	112,000	108,045
Fox Corp.
4.03%, 01/25/2024	35,000	34,730
4.71%, 01/25/2029	55,000	53,075
Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	95,000	90,600
Omnicom Group, Inc., 2.60%, 08/01/2031	70,000	57,342
Omnicom Group, Inc./Omnicom Capital, Inc., 3.60%, 04/15/2026	38,000	36,376
Paramount Global
4.00%, 01/15/2026	50,000	48,028
4.95%, 01/15/2031	40,000	35,701

		595,433

Metals & Mining-0.73%
Newmont Corp., 2.25%, 10/01/2030	100,000	81,348
Nucor Corp.
3.95%, 05/01/2028	49,000	46,653
3.13%, 04/01/2032	60,000	51,239
Reliance Steel & Aluminum Co., 2.15%, 08/15/2030	95,000	76,876
Steel Dynamics, Inc., 3.45%, 04/15/2030	81,000	71,896

		328,012

Multi-Utilities-1.72%
Ameren Corp.
1.95%, 03/15/2027	60,000	53,979
3.50%, 01/15/2031	60,000	53,021
Arizona Public Service Co., 5.55%, 08/01/2033	40,000	40,067
Black Hills Corp., 4.25%, 11/30/2023	53,000	52,763
CenterPoint Energy, Inc.
1.45%, 06/01/2026	30,000	26,986
2.65%, 06/01/2031	40,000	32,855
Consumers Energy Co., 4.63%, 05/15/2033	50,000	48,519
Dominion Energy, Inc., Series C, 3.38%, 04/01/2030	75,000	66,199
DTE Electric Co., Series C, 2.63%, 03/01/2031	50,000	42,591
DTE Energy Co., Series F, 1.05%, 06/01/2025	60,000	55,366
NiSource, Inc.
0.95%, 08/15/2025	30,000	27,521
3.60%, 05/01/2030	30,000	26,920
Public Service Enterprise Group, Inc.
2.88%, 06/15/2024	40,000	39,062
2.45%, 11/15/2031	55,000	44,295
San Diego Gas & Electric Co., Series VVV,
1.70%, 10/01/2030	70,000	55,804

	Principal Amount	Value
Multi-Utilities-(continued)
Sempra, 3.40%, 02/01/2028(b)	$71,000	$65,757
WEC Energy Group, Inc., 4.75%, 01/09/2026	40,000	39,474

		771,179

Office REITs-0.31%
Alexandria Real Estate Equities, Inc.
3.45%, 04/30/2025	28,000	27,040
2.00%, 05/18/2032	10,000	7,590
Boston Properties L.P.
3.65%, 02/01/2026	30,000	28,284
3.25%, 01/30/2031	15,000	12,227
Kilroy Realty L.P., 3.05%, 02/15/2030	78,000	62,359

		137,500

Oil, Gas & Consumable Fuels-5.20%
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/2027	25,000	24,743
3.70%, 11/15/2029(b)	25,000	22,750
Chevron Corp.
2.95%, 05/16/2026	157,000	149,676
2.24%, 05/11/2030(b)	175,000	150,008
ConocoPhillips Co., 6.95%, 04/15/2029	150,000	165,129
Devon Energy Corp., 7.88%, 09/30/2031	70,000	78,995
Diamondback Energy, Inc.
3.25%, 12/01/2026	40,000	37,647
3.50%, 12/01/2029	25,000	22,634
EOG Resources, Inc.
4.15%, 01/15/2026	60,000	58,773
4.38%, 04/15/2030	40,000	38,908
Exxon Mobil Corp.
3.04%, 03/01/2026	181,000	172,983
2.61%, 10/15/2030(b)	205,000	177,699
Hess Corp.
4.30%, 04/01/2027	30,000	28,875
7.30%, 08/15/2031	30,000	32,804
HF Sinclair Corp., 5.88%, 04/01/2026	80,000	80,414
Kinder Morgan, Inc.
4.30%, 03/01/2028	65,000	62,003
5.20%, 06/01/2033	60,000	57,502
Marathon Oil Corp.
4.40%, 07/15/2027(b)	58,000	55,310
6.80%, 03/15/2032	35,000	36,569
Marathon Petroleum Corp., 4.70%, 05/01/2025	160,000	157,297
ONEOK, Inc.
4.55%, 07/15/2028	31,000	29,576
3.10%, 03/15/2030	50,000	42,970
Ovintiv, Inc., 7.38%, 11/01/2031	30,000	32,197
Phillips 66
3.90%, 03/15/2028	74,000	70,128
2.15%, 12/15/2030	110,000	89,152
Pioneer Natural Resources Co.
1.13%, 01/15/2026	35,000	31,749
1.90%, 08/15/2030	60,000	48,460
Targa Resources Corp., 5.20%, 07/01/2027	30,000	29,715
Targa Resources Partners L.P./Targa Resources
Partners Finance Corp., 5.50%, 03/01/2030	40,000	38,384
Valero Energy Corp., 2.15%, 09/15/2027	220,000	196,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2023

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Williams Cos., Inc. (The)
3.75%, 06/15/2027	$55,000	$51,801
2.60%, 03/15/2031	75,000	61,602

		2,332,540

Passenger Airlines-0.20%
Southwest Airlines Co.
5.13%, 06/15/2027	40,000	39,547
2.63%, 02/10/2030	60,000	50,750

		90,297

Personal Care Products-0.17%
Estee Lauder Cos., Inc. (The)
2.00%, 12/01/2024	40,000	38,398
2.38%, 12/01/2029	43,000	36,892

		75,290

Pharmaceuticals-2.86%
Bristol-Myers Squibb Co.
2.90%, 07/26/2024	100,000	97,758
3.40%, 07/26/2029	89,000	82,484
Eli Lilly and Co.
2.75%, 06/01/2025	65,000	62,490
3.38%, 03/15/2029	106,000	99,208
Johnson & Johnson
2.45%, 03/01/2026	178,000	167,999
1.30%, 09/01/2030	160,000	129,798
Merck & Co., Inc.
2.75%, 02/10/2025	109,000	105,433
3.40%, 03/07/2029	115,000	107,156
Pfizer, Inc.
3.00%, 12/15/2026	123,000	116,433
3.45%, 03/15/2029	105,000	98,522
Royalty Pharma PLC
1.20%, 09/02/2025	40,000	36,453
2.20%, 09/02/2030	40,000	31,902
Utah Acquisition Sub, Inc., 3.95%, 06/15/2026	33,000	31,203
Viatris, Inc., 2.70%, 06/22/2030	50,000	40,638
Zoetis, Inc.
3.00%, 09/12/2027	30,000	27,934
2.00%, 05/15/2030	60,000	49,434

		1,284,845

Professional Services-0.57%
Automatic Data Processing, Inc.
3.38%, 09/15/2025	41,000	39,688
1.25%, 09/01/2030	60,000	47,821
Broadridge Financial Solutions, Inc.
3.40%, 06/27/2026	25,000	23,655
2.60%, 05/01/2031	30,000	24,507
Concentrix Corp., 6.60%, 08/02/2028	50,000	48,994
Equifax, Inc.
2.60%, 12/01/2024	18,000	17,312
2.35%, 09/15/2031	20,000	15,693
Verisk Analytics, Inc.
4.00%, 06/15/2025	20,000	19,461
4.13%, 03/15/2029	20,000	19,061

		256,192

	Principal Amount	Value
Real Estate Management & Development-0.18%
CBRE Services, Inc.
4.88%, 03/01/2026	$40,000	$39,145
2.50%, 04/01/2031	50,000	40,216

		79,361

Residential REITs-1.09%
American Homes 4 Rent L.P.
4.25%, 02/15/2028	28,000	26,515
3.63%, 04/15/2032	30,000	25,723
AvalonBay Communities, Inc.
3.45%, 06/01/2025	50,000	48,398
2.30%, 03/01/2030	35,000	29,274
Camden Property Trust, 2.80%, 05/15/2030	60,000	52,162
ERP Operating L.P.
2.85%, 11/01/2026	38,000	35,469
2.50%, 02/15/2030	40,000	33,955
Essex Portfolio L.P.
3.50%, 04/01/2025	40,000	38,675
3.00%, 01/15/2030	30,000	25,590
Invitation Homes Operating Partnership L.P., 2.00%, 08/15/2031	65,000	49,804
Mid-America Apartments L.P., 3.95%, 03/15/2029	10,000	9,399
Sun Communities Operating L.P., 2.70%, 07/15/2031	75,000	59,625
UDR, Inc., 3.20%, 01/15/2030	60,000	52,915

		487,504

Retail REITs-1.01%
Brixmor Operating Partnership L.P.
3.85%, 02/01/2025	24,000	23,166
4.13%, 05/15/2029	20,000	18,218
Federal Realty OP L.P., 3.95%, 01/15/2024	40,000	39,695
Kimco Realty OP LLC
2.80%, 10/01/2026	60,000	55,244
4.60%, 02/01/2033	30,000	27,596
NNN REIT, Inc., 5.60%, 10/15/2033	40,000	39,238
Realty Income Corp.
4.13%, 10/15/2026	30,000	29,012
3.25%, 01/15/2031	40,000	34,636
Regency Centers L.P.
3.60%, 02/01/2027	22,000	20,761
3.70%, 06/15/2030	40,000	35,908
Simon Property Group L.P.
2.00%, 09/13/2024	76,000	73,140
2.45%, 09/13/2029	46,000	38,979
Spirit Realty L.P., 3.40%, 01/15/2030	23,000	19,785
		455,378

Semiconductors & Semiconductor Equipment-3.18%
Analog Devices, Inc., 3.50%, 12/05/2026	70,000	67,053
Applied Materials, Inc.
3.30%, 04/01/2027	75,000	71,230
1.75%, 06/01/2030	70,000	57,740
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	73,000	69,382
Broadcom, Inc., 2.45%, 02/15/2031(c)	100,000	80,669
Intel Corp.
3.70%, 07/29/2025	155,000	150,704
2.45%, 11/15/2029	152,000	132,101

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2023

	Principal Amount	Value
Semiconductors & Semiconductor Equipment-(continued)
KLA Corp.
4.65%, 11/01/2024	$43,000	$42,638
4.65%, 07/15/2032	50,000	49,163
Lam Research Corp.
3.75%, 03/15/2026	35,000	33,966
4.00%, 03/15/2029	43,000	41,259
Marvell Technology, Inc.
1.65%, 04/15/2026	20,000	18,168
2.95%, 04/15/2031	20,000	16,702
Micron Technology, Inc.
4.19%, 02/15/2027	71,000	67,709
4.66%, 02/15/2030	70,000	65,656
NVIDIA Corp.
3.20%, 09/16/2026	62,000	59,216
2.85%, 04/01/2030	47,000	42,219
QUALCOMM, Inc.
3.25%, 05/20/2027	58,000	54,800
1.65%, 05/20/2032	65,000	50,514
Texas Instruments, Inc.
1.38%, 03/12/2025	95,000	89,700
2.25%, 09/04/2029	96,000	83,638
Xilinx, Inc.
2.95%, 06/01/2024	60,000	58,828
2.38%, 06/01/2030	30,000	25,683

		1,428,738

Software-2.55%
Adobe, Inc.
3.25%, 02/01/2025	63,000	61,368
2.30%, 02/01/2030	40,000	34,752
Autodesk, Inc.
3.50%, 06/15/2027	23,000	21,731
2.85%, 01/15/2030	40,000	34,930
Fortinet, Inc.
1.00%, 03/15/2026	16,000	14,320
2.20%, 03/15/2031	16,000	12,604
Intuit, Inc.
0.95%, 07/15/2025	20,000	18,497
1.65%, 07/15/2030	30,000	24,244
Microsoft Corp., 3.30%, 02/06/2027(b)	385,000	370,154
Oracle Corp.
2.50%, 04/01/2025	85,000	80,977
2.88%, 03/25/2031	120,000	101,455
Roper Technologies, Inc.
1.00%, 09/15/2025	30,000	27,491
1.75%, 02/15/2031	30,000	23,570
Salesforce, Inc.
3.70%, 04/11/2028	42,000	40,263
1.95%, 07/15/2031	50,000	40,772
ServiceNow, Inc., 1.40%, 09/01/2030	65,000	51,162
VMware, Inc.
3.90%, 08/21/2027	63,000	59,394
2.20%, 08/15/2031	95,000	74,116
Workday, Inc.
3.50%, 04/01/2027	40,000	37,822
3.80%, 04/01/2032	20,000	17,762

		1,147,384

	Principal Amount	Value
Specialized REITs-1.22%
American Tower Corp.
3.38%, 10/15/2026	$40,000	$37,495
3.80%, 08/15/2029	63,000	57,354
Crown Castle, Inc.
3.65%, 09/01/2027	56,000	52,215
2.25%, 01/15/2031(b)	80,000	64,317
EPR Properties, 3.75%, 08/15/2029	40,000	32,667
Equinix, Inc.
2.63%, 11/18/2024	40,000	38,565
3.20%, 11/18/2029	40,000	35,079
Extra Space Storage L.P.
5.70%, 04/01/2028	30,000	30,157
2.35%, 03/15/2032	35,000	27,252
Public Storage Operating Co.
1.85%, 05/01/2028	40,000	34,757
2.30%, 05/01/2031	60,000	49,448
Weyerhaeuser Co., 7.38%, 03/15/2032	80,000	90,104

		549,410

Specialty Retail-2.70%
AutoNation, Inc., 3.85%, 03/01/2032(b)	80,000	67,774
AutoZone, Inc.
3.75%, 06/01/2027	50,000	47,583
4.00%, 04/15/2030(b)	35,000	32,416
Best Buy Co., Inc., 1.95%, 10/01/2030	150,000	120,316
Booz Allen Hamilton, Inc., 5.95%, 08/04/2033	50,000	50,634
Dell International LLC/EMC Corp.
6.02%, 06/15/2026	61,000	61,658
5.30%, 10/01/2029	65,000	64,209
Dick’s Sporting Goods, Inc., 3.15%, 01/15/2032	70,000	55,855
Home Depot, Inc. (The)
3.00%, 04/01/2026	110,000	105,182
2.95%, 06/15/2029	153,000	139,065
Leidos, Inc.
3.63%, 05/15/2025	30,000	28,927
2.30%, 02/15/2031	30,000	23,785
Lowe’s Cos., Inc.
2.50%, 04/15/2026	59,000	55,164
2.63%, 04/01/2031	110,000	92,277
O’Reilly Automotive, Inc.
3.60%, 09/01/2027	29,000	27,490
4.70%, 06/15/2032(b)	30,000	28,701
Ross Stores, Inc.
4.60%, 04/15/2025	37,000	36,378
1.88%, 04/15/2031	40,000	31,378
TJX Cos., Inc. (The)
2.25%, 09/15/2026	50,000	46,120
1.60%, 05/15/2031	70,000	56,303
Tractor Supply Co., 1.75%, 11/01/2030	55,000	43,034

		1,214,249

Technology Hardware, Storage & Peripherals-1.92%
Apple, Inc.
3.25%, 02/23/2026	215,000	206,815
1.65%, 02/08/2031(b)	270,000	221,409
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	118,000	116,492

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2023

	Principal Amount	Value
Technology Hardware, Storage & Peripherals-(continued)
HP, Inc.
3.00%, 06/17/2027	$95,000	$87,439
4.20%, 04/15/2032	90,000	80,406
NetApp, Inc.
1.88%, 06/22/2025	25,000	23,445
2.70%, 06/22/2030	55,000	45,908
Western Digital Corp., 3.10%, 02/01/2032	110,000	82,267

		864,181

Textiles, Apparel & Luxury Goods-0.73%
NIKE, Inc.
2.40%, 03/27/2025	75,000	71,803
2.85%, 03/27/2030	90,000	80,416
Ralph Lauren Corp., 2.95%, 06/15/2030	50,000	44,058
Tapestry, Inc., 3.05%, 03/15/2032	45,000	34,643
VF Corp.
2.40%, 04/23/2025	35,000	33,015
2.95%, 04/23/2030	75,000	62,306

		326,241

Tobacco-0.98%
Altria Group, Inc.
4.40%, 02/14/2026(b)	110,000	107,623
4.80%, 02/14/2029	100,000	96,933
Philip Morris International, Inc.
5.13%, 11/17/2027	125,000	124,834
5.75%, 11/17/2032	110,000	111,626

		441,016

Trading Companies & Distributors-0.22%
WW Grainger, Inc., 1.85%, 02/15/2025	102,000	96,989

Water Utilities-0.25%
American Water Capital Corp.
3.40%, 03/01/2025	32,000	31,031
4.45%, 06/01/2032	40,000	37,992
Essential Utilities, Inc., 2.70%, 04/15/2030	50,000	42,143

		111,166

	Principal Amount	Value
Wireless Telecommunication Services-0.38%
T-Mobile USA, Inc.
3.75%, 04/15/2027	$95,000	$90,082
3.88%, 04/15/2030	90,000	82,179

		172,261

Total U.S. Dollar Denominated Bonds & Notes (Cost $47,194,502)		44,448,304

	Shares
Money Market Funds-0.19%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e) (Cost $87,574)	87,574	87,574

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.20% (Cost $47,282,076)		44,535,878

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.03%
Invesco Private Government Fund, 5.30%(d)(e)(f)	757,492	757,492
Invesco Private Prime Fund, 5.51%(d)(e)(f)	1,947,839	1,947,839

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,705,385)		2,705,331

TOTAL INVESTMENTS IN SECURITIES-105.23% (Cost $49,987,461)		47,241,209
OTHER ASSETS LESS LIABILITIES-(5.23)%		(2,350,030)

NET ASSETS-100.00%		$44,891,179

Investment Abbreviations:

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2023 represented less than 1% of the Fund’s Net Assets.

(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$422	$2,727,567	$(2,640,415)	$-	$-	$87,574	$3,464
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,441,129	8,736,641	(9,420,278)	-	-	757,492	59,080	*
Invesco Private Prime Fund	3,705,760	20,573,925	(22,331,893)	(349)	396	1,947,839	159,487	*

Total	$5,147,311	$32,038,133	$(34,392,586)	$(349)	$396	$2,792,905	$222,031

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco National AMT-Free Municipal Bond ETF (PZA)

August 31, 2023

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.87%
Alabama-0.86%
Alabama (State of) Corrections Institution Finance Authority, Series 2022, RB	5.25%	07/01/2047	$3,000	$3,198,780
Alabama (State of) Corrections Institution Finance Authority, Series 2022, RB	5.25%	07/01/2052	3,000	3,178,383
Birmingham (City of) & Jefferson (County of), AL Civic Center Authority, Series 2018 A, RB	5.00%	07/01/2048	3,000	3,034,386
Jefferson (County of), AL, Series 2013 A, Revenue Wts., (INS - AGM)(a)	5.50%	10/01/2053	5,000	5,064,088
Mobile (City of), AL Infirmary Health System Special Care Facilities Financing Authority, Series 2021 A, Ref. RB	4.00%	02/01/2046	5,000	4,332,310
Montgomery (City of), AL, Series 2023, RB	5.00%	09/01/2048	1,000	1,071,796

				19,879,743

Arizona-1.78%
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital), Series 2014, Ref. RB	5.00%	12/01/2042	65	64,998
Arizona (State of) Industrial Development Authority (Phoenix Children’s Hospital), Series 2020, RB	3.00%	02/01/2045	2,000	1,487,275
Arizona (State of) Industrial Development Authority (Phoenix Children’s Hospital), Series 2020, RB	4.00%	02/01/2050	1,000	899,878
Arizona (State of) Industrial Development Authority (Social Bonds), Series 2020 A, RB	4.00%	11/01/2050	2,000	1,706,744
Gilbert Water Resource Municipal Property Corp. (Green Bonds), Series 2022, RB	4.00%	07/15/2047	1,000	947,714
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group), Series 2017 A, RB	4.00%	01/01/2041	2,000	1,930,791
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group), Series 2019 E, RB	3.00%	01/01/2049	3,355	2,403,119
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group), Series 2019 F, RB	3.00%	01/01/2049	2,000	1,432,560
Maricopa (County of), AZ Industrial Development Authority (Banner Health), Series 2019 E, RB	4.00%	01/01/2045	1,000	936,579
Maricopa (County of), AZ Industrial Development Authority (Honorhealth), Series 2021 A, RB	3.00%	09/01/2051	6,250	4,322,618
Maricopa (County of), AZ Industrial Development Authority (Honorhealth), Series 2021 A, RB	4.00%	09/01/2051	2,625	2,353,522
Phoenix (City of), AZ Industrial Development Authority (The) (Downtown Phoenix Student Housing, LLC- Arizona State University), Series 2018 A, Ref. RB	5.00%	07/01/2042	1,000	1,003,754
Phoenix Civic Improvement Corp., Series 2015 A, RB	5.00%	07/01/2045	2,000	2,022,222
Phoenix Civic Improvement Corp., Series 2019 A, RB	5.00%	07/01/2045	5,000	5,152,258
Phoenix Civic Improvement Corp., Series 2019, RB	5.00%	07/01/2049	4,000	4,151,641
Phoenix Civic Improvement Corp., Series 2021 A, RB	5.00%	07/01/2045	1,000	1,069,998
Phoenix Civic Improvement Corp. (Sustainability Bonds), Series 2020, RB	5.00%	07/01/2044	5,000	5,348,561
University of Arizona (The) (Stimulus Plan for Economic and Educational Development), Series 2020, Ref. RB	4.00%	08/01/2044	4,000	3,824,935

				41,059,167

Arkansas-0.23%
University of Arkansas, Series 2021 A, RB	5.00%	12/01/2045	5,000	5,287,879

California-16.93%
Antelope Valley Healthcare District, Series 2016 A, Ref. RB	5.00%	03/01/2041	1,000	972,923
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 F-1, RB	4.00%	04/01/2056	5,000	4,840,187
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 S-7, Ref. RB	4.00%	04/01/2042	2,500	2,485,544
Bay Area Toll Authority (San Francisco Bay Area), Series 2023 F-1, RB	5.00%	04/01/2054	2,000	2,157,640
Beaumont (City of), CA Public Improvement Authority, Series 2018 A, RB, (INS - AGM)(a)	5.00%	09/01/2049	1,000	1,046,344
California (State of), Series 2013, GO Bonds	5.00%	11/01/2043	1,130	1,132,382
California (State of), Series 2014, GO Bonds	5.00%	10/01/2039	5,000	5,065,770
California (State of), Series 2015, GO Bonds	5.00%	08/01/2045	2,200	2,254,300
California (State of), Series 2016, GO Bonds	5.00%	09/01/2046	3,000	3,114,292
California (State of), Series 2017, Ref. GO Bonds	4.00%	08/01/2038	1,000	1,003,374
California (State of), Series 2019, GO Bonds	5.00%	04/01/2045	4,000	4,264,635
California (State of), Series 2019, GO Bonds	5.00%	04/01/2049	1,000	1,058,859
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2039	4,500	4,886,776
California (State of), Series 2021, Ref. GO Bonds	5.00%	09/01/2041	1,250	1,371,627
California (State of), Series 2021, Ref. GO Bonds	5.00%	10/01/2041	5,500	6,010,720
California (State of), Series 2022, Ref. GO Bonds	5.00%	04/01/2042	1,500	1,647,877

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of), Series 2022, Ref. GO Bonds	5.00%	11/01/2042	$1,025	$1,131,834
California (State of), Series 2023, GO Bonds	5.00%	10/01/2045	1,000	1,099,258
California (State of), Series 2023, GO Bonds	5.25%	10/01/2045	1,000	1,120,912
California (State of) Educational Facilities Authority (Stanford University), Series 2007 T-1, RB	5.00%	03/15/2039	5,000	5,756,101
California (State of) Educational Facilities Authority (Stanford University), Series 2019 V-1, RB	5.00%	05/01/2049	4,000	4,556,263
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2021 A, Ref. RB	4.00%	08/15/2048	1,000	972,428
California (State of) Health Facilities Financing Authority (Children’s Hospital of Orange County), Series 2021, Ref. RB	2.13%	11/01/2041	5,000	3,305,680
California (State of) Health Facilities Financing Authority (El Camino Hospital), Series 2017, RB	4.00%	02/01/2042	3,000	2,829,994
California (State of) Health Facilities Financing Authority (El Camino Hospital), Series 2017, RB	5.00%	02/01/2042	2,250	2,302,181
California (State of) Health Facilities Financing Authority (Kaiser Permanente), Subseries 2017 A-2, RB	5.00%	11/01/2047	3,500	3,822,809
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford), Series 2014 A, RB	5.00%	08/15/2043	1,600	1,616,211
California (State of) Health Facilities Financing Authority (PIH Health), Series 2020 A, RB	4.00%	06/01/2050	3,860	3,400,231
California (State of) Health Facilities Financing Authority (Providence Health & Services), Series 2014 B, RB	5.00%	10/01/2044	1,100	1,103,650
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2020 A, Ref. RB	4.00%	08/15/2050	7,360	7,042,417
California (State of) Infrastructure & Economic Development Bank (California State Teachers’ Retirement System Headquarters Expansion) (Green Bonds), Series 2019, RB	5.00%	08/01/2044	1,930	2,052,404
California (State of) Infrastructure & Economic Development Bank (Green Bonds), Series 2018, RB	5.00%	10/01/2043	1,000	1,058,607
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	4.00%	02/01/2042	4,000	3,697,408
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	5.00%	02/01/2042	1,715	1,738,259
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	5.00%	02/01/2047	2,500	2,526,128
California (State of) Municipal Finance Authority (NorthBay Healthcare Group), Series 2017 A, RB	5.25%	11/01/2041	1,000	948,537
California (State of) Municipal Finance Authority (Orange County Civic Center Infrastructure Improvement Program - Phase I), Series 2017 A, RB	5.00%	06/01/2042	6,000	6,246,890
California (State of) Municipal Finance Authority (Palomar Health), Series 2022 A, Ref. COP, (INS - AGM)(a)	5.25%	11/01/2052	2,000	2,136,564
California (State of) Municipal Finance Authority (University of La Verne), Series 2017 A, Ref. RB	5.00%	06/01/2043	1,750	1,792,667
California (State of) Public Finance Authority (Sharp Healthcare), Series 2017 A, Ref. RB	5.00%	08/01/2047	1,000	1,034,498
California (State of) Public Works Board, Series 2014 B, RB	5.00%	10/01/2039	1,500	1,523,210
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services), Series 2017 A, Ref. RB	5.00%	04/01/2047	1,100	1,111,518
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2018 A, Ref. RB	4.00%	12/01/2057	500	435,297
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2038	2,500	2,634,891
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2042	6,080	6,354,854
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2047	2,310	2,401,181
California State University, Series 2023 A, RB	5.25%	11/01/2048	100	111,317
California State University, Series 2023 A, RB	5.25%	11/01/2053	140	154,969
Chino Valley Unified School District, Series 2020 B, GO Bonds	4.00%	08/01/2045	2,500	2,473,667
Chino Valley Unified School District, Series 2020 B, GO Bonds	3.38%	08/01/2050	7,500	6,050,144
Foothill-Eastern Transportation Corridor Agency, Subseries 2014 B-1, Ref. RB(b)	3.95%	01/15/2053	3,000	2,687,303
Inland Valley Development Agency, Series 2014 A, Ref. RB, (INS - AGM)(a)	5.00%	09/01/2044	1,000	1,003,856
Irvine Facilities Financing Authority (Gateway Preserve Land Acquisition), Series 2023 A, RB	5.25%	05/01/2048	2,200	2,273,987
Irvine Facilities Financing Authority (Irvine Great Park Infrastructure), Series 2023 A, RB, (INS - BAM)(a)	5.25%	09/01/2053	1,000	1,100,335
Irvine Facilities Financing Authority (Irvine Great Park Infrastructure), Series 2023 A, RB, (INS - BAM)(a)	4.00%	09/01/2058	1,100	1,031,053
Irvine Ranch Water District, Series 2016, RB	5.25%	02/01/2046	1,000	1,044,738
Jurupa Unified School District, Series 2017 B, GO Bonds	4.00%	08/01/2041	10,000	9,769,225
Livermore Valley Joint Unified School District (Measure J), Series 2019, GO Bonds	4.00%	08/01/2046	7,000	6,704,797

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Livermore Valley Joint Unified School District (Measure J), Series 2021, GO Bonds	4.00%	08/01/2047	$3,000	$2,881,361
Long Beach (City of), CA, Series 2019 A, RB	7.15%	05/15/2044	1,000	1,062,349
Long Beach Unified School District (Election of 2016), Series 2019 B, GO Bonds	3.00%	08/01/2050	1,270	937,745
Los Angeles (City of), CA (Green Bonds), Series 2015 A, RB	5.00%	06/01/2044	1,000	1,018,581
Los Angeles (City of), CA (Green Bonds), Series 2015 C, Ref. RB	5.00%	06/01/2045	1,500	1,528,406
Los Angeles (City of), CA (Green Bonds), Series 2017 A, RB	5.25%	06/01/2047	1,500	1,571,389
Los Angeles (City of), CA (Green Bonds), Series 2022 A, RB	4.00%	06/01/2052	5,000	4,862,577
Los Angeles (City of), CA Department of Airports, Series 2021 B, Ref. RB	5.00%	05/15/2045	1,260	1,365,624
Los Angeles (City of), CA Department of Airports, Series 2022 B, RB	4.00%	05/15/2048	5,000	4,847,102
Los Angeles (City of), CA Department of Water & Power, Series 2014 A, RB	5.00%	07/01/2044	7,800	7,872,968
Los Angeles (City of), CA Department of Water & Power, Series 2014 B, RB	5.00%	07/01/2043	3,200	3,212,043
Los Angeles (City of), CA Department of Water & Power, Series 2014 D, RB	5.00%	07/01/2044	1,100	1,109,934
Los Angeles (City of), CA Department of Water & Power, Series 2015 E, RB	5.00%	07/01/2044	6,200	6,255,993
Los Angeles (City of), CA Department of Water & Power, Series 2016 A, Ref. RB	5.00%	07/01/2046	1,100	1,126,593
Los Angeles (City of), CA Department of Water & Power, Series 2017 A, RB	5.00%	07/01/2047	1,100	1,138,982
Los Angeles (City of), CA Department of Water & Power, Series 2019 D, Ref. RB	5.00%	07/01/2044	2,360	2,506,973
Los Angeles (City of), CA Department of Water & Power, Series 2021 B, Ref. RB	5.00%	07/01/2046	1,000	1,070,183
Los Angeles (City of), CA Department of Water & Power, Series 2021 C, Ref. RB	5.00%	07/01/2038	1,000	1,111,294
Los Angeles (City of), CA Department of Water & Power, Series 2021 C, Ref. RB	5.00%	07/01/2039	1,000	1,106,952
Los Angeles (City of), CA Department of Water & Power, Series 2022 B, RB	5.00%	07/01/2046	4,000	4,297,182
Los Angeles (City of), CA Department of Water & Power, Series 2022 B, RB	5.00%	07/01/2047	2,000	2,159,436
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2039	2,250	2,282,717
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2044	1,000	1,011,756
Los Angeles (County of), CA Public Works Financing Authority, Series 2016 D, RB	5.00%	12/01/2045	11,400	11,684,759
Los Angeles County Facilities, Inc. (Vermont Corridor County Administration Building), Series 2018 A, RB	5.00%	12/01/2051	2,680	2,797,835
Los Angeles Unified School District, Series 2020 C, GO Bonds	4.00%	07/01/2038	1,000	1,015,454
Los Angeles Unified School District, Series 2020 C, GO Bonds	4.00%	07/01/2039	1,000	1,011,416
Los Angeles Unified School District, Series 2020 C, GO Bonds	4.00%	07/01/2040	1,000	1,000,258
Los Angeles Unified School District, Series 2020 C, GO Bonds	4.00%	07/01/2044	1,000	986,499
Los Angeles Unified School District (Election of 2008), Series 2016 A, GO Bonds	5.00%	07/01/2040	1,610	1,646,524
Madera Unified School District (Election of 2014), Series 2017, GO Bonds	4.00%	08/01/2046	5,000	4,789,141
Manhattan Beach Unified School District (Measure C), Series 2020 B, GO Bonds	4.00%	09/01/2045	5,635	5,597,752
Marin (County of), CA Healthcare District (Election of 2013), Series 2017 A, GO Bonds	4.00%	08/01/2047	3,000	2,864,029
Metropolitan Water District of Southern California, Series 2020 A, RB	5.00%	10/01/2045	1,000	1,071,334
Metropolitan Water District of Southern California, Series 2020 A, RB	5.00%	10/01/2049	1,000	1,064,606
Morgan Hill Unified School District (Election of 2012), Series 2017 B, GO Bonds	4.00%	08/01/2047	2,000	1,932,556
Mountain View Whisman School District (Santa Clara County, California) (Election of 2020), Series 2022 B, GO Bonds	4.25%	09/01/2045	5,750	5,792,997
Napa Valley Unified School District, Series 2019 C, GO Bonds, (INS - AGM)(a)	4.00%	08/01/2044	3,000	2,929,628
Natomas Unified School District, Series 2020 A, GO Bonds, (INS - AGM)(a)	4.00%	08/01/2049	3,885	3,683,240
North Orange County Community College District, Series 2022 C, GO Bonds	4.00%	08/01/2047	2,500	2,448,889
Oak Grove School District, Series 2023 A-2, GO Bonds	5.00%	08/01/2052	3,500	3,751,962
Oxnard School District (Election of 2016), Series 2017 A, GO Bonds, (INS - BAM)(a)	5.00%	08/01/2045	5,000	5,224,391
Palomar Health, Series 2016, Ref. RB	5.00%	11/01/2039	1,000	1,006,602
Perris Union High School District, Series 2019 A, GO Bonds, (INS - AGM)(a)	4.00%	09/01/2048	7,500	7,179,751
Regents of the University of California Medical Center, Series 2022 P, RB	5.00%	05/15/2041	1,000	1,100,481
Regents of the University of California Medical Center, Series 2022 P, RB	5.00%	05/15/2042	1,000	1,093,355
Regents of the University of California Medical Center, Series 2022 P, RB	4.00%	05/15/2043	1,000	984,137
Regents of the University of California Medical Center, Series 2022 P, RB	5.00%	05/15/2047	5,000	5,349,720
Regents of the University of California Medical Center, Series 2022 P, RB	3.50%	05/15/2054	1,000	844,665
Sacramento (City of), CA Municipal Utility District (Green Bonds), Series 2023 K, RB	5.00%	08/15/2053	2,300	2,512,719
Sacramento (County of), CA, Series 2016 A, Ref. RB	5.00%	07/01/2041	2,400	2,475,723
Sacramento (County of), CA, Series 2016 B, Ref. RB	5.00%	07/01/2041	2,250	2,320,991
Sacramento (County of), CA Sanitation Districts Financing Authority, Series 2014 A, Ref. RB	5.00%	12/01/2044	2,100	2,117,019
Sacramento (County of), CA Sanitation Districts Financing Authority, Series 2020 A, Ref. RB	5.00%	12/01/2050	2,400	2,557,936
Sacramento Area Flood Control Agency (Consolidated Capital Assessment District No.2), Series 2016, Ref. RB	5.00%	10/01/2047	5,000	5,163,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement), Series 2021 A, RB	5.00%	10/15/2046	$1,000	$1,073,008
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement), Series 2023 A, RB	5.25%	10/15/2052	1,115	1,230,167
San Diego (County of), CA Regional Transportation Commission, Series 2016 A, RB	5.00%	04/01/2048	6,620	6,861,305
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	4.00%	07/01/2047	5,000	4,804,050
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	5.00%	07/01/2047	4,165	4,339,288
San Diego Unified School District (Election of 2012), Series 2020 M-2, GO Bonds	4.00%	07/01/2050	14,300	13,710,159
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Second Series 2023 B, Ref. RB	5.00%	05/01/2043	5,000	5,495,599
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2014 B, RB	5.00%	05/01/2044	2,000	2,013,318
San Francisco (City & County of), CA Public Utilities Commission (Green Bonds), Series 2021 A, RB	4.00%	10/01/2051	1,000	967,735
San Francisco (City of), CA Public Utilities Commission (Green Bonds), Series 2023 C, Ref. RB	4.00%	11/01/2040	1,000	1,010,271
San Francisco Bay Area Rapid Transit District (Green Bonds) (Election of 2016), Series 2017 A, GO Bonds	5.00%	08/01/2047	2,000	2,091,005
San Francisco Bay Area Rapid Transit District (Green Bonds) (Election of 2016), Series 2022 D-1, GO Bonds	3.00%	08/01/2041	3,000	2,505,339
San Jose (City of), CA, Series 2017 B, Ref. RB	5.00%	03/01/2042	1,300	1,347,511
San Jose (City of), CA, Series 2017 B, Ref. RB	5.00%	03/01/2047	1,500	1,547,540
San Jose (City of), CA Financing Authority (Green bonds), Series 2022 B, RB	5.00%	11/01/2047	1,000	1,093,546
San Mateo (City of), CA Joint Powers Financing Authority (Public Safety), Series 2021 A-1, RB	3.00%	06/15/2046	1,500	1,147,045
Santa Clarita Community College District (Elecion of 2016), Series 2022, GO Bonds	5.25%	08/01/2048	1,000	1,092,214
Simi Valley Unified School District (Election of 2016), Series 2017 A, GO Bonds	4.00%	08/01/2046	4,000	3,859,622
Southern California Public Power Authority, Series 2023-1A, RB	5.00%	07/01/2048	1,000	1,089,861
Transbay Joint Powers Authority (Green Bonds), Series 2020 A, RB	5.00%	10/01/2045	2,000	2,020,498
Transbay Joint Powers Authority (Green Bonds), Series 2020 A, RB	5.00%	10/01/2049	1,000	1,004,030
University of California, Series 2016 AR, Ref. RB	5.00%	05/15/2046	9,500	9,817,137
University of California, Series 2022 BK, RB	5.00%	05/15/2052	4,500	4,884,573
University of California, Series 2023 BN, Ref. RB	5.00%	05/15/2041	2,000	2,252,048
University of California, Series 2023 BN, Ref. RB	5.00%	05/15/2042	2,000	2,239,510
University of California, Series 2023 BN, Ref. RB	5.00%	05/15/2043	2,000	2,235,071
University of California (Limited), Series 2018 O, Ref. RB	5.00%	05/15/2043	1,500	1,594,207

				391,135,314

Colorado-3.04%
Colorado (State of) Educational & Cultural Facilities Authority (University of Denver), Series 2017 A, RB	5.00%	03/01/2047	2,000	2,060,894
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2021 A, Ref. RB	4.00%	11/15/2046	4,500	4,209,844
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2021 A, Ref. RB	4.00%	11/15/2050	15,000	13,753,380
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2021 A, Ref. RB	3.00%	11/15/2051	11,000	7,882,231
Colorado (State of) Health Facilities Authority (CommonSpirit Health), Series 2022, RB	5.50%	11/01/2047	1,500	1,567,789
Colorado (State of) Health Facilities Authority (CommonSpirit Health), Series 2022, RB	5.25%	11/01/2052	1,000	1,019,609
Colorado (State of) Regional Transportation District (Green Bonds), Series 2021 B, Ref. RB	2.00%	11/01/2041	1,000	651,663
Colorado (State of) Regional Transportation District (Green Bonds), Series 2021 B, Ref. RB	2.25%	11/01/2045	1,000	640,111
Denver (City & County of), CO, Series 2016 A, Ref. RB	5.00%	08/01/2042	1,000	1,023,221
Denver (City & County of), CO, Series 2016 A, Ref. RB	5.00%	08/01/2044	750	767,003
Denver (City & County of), CO, Series 2021 A, RB	4.00%	08/01/2051	1,000	916,258
Denver (City & County of), CO Board of Water Commissioners (The) (Green Bonds), Series 2017 A, RB	5.00%	09/15/2047	5,000	5,200,995
Denver City & County School District No. 1, Series 2021, GO Bonds	3.00%	12/01/2043	3,970	3,138,370
Denver City & County School District No. 1, Series 2021, GO Bonds	4.00%	12/01/2045	2,000	1,913,842
Denver City & County School District No. 1, Series 2022 A, GO Bonds	5.00%	12/01/2042	1,000	1,088,554
Denver City & County School District No. 1, Series 2022 A, GO Bonds	5.00%	12/01/2045	1,000	1,079,779
E-470 Public Highway Authority, Series 2020 A, Ref. RB	5.00%	09/01/2040	2,725	2,746,139

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado-(continued)
Loveland (City of), CO Electric & Communications Enterprise, Series 2019 A, RB	5.00%	12/01/2044	$5,000	$5,133,710
Public Authority for Colorado Energy, Series 2008, RB	6.50%	11/15/2038	1,355	1,589,276
Weld County School District No. 6 Greeley, Series 2021, GO Bonds	4.00%	12/01/2045	1,000	956,921
Weld County School District No. Re-2 Eaton, Series 2019, GO Bonds	5.00%	12/01/2044	3,550	3,751,896
Weld County School District No. RE-4, Series 2023, GO Bonds	5.25%	12/01/2047	5,000	5,477,297
Weld County School District No. Re-5J, Series 2021, GO Bonds	4.00%	12/01/2045	4,000	3,738,134

				70,306,916

Connecticut-0.96%
Connecticut (State of), Series 2018 B, RB	5.00%	10/01/2038	4,000	4,224,992
Connecticut (State of), Series 2020 A, GO Bonds	5.00%	01/15/2040	3,000	3,190,843
Connecticut (State of), Series 2020 A, RB	3.13%	05/01/2040	1,000	830,832
Connecticut (State of), Series 2021 A, GO Bonds	3.00%	01/15/2039	1,000	830,862
Connecticut (State of), Series 2021 A, RB	4.00%	05/01/2039	1,000	994,374
Connecticut (State of), Series 2021 A, RB	4.00%	05/01/2040	1,000	986,160
Connecticut (State of), Series 2021 A, RB	5.00%	05/01/2041	1,000	1,079,829
Connecticut (State of), Series 2021 D, RB	4.00%	11/01/2038	1,200	1,202,767
Connecticut (State of), Series 2021 D, RB	4.00%	11/01/2039	1,200	1,192,683
Connecticut (State of), Series 2021 D, RB	4.00%	11/01/2040	1,000	984,550
Connecticut (State of), Series 2021 D, RB	5.00%	11/01/2041	250	271,246
Connecticut (State of) (Transportation Infrastructure), Series 2022 A, RB	5.00%	07/01/2038	1,000	1,108,134
Connecticut (State of) (Transportation Infrastructure), Series 2022 A, RB	5.00%	07/01/2039	500	551,341
Connecticut (State of) (Transportation Infrastructure), Series 2022 A, RB	5.25%	07/01/2040	1,000	1,117,327
Connecticut (State of) (Transportation Infrastructure), Series 2022 A, RB	5.00%	07/01/2041	1,000	1,094,368
Connecticut (State of) (Transportation Infrastructure), Series 2022 A, RB	5.25%	07/01/2042	1,000	1,111,233
University of Connecticut, Series 2018 A, RB	5.00%	11/15/2043	1,450	1,516,400

				22,287,941

District of Columbia-0.99%
District of Columbia, Series 2017 D, GO Bonds	5.00%	06/01/2042	1,100	1,135,577
District of Columbia, Series 2018 A, GO Bonds	5.00%	06/01/2043	3,800	3,958,740
District of Columbia, Series 2020 A, RB	2.63%	03/01/2045	1,000	715,593
District of Columbia, Series 2020 C, RB	5.00%	05/01/2045	1,000	1,066,618
District of Columbia, Series 2021 D, GO Bonds	5.00%	02/01/2046	1,000	1,066,347
District of Columbia, Series 2022 A, RB	5.00%	07/01/2040	1,000	1,103,523
District of Columbia, Series 2022 A, RB	5.00%	07/01/2041	1,000	1,098,625
District of Columbia, Series 2022 A, RB	5.00%	07/01/2042	1,010	1,104,051
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement), Series 2019 A, Ref. RB	5.00%	10/01/2044	1,500	1,547,649
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement), Series 2019 B, Ref. RB, (INS - AGM)(a)	3.00%	10/01/2050	5,555	4,093,763
Washington Metropolitan Area Transit Authority, Series 2020 A, RB	5.00%	07/15/2045	2,500	2,651,437
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	4.00%	07/15/2038	200	201,280
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	4.00%	07/15/2039	125	125,062
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	3.00%	07/15/2040	250	206,541
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	5.00%	07/15/2041	100	108,009
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	3.00%	07/15/2043	200	156,003
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	4.00%	07/15/2043	200	194,580
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	4.00%	07/15/2046	1,125	1,068,342
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	5.00%	07/15/2046	1,125	1,192,432

				22,794,172

Florida-4.16%
Bay County School Board, Series 2022 A, COP, (INS - AGM)(a)	4.25%	07/01/2047	500	491,639
Broward (County of), FL (Convention Center Expansion), Series 2021, RB	4.00%	09/01/2047	1,000	925,340
Central Florida Expressway Authority, Series 2021, Ref. RB, (INS - AGM)(a)	4.00%	07/01/2038	500	500,626
Central Florida Expressway Authority, Series 2021, Ref. RB, (INS - AGM)(a)	4.00%	07/01/2039	500	496,539
Central Florida Expressway Authority, Series 2021, Ref. RB, (INS - AGM)(a)	2.50%	07/01/2040	1,500	1,116,633
Davie (Town of), FL (Nova Southeastern University), Series 2018, Ref. RB	5.00%	04/01/2048	2,000	2,030,895

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Escambia (County of), FL Health Facilities Authority (Baptist Health Care Corp. Obligated Group), Series 2020, Ref. RB, (INS - AGM)(a)	3.00%	08/15/2050	$5,000	$3,562,646
Florida Development Finance Corp. (UF Health Jacksonville), Series 2022, Ref. RB, (INS - AGM)(a)	4.00%	02/01/2046	2,500	2,299,066
Fort Pierce (City of), FL Utilities Authority, Series 2022 A, Ref. RB, (INS - AGM)(a)	4.00%	10/01/2052	2,500	2,302,639
Hillsborough (County of), FL Aviation Authority (Tampa International Airport), Series 2018 F, RB	5.00%	10/01/2048	1,745	1,800,095
Lakeland (City of), FL (Lakeland Regional Health), Series 2015, RB	5.00%	11/15/2040	1,050	1,050,908
Miami Beach (City of), FL, Series 2015, RB	5.00%	09/01/2040	13,515	13,809,970
Miami Beach (City of), FL, Series 2015, RB	5.00%	09/01/2045	2,000	2,004,885
Miami Beach (City of), FL, Series 2019, Ref. GO Bonds	4.00%	05/01/2049	6,000	5,554,928
Miami Beach (City of), FL Health Facilities Authority (Mt. Sinai Medical Center), Series 2021, RB	4.00%	11/15/2046	2,190	1,928,751
Miami Beach (City of), FL Health Facilities Authority (Mt. Sinai Medical Center), Series 2021, RB	3.00%	11/15/2051	2,000	1,333,758
Miami Beach (City of), FL Health Facilities Authority (Mt. Sinai Medical Center), Series 2021, RB	4.00%	11/15/2051	2,000	1,711,252
Miami Beach (City of), FL Redevelopment Agency (City Center), Series 2015, Ref. RB, (INS - AGM)(a)	5.00%	02/01/2040	4,000	4,011,437
Miami-Dade (County of), FL, Series 2017 A, RB	3.38%	10/01/2047	5,000	3,889,326
Miami-Dade (County of), FL, Series 2021, RB	4.00%	10/01/2039	150	149,542
Miami-Dade (County of), FL, Series 2021, RB	3.00%	10/01/2040	175	143,517
Miami-Dade (County of), FL, Series 2021, RB	4.00%	10/01/2041	200	196,618
Miami-Dade (County of), FL, Series 2021, RB	4.00%	10/01/2042	200	194,728
Miami-Dade (County of), FL, Series 2021, RB	3.00%	10/01/2043	250	194,097
Miami-Dade (County of), FL, Series 2021, RB	4.00%	10/01/2044	175	168,576
Miami-Dade (County of), FL, Series 2021, RB	4.00%	10/01/2046	200	190,003
Miami-Dade (County of), FL, Series 2021, RB	4.00%	10/01/2048	250	234,130
Miami-Dade (County of), FL, Series 2021, RB	4.00%	10/01/2051	300	278,630
Orange (County of), FL Health Facilities Authority (Orlando Health Obligated Group), Series 2023 A, RB	5.00%	10/01/2053	1,000	1,024,398
Orlando (City of), FL, Series 2018 B, RB	5.00%	10/01/2048	5,685	5,972,440
Palm Beach (County of), FL Health Facilities Authority (Jupiter Medical Center), Series 2022, RB	5.00%	11/01/2047	1,250	1,206,218
Palm Beach (County of), FL Health Facilities Authority (Jupiter Medical Center), Series 2022, RB	5.00%	11/01/2052	1,500	1,416,991
Palm Beach (County of), FL Health Facilities Authority (Lifespace Communities, Inc.), Series 2019 B, RB	5.00%	05/15/2053	1,000	745,291
Pasco (City of), FL, Series 2023, RB, (INS - AGM)(a)	5.00%	09/01/2048	500	522,283
St. Lucie County School Board, Series 2023 A, COP, (INS - AGM)(a)	5.00%	07/01/2048	4,855	5,108,819
St. Lucie County School Board, Series 2023 A, COP, (INS - AGM)(a)	5.25%	07/01/2053	5,000	5,347,866
Tampa (City of) & Hillsborough (County of), FL Expressway Authority, Series 2017 C, RB	5.00%	07/01/2048	2,000	2,050,100
Tampa (City of) & Hillsborough (County of), FL Expressway Authority, Series 2017, RB	5.00%	07/01/2047	5,000	5,094,801
Tampa (City of), FL, Series 2016 A, RB	5.00%	11/15/2046	1,750	1,769,727
Tampa (City of), FL (Green Bonds), Series 2022 A, RB	5.00%	10/01/2047	1,500	1,615,611
Tampa (City of), FL (Green Bonds), Series 2022 A, RB	5.00%	10/01/2052	1,000	1,069,250
Tampa (City of), FL (H. Lee Moffitt Cancer Center), Series 2020 B, RB	4.00%	07/01/2045	2,500	2,199,908
Tampa (City of), FL (H. Lee Moffitt Cancer Center), Series 2020 B, RB	5.00%	07/01/2050	3,250	3,253,649
Tampa Bay (City of), FL Water (Sustainability Bonds), Series 2022, RB	5.25%	10/01/2047	1,400	1,527,652
Tampa Bay (City of), FL Water (Sustainability Bonds), Series 2022, RB	5.00%	10/01/2052	1,500	1,603,875
Wildwood (City of), FL Utility Dependent District (South Sumter Utility), Series 2021, RB, (INS - BAM)(a)	5.00%	10/01/2052	2,010	2,088,544

				96,188,597

Georgia-2.18%
Atlanta (City of), GA, Series 2018 B, RB	5.00%	11/01/2047	5,000	5,166,748
Atlanta (City of), GA (Social Bonds), Series 2022 A-1, GO Bonds	5.00%	12/01/2038	1,000	1,113,725
Atlanta (City of), GA (Social Bonds), Series 2022 A-1, GO Bonds	5.00%	12/01/2039	1,000	1,108,325
Atlanta (City of), GA (Social Bonds), Series 2022 A-1, GO Bonds	5.00%	12/01/2040	1,000	1,103,559
Atlanta (City of), GA (Social Bonds), Series 2022 A-1, GO Bonds	5.00%	12/01/2041	1,000	1,099,392
Atlanta (City of), GA (Social Bonds), Series 2022 A-1, GO Bonds	5.00%	12/01/2042	1,000	1,094,343
Burke (County of), GA Development Authority (Georgia Transmission Corporation Vogtle), Series 2012, Ref. RB	2.75%	01/01/2052	2,000	1,296,115
Cobb (County of), GA Kennestone Hospital Authority (Wellstar Health System, Inc.), Series 2020, Ref. RB	5.00%	04/01/2050	850	861,105

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia-(continued)
Cobb (County of), GA Kennestone Hospital Authority (Wellstar Health System, Inc.), Series 2022, RAC	4.00%	04/01/2052	$1,000	$891,599
DeKalb (County of), GA, Series 2022, Ref. RB	5.00%	10/01/2040	1,000	1,102,821
DeKalb (County of), GA, Series 2022, Ref. RB	5.00%	10/01/2041	1,000	1,096,296
Fulton (County of), GA Development Authority (Wellstar Health System, Inc.), Series 2020, RB	4.00%	04/01/2050	1,000	899,216
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2017 B, Ref. RB	5.50%	02/15/2042	2,000	2,092,821
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2021 A, RB	2.50%	02/15/2051	2,000	1,177,626
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2021 A, RB	3.00%	02/15/2051	2,000	1,411,386
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2021 A, RB	4.00%	02/15/2051	4,000	3,554,800
Georgia (State of), Series 2021 A, Ref. GO Bonds	4.00%	07/01/2038	1,000	1,024,615
Georgia (State of) Municipal Electric Authority, Series 2019 A, Ref. RB	5.00%	01/01/2044	1,000	1,027,522
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2021 A, Ref. RB, (INS - AGM)(a)	5.00%	01/01/2062	2,305	2,367,611
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2021 A, Ref. RB, (INS - AGM)(a)	5.00%	01/01/2062	4,500	4,622,235
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2022, RB	4.50%	07/01/2063	3,000	2,866,075
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2023 A, RB, (INS - AGM)(a)	5.00%	07/01/2055	2,000	2,075,271
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2023 A, RB, (INS - AGM)(a)	5.00%	07/01/2064	5,000	5,188,179
Georgia (State of) Ports Authority, Series 2022, RB	4.00%	07/01/2047	1,000	966,046
Georgia (State of) Ports Authority, Series 2022, RB	4.00%	07/01/2052	1,000	952,627
Glynn (County of) & Brunswick (City of), GA Memorial Hospital Authority (Southeast Georgia Health System), Series 2017, RAC	5.00%	08/01/2047	3,000	2,706,859
Main Street Natural Gas, Inc., Series 2019 A, RB	5.00%	05/15/2049	1,500	1,502,611

				50,369,528

Hawaii-0.37%
Honolulu (City & County of), HI, Series 2015 A, GO Bonds	5.00%	10/01/2039	4,000	4,079,505
Honolulu (City & County of), HI, Series 2019 A, RB	5.00%	07/01/2049	1,500	1,565,732
Honolulu (City & County of), HI (Green Bonds), Series 2022 A, RB	4.13%	07/01/2047	3,000	2,877,447

				8,522,684

Idaho-0.08%
Idaho (State of) Housing & Finance Association, Series 2022, RB	5.00%	08/15/2047	1,765	1,869,905

Illinois-4.85%
Chicago (City of), IL, Series 2017 A, RB, (INS - AGM)(a)	5.25%	01/01/2042	2,500	2,586,287
Chicago (City of), IL, Series 2017 A, RB, (INS - AGM)(a)	4.00%	01/01/2052	7,000	6,392,977
Chicago (City of), IL, Series 2019 A, GO Bonds	5.00%	01/01/2044	2,000	2,020,401
Chicago (City of), IL, Series 2019 A, GO Bonds	5.50%	01/01/2049	1,500	1,552,218
Chicago (City of), IL, Series 2023 A, RB, (INS - AGM)(a)	5.25%	01/01/2048	1,000	1,070,985
Chicago (City of), IL, Series 2023 A, RB, (INS - AGM)(a)	5.25%	11/01/2048	1,000	1,067,047
Chicago (City of), IL, Series 2023 A, RB, (INS - AGM)(a)	5.25%	01/01/2053	1,500	1,599,421
Chicago (City of), IL, Series 2023 B, Ref. RB, (INS - AGM)(a)	5.00%	11/01/2039	250	268,099
Chicago (City of), IL (Chicago Works), Series 2023 A, GO Bonds	5.50%	01/01/2039	250	269,983
Chicago (City of), IL (Chicago Works), Series 2023 A, GO Bonds	5.50%	01/01/2040	200	215,099
Chicago (City of), IL (Chicago Works), Series 2023 A, GO Bonds	5.50%	01/01/2041	225	237,805
Chicago (City of), IL (Chicago Works), Series 2023 A, GO Bonds	5.50%	01/01/2043	250	263,013
Chicago (City of), IL (O’Hare International Airport), Series 2015 D, RB	5.00%	01/01/2046	1,250	1,253,352
Chicago (City of), IL (O’Hare International Airport), Series 2018 B, RB, (INS - AGM)(a)	4.00%	01/01/2053	6,375	5,790,532
Chicago (City of), IL Board of Education, Series 2016, RB	6.00%	04/01/2046	2,000	2,095,730
Chicago (City of), IL Board of Education, Series 2017 B, Ref. GO Bonds(c)	7.00%	12/01/2042	5,000	5,372,639
Chicago (City of), IL Board of Education, Series 2023, RB	5.75%	04/01/2048	1,000	1,084,964
Chicago (City of), IL Transit Authority, Series 2014, RB	5.00%	12/01/2044	5,000	5,012,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Chicago (City of), IL Transit Authority, Series 2014, RB	5.25%	12/01/2049	$5,560	$5,603,260
Chicago (City of), IL Transit Authority, Series 2017, RB, (INS - AGM)(a)	5.00%	12/01/2051	1,000	1,019,115
Chicago (City of), IL Transit Authority, Series 2022 A, Ref. RB	5.00%	12/01/2052	1,000	1,014,709
Chicago (City of), IL Transit Authority, Series 2022 A, Ref. RB	5.00%	12/01/2057	1,115	1,129,159
Du Page (County of), IL (Morton Abroretum), Series 2020, Ref. RB	3.00%	05/15/2047	2,500	1,736,436
Illinois (State of), Series 2020, GO Bonds	5.50%	05/01/2039	1,500	1,611,020
Illinois (State of), Series 2021 A, GO Bonds	5.00%	03/01/2046	1,000	1,026,533
Illinois (State of), Series 2022 A, GO Bonds	5.50%	03/01/2042	2,000	2,163,626
Illinois (State of), Series 2022 A, GO Bonds	5.50%	03/01/2047	1,500	1,608,928
Illinois (State of), Series 2023 B, GO Bonds	5.25%	05/01/2040	250	264,877
Illinois (State of), Series 2023 B, GO Bonds	5.25%	05/01/2041	250	264,300
Illinois (State of), Series 2023 B, GO Bonds	5.25%	05/01/2042	250	263,367
Illinois (State of), Series 2023 B, GO Bonds	5.25%	05/01/2043	200	210,479
Illinois (State of), Series 2023 B, GO Bonds	5.50%	05/01/2047	1,000	1,073,431
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	4.00%	08/15/2038	1,395	1,351,960
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	4.00%	08/15/2039	2,250	2,160,732
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	4.00%	08/15/2040	1,350	1,285,192
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	4.00%	08/15/2041	1,350	1,274,431
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	3.00%	08/15/2048	1,000	707,806
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	4.00%	08/15/2048	1,400	1,251,428
Illinois (State of) Finance Authority (Chicago LLC - University of Chicago), Series 2017 A, RB	5.00%	02/15/2047	1,000	943,323
Illinois (State of) Finance Authority (OSF Healthcare System), Series 2020 A, Ref. RB	3.00%	05/15/2050	4,000	2,681,783
Illinois (State of) Finance Authority (OSF Healthcare System), Series 2020 A, Ref. RB	4.00%	05/15/2050	4,570	3,926,020
Illinois (State of) Finance Authority (Rush University Medical Center), Series 2015 A, Ref. RB	5.00%	11/15/2038	1,175	1,182,142
Illinois (State of) Finance Authority (The University of Chicago), Series 2023 A, RB	5.25%	05/15/2048	3,000	3,238,667
Illinois (State of) Finance Authority (University of Illinois Health Services), Series 2020, RB	4.00%	10/01/2050	1,500	1,253,091
Illinois (State of) Finance Authority (University of Illinois Health Services), Series 2020, RB	4.00%	10/01/2055	1,450	1,185,577
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion), Series 2020, Ref. RB	5.00%	06/15/2042	1,000	1,021,956
Illinois (State of) Toll Highway Authority, Series 2017 A, RB	5.00%	01/01/2042	5,000	5,189,220
Illinois (State of) Toll Highway Authority, Series 2020 A, RB	5.00%	01/01/2041	4,000	4,259,873
Illinois (State of) Toll Highway Authority, Series 2020 A, RB	5.00%	01/01/2045	2,500	2,636,012
Illinois (State of) Toll Highway Authority, Series 2021 A, RB	5.00%	01/01/2046	1,000	1,056,736
Illinois (State of) Toll Highway Authority, Series 2023 A, RB	5.00%	01/01/2042	1,500	1,619,514
Illinois (State of) Toll Highway Authority, Series 2023 A, RB	5.25%	01/01/2043	1,500	1,649,007
Illinois (State of) Toll Highway Authority, Series 2023 A, RB	5.00%	01/01/2044	1,000	1,072,712
Illinois (State of) Toll Highway Authority, Series 2023 A, RB	5.25%	01/01/2045	2,000	2,183,367
Sales Tax Securitization Corp., Series 2018 A, Ref. RB	5.00%	01/01/2040	5,200	5,350,632
Sales Tax Securitization Corp., Series 2020 A, Ref. RB	4.00%	01/01/2039	500	476,908
Sales Tax Securitization Corp., Series 2020 A, Ref. RB, (INS - BAM)(a)	4.00%	01/01/2040	2,000	1,930,591
Sangamon (County of), IL School District No. 186 (Springfield), Series 2023, GO Bonds, (INS - AGM)(a)	4.50%	06/01/2063	1,000	972,801
Springfield (City of), IL, Series 2015, Ref. RB, (INS - AGM)(a)	5.00%	03/01/2040	3,000	3,043,151

				112,047,222

Indiana-0.77%
Indiana (State of) Finance Authority (Green Bonds), Series 2022 B, RB	5.25%	10/01/2047	1,500	1,596,483
Indiana (State of) Health & Educational Facilities Financing Authority (Ascension Senior Credit Group), Series 2006, Ref. RB	5.00%	11/15/2046	3,000	3,027,257
Indianapolis Local Public Improvement Bond Bank (Courthouse and Jail), Series 2019 A, RB	5.00%	02/01/2044	5,000	5,215,746
Indianapolis Local Public Improvement Bond Bank (Courthouse and Jail), Series 2019 A, RB	5.00%	02/01/2049	6,500	6,749,859
Northern Indiana Commuter Transportation District, Series 2016, RB	5.00%	07/01/2041	1,250	1,274,218

				17,863,563

Kansas-0.30%
Ellis County Unified School District No. 489 Hays, Series 2022 B, Ref. GO Bonds, (INS - AGM)(a)	5.00%	09/01/2042	1,500	1,590,122
Ellis County Unified School District No. 489 Hays, Series 2022 B, Ref. GO Bonds, (INS - AGM)(a)	5.00%	09/01/2047	1,250	1,308,002
Ellis County Unified School District No. 489 Hays, Series 2022 B, Ref. GO Bonds, (INS - AGM)(a)	4.00%	09/01/2052	1,500	1,393,514

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas-(continued)
Wyandotte (County of) & Kansas City (City of), KS Unified Government, Series 2016 A, RB	5.00%	09/01/2040	$1,000	$1,014,739
Wyandotte (County of) & Kansas City (City of), KS Unified Government, Series 2016 A, RB	5.00%	09/01/2045	1,500	1,513,844

				6,820,221

Kentucky-0.11%
Kentucky (Commonwealth of) Economic Development Finance Authority (Louisville Arena Authority, Inc.), Series 2017 A, Ref. RB, (INS - AGM)(a)	5.00%	12/01/2045	1,000	1,028,651
Kentucky (Commonwealth of) Economic Development Finance Authority (Louisville Arena Authority, Inc.), Series 2017 A, Ref. RB, (INS - AGM)(a)	5.00%	12/01/2047	470	468,184
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (UOFL Health), Series 2022 A, RB, (INS - AGM)(a)	5.00%	05/15/2047	1,015	1,049,104

				2,545,939

Louisiana-0.93%
Greater New Orleans Expressway Commission, Series 2017, RB, (INS - AGM)(a)	5.00%	11/01/2042	2,000	2,040,817
Greater New Orleans Expressway Commission, Series 2017, RB, (INS - AGM)(a)	5.00%	11/01/2047	2,000	2,022,263
Jefferson (Parish of), LA Sales Tax District, Series 2017 B, RB, (INS - AGM)(a)	5.00%	12/01/2042	2,750	2,822,738
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Ragin Cajun Facilities, Inc.), Series 2018, RB, (INS - AGM)(a)	5.00%	10/01/2048	3,500	3,528,085
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Woman’s Hospital Foundation), Series 2017 A, Ref. RB	5.00%	10/01/2041	3,285	3,320,592
Louisiana (State of) Public Facilities Authority (LA Children’s Medical Center), Series 2020, RB, (INS - AGM)(a)	3.00%	06/01/2050	6,500	4,525,686
Louisiana (State of) Public Facilities Authority (Tulane University of Louisiana), Series 2023 A, Ref. RB	5.00%	10/15/2048	1,000	1,045,971
New Orleans (City of), LA, Series 2021 A, GO Bonds	5.00%	12/01/2046	1,000	1,041,246
Shreveport (City of), LA, Series 2019 B, RB, (INS - AGM)(a)	4.00%	12/01/2049	1,250	1,094,137

				21,441,535

Maine-0.32%
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(a)	5.00%	07/01/2024	350	353,955
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(a)	2.50%	07/01/2029	500	478,329
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(a)	4.00%	07/01/2039	330	322,810
Maine (State of) Health & Higher Educational Facilities Authority (Mainhealth), Series 2020 A, RB	4.00%	07/01/2045	2,000	1,838,259
Maine (State of) Health & Higher Educational Facilities Authority (Mainhealth), Series 2020 A, RB	4.00%	07/01/2050	4,500	4,048,214
Maine (State of) Turnpike Authority, Series 2020, RB	4.00%	07/01/2045	300	286,091

				7,327,658

Maryland-0.68%
Baltimore (City of), MD (Convention Center Hotel), Series 2017, Ref. RB	5.00%	09/01/2039	1,000	931,158
Baltimore (City of), MD (Convention Center Hotel), Series 2017, Ref. RB	5.00%	09/01/2042	500	455,395
Baltimore (City of), MD (Water), Series 2017 A, RB	5.00%	07/01/2046	9,510	9,759,993
Baltimore (City of), MD (Water), Series 2020 A, RB	5.00%	07/01/2050	600	629,940
Maryland (State of) Stadium Authority, Series 2022 A, RB	4.00%	06/01/2047	1,000	954,559
Maryland (State of) Stadium Authority (Built to Learn), Series 2021, RB	4.00%	06/01/2046	1,000	959,084
Maryland (State of) Transportation Authority, Series 2021 A, Ref. RB	5.00%	07/01/2046	1,000	1,064,266
Maryland (State of) Transportation Authority, Series 2021 A, Ref. RB	5.00%	07/01/2051	1,000	1,056,532

				15,810,927

Massachusetts-4.68%
Massachusetts (Commonwealth of), Series 2016 A, GO Bonds	5.00%	03/01/2046	5,000	5,012,068
Massachusetts (Commonwealth of), Series 2016 J, GO Bonds	4.00%	12/01/2044	2,900	2,845,751
Massachusetts (Commonwealth of), Series 2017 A, GO Bonds	5.00%	04/01/2042	4,210	4,368,615
Massachusetts (Commonwealth of), Series 2017 A, Ref. RB	5.00%	06/01/2043	5,000	5,213,597
Massachusetts (Commonwealth of), Series 2017 F, GO Bonds	5.00%	11/01/2041	8,000	8,365,977
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.25%	01/01/2044	1,675	1,782,408
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.00%	01/01/2049	5,000	5,213,709

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts-(continued)
Massachusetts (Commonwealth of), Series 2020 E, GO Bonds	5.00%	11/01/2045	$2,500	$2,654,813
Massachusetts (Commonwealth of), Series 2020 E, GO Bonds	5.00%	11/01/2050	3,500	3,693,102
Massachusetts (Commonwealth of), Series 2020, GO Bonds	5.00%	07/01/2045	1,000	1,059,407
Massachusetts (Commonwealth of), Series 2021 A, Ref. RB	5.00%	06/01/2042	1,000	1,080,451
Massachusetts (Commonwealth of), Series 2022 B, GO Bonds	4.00%	02/01/2042	1,000	985,874
Massachusetts (Commonwealth of), Series 2022 E, GO Bonds	5.00%	11/01/2048	17,320	18,553,924
Massachusetts (Commonwealth of) (Rail Enhancement & Accelerated Bridge Program), Series 2018 A, RB	5.25%	06/01/2043	5,000	5,290,199
Massachusetts (Commonwealth of) (Rail Enhancement Program), Series 2015 A, RB	5.00%	06/01/2045	3,000	3,049,447
Massachusetts (Commonwealth of) Bay Transportation Authority, Series 2020, Ref. RB	5.00%	07/01/2050	5,580	5,794,534
Massachusetts (Commonwealth of) Development Finance Agency (Boston Medical Center), Series 2023, Ref. RB	5.25%	07/01/2048	1,000	1,031,695
Massachusetts (Commonwealth of) Development Finance Agency (Boston Medical Center) (Sustainability Bopnds), Series 2023, Ref. RB	5.25%	07/01/2052	1,500	1,536,018
Massachusetts (Commonwealth of) Development Finance Agency (Boston University), Series 2013 X, RB(b)(d)	5.00%	10/01/2023	875	875,991
Massachusetts (Commonwealth of) Development Finance Agency (Boston University), Series 2016 BB-1, RB	5.00%	10/01/2046	4,500	4,609,441
Massachusetts (Commonwealth of) Development Finance Agency (Dana-Farber Cancer Institute), Series 2016, RB	5.00%	12/01/2041	2,665	2,722,180
Massachusetts (Commonwealth of) Development Finance Agency (Dana-Farber Cancer Institute), Series 2016, RB	5.00%	12/01/2046	2,000	2,031,552
Massachusetts (Commonwealth of) Development Finance Agency (Northern University), Series 2022, Ref. RB	5.00%	10/01/2044	1,500	1,621,965
Massachusetts (Commonwealth of) Development Finance Agency (Southcoast Health System Obligated Group), Series 2021 G, Ref. RB	5.00%	07/01/2050	1,000	1,001,753
Massachusetts (Commonwealth of) Development Finance Agency (Wellforce, Inc.), Series 2020 C, Ref. RB, (INS - AGM)(a)	3.00%	10/01/2045	3,500	2,586,993
Massachusetts (Commonwealth of) Development Finance Agency (Wellforce, Inc.), Series 2020 C, Ref. RB, (INS - AGM)(a)	4.00%	10/01/2045	1,500	1,378,366
Massachusetts (Commonwealth of) School Building Authority, Series 2016 B, RB	5.00%	11/15/2046	3,075	3,161,254
Massachusetts (Commonwealth of) Water Resources Authority, Series 2018 B, RB	5.00%	08/01/2043	5,000	5,244,283
University of Massachusetts Building Authority, Series 2020 1, RB	5.00%	11/01/2050	5,000	5,280,243

				108,045,610

Michigan-0.88%
Lansing (City of), MI Board of Water & Light, Series 2021 A, RB	5.00%	07/01/2051	1,000	1,031,720
Michigan (State of), Series 2021, RB	4.00%	11/15/2041	1,045	1,032,796
Michigan (State of) Building Authority (Facilities Program), Series 2022 I, RB	5.00%	10/15/2047	1,000	1,063,893
Michigan (State of) Building Authority (Facilities Program), Series 2022 I, RB	4.00%	10/15/2052	1,000	930,129
Michigan (State of) Building Authority (Facilities Program), Series 2023 II, Ref. RB	4.00%	10/15/2047	750	708,857
Michigan (State of) Finance Authority (Trinity Health Credit Group), Series 2019 A, Ref. RB	3.00%	12/01/2049	2,440	1,788,308
Michigan (State of) Finance Authority (Trinity Health Credit Group), Series 2022, RB	4.00%	12/01/2047	1,100	1,011,211
Michigan (State of) Hospital Finance Authority (Ascension Health Senior Credit Group), Series 2010, Ref. RB	5.00%	11/15/2047	3,000	3,078,357
Michigan State University Board of Trustees, Series 2019 B, RB	5.00%	02/15/2044	1,250	1,302,962
Troy School District, Series 2023, GO Bonds	5.00%	05/01/2047	5,000	5,360,846
Walled Lake Consolidated School District, Series 2020, GO Bonds	5.00%	05/01/2050	2,500	2,622,832
Wayne (County of), MI Airport Authority (Detroit Michigan Wayne County Airport), Series 2015 D, RB	5.00%	12/01/2040	500	506,854

				20,438,765

Minnesota-0.17%
Duluth (City of), MN Economic Development Authority (St. Luke’s Hospital of Duluth), Series 2022 B, RB	5.25%	06/15/2047	2,000	1,995,197

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota-(continued)
Duluth (City of), MN Economic Development Authority (St. Luke’s Hospital of Duluth), Series 2022 B, RB	5.25%	06/15/2052	$1,000	$978,476
Minnesota (State of) Higher Education Facilities Authority (Bethel University), Series 2017, Ref. RB	5.00%	05/01/2047	1,000	887,093

				3,860,766

Mississippi-0.04%
Mississippi (State of) Hospital Equipment & Facilities Authority (Baptist Memorial Health Care), Series 2016, RB	5.00%	09/01/2041	1,000	1,004,997

Missouri-0.74%
Cape Girardeau (County of), MO Industrial Development Authority (South Eastern Health), Series 2017 A, Ref. RB	5.00%	03/01/2036	1,000	1,011,873
Kansas City (City of), MO (Downtown Arena), Series 2016 E, Ref. RB	5.00%	04/01/2040	2,190	2,200,019
Metropolitan St. Louis Sewer District, Series 2016 C, RB(d)	5.00%	05/01/2046	1,000	1,032,514
Metropolitan St. Louis Sewer District, Series 2017 A, Ref. RB	5.00%	05/01/2047	750	777,493
Missouri (State of) Health & Educational Facilities Authority (BJC Health System), Series 2021 A, Ref. RB	3.00%	07/01/2051	2,500	1,756,949
Missouri (State of) Health & Educational Facilities Authority (Mercy Health), Series 2017 C, Ref. RB	4.00%	11/15/2047	1,500	1,366,924
Missouri (State of) Health & Educational Facilities Authority (Mosaic Health System), Series 2019 A, Ref. RB	4.00%	02/15/2049	5,000	4,451,071
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care), Series 2022 A, RB	4.00%	06/01/2052	5,000	4,390,471

				16,987,314

Montana-0.10%
Missoula (City of), MT, Series 2019 A, RB	4.00%	07/01/2044	2,400	2,221,070

Nebraska-0.33%
Fremont School District, Series 2022, GO Bonds, (INS - AGM)(a)	4.00%	12/15/2047	1,000	937,295
Omaha (City of), NE Public Power District, Series 2017 A, Ref. RB	5.00%	02/01/2042	1,000	1,043,334
Omaha (City of), NE Public Power District, Series 2021 A, RB	5.00%	02/01/2046	1,000	1,064,933
Omaha (City of), NE Public Power District, Series 2022 A, RB	4.25%	02/01/2047	1,805	1,769,983
Omaha (City of), NE Public Power District, Series 2022 A, RB	5.00%	02/01/2047	1,250	1,344,231
University of Nebraska Facilities Corp. (The), Series 2021 A, RB	4.00%	07/15/2059	500	448,780
University of Nebraska Facilities Corp. (The), Series 2021 A, RB	4.00%	07/15/2062	1,000	900,051

				7,508,607

Nevada-0.13%
Clark (County of), NV Department of Aviation, Series 2017 A-2, Ref. RB	5.00%	07/01/2040	1,035	1,070,637
Las Vegas (City of), NV Convention & Visitors Authority, Series 2023 A, RB	5.00%	07/01/2049	900	942,870
Las Vegas Valley Water District, Series 2022 A, GO Bonds	4.00%	06/01/2046	1,000	958,631

				2,972,138

New Hampshire-0.23%
New Hampshire (State of) Business Finance Authority, Series 2021 A, RB	4.00%	07/01/2051	1,000	927,164
New Hampshire (State of) Business Finance Authority (NCCD - Unr Properties LLC - University of Nevada, Reno Project), Series 2023 A, RB, (INS - BAM)(a)	5.25%	06/01/2051	1,000	1,050,048
New Hampshire (State of) Business Finance Authority (St. Luke’s University Health), Series 2021, RB, (INS - AGM)(a)	3.00%	08/15/2046	2,210	1,652,160
New Hampshire (State of) Business Finance Authority (St. Luke’s University Health), Series 2021, RB, (INS - AGM)(a)	3.00%	08/15/2051	2,200	1,582,065

				5,211,437

New Jersey-2.87%
New Jersey (State of) Economic Development Authority (Portal North Bridge), Series 2022 A, RB	5.25%	11/01/2047	5,000	5,350,432
New Jersey (State of) Economic Development Authority (Portal North Bridge), Series 2022 A, RB	5.00%	11/01/2052	2,500	2,614,386
New Jersey (State of) Economic Development Authority (Social Bonds), Series 2021 QQQ, RB	4.00%	06/15/2046	1,000	952,264
New Jersey (State of) Economic Development Authority (Social Bonds), Series 2021 QQQ, RB	4.00%	06/15/2050	1,000	938,729
New Jersey (State of) Economic Development Authority (State House), Series 2017 B, RB	5.00%	06/15/2043	1,000	1,030,223
New Jersey (State of) Educational Facilities Authority (Stevens Institute of Technology) (Green Bonds), Series 2020 A, RB	3.00%	07/01/2050	1,000	667,118

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)
New Jersey (State of) Educational Facilities Authority (Stevens Institute of Technology) (Green Bonds), Series 2020 A, RB	4.00%	07/01/2050	$2,800	$2,348,192
New Jersey (State of) Health Care Facilities Financing Authority (Atlanticare Health System Obligated Group), Series 2021, RB	3.00%	07/01/2046	750	534,437
New Jersey (State of) Health Care Facilities Financing Authority (Atlanticare Health System Obligated Group), Series 2021, RB	3.00%	07/01/2051	1,125	763,885
New Jersey (State of) Health Care Facilities Financing Authority (Princeton HealthCare System), Series 2016 A, Ref. RB	5.00%	07/01/2039	1,000	1,025,057
New Jersey (State of) Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group), Series 2021, RB	4.00%	07/01/2045	1,000	956,362
New Jersey (State of) Health Care Facilities Financing Authority (University Hospital), Series 2015 A, RB, (INS - AGM)(a)	5.00%	07/01/2046	3,000	3,007,917
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	4.00%	06/15/2039	1,000	982,816
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	5.00%	06/15/2039	1,000	1,059,364
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	4.00%	06/15/2040	1,000	975,137
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	5.00%	06/15/2040	1,000	1,055,583
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	4.00%	06/15/2045	1,000	948,686
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	5.00%	06/15/2045	1,000	1,042,827
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	3.00%	06/15/2050	1,000	729,842
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	4.00%	06/15/2050	1,000	920,972
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	5.00%	06/15/2050	1,000	1,036,224
New Jersey (State of) Transportation Trust Fund Authority, Series 2022 BB, RB	4.00%	06/15/2046	750	703,850
New Jersey (State of) Transportation Trust Fund Authority, Series 2022, RB	4.00%	06/15/2039	1,000	982,816
New Jersey (State of) Transportation Trust Fund Authority, Series 2022, RB	4.00%	06/15/2040	1,000	975,137
New Jersey (State of) Transportation Trust Fund Authority, Series 2022, RB	4.00%	06/15/2041	1,250	1,209,088
New Jersey (State of) Transportation Trust Fund Authority, Series 2022, RB	4.00%	06/15/2042	1,000	959,561
New Jersey (State of) Transportation Trust Fund Authority, Series 2022, RB	5.00%	06/15/2042	375	397,243
New Jersey (State of) Transportation Trust Fund Authority, Series 2022, RB	5.25%	06/15/2043	500	537,914
New Jersey (State of) Transportation Trust Fund Authority, Series 2022, RB	5.00%	06/15/2044	500	527,186
New Jersey (State of) Transportation Trust Fund Authority, Series 2022, RB	5.25%	06/15/2046	200	214,691
New Jersey (State of) Transportation Trust Fund Authority, Series 2022, RB	5.00%	06/15/2048	300	314,041
New Jersey (State of) Transportation Trust Fund Authority, Series 2023 A, Ref. RB	5.25%	06/15/2041	1,000	1,086,428
New Jersey (State of) Transportation Trust Fund Authority, Series 2023 AA, Ref. RB	5.00%	06/15/2039	1,000	1,076,017
New Jersey (State of) Turnpike Authority, Series 2017 B, Ref. RB	5.00%	01/01/2040	1,000	1,044,147
New Jersey (State of) Turnpike Authority, Series 2021 A, RB	4.00%	01/01/2042	5,000	4,930,101
New Jersey (State of) Turnpike Authority, Series 2021 A, RB	4.00%	01/01/2051	5,450	5,191,564
New Jersey (State of) Turnpike Authority, Series 2022 B, RB	5.00%	01/01/2042	1,500	1,625,528
New Jersey (State of) Turnpike Authority, Series 2022 B, RB	4.25%	01/01/2043	1,500	1,515,071
New Jersey (State of) Turnpike Authority, Series 2022 B, RB	5.00%	01/01/2046	5,400	5,814,383
New Jersey (State of) Turnpike Authority, Series 2022 B, RB	4.50%	01/01/2048	1,795	1,836,814
New Jersey (State of) Turnpike Authority, Series 2022 B, RB	5.25%	01/01/2052	3,500	3,831,873
Newark (City of), NJ Housing Authority, Series 2016, Ref. RB, (INS - AGM)(a)	5.00%	12/01/2038	2,500	2,571,916

				66,285,822

New York-22.39%
Battery Park (City of), NY Authority (Sustainability Bonds), Series 2023 A, RB	5.00%	11/01/2053	2,000	2,136,120
Broome County Local Development Corp. (United Health Services Hospital), Series 2020, Ref. RB, (INS - AGM)(a)	3.00%	04/01/2045	3,000	2,227,684
Broome County Local Development Corp. (United Health Services Hospital), Series 2020, Ref. RB, (INS - AGM)(a)	3.00%	04/01/2050	8,750	6,126,278
Broome County Local Development Corp. (United Health Services Hospital), Series 2020, Ref. RB, (INS - AGM)(a)	4.00%	04/01/2050	3,000	2,676,885
Build NYC Resource Corp. (New York Law School), Series 2016, Ref. RB	5.00%	07/01/2041	1,000	986,211
Dutchess County Local Development Corp. (Vassar College), Series 2017, Ref. RB	5.00%	07/01/2042	1,500	1,545,543
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2042	5,000	5,173,941
Long Island (City of), NY Power Authority, Series 2014 A, Ref. RB	5.00%	09/01/2044	1,350	1,362,953
Long Island (City of), NY Power Authority, Series 2016 B, Ref. RB	5.00%	09/01/2041	1,100	1,135,316
Long Island (City of), NY Power Authority, Series 2017, RB	5.00%	09/01/2042	1,300	1,352,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
Long Island (City of), NY Power Authority, Series 2017, RB	5.00%	09/01/2047	$1,000	$1,031,423
Long Island (City of), NY Power Authority (Green Bonds), Series 2023 E, RB, (INS - AGM)(a)	5.00%	09/01/2053	2,500	2,670,124
Metropolitan Transportation Authority, Series 2012 A-1, RB	5.00%	11/15/2040	6,690	6,689,668
Metropolitan Transportation Authority (Bidding Group 2), Series 2022 A, RB	4.00%	11/15/2051	1,000	940,841
Metropolitan Transportation Authority (Bidding Group 2), Series 2022 A, RB	4.00%	11/15/2052	1,000	938,007
Metropolitan Transportation Authority (Green Bonds), Series 2017 A, RB	5.00%	11/15/2047	1,300	1,341,657
Metropolitan Transportation Authority (Green Bonds), Series 2019 B, RB	5.00%	11/15/2052	3,525	3,587,629
Metropolitan Transportation Authority (Green Bonds), Series 2020 A-1, RB	4.00%	11/15/2051	2,900	2,577,502
Metropolitan Transportation Authority (Green Bonds), Series 2020 A-1, RB, (INS - AGM)(a)	4.00%	11/15/2050	5,000	4,638,262
Metropolitan Transportation Authority (Green Bonds), Series 2020 C-1, RB	4.75%	11/15/2045	1,000	999,991
Metropolitan Transportation Authority (Green Bonds), Series 2020 C-1, RB	5.25%	11/15/2055	6,000	6,173,245
Metropolitan Transportation Authority (Green Bonds), Subseries 2016 B-1, RB	5.00%	11/15/2046	2,350	2,416,129
Monroe County Industrial Development Corp. (University of Rochester), Series 2020 A, RB	4.00%	07/01/2050	2,000	1,851,157
MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	5.00%	11/15/2051	2,000	2,003,282
Nassau (County of), NY, Series 2019 B, GO Bonds, (INS - AGM)(a)	5.00%	04/01/2049	5,000	5,278,389
New York & New Jersey (States of) Port Authority, One Hudred Eighty Four Series 2014, RB	5.00%	09/01/2039	1,500	1,512,507
New York & New Jersey (States of) Port Authority, One Hundred Eighty Nineth Series 2015, Ref. RB	5.00%	05/01/2045	3,500	3,547,886
New York & New Jersey (States of) Port Authority, One Hundred Eighty Ninth Series 2015, Ref. RB	5.00%	05/01/2040	1,000	1,017,532
New York & New Jersey (States of) Port Authority, Series 2020-222, Ref. RB	4.00%	07/15/2040	2,000	1,988,266
New York & New Jersey (States of) Port Authority, Two Hundered Ninth Series 2018, Ref. RB	5.00%	07/15/2038	1,000	1,058,448
New York & New Jersey (States of) Port Authority, Two Hundred Eleventh Series 2018, Ref. RB	5.00%	09/01/2048	5,590	5,797,059
New York & New Jersey (States of) Port Authority, Two Hundred Fortieth Series 2023, Ref. RB	5.00%	07/15/2048	1,000	1,068,180
New York & New Jersey (States of) Port Authority, Two Hundred Fortieth Series 2023, Ref. RB	5.00%	07/15/2053	1,000	1,063,137
New York & New Jersey (States of) Port Authority, Two Hundredth Series 2017, Ref. RB	5.25%	10/15/2057	2,400	2,480,230
New York (City of), NY, Series 2016 B-1, GO Bonds	5.00%	12/01/2041	4,955	5,096,970
New York (City of), NY, Series 2019 B-1, GO Bonds	5.00%	10/01/2038	6,500	6,902,936
New York (City of), NY, Series 2020 C, GO Bonds	4.00%	08/01/2039	1,000	983,778
New York (City of), NY, Series 2021 A-1, GO Bonds	5.00%	08/01/2047	3,345	3,523,952
New York (City of), NY, Series 2024 A, GO Bonds(b)	4.13%	08/01/2053	3,000	2,839,365
New York (City of), NY, Subseries 2022 B-1, GO Bonds	5.25%	10/01/2039	500	555,587
New York (City of), NY, Subseries 2022 B-1, GO Bonds	5.25%	10/01/2040	500	553,659
New York (City of), NY, Subseries 2022 B-1, GO Bonds	5.25%	10/01/2041	500	551,217
New York (City of), NY, Subseries 2022 B-1, GO Bonds	5.25%	10/01/2042	500	548,346
New York (City of), NY, Subseries 2022 B-1, GO Bonds	5.25%	10/01/2043	250	273,864
New York (City of), NY, Subseries 2022 B-1, GO Bonds	5.25%	10/01/2047	2,250	2,439,490
New York (City of), NY, Subseries 2022 D-1, GO Bonds	5.25%	05/01/2039	1,000	1,102,951
New York (City of), NY, Subseries 2023 E-1, GO Bonds	5.25%	04/01/2043	1,500	1,649,686
New York (City of), NY, Subseries 2023 E-1, GO Bonds	5.25%	04/01/2044	3,000	3,297,515
New York (City of), NY, Subseries 2023 E-1, GO Bonds	5.25%	04/01/2047	1,500	1,632,023
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2021 A, Ref. RB, (INS - AGM)(a)	3.00%	01/01/2039	1,250	1,026,081
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2021 A, Ref. RB, (INS - AGM)(a)	3.00%	01/01/2040	1,750	1,411,852
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2021 A, Ref. RB, (INS - AGM)(a)	3.00%	01/01/2046	5,000	3,696,077
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2020, Ref. RB, (INS - AGM)(a)	3.00%	03/01/2049	5,000	3,563,218
New York (City of), NY Municipal Water Finance Authority, Series 2019 CC-1, RB	5.00%	06/15/2044	5,000	5,268,389
New York (City of), NY Municipal Water Finance Authority, Series 2020 BB-1, RB	3.00%	06/15/2050	1,000	726,941
New York (City of), NY Municipal Water Finance Authority, Series 2020 BB-1, RB	4.00%	06/15/2050	2,000	1,893,279
New York (City of), NY Municipal Water Finance Authority, Series 2020 BB-1, RB	5.00%	06/15/2050	1,000	1,048,277
New York (City of), NY Municipal Water Finance Authority, Series 2020 BB-2, Ref. RB	4.00%	06/15/2042	1,000	975,769
New York (City of), NY Municipal Water Finance Authority, Series 2021 AA-1, RB	5.00%	06/15/2048	3,000	3,159,727
New York (City of), NY Municipal Water Finance Authority, Series 2021 AA-1, RB	4.00%	06/15/2051	5,000	4,717,131
New York (City of), NY Municipal Water Finance Authority, Series 2021 BB-1, Ref. RB	5.00%	06/15/2044	9,150	9,760,410
New York (City of), NY Municipal Water Finance Authority, Series 2022 AA-3, Ref. RB	5.00%	06/15/2047	1,000	1,064,269
New York (City of), NY Municipal Water Finance Authority, Series 2022 CC-1, RB	5.00%	06/15/2052	2,395	2,521,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY Municipal Water Finance Authority, Series 2023 D, Ref. RB	4.13%	06/15/2046	$5,000	$4,889,563
New York (City of), NY Municipal Water Finance Authority, Series 2023 D, Ref. RB	5.00%	06/15/2047	5,000	5,335,437
New York (City of), NY Municipal Water Finance Authority, Series 2023 D, Ref. RB	5.25%	06/15/2047	2,500	2,730,113
New York (City of), NY Municipal Water Finance Authority, Subseries 2019 FF-1, RB	4.00%	06/15/2049	2,500	2,374,984
New York (City of), NY Municipal Water Finance Authority, Subseries 2019 FF-1, RB	5.00%	06/15/2049	6,165	6,438,847
New York (City of), NY Transitional Finance Authority, Series 2015 B-1, RB	5.00%	08/01/2042	4,330	4,360,518
New York (City of), NY Transitional Finance Authority, Series 2015 E-1, RB	5.00%	02/01/2041	1,000	1,014,310
New York (City of), NY Transitional Finance Authority, Series 2015 S-1, RB	5.00%	07/15/2040	3,000	3,036,678
New York (City of), NY Transitional Finance Authority, Series 2019, RB	4.00%	11/01/2040	5,000	4,939,901
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	4.00%	11/01/2038	3,000	2,993,881
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	3.00%	11/01/2039	4,000	3,311,885
New York (City of), NY Transitional Finance Authority, Series 2021 A-1, Ref. RB	4.00%	11/01/2038	5,000	4,989,802
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2039	1,000	992,416
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2040	1,000	988,307
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2041	1,000	984,793
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2042	1,500	1,465,844
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2043	1,000	973,528
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2046	1,000	956,920
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2049	2,000	1,890,898
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	2.25%	02/01/2051	2,000	1,189,244
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	3.00%	02/01/2051	1,125	821,434
New York (City of), NY Transitional Finance Authority, Series 2022 A-1, RB	5.00%	08/01/2039	1,160	1,261,557
New York (City of), NY Transitional Finance Authority, Series 2022 A-1, RB	5.25%	08/01/2042	1,000	1,097,561
New York (City of), NY Transitional Finance Authority, Series 2022 A-1, RB	5.00%	08/01/2044	1,000	1,070,953
New York (City of), NY Transitional Finance Authority, Series 2022 A-1, RB	4.00%	08/01/2048	1,500	1,421,024
New York (City of), NY Transitional Finance Authority, Series 2022, RB	4.00%	02/01/2039	3,000	2,977,249
New York (City of), NY Transitional Finance Authority, Series 2022, RB	4.00%	02/01/2040	3,000	2,964,921
New York (City of), NY Transitional Finance Authority, Series 2022, RB	4.00%	02/01/2041	3,000	2,954,379
New York (City of), NY Transitional Finance Authority, Series 2022, RB	4.00%	02/01/2042	3,000	2,931,688
New York (City of), NY Transitional Finance Authority, Series 2022, RB	5.00%	02/01/2044	2,000	2,135,204
New York (City of), NY Transitional Finance Authority, Series 2022, RB	4.00%	02/01/2047	3,000	2,858,068
New York (City of), NY Transitional Finance Authority, Series 2022, RB	5.00%	02/01/2047	3,000	3,168,988
New York (City of), NY Transitional Finance Authority, Series 2023 A-1, RB	5.00%	05/01/2040	400	435,852
New York (City of), NY Transitional Finance Authority, Series 2023 A-1, RB	5.00%	05/01/2041	1,000	1,086,219
New York (City of), NY Transitional Finance Authority, Series 2023 A-1, RB	5.00%	05/01/2042	1,000	1,081,066
New York (City of), NY Transitional Finance Authority, Series 2023 A-1, RB	5.00%	05/01/2043	500	539,472
New York (City of), NY Transitional Finance Authority, Series 2023 A-1, RB	5.00%	05/01/2044	500	537,920
New York (City of), NY Transitional Finance Authority, Series 2023 A-1, RB	5.00%	05/01/2045	500	535,328
New York (City of), NY Transitional Finance Authority, Series 2023 A-1, RB	5.00%	05/01/2046	500	533,379
New York (City of), NY Transitional Finance Authority, Series 2023 A-1, RB	5.00%	05/01/2047	500	531,570
New York (City of), NY Transitional Finance Authority, Series 2023 A-1, RB	5.00%	05/01/2048	500	531,055
New York (City of), NY Transitional Finance Authority, Series 2023 A-1, RB	4.00%	05/01/2053	2,000	1,869,312
New York (City of), NY Transitional Finance Authority, Series 2023 A-1, RB	5.00%	05/01/2053	2,000	2,114,364
New York (City of), NY Transitional Finance Authority, Series 2023 E-1, Ref. RB	5.00%	11/01/2040	5,000	5,448,154
New York (City of), NY Transitional Finance Authority, Series 2023 E-1, Ref. RB	5.00%	11/01/2041	5,000	5,431,094
New York (City of), NY Transitional Finance Authority, Series 2023 F-1, RB	5.00%	02/01/2041	2,000	2,168,767
New York (City of), NY Transitional Finance Authority, Series 2023 F-1, RB	5.00%	02/01/2042	2,000	2,158,693
New York (City of), NY Transitional Finance Authority, Series 2023 F-1, RB	5.00%	02/01/2043	1,275	1,373,523
New York (City of), NY Transitional Finance Authority, Series 2023 F-1, RB	5.00%	02/01/2044	2,000	2,148,475
New York (City of), NY Transitional Finance Authority, Series 2023 F-1, RB	5.00%	02/01/2045	2,000	2,138,336
New York (City of), NY Transitional Finance Authority, Series 2023 F-1, RB	5.25%	02/01/2047	2,000	2,171,876
New York (City of), NY Transitional Finance Authority, Series 2024 B, RB	4.38%	05/01/2053	5,000	4,901,053
New York (City of), NY Transitional Finance Authority, Subseries 2016 B-1, RB	4.00%	08/01/2041	1,850	1,818,759
New York (City of), NY Transitional Finance Authority, Subseries 2022 D-1, RB	5.25%	11/01/2039	1,000	1,112,827
New York (City of), NY Transitional Finance Authority, Subseries 2022 D-1, RB	5.25%	11/01/2040	1,000	1,108,120
New York (City of), NY Transitional Finance Authority, Subseries 2022 D-1, RB	5.25%	11/01/2041	1,000	1,101,576
New York (City of), NY Transitional Finance Authority, Subseries 2022 D-1, RB	5.25%	11/01/2042	1,000	1,099,826
New York (City of), NY Transitional Finance Authority, Subseries 2022 D-1, RB	5.25%	11/01/2043	1,000	1,097,771

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY Transitional Finance Authority, Subseries 2022 D-1, RB	5.50%	11/01/2045	$1,000	$1,113,543
New York (City of), NY Transitional Finance Authority, Subseries 2022 D-1, RB	5.00%	11/01/2046	1,000	1,063,911
New York (City of), NY Transitional Finance Authority, Subseries 2022 D-1, RB	5.25%	11/01/2048	1,000	1,083,038
New York (State of) Dormitory Authority, Series 2016 A, RB	5.00%	02/15/2039	1,000	1,038,233
New York (State of) Dormitory Authority, Series 2017 A, RB	5.00%	03/15/2040	1,000	1,038,334
New York (State of) Dormitory Authority, Series 2018 A, Ref. RB	5.00%	03/15/2040	1,000	1,054,552
New York (State of) Dormitory Authority, Series 2018 C, Ref. RB	5.00%	03/15/2039	1,000	1,048,627
New York (State of) Dormitory Authority, Series 2018 E, Ref. RB	5.00%	03/15/2048	1,200	1,248,616
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2041	1,000	1,053,794
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2047	1,000	1,040,728
New York (State of) Dormitory Authority, Series 2020 A, RB	3.00%	07/01/2048	4,000	2,940,280
New York (State of) Dormitory Authority, Series 2020 A, RB	4.00%	07/01/2053	4,000	3,565,877
New York (State of) Dormitory Authority, Series 2020 D, Ref. RB	4.00%	02/15/2040	1,000	986,233
New York (State of) Dormitory Authority, Series 2021 E, Ref. RB	4.00%	03/15/2044	1,680	1,614,883
New York (State of) Dormitory Authority, Series 2022 A, Ref. RB	5.00%	03/15/2041	1,000	1,071,027
New York (State of) Dormitory Authority, Series 2022 A, Ref. RB	5.00%	03/15/2046	1,000	1,055,148
New York (State of) Dormitory Authority (Bid Group 3), Series 2019 A, Ref. RB	5.00%	03/15/2043	1,200	1,258,037
New York (State of) Dormitory Authority (Bid Group 5), Series 2020 A, Ref. RB	3.00%	03/15/2050	5,000	3,662,169
New York (State of) Dormitory Authority (Columbia University), Series 2016 A-2, RB	5.00%	10/01/2046	500	516,497
New York (State of) Dormitory Authority (Columbia University), Series 2018 B, Ref. RB	5.00%	10/01/2038	5,000	5,363,367
New York (State of) Dormitory Authority (Cornell University), Series 2020 A, Ref. RB	5.00%	07/01/2050	6,500	6,816,479
New York (State of) Dormitory Authority (Fordham University), Series 2016 A, Ref. RB	5.00%	07/01/2041	750	765,769
New York (State of) Dormitory Authority (Fordham University), Series 2020, RB	4.00%	07/01/2050	2,000	1,820,485
New York (State of) Dormitory Authority (General Purpose), Series 2020 D, Ref. RB	5.00%	02/15/2048	5,000	5,203,673
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai), Series 2015 A, Ref. RB	5.00%	07/01/2040	1,000	1,006,680
New York (State of) Dormitory Authority (Maimonides Medical Center), Series 2020, RB, (CEP - Federal Housing Administration)	3.00%	02/01/2050	2,000	1,425,664
New York (State of) Dormitory Authority (New School (The)), Series 2016 A, Ref. RB	5.00%	07/01/2046	1,000	1,010,028
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2042	2,500	2,653,915
New York (State of) Dormitory Authority (New York University), Series 2021 A, Ref. RB	4.00%	07/01/2046	1,750	1,674,433
New York (State of) Dormitory Authority (New York University), Series 2021 A, Ref. RB	5.00%	07/01/2051	5,000	5,313,561
New York (State of) Dormitory Authority (Northwell Health Obligated Group), Series 2022, Ref. RB	4.25%	05/01/2052	6,000	5,591,629
New York (State of) Dormitory Authority (St. John’s University), Series 2021 A, Ref. RB	4.00%	07/01/2048	1,750	1,560,859
New York (State of) Dormitory Authority (State University of New York Dormitory Facilities), Series 2019 A, RB	4.00%	07/01/2049	1,000	907,849
New York (State of) Dormitory Authority (Wagner College), Series 2022, Ref. RB	5.00%	07/01/2057	2,000	1,902,812
New York (State of) Dormitory Authority (Yeshiva University), Series 2022 A, Ref. RB	5.00%	07/15/2042	2,500	2,493,822
New York (State of) Dormitory Authority (Yeshiva University), Series 2022 A, Ref. RB	5.00%	07/15/2050	3,000	2,908,594
New York (State of) Power Authority (Green Bonds), Series 2020 A, Ref. RB	3.25%	11/15/2060	3,620	2,680,779
New York (State of) Power Authority (Green Transmission) (Green Bonds), Series 2022, RB, (INS - AGM)(a)	4.00%	11/15/2047	1,500	1,421,416
New York (State of) Thruway Authority, Series 2016 A, RB	5.25%	01/01/2056	4,000	4,097,083
New York (State of) Thruway Authority, Series 2019 B, RB	4.00%	01/01/2045	1,000	932,663
New York (State of) Thruway Authority, Series 2019 B, RB, (INS - AGM)(a)	4.00%	01/01/2040	5,000	4,902,137
New York (State of) Thruway Authority, Series 2020 N, RB	3.00%	01/01/2049	3,400	2,419,429
New York (State of) Thruway Authority, Series 2021 A-1, Ref. RB	3.00%	03/15/2049	8,315	6,196,056
New York (State of) Thruway Authority (Bidding Group 1), Series 2022, Ref. RB	5.00%	03/15/2040	1,000	1,084,002
New York (State of) Thruway Authority (Bidding Group 4), Series 2022 A, Ref. RB	5.00%	03/15/2046	1,000	1,060,896
New York (State of) Thruway Authority (Bidding Group 4), Series 2022 A, Ref. RB	5.00%	03/15/2048	1,000	1,057,286
New York (State of) Thruway Authority (Bidding Group 5), Series 2021 A-1, Ref. RB	4.00%	03/15/2058	3,000	2,723,532
New York (State of) Utility Debt Securitization Authority, Series 2013 TE, RB	5.00%	12/15/2041	1,000	1,002,167
New York (State of) Utility Debt Securitization Authority, Series 2017, RB	5.00%	12/15/2039	1,000	1,065,202
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2040	2,000	2,027,321
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2045	3,000	3,026,722
New York Liberty Development Corp., Series 2021 1, Ref. RB	3.00%	02/15/2042	2,000	1,532,947
New York Liberty Development Corp., Series 2021 1WTC, Ref. RB	2.75%	02/15/2044	1,000	713,616
New York Liberty Development Corp., Series 2021-1, Ref. RB	4.00%	02/15/2043	2,000	1,915,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York Liberty Development Corp. (Bank of America Tower at One Bryant Park), Series 2019, Ref. RB	2.80%	09/15/2069	$1,500	$1,341,723
New York Liberty Development Corp. (Green Bonds), Series 2021 A, Ref. RB	2.75%	11/15/2041	2,000	1,534,645
New York Liberty Development Corp. (Green Bonds), Series 2021 A, Ref. RB	2.88%	11/15/2046	5,000	3,637,875
New York Liberty Development Corp. (Green Bonds), Series 2021 A, Ref. RB	3.00%	11/15/2051	1,000	709,884
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2020, Ref. RB	4.00%	06/15/2045	2,000	1,926,895
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2020, Ref. RB	4.00%	06/15/2049	5,500	5,241,415
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2022, Ref. RB	4.00%	06/15/2047	5,000	4,790,534
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2022, Ref. RB	5.00%	06/15/2051	5,000	5,311,384
New York State Urban Development Corp., Series 2013 A-1, RB	5.00%	03/15/2043	1,000	1,000,654
New York State Urban Development Corp., Series 2017 C, Ref. RB	4.00%	03/15/2045	1,055	1,012,184
New York State Urban Development Corp., Series 2019 A, RB	5.00%	03/15/2039	1,500	1,587,291
New York State Urban Development Corp., Series 2020 A, RB	5.00%	03/15/2041	1,000	1,061,466
New York State Urban Development Corp., Series 2020 A, RB	3.00%	03/15/2050	2,000	1,478,383
New York State Urban Development Corp., Series 2020 C, Ref. RB	4.00%	03/15/2041	1,000	982,037
New York State Urban Development Corp., Series 2020 C, Ref. RB	5.00%	03/15/2047	1,000	1,045,932
New York State Urban Development Corp., Series 2020, Ref. RB	3.00%	03/15/2040	1,000	827,981
New York State Urban Development Corp., Series 2020, Ref. RB	5.00%	03/15/2044	1,000	1,051,791
New York State Urban Development Corp., Series 2022, Ref. RB	5.00%	03/15/2041	1,000	1,076,062
New York State Urban Development Corp. (Bidding Group 3), Series 2021 A, Ref. RB	4.00%	03/15/2045	1,000	959,416
New York State Urban Development Corp. (Bidding Group 4), Series 2020 E, Ref. RB	4.00%	03/15/2041	1,000	982,037
New York State Urban Development Corp. (Bidding Group 4), Series 2020 E, Ref. RB	4.00%	03/15/2046	1,000	954,134
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	5.00%	12/01/2038	1,000	1,047,836
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	4.00%	12/01/2039	2,500	2,373,548
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	4.00%	12/01/2040	4,550	4,280,184
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	4.00%	12/01/2041	1,000	932,480
Oneida County Local Development Corp. (Mohawk Valley Health System), Series 2019, Ref. RB, (INS - AGM)(a)	3.00%	12/01/2044	1,555	1,153,698
Triborough Bridge & Tunnel Authority, Series 2015 A, RB	5.00%	11/15/2040	525	533,487
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2041	4,000	4,114,862
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2046	3,000	3,068,397
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2038	1,500	1,561,678
Triborough Bridge & Tunnel Authority, Series 2021 A-1, Ref. RB	5.00%	05/15/2051	3,000	3,155,117
Triborough Bridge & Tunnel Authority, Series 2022 C, RB	5.00%	05/15/2042	5,000	5,379,101
Triborough Bridge & Tunnel Authority, Series 2022 C, RB	5.25%	05/15/2052	2,560	2,760,210
Triborough Bridge & Tunnel Authority, Subseries 2021 B-1, Ref. RB	5.00%	05/15/2056	5,000	5,166,283
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2017 C-2, RB	5.00%	11/15/2042	9,675	10,075,019
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2018 A, RB	4.00%	11/15/2048	2,500	2,358,188
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2020 A, RB	5.00%	11/15/2054	1,500	1,565,198
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2021 A, RB	4.00%	11/15/2056	1,500	1,380,897
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2021 A, RB	5.00%	11/15/2056	1,500	1,567,037
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2021 C-1A, RB	5.00%	05/15/2051	3,000	3,163,591
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2022 A, RB	4.00%	05/15/2052	5,775	5,468,710
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2022 A, Ref. RB	5.00%	05/15/2043	1,000	1,073,120
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2022 A, Ref. RB	5.00%	05/15/2044	1,000	1,069,525
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2022 A, Ref. RB	5.00%	05/15/2047	1,000	1,060,910
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2022 C, RB	5.00%	05/15/2047	1,000	1,061,659

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2022, RB	4.00%	05/15/2057	$10,000	$9,332,771
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2023 A, RB	5.00%	05/15/2048	1,375	1,462,925

				517,186,036

North Carolina-0.61%
Charlotte (City of), NC, Series 2022 A, Ref. RB	5.00%	07/01/2045	2,000	2,183,763
Charlotte (City of), NC (Charlotte Douglas International Airport), Series 2017 A, RB	5.00%	07/01/2047	2,000	2,050,357
Charlotte (City of), NC (Charlotte Douglas International Airport), Series 2019 A, RB	5.00%	07/01/2049	1,750	1,816,343
Charlotte (City of), NC (Charlotte Douglas International Airport), Series 2021 A, Ref. RB	3.00%	07/01/2046	750	567,073
Charlotte (City of), NC (Charlotte Douglas International Airport), Series 2021 A, Ref. RB	4.00%	07/01/2051	750	696,918
Charlotte (City of), NC (Charlotte Douglas International Airport), Series 2022 A, RB	4.00%	07/01/2052	3,500	3,241,373
Charlotte (City of), NC (Transit), Series 2021 A, Ref. COP	3.00%	06/01/2048	1,000	756,315
North Carolina (State of) Medical Care Commission (Forest at Duke (The)), Series 2021, RB	4.00%	09/01/2041	300	252,351
North Carolina (State of) Medical Care Commission (Forest at Duke (The)), Series 2021, RB	4.00%	09/01/2046	300	240,348
North Carolina (State of) Medical Care Commission (Forest at Duke (The)), Series 2021, RB	4.00%	09/01/2051	300	231,504
North Carolina (State of) Medical Care Commission (Rex Healthcare), Series 2020 A, RB	3.00%	07/01/2045	1,000	746,935
North Carolina (State of) Turnpike Authority (Triangle Expressway), Series 2019, RB, (INS - AGM)(a)	5.00%	01/01/2049	1,325	1,356,859

				14,140,139

North Dakota-0.18%
Grand Forks (City of), ND (Altru Health System), Series 2021, Ref. RB, (INS - AGM)(a)	3.00%	12/01/2046	1,325	948,199
Grand Forks (City of), ND (Altru Health System), Series 2021, Ref. RB, (INS - AGM)(a)	3.00%	12/01/2051	500	343,437
University of North Dakota, Series 2021 A, COP, (INS - AGM)(a)	3.00%	06/01/2061	4,500	2,948,057

				4,239,693

Ohio-2.28%
American Municipal Power, Inc. (Greenup Hydroelectric), Series 2016 A, RB	5.00%	02/15/2041	2,000	2,023,313
American Municipal Power, Inc. (Greenup Hydroelectric), Series 2016 A, RB	5.00%	02/15/2046	2,000	2,015,025
Brunswick City School District, Series 2023, GO Bonds, (INS - BAM)(a)	5.50%	12/01/2060	175	189,281
Franklin (County of), OH Convention Facilities Authority (Greater Columbus Convention Center), Series 2019, RB	5.00%	12/01/2051	1,000	901,510
Hamilton (County of), OH (Cincinnati Children’s Hospital), Series 2019 CC, RB	5.00%	11/15/2049	5,900	6,287,777
Licking Heights Local School District, Series 2022, GO Bonds	5.50%	10/01/2059	10,000	10,775,180
Miami University, Series 2020 A, Ref. RB	4.00%	09/01/2045	3,500	3,325,006
Montgomery (County of), OH (Dayton Children’s Hospital), Series 2021, Ref. RB	4.00%	08/01/2046	600	536,828
Montgomery (County of), OH (Dayton Children’s Hospital), Series 2021, Ref. RB	4.00%	08/01/2051	1,000	893,997
Montgomery (County of), OH (Kettering Health Network Obligated Group), Series 2021, Ref. RB	3.00%	08/01/2051	3,770	2,536,982
Montgomery (County of), OH (Kettering Health Network Obligated Group), Series 2021, Ref. RB	4.00%	08/01/2051	2,280	2,041,581
North Royalton City School District, Series 2017, GO Bonds	5.00%	12/01/2047	5,000	5,062,963
Ohio (State of) (University Hospitals Health System, Inc.), Series 2020 A, Ref. RB	4.00%	01/15/2050	2,250	1,987,706
Ohio (State of) Turnpike & Infrastructure Commission, Series 2021 A, RB	5.00%	02/15/2046	500	534,287
Ohio (State of) Turnpike & Infrastructure Commission, Series 2021 A, RB	5.00%	02/15/2051	1,000	1,061,958
Ohio (State of) Water Development Authority, Series 2021, RB	5.00%	06/01/2046	1,000	1,077,824
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2019 B, RB	5.00%	12/01/2044	1,000	1,064,264
Ohio State University (The), Series 2014 A, RB	5.00%	12/01/2039	7,600	7,693,941
Worthington City School District, Series 2023, GO Bonds	5.00%	12/01/2048	2,500	2,664,680

				52,674,103

Oklahoma-0.65%
Grand River Dam Authority, Series 2014 A, RB	5.00%	06/01/2039	3,500	3,528,619
Oklahoma (State of) Turnpike Authority, Second Series 2017 C, RB	5.00%	01/01/2047	1,660	1,706,674
Oklahoma (State of) Turnpike Authority, Series 2017 A, RB	5.00%	01/01/2042	5,000	5,093,952
Oklahoma (State of) Turnpike Authority, Series 2018 A, RB	5.00%	01/01/2043	2,000	2,063,930
University of Oklahoma (The), Series 2021 A, RB, (INS - AGM)(a)	5.00%	07/01/2046	2,500	2,628,880

				15,022,055

Oregon-1.47%
Deschutes County Hospital Facilities Authority, Series 2016, Ref. RB	5.00%	01/01/2048	2,265	2,266,078
Medford (City of), OR Hospital Facilities Authority (Asante), Series 2020 A, Ref. RB, (INS - AGM)(a)	4.00%	08/15/2045	7,000	6,437,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oregon-(continued)
Medford (City of), OR Hospital Facilities Authority (Asante), Series 2020 A, Ref. RB, (INS - AGM)(a)	3.00%	08/15/2050	$5,000	$3,475,416
Oregon (State of) (Article XI-G OHSU), Series 2017 H, GO Bonds	5.00%	08/01/2042	5,000	5,204,577
Oregon (State of) (Article XI-Q State), Series 2017 A, GO Bonds	5.00%	05/01/2042	2,500	2,597,041
Oregon (State of) Facilities Authority (Legacy Health), Series 2022 A, RB	5.00%	06/01/2052	2,500	2,525,453
Oregon (State of) Facilities Authority (Willamette University), Series 2021 A, Ref. RB	4.00%	10/01/2051	2,000	1,615,975
University of Oregon, Series 2015 A, RB	5.00%	04/01/2045	7,515	7,624,480
University of Oregon, Series 2020 A, RB	5.00%	04/01/2050	2,000	2,097,384

				33,844,088

Pennsylvania-3.59%
Allegheny (County of), PA, Series 2020 C-78, GO Bonds	4.00%	11/01/2045	3,875	3,677,803
Allegheny (County of), PA, Series 2020 C-78, GO Bonds	4.00%	11/01/2049	5,000	4,603,470
Allegheny (County of), PA Sanitary Authority, Series 2022, RB	5.75%	06/01/2047	2,000	2,262,350
Berks (County of), PA Industrial Development Authority (Tower Health), Series 2017, Ref. RB	3.75%	11/01/2042	1,000	573,921
Bucks (County of), PA Industrial Development Authority (St. Luke’s University Health Network), Series 2021, RB	3.00%	08/15/2053	3,110	1,954,521
Chester (County of), PA Health & Education Facilities Authority (Main Line Health System), Series 2020 A, RB	4.00%	09/01/2050	5,000	4,459,682
Delaware (State of) River Port Authority, Series 2013, RB	5.00%	01/01/2040	2,200	2,205,493
Delaware River Joint Toll Bridge Commission (Pennsylvania - New Jersey), Series 2017, RB	5.00%	07/01/2042	1,000	1,034,353
Geisinger Authority (Geisinger Health System), Series 2017 A-1, Ref. RB	4.00%	02/15/2047	2,000	1,827,772
Geisinger Authority (Geisinger Health System), Series 2020, Ref. RB	5.00%	04/01/2050	2,500	2,539,712
Hempfield Area School District, Series 2022 C, GO Bonds, (INS - AGM)(a)	5.00%	03/15/2048	1,000	1,059,077
Lancaster (County of), PA Hospital Authority (Penn State Health), Series 2021, RB	5.00%	11/01/2046	2,000	2,049,121
Lancaster (County of), PA Hospital Authority (Penn State Health), Series 2021, RB	5.00%	11/01/2051	2,000	2,041,532
Lancaster (County of), PA Hospital Authority (University of Pennsylvania), Series 2016, Ref. RB	5.00%	08/15/2046	1,500	1,514,584
Lancaster School District, Series 2023, GO Bonds, (INS - BAM)(a)	4.00%	04/01/2040	2,880	2,842,255
Lehigh (County of), PA (Lehigh Valley Health Network), Series 2019, Ref. RB	4.00%	07/01/2049	1,000	903,651
Lehigh (County of), PA Authority, Series 2013 A, RB	5.13%	12/01/2047	1,200	1,202,105
Pennsylvania (Commonwealth of) (Municipal Real Estate Funding, LLC), Series 2018 A, Ref. COP	5.00%	07/01/2043	250	257,738
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC), Series 2021 A, Ref. RB	3.00%	10/15/2046	10,090	7,107,972
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC), Series 2021 A, Ref. RB	4.00%	10/15/2051	8,555	7,617,096
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC), Series 2022 A, Ref. RB	4.00%	02/15/2042	3,500	3,260,440
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Trustees University of Pennsylvania), Series 2017 A, RB	5.00%	08/15/2046	2,000	2,067,493
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Trustees University of Pennsylvania), Series 2018 A, RB	5.00%	02/15/2048	1,410	1,466,413
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (University of Pennsylvania Health System), Series 2021 A, Ref. RB	5.00%	08/15/2044	1,000	1,046,603
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2014 A, RB	5.00%	12/01/2044	1,375	1,383,948
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2014 B, RB	5.25%	12/01/2039	5,000	5,036,416
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2014 C, RB	5.00%	12/01/2044	1,200	1,213,587
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2018 B, RB	5.25%	12/01/2048	5,000	5,193,235
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 A, RB	4.00%	12/01/2043	100	96,165
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 A, RB	4.00%	12/01/2044	100	94,447
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 A, RB	4.00%	12/01/2045	100	93,608
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 A, RB	4.00%	12/01/2046	100	93,066
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 A, RB	4.00%	12/01/2050	100	91,199
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 A, Ref. RB	5.00%	12/01/2047	1,000	1,047,418
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 A, Ref. RB	4.00%	12/01/2051	1,000	915,182
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2022 B, Ref. RB	5.25%	12/01/2047	500	541,302
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2022 B, Ref. RB	5.25%	12/01/2052	500	537,810
Pennsylvania State University (The), Series 2023, RB	5.25%	09/01/2048	500	548,897
Pennsylvania State University (The), Series 2023, RB	5.25%	09/01/2053	500	545,010
Philadelphia (City of), PA, Series 2020 A, RB	5.00%	11/01/2045	1,500	1,562,106

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)
Philadelphia (City of), PA, Series 2020 A, RB	5.00%	11/01/2050	$2,400	$2,485,361
Philadelphia (City of), PA Authority for Industrial Development (Thomas Jefferson University), Series 2017 A, Ref. RB	5.00%	09/01/2042	1,950	1,967,989

				83,021,903

Rhode Island-0.09%
Rhode Island Health & Educational Building Corp. (Providence College), Series 2017, RB	5.00%	11/01/2047	2,000	2,030,697

South Carolina-0.99%
Charleston (City of), SC, Series 2022, RB	5.00%	01/01/2047	1,000	1,083,162
South Carolina (State of) Jobs-Economic Development Authority (McLeod Health), Series 2018, RB	5.00%	11/01/2043	1,000	1,027,846
South Carolina (State of) Public Service Authority, Series 2013 E, Ref. RB	5.00%	12/01/2048	4,660	4,660,287
South Carolina (State of) Public Service Authority, Series 2014 A, RB	5.50%	12/01/2054	1,000	1,001,985
South Carolina (State of) Public Service Authority, Series 2015 E, Ref. RB	5.25%	12/01/2055	2,500	2,508,138
South Carolina (State of) Public Service Authority, Series 2020 A, Ref. RB	4.00%	12/01/2040	500	477,350
South Carolina (State of) Public Service Authority, Series 2020 A, Ref. RB	3.00%	12/01/2041	1,085	841,882
South Carolina (State of) Public Service Authority, Series 2020 A, Ref. RB	4.00%	12/01/2042	500	466,711
South Carolina (State of) Public Service Authority, Series 2020 A, Ref. RB	5.00%	12/01/2043	500	513,233
South Carolina (State of) Public Service Authority, Series 2021 B, RB	5.00%	12/01/2051	1,250	1,270,541
South Carolina (State of) Public Service Authority (Santee Cooper), Series 2022 A, RB	5.00%	12/01/2044	2,000	2,056,488
South Carolina (State of) Public Service Authority (Santee Cooper), Series 2022 A, RB	4.00%	12/01/2047	6,600	5,961,780
University of South Carolina (Campus Village), Series 2021 A, RB	5.00%	05/01/2046	1,000	1,056,960

				22,926,363

Tennessee-1.09%
Clarksville (City of), TN, Series 2021 A, RB	5.00%	02/01/2045	1,550	1,652,991
Metropolitan Nashville Airport Authority (The), Series 2015 A, RB	5.00%	07/01/2045	1,500	1,516,404
Metropolitan Nashville Airport Authority (The), Series 2022 A, RB	5.00%	07/01/2052	770	804,143
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2021 A, RB	5.00%	05/15/2046	1,000	1,066,774
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2016 A, RB	5.00%	07/01/2040	3,000	3,040,754
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2016 A, RB	5.00%	07/01/2046	2,750	2,769,328
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2017 A, RB	4.00%	07/01/2047	1,250	1,059,405
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2017 A, RB	5.00%	07/01/2048	2,000	2,013,952
Nashville (City of) & Davidson (County of), TN Metropolitan Government Sports Authority (Stadium), Series 2023 A, RB, (INS - AGM)(a)	5.25%	07/01/2048	2,000	2,160,414
Nashville (City of) & Davidson (County of), TN Metropolitan Government Sports Authority (Stadium), Series 2023 A, RB, (INS - AGM)(a)	5.25%	07/01/2053	1,000	1,073,248
Nashville (City of) & Davidson (County of), TN Metropolitan Government Sports Authority (Stadium), Series 2023 A, RB, (INS - AGM)(a)	5.25%	07/01/2056	2,000	2,139,627
Tennessee (State of) School Bond Authority, Series 2017 A, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2047	3,000	3,108,883
Tennessee (State of) School Bond Authority, Series 2022 A, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2047	2,500	2,691,736

				25,097,659

Texas-11.32%
Austin (City of), TX, Series 2016, Ref. RB	5.00%	11/15/2041	1,000	1,024,549
Austin (City of), TX, Series 2016, Ref. RB	5.00%	11/15/2045	1,000	1,019,685
Austin (City of), TX, Series 2017 A, RB	5.00%	11/15/2041	2,320	2,367,968
Austin (City of), TX, Series 2020 A, Ref. RB	5.00%	11/15/2045	500	526,446
Austin (City of), TX, Series 2020 A, Ref. RB	5.00%	11/15/2050	730	763,379
Austin Independent School District, Series 2023, GO Bonds	5.00%	08/01/2043	2,000	2,164,325
Austin Independent School District, Series 2023, GO Bonds	5.00%	08/01/2048	1,500	1,565,691
Board of Regents of the University of Texas System, Series 2019 B, RB	5.00%	08/15/2049	5,550	6,184,621
Central Texas Regional Mobility Authority, Series 2020 E, RB	5.00%	01/01/2045	1,000	1,032,430
Central Texas Regional Mobility Authority, Series 2020 E, RB	4.00%	01/01/2050	1,000	901,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Central Texas Regional Mobility Authority, Series 2021 B, RB	5.00%	01/01/2046	$1,000	$1,033,799
Central Texas Regional Mobility Authority, Series 2021 B, RB	4.00%	01/01/2051	1,000	897,762
Chapel Hill Independent School District, Series 2023, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2053	3,000	2,824,868
Clifton Higher Education Finance Corp. (Idea Public Schools), Series 2017, Ref. RB, (CEP - Texas Permanent School Fund)	4.00%	08/15/2042	7,000	6,510,420
Conroe Independent School District, Series 2022 A, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2047	1,500	1,417,463
Crowley Independent School District, Series 2023, GO Bonds, (CEP - Texas Permanent School Fund)	4.25%	02/01/2053	3,000	2,924,636
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2022 B, Ref. RB	4.00%	11/01/2045	2,000	1,894,038
Dallas (City of), TX, Series 2017, RB	5.00%	10/01/2046	1,000	1,034,387
Dallas (City of), TX, Series 2023 A, RB	5.00%	10/01/2047	6,000	6,484,348
Dallas (City of), TX Area Rapid Transit, Series 2021 B, Ref. RB	5.00%	12/01/2047	1,665	1,754,426
Dallas (City of), TX Independent School District, Series 2023, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2048	3,500	3,715,743
Denton Independent School District, Series 2023, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2041	500	549,804
Denton Independent School District, Series 2023, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2042	750	820,692
Denton Independent School District, Series 2023, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2043	1,000	1,092,054
Denton Independent School District, Series 2023, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2048	500	538,561
Denton Independent School District, Series 2023, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2053	1,000	1,068,625
El Paso (City of), TX, Series 2022, RB	5.00%	03/01/2046	5,000	5,225,519
Forney Independent School District, Series 2022 B, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2047	1,000	960,287
Forney Independent School District, Series 2022 B, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2052	1,000	942,457
Friendswood Independent School District, Series 2021, GO Bonds, (CEP - Texas Permanent School Fund)	2.00%	02/15/2051	1,000	565,548
Grand Parkway Transportation Corp. (TELA Supported), Series 2018 A, RB	5.00%	10/01/2043	10,000	10,397,415
Harris (County of) & Houston (City of), TX Sports Authority, Series 2014 A, Ref. RB	5.00%	11/15/2053	3,950	3,954,227
Harris (County of), TX, Series 2023 A, GO Bonds	4.25%	09/15/2048	4,500	4,344,765
Harris (County of), TX Flood Control District, Series 2020 A, GO Bonds	4.00%	10/01/2045	1,000	957,771
Harris (County of), TX Port Authority of Houston, Series 2023, RB	5.00%	10/01/2048	1,750	1,855,135
Harris (County of), TX Port Authority of Houston, Series 2023, RB	5.00%	10/01/2053	2,000	2,109,994
Harris (County of), TX Toll Road Authority (The), Series 2021, Ref. RB	4.00%	08/15/2045	1,000	927,077
Harris (County of), TX Toll Road Authority (The), Series 2021, Ref. RB	3.00%	08/15/2050	1,000	675,584
Harris (County of), TX Toll Road Authority (The), Series 2021, Ref. RB	4.00%	08/15/2050	1,000	903,445
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Series 2022 A, Ref. RB	4.13%	07/01/2052	8,100	7,397,444
Houston (City of), TX, Series 2020 C, Ref. RB	4.00%	11/15/2043	3,500	3,366,701
Houston (City of), TX, Series 2020 C, Ref. RB	5.00%	11/15/2045	3,500	3,720,935
Houston (City of), TX, Series 2020 C, Ref. RB	4.00%	11/15/2049	3,000	2,827,735
Humble Independent School District, Series 2022, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2047	2,565	2,744,524
Humble Independent School District, Series 2022, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2052	2,000	1,851,732
Hutto (City of), TX, Series 2017, Ctfs. Of Obligation, (INS - AGM)(a)	5.00%	08/01/2057	5,000	5,171,567
Hutto Independent School District, Series 2023, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/01/2048	1,500	1,605,179
Hutto Independent School District, Series 2023, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/01/2053	1,500	1,590,077
Lamar Consolidated Independent School District, Series 2018, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2043	5,000	5,138,683
Lamar Consolidated Independent School District, Series 2020, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2047	1,000	944,975
Lamar Consolidated Independent School District, Series 2023 A, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2048	3,000	2,874,407
Lamar Consolidated Independent School District, Series 2023 A, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2053	3,000	3,180,555
Lamar Consolidated Independent School District, Series 2023 A, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2058	2,000	2,110,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Leander Independent School District, Series 2020 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2045	$1,000	$948,527
Liberty Hill Independent School District, Series 2022 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.38%	02/01/2047	1,000	1,002,887
Liberty Hill Independent School District, Series 2022 A, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/01/2052	5,000	5,273,179
Lower Colorado River Authority, Series 2015, Ref. RB	5.00%	05/15/2040	500	507,078
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2019, Ref. RB	5.00%	05/15/2044	2,000	2,048,269
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2021, Ref. RB	5.00%	05/15/2046	1,250	1,297,038
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2021, Ref. RB	5.00%	05/15/2051	1,250	1,290,699
Lubbock (City of), TX, Series 2021, RB	4.00%	04/15/2046	1,000	920,784
Mesquite Independent School District, Series 2018, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2048	5,000	5,134,943
Mesquite Independent School District, Series 2020 A, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2045	2,000	1,907,936
Midland (City of), TX, Series 2022 B, Ref. GO Bonds	5.00%	03/01/2047	2,500	2,654,366
New Caney Independent School District, Series 2023, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2048	1,000	1,070,357
New Caney Independent School District, Series 2023, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2053	1,000	1,066,106
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.), Series 2016, RB, (Acquired 05/05/2016; Cost $1,028,392)(e)(f)	5.00%	07/02/2046	1,000	685,000
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.), Series 2016, RB, (Acquired 05/05/2016; Cost $1,024,350)(e)(f)	5.00%	07/03/2051	1,000	685,000
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing College Station I, LLC - Texas A&M University), Series 2014 A, RB, (INS - AGM)(a)	5.00%	04/01/2046	1,250	1,244,429
North Texas Tollway Authority, Series 2016 A, Ref. RB	5.00%	01/01/2039	1,800	1,835,560
North Texas Tollway Authority, Series 2018, Ref. RB	5.00%	01/01/2048	5,000	5,115,659
Northwest Independent School District, Series 2023, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2048	1,000	958,136
Northwest Independent School District, Series 2023, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2048	1,000	1,062,374
Plano Independent School District, Series 2023, GO Bonds	5.00%	02/15/2041	2,750	2,978,433
Plano Independent School District, Series 2023, GO Bonds	5.00%	02/15/2042	4,000	4,311,657
Plano Independent School District, Series 2023, GO Bonds	5.00%	02/15/2043	1,500	1,613,960
Prosper Independent School District, Series 2017, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2047	1,000	1,023,142
Prosper Independent School District, Series 2019, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2049	2,000	2,075,355
Richardson Independent School District, Series 2017, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2042	2,285	2,338,192
San Antonio (City of), TX, Series 2014, RB	5.00%	02/01/2044	4,500	4,509,435
San Antonio (City of), TX, Series 2017, RB	5.00%	02/01/2047	5,000	5,128,501
San Antonio (City of), TX, Series 2020, RB	5.00%	02/01/2049	4,000	4,174,069
San Antonio (City of), TX, Series 2021 A, RB	5.00%	02/01/2046	1,500	1,575,926
San Antonio (City of), TX, Series 2021 A, RB	5.00%	02/01/2049	500	523,045
San Antonio (City of), TX Water System, Series 2018 A, Ref. RB	5.00%	05/15/2043	2,500	2,600,996
San Antonio (City of), TX Water System, Series 2020 A, Ref. RB	5.00%	05/15/2050	3,000	3,133,754
San Antonio (City of), TX Water System, Series 2020 C, RB	5.00%	05/15/2046	5,000	5,244,401
San Antonio Education Facilities Corp. (University of the Incarnate Word), Series 2021, Ref. RB	4.00%	04/01/2046	750	618,799
San Antonio Education Facilities Corp. (University of the Incarnate Word), Series 2021, Ref. RB	4.00%	04/01/2051	750	597,050
San Antonio Independent School District, Series 2022, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2047	1,000	1,074,844
San Jacinto Community College District, Series 2019 A, GO Bonds	5.00%	02/15/2049	2,000	2,052,840
Socorro Independent School District, Series 2019, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2044	1,000	976,211
Spring Independent School District, Series 2017, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2042	2,000	2,058,518
Spring Independent School District, Series 2023, GO Bonds	5.00%	08/15/2047	5,000	5,348,672
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health), Series 2016 A, Ref. RB	5.00%	11/15/2045	750	761,433
Tarrant County Cultural Education Facilities Finance Corp. (Christus Health), Series 2022 A, RB	4.00%	07/01/2053	1,500	1,339,417

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas), Series 2022, RB	4.00%	10/01/2042	$330	$305,222
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas), Series 2022, RB	4.00%	10/01/2047	275	251,157
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas), Series 2022, RB	4.00%	10/01/2052	425	380,650
Texas (State of) (Water Financial Assistance), Series 2022 B, Ref. GO Bonds	5.00%	08/01/2039	2,000	2,037,945
Texas (State of) (Water Financial Assistance), Series 2022 B, Ref. GO Bonds	5.00%	08/01/2040	2,000	2,035,369
Texas (State of) (Water Financial Assistance), Series 2022 B, Ref. GO Bonds	5.00%	08/01/2041	2,000	2,033,531
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2015 C, Ref. RB	5.00%	08/15/2042	2,500	2,500,000
Texas (State of) Water Development Board, Series 2015 A, RB	5.00%	10/15/2045	3,910	3,983,786
Texas (State of) Water Development Board, Series 2016, RB	5.00%	10/15/2046	1,000	1,023,567
Texas (State of) Water Development Board, Series 2017 A, RB	5.00%	10/15/2047	4,975	5,119,827
Texas (State of) Water Development Board, Series 2018 B, RB	5.00%	04/15/2049	4,000	4,151,162
Texas (State of) Water Development Board, Series 2022, RB	4.75%	10/15/2042	1,000	1,058,077
Texas State Technical College, Series 2022, RB, (INS - AGM)(a)	5.50%	08/01/2042	2,000	2,201,586
Tomball Independent School District, Series 2023, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2048	5,000	5,385,946
Waller Consolidated Independent School District, Series 2023, GO Bonds, (INS - BAM)(a)	4.00%	02/15/2053	2,000	1,788,623
Ysleta Independent School District, Series 2017, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2047	2,500	2,546,676
Ysleta Independent School District, Series 2022, GO Bonds, (CEP - Texas Permanent School Fund)	4.25%	08/15/2056	1,500	1,435,772

				261,462,754

Utah-0.75%
Intermountain Power Agency, Series 2022 A, Ref. RB	5.00%	07/01/2042	1,000	1,072,809
Intermountain Power Agency, Series 2022 A, Ref. RB	5.00%	07/01/2043	1,000	1,070,736
Intermountain Power Agency, Series 2022 A, Ref. RB	5.00%	07/01/2044	1,000	1,064,815
Intermountain Power Agency, Series 2022 A, Ref. RB	5.00%	07/01/2045	875	929,492
Intermountain Power Agency, Series 2023 A, RB	5.00%	07/01/2041	1,000	1,085,411
Intermountain Power Agency, Series 2023 A, RB	5.00%	07/01/2042	1,000	1,080,632
Intermountain Power Agency, Series 2023 A, RB	5.25%	07/01/2043	1,000	1,096,803
Intermountain Power Agency, Series 2023 A, RB	5.25%	07/01/2044	1,000	1,094,037
Intermountain Power Agency, Series 2023 A, RB	5.25%	07/01/2045	1,000	1,091,175
Salt Lake City (City of), UT, Series 2017 B, RB	5.00%	07/01/2042	2,000	2,046,624
Salt Lake City (City of), UT, Series 2017 B, RB	5.00%	07/01/2047	500	509,058
Salt Lake City (City of), UT, Series 2018 B, RB	5.00%	07/01/2048	3,000	3,066,820
University of Utah (The) (Green Bonds), Series 2022 A, RB	5.00%	08/01/2046	1,000	1,067,813
University of Utah (The) (Green Bonds), Series 2022 B, RB	5.00%	08/01/2041	1,000	1,089,645

				17,365,870

Virginia-0.60%
Chesapeake Bay Bridge & Tunnel District, Series 2016, RB	5.00%	07/01/2051	3,395	3,419,127
Fairfax (County of), VA Industrial Development Authority (Inova Health System), Series 2022, Ref. RB	4.00%	05/15/2042	3,000	2,921,912
Hampton (City of), VA Roads Transportation Accountability Commission, Series 2020 A, RB	5.00%	07/01/2060	1,000	1,053,618
Lynchburg Economic Development Authority, Series 2017 A, Ref. RB	5.00%	01/01/2047	1,000	1,004,873
Northern Virginia Transportation Commission (Transforming Rail in Virginia), Series 2022, RB	5.00%	06/01/2052	1,000	1,071,966
Roanoke (City of), VA Economic Development Authority (Carilion Clinic Obligated Group), Series 2020, Ref. RB	3.00%	07/01/2045	1,650	1,235,905
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2022, RB	5.00%	02/01/2040	1,000	1,094,027
Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs), Series 2022, RB	5.00%	02/01/2042	1,000	1,088,313
Virginia (Commonwealth of) Small Business Financing Authority (Bon Secours Mercy Health Inc.), Series 2022, RB	5.00%	10/01/2041	1,000	1,052,589

				13,942,330

Washington-2.03%
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2016 S-1, RB	5.00%	11/01/2041	4,500	4,653,610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington-(continued)
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2016 S-1, RB	5.00%	11/01/2046	$3,000	$3,313,812
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2021 S-1, Ref. RB	5.00%	11/01/2043	2,000	2,147,738
Energy Northwest, Series 2014, Ref. RB	5.00%	07/01/2040	1,000	1,008,061
Energy Northwest (Columbia Generating Station), Series 2020 A, Ref. RB	5.00%	07/01/2039	2,000	2,156,731
Energy Northwest (Columbia Generating Station), Series 2021, Ref. RB	5.00%	07/01/2040	1,000	1,084,258
Energy Northwest (Columbia Generating Station), Series 2021, Ref. RB	5.00%	07/01/2041	1,000	1,080,611
Pierce County School District No. 10 Tacoma (Social Bonds), Series 2020 B, GO Bonds, (CEP - Oregon School Bond Guaranty)	4.00%	12/01/2041	1,000	975,095
Snohomish (County of), WA Public Utility District No. 1, Series 2015, RB	5.00%	12/01/2040	1,000	1,025,032
Snohomish (County of), WA Public Utility District No. 1, Series 2021 A, RB	5.00%	12/01/2051	1,000	1,053,134
Tacoma (City of), WA (Green Bonds), Series 2021, Ref. RB	5.00%	01/01/2046	1,150	1,220,593
Washington (State of), Series 2017 D, GO Bonds	5.00%	02/01/2041	4,855	5,031,240
Washington (State of), Series 2021 A, Ref. GO Bonds	5.00%	06/01/2040	1,000	1,073,412
Washington (State of), Series 2021 C, GO Bonds	5.00%	02/01/2045	1,000	1,066,381
Washington (State of) (Bid Group 2), Series 2021 A, GO Bonds	5.00%	08/01/2044	1,000	1,072,788
Washington (State of) (Bid Group 2), Series 2021 A, GO Bonds	5.00%	08/01/2045	1,000	1,070,462
Washington (State of) (Bid Group 2), Series 2021 A, GO Bonds	5.00%	08/01/2046	1,000	1,068,513
Washington (State of) (Bid Group 2), Series 2022 A-2, GO Bonds	5.00%	08/01/2039	1,000	1,098,253
Washington (State of) (Bid Group 2), Series 2022 A-2, GO Bonds	5.00%	08/01/2042	1,000	1,085,586
Washington (State of) (Bid Group 2), Series 2022 A-2, GO Bonds	5.00%	08/01/2043	1,000	1,083,359
Washington (State of) (Bid Group 2), Series 2023 B, GO Bonds	5.00%	02/01/2040	1,000	1,098,470
Washington (State of) (Bid Group 3), Series 2022 C, GO Bonds	5.00%	02/01/2040	1,000	1,089,815
Washington (State of) (Bid Group 3), Series 2022 C, GO Bonds	5.00%	02/01/2044	1,000	1,075,848
Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance), Series 2020, Ref. RB	5.00%	09/01/2055	3,000	3,067,345
Washington (State of) Health Care Facilities Authority (Seattle Children’s Hospital), Series 2015 B, Ref. RB	5.00%	10/01/2038	5,000	5,259,571
Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center), Series 2017, Ref. RB	4.00%	08/15/2042	1,000	847,883
Washington (State of) Higher Education Facilities Authority (Seattle University), Series 2020, RB	4.00%	05/01/2050	1,200	1,050,213

				46,857,814

Wisconsin-0.98%
Wisconsin (State of) Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group), Series 2021, RB	4.00%	08/15/2046	1,000	917,896
Wisconsin (State of) Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group), Series 2021, RB	3.00%	08/15/2051	500	343,085
Wisconsin (State of) Health & Educational Facilities Authority (Children’s Hospital), Series 2017, Ref. RB	4.00%	08/15/2047	3,185	2,889,428
Wisconsin (State of) Health & Educational Facilities Authority (Medical College of Wisconsin), Series 2022, Ref. RB	4.00%	12/01/2046	1,360	1,285,215
Wisconsin (State of) Health & Educational Facilities Authority (Medical College of Wisconsin), Series 2022, Ref. RB	4.00%	12/01/2051	2,500	2,287,956
Wisconsin (State of) Health & Educational Facilities Authority (Prohealth Care Obligated Group), Series 2015, Ref. RB	5.00%	08/15/2039	1,500	1,502,182
Wisconsin (State of) Public Finance Authority (Cone Health), Series 2022 A, RB	4.00%	10/01/2052	1,000	914,987
Wisconsin (State of) Public Finance Authority (KU Campus Development Corp. -Central District Development), Series 2016, RB	5.00%	03/01/2041	5,000	5,056,949
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center), Series 2020, Ref. RB	4.00%	06/01/2045	1,000	886,832
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center), Series 2020, Ref. RB, (INS - AGM)(a)	3.00%	06/01/2045	3,000	2,223,029
Wisconsin (State of) Public Finance Authority (UNC Health Southeastern), Series 2021, Ref. RB	4.00%	02/01/2046	3,000	2,214,954
Wisconsin (State of) Public Finance Authority (UNC Health Southeastern), Series 2021, Ref. RB	4.00%	02/01/2051	3,000	2,149,356

				22,671,869

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wyoming-0.14%
University of Wyoming, Series 2021 C, RB, (INS - AGM)(a)	4.00%	06/01/2051	$3,600	$3,288,682

TOTAL INVESTMENTS IN SECURITIES(g)-98.87% (Cost $2,491,088,285)				2,283,867,492
OTHER ASSETS LESS LIABILITIES-1.13%				26,199,371

NET ASSETS-100.00%				$2,310,066,863

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
Ctfs.	-Certificates
GO	-General Obligation
INS	-Insurer
RAC	-Revenue Anticipation Certificates
RB	-Revenue Bonds
Ref.	-Refunding
Wts.	-Warrants

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2023 represented less than 1% of the Fund’s Net Assets.

(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2023 was $1,370,000, which represented less than 1% of the Fund’s Net Assets.

(f)	Restricted security. The aggregate value of these securities at August 31, 2023 was $1,370,000, which represented less than 1% of the Fund’s Net Assets.
(g)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp	9.12%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco New York AMT-Free Municipal Bond ETF (PZT)

August 31, 2023

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.88%
New York-98.88%
Battery Park (City of), NY Authority (Sustainability Bonds), Series 2019, RB	4.00%	11/01/2044	$1,000	$965,518
Battery Park (City of), NY Authority (Sustainability Bonds), Series 2019, RB	5.00%	11/01/2049	2,500	2,631,350
Battery Park (City of), NY Authority (Sustainability Bonds), Series 2023 A, RB	5.00%	11/01/2048	500	536,625
Broome County Local Development Corp. (United Health Services Hospital), Series 2020, Ref. RB, (INS - AGM)(a)	3.00%	04/01/2045	1,000	742,561
Build NYC Resource Corp. (New York Law School), Series 2016, Ref. RB	5.00%	07/01/2041	1,000	986,211
Dutchess County Local Development Corp. (Health Quest Systems, Inc.), Series 2016 B, RB	5.00%	07/01/2046	500	483,258
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2042	450	465,655
Long Island (City of), NY Power Authority, Series 2016 B, Ref. RB	5.00%	09/01/2041	2,000	2,064,210
Metropolitan Transportation Authority (Green Bonds), Series 2016 A-1, RB	5.25%	11/15/2056	1,000	1,007,155
Metropolitan Transportation Authority (Green Bonds), Series 2019 A-2, RB, (INS - AGM)(a)	5.00%	11/15/2044	800	825,237
Metropolitan Transportation Authority (Green Bonds), Series 2019 B, RB, (INS - AGM)(a)	4.00%	11/15/2049	500	465,376
Metropolitan Transportation Authority (Green Bonds), Series 2020 C-1, RB	5.25%	11/15/2055	1,000	1,028,874
Monroe County Industrial Development Corp. (University of Rochester), Series 2020 A, RB	4.00%	07/01/2050	500	462,789
MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	5.00%	11/15/2051	1,240	1,242,034
New York & New Jersey (States of) Port Authority, One Hundred Ninety Fourth Series 2015, Ref. RB	5.25%	10/15/2055	1,000	1,025,204
New York & New Jersey (States of) Port Authority, Series 2021, Ref. RB	4.00%	07/15/2040	500	496,992
New York & New Jersey (States of) Port Authority, Series 2021, Ref. RB	4.00%	07/15/2041	750	740,351
New York & New Jersey (States of) Port Authority, Two Hundred Fifth Series 2017, Ref. RB	5.00%	11/15/2047	1,000	1,034,020
New York (City of), NY, Series 2019 B-1, GO Bonds	5.00%	10/01/2039	2,000	2,115,660
New York (City of), NY, Series 2020 C, GO Bonds	5.00%	08/01/2043	1,000	1,055,744
New York (City of), NY, Subseries 2018 D-1, GO Bonds	5.00%	12/01/2042	1,000	1,046,305
New York (City of), NY, Subseries 2022 D-1, GO Bonds	5.50%	05/01/2046	125	138,087
New York (City of), NY, Subseries 2023 E-1, GO Bonds	4.00%	04/01/2050	500	471,707
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2020, Ref. RB, (INS - AGM)(a)	3.00%	03/01/2049	2,000	1,425,287
New York (City of), NY Municipal Water Finance Authority, Series 2019 BB-1, RB	4.00%	06/15/2049	1,000	949,993
New York (City of), NY Municipal Water Finance Authority, Series 2020 BB-1, RB	3.00%	06/15/2050	1,000	726,941
New York (City of), NY Municipal Water Finance Authority, Series 2020 BB-1, RB	4.00%	06/15/2050	1,000	946,640
New York (City of), NY Municipal Water Finance Authority, Series 2020 GG-1, RB	5.00%	06/15/2050	1,000	1,045,405
New York (City of), NY Municipal Water Finance Authority, Series 2021 AA-1, RB	5.00%	06/15/2048	2,000	2,106,485
New York (City of), NY Municipal Water Finance Authority, Series 2021 CC-1, RB	4.00%	06/15/2051	1,000	943,426
New York (City of), NY Municipal Water Finance Authority, Series 2021 CC-1, RB	5.00%	06/15/2051	1,000	1,050,824
New York (City of), NY Municipal Water Finance Authority, Series 2023 D, Ref. RB	4.13%	06/15/2047	2,000	1,950,358
New York (City of), NY Transitional Finance Authority, Series 2016 S-1, RB	5.00%	07/15/2043	1,000	1,021,493
New York (City of), NY Transitional Finance Authority, Series 2017 B-1, RB	5.00%	08/01/2045	1,000	1,031,571
New York (City of), NY Transitional Finance Authority, Series 2017 E-1, RB	5.00%	02/01/2043	1,500	1,541,707
New York (City of), NY Transitional Finance Authority, Series 2018 S-3, RB	4.00%	07/15/2046	1,000	949,637
New York (City of), NY Transitional Finance Authority, Series 2019 B-1, RB	3.00%	11/01/2047	2,000	1,506,293
New York (City of), NY Transitional Finance Authority, Series 2020, RB	3.00%	05/01/2048	1,000	746,866
New York (State of) Dormitory Authority, Series 2017 A, RB	5.00%	03/15/2042	190	196,698
New York (State of) Dormitory Authority, Series 2020 A, RB	4.00%	07/01/2050	2,000	1,804,878
New York (State of) Dormitory Authority, Series 2022 A, RB, (INS - BAM)(a)	4.25%	10/01/2051	500	474,325
New York (State of) Dormitory Authority, Series 2023 A, RB, (INS - AGM)(a)	5.25%	10/01/2050	1,000	1,070,407
New York (State of) Dormitory Authority (Bidding Group 3), Series 2017 B, Ref. RB	4.00%	02/15/2044	2,500	2,404,315
New York (State of) Dormitory Authority (Bidding Group 4), Series 2018 C, Ref. RB	5.00%	03/15/2043	1,000	1,041,222
New York (State of) Dormitory Authority (Bidding Group 5), Series 2020 A, Ref. RB	3.00%	03/15/2049	1,000	738,443
New York (State of) Dormitory Authority (Catholic Health System Obligated Group), Series 2019 A, Ref. RB	4.00%	07/01/2045	500	349,309
New York (State of) Dormitory Authority (Cornell University), Series 2020 A, Ref. RB	5.00%	07/01/2050	1,000	1,048,689
New York (State of) Dormitory Authority (Fordham University), Series 2020, RB	4.00%	07/01/2050	500	455,121
New York (State of) Dormitory Authority (Maimonides Medical Center), Series 2020, RB, (CEP - Federal Housing Administration)	3.00%	02/01/2050	1,110	791,244
New York (State of) Dormitory Authority (Memorial Sloan Kettering Cancer), Series 2017 1, Ref. RB	4.00%	07/01/2047	2,000	1,890,114

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Invesco New York AMT-Free Municipal Bond ETF (PZT)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Dormitory Authority (New School (The)), Series 2016 A, Ref. RB	5.00%	07/01/2046	$500	$505,014
New York (State of) Dormitory Authority (New York University), Series 2001-1, RB, (INS - AMBAC)(a)	5.50%	07/01/2040	500	580,806
New York (State of) Dormitory Authority (Rockefeller University) (Green Bonds), Series 2019 B, RB	5.00%	07/01/2050	500	521,975
New York (State of) Dormitory Authority (State University of New York Dormitory Facilities), Series 2019 A, RB	4.00%	07/01/2049	1,785	1,620,510
New York (State of) Power Authority (Green Transmission) (Green Bonds), Series 2022, RB, (INS - AGM)(a)	4.00%	11/15/2052	4,000	3,744,281
New York (State of) Power Authority (Green Transmission) (Green Bonds), Series 2022, RB, (INS - AGM)(a)	4.00%	11/15/2061	1,490	1,359,573
New York (State of) Thruway Authority, Series 2016 A, RB	5.00%	01/01/2046	1,000	1,017,018
New York (State of) Thruway Authority, Series 2020 N, RB	3.00%	01/01/2049	2,000	1,423,194
New York (State of) Thruway Authority, Series 2021 A-1, Ref. RB	3.00%	03/15/2049	1,000	745,166
New York (State of) Utility Debt Securitization Authority, Series 2013 TE, RB	5.00%	12/15/2041	1,500	1,503,250
New York (State of) Utility Debt Securitization Authority, Series 2017, RB	5.00%	12/15/2038	2,000	2,134,923
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2040	1,885	1,910,750
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2045	2,000	2,017,815
New York Liberty Development Corp., Series 2021-1, Ref. RB	4.00%	02/15/2043	1,000	957,950
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority), Series 2016 A, Ref. RB	5.00%	06/15/2041	1,000	1,032,552
New York State Urban Development Corp., Series 2020 A, RB	5.00%	03/15/2041	1,000	1,061,466
New York State Urban Development Corp. (Bidding Group 3), Series 2019 A, Ref. RB	4.00%	03/15/2044	2,000	1,922,479
New York State Urban Development Corp. (Bidding Group 4), Series 2021 A, Ref. RB	3.00%	03/15/2050	1,000	746,046
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	4.00%	12/01/2039	500	474,710
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	4.00%	12/01/2042	1,000	922,691
Onondaga (County of), NY Trust for Cultural Resources (Syracuse University), Series 2019, Ref. RB	5.00%	12/01/2043	500	532,310
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2046	1,470	1,503,514
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2038	1,000	1,041,119
Triborough Bridge & Tunnel Authority, Series 2021 A-1, Ref. RB	4.00%	05/15/2046	1,000	958,846
Triborough Bridge & Tunnel Authority, Series 2022 C, RB	5.25%	05/15/2052	1,000	1,078,207
Triborough Bridge & Tunnel Authority, Subseries 2023 B-1, RB	5.00%	11/15/2048	500	532,018
Triborough Bridge & Tunnel Authority, Subseries 2023 B-1, RB	5.25%	11/15/2053	1,000	1,081,939
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2021 A, RB	5.00%	11/15/2051	2,500	2,620,887

TOTAL INVESTMENTS IN SECURITIES(b)-98.88% (Cost $96,971,066)				87,789,623
OTHER ASSETS LESS LIABILITIES-1.12%				995,864

NET ASSETS-100.00%				$88,785,487

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
AMBAC	-American Municipal Bond Assurance Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp	10.97%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco Preferred ETF (PGX)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Preferred Stocks-99.51%
Automobiles-2.05%
Ford Motor Co.
Pfd., 6.00%(b)	1,458,118	$34,017,893
Pfd., 6.20%(b)	1,372,223	33,358,741
Pfd., 6.50%(b)	1,120,875	26,609,573

		93,986,207

Banks-32.92%
Associated Banc-Corp.
Series F, Pfd., 5.63%(b)	193,897	3,226,446
Series E, Pfd., 5.88%(b)	174,768	3,145,824
Pfd., 6.63%(b)(c)	581,742	12,210,765
Bank of America Corp.
Series PP, Pfd., 4.13%(b)	1,784,686	30,821,527
Series QQ, Pfd., 4.25%	2,291,652	40,630,990
Series NN, Pfd., 4.38%	2,109,585	38,246,776
Series SS, Pfd., 4.75%	1,192,924	23,321,664
Series LL, Pfd., 5.00%	2,380,582	48,944,766
Series KK, Pfd., 5.38%	2,682,787	58,538,412
Series HH, Pfd., 5.88%(b)	1,633,565	39,417,923
Series GG, Pfd., 6.00%(b)	2,385,520	58,492,950
Series K, Pfd., 6.45%(c)	938,364	23,637,389
Bank of Hawaii Corp., Series A, Pfd., 4.38%(b)	333,513	4,885,965
Bank OZK, Series A, Pfd., 4.63%(b)	640,700	9,918,036
Cadence Bank, Series A, Pfd., 5.50%(b)	337,327	6,328,255
Citizens Financial Group, Inc., Series E, Pfd., 5.00%(b)	826,045	15,207,488
Cullen/Frost Bankers, Inc., Series B, Pfd., 4.45%(b)	263,271	4,815,227
Fifth Third Bancorp
Series K, Pfd., 4.95%(b)	455,337	9,370,835
Series A, Pfd., 6.00%(b)	361,643	8,643,268
First Citizens BancShares, Inc.
Series A, Pfd., 5.38%(b)	659,089	13,669,506
Series C, Pfd., 5.63%(b)	350,303	7,251,272
First Horizon Corp.
Series F, Pfd., 4.70%(b)	263,178	4,039,782
Pfd., 6.50%(b)	279,279	6,054,769
Fulton Financial Corp., Series A, Pfd., 5.13%(b)	356,986	5,754,614
Hancock Whitney Corp., Pfd., 6.25%(b)	316,222	7,399,595
Huntington Bancshares, Inc.
Series H, Pfd., 4.50%(b)	901,496	15,983,524
Series C, Pfd., 5.70%(b)	334,880	6,777,971
Series J, Pfd., 6.88%(b)(c)	626,525	15,149,375
JPMorgan Chase & Co.
Series MM, Pfd., 4.20%(b)	3,601,307	67,200,389
Series JJ, Pfd., 4.55%(b)	2,650,969	51,296,250
Series LL, Pfd., 4.63%(b)	3,331,331	65,927,041
Series GG, Pfd., 4.75%(b)	1,592,529	32,949,425
Series DD, Pfd., 5.75%	3,073,609	74,688,699
Series EE, Pfd., 6.00%(b)	3,297,328	82,729,960
KeyCorp
Series G, Pfd., 5.63%(b)	830,777	15,369,375
Series F, Pfd., 5.65%(b)	789,235	14,206,230
Series E, Pfd., 6.13%(b)(c)	933,731	19,925,820
Pfd., 6.20%(b)(c)	1,124,030	22,536,802

	Shares	Value
Banks-(continued)
M&T Bank Corp., Series H, Pfd., 5.63%(b)(c)	468,813	$10,492,035
New York Community Bancorp, Inc., Series A, Pfd., 6.38%(b)(c)	954,609	21,898,730
Old National Bancorp
Series A, Pfd., 7.00%(b)	202,127	4,737,857
Series C, Pfd., 7.00%(b)	219,078	5,157,096
PacWest Bancorp, Series A, Pfd., 7.75%(c)	926,717	19,016,233
Popular Capital Trust II, Pfd., 6.13%	58,316	1,502,220
Regions Financial Corp.
Series E, Pfd., 4.45%(b)	743,682	12,605,410
Series C, Pfd., 5.70%(b)(c)	935,920	19,139,564
Series B, Pfd., 6.38%(b)(c)	930,343	22,281,715
Texas Capital Bancshares, Inc., Series B, Pfd., 5.75%	554,986	10,400,438
Truist Financial Corp.
Series R, Pfd., 4.75%(b)	1,743,911	32,314,671
Series O, Pfd., 5.25%(b)	1,069,573	22,482,424
U.S. Bancorp
Series L, Pfd., 3.75%(b)	917,683	14,682,928
Series M, Pfd., 4.00%(b)	1,406,165	23,609,510
Series O, Pfd., 4.50%(b)	763,453	14,742,277
Series K, Pfd., 5.50%(b)	1,133,066	25,459,993
Valley National Bancorp, Series A, Pfd., 6.25%(b)(c)	210,118	4,458,704
Washington Federal, Inc., Series A, Pfd., 4.88%(b)	533,851	7,756,855
Webster Financial Corp., Series F, Pfd., 5.25%(b)	277,983	5,142,686
Wells Fargo & Co.
Series DD, Pfd., 4.25%(b)	2,288,548	39,637,651
Series CC, Pfd., 4.38%(b)	1,955,416	34,728,188
Series AA, Pfd., 4.70%(b)	2,188,058	40,413,431
Series Z, Pfd., 4.75%(b)	3,784,710	71,871,643
Series Y, Pfd., 5.63%(b)	1,217,590	27,955,866
Series Q, Pfd., 5.85%(b)	611,339	15,246,795
Series R, Pfd., 6.63%(b)	262,461	6,587,771
Western Alliance Bancorporation, Series A, Pfd., 4.25%(c)	552,457	8,695,673
Wintrust Financial Corp.
Series D, Pfd., 6.50%(b)(c)	232,845	5,124,918
Series E, Pfd., 6.88%(b)(c)	525,178	12,304,921

		1,509,163,108

Broadline Retail-0.39%
Qurate Retail, Inc., Pfd., 8.00%(b)	83,364	2,954,420
QVC, Inc.
Pfd., 6.25%	905,341	10,302,781
Pfd., 6.38%(b)	399,613	4,595,549

		17,852,750

Capital Markets-10.43%
Affiliated Managers Group, Inc.
Pfd., 4.20%	370,063	5,991,320
Pfd., 4.75%(b)	510,606	9,047,938
Pfd., 5.88%(b)	550,473	11,967,283
Apollo Asset Management, Inc.
Series A, Pfd., 6.38%(b)	502,903	12,572,575
Series B, Pfd., 6.38%	546,668	13,661,233

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Invesco Preferred ETF (PGX)–(continued)

August 31, 2023

	Shares	Value
Capital Markets-(continued)
Brookfield Finance I (UK) PLC, Pfd., 4.50% (Canada)(b)	423,205	$6,508,893
Brookfield Finance, Inc., Series 50, Pfd., 4.63% (Canada)(b)	710,519	11,872,772
Charles Schwab Corp. (The)
Series J, Pfd., 4.45%(b)	1,134,809	22,060,687
Series D, Pfd., 5.95%(b)	1,384,698	34,409,745
Morgan Stanley
Series O, Pfd., 4.25%(b)	2,359,912	43,752,768
Series L, Pfd., 4.88%	986,519	20,904,338
Series K, Pfd., 5.85%(b)	2,054,007	48,905,907
Series I, Pfd., 6.38%	2,077,114	51,782,452
Series P, Pfd., 6.50%(b)	1,872,732	48,503,759
Series F, Pfd., 6.88%	287,200	7,260,416
Series E, Pfd., 7.13%	794,892	20,086,921
Northern Trust Corp., Series E, Pfd., 4.70%(b)	738,647	15,267,834
Oaktree Capital Group LLC
Series B, Pfd., 6.55%	425,871	9,092,346
Series A, Pfd., 6.63%	341,727	7,408,641
Prospect Capital Corp., Series A, Pfd., 5.35%(b)	292,742	4,657,525
State Street Corp.
Series G, Pfd., 5.35%(b)	914,182	20,687,939
Series D, Pfd., 5.90%	727,600	18,168,172
Stifel Financial Corp.
Series D, Pfd., 4.50%(b)	556,972	9,034,086
Pfd., 5.20%(b)	415,934	8,688,861
Series C, Pfd., 6.13%(b)	405,979	9,844,991
Series B, Pfd., 6.25%(b)	256,685	5,942,258

		478,081,660

Chemicals-0.13%
EIDP, Inc., Series B, Pfd., 4.50%	80,884	6,134,242

Commercial Services & Supplies-0.31%
Pitney Bowes, Inc., Pfd., 6.70%(b)	789,167	14,323,381

Consumer Finance-3.63%
Capital One Financial Corp.
Series N, Pfd., 4.25%(b)	794,870	12,773,561
Series L, Pfd., 4.38%(b)	1,261,931	20,973,293
Series K, Pfd., 4.63%	231,234	4,115,965
Series J, Pfd., 4.80%	2,331,286	41,916,522
Series I, Pfd., 5.00%(b)	2,798,923	52,955,623
Navient Corp., Pfd., 6.00%(b)	583,798	11,203,084
Synchrony Financial, Series A, Pfd., 5.63%(b)	1,363,906	22,272,585

		166,210,633

Diversified REITs-0.24%
Global Net Lease, Inc.
Series B, Pfd., 6.88%(b)	219,834	4,255,986
Series A, Pfd., 7.25%(b)	312,648	6,703,173

		10,959,159

Diversified Telecommunication Services-5.18%
AT&T, Inc.
Series C, Pfd., 4.75%(b)	3,188,781	61,798,576
Series A, Pfd., 5.00%	2,252,765	45,798,713
Pfd., 5.35%(b)	2,430,677	54,908,993
Pfd., 5.63%	1,521,466	36,286,964

	Shares	Value
Diversified Telecommunication Services-(continued)
Qwest Corp.
Pfd., 6.50%	1,811,428	$22,642,850
Pfd., 6.75%	1,218,660	16,208,178

		237,644,274

Electric Utilities-7.18%
BIP Bermuda Holdings I Ltd., Pfd., 5.13% (Canada)	544,540	9,513,114
Brookfield Infrastructure Finance ULC, Pfd., 5.00% (Canada)(b)	457,303	7,879,331
Duke Energy Corp.
Pfd., 5.63%(b)	927,414	22,999,867
Series A, Pfd., 5.75%(b)	1,886,086	47,303,037
Entergy Arkansas LLC, Pfd., 4.88%(b)	532,680	11,708,306
Entergy Louisiana LLC, Pfd., 4.88%(b)	486,094	10,591,988
Entergy Mississippi LLC, Pfd., 4.90%(b)	481,651	10,813,065
Entergy New Orleans LLC, Pfd., 5.50%(b)	479,569	11,078,044
Georgia Power Co., Series 2017-A, Pfd., 5.00%(b)	496,788	11,624,839
National Rural Utilities Cooperative Finance Corp., Pfd., 5.50%(b)	454,262	10,993,140
NextEra Energy Capital Holdings, Inc., Series N, Pfd., 5.65%(b)	1,261,499	31,701,470
Pacific Gas and Electric Co., Series A, Pfd., 6.00%(b)	190,913	3,881,261
SCE Trust II, Pfd., 5.10%(b)	291,575	5,627,398
SCE Trust IV, Series J, Pfd., 5.38%(b)(c)	625,542	13,136,382
SCE Trust V, Series K, Pfd., 5.45%(b)(c)	585,077	13,392,413
SCE Trust VI, Pfd., 5.00%	900,026	17,082,493
Southern Co. (The)
Series C, Pfd., 4.20%(b)	1,375,520	27,936,811
Series 2020, Pfd., 4.95%	1,860,064	41,684,034
Pfd., 5.25%(b)	833,235	20,322,602

		329,269,595

Financial Services-3.63%
Apollo Global Management, Inc., Pfd., 7.63%(b)(c)	857,650	22,041,605
Brookfield BRP Holdings Canada, Inc.
Pfd., 4.63% (Canada)(b)	643,103	9,955,234
Pfd., 4.88% (Canada)	492,999	8,119,694
Carlyle Finance LLC, Pfd., 4.63%	920,411	15,324,843
Equitable Holdings, Inc.
Series C, Pfd., 4.30%(b)	549,579	8,518,475
Series A, Pfd., 5.25%(b)	1,464,402	29,185,532
Jackson Financial, Inc., Pfd., 8.00%(b)(c)	1,038,200	25,903,090
KKR Group Finance Co. IX LLC, Pfd., 4.63%	908,997	15,925,628
Merchants Bancorp
Series B, Pfd., 6.00%(c)	229,640	5,217,421
Series C, Pfd., 6.00%(b)	357,829	6,777,281
Pfd., 8.25%(c)	254,601	6,441,405
Voya Financial, Inc., Series B, Pfd., 5.35%(b)(c)	547,829	12,928,764

		166,338,972

Gas Utilities-0.33%
South Jersey Industries, Inc., Pfd., 5.63%(b)	331,423	4,338,327
Spire, Inc., Series A, Pfd., 5.90%(b)	460,074	10,995,769

		15,334,096

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Invesco Preferred ETF (PGX)–(continued)

August 31, 2023

	Shares	Value
Independent Power and Renewable Electricity Producers-0.15%
Brookfield Renewable Partners L.P., Series 17, Pfd., 5.25% (Canada)	354,495	$6,902,018

Insurance-18.38%
AEGON Funding Co. LLC, Pfd., 5.10% (Netherlands)(b)	1,706,771	35,330,160
Allstate Corp. (The)
Series I, Pfd., 4.75%(b)	559,790	10,664,000
Series H, Pfd., 5.10%	2,107,799	42,113,824
Series J, Pfd., 7.38%	1,083,572	28,660,479
American Equity Investment Life Holding Co.
Series A, Pfd., 5.95%(b)(c)	722,455	15,164,330
Series B, Pfd., 6.63%(c)	547,236	12,750,599
American Financial Group, Inc.
Pfd., 4.50%(b)	383,457	6,802,527
Pfd., 5.13%(b)	375,501	7,566,345
Pfd., 5.63%(b)	274,298	6,223,822
Pfd., 5.88%(b)	230,660	5,383,604
American International Group, Inc., Series A, Pfd., 5.85%(b)	921,558	20,688,977
Arch Capital Group Ltd.
Series G, Pfd., 4.55%(b)	942,684	17,486,788
Series F, Pfd., 5.45%	621,303	13,320,736
Argo Group International Holdings Ltd., Pfd., 7.00%(b)(c)	271,999	6,242,377
Argo Group U.S., Inc., Pfd., 6.50%(b)	260,812	5,904,784
Aspen Insurance Holdings Ltd.
Pfd., 5.63% (Bermuda)(b)	454,969	8,671,709
Pfd., 5.63% (Bermuda)	458,144	8,338,221
Assurant, Inc., Pfd., 5.25%(b)	459,719	9,175,991
Athene Holding Ltd.
Series D, Pfd., 4.88%(b)	1,057,806	17,972,124
Series B, Pfd., 5.63%	626,945	12,576,517
Series A, Pfd., 6.35%(c)	1,609,056	35,544,047
Series C, Pfd., 6.38%(b)(c)	1,101,451	26,875,404
Series E, Pfd., 7.75%(b)(c)	968,870	24,434,901
AXIS Capital Holdings Ltd., Series E, Pfd., 5.50%(b)	1,008,187	19,901,611
Brighthouse Financial, Inc.
Series D, Pfd., 4.63%(b)	671,403	10,225,468
Series C, Pfd., 5.38%(b)	1,069,453	18,683,344
Pfd., 6.25%(b)	699,794	16,270,211
Series A, Pfd., 6.60%(b)	786,646	17,652,336
Series B, Pfd., 6.75%(b)	730,528	17,401,177
CNO Financial Group, Inc., Pfd., 5.13%	285,886	4,617,059
Enstar Group Ltd.
Series D, Pfd., 7.00%(c)	746,045	17,532,058
Series E, Pfd., 7.00%(b)	185,588	4,467,103
Globe Life, Inc., Pfd., 4.25%	597,158	11,555,007
Hartford Financial Services Group, Inc. (The), Series G, Pfd., 6.00%(b)	634,063	15,883,278
Kemper Corp., Pfd., 5.88%(b)(c)	273,523	5,216,084
Lincoln National Corp., Series D, Pfd., 9.00%(b)	948,000	25,103,040
MetLife, Inc.
Series F, Pfd., 4.75%	1,873,361	37,748,224
Series E, Pfd., 5.63%(b)	1,499,373	35,760,046
PartnerRe Ltd., Series J, Pfd., 4.88% (Bermuda)(b)	367,254	6,735,438

	Shares	Value
Insurance-(continued)
Prudential Financial, Inc.
Pfd., 4.13%(b)	915,758	$18,003,802
Pfd., 5.63%(b)	1,050,743	25,322,906
Pfd., 5.95%	561,858	13,883,511
Reinsurance Group of America, Inc.
Pfd., 5.75%(c)	715,320	17,661,251
Pfd., 7.13%(c)	1,318,265	34,274,890
RenaissanceRe Holdings Ltd.
Series G, Pfd., 4.20% (Bermuda)(b)	927,730	15,335,377
Series F, Pfd., 5.75% (Bermuda)(b)	456,157	10,245,286
Selective Insurance Group, Inc., Series B, Pfd., 4.60%(b)	365,939	6,037,994
SiriusPoint Ltd., Series B, Pfd., 8.00% (Bermuda)(b)(c)	368,424	9,173,758
Unum Group, Pfd., 6.25%(b)	552,857	12,616,197
W.R. Berkley Corp.
Pfd., 4.13%(b)	555,325	9,612,676
Pfd., 4.25%(b)	453,349	8,749,636
Pfd., 5.10%(b)	547,823	11,279,676
Pfd., 5.70%	337,720	7,585,191

		842,425,901

Leisure Products-0.54%
Brunswick Corp.
Pfd., 6.38%(b)	426,382	10,540,163
Pfd., 6.50%(b)	338,066	8,367,134
Pfd., 6.63%	228,169	5,681,408

		24,588,705

Multi-Utilities-3.04%
Brookfield Infrastructure Partners L.P.
Series 14, Pfd., 5.00% (Canada)	401,700	6,981,546
Series 13, Pfd., 5.13% (Canada)	355,374	6,325,657
CMS Energy Corp.
Series C, Pfd., 4.20%(b)	425,773	8,247,223
Pfd., 5.63%(b)	371,249	8,631,539
Pfd., 5.88%(b)	521,729	12,443,237
Pfd., 5.88%(b)	1,118,925	26,954,903
DTE Energy Co.
Pfd., 4.38%	511,079	10,334,018
Series G, Pfd., 4.38%(b)	385,660	8,021,728
Series E, Investment Units, 5.25%(b)	733,904	17,496,271
Sempra, Pfd., 5.75%(b)	1,411,053	34,133,372

		139,569,494

Office REITs-1.19%
Hudson Pacific Properties, Inc., Series C, Pfd., 4.75%(b)	770,541	9,277,314
Office Properties Income Trust, Pfd., 6.38%	289,041	3,933,848
SL Green Realty Corp., Series I, Pfd., 6.50%(b)	422,512	7,871,399
Vornado Realty Trust
Series O, Pfd., 4.45%	653,172	8,536,958
Series M, Pfd., 5.25%(b)	612,762	9,412,024
Series N, Pfd., 5.25%(b)	548,429	8,215,466
Series L, Pfd., 5.40%	478,860	7,431,907

		54,678,916

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Invesco Preferred ETF (PGX)–(continued)

August 31, 2023

	Shares	Value
Real Estate Management & Development-0.87%
Brookfield Property Partners L.P.
Series A, Pfd., 5.75%	531,457	$7,009,918
Series A-2, Pfd., 6.38%	532,575	7,977,973
Series A-1, Pfd., 6.50%	348,083	5,370,921
Brookfield Property Preferred L.P., Pfd., 6.25%	1,247,279	19,532,389

		39,891,201

Residential REITs-0.21%
American Homes 4 Rent
Series G, Pfd., 5.88%	217,241	4,857,509
Series H, Pfd., 6.25%	200,224	4,575,118

		9,432,627

Retail REITs-1.02%
Agree Realty Corp., Series A, Pfd., 4.25%	315,995	5,488,833
Federal Realty Investment Trust, Series C, Pfd., 5.00%(b)	314,100	6,765,714
Kimco Realty Corp.
Series L, Pfd., 5.13%(b)	397,374	8,742,228
Series M, Pfd., 5.25%(b)	479,930	10,865,616
SITE Centers Corp., Series A, Pfd., 6.38%(b)	322,754	7,597,629
Spirit Realty Capital, Inc., Series A, Pfd., 6.00%(b)	322,422	7,080,387

		46,540,407

Specialized REITs-4.34%
Digital Realty Trust, Inc.
Series L, Pfd., 5.20%(b)	579,954	12,190,633
Series J, Pfd., 5.25%(b)	432,802	9,080,186
Series K, Pfd., 5.85%(b)	365,911	8,324,475
EPR Properties, Series G, Pfd., 5.75%	357,095	6,827,656
Public Storage Operating Co.
Series N, Pfd., 3.88%(b)	517,230	8,932,562
Series O, Pfd., 3.90%(b)	340,510	6,023,622
Series Q, Pfd., 3.95%	263,240	4,606,700
Series P, Pfd., 4.00%(b)	1,121,060	20,515,398
Series R, Pfd., 4.00%(b)	790,401	14,092,850
Series S, Pfd., 4.10%(b)	730,768	13,190,362
Series M, Pfd., 4.13%(b)	408,726	7,581,867
Series L, Pfd., 4.63%(b)	1,047,034	22,081,947
Series J, Pfd., 4.70%(b)	205,097	4,407,535
Series K, Pfd., 4.75%(b)	346,816	7,303,945
Series I, Pfd., 4.88%(b)	430,914	9,630,928
Series G, Pfd., 5.05%(b)	836,154	20,142,950
Series F, Pfd., 5.15%(b)	509,599	12,260,952
Series H, Pfd., 5.60%(b)	476,550	11,961,405

		199,155,973

Investment Abbreviations:

Pfd.  -Preferred

REIT -Real Estate Investment Trust

	Shares	Value
Textiles, Apparel & Luxury Goods-0.10%
Fossil Group, Inc., Pfd., 7.00%(b)	260,814	$4,433,838

Trading Companies & Distributors-1.48%
FTAI Aviation Ltd.
Series B, Pfd., 8.00%(c)	230,458	5,588,606
Series A, Pfd., 8.25%(c)	181,846	4,444,316
Series C, Pfd., 8.25%(c)	181,496	4,317,790
Triton International Ltd.
Series E, Pfd., 5.75% (Bermuda)(b)	335,977	6,265,971
Pfd., 6.88% (Bermuda)(b)	258,229	6,096,787
Pfd., 7.38% (Bermuda)	321,037	7,518,687
Pfd., 8.00% (Bermuda)(b)	267,432	6,552,084
WESCO International, Inc., Series A, Pfd., 10.63%(b)(c)	995,952	27,159,611

		67,943,852

Wireless Telecommunication Services-1.77%
Telephone and Data Systems, Inc.
Series VV, Pfd., 6.00%(b)	1,268,120	19,097,887
Series UU, Pfd., 6.63%(b)	777,113	13,521,766
United States Cellular Corp.
Pfd., 5.50%(b)	923,172	16,349,376
Pfd., 5.50%	911,410	15,858,534
Pfd., 6.25%(b)	863,589	16,468,643

		81,296,206

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.51% (Cost $5,654,252,713)		4,562,157,215

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.17%
Invesco Private Government Fund, 5.30%(d)(e)(f)	27,945,644	27,945,644
Invesco Private Prime Fund, 5.51%(d)(e)(f)	71,785,655	71,785,655

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $99,728,709)		99,731,299

TOTAL INVESTMENTS IN SECURITIES-101.68% (Cost $5,753,981,422)		4,661,888,514
OTHER ASSETS LESS LIABILITIES-(1.68)%		(77,211,482)

NET ASSETS-100.00%		$4,584,677,032

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Invesco Preferred ETF (PGX)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$438,285,286	$(438,285,286)	$-	$-	$-	$493,180
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	52,439,543	203,724,351	(228,218,250)	-	-	27,945,644	1,670,067	*
Invesco Private Prime Fund	130,153,077	462,940,703	(521,311,565)	(7,476)	10,916	71,785,655	4,495,022	*

Total	$182,592,620	$1,104,950,340	$(1,187,815,101)	$(7,476)	$10,916	$99,731,299	$6,658,269

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Invesco Short Term Treasury ETF (TBLL)

August 31, 2023

Schedule of Investments

	Principal Amount	Value
U.S. Treasury Securities-99.09%
U.S. Treasury Bills-51.46%(a)
4.19%–5.29%, 10/05/2023	$50,224,000	$49,973,550
5.11%–5.29%, 10/12/2023	11,496,000	11,426,642
4.83%–5.29%, 10/19/2023	24,164,000	23,993,523
4.85%–5.29%, 10/26/2023	33,629,000	33,357,212
4.19%–5.29%, 11/02/2023	36,563,000	36,230,835
5.26%–5.28%, 11/07/2023	25,589,000	25,337,724
5.12%–5.30%, 11/09/2023	26,680,000	26,409,934
5.25%–5.28%, 11/14/2023	25,589,000	25,310,682
5.11%–5.29%, 11/16/2023	21,344,000	21,106,412
5.27%–5.28%, 11/21/2023	25,589,000	25,285,434
5.12%–5.31%, 11/24/2023	26,680,000	26,349,580
5.27%–5.29%, 11/28/2023	27,651,000	27,293,611
5.14%–5.31%, 11/30/2023	26,680,000	26,325,978
4.12%–5.28%, 12/28/2023	20,730,000	20,371,063
5.29%, 01/04/2024	24,600,000	24,148,787
5.26%–5.29%, 01/11/2024	25,589,000	25,093,362
5.25%–5.27%, 01/18/2024	25,589,000	25,068,067
4.04%–5.29%, 01/25/2024	27,468,000	26,879,958
5.27%, 02/01/2024	25,000,000	24,440,328
5.28%, 02/08/2024	25,000,000	24,413,611
5.27%, 02/15/2024	25,000,000	24,387,377
5.29%, 02/22/2024	25,000,000	24,361,496
5.29%, 02/29/2024	25,000,000	24,336,962
4.29%–5.19%, 03/21/2024	22,717,000	22,062,932
4.51%–5.18%, 04/18/2024	23,919,000	23,124,931
4.92%–5.15%, 05/16/2024	22,504,000	21,670,270
5.11%, 06/13/2024	20,000,000	19,183,112
5.11%, 07/11/2024	20,000,000	19,107,499
5.10%, 08/08/2024	20,000,000	19,030,177

		726,081,049

U.S. Treasury Notes-47.63%
1.38% - 2.88%, 09/30/2023	49,362,000	49,229,343

	Principal Amount	Value
U.S. Treasury Notes-(continued)
0.13%, 10/15/2023	$27,599,000	$27,422,358
0.38% - 2.88%, 10/31/2023	97,971,000	97,341,076
0.25% - 2.75%, 11/15/2023	71,024,000	70,449,284
0.50% - 2.88%, 11/30/2023	106,915,000	105,944,551
0.13%, 12/15/2023	38,225,000	37,659,623
0.75%, 12/31/2023	20,718,000	20,397,848
0.13%, 01/15/2024	33,181,000	32,545,188
0.88% - 2.50%, 01/31/2024	74,321,000	73,268,270
0.13% - 2.75%, 02/15/2024	20,991,000	20,619,998
2.13%, 02/29/2024	22,773,000	22,407,929
0.25%, 03/15/2024	25,589,000	24,897,949
2.25%, 03/31/2024	10,672,000	10,479,699
2.50%, 04/30/2024	7,504,000	7,362,365
2.50%, 05/15/2024	7,504,000	7,351,240
1.75% - 2.00%, 06/30/2024	39,180,000	38,059,601
0.38%, 07/15/2024	27,651,000	26,478,033

		671,914,355

Total U.S. Treasury Securities (Cost $1,398,979,141)		1,397,995,404

	Shares
Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(b)(c) (Cost $357,133)	357,133	357,133

TOTAL INVESTMENTS IN SECURITIES-99.12% (Cost $1,399,336,274)		1,398,352,537
OTHER ASSETS LESS LIABILITIES-0.88%		12,464,744

NET ASSETS-100.00%		$1,410,817,281

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$112,449	$33,071,563	$(32,826,879)	$-	$-	$357,133	$7,945

(c)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Invesco Taxable Municipal Bond ETF (BAB)

August 31, 2023

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-97.83%
Alabama-0.66%
Auburn University, Series 2020 C, RB	2.53%	06/01/2040	$7,400	$5,359,741
Auburn University, Series 2020 C, RB	2.68%	06/01/2050	5,000	3,170,277
Birmingham (City of), AL Water Works Board, Series 2021, Ref. RB	2.61%	01/01/2037	1,000	769,033
Birmingham (City of), AL Water Works Board, Series 2021, Ref. RB	2.71%	01/01/2038	900	686,124

				9,985,175

Alaska-0.01%
Alaska (State of) Municipal Bond Bank Authority, Series 2021 2, Ref. RB	3.03%	12/01/2041	150	108,455

Arizona-1.78%
Arizona (State of) Department of Transportation, Series 2020, Ref. RB	2.46%	07/01/2030	2,560	2,218,359
Chandler (City of), AZ, Series 2021, Ref. GO Bonds.	1.75%	07/01/2028	3,000	2,638,001
Flagstaff (City of), AZ, Series 2020 A, COP	3.01%	05/01/2040	5,000	3,836,513
Maricopa (County of), AZ Industrial Development Authority (Honorhealth), Series 2021 B, RB	3.17%	09/01/2051	3,000	1,927,407
Phoenix Civic Improvement Corp., Series 2021 C, Ref. RB	2.97%	07/01/2044	905	637,280
Scottsdale (City of), AZ, Series 2020, Ref. GO Bonds	0.61%	07/01/2025	1,565	1,443,249
Scottsdale Municipal Property Corp., Series 2021 B, Ref. RB	1.23%	07/01/2028	5,000	4,257,922
Tempe (City of), AZ, Series 2021, COP	2.59%	07/01/2037	2,950	2,161,171
Tucson (City of), AZ, Series 2010, RB	5.79%	07/01/2026	1,225	1,238,099
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	0.46%	07/01/2024	500	479,211
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	0.83%	07/01/2025	650	597,800
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	1.31%	07/01/2027	900	782,410
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	1.70%	07/01/2029	500	415,285
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	2.86%	07/01/2047	2,000	1,432,867
Yuma (City of), AZ, Series 2021, RB	2.63%	07/15/2038	4,000	2,962,999

				27,028,573

Arkansas-0.01%
University of Arkansas, Series 2021 B, RB	3.10%	12/01/2041	150	115,200

California-24.91%
Alameda (City of), CA Corridor Transportation Authority, Series 2022 B, Ref. RB, (INS - AGM)(a)	5.40%	10/01/2046	2,450	2,378,190
Alameda (County of), CA (Social Bonds), Series 2022 A-1, GO Bonds	4.55%	08/01/2042	2,250	2,057,185
Bay Area Toll Authority (San Francisco Bay Area), Series 2010 S-1, RB	6.79%	04/01/2030	1,580	1,660,635
Bay Area Toll Authority (San Francisco Bay Area), Series 2010 S-1, RB	7.04%	04/01/2050	3,455	4,278,813
Bay Area Toll Authority (San Francisco Bay Area), Series 2010 S-3, RB	6.91%	10/01/2050	2,925	3,596,050
California (State of), Series 2009, GO Bonds	7.50%	04/01/2034	14,410	17,328,048
California (State of), Series 2009, GO Bonds	7.55%	04/01/2039	16,760	20,720,246
California (State of), Series 2009, GO Bonds	7.30%	10/01/2039	14,060	16,680,546
California (State of), Series 2009, GO Bonds	7.35%	11/01/2039	8,355	9,958,868
California (State of), Series 2010, GO Bonds	7.63%	03/01/2040	4,400	5,417,843
California (State of), Series 2010, GO Bonds	7.60%	11/01/2040	7,350	9,157,971
California (State of), Series 2018, Ref. GO Bonds	4.50%	04/01/2033	4,700	4,563,849
California (State of), Series 2023, GO Bonds	5.10%	03/01/2029	8,045	8,152,956
California (State of) Department of Water Resources (Central Valley), Series 2020, Ref. RB	1.77%	12/01/2034	1,310	949,282
California (State of) Department of Water Resources (Central Valley), Series 2020, Ref. RB	1.79%	12/01/2035	5,325	3,754,178
California (State of) Infrastructure & Economic Development Bank, Series 2020 A, Ref. RB	1.24%	10/01/2027	1,000	873,379
California (State of) Infrastructure & Economic Development Bank, Series 2020 A, Ref. RB	1.47%	10/01/2028	1,000	857,489
California (State of) Infrastructure & Economic Development Bank, Series 2020 A, Ref. RB	1.60%	10/01/2029	1,000	837,986
California (State of) Infrastructure & Economic Development Bank, Series 2020 A, Ref. RB	1.69%	10/01/2030	1,000	817,895
California (State of) Infrastructure & Economic Development Bank, Series 2020 A, Ref. RB	2.72%	10/01/2040	1,000	741,237
California (State of) Infrastructure & Economic Development Bank (UCSF Neurosciences Building 19A), Series 2010 A, RB	6.49%	05/15/2049	950	1,036,928
California (State of) Municipal Finance Authority (FBI San Diego), Series 2020, RB	2.52%	10/01/2035	4,695	3,347,219
California (State of) Public Works Board (California State University), Series 2010 B-2, RB	7.80%	03/01/2035	750	865,231

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Statewide Communities Development Authority (California Independent System Operator Corp.) (Green Bonds), Series 2021, Ref. RB	2.68%	02/01/2039	$1,850	$1,330,853
California (State of) Statewide Communities Development Authority (Marin General Hospital), Series 2018 B, RB	4.82%	08/01/2045	2,000	1,639,499
California State University, Series 2010 B, RB	6.48%	11/01/2041	850	916,501
California State University, Series 2020 B, Ref. RB	2.98%	11/01/2051	2,900	1,991,407
California State University, Series 2021 B, Ref. RB	2.80%	11/01/2041	5,000	3,514,645
California State University, Series 2021 B, Ref. RB	2.72%	11/01/2052	4,900	3,290,731
California State University, Series 2023 B, RB	5.18%	11/01/2053	2,000	1,950,044
Carson (City of), CA (Carson Pension Obligation), Series 2020, RB	3.70%	01/15/2044	3,000	2,371,387
Chula Vista (City of), CA, Series 2021, RB, (INS - BAM)(a)	2.81%	06/01/2045	1,000	659,438
Coast Community College District, Series 2022, Ref. GO Bonds	2.98%	08/01/2039	1,000	761,168
Downey (City of), CA, Series 2021, RB	2.85%	06/01/2040	750	537,058
Downey (City of), CA, Series 2021, RB	3.00%	06/01/2044	550	368,664
East Bay Municipal Utility District, Series 2010, RB	5.03%	06/01/2032	1,000	1,006,177
East Bay Municipal Utility District, Series 2010, RB	5.87%	06/01/2040	3,000	3,233,036
El Segundo (City of), CA, Series 2021, RB	3.06%	07/01/2040	1,500	1,123,572
Fresno (City of), CA, Series 2010 A-2, Ref. RB	6.50%	06/01/2030	1,950	2,072,575
Golden State Tobacco Securitization Corp., Series 2021 A-1, Ref. RB	3.49%	06/01/2036	850	671,637
Golden State Tobacco Securitization Corp., Series 2021 A-1, Ref. RB	3.71%	06/01/2041	9,380	6,954,321
Golden State Tobacco Securitization Corp., Series 2021, Ref. RB	3.12%	06/01/2038	12,400	9,452,617
Hayward Unified School District, Series 2020, Ref. GO Bonds, (INS - AGM)(a)	2.87%	08/01/2040	4,000	2,974,764
Huntington Beach (City of), CA, Series 2021, Ref. RB	0.62%	06/15/2024	1,400	1,347,644
Huntington Beach (City of), CA, Series 2021, Ref. RB	1.07%	06/15/2025	1,900	1,764,506
Inglewood (City of), CA, Series 2020, RB, (INS - AGM)(a)	3.92%	09/01/2050	6,000	4,665,831
Jurupa Community Services District, Series 2010 B, COP.	6.35%	09/01/2025	980	999,655
Jurupa Community Services District, Series 2010 B, COP.	6.50%	09/01/2026	1,070	1,113,046
Jurupa Community Services District, Series 2010 B, COP.	6.60%	09/01/2027	1,125	1,193,830
Jurupa Community Services District, Series 2010 B, COP.	6.70%	09/01/2028	1,120	1,210,737
Jurupa Community Services District, Series 2010 B, COP.	7.19%	09/01/2040	2,000	2,364,595
Los Angeles (City of), CA Department of Water & Power, Series 2009 C, RB	5.38%	07/01/2024	500	499,422
Los Angeles (City of), CA Department of Water & Power, Series 2009 C, RB	6.01%	07/01/2039	2,270	2,391,767
Los Angeles (City of), CA Department of Water & Power, Series 2010 A, RB	6.60%	07/01/2050	1,715	2,061,088
Los Angeles (City of), CA Department of Water & Power, Series 2010, RB	6.57%	07/01/2045	6,000	7,018,756
Los Angeles Community College District, Series 2010, GO Bonds	6.60%	08/01/2042	3,000	3,470,555
Los Angeles Community College District, Series 2020, Ref. GO Bonds	0.77%	08/01/2025	6,500	5,962,345
Los Angeles Community College District, Series 2020, Ref. GO Bonds	1.81%	08/01/2030	5,000	4,163,208
Los Angeles Community College District, Series 2020, Ref. GO Bonds	2.83%	08/01/2039	3,350	2,494,704
Los Angeles Unified School District, Series 2010 J-05, GO Bonds	5.98%	05/01/2027	450	461,731
Montebello (City of), CA, Series 2020, RB, (INS - AGM)(a)	4.06%	06/01/2039	6,000	5,136,039
Monterey Park (City of), CA, Series 2021 A, RB	3.02%	06/01/2043	2,500	1,765,327
Municipal Improvement Corp. of Los Angeles, Series 2021 A, Ref. RB	0.42%	11/01/2023	1,000	991,835
Municipal Improvement Corp. of Los Angeles, Series 2021 A, Ref. RB	0.68%	11/01/2024	1,000	945,284
Municipal Improvement Corp. of Los Angeles, Series 2021 A, Ref. RB	0.95%	11/01/2025	1,000	909,734
Napa Valley Unified School District, Series 2010 B, GO Bonds	6.51%	08/01/2043	2,950	3,257,419
Northern California Power Agency, Series 2010 B, RB	7.31%	06/01/2040	1,000	1,138,643
Oakland (Port of), CA, Series 2020 R, Ref. RB	1.08%	05/01/2024	515	500,418
Oakland (Port of), CA, Series 2020 R, Ref. RB	1.18%	05/01/2025	600	561,196
Oakland (Port of), CA, Series 2020 R, Ref. RB	1.52%	05/01/2026	600	548,054
Oakland (Port of), CA, Series 2020 R, Ref. RB	1.67%	05/01/2027	875	782,256
Oakland (Port of), CA, Series 2020 R, Ref. RB	1.95%	05/01/2028	600	529,544
Oakland (Port of), CA, Series 2020 R, Ref. RB	2.05%	05/01/2029	1,000	864,885
Oakland (Port of), CA, Series 2020 R, Ref. RB	2.10%	05/01/2030	500	422,392
Oakland (Port of), CA, Series 2020 R, Ref. RB	2.20%	05/01/2031	375	311,013
Oakland (Port of), CA, Series 2020 R, Ref. RB	2.30%	05/01/2032	850	693,907
Oxnard School District, Series 2020, Ref. GO Bonds, (INS - BAM)(a)	2.63%	08/01/2041	8,040	5,670,112
Paramount Unified School District, Series 2020, Ref. GO Bonds, (INS - BAM)(a)	3.27%	08/01/2051	5,000	3,570,006
Pasadena (City of), CA, Series 2020 A, Ref. RB	3.24%	05/01/2045	5,000	3,578,532

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Pomona (City of), CA, Series 2020 BJ, RB	3.72%	08/01/2040	$3,250	$2,561,480
Pomona (City of), CA, Series 2020 BJ, RB	3.82%	08/01/2046	1,500	1,122,860
Rancho Santiago Community College District, Series 2020 A-1, Ref. GO Bonds	0.96%	09/01/2026	5,500	4,927,699
Rancho Water District Financing Authority, Series 2021 A, Ref. RB	2.60%	08/01/2040	850	613,469
Regents of the University of California Medical Center, Series 2009 F, RB	6.46%	05/15/2029	410	427,963
Regents of the University of California Medical Center, Series 2009 F, RB	6.58%	05/15/2049	4,335	4,998,804
Regents of the University of California Medical Center, Series 2020 N, RB	3.71%	05/15/2120	5,000	3,248,195
Richmond (City of), CA, Series 2022, Ref. RB	5.79%	01/15/2044	4,950	4,874,593
Riverside (City of), CA, Series 2009 B, RB	6.35%	10/01/2039	500	551,931
Riverside (City of), CA (Riverside Pension Obligation), Series 2020 A, RB	3.86%	06/01/2045	2,000	1,686,062
San Bernardino Community College District, Series 2021, Ref. GO Bonds	2.69%	08/01/2041	1,000	705,408
San Bernardino Community College District, Series 2021, Ref. GO Bonds	2.79%	08/01/2045	1,000	664,468
San Bernardino Community College District, Series 2021, Ref. GO Bonds	2.86%	08/01/2049	900	575,801
San Diego (City of), CA Public Facilities Financing Authority, Series 2018 A, Ref. RB	4.23%	10/15/2038	2,000	1,796,911
San Diego (County of), CA Water Authority (Green Bonds), Series 2020 A, Ref. RB	0.74%	05/01/2025	2,000	1,863,830
San Diego (County of), CA Water Authority (Green Bonds), Series 2020, Ref. RB(b)	0.59%	05/01/2024	1,330	1,288,042
San Diego (County of), CA Water Authority (Green Bonds), Series 2020, Ref. RB	0.59%	05/01/2024	670	649,081
San Francisco (City & County of), CA, Series 2010 C, GO Bonds	6.26%	06/15/2030	1,450	1,533,943
San Francisco (City & County of), CA, Series 2010 D, GO Bonds	6.26%	06/15/2030	3,800	4,064,678
San Francisco (City & County of), CA, Series 2020 C, GO Bonds	2.83%	06/15/2050	1,325	846,257
San Francisco (City & County of), CA, Series 2020 C, GO Bonds	3.08%	06/15/2060	1,000	620,247
San Francisco (City & County of), CA (525 Golden Gate Avenue - San Francisco Public Utilities Commission Office), Series 2009 D, COP	6.49%	11/01/2041	3,000	3,120,908
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2021 C, Ref. RB	3.35%	05/01/2051	2,000	1,448,532
San Francisco (City of), CA Municipal Transportation Agency, Series 2021 A, Ref. RB	2.80%	03/01/2044	450	303,589
San Francisco (City of), CA Public Utilities Commission, Series 2010 B, RB	6.00%	11/01/2040	2,245	2,357,510
San Francisco (City of), CA Public Utilities Commission, Series 2010 E, RB	5.70%	11/01/2027	2,900	2,993,426
San Francisco (City of), CA Public Utilities Commission, Series 2010 E, RB	6.00%	11/01/2040	2,480	2,611,005
San Francisco (City of), CA Public Utilities Commission, Series 2010, RB	6.95%	11/01/2050	4,600	5,506,567
San Francisco Community College District, Series 2020 A-1, GO Bonds	3.17%	06/15/2041	4,000	3,027,390
San Jose (City of), CA Financing Authority (Convention Center), Series 2022, Ref. RB	4.76%	05/01/2042	4,000	3,514,997
San Jose (City of), CA Financing Authority (Convention Center), Series 2022, Ref. RB	4.86%	05/01/2052	1,000	848,372
San Jose (City of), CA Financing Authority (Ice Centre), Series 2020 B, RB	3.42%	06/01/2041	3,750	2,909,318
San Jose (City of), CA Redevelopment Agency Successor Agency, Series 2017 A, Ref. RB	3.08%	08/01/2025	2,000	1,922,107
San Jose Unified School District, Series 2021, Ref. GO Bonds	2.31%	08/01/2039	7,000	4,970,979
San Luis Unit/Westlands Water District Financing Authority, Series 2020 A, RB, (INS - AGM)(a)	3.74%	09/01/2050	2,500	1,853,210
Santa Ana (City of), CA, Series 2021 A, RB.	3.10%	08/01/2044	1,500	1,086,040
Santa Clara Valley Water District, Series 2016 B, Ref. RB	4.35%	06/01/2046	3,000	2,592,014
Santa Monica Community College District, Series 2020, Ref. GO Bonds	2.70%	08/01/2040	1,230	898,715
Santa Monica Community College District, Series 2020, Ref. GO Bonds	2.80%	08/01/2044	1,700	1,175,372
Southern California Public Power Authority, Series 2010, RB	5.92%	07/01/2035	1,950	2,045,501
Tulare (County of), CA, Series 2018, RB	4.45%	06/01/2037	2,000	1,801,854
University of California, Series 2015 AQ, RB	4.77%	05/15/2115	1,477	1,277,360
University of California, Series 2016 AS, Ref. RB	3.55%	05/15/2039	1,500	1,252,564
University of California, Series 2019 BD, RB	3.35%	07/01/2029	13,000	12,156,846
University of California, Series 2020 BG, RB	0.88%	05/15/2025	5,000	4,656,501
University of California, Series 2020 BG, RB	1.32%	05/15/2027	13,910	12,338,618
University of California, Series 2020 BG, RB	1.61%	05/15/2030	7,500	6,192,034
University of California, Series 2021 BI, Ref. RB	0.87%	05/15/2026	1,000	895,894
University of California, Series 2021 BI, Ref. RB	1.27%	05/15/2027	1,000	879,324
University of California, Series 2021 BI, Ref. RB	1.37%	05/15/2028	1,000	857,003
University of California, Series 2021 BI, Ref. RB	1.70%	05/15/2029	1,000	845,755
University of California, Series 2021 BI, Ref. RB	1.90%	05/15/2030	1,000	831,453
University of California, Series 2021 BI, Ref. RB	2.00%	05/15/2031	1,000	814,621
University of California, Series 2021 BI, Ref. RB	2.05%	05/15/2032	1,000	796,747
University of California, Series 2021 BI, Ref. RB	2.15%	05/15/2033	1,000	784,112
University of California, Series 2021 BI, Ref. RB	2.25%	05/15/2034	1,000	772,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
University of California, Series 2021 BI, Ref. RB	2.35%	05/15/2035	$1,000	$761,746
University of California, Series 2021 BI, Ref. RB	2.45%	05/15/2036	1,000	752,458
University of California, Series 2021 BJ, RB	3.07%	05/15/2051	1,860	1,276,858
University of California, Series 2022 BL, RB	4.50%	05/15/2052	1,000	856,164

				377,819,610

Colorado-1.29%
Aurora (City of), CO (Green Bonds), Series 2021 B, Ref. RB.	2.72%	08/01/2046	1,925	1,286,009
Board of Governors of Colorado State University System, Series 2010 B, RB, (CEP - Colorado Higher Education Intercept Program)	5.96%	03/01/2033	950	998,643
Colorado (State of) Health Facilities Authority (Sanford Health), Series 2019 B, Ref. RB	3.70%	11/01/2039	1,100	897,504
Colorado (State of) Regional Transportation District, Series 2010 B, RB.	5.84%	11/01/2050	4,025	4,442,373
Colorado (State of) Regional Transportation District, Series 2010, COP	7.67%	06/01/2040	2,950	3,501,617
Colorado Housing and Finance Authority, Series 2023 K-1, RB, (CEP - GNMA)	5.54%	11/01/2038	1,000	1,000,947
Colorado Housing and Finance Authority, Series 2023 K-1, RB, (CEP - GNMA)	6.50%	11/01/2053	2,000	2,062,928
Colorado Mesa University, Series 2009 B, RB, (CEP - Colorado Higher Education Intercept Program)	5.80%	05/15/2040	1,215	1,217,353
Denver (City & County of), CO, Series 2016 B, Ref. RB	3.82%	08/01/2032	950	873,589
Denver (City & County of), CO, Series 2020 C, Ref. RB	2.52%	11/15/2032	2,000	1,632,642
Denver (City & County of), CO, Series 2020 C, Ref. RB	2.62%	11/15/2033	1,500	1,210,235
Denver City & County School District No. 1, Series 2009 C, GO Bonds	5.66%	12/01/2033	450	476,899

				19,600,739

Connecticut-1.10%
Connecticut (State of), Series 2021 A, GO Bonds	0.51%	06/01/2024	500	482,626
Connecticut (State of), Series 2021 A, GO Bonds	0.92%	06/01/2025	250	232,772
Connecticut (State of), Series 2021 A, GO Bonds	1.12%	06/01/2026	400	362,183
Connecticut (State of), Series 2021 A, GO Bonds	1.50%	06/01/2027	200	177,839
Connecticut (State of), Series 2021 A, GO Bonds	1.65%	06/01/2028	350	302,477
Connecticut (State of), Series 2021 A, GO Bonds	1.89%	06/01/2029	440	373,859
Connecticut (State of), Series 2021 A, GO Bonds	1.99%	06/01/2030	650	538,783
Connecticut (State of), Series 2021 A, GO Bonds	2.09%	06/01/2031	850	690,383
Connecticut (State of) Health & Educational Facilities Authority (Stamford Hospital), Series 2021 L-2, RB	3.54%	07/01/2051	2,610	1,741,543
Hartford (County of), CT Metropolitan District (Clean Water), Series 2020, Ref. RB	2.56%	04/01/2039	1,000	733,237
New Britain (City of), CT, Series 2018, Ref. GO Bonds(b)(c)	4.35%	03/01/2028	20	19,342
New Britain (City of), CT, Series 2018, Ref. GO Bonds, (INS - BAM)(a)	4.35%	03/01/2039	4,765	4,241,034
New Britain (City of), CT, Series 2020 B, Ref. GO Bonds, (INS - AGM)(a)	3.25%	09/01/2042	4,000	2,959,328
South Central Connecticut Regional Water Authority, Series 2010 A, RB	6.24%	08/01/2030	2,000	2,089,646
South Central Connecticut Regional Water Authority, Series 2010 A, RB	6.39%	08/01/2040	1,595	1,728,577

				16,673,629

Delaware-0.33%
University of Delaware, Series 2018, RB	4.07%	11/01/2050	5,720	4,964,520

District of Columbia-0.41%
District of Columbia, Series 2009 E, RB	5.59%	12/01/2034	2,200	2,271,514
District of Columbia Water & Sewer Authority (Green Bonds), Series 2014 A, RB	4.81%	10/01/2114	950	839,006
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement), Series 2009 D, RB	7.46%	10/01/2046	2,430	3,034,364

				6,144,884

Florida-2.90%
Deltona (City of), FL, Series 2021, Ref. RB, (INS - BAM)(a)	2.84%	10/01/2050	3,000	1,919,440
Escambia (County of), FL Health Facilities Authority, Series 2020, Ref. RB, (INS - AGM)(a)	3.61%	08/15/2040	5,750	4,392,466
Florida Development Finance Corp. (UF Health Jacksonville), Series 2022, Ref. RB, (INS - AGM)(a)	3.22%	02/01/2032	950	781,488
Fort Lauderdale (City of), FL, Series 2020, Ref. RB	0.75%	01/01/2024	1,000	984,245
Gainesville (City of), FL, Series 2003 B, RB, (INS - NATL)(a)	5.42%	10/01/2033	1,000	995,126
Gainesville (City of), FL, Series 2020, RB.	3.05%	10/01/2040	6,000	4,405,270

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
JEA Electric System, Series 2009 F, RB.	6.41%	10/01/2034	$450	$478,095
JEA Water & Sewer System, Series 2010 A, RB	6.21%	10/01/2033	1,200	1,283,777
Lee Memorial Health System, Series 2010 A, RB	7.28%	04/01/2027	2,450	2,589,820
Miami-Dade (County of), FL, Series 2019 B, Ref. RB	3.14%	10/01/2027	950	886,538
Miami-Dade (County of), FL, Series 2019 B, Ref. RB	3.18%	10/01/2028	3,550	3,272,956
Miami-Dade (County of), FL, Series 2019 B, Ref. RB	3.28%	10/01/2029	2,700	2,463,601
Miami-Dade (County of), FL, Series 2020 B, Ref. RB	1.23%	10/01/2025	1,500	1,379,388
Miami-Dade (County of), FL, Series 2020 B, Ref. RB	3.27%	10/01/2041	2,250	1,754,913
Miami-Dade (County of), FL, Series 2021 B, Ref. RB	2.29%	10/01/2031	500	407,174
Miami-Dade (County of), FL, Series 2021 B, Ref. RB	2.44%	10/01/2032	450	362,261
Miami-Dade (County of), FL, Series 2021 B, Ref. RB	2.54%	10/01/2033	500	397,171
Miami-Dade (County of), FL, Series 2021 B, Ref. RB	2.74%	10/01/2036	1,000	760,155
Miami-Dade (County of), FL, Series 2021 B, Ref. RB	2.79%	10/01/2037	450	336,658
Miami-Dade (County of), FL Transit System, Series 2010 B, RB	5.53%	07/01/2032	2,450	2,511,615
Miami-Dade (County of), FL Transit System, Series 2020 B, Ref. RB	2.60%	07/01/2042	6,050	4,332,491
Reedy Creek Improvement District, Series 2020 A, Ref. GO Bonds	2.73%	06/01/2038	2,500	1,888,722
St. Johns (County of), FL Industrial Development Authority (Flagler Health), Series 2020 B, Ref. RB, (INS - AGM)(a)	2.54%	10/01/2030	1,850	1,543,346
State Board of Administration Finance Corp., Series 2020 A, RB	1.71%	07/01/2027	3,505	3,097,152
State Board of Administration Finance Corp., Series 2020 A, RB	2.15%	07/01/2030	950	783,291

				44,007,159

Georgia-1.82%
Atlanta (City of), GA, Series 2020, Ref. RB	2.26%	11/01/2035	900	701,820
Fulton (County of), GA Development Authority (Georgia Tech Athletic Association), Series 2022, Ref. RB	3.47%	10/01/2042	4,950	3,700,775
Fulton (County of), GA Development Authority (Georgia Tech Foundation), Series 2019, Ref. RB .	3.13%	11/01/2049	4,000	2,797,839
Georgia (State of), Series 2010, GO Bonds	4.31%	10/01/2026	950	931,290
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2010 A, RB	6.66%	04/01/2057	4,268	4,778,155
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2010, RB	7.06%	04/01/2057	7,470	7,669,268
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2022, RB	6.47%	07/01/2045	5,000	5,015,428
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2023 B, RB	6.70%	07/01/2056	1,900	1,970,883

				27,565,458

Hawaii-1.30%
Hawaii (State of), Series 2010 DX, GO Bonds	5.53%	02/01/2030	950	984,760
Hawaii (State of), Series 2017 A, RB	3.89%	07/01/2037	1,200	1,047,295
Hawaii (State of), Series 2020 E, Ref. RB	2.23%	07/01/2029	2,200	1,892,157
Hawaii (State of), Series 2020 FZ, GO Bonds	0.89%	08/01/2026	1,000	891,442
Hawaii (State of), Series 2020 FZ, GO Bonds	2.00%	08/01/2027	4,900	4,416,336
Hawaii (State of), Series 2020 FZ, GO Bonds	1.70%	08/01/2032	5,000	3,855,072
Hawaii (State of), Series 2020 FZ, GO Bonds	1.87%	08/01/2033	1,000	764,878
Hawaii (State of), Series 2020 FZ, GO Bonds	2.29%	08/01/2040	1,000	671,211
Hawaii (State of), Series 2020 GB, GO Bonds	0.85%	10/01/2025	2,000	1,835,232
Honolulu (City & County of), HI, Series 2020 A, Ref. RB	0.55%	07/01/2024	100	96,141
Honolulu (City & County of), HI, Series 2020 A, Ref. RB	1.47%	07/01/2030	500	404,776
Honolulu (City & County of), HI, Series 2020 A, Ref. RB	1.62%	07/01/2031	1,000	796,276
Kauai (County of), HI, Series 2010 A, GO Bonds.	5.76%	08/01/2033	1,950	2,076,384

				19,731,960

Idaho-0.35%
Idaho (State of) Housing & Finance Association, Series 2022 A, RB, (CEP - GNMA)	5.36%	01/01/2043	2,500	2,402,285
Idaho (State of) Housing & Finance Association, Series 2022 A, RB, (CEP - GNMA)	5.45%	01/01/2048	2,450	2,371,643
Idaho (State of) Housing & Finance Association (Garvee), Series 2010 A-2, RB	6.35%	07/15/2028	570	599,448

				5,373,376

Illinois-6.21%
Chicago (City of), IL, Series 2010 B, GO Bonds	7.52%	01/01/2040	2,000	2,167,294
Chicago (City of), IL, Series 2010 B, Ref. GO Bonds	6.21%	01/01/2032	4,515	4,457,378

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Chicago (City of), IL, Series 2010 C, GO Bonds	6.21%	01/01/2036	$5,040	$4,959,144
Chicago (City of), IL, Series 2010 D, GO Bonds	6.26%	01/01/2040	2,000	1,934,152
Chicago (City of), IL, Series 2011 C-1, GO Bonds	7.78%	01/01/2035	1,665	1,796,124
Chicago (City of), IL, Series 2015 B, GO Bonds	7.38%	01/01/2033	2,170	2,278,985
Chicago (City of), IL (O’Hare International Airport), Series 2010 B, RB	6.40%	01/01/2040	5,700	6,378,328
Chicago (City of), IL (O’Hare International Airport), Series 2018 C, RB	4.47%	01/01/2049	4,950	4,516,346
Chicago (City of), IL (O’Hare International Airport), Series 2018 C, RB	4.57%	01/01/2054	4,580	4,243,445
Chicago (City of), IL (O’Hare International Airport), Series 2020 D, Ref. RB	1.37%	01/01/2025	5,970	5,652,594
Chicago (City of), IL (O’Hare International Airport), Series 2020 D, Ref. RB	1.70%	01/01/2026	4,865	4,488,228
Chicago (City of), IL (O’Hare International Airport), Series 2020 D, Ref. RB	2.35%	01/01/2030	2,950	2,529,429
Chicago (City of), IL (O’Hare International Airport), Series 2020 D, Ref. RB	2.45%	01/01/2031	2,000	1,684,841
Chicago (City of), IL (O’Hare International Airport), Series 2020 D, Ref. RB	2.55%	01/01/2032	2,000	1,659,379
Chicago (City of), IL Metropolitan Water Reclamation District, Series 2021 E, Ref. GO Bonds	1.82%	12/01/2027	1,000	884,005
Chicago (City of), IL Transit Authority, Series 2020 B, Ref. RB	3.60%	12/01/2035	9,950	8,588,935
Chicago (City of), IL Transit Authority, Series 2020 B, Ref. RB	3.91%	12/01/2040	3,000	2,575,545
Illinois (State of), Series 2003, GO Bonds	5.10%	06/01/2033	300	291,388
Illinois (State of), Series 2010 2, GO Bonds	6.90%	03/01/2035	9,250	9,832,554
Illinois (State of), Series 2010, GO Bonds	6.75%	03/01/2028	1,815	1,909,945
Illinois (State of), Series 2010-3, GO Bonds	6.73%	04/01/2035	923	958,303
Illinois (State of), Series 2022 A, GO Bonds	5.50%	10/01/2025	1,000	999,964
Illinois (State of), Series 2023 A, GO Bonds	5.25%	05/01/2024	1,000	996,106
Illinois (State of), Series 2023 A, GO Bonds	5.25%	05/01/2025	1,000	994,086
Illinois (State of), Series 2023 A, GO Bonds	5.21%	05/01/2026	1,000	995,652
Illinois (State of), Series 2023 A, GO Bonds	5.11%	05/01/2027	1,000	994,792
Illinois (State of) Finance Authority (Ann & Robert H. Lurie Children’s Hospital), Series 2018, Ref. RB	3.94%	08/15/2047	1,000	773,368
Illinois (State of) Finance Authority (OSF Healthcare System), Series 2020, Ref. RB	3.51%	05/15/2041	4,000	2,996,169
Illinois (State of) Housing Development Authority, Series 2023 I, Ref. RB, (CEP - FNMA)	5.76%	10/01/2053	1,000	990,397
Illinois (State of) Municipal Electric Agency, Series 2009, RB	6.83%	02/01/2035	900	963,147
Northern Illinois Municipal Power Agency, Series 2010 A, RB	7.62%	01/01/2030	170	181,919
Sales Tax Securitization Corp., Series 2017 B, Ref. RB	3.59%	01/01/2043	850	706,566
Sales Tax Securitization Corp., Series 2020 B, Ref. RB	2.96%	01/01/2032	2,500	2,130,989
Sales Tax Securitization Corp., Series 2020 B, Ref. RB, (INS - BAM)(a)	3.41%	01/01/2043	6,000	4,555,913
Sales Tax Securitization Corp., Series 2021 B, Ref. RB	3.24%	01/01/2042	900	703,894
Sales Tax Securitization Corp. (Social Bonds), Series 2023 B, RB	5.29%	01/01/2041	1,500	1,482,035

				94,251,339

Indiana-0.63%
Indiana (State of) Finance Authority (Community Foundation of Northwest Indiana Obligated Group), Series 2022, RB	4.31%	03/01/2052	1,950	1,615,697
Indiana (State of) Finance Authority (Green Bonds) (Ohio River Bridges East and Crossing), Series 2021, RB	3.05%	01/01/2051	450	333,105
Indiana (State of) Housing & Community Development Authority (Social Bonds), Series 2023 B-3, RB, (CEP - GNMA)	5.43%	07/01/2048	1,300	1,228,438
Indiana (State of) Housing & Community Development Authority (Social Bonds), Series 2023 C-2, RB, (CEP - GNMA)	5.55%	07/01/2043	1,000	995,019
Indiana (State of) Housing & Community Development Authority (Social Bonds), Series 2023 C-2, RB, (CEP - GNMA)	5.60%	07/01/2047	1,000	977,333
Indianapolis Local Public Improvement Bond Bank, Series 2010 A-2, RB	5.85%	01/15/2030	915	933,370
Indianapolis Local Public Improvement Bond Bank, Series 2010 B-2, RB	5.97%	01/15/2030	3,450	3,496,085

				9,579,047

Iowa-0.38%
Coralville (City of), IA, Series 2023 A, Ref. GO Bonds, (INS - AGM)(a)	6.22%	05/01/2043	5,000	5,083,113
Iowa Student Loan Liquidity Corp., Series 2022 A, RB	5.08%	12/01/2039	795	722,639

				5,805,752

Kansas-0.38%
Kansas (State of) Department of Transportation, Series 2010, RB	4.60%	09/01/2035	1,510	1,453,411

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas-(continued)
Kansas (State of) Development Finance Authority, Series 2015 H, RB	4.73%	04/15/2037	$1,500	$1,436,851
Kansas (State of) Development Finance Authority, Series 2015 H, RB	4.93%	04/15/2045	1,900	1,833,638
Kansas (State of) Development Finance Authority, Series 2021 K, RB, (INS - BAM)(a)	2.77%	05/01/2051	1,500	1,043,853

				5,767,753

Kentucky-0.23%
Kenton (County of), KY Airport Board, Series 2019, RB	4.69%	01/01/2049	1,000	885,310
Kentucky (Comonwealth of) Public Transportation Infrastructure Authority (Downtown Crossing), Series 2021 A, Ref. RB, (INS - AGM)(a)	3.12%	07/01/2049	2,000	1,257,788
Kentucky (Comonwealth of) Public Transportation Infrastructure Authority (Downtown Crossing), Series 2021 A, Ref. RB, (INS - AGM)(a)	3.22%	07/01/2053	1,950	1,183,062
Louisville (City of) & Jefferson (County of), KY Metropolitan Government, Series 2009, GO Bonds	5.45%	11/15/2027	150	153,474

				3,479,634

Louisiana-1.30%
Lafayette (Parish of), LA School Board, Series 2020, Ref. RB	2.83%	04/01/2048	1,965	1,318,948
Louisiana (State of), Series 2020 A-2, Ref. RB	2.23%	05/01/2036	2,000	1,470,903
Louisiana (State of), Series 2020 A-2, Ref. RB	2.53%	05/01/2041	2,900	2,050,247
Louisiana (State of), Series 2020 C-1, Ref. GO Bonds	1.86%	06/01/2032	3,000	2,387,802
Louisiana (State of) Energy & Power Authority (LEPA Unit No. 1), Series 2021 A, Ref. RB, (INS - AGM)(a)	3.17%	06/01/2040	1,450	1,034,828
Louisiana (State of) Energy & Power Authority (LEPA Unit No. 1), Series 2021 A, Ref. RB, (INS - AGM)(a)	3.25%	06/01/2044	1,000	666,349
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (East Baton Rouge Sewerage Commission), Series 2020, Ref. RB, (INS - AGM)(a)	2.59%	02/01/2043	3,225	2,130,153
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (East Baton Rouge Sewerage Commission), Series 2020, Ref. RB, (INS - AGM)(a)	2.64%	02/01/2048	950	583,208
Louisiana (State of) Public Facilities Authority (LA Children’s Medical Center), Series 2020, RB, (INS - AGM)(a)	2.28%	06/01/2030	4,850	4,045,823
Louisiana (State of) Transportation Authority, Series 2021 A, Ref. RB	3.08%	08/15/2043	1,000	719,876
New Orleans (City of), LA, Series 2021, Ref. RB, (INS - AGM)(a)	2.84%	06/01/2041	1,400	1,012,923
New Orleans (City of), LA, Series 2021, Ref. RB, (INS - AGM)(a)	2.89%	12/01/2041	1,500	1,068,778
New Orleans (City of), LA, Series 2021, Ref. RB, (INS - AGM)(a)	2.94%	06/01/2045	870	590,954
New Orleans (City of), LA, Series 2021, Ref. RB, (INS - AGM)(a)	2.99%	12/01/2045	850	570,731

				19,651,523

Maine-0.05%
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 B, Ref. RB, (INS - AGM)(a)	3.12%	07/01/2043	1,000	717,763

Maryland-1.23%
Baltimore (City of), MD (Wastewater), Series 2020 A, Ref. RB	0.70%	07/01/2024	1,125	1,082,571
Baltimore (City of), MD (Wastewater), Series 2020 A, Ref. RB	0.85%	07/01/2025	1,000	925,743
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	0.70%	07/01/2024	1,000	960,211
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	0.85%	07/01/2025	1,400	1,289,877
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	1.14%	07/01/2026	760	680,283
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	1.34%	07/01/2027	1,000	873,264
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	1.58%	07/01/2028	605	517,970
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	2.81%	07/01/2040	1,000	733,371
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	2.86%	07/01/2043	1,345	919,542
Baltimore (County of), MD, Series 2010 C, GO Bonds	4.45%	11/01/2026	1,000	986,452
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	0.53%	08/01/2024	500	477,786
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	0.81%	08/01/2025	500	459,615
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	0.91%	08/01/2026	715	635,489
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	1.25%	08/01/2027	1,000	871,080
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	1.30%	08/01/2028	1,000	845,904
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	1.64%	08/01/2029	1,000	834,120
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	1.69%	08/01/2030	450	364,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland-(continued)
Maryland (State of) Health & Higher Educational Facilities Authority (University of Maryland Medical System), Series 2013 B, RB	4.67%	07/01/2036	$1,000	$947,141
Maryland (State of) Transportation Authority, Series 2010 B, RB	5.60%	07/01/2030	1,150	1,168,902
Maryland Community Development Administration, Series 2023 D, RB, (CEP - GNMA)	5.36%	09/01/2038	1,000	978,050
Maryland Community Development Administration, Series 2023 D, RB, (CEP - GNMA)	5.48%	09/01/2043	500	486,274
Maryland Community Development Administration, Series 2023 D, RB, (CEP - GNMA)	5.53%	03/01/2047	500	484,164
Maryland Economic Development Corp. (Seagirt Marine Terminal), Series 2019, RB	4.75%	06/01/2042	1,400	1,114,179

				18,636,938

Massachusetts-3.11%
Massachusetts (Commonwealth of), Series 2010 A, GO Bonds	4.48%	05/01/2024	4,300	4,269,782
Massachusetts (Commonwealth of), Series 2010 A, GO Bonds	4.91%	05/01/2029	7,715	7,765,698
Massachusetts (Commonwealth of), Series 2010 D, GO Bonds	4.50%	08/01/2031	1,950	1,914,798
Massachusetts (Commonwealth of), Series 2010, GO Bonds	4.68%	05/01/2026	2,400	2,376,261
Massachusetts (Commonwealth of), Series 2019 D, Ref. GO Bonds	2.81%	09/01/2043	1,000	721,399
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	0.70%	11/01/2025	2,000	1,822,242
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	0.99%	11/01/2026	1,000	887,457
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	1.14%	11/01/2027	3,000	2,596,137
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	1.37%	11/01/2028	2,500	2,126,257
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	1.67%	11/01/2031	1,950	1,536,876
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	1.87%	11/01/2033	1,850	1,405,064
Massachusetts (Commonwealth of) (Green Bonds), Series 2016 F, GO Bonds	3.28%	06/01/2046	1,500	1,175,002
Massachusetts (Commonwealth of) Bay Transportation Authority, Series 2010, RB	5.87%	07/01/2040	2,000	2,099,967
Massachusetts (Commonwealth of) Clean Water Trust (The), Series 2010, RB	5.19%	08/01/2040	820	818,899
Massachusetts (Commonwealth of) College Building Authority, Series 2009 C, RB, (CEP - Colorado Higher Education Intercept Program)	5.83%	05/01/2030	4,950	5,083,210
Massachusetts (Commonwealth of) Housing Finance Agency (Social Bonds), Series 2022 226, RB, (CEP - GNMA)	5.84%	12/01/2042	1,500	1,510,217
Massachusetts (Commonwealth of) Housing Finance Agency (Social Bonds), Series 2022 226, RB, (CEP - GNMA)	5.92%	12/01/2047	750	747,664
Massachusetts (Commonwealth of) Housing Finance Agency (Social Bonds), Series 2022 226, RB, (CEP - GNMA)	5.56%	12/01/2052	950	941,477
Massachusetts (Commonwealth of) Port Authority, Series 2021 C, Ref. RB	2.72%	07/01/2042	1,200	873,073
Massachusetts (Commonwealth of) Port Authority, Series 2021 C, Ref. RB	2.87%	07/01/2051	525	350,220
Massachusetts (Commonwealth of) School Building Authority, Series 2009, RB	5.72%	08/15/2039	350	369,797
Massachusetts (Commonwealth of) School Building Authority, Series 2020 C, Ref. RB	2.95%	05/15/2043	950	694,453
Massachusetts (Commonwealth of) Water Resources Authority (Green Bonds), Series 2019 F, Ref. RB	3.10%	08/01/2039	1,000	789,994
University of Massachusetts Building Authority, Series 2010 2, RB	4.55%	11/01/2025	1,450	1,428,579
University of Massachusetts Building Authority, Series 2021 2, Ref. RB	2.65%	11/01/2036	3,805	2,920,188

				47,224,711

Michigan-1.86%
Gerald R Ford International Airport Authority, Series 2023 A, RB	5.50%	01/01/2053	1,300	1,316,807
Great Lakes Water Authority, Series 2020 B, Ref. RB, (INS - AGM)(a)	2.62%	07/01/2036	1,800	1,413,715
Macomb (County of), MI, Series 2020, Ref. GO Bonds	1.67%	11/01/2029	2,900	2,421,493
Michigan (State of) Building Authority, Series 2020 II, Ref. RB	2.71%	10/15/2040	3,900	2,879,936
Michigan (State of) Finance Authority (Detroit Distributable State Aid Fifth Lien and LTGO Financial Recovery Refunding), Series 2018 D, RB	5.02%	11/01/2043	1,774	1,657,537
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department), Series 2016 C-1, Ref. RB	3.59%	11/01/2035	1,000	871,279
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	0.80%	09/01/2024	500	476,953
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	1.12%	09/01/2025	250	230,405
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	1.27%	09/01/2026	500	447,727
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	1.53%	09/01/2027	500	438,880
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	1.68%	09/01/2028	1,000	858,865
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	1.88%	09/01/2029	500	421,495
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	2.03%	09/01/2030	1,000	827,325
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	3.23%	09/01/2047	2,000	1,490,793

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan-(continued)
University of Michigan, Series 2010 A, RB	5.51%	04/01/2030	$250	$256,395
University of Michigan, Series 2020 B, RB	1.67%	04/01/2030	1,050	865,928
University of Michigan, Series 2022 A, RB	3.50%	04/01/2052	4,000	3,092,068
University of Michigan, Series 2022 A, RB	4.45%	04/01/2122	950	787,698
University of Michigan, Series 2022 C, Ref. RB	3.60%	04/01/2047	4,950	4,186,441
University of Michigan (Green Bonds), Series 2022 B, RB	3.50%	04/01/2052	1,133	875,828
Western Michigan University, Series 2021 B, Ref. RB, (INS - AGM)(a)	2.88%	11/15/2043	3,500	2,403,671

				28,221,239

Minnesota-0.43%
University of Minnesota, Series 2022, RB	4.05%	04/01/2052	4,950	4,301,386
Western Minnesota Municipal Power Agency, Series 2019 A, Ref. RB	3.23%	01/01/2046	2,950	2,192,835

				6,494,221

Mississippi-1.68%
Medical Center Educational Building Corp. (Captial Improvement), Series 2020, Ref. RB	2.92%	06/01/2041	4,000	2,893,030
Mississippi (State of), Series 2009 D, GO Bonds	5.54%	10/01/2029	2,735	2,802,280
Mississippi (State of), Series 2010 F, GO Bonds	5.25%	11/01/2034	950	963,051
Mississippi (State of), Series 2020 A, Ref. GO Bonds	0.94%	11/01/2026	4,500	3,993,377
Mississippi (State of), Series 2020 A, Ref. GO Bonds	1.04%	11/01/2027	5,000	4,306,902
Mississippi (State of), Series 2020 A, Ref. GO Bonds	1.63%	11/01/2031	7,500	5,944,705
Mississippi (State of), Series 2020 A, Ref. GO Bonds	1.73%	11/01/2032	4,000	3,110,537
Mississippi (State of), Series 2020 A, Ref. GO Bonds	1.78%	11/01/2033	1,900	1,445,247

				25,459,129

Missouri-1.26%
Curators of the University of Missouri (The), Series 2020, Ref. RB	2.01%	11/01/2027	1,260	1,131,995
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport), Series 2020, Ref. RB.	1.30%	03/01/2024	2,815	2,753,403
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport), Series 2020, Ref. RB.	1.40%	03/01/2025	2,900	2,722,968
Missouri (State of) Health & Educational Facilities Authority (St. Louis University), Series 2019 B, RB	4.20%	10/01/2049	4,900	4,006,073
Missouri (State of) Highway & Transportation Commission, Series 2009 C, RB	5.06%	05/01/2024	950	946,652
Missouri (State of) Highway & Transportation Commission, Series 2010 B, RB	5.02%	05/01/2025	950	943,069
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State), Series 2009 A, RB	6.89%	01/01/2042	4,950	5,524,199
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State), Series 2010 A, RB	7.60%	01/01/2032	920	1,012,638

				19,040,997

Montana-0.12%
Montana (State of) Facility Finance Authority (Benefis Health Systems Obligated Group), Series 2021 B, RB	3.25%	08/15/2051	1,450	963,467
Montana (State of) Facility Finance Authority (Billings Clinic Obligated Group), Series 2021, RB	3.00%	08/15/2051	1,500	930,409

				1,893,876

Nebraska-0.29%
Omaha Public Facilities Corp., Series 2017, RB	4.35%	02/01/2047	1,735	1,500,007
University of Nebraska Facilities Corp. (The), Series 2019 A, Ref. RB	3.04%	10/01/2049	3,950	2,866,008

				4,366,015

Nevada-0.44%
Clark (County of), NV, Series 2010 A, GO Bonds	6.55%	07/01/2030	1,295	1,372,975
Clark (County of), NV, Series 2010 A, GO Bonds	6.75%	07/01/2038	1,620	1,834,517
Washoe (County of), NV (Streets & Highways), Series 2010 H, RB	7.45%	02/01/2040	3,000	3,517,384

				6,724,876

New Hampshire-0.44%
New Hampshire (State of) Business Finance Authority (Birmingham Care Center), Series 2021, RB	3.78%	01/01/2036	1,200	923,622
New Hampshire (State of) Business Finance Authority (Butler Health Care Center), Series 2020, RB	3.28%	10/01/2037	2,890	1,912,805

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Hampshire-(continued)
New Hampshire (State of) Business Finance Authority (Lease), Series 2021, Ref. RB	3.30%	04/01/2032	$2,900	$2,220,851
New Hampshire (State of) Business Finance Authority (VA Eugene Health Care Center), Series 2020, Ref. RB	3.18%	01/01/2036	1,930	1,350,298
New Hampshire (State of) Turnpike System, Series 2009 A, RB	6.01%	11/01/2039	200	214,619

				6,622,195

New Jersey-3.33%
Camden (County of), NJ Improvement Authority (The) (County Capital Program), Series 2009 A, RB	6.18%	01/15/2027	245	247,669
New Jersey (State of) Economic Development Authority, Series 2007 A-2, RB, (INS - AGC)(a)	6.31%	07/01/2026	1,115	1,120,301
New Jersey (State of) Economic Development Authority (Green Bonds), Series 2023, RB	5.40%	03/01/2033	250	250,597
New Jersey (State of) Educational Facilities Authority (New Jersey City University), Series 2010 G, RB	6.19%	07/01/2040	3,000	2,447,945
New Jersey (State of) Educational Facilities Authority (New Jersey City University), Series 2021, Ref. RB, (INS - AGM)(a)	4.43%	07/01/2051	1,950	1,540,213
New Jersey (State of) Educational Facilities Authority (Seton Hall University), Series 2020 D, RB, (INS - AGM)(a)	3.96%	07/01/2048	1,400	1,028,811
New Jersey (State of) Transportation Trust Fund Authority, Series 2010 B, RB	6.56%	12/15/2040	7,455	8,354,792
New Jersey (State of) Transportation Trust Fund Authority, Series 2010 C, RB	5.75%	12/15/2028	1,940	1,966,225
New Jersey (State of) Transportation Trust Fund Authority, Series 2019, Ref. RB	4.13%	06/15/2042	1,000	838,426
New Jersey (State of) Turnpike Authority, Series 2010 A, RB	7.10%	01/01/2041	900	1,076,885
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	0.90%	01/01/2025	500	470,881
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	1.05%	01/01/2026	7,725	7,028,272
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	1.28%	01/01/2027	500	443,559
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	1.48%	01/01/2028	80	69,420
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	1.71%	01/01/2029	200	170,516
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	1.81%	01/01/2030	500	416,119
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	1.86%	01/01/2031	500	405,436
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	2.78%	01/01/2040	1,000	724,780
New Jersey Institute of Technology, Series 2020 B, Ref. RB	3.42%	07/01/2042	4,000	3,198,016
Passaic (County of), NJ Improvement Authority (The), Series 2010, RB	6.54%	08/01/2031	1,000	1,001,113
Passaic (County of), NJ Valley Water Commission, Series 2009, RB	7.57%	12/15/2029	500	548,803
Passaic (County of), NJ Valley Water Commission, Series 2009, RB	7.82%	12/15/2039	450	541,528
Rutgers The State University of New Jersey, Series 2010 H, RB	5.55%	05/01/2029	775	785,718
Rutgers The State University of New Jersey, Series 2019 R, Ref. RB	3.27%	05/01/2043	3,500	2,683,942
Rutgers The State University of New Jersey, Series 2020 S, Ref. RB	2.56%	05/01/2040	6,000	4,334,261
Rutgers The State University of New Jersey, Series 2020 S, Ref. RB	2.68%	05/01/2046	5,000	3,301,475
South Jersey Port Corp., Series 2009, RB	7.37%	01/01/2040	4,950	5,502,304

				50,498,007

New Mexico-0.11%
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare), Series 2017, RB	4.41%	08/01/2046	1,950	1,626,250

New York-13.18%
Metropolitan Transportation Authority, Series 2009, RB	5.87%	11/15/2039	335	337,516
Metropolitan Transportation Authority, Series 2009, RB	7.34%	11/15/2039	1,965	2,390,170
Metropolitan Transportation Authority, Series 2010 A-2, RB	6.09%	11/15/2040	2,500	2,671,257
Metropolitan Transportation Authority, Series 2010 E, RB	6.81%	11/15/2040	6,425	6,968,315
Metropolitan Transportation Authority, Series 2010, RB	6.65%	11/15/2039	1,750	1,850,328
Metropolitan Transportation Authority, Series 2010, RB	6.67%	11/15/2039	7,250	7,842,700
Metropolitan Transportation Authority, Series 2010, RB	6.69%	11/15/2040	3,745	4,003,113
Monroe County Industrial Development Corp. (University of Rochester), Series 2020, RB	2.85%	07/01/2050	3,000	1,783,714
New York & New Jersey (States of) Port Authority, One Hudred Sixty Eigh Series 2011, RB	4.93%	10/01/2051	5,385	5,197,827
New York & New Jersey (States of) Port Authority, One Hundred and Seventy Fourth Series 2012, RB.	4.46%	10/01/2062	1,225	1,092,803
New York & New Jersey (States of) Port Authority, Series 2021, RB.	3.14%	02/15/2051	2,000	1,448,413
New York & New Jersey (States of) Port Authority, Two Hundred First Series 2017, RB	4.23%	10/15/2057	2,675	2,255,151

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York & New Jersey (States of) Port Authority, Two Hundred Thirty Ninth Series 2023, Ref. RB	5.07%	07/15/2053	$7,000	$6,935,341
New York & New Jersey (States of) Port Authority, Two Hundred Twenty Fifth Series 2021, RB	3.18%	07/15/2060	1,000	658,755
New York (City of), NY, Series 2009 D-1, GO Bonds	5.99%	12/01/2036	1,400	1,473,486
New York (City of), NY, Series 2009, GO Bonds	5.21%	10/01/2031	6,000	6,036,134
New York (City of), NY, Series 2010 F-1, GO Bonds	6.27%	12/01/2037	7,870	8,628,746
New York (City of), NY, Series 2010 G-1, GO Bonds	5.97%	03/01/2036	8,395	8,902,621
New York (City of), NY, Series 2010 H-1, GO Bonds	5.65%	06/01/2027	950	960,878
New York (City of), NY, Series 2010 H-1, GO Bonds	5.85%	06/01/2040	5,000	5,257,844
New York (City of), NY, Series 2020 D-3, GO Bonds	2.22%	03/01/2035	6,930	5,204,264
New York (City of), NY, Subseries 2019 A-2, GO Bonds	2.13%	08/01/2024	9,000	8,730,331
New York (City of), NY, Subseries 2019 A-2, GO Bonds	2.63%	08/01/2028	10,000	9,007,393
New York (City of), NY (Social Bonds), Series 2022, GO Bonds	5.26%	10/01/2052	1,550	1,621,846
New York (City of), NY Educational Construction Fund, Series 2010 A, RB	6.00%	04/01/2035	1,950	2,076,694
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2020, Ref. RB, (INS - AGM)(a)	2.68%	03/01/2033	2,000	1,604,809
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2020, Ref. RB, (INS - AGM)(a)	2.73%	03/01/2034	3,000	2,366,233
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2020, Ref. RB, (INS - AGM)(a)	2.78%	03/01/2035	3,000	2,326,650
New York (City of), NY Municipal Water Finance Authority, Series 2010 GG, RB	5.72%	06/15/2042	4,460	4,761,215
New York (City of), NY Transitional Finance Authority, Series 2009, RB	5.77%	08/01/2036	1,100	1,135,810
New York (City of), NY Transitional Finance Authority, Series 2010 G-3, RB	5.27%	05/01/2027	4,000	4,030,159
New York (City of), NY Transitional Finance Authority, Series 2010 S-1B, RB	6.83%	07/15/2040	3,610	4,055,397
New York (City of), NY Transitional Finance Authority, Series 2010, RB	5.51%	08/01/2037	1,525	1,563,171
New York (City of), NY Transitional Finance Authority, Series 2017 A-3, RB	2.45%	05/01/2027	1,000	920,246
New York (City of), NY Transitional Finance Authority, Series 2019 B-2, RB	2.11%	11/01/2024	950	914,187
New York (State of) Dormitory Authority, Series 2009 F, RB	5.29%	03/15/2025	200	199,324
New York (State of) Dormitory Authority, Series 2009, RB	5.63%	03/15/2039	1,200	1,242,566
New York (State of) Dormitory Authority, Series 2010 D, RB	5.00%	03/15/2024	2,100	2,091,177
New York (State of) Dormitory Authority, Series 2010 D, RB	5.50%	03/15/2030	2,760	2,777,514
New York (State of) Dormitory Authority, Series 2010 H, RB	5.29%	03/15/2033	1,345	1,339,774
New York (State of) Dormitory Authority, Series 2010 H, RB	5.39%	03/15/2040	1,800	1,810,188
New York (State of) Dormitory Authority, Series 2019 B, Ref. RB	3.14%	07/01/2043	1,900	1,505,135
New York (State of) Dormitory Authority, Series 2020 F, Ref. RB	3.19%	02/15/2043	4,900	3,775,148
New York (State of) Dormitory Authority, Series 2021 B, Ref. RB(b)	0.58%	03/15/2024	500	487,456
New York (State of) Dormitory Authority, Series 2021 B, Ref. RB(b)	1.06%	03/15/2025	500	469,704
New York (State of) Dormitory Authority, Series 2021 B, Ref. RB(b)	1.26%	03/15/2026	2,000	1,826,229
New York (State of) Dormitory Authority, Series 2021 C, RB(b)	0.49%	03/15/2024	1,000	974,455
New York (State of) Dormitory Authority, Series 2021 C, RB(b)	0.89%	03/15/2025	900	843,185
New York (State of) Dormitory Authority, Series 2021 C, RB(b)	1.19%	03/15/2026	1,000	911,353
New York (State of) Dormitory Authority, Series 2021 C, RB(b)	1.54%	03/15/2027	1,000	894,470
New York (State of) Dormitory Authority, Series 2021 C, RB	1.75%	03/15/2028	1,000	880,187
New York (State of) Dormitory Authority, Series 2021 C, RB	1.95%	03/15/2029	900	780,008
New York (State of) Dormitory Authority, Series 2021 C, RB	2.05%	03/15/2030	1,000	849,407
New York (State of) Dormitory Authority, Series 2021 C, RB	2.15%	03/15/2031	1,000	834,135
New York (State of) Dormitory Authority, Series 2021 C, RB	2.25%	03/15/2032	1,000	821,111
New York (State of) Dormitory Authority, Series 2021 C, RB	2.20%	03/15/2034	900	709,591
New York (State of) Dormitory Authority (Barnard College), Series 2022 B, Ref. RB	5.97%	07/01/2042	3,000	2,865,118
New York (State of) Dormitory Authority (New York University), Series 2018 B, RB	4.85%	07/01/2048	5,000	4,633,066
New York (State of) Dormitory Authority (New York University), Series 2020 B, Ref. RB	2.77%	07/01/2043	5,000	3,497,002
New York (State of) Dormitory Authority (New York University) (Green Bonds), Series 2019 B-2, RB	4.01%	07/01/2049	3,000	2,416,415
New York (State of) Thruway Authority, Series 2019 M, Ref. RB	2.90%	01/01/2035	5,000	4,187,367
New York City Housing Development Corp. (Sustainability Bonds), Series 2021 B, RB	2.95%	11/01/2041	4,900	3,421,102
New York State Environmental Facilities Corp., Series 2010 B, RB	5.71%	06/15/2030	950	989,955
New York State Urban Development Corp., Series 2010 B, RB	5.84%	03/15/2040	1,950	2,004,472
New York State Urban Development Corp., Series 2020 F, Ref. RB	1.80%	03/15/2031	5,000	4,041,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York State Urban Development Corp., Series 2020 F, Ref. RB	1.90%	03/15/2032	$4,850	$3,826,114
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.47%	07/01/2028	2,950	2,720,383
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.57%	07/01/2029	1,950	1,771,831
New York Transportation Development Corp. (MTA ADA Upgrades) (Sustainability Bonds), Series 2023, RB	6.97%	06/30/2051	5,000	4,859,010
Triborough Bridge & Tunnel Authority, Series 2009 B, RB	5.50%	11/15/2039	2,715	2,753,852
Triborough Bridge & Tunnel Authority, Series 2010, RB	5.45%	11/15/2032	2,230	2,274,567
Western Nassau County Water Authority, Series 2010 B, RB	6.70%	04/01/2040	500	548,697

				199,845,772

North Carolina-0.04%
University of North Carolina at Chapel Hill, Series 2016 C, Ref. RB	3.33%	12/01/2036	760	669,173

Ohio-2.92%
American Municipal Power, Inc. (Combined Hydroelectric), Series 2010 B, RB	8.08%	02/15/2050	7,880	10,493,831
American Municipal Power, Inc. (Meldahl Hydroelectric), Series 2010 B, RB	7.50%	02/15/2050	3,295	3,993,147
American Municipal Power, Inc. (Meldahl Hydroelectric), Series 2010 E, RB	6.27%	02/15/2050	1,950	2,087,551
American Municipal Power, Inc. (OH Combined Hydroelectric), Series 2009 B, RB	6.45%	02/15/2044	2,000	2,187,501
American Municipal Power, Inc. (Prairie State Energy Campus), Series 2009 C, RB	6.05%	02/15/2043	8,005	8,445,398
American Municipal Power, Inc. (Prairie State Energy Campus), Series 2010, RB	5.94%	02/15/2047	1,000	1,046,668
Buckeye Tobacco Settlement Financing Authority, Series 2020 A-1, Ref. RB	1.95%	06/01/2026	1,000	908,698
Cleveland (City of), OH, Series 2014, Ref. RB(b)(c)	5.50%	11/15/2024	900	900,885
Columbus (City of), OH Regional Airport Authority, Series 2019, RB	4.20%	12/15/2048	1,000	812,872
Cuyahoga (County of), OH (MetroHealth System), Series 2010 B, RB	8.22%	02/15/2040	950	1,057,173
Franklin (County of), OH Convention Facilities Authority, Series 2010 B, RB	6.39%	12/01/2030	1,000	1,057,692
Franklin (County of), OH Convention Facilities Authority, Series 2010 B, RB	6.54%	12/01/2036	1,070	1,172,110
JobsOhio Beverage System, Series 2020 A, Ref. RB	2.83%	01/01/2038	2,000	1,572,829
JobsOhio Beverage System, Series 2023, RB	4.43%	01/01/2033	2,900	2,838,555
Ohio (State of) (Cleveland Clinic Health System Obligated Group), Series 2017 B, Ref. RB	3.70%	01/01/2043	1,000	822,726
Ohio State University (The), Series 2014, RB	5.59%	12/01/2114	950	879,804
Ohio State University (The), Series 2016 A, RB	3.80%	12/01/2046	950	764,871
Ohio State University (The), Series 2020, Ref. RB	3.02%	12/01/2050	5,000	3,194,215

				44,236,526

Oklahoma-1.16%
Oklahoma (City of), OK Water Utilities Trust, Series 2022, Ref. RB	4.64%	07/01/2042	950	882,460
Oklahoma (State of) Development Finance Authority (OK Natural Gas Co.), Series 2022, RB	4.38%	11/01/2045	3,350	3,166,529
Oklahoma (State of) Development Finance Authority (OK Natural Gas Co.), Series 2022, RB	4.71%	05/01/2052	5,000	4,812,658
Oklahoma (State of) Development Finance Authority (Public Service Co. of Oklahama), Series 2022, RB	4.62%	06/01/2044	4,950	4,764,665
Oklahoma (State of) Municipal Power Authority, Series 2021 B, Ref. RB, (INS - AGM)(a)	2.80%	01/01/2041	1,000	723,794
Oklahoma (State of) Turnpike Authority, Series 2020 B, Ref. RB	0.80%	01/01/2024	2,000	1,969,863
Oklahoma (State of) Turnpike Authority, Series 2020 B, Ref. RB	0.90%	01/01/2025	1,400	1,319,943

				17,639,912

Oregon-1.54%
Metro, Series 2019, GO Bonds	3.25%	06/01/2028	9,950	9,219,222
Morrow (Port of), OR (Bonneville Cooperation Project No. 4), Series 2016, RB	2.99%	09/01/2036	1,850	1,505,870
Oregon (State of), Series 2003, GO Bonds	5.89%	06/01/2027	1,900	1,936,246
Oregon (State of) Department of Transportation, Series 2010 A, RB	5.83%	11/15/2034	950	1,023,039
Oregon (State of) Department of Transportation, Series 2020 B, Ref. RB	1.66%	11/15/2031	4,000	3,174,486
Oregon (State of) Facilities Authority (Willamette University), Series 2021 B, RB	4.10%	10/01/2041	1,000	748,769
Oregon State University, Series 2019, RB	4.05%	04/01/2052	3,950	3,090,172
Oregon State University, Series 2020, RB, (INS - BAM)(a)	3.42%	03/01/2060	2,620	1,860,059
Portland (Port of), OR (Portland International Airport), Series 2019, RB	4.24%	07/01/2049	950	759,409

				23,317,272

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-2.25%
Allegheny (County of), PA, Series 2020 C-79, Ref. GO Bonds	2.09%	11/01/2033	$900	$695,870
Commonwealth Financing Authority, Series 2010 C-2, RB	5.59%	06/01/2030	2,000	2,051,828
Commonwealth Financing Authority, Series 2019 A, RB	3.81%	06/01/2041	5,000	4,223,651
Commonwealth Financing Authority, Series 2019 A, RB, (INS - AGM)(a)	3.66%	06/01/2038	2,000	1,723,911
Commonwealth Financing Authority, Series 2020 C, Ref. RB	3.53%	06/01/2042	900	725,076
Commonwealth Financing Authority, Series 2021 A, RB	2.99%	06/01/2042	900	664,892
Erie (City & County of), PA Water Authority, Series 2020 C, RB, (INS - AGM)(a)	3.46%	06/01/2060	3,140	2,110,707
Lehigh (County of), PA Authority, Series 2020, Ref. RB, (INS - BAM)(a)	3.23%	12/01/2050	1,000	688,986
Lehigh (County of), PA Authority, Series 2020, Ref. RB, (INS - BAM)(a)	3.48%	12/01/2055	1,000	698,523
Lehigh (County of), PA Authority, Series 2020, Ref. RB, (INS - BAM)(a)	3.63%	12/01/2059	2,500	1,765,318
Pennsylvania (Commonwealth of), Series 2010 B, GO Bonds	4.65%	02/15/2026	3,120	3,088,840
Pennsylvania (Commonwealth of) Economic Development Financing Authority (State System Higher Education), Series 2021, RB	2.85%	06/15/2036	1,000	795,872
Pennsylvania (Commonwealth of) Economic Development Financing Authority (State System Higher Education), Series 2021, RB	3.14%	06/15/2042	900	709,472
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority, Series 2010, RB	6.14%	04/01/2030	950	983,862
Pennsylvania (Commonwealth of) Turnpike Commission, First Series 2020, Ref. RB	3.44%	12/01/2043	2,900	2,198,401
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2009, RB	6.11%	12/01/2039	1,393	1,513,929
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2020 A, Ref. RB	3.42%	12/01/2041	4,950	3,870,774
Philadelphia (City of), PA Authority for Industrial Development, Series 2021, Ref. RB	0.94%	04/15/2024	750	728,771
Philadelphia (City of), PA Authority for Industrial Development, Series 2021, Ref. RB	1.43%	04/15/2025	500	469,303
Philadelphia School District (The), Series 2010 B, GO Bonds.	6.62%	06/01/2030	950	996,714
Pocono Mountains Industrial Park Authority (St. Luke’s University Health Network), Series 2018, RB	5.05%	08/15/2049	1,500	1,327,894
University of Pittsburgh-of the Commonwealth System of Higher Education, Series 2017 C, Ref. RB	3.01%	09/15/2041	2,750	2,120,132

				34,152,726

South Carolina-0.93%
Charleston Educational Excellence Finance Corp. (Charleston County School), Series 2020, Ref. RB	1.42%	12/01/2027	1,000	870,136
Columbia (City of), SC, Series 2021 B, Ref. RB	3.01%	02/01/2049	1,545	1,057,221
South Carolina (State of) Jobs-Economic Development Authority (Conway Hospital, Inc.), Series 2020, RB, (INS - AGM)(a)	2.73%	07/01/2030	5,500	4,601,548
South Carolina (State of) Public Service Authority, Series 2010 C, RB	6.45%	01/01/2050	4,950	5,361,394
South Carolina Student Loan Corp., Series 2020 A, RB	3.59%	12/01/2039	2,380	2,265,147

				14,155,446

South Dakota-0.05%
South Dakota (State of) Health & Educational Facilities Authority (Avera Health), Series 2019 B, Ref. RB	3.69%	07/01/2042	950	743,582

Tennessee-0.56%
Memphis (City of), TN, Series 2010, GO Bonds	6.04%	07/01/2034	1,000	1,076,145
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2021 B, Ref. GO Bonds	1.39%	07/01/2030	100	79,340
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2021 B, Ref. GO Bonds	1.49%	07/01/2031	100	77,288
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2021 B, Ref. GO Bonds	1.59%	07/01/2032	125	94,358
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2021 B, Ref. GO Bonds	1.79%	07/01/2034	200	145,054
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2016 B, RB	4.05%	07/01/2026	1,000	966,122
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2016, Ref. RB	3.44%	10/01/2046	950	738,243
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2021 B, RB	3.24%	07/01/2052	2,500	1,573,942

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

111

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Tennessee-(continued)
Nashville (City of) & Davidson (County of), TN Metropolitan Government of Convention Center Authority, Series 2010 B, RB.	6.73%	07/01/2043	$1,000	$1,126,411
Nashville (City of) & Davidson (County of), TN Metropolitan Government Sports Authority (Stadium), Series 2023 D, RB	5.45%	07/01/2043	1,000	1,028,717
Nashville (City of) & Davidson (County of), TN Metropolitan Government Sports Authority (Stadium), Series 2023 D, RB	5.60%	07/01/2056	1,500	1,562,716

				8,468,336

Texas-10.23%
Austin (City of), TX, Series 2021, Ref. RB, (INS - AGM)(a)	2.86%	11/15/2042	2,485	1,772,525
Board of Regents of the University of Texas System (Build America Bonds), Series 2010 C, RB	4.64%	08/15/2030	10,000	9,910,167
Board of Regents of the University of Texas System (Build America Bonds), Series 2010 C, RB	4.79%	08/15/2046	1,000	992,818
Board of Regents of the University of Texas System (Build America Bonds), Series 2010 D, RB	5.13%	08/15/2042	900	899,836
Channelview Independent School District, Series 2010 B, GO Bonds, (CEP - Texas Permanent School Fund)	5.93%	08/15/2035	2,000	2,004,220
Colony Local Development Corp., Series 2013 A, RB, (INS - BHAC)(a)	4.88%	10/01/2047	950	849,408
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2019 A, Ref. RB	1.94%	11/01/2023	300	298,281
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2020 C, Ref. RB	1.33%	11/01/2025	3,250	2,993,956
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2020 C, Ref. RB	1.65%	11/01/2026	2,400	2,170,664
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2020 C, Ref. RB	2.92%	11/01/2050	900	647,583
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	1.01%	11/01/2024	2,000	1,899,478
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	1.30%	11/01/2025	1,000	920,533
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	1.53%	11/01/2026	1,000	900,864
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	1.73%	11/01/2027	1,000	884,483
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	1.93%	11/01/2028	750	652,591
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	2.04%	11/01/2029	2,000	1,704,421
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	2.14%	11/01/2030	2,000	1,671,302
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	2.74%	11/01/2035	2,000	1,581,868
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	2.87%	11/01/2037	1,500	1,156,505
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2021, Ref. RB	2.84%	11/01/2046	2,500	1,792,719
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2022 A, RB	4.09%	11/01/2051	1,500	1,273,630
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2022 A, RB	4.51%	11/01/2051	2,400	2,155,430
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2023 A, Ref. RB	5.00%	11/01/2042	800	788,277
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport), Series 2023 A, Ref. RB	5.05%	11/01/2047	500	491,157
Dallas (City of), TX Area Rapid Transit, Series 2021 A, Ref. RB	2.61%	12/01/2048	900	609,683
Dallas (City of), TX Independent School District, Series 2010 C, GO Bonds, (CEP - Texas Permanent School Fund)	6.45%	02/15/2035	5,120	5,164,847
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2024	950	937,447
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2025	250	244,476

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2026	$900	$876,567
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2027	250	242,746
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2028	950	918,066
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2029	450	431,636
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	1.94%	08/15/2030	1,000	829,204
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	2.01%	08/15/2031	1,000	811,764
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	2.09%	08/15/2032	250	199,069
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	2.19%	08/15/2034	250	191,619
Dallas Convention Center Hotel Development Corp., Series 2009, RB	7.09%	01/01/2042	2,730	3,034,457
Denison Independent School District, Series 2020, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	2.74%	08/01/2041	5,500	3,917,374
El Paso (City of), TX, Series 2014, Ref. GO Bonds	5.18%	08/15/2034	1,000	974,592
Fort Worth (City of), TX, Series 2017 B, RB	4.09%	03/01/2037	1,035	913,100
Harris (County of) & Houston (City of), TX Sports Authority, Series 2020 B, Ref. RB, (INS - AGM)(a)	3.71%	11/15/2056	4,000	2,722,642
Harris (County of) & Houston (City of), TX Sports Authority, Series 2020 C, Ref. RB, (INS - AGM)(a)	3.86%	11/15/2040	2,155	1,743,286
Houston (City of), TX, Series 2017, GO Bonds	3.96%	03/01/2047	900	783,679
Houston (City of), TX, Series 2020 C, Ref. RB	1.82%	07/01/2027	1,000	890,015
Midland (City of), TX, Series 2022 A, Ref. GO Bonds	4.52%	03/01/2042	3,000	2,781,510
Midland (City of), TX, Series 2022 A, Ref. GO Bonds	4.67%	03/01/2050	2,950	2,746,629
North Texas Tollway Authority, Series 2009 B, RB.	6.72%	01/01/2049	1,700	2,048,275
North Texas Tollway Authority, Series 2020, Ref. RB	3.08%	01/01/2042	500	373,733
North Texas Tollway Authority, Series 2021, Ref. RB	3.01%	01/01/2043	950	697,240
San Antonio (City of), TX, Series 2016, Ctfs. Of Obligation	2.93%	02/01/2046	1,345	949,395
San Antonio (City of), TX, Series 2020, Ref. GO Bonds	0.84%	02/01/2025	10,000	9,398,342
San Antonio (City of), TX, Series 2022, GO Bonds	4.53%	02/01/2042	2,000	1,767,870
Tarrant County Cultural Education Facilities Finance Corp. (Hendrick Medical Center Obligated Group), Series 2021, Ref. RB, (INS - AGM)(a)	3.29%	09/01/2040	500	369,831
Tarrant County Cultural Education Facilities Finance Corp. (Hendrick Medical Center Obligated Group), Series 2021, Ref. RB, (INS - AGM)(a)	3.42%	09/01/2050	900	601,355
Texas (State of), Series 2009, GO Bonds	5.52%	04/01/2039	6,580	6,881,833
Texas (State of), Series 2019, Ref. GO Bonds.	3.21%	04/01/2044	1,000	794,127
Texas (State of), Series 2021 A, Ref. GO Bonds	0.51%	10/01/2023	1,000	996,471
Texas (State of), Series 2021 A, Ref. GO Bonds	5.00%	10/01/2025	950	951,796
Texas (State of), Series 2021 A, Ref. GO Bonds	5.00%	10/01/2026	1,450	1,463,560
Texas (State of), Series 2021 A, Ref. GO Bonds	5.00%	10/01/2027	3,175	3,229,054
Texas (State of), Series 2021 A, Ref. GO Bonds	5.00%	10/01/2028	3,250	3,319,554
Texas (State of), Series 2021 A, Ref. GO Bonds	4.00%	10/01/2029	1,790	1,736,172
Texas (State of), Series 2021 A, Ref. GO Bonds	1.84%	10/01/2030	1,780	1,484,042
Texas (State of), Series 2021 A, Ref. GO Bonds	1.94%	10/01/2031	1,595	1,306,987
Texas (State of), Series 2021 B, Ref. GO Bonds	0.51%	10/01/2023	1,000	996,471
Texas (State of), Series 2021 B, Ref. GO Bonds	0.79%	10/01/2024	1,000	952,932
Texas (State of), Series 2021 B, Ref. GO Bonds	5.00%	10/01/2025	1,000	1,001,890
Texas (State of), Series 2021 B, Ref. GO Bonds	5.00%	10/01/2026	1,570	1,584,682
Texas (State of), Series 2021 B, Ref. GO Bonds	5.00%	10/01/2027	2,730	2,776,478
Texas (State of), Series 2021 B, Ref. GO Bonds	5.00%	10/01/2028	1,585	1,618,921
Texas (State of), Series 2021 B, Ref. GO Bonds	3.00%	10/01/2029	3,655	3,353,216
Texas (State of), Series 2021 B, Ref. GO Bonds	1.84%	10/01/2030	4,200	3,501,673
Texas (State of), Series 2021 B, Ref. GO Bonds	1.94%	10/01/2031	1,000	819,428

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

113

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Texas (State of), Series 2021 B, Ref. GO Bonds	2.04%	10/01/2032	$1,570	$1,269,763
Texas (State of), Series 2021 B, Ref. GO Bonds	2.14%	10/01/2033	1,000	798,688
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB	3.03%	08/15/2041	1,950	1,390,964
Texas (State of) Transportation Commission State Highway Fund, Series 2010 B, RB	5.03%	04/01/2026	1,525	1,523,717
Texas (State of) Transportation Commission State Highway Fund, Series 2010 B, RB	5.18%	04/01/2030	11,765	11,851,726
Texas A&M University, Series 2019 A, RB	4.20%	05/15/2048	2,450	2,101,909
Texas A&M University, Series 2019 B, Ref. RB	2.62%	05/15/2029	2,950	2,638,795
Texas A&M University, Series 2021 B, RB	2.81%	05/15/2041	1,000	731,697
Texas Natural Gas Securitization Finance Corp., Series 2023 A-1, RB	5.10%	04/01/2035	1,000	998,818
Uptown Development Authority, Series 2021 B, RB, (INS - AGM)(a)	3.46%	09/01/2040	1,160	874,603
Waco Educational Finance Corp. (Baylor University), Series 2020, Ref. RB	2.84%	03/01/2040	4,900	3,636,319

				155,169,451

Utah-0.97%
Salt Lake (County of), UT Municipal Building Authority, Series 2009 B, RB	5.82%	12/01/2029	500	511,027
Utah (State of), Series 2009 D, GO Bonds	4.55%	07/01/2024	150	149,039
Utah (State of), Series 2010 B, GO Bonds	3.54%	07/01/2025	1,050	1,030,302
Utah (State of) Transit Authority, Series 2009 B, RB	5.94%	06/15/2039	1,765	1,880,429
Utah (State of) Transit Authority (Green Bonds), Series 2021, Ref. RB	1.72%	12/15/2027	4,000	3,531,679
Utah (State of) Transit Authority (Green Bonds), Series 2021, Ref. RB	1.82%	12/15/2028	3,950	3,413,428
Utah (State of) Transit Authority (Green Bonds), Series 2021, Ref. RB	1.94%	12/15/2029	4,900	4,147,302

				14,663,206

Virgin Islands-0.42%
Virgin Islands (Government of) Water & Power Authority (Electric System), Series 2010 C, RB, (INS - AGM)(a)	6.85%	07/01/2035	5,745	6,360,581

Virginia-0.42%
Virginia (Commonwealth of) Housing Development Authority, Series 2019 A, RB	2.95%	10/25/2049	1,714	1,453,065
Virginia (Commonwealth of) Housing Development Authority, Series 2020 B, RB	2.75%	10/25/2046	1,237	1,056,966
Virginia (Commonwealth of) Housing Development Authority, Series 2020 C, RB	3.83%	04/01/2055	1,600	1,181,188
Virginia (Commonwealth of) Housing Development Authority, Series 2020 F, RB	3.28%	07/01/2050	1,990	1,350,640
Virginia (Commonwealth of) Transportation Board, Series 2010, RB	4.70%	05/15/2024	1,395	1,385,371

				6,427,230

Washington-2.07%
Benton (County of), WA Public Utility District No. 1, Series 2010, RB	6.55%	11/01/2030	650	701,306
Central Puget Sound Regional Transit Authority (Build America Bonds), Series 2009 S-2T, RB	5.49%	11/01/2039	1,805	1,876,643
Cowlitz (County of), WA Public Utility District No. 1, Series 2010, RB	6.88%	09/01/2032	6,450	7,125,750
Douglas (County of), WA Public Utility District No. 1, Series 2010 1-B, RB	5.25%	09/01/2030	1,380	1,395,047
Grant (County of), WA Public Utility District No. 2 (Preist Rapids Hydroelectric), Series 2010 L, Ref. RB	5.73%	01/01/2030	2,450	2,549,875
Grant (County of), WA Public Utility District No. 2 (Preist Rapids Hydroelectric), Series 2010 L, Ref. RB	5.83%	01/01/2040	2,750	2,877,100
King (County of), WA, Series 2020 B, Ref. RB	1.30%	01/01/2028	1,000	865,666
King (County of), WA, Series 2020 B, Ref. RB	1.46%	01/01/2029	5,915	5,006,082
Seattle (Port of), WA, Series 2017, Ref. RB	3.76%	05/01/2036	500	441,851
Tacoma (City of), WA, Series 2010 B, RB	5.37%	12/01/2030	1,000	1,012,681
Tacoma (City of), WA, Series 2010 B, RB, (INS - AGM)(a)	5.79%	01/01/2032	2,570	2,736,244
University of Washington, Series 2021 B, Ref. RB	2.62%	04/01/2042	1,950	1,355,440
Washington (State of), Series 2010 B, GO Bonds	5.09%	08/01/2033	1,950	1,968,540
Washington (State of) Biomedical Research Facilities 3, Series 2010 B, RB	6.42%	07/01/2030	1,350	1,420,106

				31,332,331

West Virginia-0.08%
Tobacco Settlement Finance Authority, Series 2020, Ref. RB	4.31%	06/01/2049	1,650	1,263,940

Wisconsin-0.66%
Wisconsin (State of), Series 2017 A, Ref. RB	3.95%	05/01/2036	2,950	2,705,940
Wisconsin (State of), Series 2020 A, Ref. RB	2.50%	05/01/2032	1,900	1,588,355

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin-(continued)
Wisconsin (State of), Series 2020-2, Ref. GO Bonds(b)	1.88%	05/01/2025	$845	$799,457
Wisconsin (State of), Series 2021 3, Ref. GO Bonds(b)	0.65%	05/01/2025	405	375,415
Wisconsin (State of), Series 2021, Ref. GO Bonds	0.36%	05/01/2024	900	870,576
Wisconsin (State of), Series 2021, Ref. GO Bonds	0.80%	05/01/2026	900	806,857
Wisconsin (State of) Center District, Series 2020 B, Ref. RB, (INS - AGM)(a)	4.17%	12/15/2050	1,950	1,556,213
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center), Series 2020, RB, (INS - AGM)(a)	3.09%	06/01/2050	2,000	1,274,925

				9,977,738

Total Municipal Obligations (Cost $1,717,200,278)				1,483,603,225

U.S. Dollar Denominated Bonds & Notes-0.22%
California-0.22%
Pepperdine University, Series 2020	3.30%	12/01/2059	5,000	3,329,714

			Shares
Money Market Funds-0.77%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e) (Cost $11,750,804)			11,750,804	11,750,804

TOTAL INVESTMENTS IN SECURITIES(f)-98.82% (Cost $1,733,951,082)				1,498,683,743
OTHER ASSETS LESS LIABILITIES-1.18%				17,867,611

NET ASSETS-100.00%				$1,516,551,354

Investment Abbreviations:

AGC	-Assured Guaranty Corp.
AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
BHAC	-Berkshire Hathaway Assurance Corp.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
Ctfs.	-Certificates
FNMA	-Federal National Mortgage Association
GNMA	-Government National Mortgage Association
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$29,365,372	$142,394,603	$(160,009,171)	$-	$-	$11,750,804	$791,515

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

115

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2023

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp	6.15%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

Invesco Variable Rate Preferred ETF (VRP)

August 31, 2023

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-73.39%
Banks-33.65%
BAC Capital Trust XIV, Series G, 5.95% (3 mo. USD LIBOR + 0.40%)(b)(c)	$3,550,000	$2,810,099
Bank of America Corp.
Series AA, 6.10%(b)(d)	13,505,000	13,308,333
Series DD, 6.30%(b)(d)(e)	7,170,000	7,186,511
Series FF, 5.88%(b)(d)	15,991,000	14,778,083
Series JJ, 5.13%(b)(d)	6,075,000	5,934,546
Series MM, 4.30%(b)(d)(e)	5,475,000	4,973,141
Series RR, 4.38%(b)(d)	11,900,000	10,243,758
Series TT, 6.13%(b)(d)(e)	14,280,000	13,887,300
Series U, 8.81% (3 mo. USD LIBOR + 3.14%)(b)(c)(e)	7,141,000	7,138,577
Series X, 6.25%(b)(d)(e)	14,265,000	14,229,337
Bank of Montreal (Canada), 4.80%(b)(d)(e)	3,600,000	3,198,113
Bank of Nova Scotia (The) (Canada)
4.90%(b)(d)	8,900,000	8,231,699
8.21% (3 mo. Term SOFR + 2.91%)(b)(c)(e)	8,900,000	7,929,503
Citigroup, Inc.
3.88%(b)(d)	16,130,000	14,154,720
7.38%(b)(d)(e)	8,945,000	9,023,269
Series A, 9.70% (3 mo. Term SOFR + 4.33%)(b)(c)	10,660,000	10,660,272
Series D, 9.09% (3 mo. Term SOFR + 3.73%)(b)(c)(e)	8,908,000	8,912,761
Series M, 6.30%(b)(d)(e)	12,510,000	12,341,115
Series P, 5.95%(b)(d)(e)	14,262,000	13,768,179
Series V, 4.70%(b)(d)	10,650,000	9,590,617
Series Y, 4.15%(b)(d)	7,120,000	5,954,385
Citizens Financial Group, Inc., Series F, 5.65%(b)(d)	2,930,000	2,713,211
CoBank, ACB
Series J, 4.25%(b)(d)	3,150,000	2,504,250
Series K, 6.45%(b)(d)	2,800,000	2,675,311
Comerica, Inc., 5.63%(b)(d)	2,957,000	2,724,049
Fifth Third Bancorp
Series H, 8.57% (3 mo. USD LIBOR + 3.03%)(b)(c)	4,375,000	4,196,325
Series L, 4.50%(b)(d)(e)	2,590,000	2,362,894
Huntington Bancshares, Inc.
Series E, 8.45% (3 mo. Term SOFR + 3.14)(b)(c)	3,629,000	3,298,244
Series F, 5.63%(b)(d)	3,511,000	3,212,565
Series G, 4.45%(b)(d)	3,635,000	3,091,786

	Principal Amount	Value
Banks-(continued)
JPMorgan Chase & Co.
Series CC, 8.21% (3 mo. Term SOFR + 2.84%)(b)(c)(e)	$8,925,000	$8,904,377
Series FF, 5.00%(b)(d)	16,006,000	15,686,040
Series HH, 4.60%(b)(d)	21,000,000	19,754,700
Series II, 4.00%(b)(d)(e)	10,667,000	9,816,840
Series KK, 3.65%(b)(d)(e)	14,050,000	12,450,531
Series Q, 8.88% (3 mo. Term SOFR + 3.51%)(b)(c)	10,670,000	10,703,544
Series R, 8.93% (3 mo. Term SOFR + 3.56%)(b)(c)(e)	10,665,000	10,692,729
Series S, 6.75%(b)(d)	14,280,000	14,288,925
Series U, 6.13%(b)(d)	7,153,000	7,135,100
Series W, 6.63% (3 mo. Term SOFR + 1.26%), 05/15/2047(c)	2,944,000	2,535,159
Series X, 6.10%(b)(d)(e)	11,384,000	11,334,195
KeyCorp, Series D, 5.00%(b)(d)	3,865,000	3,006,583
M&T Bank Corp.
3.50%(b)(d)	3,650,000	2,603,802
Series E, 6.45%(b)(d)(e)	2,617,000	2,517,018
Series F, 5.13%(b)(d)	3,516,000	2,923,313
Series G, 5.00%(b)(d)(e)	2,775,000	2,381,005
PNC Financial Services Group, Inc. (The)
Series O, 9.31% (3 mo. Term SOFR + 3.94%)(b)(c)(e)	7,145,000	7,193,304
Series R, 8.71% (3 mo. USD LIBOR + 3.04%)(b)(c)	3,605,000	3,583,469
Series S, 5.00%(b)(d)	3,800,000	3,335,032
Series T, 3.40%(b)(d)	10,730,000	8,235,704
Series U, 6.00%(b)(d)(e)	7,150,000	6,446,440
Series V, 6.20%(b)(d)(e)	8,875,000	8,298,822
Series W, 6.25%(b)(d)(e)	10,700,000	9,491,863
Regions Financial Corp., Series D, 5.75%(b)(d)(e)	2,581,000	2,466,583
Truist Financial Corp.
Series A, 6.30% (3 mo. Term SOFR + 0.93%), 05/15/2027(c)	2,577,000	2,373,834
Series L, 8.65% (3 mo. USD LIBOR + 3.10%)(b)(c)	5,325,000	5,282,525
Series M, 5.13%(b)(d)(e)	3,680,000	2,934,800
Series N, 4.80%(b)(d)	12,150,000	10,789,200
Series P, 4.95%(b)(d)	7,150,000	6,661,294
Series Q, 5.10%(b)(d)	7,116,000	6,261,368
U.S. Bancorp
3.70%(b)(d)	10,650,000	8,048,950
Series J, 5.30%(b)(d)(e)	7,130,000	6,081,988
United Overseas Bank Ltd. (Singapore), 3.88%(b)(d)(f)	4,600,000	4,587,327
USB Capital IX, 6.59% (3 mo. Term SOFR + 1.28%)(b)(c)	4,780,000	3,600,938
Wells Fargo & Co.
7.63%(b)(d)(e)	12,300,000	12,622,875
Series BB, 3.90%(b)(d)	24,585,000	21,809,968

		501,873,098

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

117

Invesco Variable Rate Preferred ETF (VRP)–(continued)

August 31, 2023

	Principal Amount	Value
Capital Markets-7.54%
Bank of New York Mellon Corp. (The)
Series D, 7.97% (3 mo. USD LIBOR + 2.46%)(b)(c)(e)	$3,595,000	$3,584,299
Series F, 4.63%(b)(d)(e)	7,086,000	6,376,079
Series H, 3.70%(b)(d)	4,195,000	3,733,550
Series I, 3.75%(b)(d)	9,250,000	7,562,245
Charles Schwab Corp. (The)
Series F, 5.00%(b)(d)(e)	3,640,000	2,866,718
Series G, 5.38%(b)(d)(e)	17,275,000	16,756,750
Series I, 4.00%(b)(d)	14,636,000	12,682,826
Series K, 5.00%(b)(d)	5,350,000	4,691,632
Goldman Sachs Capital II, 6.44% (3 mo. USD LIBOR + 0.77%)(b)(c)(e)	5,434,000	4,382,249
Goldman Sachs Group, Inc. (The)
Series O, 5.30%(b)(d)(e)	4,630,000	4,473,738
Series Q, 5.50%(b)(d)(e)	3,584,000	3,522,881
Series R, 4.95%(b)(d)	4,300,000	4,017,684
Series S, 4.40%(b)(d)	2,500,000	2,175,125
Series T, 3.80%(b)(d)(e)	4,852,000	4,079,173
Series U, 3.65%(b)(d)	5,300,000	4,343,350
Series V, 4.13%(b)(d)	5,300,000	4,458,068
Series W, 7.50%(b)(d)	10,000,000	10,075,000
Mellon Capital IV, Series 1, 6.08% (3 mo. USD LIBOR + 0.57%)(b)(c)(e)	3,686,000	3,013,300
Northern Trust Corp., Series D, 4.60%(b)(d)	3,645,000	3,232,678
State Street Corp.
6.55% (3 mo. USD LIBOR + 1.00%), 06/15/2047(c)	3,723,000	3,041,575
Series H, 5.63%(b)(d)(e)	3,590,000	3,428,450

		112,497,370

Consumer Finance-3.03%
Ally Financial, Inc.
Series B, 4.70%(b)(d)	9,640,000	6,801,777
Series C, 4.70%(b)(d)	7,170,000	4,633,222
American Express Co., 3.55%(b)(d)	11,381,000	9,503,135
Capital One Financial Corp., Series M, 3.95%(b)(d)(e)	7,142,000	5,499,340
Discover Financial Services
Series C, 5.50%(b)(d)	4,180,000	3,127,267
Series D, 6.13%(b)(d)	3,645,000	3,511,620
General Motors Financial Co., Inc.
Series A, 5.75%(b)(d)(e)	7,135,000	5,868,537
Series B, 6.50%(b)(d)(e)	3,665,000	3,184,746
Series C, 5.70%(b)(d)(e)	3,610,000	3,106,467

		45,236,111

Electric Utilities-4.81%
American Electric Power Co., Inc., 3.88%, 02/15/2062(d)	5,300,000	4,299,649
Duke Energy Corp.
3.25%, 01/15/2082(d)	3,700,000	2,743,561
4.88%(b)(d)	7,165,000	7,001,781
Edison International
8.13%, 06/15/2053(d)(e)	3,580,000	3,650,275
Series A, 5.38%(b)(d)	8,925,000	7,907,399
Series B, 5.00%(b)(d)	5,450,000	4,700,625
Emera, Inc. (Canada), Series 16-A, 6.75%, 06/15/2076(d)	8,532,000	8,222,715

	Principal Amount	Value
Electric Utilities-(continued)
National Rural Utilities Cooperative Finance Corp., 5.25%, 04/20/2046(d)	$2,578,000	$2,468,435
NextEra Energy Capital Holdings, Inc.
4.80%, 12/01/2077(d)	3,995,000	3,552,102
5.65%, 05/01/2079(d)	3,650,000	3,401,145
3.80%, 03/15/2082(d)	4,305,000	3,635,108
PPL Capital Funding, Inc., Series A, 8.20% (3 mo. USD LIBOR + 2.67%), 03/30/2067(c)	3,402,000	3,085,462
Southern California Edison Co., Series E, 9.83% (3 mo. USD LIBOR + 4.20%)(b)(c) .	2,612,000	2,618,530
Southern Co. (The)
Series 21-A, 3.75%, 09/15/2051(d)	7,150,000	6,193,343
Series B, 4.00%, 01/15/2051(d)	8,894,000	8,269,785

		71,749,915

Financial Services-0.47%
Corebridge Financial, Inc., 6.88%, 12/15/2052(d)	7,140,000	6,953,178

Independent Power and Renewable Electricity Producers-0.19%
Tennessee Valley Authority
Series A, 2.22% (30 yr. U.S. Treasury Yield Curve Rate + 0.84%), 05/01/2024(c)(e)(g)	59,596	1,257,476
Series D, 2.13% (30 yr. U.S. Treasury Yield Curve Rate + 0.94%), 06/01/2024(c)(g)	73,358	1,602,872

		2,860,348

Industrial Conglomerates-1.24%
General Electric Co., Series D, 8.88% (3 mo. USD LIBOR + 3.33%)(b)(c)(e)	18,401,000	18,435,502

Insurance-6.32%
Aegon N.V. (Netherlands), 5.50%, 04/11/2048(d)	5,690,000	5,358,330
Allstate Corp. (The)
6.50%, 05/15/2057(d)	3,600,000	3,453,408
Series B, 8.56% (3 mo. USD LIBOR + 2.94%), 08/15/2053(c)	5,669,000	5,598,137
American International Group, Inc., Series A-9, 5.75%, 04/01/2048(d)	5,454,000	5,163,577
Assurant, Inc., 7.00%, 03/27/2048(d)	2,900,000	2,818,977
Enstar Finance LLC, 5.50%, 01/15/2042(d)	1,290,000	1,021,813
Lincoln National Corp.
8.00% (3 mo. USD LIBOR + 2.36%), 05/17/2066(c)	4,140,000	2,934,225
7.63% (3 mo. USD LIBOR + 2.04%), 04/20/2067(c)	3,110,000	2,083,700
Series C, 9.25%(b)(d)(e)	3,510,000	3,658,738
Markel Group, Inc., 6.00%(b)(d)(e)	4,350,000	4,223,765
MetLife, Inc., Series D, 5.88%(b)(d)(e)	3,590,000	3,369,933
Nationwide Financial Services, Inc., 6.75%, 05/15/2037	2,958,000	2,828,245
PartnerRe Finance B LLC, 4.50%, 10/01/2050(d)	3,495,000	2,935,818
Progressive Corp. (The), Series B, 8.09% (3 mo. USD LIBOR + 2.54%)(b)(c)	3,590,000	3,570,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

Invesco Variable Rate Preferred ETF (VRP)–(continued)

August 31, 2023

	Principal Amount	Value
Insurance-(continued)
Prudential Financial, Inc.
5.20%, 03/15/2044(d)(e)	$3,610,000	$3,564,027
5.38%, 05/15/2045(d)	7,147,000	7,001,867
4.50%, 09/15/2047(d)(e)	5,325,000	4,791,649
5.70%, 09/15/2048(d)	7,137,000	6,767,056
3.70%, 10/01/2050(d)	5,825,000	4,967,245
5.13%, 03/01/2052(d)	7,100,000	6,356,173
6.00%, 09/01/2052(d)	8,500,000	8,134,755
6.75%, 03/01/2053(d)	3,665,000	3,634,915

		94,236,393

Machinery-0.28%
Stanley Black & Decker, Inc., 4.00%, 03/15/2060(d)	5,340,000	4,163,489

Media-0.65%
Paramount Global
6.25%, 02/28/2057(d)	4,776,000	3,744,471
6.38%, 03/30/2062(d)(e)	7,150,000	5,905,185

		9,649,656

Multi-Utilities-2.66%
Algonquin Power & Utilities Corp. (Canada), 4.75%, 01/18/2082(d)	5,518,000	4,518,450
CMS Energy Corp.
4.75%, 06/01/2050(d)	3,625,000	3,175,213
3.75%, 12/01/2050(d)	2,850,000	2,153,589
Dominion Energy, Inc.
Series A, 5.75%, 10/01/2054(d)	5,001,000	4,820,936
Series B, 4.65%(b)(d)	5,865,000	5,366,475
Series C, 4.35%(b)(d)	5,295,000	4,499,408
Sempra
4.13%, 04/01/2052(d)	7,150,000	5,791,061
4.88%(b)(d)(e)	6,400,000	6,069,056
WEC Energy Group, Inc., 7.74% (3 mo. Term SOFR + 2.37%), 05/15/2067(c)	3,633,000	3,183,020

		39,577,208

Oil, Gas & Consumable Fuels-10.33%
BP Capital Markets PLC (United Kingdom)
4.38%(b)(d)	17,794,000	17,068,894
4.88%(b)(d)	17,888,000	16,255,528
Enbridge, Inc. (Canada)
5.50%, 07/15/2077(d)	7,140,000	6,423,165
6.25%, 03/01/2078(d)(e)	6,013,000	5,611,394
7.38%, 01/15/2083(d)	3,615,000	3,562,510
7.63%, 01/15/2083(d)	4,355,000	4,400,545
Series 16-A, 6.00%, 01/15/2077(d)	5,300,000	5,004,632
Series 20-A, Conv., 5.75%, 07/15/2080(d)	7,112,000	6,484,188
Energy Transfer L.P.
8.65% (3 mo. Term SOFR + 3.28%), 11/01/2066(c)	3,936,000	3,251,530
Series A, 9.65% (3 mo. USD LIBOR + 4.03%)(b)(c)	6,778,000	6,244,232
Series B, 6.63%(b)(d)	4,000,000	3,226,520
Series F, 6.75%(b)(d)	3,700,000	3,410,956
Series G, 7.13%(b)(d)	7,875,000	6,988,117
Series H, 6.50%(b)(d)	6,400,000	5,853,120
EnLink Midstream Partners L.P., Series C, 9.62% (3 mo. USD LIBOR + 4.11%)(b)(c) .	2,750,000	2,449,463

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Enterprise Products Operating LLC
5.38%, 02/15/2078(d)	$5,101,000	$4,246,052
Series D, 8.62% (3 mo. Term SOFR + 3.25%), 08/16/2077(c)	2,591,000	2,547,432
Series E, 5.25%, 08/16/2077(d)	7,089,000	6,254,908
Plains All American Pipeline L.P., Series B, 9.74% (3 mo. Term SOFR + 4.37%)(b)(c)	5,878,000	5,422,424
TransCanada PipeLines Ltd. (Canada), 7.84% (3 mo. USD LIBOR + 2.21%), 05/15/2067(c)(e)	6,958,000	5,737,817
Transcanada Trust (Canada)
5.63%, 05/20/2075(d)	5,321,000	5,006,853
5.30%, 03/15/2077(d)	10,680,000	9,345,000
5.50%, 09/15/2079(d)	7,875,000	6,644,689
5.60%, 03/07/2082(d)	5,700,000	4,757,106
Series 16-A, 5.88%, 08/15/2076(d)	8,506,000	7,865,096

		154,062,171

Trading Companies & Distributors-0.34%
AerCap Holdings N.V. (Ireland), 5.88%, 10/10/2079(d)(e)	5,290,000	5,115,248

Wireless Telecommunication Services-1.88%
Vodafone Group PLC (United Kingdom)
7.00%, 04/04/2079(d)	14,270,000	14,391,209
3.25%, 06/04/2081(d)	3,700,000	3,273,991
4.13%, 06/04/2081(d)	7,165,000	5,604,836
5.13%, 06/04/2081(d)	6,800,000	4,750,790

		28,020,826

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,209,070,869)		1,094,430,513

	Shares
Preferred Stocks-25.95%
Banks-8.53%
Associated Banc-Corp, Pfd., 6.63%(d)	85,804	1,801,026
Bank of America Corp.
Series E, Pfd., 5.98% (3 mo. Term SOFR + 0.61%)(c)(e)	88,079	1,817,070
Series 5, Pfd., 6.14% (3 mo. Term SOFR + 0.76%)(c)(e)	119,474	2,465,943
Series 2, Pfd., 6.32% (3 mo. Term SOFR + 0.91%)(c)(e)	85,529	1,736,239
Series 4, Pfd., 6.42% (3 mo. Term SOFR + 1.01%)(c)(e)	60,146	1,269,682
Series K, Pfd., 6.45%(d)	301,307	7,589,923
Series Z, Pfd., 6.50%(d)(e)	9,987,000	10,036,935
Citigroup, Inc.
Series W, Pfd., 4.00%(d)	10,650,000	9,558,847
Series U, Pfd., 5.00%(d)	10,657,000	10,227,523
Series T, Pfd., 6.25%(d)(e)	10,664,000	10,518,970
Series K, Pfd., 6.88%(d)	429,121	10,783,811
Series J, Pfd., 7.13%(d)	272,214	6,955,068
Citizens Financial Group, Inc., Series D, Pfd., 6.35%(d)	85,804	2,071,308
ConnectOne Bancorp, Inc., Series A, Pfd., 5.25%(d)(e)	32,895	603,623
F.N.B. Corp., Pfd., 7.25%(d)(e)	31,723	801,957

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

119

Invesco Variable Rate Preferred ETF (VRP)–(continued)

August 31, 2023

	Shares	Value
Banks-(continued)
Fifth Third Bancorp, Series I, Pfd., 6.63%(d)(e)	128,720	$3,266,914
First Horizon Corp., Series D, Pfd., 6.10%(d)(e)	28,596	667,431
Heartland Financial USA, Inc., Series E, Pfd., 7.00%(d)(e)	32,943	785,032
Huntington Bancshares, Inc., Series J, Pfd., 6.88%(d)	92,954	2,247,628
KeyCorp
Series E, Pfd., 6.13%(d)(e)	143,012	3,051,876
Pfd., 6.20%(d)	171,615	3,440,881
M&T Bank Corp., Series H, Pfd., 5.63%(d)	71,509	1,600,371
Midland States Bancorp, Inc., Pfd., 7.75%(d)	32,356	771,367
New York Community Bancorp, Inc., Series A, Pfd., 6.38%(d)	147,307	3,379,222
PacWest Bancorp, Series A, Pfd., 7.75%(d) .	146,801	3,012,356
Regions Financial Corp.
Series C, Pfd., 5.70%(d)	143,027	2,924,902
Series B, Pfd., 6.38%(d)(e)	143,024	3,425,425
Synovus Financial Corp.
Series E, Pfd., 5.88%(d)	100,105	2,139,244
Series D, Pfd., 8.86% (3 mo. USD LIBOR + 3.35%)(c)(e)	57,213	1,408,012
Truist Financial Corp., Series I, Pfd., 6.08% (3 mo. USD LIBOR + 0.53%)(c)(e)	49,349	1,049,160
U.S. Bancorp
Series B, Pfd., 6.17% (3 mo. Term SOFR + 0.86%)(c)	286,047	5,406,288
Series A, Pfd., 6.59% (3 mo. Term SOFR + 1.28%)(c)	3,983	3,043,012
Valley National Bancorp
Series A, Pfd., 6.25%(d)(e)	32,897	698,074
Series B, Pfd., 9.12% (3 mo. USD LIBOR + 3.58%)(c)(e)	28,598	690,928
WesBanco, Inc., Series A, Pfd., 6.75%(d)(e) .	42,914	965,565
Western Alliance Bancorporation, Series A, Pfd., 4.25%(d)	85,804	1,350,555
Wintrust Financial Corp.
Series D, Pfd., 6.50%(d)	35,750	786,857
Series E, Pfd., 6.88%(d)	82,238	1,926,836
Zions Bancorporation N.A., Series G, Pfd., 9.79% (3 mo. USD LIBOR + 4.24%)(c)(e) .	39,589	990,913

		127,266,774

Capital Markets-4.18%
Bank of New York Mellon Corp. (The), Series G, Pfd., 4.70%(d)(e)	7,165,000	6,969,108
Charles Schwab Corp. (The), Series H, Pfd., 4.00%(d)	15,845,000	11,983,415

	Shares	Value
Capital Markets-(continued)
Goldman Sachs Group, Inc. (The)
Series D, Pfd., 6.30% (3 mo. Term SOFR + 0.93%)(c)	387,509	$8,060,187
Series A, Pfd., 6.38% (3 mo. Term SOFR + 1.01%)(c)(e)	215,110	4,409,755
Series C, Pfd., 6.38% (3 mo. Term SOFR + 1.01%)(c)(e)	57,372	1,233,498
Series K, Pfd., 6.38%(d)	200,775	5,029,414
Series P, Pfd., 8.50% (3 mo. Term SOFR + 3.14%)(c)(e)	10,635,000	10,631,739
Series J, Pfd., 9.27% (3 mo. Term SOFR + 3.90%)(c)(e)	286,817	7,219,184
Morgan Stanley, Series A, Pfd., 6.27% (3 mo. Term SOFR + 0.96%)(c)(e)	315,546	6,758,995

		62,295,295

Electric Utilities-0.39%
SCE Trust III, Series H, Pfd., 5.75%(d)(e)	78,662	1,905,194
SCE Trust IV, Series J, Pfd., 5.38%(d)	92,961	1,952,181
SCE Trust V, Series K, Pfd., 5.45%(d)	85,810	1,964,191

		5,821,566

Financial Services-2.18%
Apollo Global Management, Inc., Pfd., 7.63%(d)	80,000	2,056,000
Citigroup Capital XIII, Pfd., 12.00% (3 mo. Term SOFR + 6.63%)(c)	637,706	18,416,949
Compass Diversified Holdings, Series B, Pfd., 7.88%(d)	28,601	709,305
Equitable Holdings, Inc., Series B, Pfd., 4.95%(d)	3,650,000	3,509,495
Jackson Financial, Inc., Pfd., 8.00%(d)(e)	157,319	3,925,109
Merchants Bancorp
Series B, Pfd., 6.00%(d)	35,750	812,240
Pfd., 8.25%(d)	40,765	1,031,355
Voya Financial, Inc., Series B, Pfd., 5.35%(d)	85,804	2,024,974

		32,485,427

Food Products-0.45%
CHS, Inc.
Series 3, Pfd., 6.75%(d)(e)	140,869	3,563,986
Series 2, Pfd., 7.10%(d)(e)	120,134	3,097,054

		6,661,040

Insurance-3.20%
Allstate Corp. (The), Pfd., 8.73% (3 mo. Term SOFR + 3.43%)(c)	143,014	3,643,997
American Equity Investment Life Holding Co.
Series A, Pfd., 5.95%(d)	114,418	2,401,634
Series B, Pfd., 6.63%(d)	85,813	1,999,443
Argo Group International Holdings Ltd., Pfd., 7.00%(d)	42,911	984,807
Aspen Insurance Holdings Ltd., Pfd., 9.59% (Bermuda)(d)(e)	78,657	2,025,418
Athene Holding Ltd.
Series A, Pfd., 6.35%(d)	246,717	5,449,979
Series C, Pfd., 6.38%(d)	171,622	4,187,577
Series E, Pfd., 7.75%(d)	143,000	3,606,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

Invesco Variable Rate Preferred ETF (VRP)–(continued)

August 31, 2023

	Shares	Value
Insurance-(continued)
Enstar Group Ltd., Series D, Pfd., 7.00%(d)(e)	114,416	$2,688,776
Kemper Corp., Pfd., 5.88%(d)(e)	42,911	818,313
MetLife, Inc.
Series G, Pfd., 3.85%(d)	7,120,000	6,583,156
Series A, Pfd., 6.55% (3 mo. USD LIBOR +1.00%)(c)(e)	171,616	3,876,805
Reinsurance Group of America, Inc.
Pfd., 5.75%(d)	114,434	2,825,375
Pfd., 7.13%(d)	200,225	5,205,850
SiriusPoint Ltd., Series B, Pfd., 8.00% (Bermuda)(d)(e)	57,211	1,424,554

		47,722,144

Mortgage REITs-3.50%
ACRES Commercial Realty Corp., Series C, Pfd., 8.63%(d)(e)	34,328	762,082
AGNC Investment Corp.
Series F, Pfd., 6.13%(d)	164,464	3,590,249
Series E, Pfd., 6.50%(d)	115,066	2,754,680
Series D, Pfd., 6.88%(d)	67,224	1,599,931
Series G, Pfd., 7.75%(d)(e)	42,911	968,072
Series C, Pfd., 10.68% (3 mo. USD LIBOR + 5.11%)(c)	92,957	2,402,009
Annaly Capital Management, Inc.
Series I, Pfd., 6.75%(d)	126,568	3,093,322
Series G, Pfd., 9.71% (3 mo. USD LIBOR + 4.18%)(c)	121,573	3,068,503
Series F, Pfd., 10.53% (3 mo. USD LIBOR + 4.99%)(c)(e)	205,946	5,266,039
Arbor Realty Trust, Inc., Series F, Pfd., 6.25%(d)(e)	81,101	1,680,413
Chimera Investment Corp.
Series C, Pfd., 7.75%(d)(e)	74,381	1,496,546
Series B, Pfd., 8.00%(d)	92,957	1,989,280
Series D, Pfd., 8.00%(d)(e)	57,208	1,229,400
Dynex Capital, Inc., Series C, Pfd., 6.90%(d)	31,889	753,856
Ellington Financial, Inc.
Series B, Pfd., 6.25%(d)(e)	34,469	667,320
Pfd., 6.75%(d)(e)	32,858	737,662
Series C, Pfd., 8.63%(d)(e)	28,598	667,477
Granite Point Mortgage Trust, Inc., Series A, Pfd., 7.00%(d)(e)	58,845	1,012,134
MFA Financial, Inc., Series C, Pfd., 6.50%(d)(e)	78,656	1,549,523
New York Mortgage Trust, Inc.
Series F, Pfd., 6.88%(d)(e)	41,066	784,771
Series E, Pfd., 7.88%(d)(e)	52,936	1,222,292
Series D, Pfd., 8.00%(d)(e)	43,666	905,196
PennyMac Mortgage Investment Trust
Series B, Pfd., 8.00%	55,778	1,232,136
Series A, Pfd., 8.13%(e)	32,896	745,752
Rithm Capital Corp.
Series C, Pfd., 6.38%(d)(e)	113,733	2,355,410
Series D, Pfd., 7.00%(d)	133,006	2,918,152
Series B, Pfd., 7.13%(d)(e)	80,517	1,783,452
Series A, Pfd., 7.50%(d)(e)	44,328	1,023,534

	Shares	Value
Mortgage REITs-(continued)
Two Harbors Investment Corp.
Series C, Pfd., 7.25%(d)(e)	79,161	$1,584,803
Series B, Pfd., 7.63%(d)(e)	77,170	1,553,432
Series A, Pfd., 8.13%(d)	38,321	812,788

		52,210,216

Multi-Utilities-0.93%
Algonquin Power & Utilities Corp.
Series 19-A, Pfd., 6.20% (Canada)(d)(e)	100,105	2,427,546
Pfd., 6.88% (Canada)(d)	82,239	2,095,450
CenterPoint Energy, Inc., Series A, Pfd., 6.13%(d)	5,742,000	5,742,000
NiSource, Inc., Series B, Pfd., 6.50%(d)(e)	143,029	3,561,422

		13,826,418

Oil, Gas & Consumable Fuels-1.90%
DCP Midstream L.P., Series C, Pfd., 7.95%(d)	31,465	796,064
Energy Transfer L.P.
Series E, Pfd., 7.60%(d)	229,220	5,691,533
Series C, Pfd., 10.16%(d)	128,724	3,282,462
Series D, Pfd., 10.36%(d)	127,285	3,231,766
GasLog Partners L.P., Series A, Pfd., 8.63% (Greece)(d)	38,218	921,444
NGL Energy Partners L.P., Series B, Pfd., 12.78% (3 mo. USD LIBOR + 7.21%)(c) .	90,013	2,250,325
NuStar Energy L.P.
Series B, Pfd., 11.15% (3 mo. USD LIBOR + 5.64%)(c)	110,119	2,907,142
Series C, Pfd., 11.82% (3 mo. USD LIBOR + 6.88%)(c)	49,343	1,258,246
Series A, Pfd., 12.27% (3 mo. USD LIBOR + 6.77%)(c)	64,786	1,658,522
NuStar Logistics L.P., Pfd., 12.30% (3 mo. Term SOFR + 7.00%)(c)	115,125	3,081,896
Seapeak LLC, Series B, Pfd., 8.50% (Bermuda)(d)	48,631	1,200,213
Tsakos Energy Navigation Ltd.
Series E, Pfd., 9.25% (Greece)(d)	33,932	853,050
Series F, Pfd., 9.50% (Greece)(d)	48,239	1,244,084

		28,376,747

Trading Companies & Distributors-0.62%
Air Lease Corp., Series A, Pfd., 6.15%(d)	71,510	1,709,089
FTAI Aviation Ltd.
Series B, Pfd., 8.00%(d)	35,323	856,583
Series A, Pfd., 8.25%(d)	29,886	730,414
Series C, Pfd., 8.25%(d)	30,031	714,437
Textainer Group Holdings Ltd., Pfd., 7.00% (China)(d)(e)	42,913	1,034,203
WESCO International, Inc., Series A, Pfd., 10.63%(d)	153,988	4,199,253

		9,243,979

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

121

Invesco Variable Rate Preferred ETF (VRP)–(continued)

August 31, 2023

	Shares	Value
Transportation Infrastructure-0.07%
Atlas Corp., Series I, Pfd., 8.00% (Canada)(d)(e)	42,911	$1,090,798

Total Preferred Stocks (Cost $423,432,358)		387,000,404

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.34% (Cost $1,632,503,227)		1,481,430,917

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.96%
Invesco Private Government Fund, 5.30%(h)(i)(j)	35,396,501	35,396,501

Investment Abbreviations:
Conv. -Convertible
LIBOR-London Interbank Offered Rate
Pfd. -Preferred
REIT -Real Estate Investment Trust
SOFR -Secured Overnight Financing Rate
USD -U.S. Dollar

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 5.51%(h)(i)(j)	98,157,459	$98,157,459

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $133,553,706)		133,553,960

TOTAL INVESTMENTS IN SECURITIES-108.30% (Cost $1,766,056,933)		1,614,984,877
OTHER ASSETS LESS LIABILITIES-(8.30)%		(123,702,285)

NET ASSETS-100.00%		$1,491,282,592

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Perpetual bond with no specified maturity date.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2023.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	All or a portion of this security was out on loan at August 31, 2023.
(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2023 represented less than 1% of the Fund’s Net Assets.

(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$874,550	$213,831,102	$(214,705,652)	$-	$-	$-	$332,774
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	24,555,096	186,930,959	(176,089,554)	-	-	35,396,501	1,561,402	*
Invesco Private Prime Fund	63,394,192	341,555,457	(306,785,170)	(2,786)	(4,234)	98,157,459	4,229,776	*

Total	$88,823,838	$742,317,518	$(697,580,376)	$(2,786)	$(4,234)	$133,553,960	$6,123,952

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

Invesco Variable Rate Preferred ETF (VRP)–(continued)

August 31, 2023

(i)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(j)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

123

Statements of Assets and Liabilities

August 31, 2023

	Invesco California AMT-Free Municipal Bond ETF (PWZ)	Invesco CEF Income Composite ETF (PCEF)	Invesco Equal Weight 0-30 Treasury ETF (GOVI)	Invesco Floating Rate Municipal Income ETF (PVI)	Invesco Fundamental High Yield® Corporate Bond ETF (PHB)
Assets:
Unaffiliated investments in securities, at value(a)	$642,920,632	$652,621,873	$659,203,171	$38,155,000	$535,782,885
Affiliated investments in securities, at value	-	26,703,729	12,918,811	-	181,270,392
Cash	10,589,205	-	1,281	1,436,854	233,865
Deposits with brokers:
Cash segregated as collateral	-	-	-	-	-
Receivable for:
Dividends and interest	6,778,116	934,597	1,159,014	149,476	7,248,719
Securities lending	-	188,752	292	-	84,801
Investments sold	-	893,496	21,410,769	-	2,115,578
Fund shares sold	-	-	-	-	-
Foreign tax reclaims	-	-	-	-	-
Other assets	-	-	-	84	-

Total assets	660,287,953	681,342,447	694,693,338	39,741,414	726,736,240

Liabilities:
Due to custodian	-	341,327	-	-	-
Payable for:
Investments purchased	-	-	34,286,965	-	8,655,049
Collateral upon return of securities loaned	-	18,625,930	-	-	173,429,652
Collateral upon receipt of securities in-kind	-	-	-	-	-
Fund shares repurchased	-	894,190	-	-	-
Accrued unitary management fees	148,884	282,815	82,213	8,513	232,103
Accrued expenses	-	-	-	-	643
Accrued tax expenses	-	-	-	-	787

Total liabilities.	148,884	20,144,262	34,369,178	8,513	182,318,234

Net Assets	$660,139,069	$661,198,185	$660,324,160	$39,732,901	$544,418,006

Net assets consist of:
Shares of beneficial interest.	$702,124,189	$824,701,645	$778,170,864	$39,718,647	$646,801,009
Distributable earnings (loss)	(41,985,120)	(163,503,460)	(117,846,704)	14,254	(102,383,003)

Net Assets	$660,139,069	$661,198,185	$660,324,160	$39,732,901	$544,418,006

Shares outstanding (unlimited amount authorized, $0.01 par value)	27,300,000	36,960,000	23,420,000	1,600,000	31,200,000
Net asset value	$24.18	$17.89	$28.19	$24.83	$17.45

Market price	$24.24	$17.91	$28.22	$24.86	$17.46

Unaffiliated investments in securities, at cost	$684,128,011	$719,329,139	$762,182,324	$38,155,000	$576,464,429

Affiliated investments in securities, at cost	$-	$26,579,289	$12,918,811	$-	$181,269,066

(a) Includes securities on loan with an aggregate value of:	$-	$18,078,808	$-	$-	$167,137,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)	Invesco National AMT-Free Municipal Bond ETF (PZA)	Invesco New York AMT-Free Municipal Bond ETF (PZT)	Invesco Preferred ETF (PGX)	Invesco Short Term Treasury ETF (TBLL)	Invesco Taxable Municipal Bond ETF (BAB)	Invesco Variable Rate Preferred ETF (VRP)

$44,448,304	$2,283,867,492	$87,789,623	$4,562,157,215	$1,397,995,404	$1,486,932,939	$1,481,430,917
2,792,905	-	-	99,731,299	357,133	11,750,804	133,553,960
140	842,681	-	-	6,900	7,319	-

-	-	-	6,639	4,367,632	-	-

458,835	25,904,817	1,022,343	36,007,927	2,269,521	18,000,448	18,855,832
336	-	-	383,297	-	-	225,760
213,773	-	-	16,793,395	232,102,833	215,000	2,408,342
-	-	-	1,682,038	10,773,987	-	-
-	-	-	19,781	-	-	-
-	-	-	375	-	-	1,751

47,914,293	2,310,614,990	88,811,966	4,716,781,966	1,647,873,410	1,516,906,510	1,636,476,562

-	-	5,254	11,864,693	-	-	3,888,137

309,539	-	-	1,839,891	232,595,936	-	7,115,309
2,705,385	-	-	99,728,709	-	-	133,553,706
-	-	-	6,639	4,367,632	-	-
-	-	-	16,722,468	-	-	-
8,190	548,127	21,225	1,942,534	92,561	355,156	632,679
-	-	-	-	-	-	4,139
-	-	-	-	-	-	-

3,023,114	548,127	26,479	132,104,934	237,056,129	355,156	145,193,970

$44,891,179	$2,310,066,863	$88,785,487	$4,584,677,032	$1,410,817,281	$1,516,551,354	$1,491,282,592

$48,265,259	$2,528,871,454	$98,459,538	$6,261,267,081	$1,412,001,441	$1,765,480,698	$1,733,207,626
(3,374,080)	(218,804,591)	(9,674,051)	(1,676,590,049)	(1,184,160)	(248,929,344)	(241,925,034)

$44,891,179	$2,310,066,863	$88,785,487	$4,584,677,032	$1,410,817,281	$1,516,551,354	$1,491,282,592

1,950,000	100,100,000	4,000,000	408,850,000	13,380,001	58,050,000	66,000,000
$23.02	$23.08	$22.20	$11.21	$105.44	$26.12	$22.60

$23.01	$23.06	$22.14	$11.20	$105.51	$26.12	$22.59

$47,194,502	$2,491,088,285	$96,971,066	$5,654,252,713	$1,398,979,141	$1,722,200,278	$1,632,503,227

$2,792,959	$-	$-	$99,728,709	$357,133	$11,750,804	$133,553,706

$2,619,739	$-	$-	$97,849,070	$-	$-	$129,453,359

125

Statements of Operations

For the year ended August 31, 2023

	Invesco California AMT-Free Municipal Bond ETF (PWZ)	Invesco CEF Income Composite ETF (PCEF)	Invesco Equal Weight 0-30 Treasury ETF (GOVI)	Invesco Floating Rate Municipal Income ETF (PVI)	Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

Investment income:
Unaffiliated interest income	$17,732,246	$-	$15,985,226	$1,691,529	$29,919,145
Unaffiliated dividend income	-	44,247,259	-	-	-
Affiliated dividend income	-	1,160,039	18,666	-	101,981
Securities lending income, net	-	3,076,749	44,046	-	1,824,070
Foreign withholding tax	-	-	-	-	-

Total investment income	17,732,246	48,484,047	16,047,938	1,691,529	31,845,196

Expenses:
Unitary management fees	1,621,718	3,403,489	1,318,188	161,086	3,252,012
Tax expenses	-	-	-	-	650

Total expenses	1,621,718	3,403,489	1,318,188	161,086	3,252,662

Less: Waivers	-	(296)	(416)	-	(2,394)

Net expenses	1,621,718	3,403,193	1,317,772	161,086	3,250,268

Net investment income	16,110,528	45,080,854	14,730,166	1,530,443	28,594,928

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(415,873)	(50,973,494)	(16,995,789)	-	(20,835,635)
Affiliated investment securities	-	(327,499)	(5,974)	-	(3,503)
Unaffiliated in-kind redemptions	(3,836,748)	6,961,253	3,502	-	(11,694,883)
Affiliated in-kind redemptions	-	41,822	-	-	-
Distributions of underlying fund shares	-	975,818	-	-	-

Net realized gain (loss)	(4,252,621)	(43,322,100)	(16,998,261)	-	(32,534,021)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,646,959	(1,139,068)	(33,566,674)	-	41,244,987
Affiliated investment securities	-	156,559	(85)	-	(9,598)

Change in net unrealized appreciation (depreciation)	1,646,959	(982,509)	(33,566,759)	-	41,235,389

Net realized and unrealized gain (loss)	(2,605,662)	(44,304,609)	(50,565,020)	-	8,701,368

Net increase (decrease) in net assets resulting from operations	$13,504,866	$776,245	$(35,834,854)	$1,530,443	$37,296,296

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)	Invesco National AMT-Free Municipal Bond ETF (PZA)	Invesco New York AMT-Free Municipal Bond ETF (PZT)	Invesco Preferred ETF (PGX)	Invesco Short Term Treasury ETF (TBLL)	Invesco Taxable Municipal Bond ETF (BAB)	Invesco Variable Rate Preferred ETF (VRP)

$1,337,850	$67,158,212	$2,850,462	$-	$47,150,839	$59,139,209	$68,413,075
-	-	-	304,783,743	-	-	26,052,450
3,464	-	-	493,180	7,945	791,515	332,774
11,286	-	-	6,596,718	-	-	2,595,150
-	-	-	(236,933)	-	-	-

1,352,600	67,158,212	2,850,462	311,636,708	47,158,784	59,930,724	97,393,449

82,576	5,930,972	260,728	24,039,049	907,509	4,319,443	8,371,001
-	-	-	-	-	-	(2,331)

82,576	5,930,972	260,728	24,039,049	907,509	4,319,443	8,368,670

(80)	-	-	(10,972)	(190)	(16,854)	(7,873)

82,496	5,930,972	260,728	24,028,077	907,319	4,302,589	8,360,797

1,270,104	61,227,240	2,589,734	287,608,631	46,251,465	55,628,135	89,032,652

(497,473)	(1,691,571)	(377,978)	(325,934,028)	(576,900)	(7,003,245)	(37,086,194)
396	-	-	10,916	-	-	(4,234)
(228,648)	(17,625,768)	(1,912,854)	(85,270,262)	(18,306)	(51,267,271)	(28,289,035)
-	-	-	-	-	-	-
-	-	-	-	-	-	-

(725,725)	(19,317,339)	(2,290,832)	(411,193,374)	(595,206)	(58,270,516)	(65,379,463)

(63,098)	(4,698,574)	1,426,211	(70,061,512)	226,424	(21,088,846)	44,978,372
(349)	-	-	(7,476)	-	-	(2,786)

(63,447)	(4,698,574)	1,426,211	(70,068,988)	226,424	(21,088,846)	44,975,586

(789,172)	(24,015,913)	(864,621)	(481,262,362)	(368,782)	(79,359,362)	(20,403,877)

$480,932	$37,211,327	$1,725,113	$(193,653,731)	$45,882,683	$(23,731,227)	$68,628,775

127

Statements of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	Invesco California AMT-Free Municipal Bond ETF (PWZ)		Invesco CEF Income Composite ETF (PCEF)
	2023	2022	2023	2022
Operations:
Net investment income	$16,110,528	$13,173,518	$45,080,854	$42,653,786
Net realized gain (loss)	(4,252,621)	(7,212,417)	(43,322,100)	21,976,401
Change in net unrealized appreciation (depreciation)	1,646,959	(77,560,004)	(982,509)	(198,740,547)

Net increase (decrease) in net assets resulting from operations	13,504,866	(71,598,903)	776,245	(134,110,360)

Distributions to Shareholders from:
Distributable earnings	(16,284,639)	(13,116,870)	(59,586,125)	(61,183,888)
Return of capital	-	-	(6,893,411)	-

Total distributions to shareholders	(16,284,639)	(13,116,870)	(66,479,536)	(61,183,888)

Shareholder Transactions:
Proceeds from shares sold	179,426,529	316,170,686	83,555,227	111,602,774
Value of shares repurchased	(83,590,164)	(184,993,863)	(84,512,777)	(144,003,993)
Transaction fees	425,964	167,164	-	-

Net increase (decrease) in net assets resulting from share transactions	96,262,329	131,343,987	(957,550)	(32,401,219)

Net increase (decrease) in net assets	93,482,556	46,628,214	(66,660,841)	(227,695,467)

Net assets:
Beginning of year	566,656,513	520,028,299	727,859,026	955,554,493

End of year	$660,139,069	$566,656,513	$661,198,185	$727,859,026

Changes in Shares Outstanding:
Shares sold	7,500,000	12,100,000	4,510,000	4,940,000
Shares repurchased	(3,500,000)	(7,350,000)	(4,610,000)	(6,710,000)
Shares outstanding, beginning of year	23,300,000	18,550,000	37,060,000	38,830,000

Shares outstanding, end of year	27,300,000	23,300,000	36,960,000	37,060,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

128

Invesco Equal Weight 0-30 Treasury ETF (GOVI)		Invesco Floating Rate Municipal Income ETF (PVI)		Invesco Fundamental High Yield® Corporate Bond (PHB)		Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

2023	2022	2023	2022	2023	2022	2023	2022

$14,730,166	$6,952,617	$1,530,443	$117,934	$28,594,928	$28,313,337	$1,270,104	$906,925
(16,998,261)	(4,006,783)	-	-	(32,534,021)	(6,034,695)	(725,725)	(409,138)
(33,566,759)	(76,527,372)	-	-	41,235,389	(110,393,815)	(63,447)	(4,827,837)

(35,834,854)	(73,581,538)	1,530,443	117,934	37,296,296	(88,115,173)	480,932	(4,330,050)

(14,136,883)	(6,811,810)	(1,548,995)	(85,128)	(26,774,161)	(27,650,176)	(1,254,740)	(1,402,413)
-	-	-	-	-	-	-	-

(14,136,883)	(6,811,810)	(1,548,995)	(85,128)	(26,774,161)	(27,650,176)	(1,254,740)	(1,402,413)

298,877,088	292,247,963	19,925,844	27,351,001	80,931,815	437,180,445	37,168,025	-
(113,567,760)	(101,702,826)	(43,643,574)	(12,432,229)	(289,516,428)	(413,569,379)	(20,872,110)	(17,604,857)
-	-	-	-	-	-	-	-

185,309,328	190,545,137	(23,717,730)	14,918,772	(208,584,613)	23,611,066	16,295,915	(17,604,857)

135,337,591	110,151,789	(23,736,282)	14,951,578	(198,062,478)	(92,154,283)	15,522,107	(23,337,320)

524,986,569	414,834,780	63,469,183	48,517,605	742,480,484	834,634,767	29,369,072	52,706,392

$660,324,160	$524,986,569	$39,732,901	$63,469,183	$544,418,006	$742,480,484	$44,891,179	$29,369,072

10,230,000	8,920,000	800,000	1,100,000	4,700,000	23,200,000	1,600,000	-
(3,880,000)	(3,050,000)	(1,750,000)	(500,000)	(16,800,000)	(22,500,000)	(900,000)	(700,000)
17,070,000	11,200,000	2,550,000	1,950,000	43,300,000	42,600,000	1,250,000	1,950,000

23,420,000	17,070,000	1,600,000	2,550,000	31,200,000	43,300,000	1,950,000	1,250,000

129

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2023 and 2022

	Invesco National AMT-Free Municipal Bond ETF (PZA)		Invesco New York AMT-Free Municipal Bond ETF (PZT)
	2023	2022	2023	2022
Operations:
Net investment income	$61,227,240	$55,779,017	$2,589,734	$2,680,437
Net realized gain (loss)	(19,317,339)	(5,568,524)	(2,290,832)	269,013
Change in net unrealized appreciation (depreciation)	(4,698,574)	(348,902,790)	1,426,211	(17,648,223)

Net increase (decrease) in net assets resulting from operations	37,211,327	(298,692,297)	1,725,113	(14,698,773)

Distributions to Shareholders from:
Distributable earnings	(62,219,731)	(55,215,531)	(2,613,885)	(3,228,725)

Shareholder Transactions:
Proceeds from shares sold	560,353,606	292,331,443	-	19,745,147
Value of shares repurchased	(210,179,980)	(424,957,734)	(25,464,373)	(7,693,691)
Transaction fees	975,482	91,939	-	-

Net increase (decrease) in net assets resulting from share transactions	351,149,108	(132,534,352)	(25,464,373)	12,051,456

Net increase (decrease) in net assets	326,140,704	(486,442,180)	(26,353,145)	(5,876,042)

Net assets:
Beginning of year	1,983,926,159	2,470,368,339	115,138,632	121,014,674

End of year	$2,310,066,863	$1,983,926,159	$88,785,487	$115,138,632

Changes in Shares Outstanding:
Shares sold	24,100,000	11,400,000	-	850,000
Shares repurchased	(9,150,000)	(17,100,000)	(1,150,000)	(300,000)
Shares outstanding, beginning of year	85,150,000	90,850,000	5,150,000	4,600,000

Shares outstanding, end of year	100,100,000	85,150,000	4,000,000	5,150,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

130

Invesco Preferred ETF (PGX)		Invesco Short Term Treasury ETF (TBLL)		Invesco Taxable Municipal Bond ETF (BAB)		Invesco Variable Rate Preferred ETF (VRP)

2023	2022	2023	2022	2023	2022	2023	2022

$287,608,631	$331,024,608	$46,251,465	$3,366,521	$55,628,135	$59,504,354	$89,032,652	$83,187,070
(411,193,374)	(87,574,928)	(595,206)	(565,317)	(58,270,516)	(38,036,231)	(65,379,463)	(13,855,965)
(70,068,988)	(1,250,666,639)	226,424	(1,220,760)	(21,088,846)	(401,150,677)	44,975,586	(255,368,086)

(193,653,731)	(1,007,216,959)	45,882,683	1,580,444	(23,731,227)	(379,682,554)	68,628,775	(186,036,981)

(300,697,738)	(329,297,652)	(46,034,156)	(2,779,153)	(55,177,900)	(59,550,150)	(97,311,997)	(94,506,497)

694,326,613	563,220,718	885,649,046	412,742,381	69,175,867	335,942,885	60,346,521	371,674,908
(1,042,915,111)	(1,258,333,969)	(299,542,591)	(254,486,811)	(310,464,455)	(426,510,826)	(431,589,853)	(130,346,472)
-	-	-	-	83,015	991,060	-	-

(348,588,498)	(695,113,251)	586,106,455	158,255,570	(241,205,573)	(89,576,881)	(371,243,332)	241,328,436

(842,939,967)	(2,031,627,862)	585,954,982	157,056,861	(320,114,700)	(528,809,585)	(399,926,554)	(39,215,042)

5,427,616,999	7,459,244,861	824,862,299	667,805,438	1,836,666,054	2,365,475,639	1,891,209,146	1,930,424,188

$4,584,677,032	$5,427,616,999	$1,410,817,281	$824,862,299	$1,516,551,354	$1,836,666,054	$1,491,282,592	$1,891,209,146

59,800,000	39,950,000	8,400,000	3,910,000	2,600,000	10,900,000	2,700,000	14,800,000
(89,750,000)	(94,850,000)	(2,840,000)	(2,410,000)	(11,900,000)	(14,050,000)	(19,300,000)	(5,600,000)
438,800,000	493,700,000	7,820,001	6,320,001	67,350,000	70,500,000	82,600,000	73,400,000

408,850,000	438,800,000	13,380,001	7,820,001	58,050,000	67,350,000	66,000,000	82,600,000

131

Financial Highlights

Invesco California AMT-Free Municipal Bond ETF (PWZ)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$24.32	$28.03	$27.64	$27.62	$25.86

Net investment income(a)	0.67	0.59	0.64	0.67	0.67
Net realized and unrealized gain (loss) on investments	(0.14)	(3.72)	0.40	0.02	1.76

Total from investment operations	0.53	(3.13)	1.04	0.69	2.43

Distributions to shareholders from:
Net investment income	(0.69)	(0.59)	(0.65)	(0.67)	(0.67)

Transaction fees(a)	0.02	0.01	-	0.00 (b)	0.00 (b)

Net asset value at end of year	$24.18	$24.32	$28.03	$27.64	$27.62

Market price at end of year(c)	$24.24	$24.23	$28.05	$27.58	$27.62

Net Asset Value Total Return(d)	2.27%	(11.28)%	3.80%	2.56%	9.58%
Market Price Total Return(d)	2.91%	(11.66)%	4.10%	2.34%	9.70%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$660,139	$566,657	$520,028	$451,918	$346,602
Ratio to average net assets of:
Expenses	0.28%	0.28%	0.28%	0.28%	0.28%
Net investment income	2.78%	2.25%	2.31%	2.46%	2.55%
Portfolio turnover rate(e)	5%	3%	7%	12%	13%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

132

Financial Highlights–(continued)

Invesco CEF Income Composite ETF (PCEF)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$19.64	$24.61	$20.92	$22.35	$22.99

Net investment income(a)(b)	1.21	1.11	0.98	1.35	1.18
Net realized and unrealized gain (loss) on investments	(1.17)	(4.48)	4.33	(1.05)	(0.19)

Total from investment operations	0.04	(3.37)	5.31	0.30	0.99

Distributions to shareholders from:
Net investment income	(1.60)	(1.60)	(1.62)	(1.73)	(1.63)
Return of capital	(0.19)	-	-	-	-

Total distributions	(1.79)	(1.60)	(1.62)	(1.73)	(1.63)

Net asset value at end of year	$17.89	$19.64	$24.61	$20.92	$22.35

Market price at end of year(c)	$17.91	$19.63	$24.64	$20.91	$22.35

Net Asset Value Total Return(d)	0.49%	(14.04)%	26.36%	1.84%	4.72%
Market Price Total Return(d)	0.65%	(14.18)%	26.58%	1.80%	4.62%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$661,198	$727,859	$955,554	$756,106	$760,959
Ratio to average net assets of:
Expenses(e)	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income(b)	6.62%	5.03%	4.30%	6.36%	5.35%
Portfolio turnover rate(f)	30%	21%	25%	21%	20%

(a)	Based on average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

133

Financial Highlights–(continued)

Invesco Equal Weight 0-30 Year Treasury ETF (GOVI)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$30.75	$37.04	$39.21	$36.19	$31.68

Net investment income(a)	0.75	0.53	0.41	0.47	0.69
Net realized and unrealized gain (loss) on investments	(2.60)	(6.31)	(2.21)	3.04	4.51

Total from investment operations	(1.85)	(5.78)	(1.80)	3.51	5.20

Distributions to shareholders from:
Net investment income	(0.71)	(0.51)	(0.37)	(0.49)	(0.69)

Net asset value at end of year	$28.19	$30.75	$37.04	$39.21	$36.19

Market price at end of year(b)	$28.22	$30.65	$37.04	$39.14	$36.23

Net Asset Value Total Return(c)	(6.07)%	(15.71)%	(4.60)%	9.82%	16.71%
Market Price Total Return(c)	(5.66)%	(15.99)%	(4.43)%	9.50%	16.98%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$660,324	$524,987	$414,835	$203,903	$179,124
Ratio to average net assets of:
Expenses	0.23%	0.25%	0.25%	0.25%	0.26	%(d)
Net investment income	2.56%	1.57%	1.12%	1.25%	2.13	%(d)
Portfolio turnover rate(e)	19%	5%	3%	9%	5%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended August 31, 2023, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

Invesco Floating Rate Municipal Income ETF (PVI)

	Years Ended August 31,
	2023	2022		2021		2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$24.89	$24.88		$24.93		$24.93		$24.93

Net investment income (loss)(a)	0.59	0.05		(0.05)		0.17		0.31
Net realized and unrealized gain (loss) on investments.	0.01	(0.01	)(b)	0.00	(c)	(0.00	)(c)	-

Total from investment operations	0.60	0.04		(0.05)		0.17		0.31

Distributions to shareholders from:
Net investment income	(0.66)	(0.03)		(0.00	)(c)	(0.17)		(0.31)

Net asset value at end of year	$24.83	$24.89		$24.88		$24.93		$24.93

Market price at end of year(d)	$24.86	$24.89		$24.88		$24.93		$24.96

Net Asset Value Total Return(e)	2.45%	0.17%		(0.20)%		0.69%		1.26%
Market Price Total Return(e)	2.57%	0.17%		(0.20)%		0.58%		1.38%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$39,733	$63,469		$48,518		$49,855		$57,338
Ratio to average net assets of:
Expenses	0.25%	0.25%		0.25%		0.25%		0.26	%(f)
Net investment income (loss)	2.38%	0.22%		(0.19)%		0.70%		1.25	%(f)

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

134

Financial Highlights–(continued)

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$17.15	$19.59	$18.90	$19.06	$18.56

Net investment income(a)	0.76	0.61	0.68	0.76	0.77
Net realized and unrealized gain (loss) on investments	0.26	(2.45)	0.71	(0.15)	0.51

Total from investment operations	1.02	(1.84)	1.39	0.61	1.28

Distributions to shareholders from:
Net investment income	(0.72)	(0.60)	(0.70)	(0.77)	(0.78)

Net asset value at end of year	$17.45	$17.15	$19.59	$18.90	$19.06

Market price at end of year(b)	$17.46	$17.07	$19.61	$18.89	$19.07

Net Asset Value Total Return(c)	6.09%	(9.55)%	7.49%	3.38%	7.12%
Market Price Total Return(c)	6.64%	(10.06)%	7.66%	3.28%	7.25%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$544,418	$742,480	$834,635	$757,811	$760,546
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	4.40%	3.29%	3.55%	4.09%	4.18%
Portfolio turnover rate(d)	31%	44%	32%	35%	17%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$23.50	$27.03	$27.40	$26.33	$24.80

Net investment income(a)	0.78	0.57	0.60	0.71	0.76
Net realized and unrealized gain (loss) on investments.	(0.51)	(3.25)	(0.26)	1.07	1.53

Total from investment operations	0.27	(2.68)	0.34	1.78	2.29

Distributions to shareholders from:
Net investment income	(0.75)	(0.56)	(0.61)	(0.71)	(0.76)
Net realized gains	-	(0.29)	(0.10)	-	-

Total distributions	(0.75)	(0.85)	(0.71)	(0.71)	(0.76)

Net asset value at end of year	$23.02	$23.50	$27.03	$27.40	$26.33

Market price at end of year(b)	$23.01	$23.43	$27.04	$27.39	$26.31

Net Asset Value Total Return(c)	1.20%	(10.10)%	1.25%	6.91%	9.45%
Market Price Total Return(c)	1.46%	(10.39)%	1.34%	6.95%	9.36%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$44,891	$29,369	$52,706	$63,030	$92,171
Ratio to average net assets of:
Expenses	0.22%	0.22%	0.22%	0.22%	0.23	%(d)
Net investment income	3.38%	2.23%	2.21%	2.68%	3.03	%(d)
Portfolio turnover rate(e)	20%	30%	34%	36%	28%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

135

Financial Highlights–(continued)

Invesco National AMT-Free Municipal Bond ETF (PZA)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$23.30	$27.19	$26.74	$26.76	$25.11

Net investment income(a)	0.67	0.62	0.63	0.68	0.76
Net realized and unrealized gain (loss) on investments	(0.22)	(3.90)	0.46	(0.02)	1.65

Total from investment operations	0.45	(3.28)	1.09	0.66	2.41

Distributions to shareholders from:
Net investment income	(0.68)	(0.61)	(0.64)	(0.69)	(0.76)

Transaction fees(a)	0.01	0.00 (b)	0.00 (b)	0.01	0.00 (b)

Net asset value at end of year	$23.08	$23.30	$27.19	$26.74	$26.76

Market price at end of year(c)	$23.06	$23.26	$27.21	$26.73	$26.80

Net Asset Value Total Return(d)	2.00%	(12.21)%	4.11%	2.60%	9.83%
Market Price Total Return(d)	2.08%	(12.42)%	4.23%	2.42%	9.96%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,310,067	$1,983,926	$2,470,368	$2,677,153	$2,005,998
Ratio to average net assets of:
Expenses	0.28%	0.28%	0.28%	0.28%	0.28%
Net investment income	2.89%	2.42%	2.32%	2.59%	2.99%
Portfolio turnover rate(e)	3%	4%	10%	15%	11%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

136

Financial Highlights–(continued)

Invesco New York AMT-Free Municipal Bond ETF (PZT)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$22.36	$26.31	$25.67	$25.68	$23.99

Net investment income(a)	0.62	0.58	0.61	0.67	0.69
Net realized and unrealized gain (loss) on investments	(0.14)	(3.83)	0.66	(0.01)	1.70

Total from investment operations	0.48	(3.25)	1.27	0.66	2.39

Distributions to shareholders from:
Net investment income	(0.64)	(0.58)	(0.63)	(0.67)	(0.70)
Net realized gains	-	(0.12)	-	-	-

Total distributions	(0.64)	(0.70)	(0.63)	(0.67)	(0.70)

Net asset value at end of year	$22.20	$22.36	$26.31	$25.67	$25.68

Market price at end of year(b)	$22.14	$22.36	$26.29	$25.73	$25.70

Net Asset Value Total Return(c)	2.15%	(12.55)%	5.00%	2.66%	10.17%
Market Price Total Return(c)	1.88%	(12.49)%	4.66%	2.83%	10.58%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$88,785	$115,139	$121,015	$98,829	$79,601
Ratio to average net assets of:
Expenses.	0.28%	0.28%	0.28%	0.28%	0.29	%(d)
Net investment income	2.78%	2.37%	2.35%	2.64%	2.84	%(d)
Portfolio turnover rate(e)	10%	6%	15%	12%	11%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Preferred ETF (PGX)

	Years Ended August 31,
	2023	2022		2021		2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$12.37	$15.11		$14.86		$14.93		$14.60

Net investment income(a)	0.70	0.69		0.73		0.75		0.78
Net realized and unrealized gain (loss) on investments	(1.13)	(2.74)		0.26		(0.06)		0.36

Total from investment operations	(0.43)	(2.05)		0.99		0.69		1.14

Distributions to shareholders from:
Net investment income	(0.73)	(0.69)		(0.74)		(0.76)		(0.81)

Net asset value at end of year	$11.21	$12.37		$15.11		$14.86		$14.93

Market price at end of year(b)	$11.20	$12.37		$15.12		$14.91		$14.97

Net Asset Value Total Return(c)	(3.48)%	(13.85)%		6.81%		4.98%		8.23%
Market Price Total Return(c)	(3.56)%	(13.91)%		6.52%		5.04%		8.37%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,584,677	$5,427,617		$7,459,245		$6,260,956		$5,352,615
Ratio to average net assets of:
Expenses	0.50%	0.50	%(d)	0.50	%(d)	0.50	%(d)	0.50	%(d)
Net investment income	5.98%	5.01	%(d)	4.89	%(d)	5.20	%(d)	5.45	%(d)
Portfolio turnover rate(e)	15%	11%		25%		18%		15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Short Term Treasury ETF (TBLL)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$105.48	$105.67	$105.77	$105.60	$105.48

Net investment income(a)	4.29	0.50	0.09	1.27	2.39
Net realized and unrealized gain (loss) on investments	(0.18)	(0.33)	(0.06)	0.37	0.16

Total from investment operations.	4.11	0.17	0.03	1.64	2.55

Distributions to shareholders from:
Net investment income	(4.15)	(0.34)	(0.09)	(1.45)	(2.43)
Net realized gains	-	(0.02)	(0.04)	(0.02)	-

Total distributions	(4.15)	(0.36)	(0.13)	(1.47)	(2.43)

Net asset value at end of year	$105.44	$105.48	$105.67	$105.77	$105.60

Market price at end of year(b)	$105.51	$105.51	$105.68	$105.78	$105.62

Net Asset Value Total Return(c)	3.98%	0.15%	0.03%	1.56%	2.44%
Market Price Total Return(c)	4.03%	0.18%	0.04%	1.55%	2.41%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,410,817	$824,862	$667,805	$938,170	$547,018
Ratio to average net assets of:
Expenses	0.08%	0.08%	0.08%	0.08%	0.08%
Net investment income	4.08%	0.48%	0.09%	1.20%	2.27%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Taxable Municipal Bond ETF (BAB)

	Years Ended August 31,
	2023	2022	2021		2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$27.27	$33.55	$33.40		$32.83	$29.66

Net investment income(a)	0.95	0.85	0.85		1.07	1.23
Net realized and unrealized gain (loss) on investments	(1.15)	(6.28)	0.16		0.58	3.14

Total from investment operations	(0.20)	(5.43)	1.01		1.65	4.37

Distributions to shareholders from:
Net investment income	(0.95)	(0.86)	(0.86)		(1.10)	(1.23)

Transaction fees(a)	0.00 (b)	0.01	-		0.02	0.03

Net asset value at end of year	$26.12	$27.27	$33.55		$33.40	$32.83

Market price at end of year(c)	$26.12	$27.24	$33.46		$33.41	$32.97

Net Asset Value Total Return(d)	(0.70)%	(16.38)%	3.08%		5.28%	15.31%
Market Price Total Return(d)	(0.59)%	(16.23)%	2.78%		4.88%	16.39%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,516,551	$1,836,666	$2,365,476		$2,005,861	$1,308,223
Ratio to average net assets of:
Expenses, after Waivers	0.28%	0.28%	0.28	%(e)	0.27%	0.28%
Expenses, prior to Waivers	0.28%	0.28%	0.28	%(e)	0.28%	0.28%
Net investment income	3.61%	2.78%	2.58	%(e)	3.32%	4.06%
Portfolio turnover rate(f)	4%	3%	5%		18%	7%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Variable Rate Preferred ETF (VRP)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$22.90	$26.30	$24.96	$25.28	$25.14

Net investment income(a)	1.20	1.03	1.07	1.13	1.14
Net realized and unrealized gain (loss) on investments	(0.18)	(3.26)	1.38	(0.31)	0.33

Total from investment operations	1.02	(2.23)	2.45	0.82	1.47

Distributions to shareholders from:
Net investment income	(1.32)	(1.17)	(1.11)	(1.14)	(1.33)

Net asset value at end of year	$22.60	$22.90	$26.30	$24.96	$25.28

Market price at end of year(b)	$22.59	$22.86	$26.38	$25.01	$25.33

Net Asset Value Total Return(c)	4.68%	(8.63)%	10.00%	3.48%	6.17%
Market Price Total Return(c)	4.83%	(9.06)%	10.11%	3.51%	6.52%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,491,283	$1,891,209	$1,930,424	$1,472,807	$1,529,601
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	5.32%	4.21%	4.14%	4.61%	4.63%
Portfolio turnover rate(d)	14%	9%	15%	22%	13%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco California AMT-Free Municipal Bond ETF (PWZ)	“California AMT-Free Municipal Bond ETF”

Invesco CEF Income Composite ETF (PCEF)	“CEF Income Composite ETF”

Invesco Equal Weight 0-30 Year Treasury ETF (GOVI)(a)	“Equal Weight 0-30 Year Treasury ETF”

Invesco Floating Rate Municipal Income ETF (PVI)(b)	“Floating Rate Municipal Income ETF”

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)	“Fundamental High Yield® Corporate Bond ETF”

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)	“Fundamental Investment Grade Corporate Bond ETF”

Invesco National AMT-Free Municipal Bond ETF (PZA)	“National AMT-Free Municipal Bond ETF”

Invesco New York AMT-Free Municipal Bond ETF (PZT)	“New York AMT-Free Municipal Bond ETF”

Invesco Preferred ETF (PGX)	“Preferred ETF”

Invesco Short Term Treasury ETF (TBLL)(c)	“Short Term Treasury ETF”

Invesco Taxable Municipal Bond ETF (BAB)	“Taxable Municipal Bond ETF”

Invesco Variable Rate Preferred ETF (VRP)	“Variable Rate Preferred ETF”

(a)	Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco 1-30 Laddered Treasury ETF to Invesco Equal Weight 0-30 Year Treasury ETF.
(b)	Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco VRDO Tax-Free ETF to Invesco Floating Rate Municipal Income ETF.
(c)	Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco Treasury Collateral ETF to Invesco Short Term Treasury ETF.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of Equal Weight 0-30 Year Treasury ETF, which are listed and traded on The Nasdaq Stock Market LLC.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of CEF Income Composite ETF, Equal Weight 0-30 Year Treasury ETF, Fundamental High Yield® Corporate Bond ETF, Fundamental Investment Grade Corporate Bond ETF, Preferred ETF, Short Term Treasury ETF and Variable Rate Preferred ETF are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units of California AMT-Free Municipal Bond ETF, Floating Rate Municipal Income ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF and Taxable Municipal Bond ETF are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

To provide enhanced daily liquidity, Short Term Treasury ETF determines its NAV twice each day, at 12:00 p.m. ET and at the regularly scheduled close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. ET). The Fund provides same-day settlement for creation/redemption trades in the primary market for any trades placed before the initial daily NAV strike.

CEF Income Composite ETF is a “fund of funds,” in that it invests in other funds (“Underlying Funds”). Each Underlying Fund’s accounting policies are outlined in that Underlying Fund’s financial statements and are publicly available.

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The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

California AMT-Free Municipal Bond ETF	ICE BofA California Long-Term Core Plus Municipal Securities Index

CEF Income Composite ETF	S-Network Composite Closed-End Fund IndexSM

Equal Weight 0-30 Year Treasury ETF	ICE 1-30 Year Laddered Matuirty US Treasury Index

Floating Rate Municipal Income ETF	ICE US Municipal AMT-Free VRDO Constrained Index

Fundamental High Yield® Corporate Bond ETF	RAFI® Bonds U.S. High Yield 1-10 Index

Fundamental Investment Grade Corporate Bond ETF	RAFI® Bonds U.S. Investment Grade 1-10 Index

National AMT-Free Municipal Bond ETF	ICE BofA National Long-Term Core Plus Municipal Securities Index

New York AMT-Free Municipal Bond ETF	ICE BofA New York Long-Term Core Plus Municipal Securities Index

Preferred ETF	ICE BofA Core Plus Fixed Rate Preferred Securities Index

Short Term Treasury ETF	ICE U.S. Treasury Short Bond Index

Taxable Municipal Bond ETF	ICE BofA US Taxable Municipal Securities Plus Index

Variable Rate Preferred ETF	ICE Variable Rate Preferred & Hybrid Securities Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting

142

the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

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C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to Invesco Advisers, Inc. (the “Sub-Adviser”) for Short Term Treasury ETF and, for each Fund, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

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I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended August 31, 2023, CEF Income Composite ETF, Preferred ETF and Variable Rate Preferred ETF had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by those Funds as listed below:

Amount
CEF Income Composite ETF	$290,090
Preferred ETF	588,843
Variable Rate Preferred ETF	97,007

J.	Other Risks

ADR Risk. Certain Funds may invest in American depositary receipts (“ADRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

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Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, certain Funds currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between each Fund and conventional ETFs.

Changing Fixed-Income Market Conditions Risk. Increases in the federal funds and equivalent foreign interest rates or other changes to monetary policy or regulatory actions may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by APs which could potentially increase a Fund’s portfolio turnover rate and transaction costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

Foreign Fixed-Income Investment Risk. For certain Funds, investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Fund of Funds Risk. Because CEF Income Composite ETF invests primarily in other funds, its investment performance largely depends on the investment performance of the Underlying Funds. An investment in the Fund is subject to the risks associated with the Underlying Funds. In addition, at times, certain of the segments of the market represented by Underlying Funds in which the Fund invests may be out of favor and underperform other segments. The Fund will pay indirectly a proportional share of the expenses of the Underlying Funds in which it invests (including operating expenses and management fees), in addition to the fees and expenses it already will pay to the Adviser.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or

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viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

LIBOR Transition Risk. Certain Funds may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates ceased to be published after June 2023.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Funds and the instruments in which the Funds invest. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Funds invest that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that replaced LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Funds could result in losses to the Funds.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Mortgage-Backed and Asset-Backed Securities Risk. For certain Funds, investments in mortgage- and asset-backed securities are subject to call (prepayment) risk, reinvestment risk and extension risk. In addition, these securities are susceptible to an unexpectedly high rate of defaults on the mortgages held by a mortgage pool, which may adversely affect their value. The risk of such defaults depends on the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. For example, the risk of default generally is higher in the case of mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely mortgage payments.

Municipal Insurance Risk. A portion of the municipal securities that certain Funds hold may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Municipal Securities Risk. Certain Funds invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because certain Funds issue and redeem Creation Units principally for cash, such Funds will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units in-kind. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding

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Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because California AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF and Variable Rate Preferred ETF are non-diversified and can invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Not a Money Market Fund. Short Term Treasury ETF is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the Fund’s investments may be more susceptible than a money market fund’s investments to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, and it is possible for the Fund to lose money. The Fund does not seek to maintain a stable NAV of $1.00 per share.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If a Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received any income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities.

Risks of Investing in Closed-End Funds. For CEF Income Composite ETF, the shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that the Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tax Risk. There is no guarantee that the income from certain Funds will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

U.S. Government Obligations Risk. Certain Funds may invest in U.S. Government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury.

U.S. Government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Additionally, policy changes by the U.S. Government or its regulatory agencies and other governmental actions and political events within the United States, changes to the monetary policy by the Federal Reserve or other regulatory actions, the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit, may affect investor and consumer confidence; increase volatility in the financial markets, perhaps suddenly and to a significant degree; reduce prices of U.S. Treasury securities and/or increase the costs of various kinds of debt; result in higher interest rates; and even raise concerns about the U.S. Government’s credit rating and ability to service its debt. If a

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U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services, and for Short Term Treasury ETF, the oversight of the Sub-Adviser.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

California AMT-Free Municipal Bond ETF	0.28%

CEF Income Composite ETF	0.50%

Equal Weight 0-30 Year Treasury ETF*	0.15%

Floating Rate Municipal Income ETF	0.25%

Fundamental High Yield® Corporate Bond ETF	0.50%

Fundamental Investment Grade Corporate Bond ETF	0.22%

National AMT-Free Municipal Bond ETF	0.28%

New York AMT-Free Municipal Bond ETF	0.28%

Preferred ETF	0.50%

Short Term Treasury ETF	0.08%

Taxable Municipal Bond ETF	0.28%

Variable Rate Preferred ETF	0.50%

*	Effective June 26, 2023, the Fund’s annual advisory fee was reduced.

Through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2023, the Adviser waived fees for each Fund in the following amounts:

California AMT-Free Municipal Bond ETF	$-

CEF Income Composite ETF	296

Equal Weight 0-30 Year Treasury ETF	416

Floating Rate Municipal Income ETF	-

Fundamental High Yield® Corporate Bond ETF	2,394

Fundamental Investment Grade Corporate Bond ETF	80

National AMT-Free Municipal Bond ETF	-

New York AMT-Free Municipal Bond ETF	-

Preferred ETF	10,972

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Short Term Treasury ETF	$190

Taxable Municipal Bond ETF	16,854

Variable Rate Preferred ETF	7,873

For Short Term Treasury ETF, the Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement on behalf of each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

California AMT-Free Municipal Bond ETF	ICE Data Indices, LLC

CEF Income Composite ETF	S-Network Global Indexes, LLC

Equal Weight 0-30 Year Treasury ETF	Nasdaq, Inc.

Floating Rate Municipal Income ETF	ICE Data Indices, LLC

Fundamental High Yield® Corporate Bond ETF	Research Affiliates®

Fundamental Investment Grade Corporate Bond ETF	Research Affiliates®

National AMT-Free Municipal Bond ETF	ICE Data Indices, LLC

New York AMT-Free Municipal Bond ETF	ICE Data Indices, LLC

Preferred ETF	ICE Data Indices, LLC

Short Term Treasury ETF	ICE Data Indices, LLC

Taxable Municipal Bond ETF	ICE Data Indices, LLC

Variable Rate Preferred ETF	ICE Data Indices, LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2023, the following Fund incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Fund, as listed below:

CEF Income Composite ETF	$16,419

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

For the fiscal year ended August 31, 2023, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*
New York AMT-Free Municipal Bond ETF	$ -	$521,347	$(15,816)
Taxable Municipal Bond ETF	306,634	-	-

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market

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prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023, for each Fund (except for California AMT-Free Municipal Bond ETF, Floating Rate Municipal Income ETF, National AMT-Free Municipal Bond ETF and New York AMT-Free Municipal Bond ETF). As of August 31, 2023, all of the securities in California AMT-Free Municipal Bond ETF, Floating Rate Municipal Income ETF, National AMT-Free Municipal Bond ETF and New York AMT-Free Municipal Bond ETF were valued based on Level 2 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

CEF Income Composite ETF

Investments in Securities

Closed-End Funds	$660,699,896	$-	$-	$660,699,896

Money Market Funds	-	18,625,706	-	18,625,706

Total Investments	$660,699,896	$18,625,706	$-	$679,325,602

Equal Weight 0-30 Year Treasury ETF

Investments in Securities

U.S. Treasury Securities	$-	$659,203,171	$-	$659,203,171

Money Market Funds	12,918,811	-	-	12,918,811

Total Investments	$12,918,811	$659,203,171	$-	$672,121,982

Fundamental High Yield® Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$535,782,885	$-	$535,782,885

Money Market Funds	7,839,414	173,430,978	-	181,270,392

Total Investments	$7,839,414	$709,213,863	$-	$717,053,277

Fundamental Investment Grade Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$44,448,304	$-	$44,448,304

Money Market Funds	87,574	2,705,331	-	2,792,905

Total Investments	$87,574	$47,153,635	$-	$47,241,209

Preferred ETF

Investments in Securities

Preferred Stocks	$4,562,157,215	$-	$-	$4,562,157,215

Money Market Funds	-	99,731,299	-	99,731,299

Total Investments	$4,562,157,215	$99,731,299	$-	$4,661,888,514

Short Term Treasury ETF

Investments in Securities

U.S. Treasury Securities	$-	$1,397,995,404	$-	$1,397,995,404

Money Market Funds	357,133	-	-	357,133

Total Investments	$357,133	$1,397,995,404	$-	$1,398,352,537

151

	Level 1	Level 2	Level 3	Total

Taxable Municipal Bond ETF

Investments in Securities

Municipal Obligations	$-	$1,483,603,225	$-	$1,483,603,225

U.S. Dollar Denominated Bonds & Notes	-	3,329,714	-	3,329,714

Money Market Funds	11,750,804	-	-	11,750,804

Total Investments	$11,750,804	$1,486,932,939	$-	$1,498,683,743

Variable Rate Preferred ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$2,860,348	$1,091,570,165	$-	$1,094,430,513

Preferred Stocks	301,239,216	85,761,188	-	387,000,404

Money Market Funds	-	133,553,960	-	133,553,960

Total Investments	$304,099,564	$1,310,885,313	$-	$1,614,984,877

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023			2022
		Ordinary			Ordinary
	Ordinary	Income-Tax-	Return of	Ordinary	Income-Tax-	Long-Term
	Income*	Exempt	Capital	Income*	Exempt	Capital Gains

California AMT-Free Municipal Bond ETF	$22,284	$16,262,355	$-	$3,650	$13,113,220	$-

CEF Income Composite ETF	59,586,125	-	6,893,411	61,183,888	-	-

Equal Weight 0-30 Year Treasury ETF	14,136,883	-	-	6,811,810	-	-

Floating Rate Municipal Income ETF	-	1,548,995	-	-	85,128	-

Fundamental High Yield® Corporate Bond ETF	26,774,161	-	-	27,650,176	-	-

Fundamental Investment Grade Corporate Bond ETF	1,254,740	-	-	961,214	-	441,199

National AMT-Free Municipal Bond ETF	96,024	62,123,707	-	4,334	55,211,197	-

New York AMT-Free Municipal Bond ETF	4,356	2,609,529	-	668	2,667,776	560,281

Preferred ETF	300,697,738	-	-	329,297,652	-	-

Short Term Treasury ETF	46,034,156	-	-	2,779,153	-	-

Taxable Municipal Bond ETF	55,177,900	-	-	59,550,150	-	-
Variable Rate Preferred ETF	97,311,997	-	-	94,506,497	-	-

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
California AMT-Free Municipal Bond ETF	$-	$-	$-	$(41,291,146)	$(693,974)	$702,124,189	$660,139,069

CEF Income Composite ETF	-	-	-	(84,263,359)	(79,240,101)	824,701,645	661,198,185

Equal Weight 0-30 Year Treasury ETF	842,238	-	-	(112,632,951)	(6,055,991)	778,170,864	660,324,160

Floating Rate Municipal Income ETF	-	14,254	-	-	-	39,718,647	39,732,901

Fundamental High Yield® Corporate Bond ETF	2,483,928	-	-	(41,654,715)	(63,212,216)	646,801,009	544,418,006

Fundamental Investment Grade Corporate Bond ETF	22,913	-	-	(2,779,156)	(617,837)	48,265,259	44,891,179

National AMT-Free Municipal Bond ETF	-	-	-	(207,381,904)	(11,422,687)	2,528,871,454	2,310,066,863

New York AMT-Free Municipal Bond ETF	-	-	-	(9,181,443)	(492,608)	98,459,538	88,785,487

Preferred ETF	5,145,880	-	-	(1,119,055,703)	(562,680,226)	6,261,267,081	4,584,677,032

Short Term Treasury ETF	909,809	-	-	(1,017,075)	(1,076,894)	1,412,001,441	1,410,817,281

Taxable Municipal Bond ETF	463,204	-	-	(235,267,339)	(14,125,209)	1,765,480,698	1,516,551,354

152

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

Variable Rate Preferred ETF	$9,933,420	$-	$(2,910,099)	$(171,745,890)	$(77,202,465)	$1,733,207,626	$1,491,282,592

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2023, as follows:

	No expiration

	Short-Term	Long-Term	Total*

California AMT-Free Municipal Bond ETF	$97,794	$596,180	$693,974

CEF Income Composite ETF	16,723,562	62,516,539	79,240,101

Equal Weight 0-30 Year Treasury ETF	893,898	5,162,093	6,055,991

Floating Rate Municipal Income ETF	-	-	-

Fundamental High Yield® Corporate Bond ETF	21,694,640	41,517,576	63,212,216

Fundamental Investment Grade Corporate Bond ETF	153,438	464,399	617,837

National AMT-Free Municipal Bond ETF	9,412,030	2,010,657	11,422,687

New York AMT-Free Municipal Bond ETF	106,457	386,151	492,608

Preferred ETF	43,873,696	518,806,530	562,680,226

Short Term Treasury ETF	1,076,894	-	1,076,894

Taxable Municipal Bond ETF	3,775,830	10,349,379	14,125,209

Variable Rate Preferred ETF	8,266,011	68,936,454	77,202,465

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

California AMT-Free Municipal Bond ETF	$163,341,512	$28,704,976

CEF Income Composite ETF	207,853,430	206,782,689

Equal Weight 0-30 Year Treasury ETF	-	-

Floating Rate Municipal Income ETF	-	-

Fundamental High Yield® Corporate Bond ETF	197,773,858	201,726,231

Fundamental Investment Grade Corporate Bond ETF	7,608,406	7,498,100

National AMT-Free Municipal Bond ETF	470,242,745	57,811,636

New York AMT-Free Municipal Bond ETF	10,979,372	9,499,750

Preferred ETF	725,986,902	743,670,018

Short Term Treasury ETF	-	-

Taxable Municipal Bond ETF	89,072,002	55,520,272

Variable Rate Preferred ETF	230,412,317	226,109,345

For the fiscal year ended August 31, 2023, the cost of securities purchased and the proceeds from sales of U.S. Government obligations (other than short-term securities, money market funds and in-kind transactions) were as follows:

	Purchases	Sales

Equal Weight 0-30 Year Treasury ETF	$123,349,245	$107,286,797

Short Term Treasury ETF	-	-

153

For the fiscal year ended August 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales

California AMT-Free Municipal Bond ETF	$22,102,541	$62,572,510

CEF Income Composite ETF	83,379,831	84,286,465

Equal Weight 0-30 Year Treasury ETF	286,002,295	109,694,148

Floating Rate Municipal Income ETF	-	-

Fundamental High Yield® Corporate Bond ETF	74,916,450	269,234,896

Fundamental Investment Grade Corporate Bond ETF	35,148,244	19,957,860

National AMT-Free Municipal Bond ETF	158,776,936	200,376,750

New York AMT-Free Municipal Bond ETF	-	23,449,174

Preferred ETF	675,803,976	1,016,672,255

Short Term Treasury ETF	-	-

Taxable Municipal Bond ETF	34,553,685	311,984,379

Variable Rate Preferred ETF	51,510,328	416,051,956

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of August 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

California AMT-Free Municipal Bond ETF	$ 1,601,347	$(42,892,493)	$(41,291,146)	$684,211,778

CEF Income Composite ETF	20,816,140	(105,079,499)	(84,263,359)	763,588,961

Equal Weight 0-30 Year Treasury ETF	7,961	(112,640,912)	(112,632,951)	784,754,933

Floating Rate Municipal Income ETF	-	-	-	38,155,000

Fundamental High Yield® Corporate Bond ETF	1,301,397	(42,956,112)	(41,654,715)	758,707,992

Fundamental Investment Grade Corporate Bond ETF	18,484	(2,797,640)	(2,779,156)	50,020,365

National AMT-Free Municipal Bond ETF	6,723,763	(214,105,667)	(207,381,904)	2,491,249,396

New York AMT-Free Municipal Bond ETF	65,109	(9,246,552)	(9,181,443)	96,971,066

Preferred ETF	2,371,345	(1,121,427,048)	(1,119,055,703)	5,780,944,217

Short Term Treasury ETF	15,983	(1,033,058)	(1,017,075)	1,399,369,612

Taxable Municipal Bond ETF	9,192,060	(244,459,399)	(235,267,339)	1,733,951,082

Variable Rate Preferred ETF	4,916,490	(176,662,380)	(171,745,890)	1,786,730,767

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, registered investment company adjustments, taxable overdistributions, partnerships, hybrid securities and return of capital distributions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

California AMT-Free Municipal Bond ETF	$117,463	$3,836,748	$(3,954,211)

CEF Income Composite ETF	14,505,271	(2,358,872)	(12,146,399)

Equal Weight 0-30 Year Treasury ETF	-	3,402,008	(3,402,008)

Floating Rate Municipal Income ETF	-	-	-

Fundamental High Yield® Corporate Bond ETF	-	12,743,383	(12,743,383)

Fundamental Investment Grade Corporate Bond ETF	7,549	233,468	(241,017)

National AMT-Free Municipal Bond ETF	267,894	17,625,768	(17,893,662)

New York AMT-Free Municipal Bond ETF	12,158	1,912,854	(1,925,012)

Preferred ETF	5,459,352	84,400,989	(89,860,341)

Short Term Treasury ETF	-	20,959	(20,959)

154

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

Taxable Municipal Bond ETF	$12,969	$51,254,302	$(51,267,271)

Variable Rate Preferred ETF	8,816,756	23,453,559	(32,270,315)

NOTE 9–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. For CEF Income Composite ETF, Equal Weight 0-30 Year Treasury ETF, Fundamental High Yield® Corporate Bond ETF, Fundamental Investment Grade Corporate Bond ETF, Preferred ETF, Short Term Treasury ETF and Variable Rate Preferred ETF, such transactions are generally in exchange for Deposit Securities. However, for such Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances. For California AMT-Free Municipal Bond ETF, Floating Rate Municipal Income ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF and Taxable Municipal Bond ETF, such transactions are principally in exchange for the deposit or delivery of cash.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

155

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco Equal Weight 0-30 Year Treasury ETF, Invesco Floating Rate Municipal Income ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco Short Term Treasury ETF, Invesco Taxable Municipal Bond ETF and Invesco Variable Rate Preferred ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco Equal Weight 0-30 Year Treasury ETF, Invesco Floating Rate Municipal Income ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco Short Term Treasury ETF, Invesco Taxable Municipal Bond ETF and Invesco Variable Rate Preferred ETF (twelve of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

156

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

In addition to the fees and expenses which the Invesco CEF Income Composite ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	March 1, 2023	August 31, 2023	Six-Month Period	Six-Month Period(1)

Invesco California AMT-Free Municipal Bond ETF (PWZ)

Actual	$1,000.00	$1,014.40	0.28%	$1.42

Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43

Invesco CEF Income Composite ETF (PCEF)

Actual	1,000.00	997.20	0.50	2.52

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

Invesco Equal Weight 0-30 Year Treasury ETF (GOVI)

Actual	1,000.00	991.20	0.21	1.05

Hypothetical (5% return before expenses)	1,000.00	1,024.15	0.21	1.07

157

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	March 1, 2023	August 31, 2023	Six-Month Period	Six-Month Period(1)

Invesco Floating Rate Municipal Income ETF (PVI)

Actual	$1,000.00	$1,014.30	0.25%	$1.27

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

Actual	1,000.00	1,038.10	0.50	2.57

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

Actual	1,000.00	1,021.80	0.22	1.12

Hypothetical (5% return before expenses)	1,000.00	1,024.10	0.22	1.12

Invesco National AMT-Free Municipal Bond ETF (PZA)

Actual	1,000.00	1,014.80	0.28	1.42

Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43

Invesco New York AMT-Free Municipal Bond ETF (PZT)

Actual	1,000.00	1,015.00	0.28	1.42

Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43

Invesco Preferred ETF (PGX)

Actual	1,000.00	946.20	0.50	2.45

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

Invesco Short Term Treasury ETF (TBLL)

Actual	1,000.00	1,024.10	0.08	0.41

Hypothetical (5% return before expenses)	1,000.00	1,024.80	0.08	0.41

Invesco Taxable Municipal Bond ETF (BAB)

Actual	1,000.00	1,010.80	0.28	1.42

Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43

Invesco Variable Rate Preferred ETF (VRP)

Actual	1,000.00	1,001.30	0.50	2.52

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

158

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended August 31, 2023:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Tax-Exempt Income*

Invesco California AMT-Free Municipal Bond ETF	0%	0%	0%	0%	100%	100%	100%

Invesco CEF Income Composite ETF	0%	5%	0%	0%	0%	0%	0%

Invesco Equal Weight 0-30 Year Treasury ETF	0%	0%	0%	100%	100%	100%	0%

Invesco Floating Rate Municipal Income ETF	0%	0%	0%	0%	0%	0%	100%

Invesco Fundamental High Yield® Corporate Bond ETF	0%	0%	0%	0%	95%	92%	0%

Invesco Fundamental Investment Grade Corporate Bond ETF	0%	0%	0%	0%	99%	98%	0%

Invesco National AMT-Free Municipal Bond ETF	0%	0%	0%	0%	100%	100%	100%

Invesco New York AMT-Free Municipal Bond ETF	0%	0%	0%	0%	100%	100%	100%

Invesco Preferred ETF	0%	67%	62%	0%	23%	23%	0%

Invesco Short Term Treasury ETF	0%	0%	0%	100%	100%	100%	0%

Invesco Taxable Municipal Bond ETF	0%	0%	0%	0%	100%	100%	0%

Invesco Variable Rate Preferred ETF	0%	63%	58%	0%	20%	15%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

159

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	211	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	211	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

160

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	211	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

161

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	211	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

162

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	211	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	211	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

163

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	211	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

164

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	211	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	211	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

165

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Manager, Invesco Investment Advisers, LLC (2023-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	211	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

166

Trustees and Officers–(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

167

Trustees and Officers–(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

168

Trustees and Officers–(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

169

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF	Invesco PureBetaSM MSCI USA Small Cap ETF
Invesco Alerian Galaxy Blockchain Users and Decentralized	Invesco PureBetaSM US Aggregate Bond ETF
Commerce ETF	Invesco Russell 1000 Equal Weight ETF
Invesco Alerian Galaxy Crypto Economy ETF	Invesco S&P 500® Enhanced Value ETF
Invesco California AMT-Free Municipal Bond ETF	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF
Invesco CEF Income Composite ETF	Invesco S&P 500® High Beta ETF
Invesco China Technology ETF	Invesco S&P 500® High Dividend Low Volatility ETF
Invesco DWA Developed Markets Momentum ETF	Invesco S&P 500® Low Volatility ETF
Invesco DWA Emerging Markets Momentum ETF	Invesco S&P 500 Minimum Variance ETF
Invesco DWA SmallCap Momentum ETF	Invesco S&P 500® Momentum ETF
Invesco Emerging Markets Sovereign Debt ETF	Invesco S&P 500 QVM Multi-factor ETF
Invesco ESG NASDAQ 100 ETF	Invesco S&P 500 Revenue ETF
Invesco ESG NASDAQ Next Gen 100 ETF	Invesco S&P Emerging Markets Low Volatility ETF
Invesco ESG S&P 500 Equal Weight ETF	Invesco S&P Emerging Markets Momentum ETF
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Invesco S&P International Developed Low Volatility ETF
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	Invesco S&P International Developed Momentum ETF
Invesco FTSE RAFI Emerging Markets ETF	Invesco S&P International Developed Quality ETF
Invesco Fundamental High Yield® Corporate Bond ETF	Invesco S&P MidCap 400 QVM Multi-factor ETF
Invesco Fundamental Investment Grade Corporate Bond ETF	Invesco S&P MidCap 400 Revenue ETF
Invesco Global Clean Energy ETF	Invesco S&P MidCap Low Volatility ETF
Invesco Global Short Term High Yield Bond ETF	Invesco S&P SmallCap 600 QVM Multi-factor ETF
Invesco Global Water ETF	Invesco S&P SmallCap 600 Revenue ETF
Invesco International BuyBack Achievers™ ETF	Invesco S&P SmallCap Consumer Discretionary ETF
Invesco International Corporate Bond ETF	Invesco S&P SmallCap Consumer Staples ETF
Invesco KBW Bank ETF	Invesco S&P SmallCap Energy ETF
Invesco KBW High Dividend Yield Financial ETF	Invesco S&P SmallCap Financials ETF
Invesco KBW Premium Yield Equity REIT ETF	Invesco S&P SmallCap Health Care ETF
Invesco KBW Property & Casualty Insurance ETF	Invesco S&P SmallCap High Dividend Low Volatility ETF
Invesco KBW Regional Banking ETF	Invesco S&P SmallCap Industrials ETF
Invesco MSCI Green Building ETF	Invesco S&P SmallCap Information Technology ETF
Invesco NASDAQ 100 ETF	Invesco S&P SmallCap Low Volatility ETF
Invesco Nasdaq Biotechnology ETF	Invesco S&P SmallCap Materials ETF
Invesco NASDAQ Next Gen 100 ETF	Invesco S&P SmallCap Quality ETF
Invesco National AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Utilities & Communication Services ETF
Invesco New York AMT-Free Municipal Bond ETF	Invesco S&P Ultra Dividend Revenue ETF
Invesco PHLX Semiconductor ETF	Invesco Senior Loan ETF
Invesco Preferred ETF	Invesco Taxable Municipal Bond ETF
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Invesco Treasury Collateral ETF
Invesco PureBetaSM FTSE Developed ex-North America ETF	Invesco Variable Rate Preferred ETF
Invesco PureBetaSM FTSE Emerging Markets ETF	Invesco VRDO Tax-Free ETF
Invesco PureBetaSM MSCI USA ETF

Also at the April 18, 2023 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

170

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year and since-inception periods for Invesco VRDO Tax-Free ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO

Tax-Free ETF’s correlation to its underlying index. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser compensates the Sub-Advisers (as applicable) from its unitary advisory fee and pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

•	0.04% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA ETF;

•	0.05% of the Fund’s average daily net assets for Invesco PureBetaSM US Aggregate Bond ETF;

•	0.06% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA Small Cap ETF;

•	0.07% of the Fund’s average daily net assets for Invesco PureBetaSM 0-5 Yr US TIPS ETF and Invesco PureBetaSM FTSE Developed ex-North America ETF;

•	0.08% of the Fund’s average daily net assets for Invesco Treasury Collateral ETF;

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Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

•	0.10% of the Fund’s average daily net assets for Invesco S&P 500 Minimum Variance ETF;

•	0.11% of the Fund’s average daily net assets for Invesco S&P 500 QVM Multi-factor ETF;

•	0.13% of the Fund’s average daily net assets for Invesco S&P 500 Enhanced Value ETF and Invesco S&P 500 Momentum ETF;

•	0.14% of the Fund’s average daily net assets for Invesco PureBetaSM FTSE Emerging Markets ETF;

•	0.15% of the Fund’s average daily net assets for Invesco NASDAQ 100 ETF, Invesco NASDAQ Next Gen 100 ETF, Invesco S&P MidCap 400 QVM Multi-factor ETF and Invesco S&P SmallCap 600 QVM Multi-factor ETF;

•	0.19% of the Fund’s average daily net assets for Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF;

•	0.20% of the Fund’s average daily net assets for Invesco ESG NASDAQ 100 ETF, Invesco ESG NASDAQ Next Gen 100 ETF, Invesco ESG S&P 500 Equal Weight ETF and Invesco Russell 1000 Equal Weight ETF;

•	0.22% of the Fund’s average daily net assets for Invesco Fundamental Investment Grade Corporate Bond ETF;

•

0.25% of the Fund’s average daily net assets for Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco VRDO Tax-Free ETF;

•

0.28% of the Fund’s average daily net assets for Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco Taxable Municipal Bond ETF;

•

0.29% of the Fund’s average daily net assets for Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF and Invesco S&P SmallCap Utilities & Communication Services ETF;

•	0.30% of the Fund’s average daily net assets for Invesco S&P 500® High Dividend Low Volatility ETF and Invesco S&P SmallCap High Dividend Low Volatility ETF;

•

0.35% of the Fund’s average daily net assets for Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF;

•

0.39% of the Fund’s average daily net assets for Invesco MSCI Green Building ETF, Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF;

•	0.45% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. ETF;

•	0.49% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and Invesco FTSE RAFI Emerging Markets ETF;

•

0.50% of the Fund’s daily net assets for Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF and Invesco Variable Rate Preferred ETF;

•	0.55% of the Fund’s daily net assets for Invesco International BuyBack AchieversTM ETF;

•	0.60% of the Fund’s daily net assets for Invesco DWA SmallCap Momentum ETF, Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF and Invesco Alerian Galaxy Crypto Economy ETF;

•	0.65% of the Fund’s daily net assets for Invesco Senior Loan ETF;

•	0.70% of the Fund’s daily net assets for Invesco China Technology ETF;

•	0.75% of the Fund’s daily net assets for Invesco Global Clean Energy ETF and Invesco Global Water ETF;

•	0.80% of the Fund’s daily net assets for Invesco DWA Developed Markets Momentum ETF; and

•	0.90% of the Fund’s daily net assets for Invesco DWA Emerging Markets Momentum ETF.

172

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco 1-30 Laddered Treasury ETF			X

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	X	N/A	X

Invesco Alerian Galaxy Crypto Economy ETF	X	N/A	X

Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X

Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X

Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X

Invesco Emerging Markets Sovereign Debt ETF			X

Invesco ESG NASDAQ 100 ETF			X

Invesco ESG NASDAQ Next Gen 100 ETF	X		X

Invesco ESG S&P 500 Equal Weight ETF	X		X

Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF			X

Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		N/A	X

Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		X	X

Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		X	X

Invesco International BuyBack AchieversTM ETF	X	N/A	X

Invesco International Corporate Bond ETF			X

Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X

Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X

Invesco KBW Regional Banking ETF	X		X

Invesco MSCI Green Building ETF			X

Invesco NASDAQ 100 ETF	X	X	X

Invesco Nasdaq Biotechnology ETF	X		X

Invesco NASDAQ Next Gen 100 ETF	X		X

Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X

Invesco PHLX Semiconductor ETF	X	X	X

Invesco Preferred ETF		N/A	X

Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X

Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X

Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X

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Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco PureBetaSM MSCI USA ETF	X	X	X

Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X

Invesco PureBetaSM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Equal Weight ETF	X		X

Invesco S&P 500 Enhanced Value ETF	X	X	X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X		X

Invesco S&P 500® High Beta ETF	X	X	X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X

Invesco S&P 500 Momentum ETF	X		X

Invesco S&P 500 QVM Multi-factor ETF	X	X	X

Invesco S&P 500 Revenue ETF			X

Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X

Invesco S&P International Developed Low Volatility ETF	X	X	X

Invesco S&P International Developed Momentum ETF	X		X

Invesco S&P International Developed Quality ETF	X		X

Invesco S&P MidCap 400 QVM Multi-factor ETF	X	X	X

Invesco S&P MidCap 400 Revenue ETF			X

Invesco S&P MidCap Low Volatility ETF	X		X

Invesco S&P SmallCap 600 QVM Multi-factor ETF	X	X	X

Invesco S&P SmallCap 600 Revenue ETF			X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X

Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X

Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X

Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X

Invesco S&P SmallCap Information Technology ETF	X		X

Invesco S&P SmallCap Low Volatility ETF	X		X

Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X		X

Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X

Invesco Senior Loan ETF		N/A	X

Invesco Taxable Municipal Bond ETF		N/A	X

Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X

Invesco VRDO Tax-Free ETF		N/A	X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Senior Loan ETF’s, Invesco MSCI Green Building ETF’s, Invesco California AMT-Free Municipal Bond ETF’s, Invesco International Corporate Bond ETF’s, Invesco National AMT-Free Municipal Bond ETF’s, Invesco New York AMT-Free Municipal Bond

174

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

ETF’s, Invesco Taxable Municipal Bond ETF’s and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis. For Invesco PureBetaSM FTSE Developed ex-North America ETF, Invesco PureBetaSM FTSE Emerging Markets ETF, Invesco PureBetaSM MSCI USA Small Cap ETF and Invesco PureBetaSM US Aggregate Bond ETF, the Board noted that it had previously approved the liquidation and termination of each Fund effective on or about June 30, 2023 and considered that the continuation of the Investment Advisory Agreement for such Funds would facilitate the orderly liquidation of the Funds.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 18,

175

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

2023. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided or to be provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Trustees reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, and the experience and skills of the investment personnel responsible for the day-to-day management of the Funds.

Based on its review, the Board concluded that the nature, extent and quality of services provided or to be provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fee charged by the Sub-Advisers under the Sub-Advisory Agreement is consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Trustees considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 24 and April 18, 2023 Board meetings, and Invesco Advisers, Inc., in connection with the April 18, 2023 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Board considered whether the sub-advisory fee rate for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF was reasonable in relation to the asset size of the Funds and concluded that the flat sub-advisory fee rate was reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from affiliated money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Fund’s excess cash invested in the affiliated money market funds. The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as securities lending agent for the Invesco ETFs. The Trustees noted that the Sub-Advisers had not identified any further benefits that they received from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-FINC-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders
August 31, 2023
RSPE	Invesco ESG S&P 500 Equal Weight ETF

PBUS	Invesco MSCI USA ETF (formerly, Invesco PureBetaSM MSCI USA ETF)

EQAL	Invesco Russell 1000 Equal Weight ETF

SPVU	Invesco S&P 500® Enhanced Value ETF

XRLV	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

SPHB	Invesco S&P 500® High Beta ETF

SPHD	Invesco S&P 500® High Dividend Low Volatility ETF

SPLV	Invesco S&P 500® Low Volatility ETF

SPMV	Invesco S&P 500 Minimum Variance ETF

SPMO	Invesco S&P 500® Momentum ETF

QVML	Invesco S&P 500 QVM Multi-factor ETF

QVMM	Invesco S&P MidCap 400 QVM Multi-factor ETF

XMLV	Invesco S&P MidCap Low Volatility ETF

QVMS	Invesco S&P SmallCap 600 QVM Multi-factor ETF

XSHD	Invesco S&P SmallCap High Dividend Low Volatility ETF

XSLV	Invesco S&P SmallCap Low Volatility ETF

XSHQ	Invesco S&P SmallCap Quality ETF

2

The Market Environment

Domestic Equity

At the start of the fiscal year, volatility in the equity markets increased. US equity markets rose in August 2022 until the US Federal Reserve (the Fed) chairman Jerome Powell gave hawkish comments at an economic policy symposium held in Jackson Hole, sparking a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.1 After a continued decline in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February of 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. The Consumer Price Index (CPI) rose 4% as of May 31, 2023, the smallest 12-month increase in nearly two years.2 The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick at the end of May. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but investors got a long-awaited “pause” in rate hikes as the Fed left rates unchanged at its June meeting, sending equity markets higher. However, the Fed raised rates another 0.25% in July, bringing the rate to its highest level since June 2006.1 After two months of gains, equity markets declined in August as a resilient economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in June 2022, the highest level since 1981, the CPI rose by 0.2% in July and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 At its annual Jackson Hole symposium in August 2023, Fed chair Jerome Powell remarked that while progress has been made, inflation is still too high, and the Fed intends “to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.”

Despite higher rates and increased market volatility, US stocks for the fiscal year had strong returns of 15.94%, as measured by the S&P 500 Index.3

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Lipper Inc.

3

RSPE	Management’s Discussion of Fund Performance
Invesco ESG S&P 500 Equal Weight ETF (RSPE)

As an index fund, the Invesco ESG S&P 500 Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500 Equal Weight ESG Leaders Select Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the equal weighted performance of securities included in the S&P 500 Equal Weight Index (the “Parent Index”) that also meet the Index Provider’s environmental, social and governance (“ESG”) criteria, while maintaining similar overall industry group weights as the Parent Index.

The Parent Index consists of all of the components of the S&P 500 Index. However, unlike the S&P 500 index, which employs a market capitalization weighted methodology, the Parent Index assigns each component security the same weight. Like the Parent Index, constituents of the Index are equally weighted. Companies that are included in the Parent Index are evaluated for inclusion in the Index based on multiple considerations.

Each constituent is assigned an “S&P DJI ESG score,” which is designed to measure a company’s overall performance related to financially material ESG factors. The analysis of whether a factor is financially material focuses on industry-specific business value drivers that contribute to company performance, utilizing quantitative and qualitative research and industry experience. The analysis incorporates historical correlation data and current industry conditions to identify which long-term economic, social or environmental factors are likely to have the most significant impact on a company’s business value drivers of growth, cost or risk, and ultimately, future financial performance. S&P DJI ESG scores are based on the S&P Global Corporate Sustainability Assessment (“CSA”), which is a questionnaire-based survey conducted annually that seeks to identify how well-equipped a company is to recognize and respond to emerging sustainability opportunities and challenges in the global market. S&P Global, an affiliate of the Index Provider, issues a CSA request each March to subject companies. The CSA uses custom industries, derived from Global Industry Classification Standard (“GICS®”), to analyze companies using industry-specific questionnaires. Companies provide up to 1,000 data points in response to the questionnaires which are used to score each company’s performance in relation to each specific ESG subject. If a company chooses not to actively participate in the assessment, it may be assessed based on publicly available information, including a company’s financial reports, press releases and other public statements, and other information available on the company’s website. Companies are ranked from highest to lowest according to their S&P DJI ESG scores, and the top 40% of constituents within each GICS® industry group generally are included in the Index.

In addition, the Index employs negative screens to exclude securities of companies with business activities that do not meet the eligibility criteria for the Index, regardless of a company’s S&P DJI ESG score. Companies classified as part of the GICS® Oil & Gas Storage & Transportation Sub-Industry are excluded from the eligible universe. Additional screens rely on information from Sustainalytics, a globally-recognized independent provider of ESG research, ratings, and data. The Index uses this information to screen for companies with certain business activities above the S&P DJI Level of Involvement Threshold or the S&P DJI Significant Ownership Threshold. These thresholds generally exclude from the Index companies that derive 0-25% or more of their revenues from, or that own 10% or more of another company that engages in, the following activities: Arctic oil & gas exploration; alcoholic beverages; cannabis production, distribution or retail sales; controversial weapons; genetically modified plants and seeds; gambling; military contracting; nuclear power; oil and gas exploration, production, generation, refinement, transportation or storage; oil sands extraction; palm oil production and distribution; pesticides; riot control weapons; shale energy extraction; small arms; thermal coal; and tobacco.

The Index Provider also utilizes information from the Sustainalytics’ Global Standards Screening (“GSS”) assessment to exclude certain companies that cause, contribute or are linked to violations of international norms and standards, in relation to the principles of the United Nations Global Compact (“UNGC”). The UNGC is an arrangement by which companies voluntarily and publicly commit to a set of principles drawn from key UN Conventions and Declarations. The principles of the UNGC represent a set of values that the UN believes responsible businesses should incorporate into their operations in order to meet fundamental responsibilities in the areas of human rights, labor, the environment, and anti-corruption. Companies are classified into three statuses based on whether the company is assessed as acting in accordance with the UNGC principles, and their associated standards, conventions and treaties, including “non-compliant,” “watchlist” and “compliant.” Companies classified as “non-compliant” are ineligible for inclusion in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 10.15%. On a net asset value (“NAV”) basis, the Fund returned 10.21%. During the same time period, the Index returned 10.40%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

4

Invesco ESG S&P 500 Equal Weight ETF (RSPE) (continued)

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 15.94%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs ESG stock selection criteria and an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to and the security selection within the information technology sector and the Fund’s overweight allocation to and security selection within the financials sector.

For the fiscal year ended August 31, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and health care sectors, respectively. The consumer staples sector detracted most significantly from the Fund’s performance during the period, followed by the utilities and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included NVIDIA Corp., an information technology company (portfolio average weight of 0.62%), and Royal Caribbean Cruises Ltd., a consumer discretionary company (portfolio average weight of 0.61%). Positions that detracted most significantly from the Fund’s return during this period included Comerica, Inc., a financials company (no longer held at fiscal year-end) and Estee Lauder Cos., Inc. (The), Class A, a consumer staples company (portfolio average weight of 0.52%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Industrials	16.23
Financials	15.48
Information Technology	14.98
Health Care	13.80
Consumer Discretionary	11.47
Real Estate	7.17
Consumer Staples	6.91
Materials	6.56
Communication Services	4.23
Utilities	3.04
Money Market Funds Plus Other Assets Less Liabilities	0.13

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Adobe, Inc.	0.71
NVIDIA Corp.	0.70
Intuit, Inc.	0.68
Digital Realty Trust, Inc.	0.67
Arista Networks, Inc.	0.66
United Rentals, Inc.	0.65
Boston Properties, Inc.	0.65
Caterpillar, Inc.	0.63
Newell Brands, Inc.	0.63
TJX Cos., Inc. (The)	0.63
Total	6.61

*	Excluding money market fund holdings.

5

Invesco ESG S&P 500 Equal Weight ETF (RSPE) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
S&P 500 Equal Weight ESG Leaders Select Index	10.40%	(2.52)%	(4.46)%
S&P 500® Index	15.94	(0.56)	(1.01)
Fund
NAV Return	10.21	(2.71)	(4.80)
Market Price Return	10.15	(2.71)	(4.79)

Fund Inception: November 17, 2021

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

6

PBUS	Management’s Discussion of Fund Performance
Invesco MSCI USA ETF (PBUS)

Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco PureBetaSM MSCI USA ETF to Invesco MSCI USA ETF (the “Fund”).

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI USA Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the large- and mid-capitalization segments of the

U.S. equity market. The Index Provider weights securities in the Index by their free float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 15.63%. On a net asset value (“NAV”) basis, the Fund returned 15.72%. During the same time period, the Index returned 15.77%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

For the fiscal year ended August 31, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the communication services and industrials sectors, respectively. The utilities sector detracted most significantly from the Fund’s return during the period, followed by the real estate sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included NVIDIA Corp., an information technology company (portfolio average weight of 1.74%), and Microsoft Corp., an information technology company (portfolio average weight of 5.43%). Positions that detracted most significantly from the Fund’s return included Tesla, Inc., a consumer discretionary company (portfolio average weight of 1.56%), and Walt Disney Co. (The), a consumer discretionary company (portfolio average weight of 0.49%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Information Technology	28.36
Health Care	12.97
Financials	12.23
Consumer Discretionary	10.85
Industrials	8.81
Communication Services	8.68
Consumer Staples	6.32
Energy	4.38
Sector Types Each Less Than 3%	7.29
Money Market Funds Plus Other Assets Less Liabilities	0.11

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Apple, Inc.	7.40
Microsoft Corp.	5.80
Amazon.com, Inc.	3.19
NVIDIA Corp.	3.05
Alphabet, Inc., Class A	2.03
Tesla, Inc.	1.84
Alphabet, Inc., Class C	1.82
Meta Platforms, Inc., Class A	1.64
Berkshire Hathaway, Inc., Class B	1.17
Exxon Mobil Corp.	1.13
Total	29.07

*	Excluding money market fund holdings.

7

Invesco MSCI USA ETF (PBUS) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
MSCI USA Index	15.77%	9.89%	32.69%	11.04%	68.78%	12.32%	99.39%
Fund
NAV Return	15.72	9.84	32.53	10.93	68.01	12.23	98.38
Market Price Return	15.63	9.64	31.80	10.93	67.99	12.25	98.58

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.04% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in the Index’s constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

8

EQAL	Management’s Discussion of Fund Performance
Invesco Russell 1000 Equal Weight ETF (EQAL)

As an index fund, the Invesco Russell 1000 Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 1000® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE Russell (“Russell” or the “Index Provider”) compiles, maintains and calculates the Index which is designed to measure the performance of approximately 1,000 equally-weighted securities. The Index is comprised of all of the securities in the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”), which is designed to measure the performance of the large-cap segment of the U.S. equity market and consists of the stocks of the largest 1,000 U.S. companies by market capitalization. The Index is constructed by applying a three-step process. First, the Index Provider assigns each component security of the Russell 1000 to an industry based on the Industry Classification Benchmark (the “ICB”) classification system. The ICB classification system is composed of 11 economic industries: basic materials, consumer discretionary, consumer staples, energy, financials, health care, industrials, real estate, technology, telecommunications and utilities. Second, once the component securities are assigned to an industry, the Index Provider allocates an equal weight to each industry and then assigns an equal weight to each constituent security within each industry. Third, the Index Provider then applies a “capacity screen” to the Index to eliminate securities of companies with limited “free float” (i.e., companies with a limited amount of shares publicly available in the market). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 3.75%. On a net asset value (“NAV”) basis, the Fund returned 3.80%. During the same time period, the Index returned 3.88%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 15.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the large-cap segment of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the materials sector and most underweight in the information technology sector during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the year can be attributed to the Fund’s underweight allocation to and stock selection within the information technology sector as well as stock selection within the communication services sector.

For the fiscal year ended August 31, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and consumer discretionary sectors, respectively. The communication services sector detracted most significantly from the Fund’s return during the period, followed by the utilities and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Arista Networks, Inc., an information technology company (portfolio average weight of 0.48%) and Southern Copper Corp., a materials company (portfolio average weight of 0.25%). Positions that detracted most significantly from the Fund’s return included Lumen Technologies, Inc., a communication services company (no longer held at fiscal year-end), and Altice USA, Inc., Class A, a communication services company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Information Technology	12.46
Industrials	10.41
Financials	10.26
Energy	9.45
Health Care	9.23
Materials	9.17
Real Estate	8.94
Consumer Staples	8.60
Utilities	7.45
Communication Services	7.01
Consumer Discretionary	6.90
Money Market Funds Plus Other Assets Less Liabilities	0.12

9

Invesco Russell 1000 Equal Weight ETF (EQAL) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Charter Communications, Inc., Class A	0.61
Liberty Broadband Corp., Class C	0.58
Arista Networks, Inc.	0.54
Comcast Corp., Class A	0.54
Ciena Corp.	0.53
Cisco Systems, Inc.	0.53
Roku, Inc., Class A	0.52
T-Mobile US, Inc.	0.50
Motorola Solutions, Inc.	0.48
Verizon Communications, Inc.	0.46
Total	5.29

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Russell 1000® Equal Weight Index	3.88%	10.08%	33.38%	6.90%	39.59%	8.04%	95.80%
Russell 1000® Index	15.40	9.93	32.84	10.77	66.78	11.13	150.15
Fund
NAV Return	3.80	9.97	32.99	6.80	38.96	7.89	93.40
Market Price Return	3.75	9.93	32.83	6.80	38.96	7.88	93.30

10

Invesco Russell 1000 Equal Weight ETF (EQAL) (continued)

Fund Inception: December 23, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

11

SPVU	Management’s Discussion of Fund Performance
Invesco S&P 500® Enhanced Value ETF (SPVU)

As an index fund, the Invesco S&P 500® Enhanced Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Enhanced Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the top 100 stocks in the S&P 500® Index (the “Parent Index”) that have the highest “value score,” which the Index Provider calculates based on fundamental ratios of a company’s stock. A value stock tends to trade at a lower price relative to such fundamentals and thus may be considered undervalued by investors. In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by evaluating each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price. The Index Provider then calculates the value score of each security based on a composite of those three factors and selects the top 100 stocks with the highest value score for inclusion in the Index. The Index uses a modified market capitalization-weighted strategy, weighting securities by multiplying their float-adjusted market capitalization and their value score, subject to certain security and sector constraints. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 4.31%. On a net asset value (“NAV”) basis, the Fund returned 4.33%. During the same time period, the Index returned 4.45%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 15.94%.

For the fiscal year ended August 31, 2023, the energy sector contributed most significantly to the Fund’s return, followed by the information technology and materials sectors, respectively. The communication services sector detracted most significantly from the Fund’s return during the period, followed by the health care and consumer staples sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included JPMorgan Chase & Co., a financials company (portfolio average weight of 5.24%), and Marathon Petroleum Corp., an energy company (portfolio average weight of 2.62%). Positions that detracted most significantly from the Fund’s return included CVS Health Corp., a health care company (portfolio average weight of 3.39%), and SVB Financial Group, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Financials	37.52
Energy	22.40
Health Care	9.71
Consumer Discretionary	7.90
Materials	6.53
Communication Services	5.27
Consumer Staples	5.00
Industrials	3.75
Sector Types Each Less Than 3%	1.75
Money Market Funds Plus Other Assets Less Liabilities	0.17

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
JPMorgan Chase & Co.	5.12
Exxon Mobil Corp.	5.04
Chevron Corp.	4.96
Bank of America Corp.	4.79
Verizon Communications, Inc.	4.18
Wells Fargo & Co.	4.05
CVS Health Corp.	3.05
Marathon Petroleum Corp.	2.91
Citigroup, Inc.	2.78
Goldman Sachs Group, Inc. (The)	2.62
Total	39.50

*	Excluding money market fund holdings.

12

Invesco S&P 500® Enhanced Value ETF (SPVU) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Enhanced Value Index	4.45%	15.92%	55.76%	5.70%	31.95%	9.04%	98.04%
S&P 500® Index	15.94	10.52	35.00	11.12	69.43	12.81	159.00
Fund
NAV Return	4.33	15.77	55.15	5.62	31.41	8.89	95.79
Market Price Return	4.31	15.71	54.93	5.61	31.37	8.87	95.61

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

13

XRLV	Management’s Discussion of Fund Performance
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

As an index fund, the Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility Rate Response Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the volatility-driven weighted performance of the 100 constituents of the S&P 500® Index (the “Parent Index”) that exhibit the lowest volatility and low sensitivity to changes in the 10-year U.S. Treasury rates (interest rate risk). The Index selects stocks from the Parent Index that exhibit low volatility characteristics, after removing stocks that historically have performed poorly in rising interest rate environments. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider determines a stock’s interest rate sensitivity by performing a regression of the stock’s returns over a five-year period (60 monthly stock returns) to changes in the 10-year U.S. Treasury rate over that same period. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 0.29%. On a net asset value (“NAV”) basis, the Fund returned 0.39%. During the same time period, the Index returned 0.66%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 15.94%.

For the fiscal year ended August 31, 2023, the financials sector contributed most significantly to the Fund’s return, followed by the health care and industrials sectors, respectively. The utilities sector detracted most significantly from the Fund’s return during the period, followed by the real estate and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Gilead Sciences, Inc., a health care company (no longer held at fiscal year-end), and AMETEK, Inc., an industrials company (portfolio average weight of 0.99%). Positions that detracted most significantly from the Fund’s return included Dominion Energy, Inc., a utilities company (no longer held at fiscal year-end), and MetLife, Inc., a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Consumer Staples	26.08
Utilities	18.41
Health Care	15.62
Financials	12.86
Industrials	9.95
Consumer Discretionary	7.27
Information Technology	4.06
Sector Types Each Less Than 3%	5.70
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Coca-Cola Co. (The)	1.38
McDonald’s Corp.	1.32
PepsiCo, Inc.	1.28
Kimberly-Clark Corp.	1.22
JM Smucker Co. (The)	1.20
Johnson & Johnson	1.19
Procter & Gamble Co. (The)	1.16
Colgate-Palmolive Co.	1.16
Walmart, Inc.	1.15
Waste Management, Inc.	1.14
Total	12.20

*	Excluding money market fund holdings.

14

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Low Volatility Rate Response Index	0.66%	7.89%	25.59%	7.47%	43.39%	9.81%	119.36%
S&P 500® Index	15.94	10.52	35.00	11.12	69.43	11.65	152.18
Fund
NAV Return	0.39	7.62	24.64	7.20	41.55	9.52	114.55
Market Price Return	0.29	7.56	24.43	7.19	41.49	9.51	114.34

Fund Inception: April 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

15

SPHB	Management’s Discussion of Fund Performance
Invesco S&P 500® High Beta ETF (SPHB)

As an index fund, the Invesco S&P 500® High Beta ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® High Beta Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of approximately 100 constituents of the S&P 500® Index (the “Parent Index”) that have the highest sensitivity to market returns, or “beta,” over the past 12 months as determined by the Index Provider. Beta is a measure of relative risk and is the rate of change of a security’s price. The Index weights each constituent security in proportion to its beta, with the highest beta securities receiving the greatest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 18.54%. On a net asset value (“NAV”) basis, the Fund returned 18.68%. During the same time period, the Index returned 18.97%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 15.94%.

For the fiscal year ended August 31, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. The financials sector detracted most significantly from the Fund’s return during the period, followed by the consumer staples sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included NVIDIA Corp., an information technology company (portfolio average weight of 1.69%), and Royal Caribbean Cruises Ltd., a consumer discretionary company (portfolio average weight of 1.34%). Positions that detracted most significantly from the Fund’s return included Signature Bank, a financials company (no longer held at fiscal year-end), and SVB Financial Group, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Information Technology	35.97
Consumer Discretionary	19.02
Financials	17.72
Industrials	9.12
Communication Services	7.86
Health Care	4.84
Materials	4.60
Sector Types Each Less Than 3%	0.90
Money Market Funds Plus Other Assets Less Liabilities	(0.03)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
NVIDIA Corp.	1.65
Caesars Entertainment, Inc.	1.47
Generac Holdings, Inc.	1.46
ON Semiconductor Corp.	1.31
Carnival Corp.	1.26
Monolithic Power Systems, Inc.	1.24
Align Technology, Inc.	1.24
Advanced Micro Devices, Inc.	1.21
Zebra Technologies Corp., Class A	1.20
Tesla, Inc.	1.19
Total	13.23

*	Excluding money market fund holdings.

16

Invesco S&P 500® High Beta ETF (SPHB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® High Beta Index	18.97%	21.79%	80.65%	12.87%	83.15%	13.33%	249.58%	11.45%	280.16%
S&P 500® Index	15.94	10.52	35.00	11.12	69.43	12.81	233.79	12.57	330.00
Fund
NAV Return	18.68	21.46	79.17	12.60	80.98	13.04	240.65	11.15	267.92
Market Price Return	18.54	21.36	78.73	12.58	80.81	13.04	240.62	11.16	268.04

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Fund.

17

SPHD	Management’s Discussion of Fund Performance
Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

As an index fund, the Invesco S&P 500® High Dividend Low Volatility ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the 50 least volatile high yielding constituents of the S&P 500® Index (the “Parent Index”) in the past year. The Index Provider identifies the 75 securities in the Parent Index with the highest dividend yields over the past 12 months, with no one sector within the Parent Index allowed to contribute more than 10 securities. From those 75 securities, the Index Provider selects for inclusion in the Index the 50 securities with the lowest realized volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index weights each constituent security by its trailing 12-month dividend yield, with higher dividend-yielding securities receiving proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned (2.34)%. On a net asset value (“NAV”) basis, the Fund returned (2.20)%. During the same time period, the Index returned (1.91)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 15.94%.

For the fiscal year ended August 31, 2023, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and energy sectors, respectively. The utilities sector detracted most significantly from the Fund’s return during the period, followed by the real estate and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Gilead Sciences, Inc., a health care company (portfolio average weight of 2.07%), and Omnicom Group, Inc., a communication services company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Crown Castle, Inc., a real estate company (portfolio average weight of 1.08%), and Walgreens Boots Alliance, Inc., a consumer staples company (portfolio average weight of 2.29%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Utilities	16.63
Real Estate	16.31
Consumer Staples	13.78
Health Care	12.87
Materials	12.80
Energy	11.04
Communication Services	6.03
Industrials	3.97
Sector Types Each Less Than 3%	6.43
Money Market Funds Plus Other Assets Less Liabilities	0.14

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Verizon Communications, Inc.	3.08
Altria Group, Inc.	3.00
AT&T, Inc.	2.95
International Paper Co.	2.69
Kinder Morgan, Inc.	2.64
3M Co.	2.62
ONEOK, Inc.	2.54
LyondellBasell Industries N.V., Class A	2.44
Simon Property Group, Inc.	2.44
Walgreens Boots Alliance, Inc.	2.38
Total	26.78

*	Excluding money market fund holdings.

18

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Low Volatility High Dividend Index	(1.91)%	11.22%	37.56%	4.43%	24.21%	8.91%	134.89%	9.05%	156.34%
S&P 500® Index	15.94	10.52	35.00	11.12	69.43	12.81	233.79	13.11	281.38
Fund
NAV Return	(2.20)	10.86	36.26	4.12	22.34	8.57	127.57	8.70	147.69
Market Price Return	(2.34)	10.79	35.98	4.11	22.32	8.58	127.79	8.70	147.55

Fund Inception: October 18, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

19

SPLV	Management’s Discussion of Fund Performance
Invesco S&P 500® Low Volatility ETF (SPLV)

As an index fund, the Invesco S&P 500® Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the 100 least volatile constituents of the S&P 500® Index (the “Parent Index”) over the past 12 months as determined by the Index Provider. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index weights the 100 constituent securities based upon the inverse of each security’s volatility, with the least volatile securities receiving the greatest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned (0.91)%. On a net asset value (“NAV”) basis, the Fund returned (0.80)%. During the same time period, the Index returned (0.57)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 15.94%.

For the fiscal year ended August 31, 2023, the health care sector contributed most significantly to the Fund’s return, followed by the financials and industrials sectors, respectively. The utilities sector detracted most significantly from the Fund’s return during the period, followed by the real estate and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Gilead Sciences, Inc., a health care company (no longer held at fiscal year-end), and AMETEK, Inc., an industrials company (portfolio average weight of 0.99%). Positions that detracted most significantly from the Fund’s return included Dominion Energy Inc., a utilities company (no longer held at fiscal year-end), and Eversource Energy, a utilities company (portfolio average weight of 0.97%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Consumer Staples	26.97
Utilities	18.45
Health Care	14.62
Financials	13.83
Industrials	9.96
Consumer Discretionary	7.27
Information Technology	4.06
Sector Types Each Less Than 3%	4.74
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Coca-Cola Co. (The)	1.38
McDonald’s Corp.	1.32
PepsiCo, Inc.	1.28
Kimberly-Clark Corp.	1.22
JM Smucker Co. (The)	1.20
Procter & Gamble Co. (The)	1.16
Colgate-Palmolive Co.	1.16
Walmart, Inc.	1.15
Waste Management, Inc.	1.14
Keurig Dr Pepper, Inc.	1.14
Total	12.15

*	Excluding money market fund holdings.

20

Invesco S&P 500® Low Volatility ETF (SPLV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Low Volatility Index	(0.57)%	6.19%	19.75%	6.75%	38.65%	9.82%	155.17%	10.48%	241.42%
S&P 500® Index	15.94	10.52	35.00	11.12	69.43	12.81	233.79	12.57	330.00
Fund
NAV Return	(0.80)	5.93	18.86	6.48	36.91	9.54	148.67	10.19	230.64
Market Price Return	(0.91)	5.87	18.66	6.48	36.85	9.54	148.72	10.19	230.58

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the Indexes are based on the inception date of the Fund.

21

SPMV	Management’s Discussion of Fund Performance
Invesco S&P 500® Minimum Variance ETF (SPMV)

As an index fund, the Invesco S&P 500 Minimum Variance ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Minimum Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of a subset of constituent securities of the S&P 500® Index (the “Parent Index”) using a managed volatility equity strategy that seeks to achieve lower total volatility than the Parent Index, while maintaining other similar characteristics of the Parent Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. Unlike the Parent Index, which is a traditional market capitalization-weighted index (meaning that companies with larger market capitalizations receive proportionally greater weight in the index, without regard to the volatility of those stocks), the Index weights its constituents using an optimization-driven weighting scheme that is designed to minimize overall forecasted volatility (i.e., reduce the magnitude of price fluctuations), subject to stock level, sector level and factor exposure constraints. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 5.63%. On a net asset value (“NAV”) basis, the Fund returned 5.78%. During the same time period, the Index returned 5.86%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 15.94%.

For the fiscal year ended August 31, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The utilities sector detracted most significantly from the Fund’s return during the period, followed by the real estate and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Eli Lilly and Co., a health care company (portfolio average weight of 2.02%), and Oracle Corp., an information technology company (portfolio average weight of 2.22%). Positions that detracted most significantly from the Fund’s return included Crown Castle, Inc., a real estate company (portfolio average weight of 1.68%), and Fidelity National Information Services, Inc., a financials company (portfolio average weight of 1.48%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Information Technology	21.83
Health Care	19.87
Financials	17.26
Consumer Staples	10.64
Consumer Discretionary	7.28
Utilities	6.83
Industrials	5.28
Communication Services	4.22
Real Estate	3.83
Sector Types Each Less Than 3%	2.88
Other Assets Less Liabilities	0.08

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2023
Security
Eli Lilly and Co.	2.80
Oracle Corp.	2.64
Microsoft Corp.	2.43
Marsh & McLennan Cos., Inc.	2.28
Apple, Inc.	2.26
Intuitive Surgical, Inc.	2.22
Berkshire Hathaway, Inc., Class B	2.18
Aon PLC, Class A	2.08
Procter & Gamble Co. (The)	2.07
Accenture PLC, Class A	2.05
Total	23.01

22

Invesco S&P 500® Minimum Variance ETF (SPMV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Minimum Volatility Index	5.86%	7.33%	23.65%	8.32%	49.15%	9.82%	77.60%
S&P 500® Index	15.94	10.52	35.00	11.12	69.43	12.45	105.31
Fund
NAV Return	5.78	7.24	23.33	8.11	47.68	9.65	75.96
Market Price Return	5.63	7.13	22.96	8.10	47.61	9.63	75.72

Fund Inception: July 13, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on

Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

23

SPMO	Management’s Discussion of Fund Performance
Invesco S&P 500® Momentum ETF (SPMO)

As an index fund, the Invesco S&P 500® Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Momentum Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of approximately 100 stocks in the S&P 500® Index (the “Parent Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on price movements and volatility of the security as compared to other eligible securities within the Parent Index.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. (Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time.) The Index Provider then selects approximately 100 stocks with the highest momentum score for inclusion in the Index using a modified market capitalization-weighted strategy, as the Index Provider weights securities by multiplying their market capitalization and their momentum score, subject to security and sector constraints. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 9.71%. On a net asset value (“NAV”) basis, the Fund returned 9.79%. During the same time period, the Index returned 9.93%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 15.94%.

For the fiscal year ended August 31, 2023, the health care sector contributed most significantly to the Fund’s return, followed by the energy and industrials sectors, respectively. The communication services sector detracted most significantly from the Fund’s return during the period, followed by the utilities and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Eli Lilly and Co., a health care company (portfolio average weight of 5.92%), and Exxon Mobil Corp., an energy company (portfolio average weight of 9.06%). Positions that detracted most significantly from the Fund’s return included UnitedHealth Group, Inc., a health care company (no longer held at fiscal year-end) and NVIDIA Corp., an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Health Care	36.89
Energy	27.78
Industrials	10.82
Financials	8.25
Materials	3.50
Utilities	3.01
Sector Types Each Less Than 3%	9.72
Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Eli Lilly and Co.	10.23
Exxon Mobil Corp.	8.49
Merck & Co., Inc.	7.15
Chevron Corp.	5.32
AbbVie, Inc.	3.15
ConocoPhillips	2.60
Caterpillar, Inc.	2.29
Bristol-Myers Squibb Co.	1.96
Cigna Group (The)	1.89
Amgen, Inc.	1.87
Total	44.95

*	Excluding money market fund holdings.

24

Invesco S&P 500® Momentum ETF (SPMO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Momentum Index	9.93%	6.16%	19.65%	9.46%	57.15%	12.94%	161.32%
S&P 500® Index	15.94	10.52	35.00	11.12	69.43	12.81	159.00
Fund
NAV Return	9.79	6.03	19.21	9.32	56.15	12.75	157.77
Market Price Return	9.71	5.96	18.96	9.34	56.25	12.75	157.80

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

25

QVML	Management’s Discussion of Fund Performance
Invesco S&P 500 QVM Multi-factor ETF (QVML)

As an index fund, the Invesco S&P 500 QVM Multi-factor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Quality, Value & Momentum Top 90% Multi-Factor Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 90% of the stocks within the S&P 500® Index (the “Parent Index”), after excluding those with the lowest quality, value and momentum multi-factor score. The Index is composed of securities with multi-factor scores representing the top 90% of the Parent Index, as determined by the Index Provider.

To construct the Index, each security in the Parent Index is assigned three separate “style scores” for each of the three factors (i.e., quality, value and momentum), based on the characteristics of the issuer. The Quality score of each stock is based on the following three fundamental measures: (i) return on equity, (ii) accruals ratio, and (iii) financial leverage ratio (the Quality score of companies in the Financials or Real Estate sectors according to the Global Industry Classification Standard (“GICS”) is based only on the return on equity and financial leverage ratio measures). The Value score of each stock is based on the following three fundamental measures: (i) book value-to-price ratio, (ii) earnings-to-price ratio, and (iii) sales-to-price ratio. The Momentum score of each stock is based on the risk-adjusted price performance during the specified prior measurement period.

Next, a combined “multi-factor” score is generated for each stock in the Parent Index by calculating the average of the underlying quality, value and momentum scores. Securities whose multi-factor score ranks within the top 90% of securities in the Parent Index (i.e., the 450 securities with the highest multi-factor scores) are generally selected for inclusion in the Index. Securities in the Index are weighted based on their float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 13.61%. On a net asset value (“NAV”) basis, the Fund returned 13.76%. During the same time period, the Index returned 13.85%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 15.94%.

For the fiscal year ended August 31, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the communication services and health care sectors, respectively. The utilities sector detracted most significantly from the Fund’s return during the period, followed by the consumer discretionary and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Microsoft Corp., an information technology company (portfolio average weight of 6.84%), and Apple Inc., an information technology company (portfolio average weight of 7.91%). Positions that detracted most significantly from the Fund’s return included Tesla, Inc., a consumer discretionary company (no longer held at fiscal year-end) and Pfizer, Inc., a health care company (portfolio average weight of 0.77%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Information Technology	30.71
Health Care	14.20
Financials	13.12
Communication Services	9.91
Industrials	8.46
Consumer Staples	6.33
Consumer Discretionary	5.52
Energy	4.72
Sector Types Each Less Than 3%	6.90
Money Market Funds Plus Other Assets Less Liabilities	0.13

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Apple, Inc.	8.38
Microsoft Corp.	7.44
Alphabet, Inc., Class C	4.58
NVIDIA Corp.	3.82
Meta Platforms, Inc., Class A	2.02
Berkshire Hathaway, Inc., Class B	1.86
UnitedHealth Group, Inc.	1.35
Eli Lilly and Co.	1.30
Exxon Mobil Corp.	1.29
JPMorgan Chase & Co.	1.24
Total	33.28

*	Excluding money market fund holdings.

26

Invesco S&P 500 QVM Multi-factor ETF (QVML) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
S&P 500 Quality, Value & Momentum Top 90% Multi-factor Index	13.85%	4.04%	8.95%
S&P 500® Index	15.94	3.87	8.58
Fund
NAV Return	13.76	3.92	8.69
Market Price Return	13.61	3.92	8.70

Fund Inception: June 30, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.11% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

27

QVMM	Management’s Discussion of Fund Performance
Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)

As an index fund, the Invesco S&P MidCap 400 QVM Multi-factor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Quality, Value & Momentum Top 90% Multi-Factor Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 90% of the stocks within the S&P MidCap 400® Index (the “Parent Index”), after excluding those with the lowest quality, value and momentum multi-factor score. The Index is composed of securities with multi-factor scores representing the top 90% of the Parent Index, as determined by the Index Provider.

To construct the Index, each security in the Parent Index is assigned three separate “style scores” for each of the three factors (i.e., quality, value and momentum), based on the characteristics of the issuer. The Quality score of each stock is based on the following three fundamental measures: (i) return on equity, (ii) accruals ratio, and (iii) financial leverage ratio (the Quality score of companies in the Financials or Real Estate sectors according to the Global Industry Classification Standard (“GICS”) is based only on the return on equity and financial leverage ratio measures). The Value score of each stock is based on the following three fundamental measures: (i) book value-to-price ratio, (ii) earnings-to-price ratio, and (iii) sales-to-price ratio. The Momentum score of each stock is based on the risk-adjusted price performance during the specified prior measurement period.

Next, a combined “multi-factor” score is generated for each stock in the Parent Index by calculating the average of the underlying quality, value and momentum scores. Securities whose multi-factor score ranks within the top 90% of securities in the Parent Index (i.e., the 360 securities with the highest multi-factor scores) are generally selected for inclusion in the Index. Securities in the Index are weighted based on their float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 10.27%. On a net asset value (“NAV”) basis, the Fund returned 10.37%. During the same time period, the Index returned 10.52%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 10.71%.

For the fiscal year ended August 31, 2023, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors,

respectively. The utilities sector detracted most significantly from the Fund’s return during the period, followed by the real estate sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Builders FirstSource, Inc., an industrials company (portfolio average weight of 0.71%), and Super Micro Computer, Inc., an information technology company (portfolio average weight of 0.21%). Positions that detracted most significantly from the Fund’s return included Wolfspeed, Inc., an information technology company (no longer held at fiscal year-end) and Sunrun, Inc., an industrials company (portfolio average weight of 0.25%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Industrials	23.82
Consumer Discretionary	15.66
Financials	14.48
Information Technology	10.52
Health Care	8.54
Real Estate	6.64
Materials	6.52
Consumer Staples	4.92
Energy	4.15
Sector Types Each Less Than 3%	4.64
Money Market Funds Plus Other Assets Less Liabilities	0.11

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Builders FirstSource, Inc.	1.03
Hubbell, Inc.	0.83
Reliance Steel & Aluminum Co.	0.79
Jabil, Inc.	0.74
Lattice Semiconductor Corp.	0.69
Deckers Outdoor Corp.	0.66
Carlisle Cos., Inc.	0.64
Manhattan Associates, Inc.	0.64
Graco, Inc.	0.63
Owens Corning	0.63
Total	7.28

*	Excluding money market fund holdings.

28

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
S&P MidCap 400 Quality, Value & Momentum Top 90% Multi-factor Index	10.52%	0.46%	1.01%
S&P MidCap 400® Index	10.71	0.69	1.51
Fund
NAV Return	10.37	0.36	0.78
Market Price Return	10.27	0.30	0.65

Fund Inception: June 30, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.15% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

29

XMLV	Management’s Discussion of Fund Performance
Invesco S&P MidCap Low Volatility ETF (XMLV)

As an index fund, the Invesco S&P MidCap Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of a subset of approximately 80 securities in the S&P MidCap 400® Index (the “Parent Index”) that have the lowest realized volatility over the past 12 months. The Parent Index reflects the mid-capitalization segment of the U.S. equity market. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index weights its component securities based upon the inverse of each security’s volatility, with the least volatile securities receiving the greatest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 0.38%. On a net asset value (“NAV”) basis, the Fund returned 0.46%. During the same time period, the Index returned 0.72%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 10.71%.

For the fiscal year ended August 31, 2023, the industrials sector contributed most significantly to the Fund’s return, followed by the health care and materials sectors, respectively. The utilities sector detracted most significantly from the Fund’s return during the period, followed by the financials and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included NewMarket Corp., a materials company (portfolio average weight of 1.07%), and Lincoln Electric Holdings, Inc., an industrials company (portfolio average weight of 1.42%). Positions that detracted most significantly from the Fund’s return included Hawaiian Electric Industries, Inc., a utilities company (portfolio average weight of 1.35%), and Bank of Hawaii Corp., a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Industrials	21.83
Real Estate	17.18
Financials	14.42
Utilities	13.37
Consumer Discretionary	9.58
Consumer Staples	8.27
Materials	7.59
Health Care	4.10
Sector Types Each Less Than 3%	3.59
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Chemed Corp.	1.64
NNN REIT, Inc.	1.62
Ingredion, Inc.	1.62
AptarGroup, Inc.	1.56
Agree Realty Corp.	1.53
Post Holdings, Inc.	1.52
Science Applications International Corp.	1.46
MSC Industrial Direct Co., Inc., Class A	1.45
OGE Energy Corp.	1.41
SEI Investments Co.	1.40
Total	15.21

*	Excluding money market fund holdings.

30

Invesco S&P MidCap Low Volatility ETF (XMLV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P MidCap 400® Low Volatility Index	0.72%	7.85%	25.44%	3.35%	17.94%	9.47%	147.25%	9.40%	157.73%
S&P MidCap 400® Index	10.71	12.83	43.65	6.97	40.09	10.09	161.52	10.25	179.77
Fund
NAV Return	0.46	7.56	24.44	3.11	16.56	9.19	140.91	9.11	150.70
Market Price Return	0.38	7.51	24.27	3.10	16.50	9.19	140.88	9.11	150.67

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

31

QVMS	Management’s Discussion of Fund Performance
Invesco S&P SmallCap 600 QVM Multi-Factor ETF (QVMS)

As an index fund, the Invesco S&P SmallCap 600 QVM Multi-factor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Quality, Value & Momentum Top 90% Multi- Factor Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of 90% of the stocks within the S&P SmallCap 600® Index (the “Parent Index”), after excluding those with the lowest quality, value and momentum multi-factor score. The Index is composed of securities with multi-factor scores representing the top 90% of the Parent Index, as determined by the Index Provider.

In selecting constituent securities for the Index, each security in the Parent Index is assigned three separate “style scores” for each of the three factors (i.e., quality, value and momentum), based on the characteristics of the issuer. The Quality score of each stock is based on the following three fundamental measures: (i) return on equity, (ii) accruals ratio, and (iii) financial leverage ratio. The Value score of each stock is based on the following three fundamental measures: (i) book value-to-price ratio, (ii) earnings- to-price ratio, and (iii) sales-to-price ratio. The Momentum score of each stock is based on the risk-adjusted price performance of the security as compared to other eligible securities within the Parent Index. Next, a combined “multi-factor” score is generated for each stock in the Parent Index by calculating the average of the stock’s separate quality, value and momentum scores. Securities whose multi-factor score ranks within the top 90% of securities in the Parent Index (i.e., the 540 securities with the highest multi-factor scores) are generally selected for inclusion in the Index. Securities in the Index are weighted based on their float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 6.86%. On a net asset value (“NAV”) basis, the Fund returned 6.92%. During the same time period, the Index returned 7.05%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 5.53%.

For the fiscal year ended August 31, 2023, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. The financials sector detracted most significantly from the Fund’s return during the period, followed by the health care and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included elf Beauty, Inc., a consumer staples company (portfolio average weight of 0.46%), and Axcelis Technologies, Inc., an information technology company (portfolio average weight of 0.46%). Positions that detracted most significantly from the Fund’s return included Rogers Corp., an information technology company (portfolio average weight 0.35%) and ServisFirst Bancshares, Inc., a financials company (portfolio average weight 0.38%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Industrials	18.59
Financials	15.81
Information Technology	15.17
Consumer Discretionary	13.54
Health Care	9.65
Real Estate	6.35
Consumer Staples	5.90
Materials	5.54
Energy	5.16
Sector Types Each Less Than 3%	4.24
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
elf Beauty, Inc.	0.86
Onto Innovation, Inc.	0.81
SPS Commerce, Inc.	0.75
Comfort Systems USA, Inc.	0.75
Rambus, Inc.	0.74
Fabrinet	0.72
Axcelis Technologies, Inc.	0.71
Applied Industrial Technologies, Inc.	0.66
Ensign Group, Inc. (The)	0.64
ATI, Inc.	0.63
Total	7.27

*	Excluding money market fund holdings.

32

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
S&P SmallCap 600 Quality, Value & Momentum Top 90% Multi-factor Index	7.05%	(1.71)%	(3.67)%
S&P SmallCap 600® Index	5.53	(3.61)	(7.65)
Fund
NAV Return	6.92	(1.85)	(3.97)
Market Price Return	6.86	(1.89)	(4.04)

Fund Inception: June 30, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.15% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

33

XSHD	Management’s Discussion of Fund Performance
Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

As an index fund, the Invesco S&P SmallCap High Dividend Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of approximately 60 securities in the S&P SmallCap 600® Index (the “Parent Index”) that historically have provided high dividend yields while exhibiting lower volatility. The Index selects constituents from the Parent Index, which reflects the small-capitalization segment of the U.S. equity market.

The Index Provider selects from the Parent Index the 90 securities with the highest dividend yields over the past 12 months, with no one sector within the Parent Index allowed to contribute more than 10 securities. From those securities, the Index Provider selects for inclusion in the Index the 60 securities with the lowest realized volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index weights each constituent security by its trailing 12-month dividend yield, with the highest dividend-yielding securities receiving the largest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned (9.63)%. On a net asset value (“NAV”) basis, the Fund returned (9.48)%. During the same time period, the Index returned (9.22)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 5.53%.

For the fiscal year ended August 31, 2023, the energy sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. The real estate sector detracted most significantly from the Fund’s return during the period, followed by the consumer staples and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Archrock, Inc., an energy company (portfolio average weight 2.86%), and M.D.C. Holdings, Inc., a consumer discretionary company (portfolio average weight 1.51%). Positions that detracted most significantly from the Fund’s return included Office Properties

Income Trust, a real estate company (no longer held at fiscal year-end) and Hudson Pacific Properties, Inc., a real estate company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Financials	25.10
Consumer Staples	14.83
Consumer Discretionary	12.20
Real Estate	11.00
Industrials	10.27
Utilities	7.47
Materials	6.19
Communication Services	5.59
Energy	4.38
Sector Types Each Less Than 3%	2.72
Money Market Funds Plus Other Assets Less Liabilities	0.25

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Brandywine Realty Trust	3.30
Cal-Maine Foods, Inc.	3.25
Redwood Trust, Inc.	3.18
Two Harbors Investment Corp.	3.12
Global Net Lease, Inc.	3.12
ARMOUR Residential REIT, Inc.	2.92
Deluxe Corp.	2.85
KKR Real Estate Finance Trust, Inc.	2.84
New York Mortgage Trust, Inc.	2.81
Ready Capital Corp.	2.78
Total	30.17

*	Excluding money market fund holdings.

34

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
S&P SmallCap 600® Low Volatility High Dividend Index	(9.22)%	4.46%	13.98%	(4.38)%	(20.06)%	(0.72)%	(4.78)%
S&P SmallCap 600® Index	5.53	12.61	42.79	3.82	20.62	7.97	67.72
Fund
NAV Return	(9.48)	4.13	12.91	(4.65)	(21.18)	(1.02)	(6.71)
Market Price Return	(9.63)	4.07	12.71	(4.64)	(21.14)	(1.02)	(6.71)

Fund Inception: December 1, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

35

XSLV	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Low Volatility ETF (XSLV)

As an index fund, the Invesco S&P SmallCap Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of approximately 120 securities in the S&P SmallCap 600® Index (the “Parent Index”) that have exhibited the lowest volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time.

The Index selects constituents from the Parent Index, which reflects the small-capitalization segment of the U.S. equity market. The Index weights its component securities based upon the inverse of each security’s volatility, with the least volatile securities receiving the largest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned (5.63)%. On a net asset value (“NAV”) basis, the Fund returned (5.62)%. During the same time period, the Index returned (5.34)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 5.53%.

For the fiscal year ended August 31, 2023, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer staples sectors, respectively. The financials sector detracted most significantly from the Fund’s return during the period, followed by the utilities and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Insight Enterprises, Inc., an information technology company (portfolio average weight of 1.06%) and Standex International Corp., an industrials company (portfolio average weight of 0.88%). Positions that detracted most significantly from the Fund’s return included Eagle Bancorp, Inc., a financials company (no longer held at fiscal year-end), and PRA Group, Inc., a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Real Estate	18.77
Industrials	18.65
Financials	16.86
Consumer Staples	13.05
Health Care	7.76
Information Technology	7.00
Utilities	6.98
Materials	4.29
Consumer Discretionary	3.88
Communication Services	2.62
Money Market Funds Plus Other Assets Less Liabilities	0.14

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Hostess Brands, Inc.	1.18
Four Corners Property Trust, Inc.	1.12
Universal Corp.	1.08
Insight Enterprises, Inc.	1.05
Brady Corp., Class A	1.04
Getty Realty Corp.	1.01
LTC Properties, Inc.	1.01
OSI Systems, Inc.	1.00
Cogent Communications Holdings, Inc.	1.00
WisdomTree, Inc.	0.97
Total	10.46

*	Excluding money market fund holdings.

36

Invesco S&P SmallCap Low Volatility ETF (XSLV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Low Volatility Index	(5.34)%	8.04%	26.13%	(1.40)%	(6.82)%	6.97%	96.19%	7.50%	114.40%
S&P SmallCap 600® Index	5.53	12.61	42.79	3.82	20.62	9.48	147.34	10.12	176.17
Fund
NAV Return	(5.62)	7.73	25.04	(1.65)	(8.00)	6.69	91.02	7.22	108.41
Market Price Return	(5.63)	7.69	24.90	(1.64)	(7.96)	6.70	91.30	7.21	108.23

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

37

XSHQ	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Quality ETF (XSHQ)

As an index fund, the Invesco S&P SmallCap Quality ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of approximately 120 securities in the S&P SmallCap 600® Index (the “Parent Index”) that are of the highest quality, as determined by the Index Provider. The Index Provider selects constituents from the Parent Index, which reflects the small-capitalization segment of the U.S. equity market.

Each security in the Parent Index receives a “quality score,” which is based on an average of the following three fundamental measures of a company: (1) return-on-equity (calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share); (2) accruals ratio (computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years); and (3) financial leverage ratio (calculated as the company’s latest total debt divided by the company’s book value). The Index Provider selects the 120 stocks with the highest quality scores for inclusion in the Index. The Index weights each component security by the total of its quality score multiplied by its market capitalization in the eligible universe, subject to security and sector constraints and optimization procedures. Stocks with higher scores receive relatively greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 14.44%. On a net asset value (“NAV”) basis, the Fund returned 14.39%. During the same time period, the Index returned 14.71%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 5.53%.

For the fiscal year ended August 31, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and energy sectors, respectively. The health care sector detracted most significantly from the Fund’s return during the period, followed by the real estate and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Axcelis Technologies, Inc., an information technology company (no longer held at fiscal year-end) and Boise Cascade Co., an industrials company (portfolio average weight of 1.64%). Positions that detracted most significantly from the Fund’s return included Vir Biotechnology, Inc., a health care company (portfolio average weight of 0.13%), and Forward Air Corp., an industrials company (portfolio average weight of 0.86%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Industrials	26.19
Consumer Discretionary	16.11
Information Technology	14.63
Energy	13.44
Financials	13.04
Health Care	6.23
Consumer Staples	4.30
Materials	4.19
Sector Types Each Less Than 3%	1.81
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Rambus, Inc.	2.93
Comfort Systems USA, Inc.	2.62
SM Energy Co.	2.44
Asbury Automotive Group, Inc.	2.24
Applied Industrial Technologies, Inc.	2.23
American Equity Investment Life Holding Co.	2.16
Badger Meter, Inc.	1.97
Mueller Industries, Inc.	1.97
Academy Sports & Outdoors, Inc.	1.96
Civitas Resources, Inc.	1.93
Total	22.45

*	Excluding money market fund holdings.

38

Invesco S&P SmallCap Quality ETF (XSHQ) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
S&P SmallCap 600® Quality Index	14.71%	13.33%	45.55%	5.04%	27.86%	8.57%	69.30%
S&P SmallCap 600® Index	5.53	12.61	42.79	3.82	20.62	7.93	63.01
Fund
NAV Return	14.39	13.01	44.31	4.70	25.80	8.21	65.69
Market Price Return	14.44	12.99	44.25	4.71	25.87	8.24	66.02

Fund Inception: April 6, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio of 0.30% includes a unitary management fee of 0.29%, which covers operating expenses and expenses incurred in connection with managing the portfolio, and 0.01% of other expenses. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

39

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

40

Invesco ESG S&P 500 Equal Weight ETF (RSPE)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.87%
Communication Services-4.23%
Alphabet, Inc., Class A(b)	267	$36,358
Alphabet, Inc., Class C(b)	229	31,453
AT&T, Inc.	3,775	55,832
Comcast Corp., Class A	1,506	70,421
Electronic Arts, Inc.	482	57,830
Interpublic Group of Cos., Inc. (The)	1,536	50,089
News Corp., Class A	2,390	51,361
News Corp., Class B.	737	16,214
Walt Disney Co. (The)(b)	657	54,978
Warner Bros Discovery, Inc.(b)	4,636	60,917

		485,453

Consumer Discretionary-11.47%
Aptiv PLC(b)	633	64,218
Best Buy Co., Inc.	804	61,466
eBay, Inc.	1,349	60,408
Etsy, Inc.(b)(c)	695	51,131
General Motors Co.	1,679	56,263
Hasbro, Inc.	995	71,640
Hilton Worldwide Holdings, Inc.	427	63,474
Home Depot, Inc. (The)	202	66,721
Lowe’s Cos., Inc.(c)	288	66,378
Marriott International, Inc., Class A	344	70,007
McDonald’s Corp.	216	60,728
Newell Brands, Inc.	6,817	72,124
NIKE,Inc.,Class B	568	57,771
Norwegian Cruise Line Holdings Ltd.(b)(c)	3,571	59,172
Ralph Lauren Corp.(c)	511	59,598
Royal Caribbean Cruises Ltd.(b)	668	66,092
Starbucks Corp.	622	60,608
TJX Cos., Inc. (The)	779	72,042
Tractor Supply Co.(c)	279	60,962
Whirlpool Corp.(c)	416	58,223
Yum! Brands, Inc.	459	59,385

		1,318,411

Consumer Staples-6.91%
Archer-Daniels-Midland Co.	829	65,740
Campbell Soup Co.	1,319	55,002
Colgate-Palmolive Co.	809	59,437
Estee Lauder Cos., Inc. (The), Class A	335	53,778
General Mills, Inc.	747	50,542
Hershey Co. (The)	241	51,781
Kellogg Co.	916	55,894
Kraft Heinz Co. (The)	1,646	54,466
McCormick & Co., Inc.	670	54,994
Mondelez International, Inc., Class A	842	60,001
PepsiCo, Inc.	338	60,137
Target Corp.	462	58,466
Walgreens Boots Alliance, Inc.(c)	1,905	48,216
Walmart, Inc.	405	65,857

		794,311

Financials-15.48%
Aflac, Inc.	888	66,218
Allstate Corp. (The)	542	58,433
American Express Co.	355	56,086
American International Group, Inc.	1,072	62,733

	Shares	Value
Financials-(continued)
Bank of America Corp.	2,062	$59,118
Bank of New York Mellon Corp. (The)	1,391	62,414
Capital One Financial Corp.	535	54,779
Citigroup, Inc.	1,266	52,273
Fifth Third Bancorp	2,241	59,499
Globe Life, Inc.	562	62,702
Goldman Sachs Group, Inc. (The)	182	59,643
Hartford Financial Services Group, Inc. (The)	847	60,832
Invesco Ltd.(d)	3,814	60,719
JPMorgan Chase & Co.	433	63,361
Lincoln National Corp.	2,538	65,125
M&T Bank Corp.	468	58,523
Mastercard, Inc., Class A	165	68,086
MetLife, Inc.	1,109	70,244
Moody’s Corp.	186	62,645
Morgan Stanley	703	59,861
Nasdaq, Inc.	1,066	55,944
Northern Trust Corp.	803	61,084
PayPal Holdings, Inc.(b)	949	59,322
Principal Financial Group, Inc.	854	66,364
Prudential Financial, Inc.	710	67,216
Regions Financial Corp.	3,254	59,678
S&P Global, Inc.	163	63,710
State Street Corp.	815	56,023
Visa, Inc., Class A(c)	270	66,334

		1,778,969

Health Care-13.80%
Abbott Laboratories	599	61,637
AbbVie, Inc.	446	65,544
Agilent Technologies, Inc.	521	63,077
Amgen, Inc.	275	70,493
Baxter International, Inc.	1,443	58,586
Becton, Dickinson and Co.	241	67,347
Biogen, Inc.(b)	200	53,472
Boston Scientific Corp.(b)	1,201	64,782
Cigna Group (The)	233	64,369
CVS Health Corp.(c)	851	55,460
DaVita, Inc.(b)	605	61,964
Edwards Lifesciences Corp.(b)	730	55,823
Elevance Health, Inc.	132	58,345
Gilead Sciences, Inc.	799	61,108
Hologic, Inc.(b)	772	57,699
Humana, Inc.	120	55,396
Illumina, Inc.(b)	301	49,731
Medtronic PLC	735	59,902
Merck & Co., Inc.	560	61,029
Moderna, Inc.(b)(c)	484	54,726
Quest Diagnostics, Inc.	451	59,306
Regeneron Pharmaceuticals, Inc.(b)	83	68,599
Thermo Fisher Scientific, Inc.	117	65,181
UnitedHealth Group, Inc.	126	60,049
Vertex Pharmaceuticals, Inc.(b)	188	65,488
Waters Corp.(b)	237	66,550

		1,585,663

Industrials-16.23%
American Airlines Group, Inc.(b)(c)	4,011	59,082
Automatic Data Processing, Inc.	281	71,545

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco ESG S&P 500 Equal Weight ETF (RSPE)–(continued)

August 31, 2023

	Shares	Value
Industrials-(continued)
Caterpillar, Inc.	258	$72,532
CSX Corp.	1,866	56,353
Cummins, Inc.	268	61,651
Deere & Co.	160	65,750
Dover Corp.	424	62,879
Emerson Electric Co.	722	70,937
IDEX Corp.	293	66,335
Illinois Tool Works, Inc.(c)	257	63,569
J.B. Hunt Transport Services, Inc.(c)	347	65,194
Johnson Controls International PLC	953	56,284
Norfolk Southern Corp.	279	57,198
Otis Worldwide Corp.	697	59,628
PACCAR, Inc.	798	65,668
Paychex, Inc.	543	66,371
Pentair PLC	1,001	70,330
Republic Services, Inc.	429	61,832
Robert Half, Inc.	836	61,831
Rockwell Automation, Inc.	204	63,664
Stanley Black & Decker, Inc.	699	65,972
Trane Technologies PLC	345	70,815
Union Pacific Corp.	302	66,612
United Parcel Service, Inc., Class B	355	60,137
United Rentals, Inc.	157	74,817
Verisk Analytics, Inc.	278	67,337
W.W. Grainger, Inc.	87	62,130
Waste Management, Inc.	376	58,949
Xylem, Inc.	568	58,811

		1,864,213

Information Technology-14.98%
Adobe, Inc.(b)	145	81,103
Akamai Technologies, Inc.(b)	655	68,834
Applied Materials, Inc.	451	68,895
Arista Networks, Inc.(b)(c)	391	76,335
Autodesk, Inc.(b)	303	67,248
Cisco Systems, Inc.	1,221	70,024
Fortinet, Inc.(b)	906	54,550
Gen Digital, Inc.	3,423	69,316
Hewlett Packard Enterprise Co.	3,856	65,513
HP, Inc.	2,033	60,400
Intel Corp.	1,945	68,347
Intuit, Inc.	145	78,563
Juniper Networks, Inc.	2,026	58,997
Keysight Technologies, Inc.(b)	377	50,254
Lam Research Corp.	100	70,240
Micron Technology, Inc.	906	63,366
Microsoft Corp.	188	61,619
Motorola Solutions, Inc.	217	61,535
NVIDIA Corp.	163	80,449
ON Semiconductor Corp.(b)	682	67,150
QUALCOMM, Inc.	529	60,586
Salesforce, Inc.(b)	296	65,552
ServiceNow, Inc.(b)	115	67,715
TE Connectivity Ltd.	474	62,753
Texas Instruments, Inc.	354	59,493
Tyler Technologies, Inc.(b)	157	62,554

		1,721,391

Materials-6.56%
Air Products and Chemicals, Inc.	216	63,826

	Shares	Value
Materials-(continued)
Albemarle Corp.(c)	278	$55,241
Ball Corp.	1,150	62,618
CF Industries Holdings, Inc.(c)	889	68,515
Dow, Inc.	1,130	61,653
Ecolab, Inc.	347	63,782
Freeport-McMoRan, Inc.	1,618	64,574
Linde PLC	168	65,023
LyondellBasell Industries N.V., Class A	659	65,089
Mosaic Co. (The)	1,676	65,113
Newmont Corp.	1,451	57,198
PPG Industries, Inc.	429	60,815

		753,447

Real Estate-7.17%
Alexandria Real Estate Equities, Inc.	500	58,170
Boston Properties, Inc.(c)	1,117	74,582
CBRE Group, Inc., Class A(b)(c)	761	64,723
Digital Realty Trust, Inc.	587	77,320
Healthpeak Properties, Inc.	2,850	58,653
Host Hotels & Resorts, Inc.	3,430	54,160
Iron Mountain, Inc.(c)	1,079	68,560
Kimco Realty Corp.	3,134	59,358
Prologis, Inc.	475	58,995
Regency Centers Corp.	999	62,138
Ventas, Inc.	1,312	57,308
Welltower, Inc.	756	62,657
Weyerhaeuser Co.	2,063	67,563

		824,187

Utilities-3.04%
American Water Works Co., Inc.	414	57,438
CenterPoint Energy, Inc.	2,098	58,513
Edison International.	885	60,932
Eversource Energy.	848	54,119
Exelon Corp.	1,508	60,501
Sempra	820	57,581

		349,084

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.87% (Cost $11,553,136)		11,475,129

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.03%
Invesco Private Government Fund, 5.30%(d)(e)(f)	217,712	217,712
Invesco Private Prime Fund, 5.51%(d)(e)(f)	704,912	704,912

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $922,624)		922,624

TOTAL INVESTMENTS IN SECURITIES-107.90% (Cost $12,475,760)		12,397,753
OTHER ASSETS LESS LIABILITIES-(7.90)%		(907,186)

NET ASSETS-100.00%		$11,490,567

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco ESG S&P 500 Equal Weight ETF (RSPE)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Invesco Ltd.	$48,191	$40,760	$(22,998)	$(1,693)	$(3,541)	$60,719	$2,756

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	5,917	310,497	(316,414)	-	-	-	172

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	17,739	4,040,859	(3,840,886)	-	-	217,712	6,333	*

Invesco Private Prime Fund	45,613	7,468,684	(6,809,353)	-	(32)	704,912	16,643	*

Total	$117,460	$11,860,800	$(10,989,651)	$(1,693)	$(3,573)	$983,343	$25,904

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco MSCI USA ETF (PBUS)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.89%
Communication Services-8.68%
Activision Blizzard, Inc.	59,739	$5,495,391
Alphabet, Inc., Class A(b)	451,448	61,473,674
Alphabet, Inc., Class C(b)	401,721	55,176,379
AT&T, Inc.	543,242	8,034,549
Charter Communications, Inc., Class A(b)(c) .	7,437	3,258,299
Comcast Corp., Class A	316,066	14,779,246
Electronic Arts, Inc.	19,644	2,356,887
Fox Corp., Class A(c)	20,445	675,912
Fox Corp., Class B	10,800	329,616
Interpublic Group of Cos., Inc. (The)	29,340	956,777
Liberty Broadband Corp., Class C(b)	9,091	850,554
Liberty Global PLC, Class C (United Kingdom)(b)(c)	19,416	385,213
Liberty Media Corp.-Liberty Formula One(b)(c)	15,129	1,040,724
Liberty Media Corp.-Liberty SiriusXM, Series C(b)	12,564	307,064
Live Nation Entertainment, Inc.(b)(c)	12,228	1,033,633
Match Group, Inc.(b)	21,273	997,066
Meta Platforms, Inc., Class A(b)	168,098	49,738,517
Netflix, Inc.(b)	33,780	14,649,710
News Corp., Class A	28,941	621,942
Omnicom Group, Inc.(c)	15,407	1,248,121
Paramount Global, Class B(c)	37,213	561,544
Pinterest, Inc., Class A(b)	45,201	1,242,576
Roblox Corp., Class A(b)(c)	31,923	903,102
Roku, Inc., Class A(b)	9,374	761,169
Sirius XM Holdings, Inc.(c)	58,951	259,384
Snap, Inc., Class A(b)(c)	77,202	799,041
Take-Two Interactive Software, Inc.(b)	12,892	1,833,242
T-Mobile US, Inc.(b)(c)	41,030	5,590,338
Trade Desk, Inc. (The), Class A(b)	33,801	2,705,094
Verizon Communications, Inc.	319,455	11,174,536
Walt Disney Co. (The)(b)	138,854	11,619,303
Warner Bros Discovery, Inc.(b)(c)	175,245	2,302,719
ZoomInfo Technologies, Inc., Class A(b)(c)	19,872	358,093

		263,519,415

Consumer Discretionary-10.85%
Airbnb, Inc., Class A(b)	31,487	4,142,115
Amazon.com, Inc.(b)	701,703	96,842,031
Aptiv PLC(b)	21,495	2,180,668
Aramark(c)	18,813	699,467
AutoZone, Inc.(b)	1,380	3,493,235
Bath & Body Works, Inc.	16,452	606,585
Best Buy Co., Inc.	15,087	1,153,401
Booking Holdings, Inc.(b)	2,807	8,715,819
BorgWarner, Inc.	17,899	729,384
Burlington Stores, Inc.(b)(c)	4,996	810,651
Caesars Entertainment, Inc.(b)	16,280	899,633
CarMax, Inc.(b)(c)	12,022	981,957
Carnival Corp.(b)	75,980	1,202,004
Chewy, Inc., Class A(b)(c)	8,833	211,815
Chipotle Mexican Grill, Inc.(b)	2,097	4,040,164
D.R. Horton, Inc.	23,326	2,776,260
Darden Restaurants, Inc.(c)	9,189	1,428,981
Deckers Outdoor Corp.(b)	1,988	1,051,831

	Shares	Value
Consumer Discretionary-(continued)
Dick’s Sporting Goods, Inc.(c)	4,824	$561,224
Domino’s Pizza, Inc.	2,722	1,054,503
DoorDash, Inc., Class A(b)	19,231	1,617,904
DraftKings, Inc., Class A(b)	31,622	937,592
eBay, Inc.	40,638	1,819,770
Etsy, Inc.(b)(c)	9,373	689,572
Expedia Group, Inc.(b)	10,836	1,174,514
Ford Motor Co.	298,629	3,622,370
Garmin Ltd.	11,629	1,232,907
General Motors Co.	105,580	3,537,986
Genuine Parts Co.	10,687	1,642,912
Hasbro, Inc.	10,091	726,552
Hilton Worldwide Holdings, Inc.	20,109	2,989,203
Home Depot, Inc. (The)	76,397	25,233,929
Hyatt Hotels Corp., Class A(c)	3,457	388,601
Las Vegas Sands Corp.	26,202	1,437,442
Lear Corp.	4,621	665,840
Lennar Corp., Class A	19,170	2,282,955
LKQ Corp.	20,311	1,066,937
Lowe’s Cos., Inc.(c)	44,528	10,262,813
Lucid Group, Inc.(b)(c)	68,179	428,164
lululemon athletica, inc.(b)	8,803	3,356,232
Marriott International, Inc., Class A	19,594	3,987,575
McDonald’s Corp.	55,479	15,597,921
MercadoLibre, Inc. (Brazil)(b)	3,434	4,712,684
MGM Resorts International	22,478	988,582
Mohawk Industries, Inc.(b)	4,113	417,017
NIKE, Inc., Class B	93,511	9,511,004
NVR, Inc.(b)	247	1,575,200
O’Reilly Automotive, Inc.(b)	4,626	4,347,052
Pool Corp.(c)	2,967	1,084,735
PulteGroup, Inc.	16,863	1,383,778
Rivian Automotive, Inc., Class A(b)(c)	49,549	1,126,249
Ross Stores, Inc.	25,886	3,153,174
Royal Caribbean Cruises Ltd.(b)	17,490	1,730,461
Starbucks Corp.	87,113	8,488,291
Tesla, Inc.(b)(c)	216,762	55,941,937
TJX Cos., Inc. (The)	87,329	8,076,186
Tractor Supply Co.(c)	8,288	1,810,928
Ulta Beauty, Inc.(b)	3,784	1,570,473
Vail Resorts, Inc.	3,065	693,671
VF Corp.	24,812	490,285
Whirlpool Corp.(c)	4,161	582,374
Wynn Resorts Ltd.	7,823	793,096
Yum! Brands, Inc.	21,278	2,752,948

		329,511,544

Consumer Staples-6.32%
Albertson’s Cos., Inc., Class A	24,058	538,899
Altria Group, Inc.	135,643	5,998,134
Archer-Daniels-Midland Co.	41,246	3,270,808
Brown-Forman Corp., Class B	23,612	1,561,462
Bunge Ltd.	11,445	1,308,392
Campbell Soup Co.	14,571	607,611
Church & Dwight Co., Inc.	18,552	1,795,277
Clorox Co. (The)	9,394	1,469,691
Coca-Cola Co. (The)	312,281	18,683,772
Colgate-Palmolive Co.	59,800	4,393,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco MSCI USA ETF (PBUS)–(continued)

August 31, 2023

	Shares	Value
Consumer Staples-(continued)
Conagra Brands, Inc.	35,958	$1,074,425
Constellation Brands, Inc., Class A	12,536	3,266,380
Costco Wholesale Corp.	33,674	18,496,455
Darling Ingredients, Inc.(b)	12,389	765,145
Dollar General Corp.(c)	16,667	2,308,380
Dollar Tree, Inc.(b)(c)	15,909	1,946,625
Estee Lauder Cos., Inc. (The), Class A	17,620	2,828,539
General Mills, Inc.	44,467	3,008,637
Hershey Co. (The)	11,192	2,404,713
Hormel Foods Corp.	22,543	869,934
JM Smucker Co. (The)	7,754	1,123,942
Kellogg Co.	20,898	1,275,196
Kenvue, Inc.	116,401	2,683,043
Keurig Dr Pepper, Inc.	69,397	2,335,209
Kimberly-Clark Corp.	25,637	3,302,815
Kraft Heinz Co. (The)	65,279	2,160,082
Kroger Co. (The)	51,588	2,393,167
Lamb Weston Holdings, Inc.	10,998	1,071,315
McCormick & Co., Inc.(c)	18,983	1,558,125
Molson Coors Beverage Co., Class B	14,237	903,907
Mondelez International, Inc., Class A	103,485	7,374,341
Monster Beverage Corp.(b)	59,447	3,412,852
PepsiCo, Inc.	104,613	18,612,745
Philip Morris International, Inc.	117,949	11,330,181
Procter & Gamble Co. (The)	179,070	27,637,664
Sysco Corp.	38,343	2,670,590
Target Corp.	35,073	4,438,488
Tyson Foods, Inc., Class A	21,628	1,152,124
Walgreens Boots Alliance, Inc.(c)	55,733	1,410,602
Walmart, Inc.	112,474	18,289,397

		191,732,570

Energy-4.38%
APA Corp.	23,728	1,040,235
Baker Hughes Co., Class A	76,928	2,784,024
Cheniere Energy, Inc.	18,516	3,021,811
Chesapeake Energy Corp.(c)	8,561	755,166
Chevron Corp.	137,867	22,210,374
ConocoPhillips	91,951	10,944,928
Coterra Energy, Inc.	57,558	1,622,560
Devon Energy Corp.(c)	48,762	2,491,251
Diamondback Energy, Inc.	13,126	1,992,264
EOG Resources, Inc.	44,443	5,716,259
EQT Corp.(c)	27,302	1,179,992
Exxon Mobil Corp.	307,175	34,154,788
Halliburton Co.	68,244	2,635,583
Hess Corp.	21,039	3,250,525
HF Sinclair Corp.	11,559	636,785
Kinder Morgan, Inc.	153,350	2,640,687
Marathon Oil Corp.	46,973	1,237,739
Marathon Petroleum Corp.	32,241	4,603,048
Occidental Petroleum Corp.	50,822	3,191,113
ONEOK, Inc.(c)	34,085	2,222,342
Ovintiv, Inc.(c)	18,896	887,356
Phillips 66	34,941	3,988,865
Pioneer Natural Resources Co.	17,761	4,225,875
Schlumberger N.V	108,309	6,385,899
Targa Resources Corp.	16,260	1,402,425
Texas Pacific Land Corp.	468	882,063

	Shares	Value
Energy-(continued)
Valero Energy Corp.	27,471	$3,568,483
Williams Cos., Inc. (The)	92,217	3,184,253

		132,856,693

Financials-12.23%
Aflac, Inc.	43,619	3,252,669
Allstate Corp. (The)	19,974	2,153,397
Ally Financial, Inc.	20,726	573,903
American Express Co.	48,016	7,586,048
American Financial Group, Inc.	5,481	635,358
American International Group, Inc.	54,997	3,218,424
Ameriprise Financial, Inc.	7,916	2,672,283
Annaly Capital Management, Inc.(c)	37,548	761,098
Aon PLC, Class A	15,520	5,174,213
Apollo Global Management, Inc.(c)	30,167	2,634,786
Arch Capital Group Ltd.(b)	28,300	2,175,138
Ares Management Corp., Class A(c)	12,206	1,262,589
Arthur J. Gallagher & Co.(c)	16,280	3,752,214
Assurant, Inc.	4,039	562,754
Bank of America Corp.	545,008	15,625,379
Bank of New York Mellon Corp. (The)	59,179	2,655,362
Berkshire Hathaway, Inc., Class B(b)	98,479	35,472,136
BlackRock, Inc.	11,380	7,972,145
Blackstone, Inc., Class A	53,582	5,699,517
Block, Inc., Class A(b)	41,358	2,384,289
Brown & Brown, Inc.(c)	18,380	1,361,958
Capital One Financial Corp.	29,085	2,978,013
Carlyle Group, Inc. (The)(c)	16,446	532,028
Cboe Global Markets, Inc.	8,032	1,202,471
Charles Schwab Corp. (The)	114,269	6,759,011
Chubb Ltd.	31,534	6,334,235
Cincinnati Financial Corp.	11,946	1,263,767
Citigroup, Inc.	147,931	6,108,071
Citizens Financial Group, Inc.	36,940	1,039,122
CME Group, Inc., Class A	27,334	5,540,055
Coinbase Global, Inc., Class A(b)(c)	12,701	1,011,000
Discover Financial Services	19,297	1,738,081
Equitable Holdings, Inc.	27,219	783,907
Erie Indemnity Co., Class A(c)	1,930	537,949
Everest Group Ltd.	3,258	1,175,095
FactSet Research Systems, Inc.	2,899	1,265,153
Fidelity National Financial, Inc.(c)	19,517	808,004
Fidelity National Information Services, Inc.	45,038	2,515,823
Fifth Third Bancorp	51,382	1,364,192
First Citizens BancShares, Inc., Class A	814	1,107,366
First Horizon Corp.	40,658	510,258
Fiserv, Inc.(b)	46,990	5,704,116
FleetCor Technologies, Inc.(b)	5,306	1,441,799
Franklin Resources, Inc.	22,491	601,409
Global Payments, Inc.	19,905	2,521,764
Globe Life, Inc.	6,898	769,610
Goldman Sachs Group, Inc. (The)	25,262	8,278,610
Hartford Financial Services Group, Inc. (The)	23,764	1,706,730
Huntington Bancshares, Inc.	109,560	1,215,020
Intercontinental Exchange, Inc.	42,524	5,017,407
Invesco Ltd.(d)	25,968	413,411
Jack Henry & Associates, Inc.	5,518	865,112
JPMorgan Chase & Co.	222,061	32,494,186
KeyCorp	70,075	793,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco MSCI USA ETF (PBUS)–(continued)

August 31, 2023

	Shares	Value
Financials-(continued)
KKR & Co., Inc., Class A(c)	45,909	$2,883,544
Loews Corp.	14,720	913,965
LPL Financial Holdings, Inc.	5,866	1,352,641
M&T Bank Corp.	12,604	1,576,130
Markel Group, Inc.(b)	963	1,424,200
MarketAxess Holdings, Inc.	2,826	680,868
Marsh & McLennan Cos., Inc.	37,546	7,321,095
Mastercard, Inc., Class A	64,306	26,535,228
MetLife, Inc.	49,653	3,145,021
Moody’s Corp.	12,550	4,226,840
Morgan Stanley	95,182	8,104,747
MSCI, Inc.	6,084	3,307,384
Nasdaq, Inc.	26,099	1,369,675
Northern Trust Corp.	15,839	1,204,873
PayPal Holdings, Inc.(b)	80,826	5,052,433
PNC Financial Services Group, Inc. (The)	30,328	3,661,499
Principal Financial Group, Inc.	18,484	1,436,392
Progressive Corp. (The)	44,476	5,936,212
Prudential Financial, Inc.	27,668	2,619,330
Raymond James Financial, Inc.	15,298	1,600,018
Regions Financial Corp.	70,692	1,296,491
Robinhood Markets, Inc., Class A(b)	32,411	352,956
S&P Global, Inc.	24,924	9,741,795
SEI Investments Co.	8,557	531,047
State Street Corp.	25,294	1,738,710
Synchrony Financial	32,509	1,049,391
T. Rowe Price Group, Inc.(c)	17,065	1,915,205
Toast, Inc., Class A(b)(c)	23,407	518,933
Tradeweb Markets, Inc., Class A	8,382	724,456
Travelers Cos., Inc. (The)	17,552	2,829,909
Truist Financial Corp.	101,211	3,091,996
U.S. Bancorp(c)	116,484	4,255,160
Visa, Inc., Class A(c)	122,967	30,210,533
W.R. Berkley Corp.	16,001	989,822
Webster Financial Corp.	13,273	562,908
Wells Fargo & Co.	278,703	11,507,647
Willis Towers Watson PLC	8,070	1,668,553

		371,319,992

Health Care-12.97%
Abbott Laboratories	132,140	13,597,206
AbbVie, Inc.	134,025	19,696,314
Agilent Technologies, Inc.	22,445	2,717,416
Align Technology, Inc.(b)(c)	5,502	2,036,510
Alnylam Pharmaceuticals, Inc.(b)	9,463	1,871,971
Amgen, Inc.	40,603	10,408,173
Avantor, Inc.(b)(c)	51,216	1,108,826
Baxter International, Inc.	38,207	1,551,204
Becton, Dickinson and Co.	21,582	6,031,090
Biogen, Inc.(b)	10,999	2,940,693
BioMarin Pharmaceutical, Inc.(b)	14,263	1,303,353
Bio-Rad Laboratories, Inc., Class A(b)(c)	1,678	671,536
Bio-Techne Corp.	11,963	937,899
Boston Scientific Corp.(b)	109,249	5,892,891
Bristol-Myers Squibb Co.	159,640	9,841,806
Cardinal Health, Inc.	19,416	1,695,599
Catalent, Inc.(b)(c)	13,645	681,841
Cencora, Inc.	13,099	2,305,162
Centene Corp.(b)	41,517	2,559,523

	Shares	Value
Health Care-(continued)
Charles River Laboratories International, Inc.(b)(c)	3,889	$804,323
Cigna Group (The)	22,483	6,211,153
Cooper Cos., Inc. (The)	3,762	1,391,902
CVS Health Corp.	97,419	6,348,796
Danaher Corp.	53,268	14,116,020
DaVita, Inc.(b)	4,135	423,507
DENTSPLY SIRONA, Inc.	16,110	597,520
DexCom, Inc.(b)	29,415	2,970,327
Edwards Lifesciences Corp.(b)	45,906	3,510,432
Elevance Health, Inc.	18,014	7,962,368
Eli Lilly and Co.	61,314	33,980,219
Exact Sciences Corp.(b)(c)	13,707	1,146,865
GE HealthCare Technologies, Inc.(c)	31,095	2,190,643
Gilead Sciences, Inc.	94,785	7,249,157
HCA Healthcare, Inc.	15,683	4,348,896
Henry Schein, Inc.(b)	10,098	772,901
Hologic, Inc.(b)	18,706	1,398,086
Horizon Therapeutics PLC(b)	16,526	1,863,141
Humana, Inc.	9,494	4,382,715
IDEXX Laboratories, Inc.(b)	6,307	3,225,463
Illumina, Inc.(b)	12,014	1,984,953
Incyte Corp.(b)	14,409	929,813
Insulet Corp.(b)	5,294	1,014,913
Intuitive Surgical, Inc.(b)	26,605	8,318,851
IQVIA Holdings, Inc.(b)	14,100	3,139,083
Jazz Pharmaceuticals PLC(b)	4,849	695,153
Johnson & Johnson.	182,915	29,573,697
Laboratory Corp. of America Holdings	6,733	1,401,137
McKesson Corp.	10,297	4,245,659
Medtronic PLC	101,096	8,239,324
Merck & Co., Inc.	192,816	21,013,088
Mettler-Toledo International, Inc.(b)	1,673	2,030,152
Moderna, Inc.(b)(c)	24,745	2,797,917
Molina Healthcare, Inc.(b)	4,430	1,373,832
Neurocrine Biosciences, Inc.(b)	7,518	818,635
Pfizer, Inc.	428,979	15,177,277
Quest Diagnostics, Inc.	8,430	1,108,545
Regeneron Pharmaceuticals, Inc.(b)	8,199	6,776,391
Repligen Corp.(b)(c)	4,019	698,944
ResMed, Inc.	11,165	1,781,822
Revvity, Inc.	9,532	1,115,530
Royalty Pharma PLC, Class A	28,780	858,220
Seagen, Inc.(b)	10,657	2,196,088
STERIS PLC	7,496	1,721,007
Stryker Corp.	26,030	7,380,806
Teleflex, Inc.	3,569	759,269
Thermo Fisher Scientific, Inc.	29,292	16,318,573
United Therapeutics Corp.(b)	3,560	798,722
UnitedHealth Group, Inc.	70,736	33,711,363
Universal Health Services, Inc., Class B	4,859	654,507
Veeva Systems, Inc., Class A(b)	11,073	2,310,935
Vertex Pharmaceuticals, Inc.(b)	19,571	6,817,362
Viatris, Inc.	90,835	976,476
Waters Corp.(b)	4,486	1,259,669
West Pharmaceutical Services, Inc.	5,642	2,295,730
Zimmer Biomet Holdings, Inc.	15,940	1,898,773
Zoetis, Inc.(c)	35,115	6,689,759

		393,625,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco MSCI USA ETF (PBUS)–(continued)

August 31, 2023

	Shares	Value
Industrials-8.81%
3M Co.	41,921	$4,471,713
A.O. Smith Corp.	9,705	703,613
AECOM	10,130	888,907
Allegion PLC	6,683	760,592
AMETEK, Inc.	17,513	2,793,499
Automatic Data Processing, Inc.	31,393	7,992,972
Axon Enterprise, Inc.(b)	5,334	1,135,662
Boeing Co. (The)(b)	43,429	9,729,399
Booz Allen Hamilton Holding Corp.	9,954	1,127,888
Broadridge Financial Solutions, Inc.	8,965	1,669,373
Builders FirstSource, Inc.(b)	9,739	1,412,545
C.H. Robinson Worldwide, Inc.	8,848	800,125
Carlisle Cos., Inc.(c)	3,873	1,018,676
Carrier Global Corp.(c)	63,438	3,644,513
Caterpillar, Inc.	39,161	11,009,332
Ceridian HCM Holding, Inc.(b)(c)	11,064	802,361
Cintas Corp.	6,957	3,507,511
Clarivate PLC(b)(c)	28,013	208,137
Copart, Inc.(b)	65,304	2,927,578
CSX Corp.	155,657	4,700,841
Cummins, Inc.	10,724	2,466,949
Deere & Co.	21,165	8,697,545
Delta Air Lines, Inc.	12,223	524,122
Dover Corp.	10,621	1,575,094
Eaton Corp. PLC	30,289	6,977,677
Emerson Electric Co.	43,427	4,266,703
Equifax, Inc.(c)	9,320	1,926,444
Expeditors International of Washington, Inc.	11,554	1,348,467
Fastenal Co.	43,243	2,489,932
FedEx Corp.	18,217	4,755,001
Ferguson PLC	15,649	2,528,252
Fortive Corp.	26,792	2,112,549
Fortune Brands Innovations, Inc.	9,807	676,879
Generac Holdings, Inc.(b)(c)	4,802	570,526
General Dynamics Corp.	17,719	4,015,834
General Electric Co.	82,761	9,472,824
Graco, Inc.	12,849	1,014,300
HEICO Corp.(c)	3,326	561,129
HEICO Corp., Class A	5,577	755,293
Honeywell International, Inc.	50,563	9,502,810
Howmet Aerospace, Inc.	29,643	1,466,439
Hubbell, Inc.	4,072	1,327,676
Huntington Ingalls Industries, Inc.	3,031	667,790
IDEX Corp.	5,743	1,300,215
Illinois Tool Works, Inc.	23,093	5,712,054
Ingersoll Rand, Inc.	30,739	2,139,742
J.B. Hunt Transport Services, Inc.	6,301	1,183,832
Jacobs Solutions, Inc.	9,639	1,299,530
Johnson Controls International PLC	51,958	3,068,639
Knight-Swift Transportation Holdings, Inc.	12,433	681,577
L3Harris Technologies, Inc.	14,396	2,563,784
Leidos Holdings, Inc.	10,011	976,173
Lennox International, Inc.	2,428	914,895
Lockheed Martin Corp.	17,320	7,765,422
Masco Corp.	16,932	999,157
Nordson Corp.	3,898	951,658
Norfolk Southern Corp.	17,298	3,546,263
Northrop Grumman Corp.	10,963	4,747,966
Old Dominion Freight Line, Inc.	7,499	3,204,848

	Shares	Value
Industrials-(continued)
Otis Worldwide Corp.	31,477	$2,692,857
Owens Corning.	6,847	985,352
PACCAR, Inc.	39,728	3,269,217
Parker-Hannifin Corp.	9,749	4,064,358
Paychex, Inc.	24,658	3,013,947
Paycom Software, Inc.	3,958	1,166,977
Paylocity Holding Corp.(b)	3,393	680,297
Pentair PLC	12,619	886,611
Quanta Services, Inc.	11,032	2,315,286
Republic Services, Inc.	16,824	2,424,843
Robert Half, Inc.	8,157	603,292
Rockwell Automation, Inc.	8,729	2,724,146
Rollins, Inc.	18,738	741,463
RTX Corp.	111,030	9,553,021
Sensata Technologies Holding PLC(c)	11,431	430,034
Snap-on, Inc.	4,022	1,080,309
Southwest Airlines Co.	11,067	349,717
SS&C Technologies Holdings, Inc.	16,876	969,020
Stanley Black & Decker, Inc.	11,637	1,098,300
Textron, Inc.	15,325	1,190,906
Toro Co. (The)	7,931	811,500
Trane Technologies PLC	17,329	3,556,951
TransDigm Group, Inc.(b)	4,174	3,772,670
TransUnion	14,681	1,192,391
Uber Technologies, Inc.(b)	138,409	6,537,057
U-Haul Holding Co., Series N(c)	7,489	398,714
Union Pacific Corp.	46,330	10,219,008
United Parcel Service, Inc., Class B	55,075	9,329,705
United Rentals, Inc.	5,223	2,488,968
Verisk Analytics, Inc.	11,002	2,664,904
W.W. Grainger, Inc.	3,431	2,450,214
Wabtec Corp.(c)	13,611	1,531,510
Waste Connections, Inc.	19,571	2,681,031
Waste Management, Inc.	30,913	4,846,540
Watsco, Inc.(c)	2,540	925,957
Xylem, Inc.	18,253	1,889,916

		267,598,216

Information Technology-28.36%
Accenture PLC, Class A	47,957	15,527,038
Adobe, Inc.(b)	34,636	19,373,300
Advanced Micro Devices, Inc.(b)	122,369	12,936,851
Akamai Technologies, Inc.(b)(c)	11,672	1,226,610
Amphenol Corp., Class A	45,217	3,996,278
Analog Devices, Inc.	38,102	6,926,182
ANSYS, Inc.(b)	6,585	2,099,759
Apple, Inc.	1,195,202	224,542,600
Applied Materials, Inc.	63,811	9,747,768
Arista Networks, Inc.(b)	19,912	3,887,420
Arrow Electronics, Inc.(b)	4,375	583,756
Aspen Technology, Inc.(b)(c)	2,218	430,292
Atlassian Corp., Class A(b)	11,541	2,355,056
Autodesk, Inc.(b)	16,257	3,608,079
Bentley Systems, Inc., Class B(c)	16,058	801,455
BILL Holdings, Inc.(b)(c)	7,362	848,839
Black Knight, Inc.(b)	11,912	902,453
Broadcom, Inc.	31,359	28,940,908
Cadence Design Systems, Inc.(b)	20,721	4,982,157
CDW Corp.	10,326	2,180,335
Cisco Systems, Inc.	309,658	17,758,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco MSCI USA ETF (PBUS)–(continued)

August 31, 2023

	Shares	Value
Information Technology-(continued)
Cloudflare, Inc., Class A(b)(c)	20,802	$1,352,754
Cognex Corp.(c)	13,173	620,185
Cognizant Technology Solutions Corp., Class A	38,451	2,753,476
Confluent, Inc., Class A(b)	12,436	411,507
Corning, Inc.	61,193	2,008,354
Crowdstrike Holdings, Inc., Class A(b)	17,032	2,776,727
Datadog, Inc., Class A(b)(c)	19,136	1,846,241
Dell Technologies, Inc., Class C	19,399	1,091,000
DocuSign, Inc.(b)	15,472	778,242
Dropbox, Inc., Class A(b)(c)	19,736	548,463
Dynatrace, Inc.(b)	18,935	912,667
Enphase Energy, Inc.(b)(c)	10,442	1,321,226
Entegris, Inc.	11,374	1,151,845
EPAM Systems, Inc.(b)	4,400	1,139,556
F5, Inc.(b)	4,690	767,565
Fair Isaac Corp.(b)	1,899	1,717,816
First Solar, Inc.(b)(c)	7,753	1,466,247
Fortinet, Inc.(b)	50,611	3,047,288
Gartner, Inc.(b)	6,006	2,100,178
Gen Digital, Inc.	43,595	882,799
GoDaddy, Inc., Class A(b)	11,029	799,713
Hewlett Packard Enterprise Co.	98,000	1,665,020
HP, Inc.	67,209	1,996,779
HubSpot, Inc.(b)	3,583	1,958,181
Intel Corp.	316,948	11,137,553
International Business Machines Corp.	69,001	10,131,417
Intuit, Inc.	21,306	11,543,804
Jabil, Inc.	9,945	1,137,907
Juniper Networks, Inc.	24,333	708,577
Keysight Technologies, Inc.(b)	13,494	1,798,750
KLA Corp.	10,426	5,232,497
Lam Research Corp.	10,208	7,170,099
Lattice Semiconductor Corp.(b)(c)	10,505	1,021,716
Manhattan Associates, Inc.(b)	4,713	954,948
Marvell Technology, Inc.	65,350	3,806,638
Microchip Technology, Inc.	41,332	3,382,611
Micron Technology, Inc.	83,230	5,821,106
Microsoft Corp.	536,820	175,948,123
MongoDB, Inc.(b)(c)	5,363	2,044,912
Monolithic Power Systems, Inc.	3,423	1,784,102
Motorola Solutions, Inc.	12,745	3,614,100
NetApp, Inc.	16,201	1,242,617
NVIDIA Corp.	187,692	92,635,387
NXP Semiconductors N.V. (China)	19,737	4,060,296
Okta, Inc.(b)	11,783	983,998
ON Semiconductor Corp.(b)	32,817	3,231,162
Oracle Corp.	123,752	14,898,503
Palantir Technologies, Inc., Class A(b)(c)	137,720	2,063,046
Palo Alto Networks, Inc.(b)	23,241	5,654,535
PTC, Inc.(b)	8,544	1,257,421
Qorvo, Inc.(b)	7,652	821,748
QUALCOMM, Inc.	84,651	9,695,079
Roper Technologies, Inc.	8,100	4,042,386
Salesforce, Inc.(b)	74,013	16,390,919
Seagate Technology Holdings PLC(c)	14,010	991,768
ServiceNow, Inc.(b)	15,479	9,114,500
Skyworks Solutions, Inc.	12,094	1,315,102
Snowflake, Inc., Class A(b)	19,812	3,107,512
SolarEdge Technologies, Inc.(b)	4,282	696,125

	Shares	Value
Information Technology-(continued)
Splunk, Inc.(b)	11,955	$1,449,663
Super Micro Computer, Inc.(b)	3,590	987,537
Synopsys, Inc.(b)	11,562	5,305,686
TE Connectivity Ltd.	24,022	3,180,273
Teledyne Technologies, Inc.(b)	3,575	1,495,423
Teradyne, Inc.(c)	11,781	1,270,816
Texas Instruments, Inc.	68,971	11,591,266
Trimble, Inc.(b)	18,747	1,027,148
Twilio,Inc.,Class A(b)(c)	13,066	832,435
Tyler Technologies, Inc.(b)	3,186	1,269,398
UiPath, Inc., Class A(b)(c)	27,040	427,502
Unity Software, Inc.(b)(c)	17,071	632,822
VeriSign, Inc.(b)	7,119	1,479,257
VMware, Inc., Class A(b)	18,019	3,041,247
Western Digital Corp.(b)	24,151	1,086,795
Wolfspeed, Inc.(b)(c)	9,203	440,087
Workday, Inc., Class A(b)	15,654	3,827,403
Zebra Technologies Corp., Class A(b)	3,908	1,074,739
Zoom Video Communications, Inc., Class A(b)	17,964	1,275,983
Zscaler, Inc.(b)(c)	6,652	1,038,045

		860,944,340

Materials-2.47%
Air Products and Chemicals, Inc.	16,879	4,987,576
Albemarle Corp.(c)	8,916	1,771,698
Amcor PLC	112,676	1,097,464
Avery Dennison Corp.	6,134	1,155,523
Ball Corp.	23,838	1,297,979
Celanese Corp.(c)	8,011	1,012,270
CF Industries Holdings, Inc.(c)	14,812	1,141,561
Cleveland-Cliffs, Inc.(b)	39,378	602,090
Corteva, Inc.	53,979	2,726,479
Crown Holdings, Inc.	9,126	845,615
Dow, Inc.	53,685	2,929,054
DuPont de Nemours, Inc.	34,821	2,677,387
Eastman Chemical Co.	9,054	769,681
Ecolab, Inc.	19,472	3,579,148
FMC Corp.	9,691	835,655
Freeport-McMoRan, Inc.	108,913	4,346,718
International Flavors & Fragrances, Inc.	19,252	1,356,303
International Paper Co.	25,004	873,140
Linde PLC	37,246	14,415,692
LyondellBasell Industries N.V., Class A	19,774	1,953,078
Martin Marietta Materials, Inc.	4,709	2,102,145
Mosaic Co. (The)	25,066	973,814
Newmont Corp.	60,390	2,380,574
Nucor Corp.	19,053	3,279,021
Packaging Corp. of America	6,834	1,018,949
PPG Industries, Inc.	17,999	2,551,538
Reliance Steel & Aluminum Co.(c)	4,468	1,273,201
RPM International, Inc.(c)	9,928	990,219
Sealed Air Corp.	10,914	404,473
Sherwin-Williams Co. (The)	18,645	5,066,219
Steel Dynamics, Inc.	12,202	1,300,611
Vulcan Materials Co.	10,194	2,224,841
Westlake Corp.(c)	2,864	375,127
WestRock Co.	19,216	628,555

		74,943,398

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco MSCI USA ETF (PBUS)–(continued)

August 31, 2023

	Shares	Value
Real Estate-2.49%
Alexandria Real Estate Equities, Inc.	12,618	$1,467,978
American Homes 4 Rent, Class A(c)	24,616	887,161
American Tower Corp.	35,414	6,421,266
AvalonBay Communities, Inc.	10,790	1,983,418
Boston Properties, Inc.(c)	11,228	749,693
Camden Property Trust	8,101	871,830
CBRE Group, Inc., Class A(b)	23,662	2,012,453
CoStar Group, Inc.(b)	31,044	2,545,297
Crown Castle, Inc.	32,954	3,311,877
Digital Realty Trust, Inc.	22,139	2,916,149
Equinix, Inc.(c)	7,107	5,553,268
Equity LifeStyle Properties, Inc.(c)	13,439	899,875
Equity Residential	27,223	1,764,867
Essex Property Trust, Inc.	4,877	1,162,628
Extra Space Storage, Inc.(c)	16,107	2,072,649
Gaming and Leisure Properties, Inc.	19,753	936,292
Healthcare Realty Trust, Inc.(c)	28,790	504,401
Healthpeak Properties, Inc.	41,363	851,250
Host Hotels & Resorts, Inc.	54,034	853,197
Invitation Homes, Inc.(c)	46,273	1,577,447
Iron Mountain, Inc.(c)	22,160	1,408,046
Kimco Realty Corp.	46,629	883,153
Mid-America Apartment Communities, Inc.	8,865	1,287,464
Prologis, Inc.	70,173	8,715,487
Public Storage	12,024	3,323,193
Realty Income Corp.	51,157	2,866,838
Regency Centers Corp.	12,653	787,017
SBA Communications Corp., Class A	8,183	1,837,329
Simon Property Group, Inc.	24,847	2,819,886
Sun Communities, Inc.(c)	9,454	1,157,359
UDR, Inc.	23,834	950,977
Ventas, Inc.	30,251	1,321,364
VICI Properties, Inc.	75,987	2,343,439
W.P. Carey, Inc.(c)	16,201	1,053,875
Welltower, Inc.	37,624	3,118,277
Weyerhaeuser Co.	55,702	1,824,240
Zillow Group, Inc., Class C(b)	11,498	599,736

		75,640,676

Utilities-2.33%
AES Corp. (The)(c)	50,817	911,149
Alliant Energy Corp.	18,958	951,123
Ameren Corp.	19,955	1,581,833
American Electric Power Co., Inc.	39,118	3,066,851
American Water Works Co., Inc.	14,791	2,052,103
Atmos Energy Corp.	10,921	1,266,290
CenterPoint Energy, Inc.	47,846	1,334,425
CMS Energy Corp.	22,012	1,236,854
Consolidated Edison, Inc.	26,362	2,345,164
Constellation Energy Corp.	24,750	2,577,960
Dominion Energy, Inc.	63,522	3,083,358

	Shares	Value
Utilities-(continued)
DTE Energy Co.	15,706	$1,623,686
Duke Energy Corp.	58,536	5,197,997
Edison International	29,112	2,004,361
Entergy Corp.	16,086	1,532,191
Essential Utilities, Inc.	19,041	702,613
Evergy, Inc.	17,453	959,391
Eversource Energy(c)	26,504	1,691,485
Exelon Corp.	75,357	3,023,323
FirstEnergy Corp.(c)	41,130	1,483,559
NextEra Energy, Inc.	153,757	10,270,968
NiSource, Inc.	31,527	843,663
NRG Energy, Inc.	17,283	648,977
PG&E Corp.(b)	144,074	2,348,406
PPL Corp.	56,042	1,396,567
Public Service Enterprise Group, Inc.	37,782	2,307,725
Sempra	47,816	3,357,639
Southern Co. (The)	82,839	5,610,685
Vistra Corp.	26,124	820,816
WEC Energy Group, Inc.	23,957	2,015,263
Xcel Energy, Inc.	41,821	2,389,234

		70,635,659

Total Common Stocks & Other Equity Interests (Cost $2,878,923,219)		3,032,327,925

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e) (Cost $1,972,697)	1,972,697	1,972,697

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $2,880,895,916)		3,034,300,622

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.54%
Invesco Private Government Fund, 5.30%(d)(e)(f)	21,463,283	21,463,283
Invesco Private Prime Fund, 5.51%(d)(e)(f)	55,553,547	55,553,547

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $77,017,552)		77,016,830

TOTAL INVESTMENTS IN SECURITIES-102.49% (Cost $2,957,913,468)		3,111,317,452
OTHER ASSETS LESS LIABILITIES-(2.49)%		(75,695,987)

NET ASSETS-100.00%		$3,035,621,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco MSCI USA ETF (PBUS)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Invesco Ltd.	$367,742	$109,613	$(53,263)	$(8,037)	$(2,644)	$413,411	$17,183

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	41,536,620	(39,563,923)	-	-	1,972,697	19,541

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	77,205,584	407,201,135	(462,943,436)	-	-	21,463,283	976,364	*

Invesco Private Prime Fund	199,097,606	742,907,361	(886,442,147)	(2,824)	(6,449)	55,553,547	2,606,314	*

Total	$276,670,932	$1,191,754,729	$(1,389,002,769)	$(10,861)	$(9,093)	$79,402,938	$3,619,402

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Russell 1000 Equal Weight ETF (EQAL)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.88%
Communication Services-7.01%
Activision Blizzard, Inc.	4,383	$403,192
Alphabet, Inc., Class A(b)	3,526	480,135
AMC Entertainment Holdings, Inc.(b)	8,244	103,465
AT&T, Inc.	194,908	2,882,689
Cable One, Inc.	4,543	2,955,540
Charter Communications, Inc., Class A(b)	9,216	4,037,714
Comcast Corp., Class A	75,667	3,538,189
DISH Network Corp., Class A(b)(c)	490,173	2,941,038
Electronic Arts, Inc.	2,794	335,224
Fox Corp., Class A	10,690	353,411
Frontier Communications Parent, Inc.(b)(c)	174,227	2,791,117
IAC, Inc.(b)	7,108	393,286
Interpublic Group of Cos., Inc. (The)	8,859	288,892
Iridium Communications, Inc.	50,639	2,478,779
Liberty Broadband Corp.(b)(d)	22,093	0
Liberty Broadband Corp., Class C(b)	41,081	3,843,538
Liberty Media Corp.-Liberty Formula One(b)	4,587	315,540
Liberty Media Corp.-Liberty Live, Series C(b)	3,133	105,426
Liberty Media Corp.-Liberty SiriusXM, Series C(b)	11,712	286,241
Live Nation Entertainment, Inc.(b)(c)	4,121	348,348
Madison Square Garden Sports Corp., Class A(c)	2,005	356,890
Match Group, Inc.(b)(c)	9,829	460,685
Meta Platforms, Inc., Class A(b)	1,615	477,862
Netflix, Inc.(b)	811	351,715
New York Times Co. (The), Class A	9,624	426,055
News Corp., Class A	18,519	397,973
Nexstar Media Group, Inc., Class A	2,155	350,834
Omnicom Group, Inc.	3,762	304,760
Paramount Global, Class B(c)	21,432	323,409
Pinterest, Inc., Class A(b)	17,800	489,322
Playtika Holding Corp.(b)	31,807	310,436
Roblox Corp., Class A(b)(c)	8,905	251,923
Roku, Inc., Class A(b)(c)	42,090	3,417,708
Sirius XM Holdings, Inc.(c)	94,515	415,866
Spotify Technology S.A.(b)	2,365	364,139
Take-Two Interactive Software, Inc.(b)	2,617	372,137
T-Mobile US, Inc.(b)	24,129	3,287,576
Trade Desk, Inc. (The), Class A(b)	4,687	375,101
TripAdvisor, Inc.(b)(c)	21,329	322,281
Verizon Communications, Inc.	86,419	3,022,937
Walt Disney Co. (The)(b)	3,841	321,415
Warner Bros Discovery, Inc.(b)	26,074	342,612
World Wrestling Entertainment, Inc., Class A	3,520	339,856
ZoomInfo Technologies, Inc., Class A(b)(c)	15,645	281,923

		46,247,179

Consumer Discretionary-6.90%
ADT, Inc.(c)	52,770	338,783
Advance Auto Parts, Inc.	5,065	348,573
Airbnb, Inc., Class A(b)	2,876	378,338
Amazon.com, Inc.(b)	2,851	393,467
Aptiv PLC(b)	3,550	360,147
Aramark	8,855	329,229
AutoNation, Inc.(b)	2,409	378,430
AutoZone, Inc.(b)	151	382,231

	Shares	Value
Consumer Discretionary-(continued)
Bath & Body Works, Inc.	8,947	$329,876
Best Buy Co., Inc.	4,689	358,474
Booking Holdings, Inc.(b)	138	428,494
BorgWarner, Inc.	7,456	303,832
Boyd Gaming Corp.	5,119	342,308
Bright Horizons Family Solutions, Inc.(b)(c)	3,775	356,436
Brunswick Corp.(c)	3,739	295,830
Burlington Stores, Inc.(b)(c)	2,411	391,209
Caesars Entertainment, Inc.(b)	7,268	401,630
Capri Holdings Ltd.(b)	9,734	510,938
CarMax, Inc.(b)(c)	4,458	364,129
Carnival Corp.(b)(c)	22,862	361,677
Carter’s, Inc.	5,214	373,166
Chipotle Mexican Grill, Inc.(b)	174	335,235
Choice Hotels International, Inc.(c)	3,092	392,375
Churchill Downs, Inc.(c)	2,574	322,471
Columbia Sportswear Co.(c)	4,633	339,784
Coupang, Inc. (South Korea)(b)(c)	21,227	402,888
Crocs, Inc.(b)(c)	3,107	302,435
D.R. Horton, Inc.	3,134	373,009
Darden Restaurants, Inc.(c)	2,149	334,191
Deckers Outdoor Corp.(b)	709	375,125
Dick’s Sporting Goods, Inc.	2,658	309,232
Domino’s Pizza, Inc.	1,174	454,808
DoorDash, Inc., Class A(b)	6,073	510,921
DraftKings, Inc., Class A(b)	14,124	418,777
eBay, Inc.	7,926	354,926
Etsy, Inc.(b)	3,747	275,667
Expedia Group, Inc.(b)	3,297	357,362
Five Below, Inc.(b)(c)	1,863	320,361
Floor & Decor Holdings, Inc., Class A(b)(c)	3,709	369,787
Ford Motor Co.	25,071	304,111
GameStop Corp., Class A(b)(c)	13,846	256,843
Gap, Inc. (The)(c)	37,280	431,702
Garmin Ltd.	3,366	356,863
General Motors Co.	9,516	318,881
Gentex Corp.	12,615	412,006
Genuine Parts Co.	2,272	349,275
Grand Canyon Education, Inc.(b)	3,514	412,016
H&R Block, Inc.	10,963	438,301
Harley-Davidson, Inc.	10,409	351,304
Hasbro, Inc.	5,739	413,208
Hilton Worldwide Holdings, Inc.	2,483	369,098
Home Depot, Inc. (The)	1,195	394,708
Hyatt Hotels Corp., Class A(c)	3,055	343,413
Kohl’s Corp.	15,446	411,481
Las Vegas Sands Corp.	5,985	328,337
Lear Corp.	2,466	355,326
Leggett & Platt, Inc.	11,610	327,402
Lennar Corp., Class A.	3,106	369,894
Lithia Motors, Inc., Class A	1,331	409,975
LKQ Corp.	6,527	342,863
Lowe’s Cos., Inc.(c)	1,681	387,437
Lucid Group, Inc.(b)(c)	55,644	349,444
lululemon athletica, inc.(b)	946	360,672
Macy’s, Inc.	22,447	274,527
Marriott International, Inc., Class A	1,961	399,083
Marriott Vacations Worldwide Corp.	2,757	299,658

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2023

	Shares	Value
Consumer Discretionary-(continued)
Mattel, Inc.(b)	19,181	$425,051
McDonald’s Corp.	1,236	347,501
MGM Resorts International(c)	8,124	357,294
Mister Car Wash, Inc.(b)(c)	40,487	293,126
Mohawk Industries, Inc.(b)	3,312	335,804
Murphy USA, Inc.	1,223	388,474
Newell Brands, Inc.	42,544	450,116
NIKE,Inc.,Class B	3,152	320,590
Nordstrom, Inc.	18,341	297,491
Norwegian Cruise Line Holdings Ltd.(b)(c)	18,485	306,296
NVR, Inc.(b)	61	389,017
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	5,841	450,224
O’Reilly Automotive, Inc.(b)	396	372,121
Peloton Interactive, Inc., Class A(b)(c)	36,767	234,573
Penn Entertainment, Inc.(b)(c)	13,666	323,748
Penske Automotive Group, Inc.	2,333	383,312
Petco Health & Wellness Co., Inc.(b)(c)	41,591	211,698
Phinia, Inc.(b)	1,489	41,394
Planet Fitness, Inc., Class A(b)(c)	5,014	304,851
Polaris, Inc.	2,966	332,459
Pool Corp.(c)	1,055	385,708
PulteGroup, Inc.	4,877	400,207
PVH Corp.	4,242	354,631
QuantumScape Corp.(b)	47,543	339,457
Ralph Lauren Corp.	2,947	343,709
RH(b)(c)	1,300	474,747
Rivian Automotive, Inc., Class A(b)(c)	24,185	549,725
Ross Stores, Inc.	3,371	410,622
Royal Caribbean Cruises Ltd.(b)	3,759	371,915
Service Corp. International	5,441	343,382
Skechers U.S.A., Inc., Class A(b)	6,728	338,486
Starbucks Corp.	3,561	346,984
Tapestry, Inc.	8,154	271,691
Tempur Sealy International, Inc.	9,320	435,430
Tesla, Inc.(b)	1,401	361,570
Texas Roadhouse, Inc.	3,199	333,016
Thor Industries, Inc.(c)	3,677	385,423
TJX Cos., Inc. (The)	4,484	414,680
Toll Brothers, Inc.	4,874	399,327
TopBuild Corp.(b)	1,385	401,761
Tractor Supply Co.	1,660	362,710
Travel + Leisure Co.	8,569	344,474
Ulta Beauty, Inc.(b)	812	337,004
Under Armour, Inc., Class A(b)(c)	46,305	353,770
Vail Resorts, Inc.	1,431	323,864
Valvoline, Inc.	39,635	1,365,029
VF Corp.	18,511	365,777
Victoria’s Secret & Co.(b)(c)	19,518	374,355
Wayfair, Inc., Class A(b)(c)	6,767	467,667
Wendy’s Co. (The)	16,215	320,895
Whirlpool Corp.	2,447	342,482
Williams-Sonoma, Inc.(c)	2,867	404,820
Wingstop, Inc.	1,859	298,630
Wyndham Hotels & Resorts, Inc.	5,069	382,152
Wynn Resorts Ltd.	3,475	352,296
YETI Holdings, Inc.(b)(c)	9,621	480,569
Yum! Brands, Inc.	2,650	342,857

		45,491,341

	Shares	Value
Consumer Staples-8.60%
Albertson’s Cos., Inc., Class A	53,969	$1,208,906
Altria Group, Inc.	25,664	1,134,862
Archer-Daniels-Midland Co.	15,455	1,225,581
BJ’s Wholesale Club Holdings, Inc.(b)	5,715	385,134
Boston Beer Co., Inc. (The), Class A(b)(c)	3,362	1,228,576
Brown-Forman Corp., Class B	17,386	1,149,736
Bunge Ltd.	11,855	1,355,264
Campbell Soup Co.	24,566	1,024,402
Casey’s General Stores, Inc.	5,129	1,253,579
Celsius Holdings, Inc.(b)	7,881	1,544,991
Church & Dwight Co., Inc.	11,840	1,145,757
Clorox Co. (The)	7,319	1,145,058
Coca-Cola Co. (The)	18,507	1,107,274
Colgate-Palmolive Co.	14,973	1,100,066
Conagra Brands, Inc.	32,370	967,216
Constellation Brands, Inc., Class A	4,565	1,189,456
Costco Wholesale Corp.	679	372,961
Coty,Inc.,Class A(b)(c)	29,713	343,482
Darling Ingredients, Inc.(b)	17,492	1,080,306
Dollar General Corp.	2,230	308,855
Dollar Tree, Inc.(b)(c)	2,596	317,647
Estee Lauder Cos., Inc. (The), Class A	1,856	297,944
Flowers Foods, Inc.	46,006	1,083,901
Freshpet, Inc.(b)(c)	16,818	1,269,927
General Mills, Inc.	13,983	946,090
Grocery Outlet Holding Corp.(b)(c)	38,547	1,189,175
Hershey Co. (The)	4,334	931,203
Hormel Foods Corp.	27,383	1,056,710
Ingredion, Inc.	10,505	1,081,070
JM Smucker Co. (The)	7,419	1,075,384
Kellogg Co.	17,051	1,040,452
Keurig Dr Pepper, Inc.	35,603	1,198,041
Kimberly-Clark Corp.	8,347	1,075,344
Kraft Heinz Co. (The)	30,774	1,018,312
Kroger Co. (The)	23,912	1,109,278
Lamb Weston Holdings, Inc.	9,792	953,839
McCormick & Co., Inc.(c)	12,399	1,017,710
Molson Coors Beverage Co., Class B	16,717	1,061,362
Mondelez International, Inc., Class A	15,443	1,100,468
Monster Beverage Corp.(b)	19,312	1,108,702
Olaplex Holdings, Inc.(b)(c)	314,709	852,861
PepsiCo, Inc.	6,151	1,094,386
Performance Food Group Co.(b)	20,018	1,243,718
Philip Morris International, Inc.	12,123	1,164,535
Pilgrim’s Pride Corp.(b)	50,334	1,266,403
Post Holdings, Inc.(b)(c)	12,994	1,165,692
Procter & Gamble Co. (The)	7,715	1,190,733
Reynolds Consumer Products, Inc.	40,276	1,099,132
Seaboard Corp.	308	1,161,262
Spectrum Brands Holdings, Inc.	15,158	1,260,691
Sysco Corp.	15,536	1,082,082
Target Corp.	2,692	340,673
Tyson Foods, Inc., Class A	22,665	1,207,364
US Foods Holding Corp.(b)	27,026	1,092,661
Walgreens Boots Alliance, Inc.	35,794	905,946
Walmart, Inc.	2,295	373,190

		56,705,350

Energy-9.45%
Antero Midstream Corp.	132,283	1,603,270

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2023

	Shares	Value
Energy-(continued)
Antero Resources Corp.(b)	69,290	$1,917,254
APA Corp.	42,527	1,864,384
Baker Hughes Co., Class A	47,778	1,729,086
Cheniere Energy, Inc.	9,736	1,588,915
Chesapeake Energy Corp.(c)	17,947	1,583,105
Chevron Corp.	18,491	2,978,900
ConocoPhillips	13,944	1,659,754
Coterra Energy, Inc.	59,005	1,663,351
Devon Energy Corp.	29,222	1,492,952
Diamondback Energy, Inc.	11,289	1,713,444
DT Midstream, Inc.	29,404	1,537,535
EOG Resources, Inc.	12,940	1,664,343
EQT Corp.	37,217	1,608,519
Exxon Mobil Corp.	13,616	1,513,963
Halliburton Co.	44,653	1,724,499
Hess Corp.	10,688	1,651,296
HF Sinclair Corp.	32,069	1,766,681
Kinder Morgan, Inc.	84,721	1,458,896
Marathon Oil Corp.	62,818	1,655,254
Marathon Petroleum Corp.	12,819	1,830,169
New Fortress Energy, Inc.(c)	48,391	1,502,057
NOV, Inc.	92,724	1,959,258
Occidental Petroleum Corp.	24,465	1,536,157
ONEOK, Inc.	23,694	1,544,849
Ovintiv, Inc.(c)	38,783	1,821,250
Phillips 66	14,948	1,706,464
Pioneer Natural Resources Co.	7,108	1,691,206
Range Resources Corp.(c)	54,763	1,773,226
Schlumberger N.V	30,283	1,785,486
Southwestern Energy Co.(b)	272,514	1,847,645
Targa Resources Corp.	20,170	1,739,662
TechnipFMC PLC (United Kingdom)	96,402	1,835,494
Texas Pacific Land Corp.	1,080	2,035,530
Valero Energy Corp.	12,814	1,664,538
Williams Cos., Inc. (The)	47,434	1,637,896

		62,286,288

Financials-10.26%
Affiliated Managers Group, Inc.	2,893	387,691
Affirm Holdings, Inc.(b)(c)	18,917	393,663
Aflac, Inc.	6,166	459,799
AGNC Investment Corp.	41,828	414,515
Allstate Corp. (The)	3,794	409,031
Ally Financial, Inc.	14,927	413,329
American Express Co.	1,852	292,597
American Financial Group, Inc.	3,705	429,484
American International Group, Inc.	7,571	443,055
Ameriprise Financial, Inc.	1,336	451,007
Annaly Capital Management, Inc.	20,510	415,738
Aon PLC, Class A	1,320	440,075
Apollo Global Management, Inc.	5,565	486,047
Arch Capital Group Ltd.(b)	6,062	465,925
Ares Management Corp., Class A	4,497	465,170
Arthur J. Gallagher & Co.	2,032	468,335
Assurant, Inc.	3,297	459,371
Assured Guaranty Ltd.	7,975	469,249
AXIS Capital Holdings Ltd.	7,917	434,327
Bank of America Corp.	14,517	416,202
Bank of New York Mellon Corp. (The)	9,702	435,329
Bank OZK(c)	10,936	439,299

	Shares	Value
Financials-(continued)
Berkshire Hathaway, Inc., Class B(b)	1,259	$453,492
BlackRock, Inc.	614	430,132
Blackstone, Inc., Class A	4,721	502,173
Block, Inc., Class A(b)(c)	5,059	291,651
Blue Owl Capital, Inc.(c)	36,983	441,947
BOK Financial Corp.(c)	4,804	399,260
Brighthouse Financial, Inc.(b)	9,434	468,492
Brown & Brown, Inc.	6,587	488,097
Capital One Financial Corp.	2,900	296,931
Carlyle Group, Inc. (The)(c)	13,810	446,754
Cboe Global Markets, Inc.	3,057	457,663
Charles Schwab Corp. (The)	7,842	463,854
Chubb Ltd.	2,269	455,774
Cincinnati Financial Corp.	4,249	449,502
Citigroup, Inc.	8,771	362,155
Citizens Financial Group, Inc.	15,618	439,334
CME Group, Inc., Class A	2,350	476,298
CNA Financial Corp.	11,168	439,237
Coinbase Global, Inc., Class A(b)(c)	7,882	627,407
Columbia Banking System, Inc.	18,693	382,833
Comerica, Inc.	10,331	497,024
Commerce Bancshares, Inc.	8,625	423,401
Corebridge Financial, Inc.	25,731	458,784
Credit Acceptance Corp.(b)(c)	866	434,533
Cullen/Frost Bankers, Inc.	3,898	368,478
Discover Financial Services	3,628	326,774
East West Bancorp, Inc.	7,965	440,783
Equitable Holdings, Inc.	15,790	454,752
Euronet Worldwide, Inc.(b)	2,907	253,956
Evercore, Inc., Class A	3,425	479,671
Everest Group Ltd.	1,242	447,965
F.N.B. Corp.	35,760	415,889
FactSet Research Systems, Inc.	1,054	459,976
Fidelity National Financial, Inc.(c)	12,246	506,984
Fidelity National Information Services, Inc.	5,932	331,362
Fifth Third Bancorp	16,303	432,845
First American Financial Corp.	7,680	473,702
First Citizens BancShares, Inc., Class A	335	455,734
First Hawaiian, Inc.	22,077	417,476
First Horizon Corp.	36,954	463,773
Fiserv, Inc.(b)	2,709	328,846
FleetCor Technologies, Inc.(b)	1,355	368,194
Franklin Resources, Inc.	15,711	420,112
Global Payments, Inc.	3,217	407,562
Globe Life, Inc.	3,985	444,606
Goldman Sachs Group, Inc. (The)	1,251	409,965
Hanover Insurance Group, Inc. (The)	3,748	399,987
Hartford Financial Services Group, Inc. (The)	6,020	432,356
Houlihan Lokey, Inc.	4,571	481,509
Huntington Bancshares, Inc.	39,112	433,752
Interactive Brokers Group, Inc., Class A	5,340	486,367
Intercontinental Exchange, Inc.	3,866	456,149
Invesco Ltd.(e)	25,565	406,995
Jack Henry & Associates, Inc.	2,020	316,696
Janus Henderson Group PLC	14,951	410,704
Jefferies Financial Group, Inc.	12,921	461,151
JPMorgan Chase & Co.	3,006	439,868
Kemper Corp.	9,615	451,617
KeyCorp	42,753	484,392
Kinsale Capital Group, Inc.	1,232	491,112

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2023

	Shares	Value
Financials-(continued)
KKR & Co., Inc., Class A(c)	7,430	$466,678
Lazard Ltd., Class A(c)	13,539	470,345
Lincoln National Corp.	17,897	459,237
Loews Corp.	7,306	453,630
LPL Financial Holdings, Inc.	2,074	478,244
M&T Bank Corp.	3,502	437,925
Markel Group, Inc.(b)	322	476,212
MarketAxess Holdings, Inc.	1,550	373,442
Marsh & McLennan Cos., Inc.	2,390	466,026
Mastercard, Inc., Class A	863	356,108
MetLife, Inc.	7,877	498,929
MGIC Investment Corp.	27,581	484,874
Moody’s Corp.	1,243	418,642
Morgan Stanley	4,831	411,360
Morningstar, Inc.(c)	2,097	487,909
MSCI, Inc.	873	474,580
Nasdaq, Inc.	8,376	439,573
New York Community Bancorp, Inc.	39,080	479,902
Northern Trust Corp.	5,717	434,892
NU Holdings Ltd., Class A (Brazil)(b)	43,887	300,626
Old Republic International Corp.	17,293	472,964
OneMain Holdings, Inc.	10,035	416,553
PayPal Holdings, Inc.(b)	5,066	316,676
Pinnacle Financial Partners, Inc.	7,577	504,325
PNC Financial Services Group, Inc. (The)	3,365	406,256
Popular, Inc.	6,914	472,088
Primerica, Inc.	2,220	446,131
Principal Financial Group, Inc.	5,889	457,634
Progressive Corp. (The)	3,352	447,391
Prosperity Bancshares, Inc.	7,209	409,543
Prudential Financial, Inc.	4,954	468,995
Raymond James Financial, Inc.	4,315	451,306
Regions Financial Corp.	23,527	431,485
Reinsurance Group of America, Inc.	3,013	417,662
RenaissanceRe Holdings Ltd. (Bermuda)	2,279	428,201
Rithm Capital Corp.(c)	46,255	476,889
RLI Corp.	3,332	438,225
Robinhood Markets, Inc., Class A(b)(c)	42,533	463,184
Rocket Cos., Inc., Class A(b)	45,785	488,984
Ryan Specialty Holdings, Inc., Class A(b)(c)	9,999	487,451
S&P Global, Inc.	1,096	428,383
SEI Investments Co.	7,242	449,439
Shift4 Payments, Inc., Class A(b)(c)	4,965	281,962
SLM Corp.	25,199	358,834
SoFi Technologies, Inc.(b)(c)	43,486	376,589
Starwood Property Trust, Inc.(c)	21,964	448,725
State Street Corp.	5,812	399,517
Stifel Financial Corp.	7,154	465,153
Synchrony Financial	9,594	309,694
Synovus Financial Corp.	13,879	429,694
T. Rowe Price Group, Inc.	3,802	426,698
TFS Financial Corp.(c)	33,141	451,049
Toast, Inc., Class A(b)(c)	18,602	412,406
TPG, Inc.	14,380	404,366
Tradeweb Markets, Inc., Class A	5,951	514,345
Travelers Cos., Inc. (The)	2,445	394,207
Truist Financial Corp.	13,319	406,895
U.S. Bancorp	13,178	481,392
Unum Group	9,357	460,271
UWM Holdings Corp.	75,704	451,196

	Shares	Value
Financials-(continued)
Virtu Financial, Inc., Class A	23,083	$432,575
Visa, Inc., Class A(c)	1,453	356,973
Voya Financial, Inc.	5,968	415,850
W.R. Berkley Corp.	7,487	463,146
Webster Financial Corp.	10,910	462,693
Wells Fargo & Co.	10,052	415,047
Western Alliance Bancorporation(c)	11,021	551,160
Western Union Co. (The)(c)	27,343	337,686
WEX, Inc.(b)	1,858	364,502
White Mountains Insurance Group Ltd.(c)	310	492,494
Willis Towers Watson PLC	1,855	383,540
Wintrust Financial Corp.	6,048	469,385
XP, Inc., Class A (Brazil)(b)(c)	20,018	507,256
Zions Bancorporation N.A	15,197	539,494

		67,651,719

Health Care-9.23%
10X Genomics, Inc., Class A(b)(c)	8,673	449,695
Abbott Laboratories	4,853	499,374
AbbVie, Inc.	3,674	539,931
Acadia Healthcare Co., Inc.(b)	6,837	527,133
Agilent Technologies, Inc.	4,202	508,736
agilon health, inc.(b)(c)	26,677	472,716
Align Technology, Inc.(b)	1,550	573,717
Alnylam Pharmaceuticals, Inc.(b)	2,513	497,122
Amedisys, Inc.(b)	5,482	513,938
Amgen, Inc.	2,273	582,661
Apellis Pharmaceuticals, Inc.(b)(c)	5,441	229,665
Avantor, Inc.(b)	25,533	552,789
Azenta, Inc.(b)(c)	11,054	623,777
Baxter International, Inc.	11,553	469,052
Becton, Dickinson and Co.	1,981	553,590
Biogen, Inc.(b)	1,687	451,036
BioMarin Pharmaceutical, Inc.(b)(c)	5,317	485,867
Bio-Rad Laboratories, Inc., Class A(b)	1,351	540,670
Bio-Techne Corp.	6,690	524,496
Boston Scientific Corp.(b)	9,365	505,148
Bristol-Myers Squibb Co.	7,840	483,336
Bruker Corp.	6,690	438,864
Cardinal Health, Inc.	5,792	505,815
Catalent, Inc.(b)(c)	11,862	592,744
Cencora, Inc.	6,310	1,110,434
Centene Corp.(b)	7,773	479,205
Certara, Inc.(b)(c)	27,790	449,086
Charles River Laboratories International, Inc.(b)	2,417	499,884
Chemed Corp.(c)	941	481,265
Cigna Group (The)	1,908	527,104
Cooper Cos., Inc. (The)	1,380	510,586
CVS Health Corp.	16,927	1,103,133
Danaher Corp.	2,104	557,560
DaVita, Inc.(b)	5,152	527,668
DENTSPLY SIRONA, Inc.	13,117	486,510
DexCom, Inc.(b)	3,958	399,679
Doximity, Inc., Class A(b)(c)	15,452	368,376
Edwards Lifesciences Corp.(b)	5,526	422,573
Elanco Animal Health, Inc.(b)	50,895	620,919
Elevance Health, Inc.	1,156	510,964
Eli Lilly and Co.	1,130	626,246
Encompass Health Corp.	7,790	553,402

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2023

	Shares	Value
Health Care-(continued)
Enovis Corp.(b)	8,470	$474,659
Envista Holdings Corp.(b)	15,985	511,840
Exact Sciences Corp.(b)	5,393	451,232
Exelixis, Inc.(b)	26,614	595,887
Fortrea Holdings, Inc.(b)(c)	2,192	60,390
GE HealthCare Technologies, Inc.	6,385	449,823
Gilead Sciences, Inc.	6,466	494,520
Globus Medical, Inc., Class A(b)(c)	8,892	481,057
HCA Healthcare, Inc.	1,769	490,544
Henry Schein, Inc.(b)	6,695	512,435
Hologic, Inc.(b)	6,409	479,009
Horizon Therapeutics PLC(b)	4,966	559,867
Humana, Inc.	1,114	514,256
ICON PLC(b)(c)	2,176	565,629
ICU Medical, Inc.(b)(c)	2,694	390,711
IDEXX Laboratories, Inc.(b)	1,089	556,925
Illumina, Inc.(b)	2,444	403,798
Incyte Corp.(b)	8,125	524,306
Inspire Medical Systems, Inc.(b)	1,643	372,764
Insulet Corp.(b)	1,773	339,902
Integra LifeSciences Holdings Corp.(b)	12,288	522,732
Intuitive Surgical, Inc.(b)	1,555	486,217
Ionis Pharmaceuticals, Inc.(b)(c)	12,259	493,670
IQVIA Holdings, Inc.(b)	2,363	526,075
Jazz Pharmaceuticals PLC(b)	3,963	568,136
Johnson & Johnson	3,094	500,238
Karuna Therapeutics, Inc.(b)(c)	2,096	393,545
Laboratory Corp. of America Holdings	2,232	464,479
Maravai LifeSciences Holdings, Inc., Class A(b)	35,768	369,841
Masimo Corp.(b)(c)	3,097	353,925
McKesson Corp.	2,898	1,194,903
Medpace Holdings, Inc.(b)	2,310	624,324
Medtronic PLC	5,677	462,676
Merck & Co., Inc.	4,640	505,667
Mettler-Toledo International, Inc.(b)	246	298,516
Mirati Therapeutics, Inc.(b)(c)	13,576	505,027
Moderna, Inc.(b)	3,977	449,679
Molina Healthcare, Inc.(b)	1,819	564,108
Natera, Inc.(b)	9,903	581,603
Neurocrine Biosciences, Inc.(b)(c)	5,327	580,057
Novocure Ltd.(b)(c)	11,110	245,087
Organon & Co.	24,647	541,248
Penumbra, Inc.(b)(c)	1,486	393,047
Perrigo Co. PLC	14,814	518,490
Pfizer, Inc.	12,674	448,406
Premier, Inc., Class A	19,318	415,917
QIAGEN N.V.(b)	10,922	496,842
Quest Diagnostics, Inc.	3,673	483,000
QuidelOrtho Corp.(b)(c)	5,934	488,724
R1 RCM, Inc.(b)(c)	28,800	496,512
Regeneron Pharmaceuticals, Inc.(b)	651	538,045
Repligen Corp.(b)(c)	3,096	538,425
ResMed, Inc.	2,326	371,206
Revvity, Inc.	4,331	506,857
Roivant Sciences Ltd.(b)	51,983	601,443
Royalty Pharma PLC, Class A	15,538	463,343
Sarepta Therapeutics, Inc.(b)	3,867	467,946
Seagen, Inc.(b)	2,543	524,036
Shockwave Medical, Inc.(b)	1,712	377,308

	Shares	Value
Health Care-(continued)
Sotera Health Co.(b)(c)	34,025	$549,163
STERIS PLC	2,359	541,603
Stryker Corp.	1,719	487,422
Syneos Health, Inc.(b)	12,010	513,187
Tandem Diabetes Care, Inc.(b)(c)	19,035	520,798
Teladoc Health, Inc.(b)(c)	20,036	453,615
Teleflex, Inc.	2,058	437,819
Tenet Healthcare Corp.(b)	6,451	500,340
Thermo Fisher Scientific, Inc.	970	540,387
Ultragenyx Pharmaceutical, Inc.(b)(c)	9,970	366,796
United Therapeutics Corp.(b)	2,238	502,118
UnitedHealth Group, Inc.	1,103	525,668
Universal Health Services, Inc., Class B	3,453	465,119
Veeva Systems, Inc., Class A(b)	2,587	539,907
Vertex Pharmaceuticals, Inc.(b)	1,472	512,756
Viatris, Inc.	51,336	551,862
Waters Corp.(b)	1,233	346,226
West Pharmaceutical Services, Inc.	1,414	575,357
Zimmer Biomet Holdings, Inc.	3,541	421,804
Zoetis, Inc.(c)	3,026	576,483

		60,875,750

Industrials-10.41%
3M Co.	3,161	337,184
A.O. Smith Corp.	4,690	340,025
Acuity Brands, Inc.	1,924	310,303
Advanced Drainage Systems, Inc.	2,976	381,404
AECOM	3,744	328,536
AGCO Corp.	2,487	322,141
Air Lease Corp., Class A	7,712	314,341
Alaska Air Group, Inc.(b)	7,040	295,469
Allegion PLC	2,791	317,644
Allison Transmission Holdings, Inc.(c)	6,062	366,448
American Airlines Group, Inc.(b)	21,444	315,870
AMETEK, Inc.	2,111	336,726
Armstrong World Industries, Inc.	4,685	358,824
Automatic Data Processing, Inc.	1,496	380,897
Avis Budget Group, Inc.(b)(c)	1,771	377,914
Axon Enterprise, Inc.(b)	1,658	353,005
AZEK Co., Inc. (The)(b)	12,434	422,880
Boeing Co. (The)(b)	1,493	334,477
Booz Allen Hamilton Holding Corp.	3,059	346,615
Broadridge Financial Solutions, Inc.	2,703	503,326
Builders FirstSource, Inc.(b)	2,679	388,562
BWX Technologies, Inc.	4,810	354,786
C.H. Robinson Worldwide, Inc.	3,452	312,164
CACI International, Inc., Class A(b)	1,363	447,078
Carlisle Cos., Inc.	1,380	362,968
Carrier Global Corp.(c)	6,978	400,886
Caterpillar, Inc.	1,336	375,590
Ceridian HCM Holding, Inc.(b)(c)	6,585	477,544
ChargePoint Holdings, Inc.(b)(c)	158,298	1,133,414
Cintas Corp.	665	335,273
Clarivate PLC(b)(c)	48,627	361,299
Clean Harbors, Inc.(b)	8,465	1,433,463
CNH Industrial N.V. (United Kingdom)	22,503	310,091
Concentrix Corp.	5,137	410,087
Copart, Inc.(b)	8,306	372,358
Core & Main, Inc., Class A(b)(c)	11,216	368,333
Crane Co.	4,199	382,613

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2023

	Shares	Value
Industrials-(continued)
CSX Corp.	9,779	$295,326
Cummins, Inc.	1,383	318,145
Curtiss-Wright Corp.	1,854	385,613
Deere & Co.	811	333,272
Delta Air Lines, Inc.	8,475	363,408
Donaldson Co., Inc.	5,282	337,361
Dover Corp.	2,253	334,120
Driven Brands Holdings, Inc.(b)	13,564	204,138
Dun & Bradstreet Holdings, Inc.	39,051	425,656
Eaton Corp. PLC	1,693	390,016
EMCOR Group, Inc.	1,840	412,620
Emerson Electric Co.	3,758	369,224
Equifax, Inc.	1,413	292,067
Esab Corp.	4,910	354,355
Expeditors International of Washington, Inc.	2,757	321,770
Fastenal Co.	26,448	1,522,876
FedEx Corp.	1,410	368,038
Ferguson PLC	2,174	351,231
Flowserve Corp.	8,868	350,907
Fortive Corp.	4,686	369,491
Fortune Brands Innovations, Inc.	4,899	338,129
FTI Consulting, Inc.(b)(c)	1,693	314,593
Gates Industrial Corp. PLC(b)(c)	24,910	305,895
Generac Holdings, Inc.(b)	2,740	325,539
General Dynamics Corp.	1,521	344,719
General Electric Co.	3,087	353,338
Genpact Ltd.	8,298	309,764
Graco, Inc.	3,826	302,024
GXO Logistics, Inc.(b)	5,201	332,708
Hayward Holdings, Inc.(b)(c)	29,104	430,739
HEICO Corp.	1,958	330,334
Hertz Global Holdings, Inc.(b)(c)	20,027	339,458
Hexcel Corp.	20,210	1,481,393
Honeywell International, Inc.	1,638	307,846
Howmet Aerospace, Inc.	7,041	348,318
Hubbell, Inc.	1,048	341,700
Huntington Ingalls Industries, Inc.	1,509	332,463
IDEX Corp.	1,550	350,920
Illinois Tool Works, Inc.	1,314	325,018
Ingersoll Rand, Inc.	5,029	350,069
ITT, Inc.	3,694	377,822
J.B. Hunt Transport Services, Inc.	1,853	348,142
Jacobs Solutions, Inc.	2,822	380,462
Johnson Controls International PLC	5,003	295,477
KBR, Inc.	6,705	412,492
Kirby Corp.(b)	4,315	357,411
Knight-Swift Transportation Holdings, Inc.	5,747	315,051
L3Harris Technologies, Inc.	1,710	304,534
Landstar System, Inc.	1,747	331,598
Leidos Holdings, Inc.	5,234	510,367
Lennox International, Inc.	1,074	404,694
Lincoln Electric Holdings, Inc.	1,682	323,718
Lockheed Martin Corp.	718	321,915
Lyft,Inc.,Class A(b)(c)	34,288	403,913
ManpowerGroup, Inc.	4,297	338,904
Masco Corp.	5,903	348,336
MasTec, Inc.(b)(c)	3,008	299,266
MDU Resources Group, Inc.	15,818	322,055
Mercury Systems, Inc.(b)(c)	7,988	313,529
Middleby Corp. (The)(b)(c)	2,296	334,275

	Shares	Value
Industrials-(continued)
MSA Safety, Inc.(c)	2,038	$372,302
MSC Industrial Direct Co., Inc., Class A(c)	3,370	343,942
Nordson Corp.	1,386	338,378
Norfolk Southern Corp.	1,472	301,775
Northrop Grumman Corp.	725	313,990
nVent Electric PLC	6,742	381,193
Old Dominion Freight Line, Inc.	1,033	441,473
Oshkosh Corp.	3,931	408,156
Otis Worldwide Corp.	3,694	316,022
Owens Corning	2,678	385,391
PACCAR, Inc.	4,160	342,326
Parker-Hannifin Corp.	917	382,297
Paychex, Inc.	2,918	356,667
Paycom Software, Inc.	1,364	402,162
Paycor HCM, Inc.(b)(c)	18,091	424,596
Paylocity Holding Corp.(b)	1,741	349,071
Pentair PLC	5,358	376,453
Plug Power, Inc.(b)(c)	133,814	1,132,066
Quanta Services, Inc.	1,758	368,951
RB Global, Inc. (Canada)(c)	6,258	386,244
RBC Bearings, Inc.(b)(c)	6,825	1,573,436
Regal Rexnord Corp.	2,197	356,331
Republic Services, Inc.	9,077	1,308,268
Robert Half, Inc.	4,566	337,701
Rockwell Automation, Inc.	1,054	328,932
Rollins, Inc.	8,714	344,813
RTX Corp.	3,325	286,083
Ryder System, Inc.	4,008	403,606
Saia, Inc.(b)	1,054	449,215
Schneider National, Inc., Class B	11,939	345,157
Science Applications International Corp.	4,031	474,287
Sensata Technologies Holding PLC	7,271	273,535
SiteOne Landscape Supply, Inc.(b)(c)	2,322	397,503
Snap-on, Inc.	1,194	320,708
Southwest Airlines Co.	10,611	335,308
Spirit AeroSystems Holdings, Inc., Class A(c)	10,442	222,623
SS&C Technologies Holdings, Inc.	7,340	421,463
Stanley Black & Decker, Inc.	3,636	343,166
Stericycle, Inc.(b)(c)	27,629	1,221,478
Sunrun, Inc.(b)(c)	65,575	1,024,937
Tetra Tech, Inc.	2,029	319,263
Textron, Inc.	4,949	384,587
Timken Co. (The)	17,439	1,332,688
Toro Co. (The)	3,362	344,000
Trane Technologies PLC	1,790	367,415
TransDigm Group, Inc.(b)	400	361,540
TransUnion	4,285	348,028
Trex Co., Inc.(b)(c)	5,571	397,602
Uber Technologies, Inc.(b)	8,643	408,209
U-Haul Holding Co., Series N	7,329	390,196
Union Pacific Corp.	1,622	357,765
United Airlines Holdings, Inc.(b)	6,697	333,578
United Parcel Service, Inc., Class B	1,848	313,051
United Rentals, Inc.	799	380,755
Valmont Industries, Inc.	1,154	292,539
Verisk Analytics, Inc.	1,474	357,032
Vertiv Holdings Co.	19,207	756,564
W.W. Grainger, Inc.	453	323,505
Wabtec Corp.	3,169	356,576
Waste Management, Inc.	8,031	1,259,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2023

	Shares	Value
Industrials-(continued)
Watsco, Inc.(c)	896	$326,637
WESCO International, Inc.	1,973	319,330
WillScot Mobile Mini Holdings Corp.(b)	6,855	281,192
Woodward, Inc.	2,881	372,715
XPO, Inc.(b)	6,279	468,602
Xylem, Inc.	2,913	301,612

		68,625,186

Information Technology-12.46%
Accenture PLC, Class A	1,049	339,635
Adobe, Inc.(b)	910	508,999
Advanced Micro Devices, Inc.(b)	3,444	364,100
Akamai Technologies, Inc.(b)	4,735	497,601
Allegro MicroSystems, Inc. (Japan)(b)(c)	10,643	407,095
Alteryx, Inc., Class A(b)(c)	9,720	286,934
Amdocs Ltd.	4,513	402,560
Amphenol Corp., Class A	5,386	476,015
Analog Devices, Inc.	2,281	414,640
ANSYS, Inc.(b)	1,293	412,299
Apple, Inc.	2,368	444,876
Applied Materials, Inc.	3,071	469,126
AppLovin Corp., Class A(b)(c)	19,307	834,449
Arista Networks, Inc.(b)	18,267	3,566,266
Arrow Electronics, Inc.(b)	3,135	418,303
Aspen Technology, Inc.(b)(c)	2,650	514,100
Atlassian Corp., Class A(b)	2,400	489,744
Autodesk, Inc.(b)	2,033	451,204
Avnet, Inc.	8,992	456,344
Bentley Systems, Inc., Class B(c)	8,102	404,371
BILL Holdings, Inc.(b)(c)	2,857	329,412
Black Knight, Inc.(b)	7,647	579,337
Broadcom, Inc.	493	454,985
Cadence Design Systems, Inc.(b)	1,837	441,688
CCC Intelligent Solutions Holdings, Inc.(b)(c)	39,336	420,895
CDW Corp.	2,456	518,584
Ciena Corp.(b)(c)	69,618	3,479,508
Cirrus Logic, Inc.(b)	5,545	454,912
Cisco Systems, Inc.	60,616	3,476,328
Cloudflare, Inc., Class A(b)(c)	6,279	408,323
Cognex Corp.	5,757	271,040
Cognizant Technology Solutions Corp., Class A	6,800	486,948
Coherent Corp.(b)(c)	8,835	332,461
Confluent, Inc., Class A(b)(c)	12,513	414,055
Corning, Inc.	13,028	427,579
Crane NXT Co.	5,746	341,083
Crowdstrike Holdings, Inc., Class A(b)	2,844	463,657
Datadog, Inc., Class A(b)(c)	4,523	436,379
DocuSign, Inc.(b)	8,011	402,953
Dolby Laboratories, Inc., Class A(c)	5,145	434,598
DoubleVerify Holdings, Inc.(b)	11,781	398,316
Dropbox, Inc., Class A(b)	17,265	479,794
DXC Technology Co.(b)	16,075	333,396
Dynatrace, Inc.(b)	8,450	407,290
Elastic N.V.(b)	6,176	382,171
Enphase Energy, Inc.(b)	7,971	1,008,571
Entegris, Inc.	3,813	386,143
EPAM Systems, Inc.(b)	1,958	507,102
F5, Inc.(b)	2,915	477,069
Fair Isaac Corp.(b)	409	369,977

	Shares	Value
Information Technology-(continued)
First Solar, Inc.(b)	7,418	$1,402,892
Five9, Inc.(b)(c)	5,876	425,246
Fortinet, Inc.(b)	6,074	365,716
Gartner, Inc.(b)	1,230	430,106
Gen Digital, Inc.	23,596	477,819
Gitlab, Inc., Class A(b)(c)	8,541	404,587
GLOBALFOUNDRIES, Inc.(b)(c)	6,919	382,275
Globant S.A.(b)	2,373	485,207
GoDaddy, Inc., Class A(b)	5,803	420,776
Guidewire Software, Inc.(b)(c)	5,994	518,061
HashiCorp, Inc., Class A(b)(c)	14,955	436,088
Hewlett Packard Enterprise Co.	25,725	437,068
HP, Inc.	14,077	418,228
HubSpot, Inc.(b)	864	472,193
Informatica, Inc., Class A(b)(c)	23,223	486,522
Intel Corp.	12,197	428,603
International Business Machines Corp.	3,150	462,514
Intuit, Inc.	980	530,974
IPG Photonics Corp.(b)	3,263	353,579
Jabil, Inc.	4,344	497,040
Juniper Networks, Inc.	97,460	2,838,035
Keysight Technologies, Inc.(b)	1,956	260,735
KLA Corp.	906	454,694
Kyndryl Holdings, Inc.(b)	32,737	552,601
Lam Research Corp.	690	484,656
Lattice Semiconductor Corp.(b)	4,732	460,234
Littelfuse, Inc.	1,201	320,763
Lumentum Holdings, Inc.(b)(c)	54,730	2,962,535
Manhattan Associates, Inc.(b)	2,278	461,568
Marvell Technology, Inc.	6,872	400,294
Microchip Technology, Inc.	4,994	408,709
Micron Technology, Inc.	6,258	437,685
Microsoft Corp.	1,299	425,760
MKS Instruments, Inc.	3,074	308,107
MongoDB, Inc.(b)	1,165	444,214
Monolithic Power Systems, Inc.	809	421,659
Motorola Solutions, Inc.	11,102	3,148,194
National Instruments Corp.	7,501	447,060
nCino, Inc.(b)(c)	18,024	592,449
NCR Corp.(b)	17,445	536,608
NetApp, Inc.	5,945	455,981
New Relic, Inc.(b)(c)	6,203	527,937
Nutanix, Inc., Class A(b)(c)	14,741	458,445
NVIDIA Corp.	1,033	509,837
Okta, Inc.(b)	5,857	489,118
ON Semiconductor Corp.(b)	4,716	464,337
Oracle Corp.	3,561	428,709
Palantir Technologies, Inc., Class A(b)	27,227	407,860
Palo Alto Networks, Inc.(b)(c)	1,820	442,806
Pegasystems, Inc.(c)	8,657	429,907
Procore Technologies, Inc.(b)	6,454	435,968
PTC, Inc.(b)	3,067	451,370
Pure Storage, Inc., Class A(b)	11,612	424,883
Qorvo, Inc.(b)	4,198	450,823
QUALCOMM, Inc.	3,533	404,634
RingCentral, Inc., Class A(b)	12,627	390,553
Roper Technologies, Inc.	954	476,103
Salesforce, Inc.(b)	2,075	459,529
SentinelOne, Inc., Class A(b)(c)	26,873	446,898
ServiceNow, Inc.(b)	765	450,455

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2023

	Shares	Value
Information Technology-(continued)
Skyworks Solutions, Inc.	3,964	$431,045
Smartsheet, Inc., Class A(b)	10,530	439,417
Snowflake, Inc., Class A(b)	2,401	376,597
Splunk, Inc.(b)	4,178	506,624
Synopsys, Inc.(b)	976	447,877
TD SYNNEX Corp.	4,577	465,710
Teledyne Technologies, Inc.(b)	814	340,496
Teradata Corp.(b)	8,469	391,861
Teradyne, Inc.(c)	3,949	425,979
Texas Instruments, Inc.	2,449	411,579
Trimble, Inc.(b)	6,219	340,739
Twilio, Inc., Class A(b)(c)	6,564	418,192
Tyler Technologies, Inc.(b)	1,119	445,843
Ubiquiti, Inc.(c)	16,806	2,941,554
UiPath,Inc.,Class A(b)	24,085	380,784
Unity Software, Inc.(b)(c)	10,551	391,126
Universal Display Corp.	2,993	486,542
VeriSign, Inc.(b)	1,973	409,970
Viasat, Inc.(b)(c)	74,436	2,064,855
VMware, Inc., Class A(b)	3,078	519,505
Vontier Corp.	10,244	321,764
Western Digital Corp.(b)	10,686	480,870
Wolfspeed, Inc.(b)(c)	7,642	365,440
Workday, Inc., Class A(b)	2,003	489,733
Zebra Technologies Corp., Class A(b)	1,162	319,562
Zoom Video Communications, Inc., Class A(b)	6,317	448,697
Zscaler, Inc.(b)	2,770	432,259

		82,186,042

Materials-9.17%
Air Products and Chemicals, Inc.	5,081	1,501,385
Albemarle Corp.(c)	6,478	1,287,243
Alcoa Corp.	40,673	1,223,444
Amcor PLC	31,773	309,469
AptarGroup, Inc.	2,831	375,277
Ardagh Group S.A., Class A(b)(d)	13,287	62,549
Ardagh Metal Packaging S.A.	89,166	320,106
Ashland, Inc.	17,147	1,485,445
Avery Dennison Corp.	8,776	1,653,223
Axalta Coating Systems Ltd.(b)	9,937	281,217
Ball Corp.	5,961	324,576
Berry Global Group, Inc.	5,135	335,521
Celanese Corp.(c)	12,604	1,592,641
CF Industries Holdings, Inc.	21,636	1,667,486
Chemours Co. (The)	44,302	1,507,154
Cleveland-Cliffs, Inc.(b)	87,705	1,341,009
Corteva, Inc.	19,849	1,002,573
Crown Holdings, Inc.	3,779	350,162
Dow, Inc.	27,779	1,515,622
DuPont de Nemours, Inc.	4,614	354,770
Eagle Materials, Inc.	1,941	367,470
Eastman Chemical Co.	17,913	1,522,784
Ecolab, Inc.	8,156	1,499,154
Element Solutions, Inc.	77,525	1,598,565
FMC Corp.	14,055	1,211,963
Freeport-McMoRan, Inc.	36,611	1,461,145
Ginkgo Bioworks Holdings, Inc.(b)(c)	261,419	611,720
Graphic Packaging Holding Co.	12,498	277,956
Huntsman Corp.	58,041	1,617,603
International Flavors & Fragrances, Inc.	18,734	1,319,810

	Shares	Value
Materials-(continued)
International Paper Co.	46,103	$1,609,917
Linde PLC	3,919	1,516,810
Louisiana-Pacific Corp.	5,112	319,398
LyondellBasell Industries N.V., Class A	16,234	1,603,432
Martin Marietta Materials, Inc.	763	340,611
Mosaic Co. (The)	41,916	1,628,437
MP Materials Corp.(b)(c)	65,116	1,363,529
NewMarket Corp.	3,614	1,697,279
Newmont Corp.	34,838	1,373,314
Nucor Corp.	9,760	1,679,696
Olin Corp.	28,388	1,647,072
Packaging Corp. of America	2,461	366,935
PPG Industries, Inc.	2,316	328,316
Reliance Steel & Aluminum Co.	5,762	1,641,939
Royal Gold, Inc.	12,455	1,396,081
RPM International, Inc.(c)	3,843	383,301
Scotts Miracle-Gro Co. (The)(c)	23,236	1,316,552
Sealed Air Corp.	8,233	305,115
Sherwin-Williams Co. (The)	1,312	356,497
Silgan Holdings, Inc.	6,867	309,908
Sonoco Products Co.	5,419	311,322
Southern Copper Corp. (Mexico)(c)	19,902	1,605,295
SSR Mining, Inc. (Canada)	103,722	1,540,272
Steel Dynamics, Inc.	14,018	1,494,179
United States Steel Corp.	62,304	1,937,031
Vulcan Materials Co.	1,572	343,089
Westlake Corp.(c)	12,913	1,691,345
WestRock Co.	11,063	361,871

		60,447,585

Real Estate-8.94%
Agree Realty Corp.	14,126	873,269
Alexandria Real Estate Equities, Inc.	7,648	889,768
American Homes 4 Rent, Class A	26,745	963,890
American Tower Corp.	4,825	874,869
Americold Realty Trust, Inc.(c)	29,231	983,623
Apartment Income REIT Corp.	25,256	860,219
AvalonBay Communities, Inc.	4,889	898,696
Boston Properties, Inc.(c)	17,178	1,146,975
Brixmor Property Group, Inc.	43,236	950,327
Camden Property Trust	8,332	896,690
CBRE Group, Inc., Class A(b)	11,891	1,011,330
CoStar Group, Inc.(b)	11,217	919,682
Cousins Properties, Inc.	42,899	1,008,127
Crown Castle, Inc.	8,158	819,879
CubeSmart(c)	21,322	889,341
Digital Realty Trust, Inc.	8,824	1,162,297
EastGroup Properties, Inc.	5,363	963,356
EPR Properties	20,376	912,437
Equinix, Inc.(c)	1,201	938,437
Equity LifeStyle Properties, Inc.(c)	13,790	923,378
Equity Residential	14,023	909,111
Essex Property Trust, Inc.	3,982	949,269
Extra Space Storage, Inc.	13,032	1,676,958
Federal Realty Investment Trust	9,866	966,276
First Industrial Realty Trust, Inc.	17,813	925,207
Gaming and Leisure Properties, Inc.	18,609	882,067
Healthcare Realty Trust, Inc.	47,673	835,231
Healthpeak Properties, Inc.	45,048	927,088
Highwoods Properties, Inc.(c)	41,536	989,803

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2023

	Shares	Value
Real Estate-(continued)
Host Hotels & Resorts, Inc.	53,410	$843,344
Howard Hughes Holdings, Inc.(b)(c)	12,143	955,047
Invitation Homes, Inc.	27,354	932,498
Iron Mountain, Inc.(c)	16,415	1,043,009
Jones Lang LaSalle, Inc.(b)	6,184	1,068,595
Kilroy Realty Corp.	30,571	1,129,599
Kimco Realty Corp.	48,295	914,707
Lamar Advertising Co., Class A	9,705	885,290
Medical Properties Trust, Inc.(c)	102,711	741,573
Mid-America Apartment Communities, Inc.	6,066	880,965
National Storage Affiliates Trust	26,533	891,509
NNN REIT, Inc.	21,843	860,396
Omega Healthcare Investors, Inc.	29,843	949,604
Park Hotels & Resorts, Inc.	69,546	892,275
Prologis, Inc.	7,618	946,156
Public Storage	3,286	908,185
Rayonier, Inc.	30,407	909,169
Realty Income Corp.	15,245	854,330
Regency Centers Corp.	15,325	953,215
Rexford Industrial Realty, Inc.	17,549	938,345
SBA Communications Corp., Class A	4,063	912,265
Simon Property Group, Inc.	8,396	952,862
Spirit Realty Capital, Inc.	23,361	901,968
STAG Industrial, Inc.	25,401	927,899
Sun Communities, Inc.	6,959	851,921
UDR, Inc.	21,614	862,399
Ventas, Inc.	20,124	879,016
VICI Properties, Inc.	28,816	888,685
Vornado Realty Trust(c)	60,924	1,463,395
W.P. Carey, Inc.(c)	13,328	866,986
Welltower, Inc.	11,453	949,225
Weyerhaeuser Co.	30,555	1,000,676
Zillow Group, Inc., Class C(b)(c)	20,241	1,055,771

		58,958,479

Utilities-7.45%
AES Corp. (The)(c)	62,878	1,127,403
Alliant Energy Corp.	24,543	1,231,322
Ameren Corp.	15,733	1,247,155
American Electric Power Co., Inc.	15,610	1,223,824
American Water Works Co., Inc.	8,934	1,239,503
Atmos Energy Corp.(c)	11,147	1,292,495
Avangrid, Inc.	34,293	1,183,109
Brookfield Renewable Corp., Class A	39,401	1,101,258
CenterPoint Energy, Inc.	44,997	1,254,966
Clearway Energy, Inc., Class C	43,811	1,085,198
CMS Energy Corp.	21,583	1,212,749
Consolidated Edison, Inc.	14,136	1,257,539
Constellation Energy Corp.	13,987	1,456,886
Dominion Energy, Inc.	24,830	1,205,248

Investment Abbreviations:

REIT-Real Estate Investment Trust

	Shares	Value
Utilities-(continued)
DTE Energy Co.	11,540	$1,193,005
Duke Energy Corp.	14,376	1,276,589
Edison International	19,148	1,318,340
Entergy Corp.	12,868	1,225,677
Essential Utilities, Inc.	31,661	1,168,291
Evergy, Inc.	22,132	1,216,596
Eversource Energy	18,670	1,191,519
Exelon Corp.	32,487	1,303,378
FirstEnergy Corp.	33,607	1,212,205
Hawaiian Electric Industries, Inc.	34,849	488,583
IDACORP, Inc.	12,529	1,200,779
National Fuel Gas Co.	25,560	1,373,594
NextEra Energy, Inc.	17,763	1,186,568
NiSource, Inc.	48,025	1,285,149
NRG Energy, Inc.	37,990	1,426,525
OGE Energy Corp.	36,002	1,225,868
PG&E Corp.(b)	75,598	1,232,247
Pinnacle West Capital Corp.	15,893	1,228,052
PPL Corp.	48,561	1,210,140
Public Service Enterprise Group, Inc.	21,073	1,287,139
Sempra.	17,710	1,243,596
Southern Co. (The)	18,554	1,256,662
UGI Corp.	47,089	1,185,701
Vistra Corp.	52,535	1,650,650
WEC Energy Group, Inc.	14,396	1,210,992
Xcel Energy, Inc.	20,854	1,191,389

		49,107,889

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $654,756,081)		658,582,808

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.78%
Invesco Private Government Fund, 5.30%(e)(f)(g)	23,600,718	23,600,718
Invesco Private Prime Fund, 5.51%(e)(f)(g)	60,687,562	60,687,562

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $84,286,987)		84,288,280

TOTAL INVESTMENTS IN SECURITIES-112.66% (Cost $739,043,068)		742,871,088
OTHER ASSETS LESS LIABILITIES-(12.66)%		(83,463,567)

NET ASSETS-100.00%		$659,407,521

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Invesco Ltd.	$383,899	$131,208	$(98,207)	$6,465	$(16,370)	$406,995	$17,890

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	19,186	16,317,725	(16,336,911)	-	-	-	8,985

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	26,409,828	170,810,375	(173,619,485)	-	-	23,600,718	1,179,597	*

Invesco Private Prime Fund	70,048,241	307,471,844	(316,826,342)	(4,253)	(1,928)	60,687,562	3,165,935	*

Total	$96,861,154	$494,731,152	$(506,880,945)	$2,212	$(18,298)	$84,695,275	$4,372,407

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco S&P 500® Enhanced Value ETF (SPVU)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.83%
Communication Services-5.27%
Fox Corp., Class A	5,981	$197,732
News Corp., Class A	6,531	140,351
Paramount Global, Class B(b)	13,683	206,477
Verizon Communications, Inc.	108,681	3,801,661
Warner Bros Discovery, Inc.(c)	34,313	450,873

		4,797,094

Consumer Discretionary-7.90%
Best Buy Co., Inc.	4,899	374,529
BorgWarner, Inc.	5,797	236,228
CarMax, Inc.(c)	3,735	305,075
D.R. Horton, Inc.	7,167	853,016
Ford Motor Co.	127,182	1,542,718
General Motors Co.	65,501	2,194,938
Lennar Corp., Class A	7,044	838,870
Mohawk Industries, Inc.(c)	1,208	122,479
Newell Brands, Inc.	8,623	91,231
PulteGroup, Inc.	6,097	500,320
VF Corp.	6,318	124,844

		7,184,248

Consumer Staples-5.00%
Archer-Daniels-Midland Co.	17,416	1,381,089
Bunge Ltd.	5,724	654,368
Kraft Heinz Co. (The)	18,023	596,381
Kroger Co. (The)	19,349	897,600
Tyson Foods, Inc., Class A	11,323	603,176
Walgreens Boots Alliance, Inc.	16,431	415,868

		4,548,482

Energy-22.40%
APA Corp.	6,741	295,525
Chevron Corp.	28,011	4,512,572
Coterra Energy, Inc.	21,469	605,211
Devon Energy Corp.	14,991	765,890
Diamondback Energy, Inc.	4,707	714,429
EQT Corp.	11,358	490,893
Exxon Mobil Corp.	41,252	4,586,810
Marathon Oil Corp.(b)	17,120	451,112
Marathon Petroleum Corp.	18,546	2,647,812
Occidental Petroleum Corp.	15,226	956,041
Phillips 66	19,512	2,227,490
Valero Energy Corp.	16,423	2,133,348

		20,387,133

Financials-37.52%
Aflac, Inc.	9,766	728,251
American International Group, Inc.	24,373	1,426,308
Assurant, Inc.	1,079	150,337
Bank of America Corp.	151,897	4,354,887
Bank of New York Mellon Corp. (The)	16,812	754,354
Capital One Financial Corp.	11,053	1,131,717
Citigroup, Inc.	61,290	2,530,664
Citizens Financial Group, Inc.	14,335	403,244
Comerica, Inc.	3,955	190,275
Discover Financial Services.	5,089	458,366
Everest Group Ltd.	793	286,019
Fifth Third Bancorp	16,334	433,668

	Shares	Value
Financials-(continued)
Franklin Resources, Inc.	5,943	$158,916
Goldman Sachs Group, Inc. (The)	7,272	2,383,107
Hartford Financial Services Group, Inc. (The)	6,631	476,238
Huntington Bancshares, Inc.	39,263	435,427
Invesco Ltd.(d)	11,872	189,002
JPMorgan Chase & Co.	31,827	4,657,245
KeyCorp	28,842	326,780
Lincoln National Corp.	3,599	92,350
Loews Corp.	5,183	321,812
M&T Bank Corp.	4,241	530,337
MetLife, Inc.	13,991	886,190
PNC Financial Services Group, Inc. (The)	9,207	1,111,561
Principal Financial Group, Inc.	6,513	506,125
Prudential Financial, Inc.	9,752	923,222
Regions Financial Corp.	23,123	424,076
State Street Corp.	7,968	547,720
Synchrony Financial.	12,989	419,285
Travelers Cos., Inc. (The)	4,283	690,548
Truist Financial Corp.	38,073	1,163,130
U.S. Bancorp	32,905	1,202,020
Wells Fargo & Co.	89,257	3,685,422
Zions Bancorporation N.A.(b)	4,729	167,879

		34,146,482

Health Care-9.71%
Cencora, Inc.	3,781	665,380
Centene Corp.(c)	16,911	1,042,563
Cigna Group (The)	8,351	2,307,047
CVS Health Corp.	42,574	2,774,548
McKesson Corp.	3,330	1,373,026
Universal Health Services, Inc., Class B	1,382	186,155
Viatris, Inc.(b)	45,373	487,760

		8,836,479

Industrials-3.75%
Alaska Air Group, Inc.(c)	2,335	98,000
American Airlines Group, Inc.(c)	21,649	318,890
C.H. Robinson Worldwide, Inc.	2,206	199,489
Delta Air Lines, Inc.	14,463	620,173
FedEx Corp.	4,530	1,182,421
Huntington Ingalls Industries, Inc.	727	160,173
Stanley Black & Decker, Inc.	3,212	303,148
United Airlines Holdings, Inc.(c)	10,667	531,323

		3,413,617

Information Technology-1.55%
DXC Technology Co.(c)	7,540	156,380
Hewlett Packard Enterprise Co.	31,940	542,660
HP, Inc.	14,918	443,214
Western Digital Corp.(c)	5,945	267,525

		1,409,779

Materials-6.53%
Celanese Corp.	2,244	283,552
CF Industries Holdings, Inc.	4,837	372,787
Dow, Inc.	15,091	823,365
DuPont de Nemours, Inc.	12,273	943,671
Eastman Chemical Co.	2,180	185,322
International Paper Co.	10,748	375,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco S&P 500® Enhanced Value ETF (SPVU)–(continued)

August 31, 2023

	Shares	Value
Materials-(continued)
LyondellBasell Industries N.V., Class A	5,892	$581,953
Mosaic Co. (The)(b)	12,410	482,128
Nucor Corp.	6,908	1,188,867
Steel Dynamics, Inc.	4,742	505,450
WestRock Co.	6,131	200,545

		5,942,960

Real Estate-0.20%
Boston Properties, Inc.	2,740	182,950

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.83% (Cost $99,221,811)		90,849,224

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.38%
Invesco Private Government Fund, 5.30%(d)(e)(f)	97,092	$97,092
Invesco Private Prime Fund, 5.51%(d)(e)(f)	249,665	249,665

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $346,757)		346,757

TOTAL INVESTMENTS IN SECURITIES-100.21% (Cost $99,568,568)		91,195,981
OTHER ASSETS LESS LIABILITIES-(0.21)%		(191,684)

NET ASSETS-100.00%		$91,004,297

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Invesco Ltd.	$218,573	$219,637	$(220,754)	$897	$(29,351)	$189,002	$11,130

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	3,667,110	(3,667,110)	-	-	-	2,127

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	5,780,482	(5,683,390)	-	-	97,092	5,680	*

Invesco Private Prime Fund	-	13,162,403	(12,913,121)	-	383	249,665	15,185	*

Total	$218,573	$22,829,632	$(22,484,375)	$897	$(28,968)	$535,759	$34,122

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-1.89%
T-Mobile US, Inc.(b)	3,180	$433,275
Verizon Communications, Inc.	12,790	447,394

		880,669

Consumer Discretionary-7.27%
AutoZone, Inc.(b)	179	453,108
Darden Restaurants, Inc.	2,733	425,009
Genuine Parts Co.	2,707	416,147
McDonald’s Corp.	2,177	612,064
O’Reilly Automotive, Inc.(b)	512	481,126
TJX Cos., Inc. (The)	5,304	490,514
Yum! Brands, Inc.	3,892	503,547

		3,381,515

Consumer Staples-26.08%
Altria Group, Inc.	11,906	526,483
Brown-Forman Corp., Class B	6,496	429,580
Campbell Soup Co.(c)	10,510	438,267
Church & Dwight Co., Inc.	4,760	460,625
Coca-Cola Co. (The)	10,717	641,198
Colgate-Palmolive Co.	7,317	537,580
Conagra Brands, Inc.	17,030	508,856
Constellation Brands, Inc., Class A	1,606	418,459
General Mills, Inc.	6,894	466,448
Hershey Co. (The)	2,436	523,399
Hormel Foods Corp.	12,979	500,860
JM Smucker Co. (The)	3,866	560,377
Kellogg Co.	8,350	509,517
Keurig Dr Pepper, Inc.	15,695	528,137
Kimberly-Clark Corp.	4,419	569,300
Kraft Heinz Co. (The)	15,464	511,704
Lamb Weston Holdings, Inc.	4,458	434,254
Mondelez International, Inc., Class A	7,333	522,550
Monster Beverage Corp.(b)	7,879	452,333
PepsiCo, Inc.	3,358	597,455
Philip Morris International, Inc.	5,262	505,468
Procter & Gamble Co. (The)	3,490	538,647
Sysco Corp.	6,062	422,218
Walmart, Inc.	3,297	536,125

		12,139,840

Energy-0.91%
Kinder Morgan, Inc.	24,561	422,941

Financials-12.86%
Aflac, Inc.	5,874	438,024
Aon PLC, Class A	1,435	478,415
Arthur J. Gallagher & Co.	2,033	468,566
Berkshire Hathaway, Inc., Class B(b)	1,438	517,967
Cboe Global Markets, Inc.	3,139	469,940
Chubb Ltd.	2,145	430,866
CME Group, Inc., Class A.	2,345	475,285
Globe Life, Inc.	4,017	448,177
Loews Corp.	6,972	432,891
Marsh & McLennan Cos., Inc.	2,489	485,330
Mastercard, Inc., Class A	1,083	446,889

	Shares	Value
Financials-(continued)
Travelers Cos., Inc. (The)	2,609	$420,649
Visa, Inc., Class A	1,922	472,197

		5,985,196

Health Care-15.62%
Abbott Laboratories	4,048	416,539
AbbVie, Inc.	2,883	423,686
Amgen, Inc.	1,788	458,336
Becton, Dickinson and Co.	1,631	455,783
Boston Scientific Corp.(b)	9,648	520,413
Bristol-Myers Squibb Co.	8,153	502,632
Cencora, Inc.	2,652	466,699
Hologic, Inc.(b)	5,504	411,369
Incyte Corp.(b)	6,590	425,253
Johnson & Johnson	3,430	554,562
McKesson Corp.	1,059	436,647
Merck & Co., Inc.	4,650	506,757
Pfizer, Inc.	12,052	426,400
Quest Diagnostics, Inc.	3,447	453,281
UnitedHealth Group, Inc.	847	403,663
Zimmer Biomet Holdings, Inc.	3,412	406,437

		7,268,457

Industrials-9.95%
AMETEK, Inc.	2,788	444,714
Automatic Data Processing, Inc.	1,704	433,855
Cintas Corp.	897	452,241
General Dynamics Corp.	2,220	503,141
Honeywell International, Inc.	2,380	447,297
Huntington Ingalls Industries, Inc.	1,885	415,303
IDEX Corp.	1,875	424,500
Lockheed Martin Corp.	1,037	464,939
Republic Services, Inc.	3,555	512,382
Waste Management, Inc.	3,386	530,857

		4,629,229

Information Technology-4.06%
Cisco Systems, Inc.	8,184	469,352
International Business Machines Corp.	3,488	512,143
Motorola Solutions, Inc.	1,499	425,072
Roper Technologies, Inc.	968	483,090

		1,889,657

Materials-0.92%
Linde PLC	1,105	427,679

Real Estate-1.98%
Realty Income Corp.	8,379	469,559
VICI Properties, Inc.	14,644	451,621

		921,180

Utilities-18.41%
Alliant Energy Corp.	8,133	408,033
Ameren Corp.	5,431	430,515
American Electric Power Co., Inc.	5,219	409,170
Atmos Energy Corp.	3,668	425,305
CenterPoint Energy, Inc.	15,605	435,223
CMS Energy Corp.	7,591	426,538
Consolidated Edison, Inc.	5,390	479,494
DTE Energy Co.	4,180	432,128

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)–(continued)

August 31, 2023

	Shares	Value
Utilities-(continued)
Duke Energy Corp.	5,034	$447,019
Evergy, Inc.	7,336	403,260
Eversource Energy	6,244	398,492
Exelon Corp.	10,398	417,168
FirstEnergy Corp.	11,981	432,155
NiSource, Inc.	15,585	417,055
Pinnacle West Capital Corp.	5,609	433,407
PPL Corp.	17,766	442,729
Public Service Enterprise Group, Inc.	6,974	425,972
Sempra	6,212	436,207
Southern Co. (The)	6,679	452,369
Xcel Energy, Inc.	7,272	415,449

		8,567,688

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $46,062,527)		46,514,051

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.25%
Invesco Private Government Fund, 5.30%(d)(e)(f)	31,992	$31,992
Invesco Private Prime Fund, 5.51%(d)(e)(f)	84,005	84,005

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $116,005)		115,997

TOTAL INVESTMENTS IN SECURITIES-100.20% (Cost $46,178,532)		46,630,048
OTHER ASSETS LESS LIABILITIES-(0.20)%		(92,272)

NET ASSETS-100.00%		$46,537,776

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$453,884	$(453,884)	$-	$-	$-	$329

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	370,431	17,195,627	(17,534,066)	-	-	31,992	15,963	*

Invesco Private Prime Fund	952,536	33,147,683	(34,015,419)	(8)	(787)	84,005	44,706	*

Total	$1,322,967	$50,797,194	$(52,003,369)	$(8)	$(787)	$115,997	$60,998

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco S&P 500® High Beta ETF (SPHB)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.03%
Communication Services-7.86%
Alphabet, Inc., Class C(b)	41,568	$5,709,365
Charter Communications, Inc., Class A(b)	11,907	5,216,695
Match Group, Inc.(b)	134,062	6,283,486
Meta Platforms, Inc., Class A(b)	21,602	6,391,816
Netflix, Inc.(b)	13,551	5,876,797
Paramount Global, Class B(c)	420,534	6,345,858
Walt Disney Co. (The)(b)	57,907	4,845,658
Warner Bros Discovery, Inc.(b)	413,090	5,428,002

		46,097,677

Consumer Discretionary-19.02%
Amazon.com, Inc.(b)	44,767	6,178,294
Aptiv PLC(b)	58,265	5,910,984
Bath & Body Works, Inc.	130,347	4,805,894
Caesars Entertainment, Inc.(b)	156,563	8,651,671
CarMax, Inc.(b)(c)	72,392	5,912,979
Carnival Corp.(b)(c)	468,496	7,411,607
Etsy, Inc.(b)(c)	77,820	5,725,217
Expedia Group, Inc.(b)	53,338	5,781,306
Ford Motor Co.	431,080	5,229,000
General Motors Co.	143,853	4,820,514
MGM Resorts International(c)	112,288	4,938,426
Mohawk Industries, Inc.(b)	55,803	5,657,866
NIKE,Inc.,Class B	46,470	4,726,464
Norwegian Cruise Line Holdings Ltd.(b)(c)	390,008	6,462,433
Pool Corp.(c)	14,695	5,372,492
Royal Caribbean Cruises Ltd.(b)(c)	60,476	5,983,495
Tesla, Inc.(b)(c)	27,032	6,976,418
VF Corp.	301,843	5,964,418
Whirlpool Corp.	35,858	5,018,686

		111,528,164

Financials-17.72%
BlackRock, Inc.	7,859	5,505,544
Capital One Financial Corp.	53,279	5,455,237
Comerica, Inc.	112,862	5,429,791
Discover Financial Services	48,233	4,344,346
Fifth Third Bancorp	185,551	4,926,379
FleetCor Technologies, Inc.(b)	19,297	5,243,574
Franklin Resources, Inc.	199,838	5,343,668
Invesco Ltd.(d)	379,260	6,037,819
KeyCorp	526,665	5,967,114
Lincoln National Corp.	258,668	6,637,421
Moody’s Corp.	15,185	5,114,308
MSCI, Inc.	10,415	5,661,802
Northern Trust Corp.	63,723	4,847,409
PayPal Holdings, Inc.(b)	86,747	5,422,555
State Street Corp.	70,529	4,848,163
Synchrony Financial	168,152	5,427,947
T. Rowe Price Group, Inc.	58,218	6,533,806
Truist Financial Corp.	173,488	5,300,058
Zions Bancorporation N.A.(c)	164,939	5,855,335

		103,902,276

Health Care-4.84%
Align Technology, Inc.(b)(c)	19,605	7,256,595
Catalent, Inc.(b)(c)	117,136	5,853,286
IDEXX Laboratories, Inc.(b)	10,409	5,323,266

	Shares	Value
Health Care-(continued)
Illumina, Inc.(b)(c)	29,195	$4,823,598
IQVIA Holdings, Inc.(b)(c)	22,995	5,119,377

		28,376,122

Industrials-9.12%
American Airlines Group, Inc.(b)(c)	328,469	4,838,348
Ceridian HCM Holding, Inc.(b)(c)	92,998	6,744,215
Equifax, Inc.	26,602	5,498,633
Generac Holdings, Inc.(b)(c)	72,017	8,556,340
Masco Corp.	91,367	5,391,567
Paycom Software, Inc.(c)	19,361	5,708,397
Pentair PLC	76,471	5,372,853
Stanley Black & Decker, Inc.	61,506	5,804,936
United Rentals, Inc.(c)	11,718	5,584,096

		53,499,385

Information Technology-35.97%
Adobe, Inc.(b)	11,674	6,529,735
Advanced Micro Devices, Inc.(b)	67,188	7,103,115
Analog Devices, Inc.	27,234	4,950,597
ANSYS, Inc.(b)(c)	17,896	5,706,498
Apple, Inc.	28,916	5,432,449
Applied Materials, Inc.	45,538	6,956,385
Autodesk, Inc.(b)	29,643	6,578,967
Broadcom, Inc.	6,171	5,695,154
EPAM Systems, Inc.(b)	25,002	6,475,268
Fair Isaac Corp.(b)	6,147	5,560,515
Fortinet, Inc.(b)	86,869	5,230,382
HP, Inc.	157,554	4,680,929
Intel Corp.	156,788	5,509,530
Intuit, Inc.	12,527	6,787,254
KLA Corp.	12,321	6,183,540
Lam Research Corp.	9,894	6,949,546
Microchip Technology, Inc.	75,803	6,203,718
Micron Technology, Inc.	79,142	5,535,191
Microsoft Corp.	16,245	5,324,461
Monolithic Power Systems, Inc.	13,979	7,285,995
NVIDIA Corp.	19,552	9,649,890
NXP Semiconductors N.V. (China)	29,110	5,988,509
ON Semiconductor Corp.(b)	77,814	7,661,566
Qorvo, Inc.(b)	56,470	6,064,313
QUALCOMM, Inc.	51,501	5,898,410
Salesforce, Inc.(b)	24,973	5,530,521
Seagate Technology Holdings PLC(c)	80,300	5,684,437
ServiceNow, Inc.(b)	10,907	6,422,369
Skyworks Solutions, Inc.	57,832	6,288,652
SolarEdge Technologies, Inc.(b)(c)	33,258	5,406,753
Teradyne, Inc.(c)	59,253	6,391,621
Trimble, Inc.(b)	109,538	6,001,587
Western Digital Corp.(b)	139,845	6,293,025
Zebra Technologies Corp., Class A(b)	25,495	7,011,380

		210,972,262

Materials-4.60%
Albemarle Corp.(c)	26,900	5,345,299
Celanese Corp.(c)	46,535	5,880,163
Eastman Chemical Co.	63,490	5,397,285

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco S&P 500® High Beta ETF (SPHB)–(continued)

August 31, 2023

	Shares	Value
Materials-(continued)
Freeport-McMoRan, Inc.	131,699	$5,256,107
PPG Industries, Inc.	35,941	5,094,996

		26,973,850

Real Estate-0.90%
CBRE Group, Inc., Class A(b)	62,055	5,277,778

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.03% (Cost $625,141,442)		586,627,514

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.28%
Invesco Private Government Fund, 5.30%(d)(e)(f)	20,162,089	20,162,089

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 5.51%(d)(e)(f)	51,845,373	$51,845,373

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $72,007,462)		72,007,462

TOTAL INVESTMENTS IN SECURITIES-112.31% (Cost $697,148,904)		658,634,976
OTHER ASSETS LESS LIABILITIES-(12.31)%		(72,183,462)

NET ASSETS-100.00%		$586,451,514

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Invesco Ltd.	$4,564,792	$9,609,645	$(7,554,595)	$(67,027)	$(514,996)	$6,037,819	$231,017

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	5,846,354	(5,846,354)	-	-	-	5,252

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	24,124,051	273,637,112	(277,599,074)	-	-	20,162,089	759,851	*

Invesco Private Prime Fund	62,033,275	473,579,702	(483,758,271)	(1,829)	(7,504)	51,845,373	2,082,523	*

Total	$90,722,118	$762,672,813	$(774,758,294)	$(68,856)	$(522,500)	$78,045,281	$3,078,643

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.86%
Communication Services-6.03%
AT&T, Inc.	6,231,001	$92,156,505
Verizon Communications, Inc.	2,751,333	96,241,628

		188,398,133

Consumer Discretionary-1.87%
Whirlpool Corp.(b)	417,711	58,462,832

Consumer Staples-13.78%
Altria Group, Inc.	2,124,092	93,927,348
Conagra Brands, Inc.(b)	1,575,435	47,073,998
Kellogg Co.	690,779	42,151,335
Kraft Heinz Co. (The)	1,659,679	54,918,778
Philip Morris International, Inc.	713,548	68,543,421
Tyson Foods, Inc., Class A	931,897	49,642,153
Walgreens Boots Alliance, Inc.(b)	2,944,127	74,515,854

		430,772,887

Energy-11.04%
Chevron Corp.	308,053	49,627,338
Kinder Morgan, Inc.(b)	4,785,864	82,412,578
ONEOK, Inc.(b)	1,219,012	79,479,583
Phillips 66	530,622	60,575,808
Williams Cos., Inc. (The)	2,107,889	72,785,407

		344,880,714

Financials-2.33%
Prudential Financial, Inc.	770,282	72,922,597

Health Care-12.87%
AbbVie, Inc.	401,065	58,940,512
Amgen, Inc.	208,469	53,438,943
Bristol-Myers Squibb Co.	727,565	44,854,382
Gilead Sciences, Inc.	661,985	50,628,613
Organon & Co.	3,346,102	73,480,400
Pfizer, Inc.	1,576,070	55,761,357
Viatris, Inc.	6,062,116	65,167,747

		402,271,954

Industrials-3.97%
3M Co.	766,988	81,814,610
United Parcel Service, Inc., Class B	248,994	42,179,584

		123,994,194

Information Technology-2.23%
International Business Machines Corp.(b)	473,868	69,578,038

Materials-12.80%
Amcor PLC	6,467,414	62,992,612
Dow, Inc.	1,339,126	73,062,715
Eastman Chemical Co.	578,547	49,182,280
International Paper Co.	2,404,926	83,980,016

	Shares	Value
Materials-(continued)
LyondellBasell Industries N.V., Class A(b)	773,686	$76,416,966
Packaging Corp. of America	365,196	54,450,724

		400,085,313

Real Estate-16.31%
Crown Castle, Inc.	649,733	65,298,166
Federal Realty Investment Trust(b)	579,259	56,732,626
Healthpeak Properties, Inc.	3,612,741	74,350,210
Iron Mountain, Inc.(b)	937,764	59,585,525
Kimco Realty Corp.	2,947,010	55,816,369
Realty Income Corp.	1,063,388	59,592,264
Simon Property Group, Inc.	670,828	76,132,270
VICI Properties, Inc.	2,020,626	62,316,106

		509,823,536

Utilities-16.63%
American Electric Power Co., Inc.	593,432	46,525,069
Dominion Energy, Inc.	1,280,544	62,157,606
Duke Energy Corp.	632,718	56,185,358
Edison International(b)	763,879	52,593,069
Entergy Corp.	555,362	52,898,230
Evergy, Inc.	903,016	49,638,790
FirstEnergy Corp.	1,342,687	48,430,720
NRG Energy, Inc.(b)	1,375,103	51,635,118
Pinnacle West Capital Corp.	663,414	51,262,000
Southern Co. (The)	715,680	48,473,006

		519,798,966

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $3,415,203,018)		3,120,989,164

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.31%
Invesco Private Government Fund, 5.30%(c)(d)(e)	28,958,085	28,958,085
Invesco Private Prime Fund, 5.51%(c)(d)(e)	74,463,646	74,463,646

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $103,424,087)		103,421,731

TOTAL INVESTMENTS IN SECURITIES-103.17% (Cost $3,518,627,105)		3,224,410,895
OTHER ASSETS LESS LIABILITIES-(3.17)%		(99,066,070)

NET ASSETS-100.00%		$3,125,344,825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$62,409,209	$(62,409,209)	$-	$-	$-	$32,400

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	61,432,179	864,444,511	(896,918,605)	-	-	28,958,085	1,860,849	*

Invesco Private Prime Fund	167,177,419	1,646,073,584	(1,738,779,593)	(4,292)	(3,472)	74,463,646	5,074,337	*

Total	$228,609,598	$2,572,927,304	$(2,698,107,407)	$(4,292)	$(3,472)	$103,421,731	$6,967,586

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco S&P 500® Low Volatility ETF (SPLV)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Communication Services-1.85%
Electronic Arts, Inc.	669,558	$80,333,569
T-Mobile US, Inc.(b)(c)	595,671	81,160,173

		161,493,742

Consumer Discretionary-7.27%
AutoZone, Inc.(b)	33,467	84,716,021
Darden Restaurants, Inc.(c)	511,863	79,599,815
Genuine Parts Co.	507,050	77,948,796
McDonald’s Corp.	407,811	114,656,063
O’Reilly Automotive, Inc.(b)(c)	95,847	90,067,426
TJX Cos., Inc. (The)	993,480	91,877,030
Yum! Brands, Inc.	728,978	94,315,174

		633,180,325

Consumer Staples-26.97%
Altria Group, Inc.	2,229,904	98,606,355
Brown-Forman Corp., Class B	1,216,643	80,456,602
Campbell Soup Co.(c)	1,968,517	82,087,159
Church & Dwight Co., Inc.	891,481	86,268,616
Coca-Cola Co. (The)	2,007,284	120,095,802
Colgate-Palmolive Co.	1,370,399	100,683,214
Conagra Brands, Inc.(c)	3,189,611	95,305,577
Constellation Brands, Inc., Class A(c)	300,811	78,379,314
Costco Wholesale Corp.(c)	140,457	77,150,221
General Mills, Inc.(c)	1,291,162	87,360,021
Hershey Co. (The)	456,349	98,051,146
Hormel Foods Corp.(c)	2,430,883	93,807,775
JM Smucker Co. (The)	724,098	104,958,005
Kellogg Co.	1,563,847	95,425,944
Keurig Dr Pepper, Inc.	2,939,682	98,920,299
Kimberly-Clark Corp.	827,640	106,624,861
Kraft Heinz Co. (The)	2,896,394	95,841,677
Lamb Weston Holdings, Inc.	835,054	81,342,610
Mondelez International, Inc., Class A	1,373,534	97,878,033
Monster Beverage Corp.(b)(c)	1,475,780	84,724,530
PepsiCo, Inc.	628,883	111,890,863
Philip Morris International, Inc.	985,594	94,676,160
Procter & Gamble Co. (The)(c)	653,703	100,892,521
Sysco Corp.	1,135,316	79,074,759
Walmart, Inc.	617,455	100,404,358

		2,350,906,422

Energy-0.91%
Kinder Morgan, Inc.(c)	4,600,280	79,216,822

Financials-13.83%
Aflac, Inc.(c)	1,100,258	82,046,239
Aon PLC, Class A(c)	268,703	89,582,893
Arthur J. Gallagher & Co.	380,679	87,738,896
Berkshire Hathaway, Inc., Class B(b)	269,295	97,000,059
Cboe Global Markets, Inc.	587,887	88,012,563
Chubb Ltd.	401,766	80,702,736
CME Group, Inc., Class A	439,142	89,005,301
Globe Life, Inc.(c)	752,305	83,934,669
Intercontinental Exchange, Inc.	717,719	84,683,665
Loews Corp.(c)	1,305,779	81,075,818
Marsh & McLennan Cos., Inc.	466,123	90,889,324
Mastercard, Inc., Class A(c)	202,893	83,721,767

	Shares	Value
Financials-(continued)
Travelers Cos., Inc. (The)	488,575	$78,772,947
Visa, Inc., Class A(c)	360,042	88,455,119

		1,205,621,996

Health Care-14.62%
Abbott Laboratories	758,239	78,022,793
AbbVie, Inc.	539,884	79,341,353
Amgen, Inc.	334,856	85,836,987
Becton, Dickinson and Co.	305,585	85,395,728
Boston Scientific Corp.(b)	1,806,988	97,468,933
Bristol-Myers Squibb Co.(c)	1,526,971	94,137,762
Cencora, Inc.(c)	496,764	87,420,529
Incyte Corp.(b)(c)	1,234,340	79,651,960
Johnson & Johnson.	580,572	93,866,881
McKesson Corp.	198,397	81,803,051
Merck & Co., Inc.	870,893	94,909,919
Pfizer, Inc.	2,257,254	79,861,647
Quest Diagnostics, Inc.	645,585	84,894,427
UnitedHealth Group, Inc.	158,721	75,643,254
Zimmer Biomet Holdings, Inc.	638,996	76,117,204

		1,274,372,428

Industrials-9.96%
AMETEK, Inc.	522,190	83,294,527
Automatic Data Processing, Inc.	319,198	81,271,003
Cintas Corp.	168,062	84,731,819
General Dynamics Corp.	415,774	94,231,019
Honeywell International, Inc.	445,781	83,780,081
Huntington Ingalls Industries, Inc.(c)	353,045	77,782,874
Lockheed Martin Corp.	194,225	87,080,779
Otis Worldwide Corp.	937,737	80,223,400
Republic Services, Inc.	665,913	95,978,041
Waste Management, Inc.	634,199	99,429,719

		867,803,262

Information Technology-4.06%
Cisco Systems, Inc.	1,532,887	87,911,070
International Business Machines Corp.	653,281	95,921,249
Motorola Solutions, Inc.	280,760	79,615,113
Roper Technologies, Inc.	181,353	90,506,028

		353,953,460

Real Estate-1.98%
Realty Income Corp.	1,569,440	87,951,418
VICI Properties, Inc.(c)	2,742,787	84,587,551

		172,538,969

Utilities-18.45%
Ameren Corp.	1,017,186	80,632,334
American Electric Power Co., Inc.	977,535	76,638,744
American Water Works Co., Inc.(c)	560,665	77,786,662
Atmos Energy Corp.(c)	687,059	79,664,491
CenterPoint Energy, Inc.	2,922,741	81,515,247
CMS Energy Corp.(c)	1,421,734	79,887,234
Consolidated Edison, Inc.	1,009,550	89,809,568
DTE Energy Co.	782,813	80,927,208
Duke Energy Corp.	942,889	83,728,543
Evergy, Inc.	1,374,033	75,530,594
Eversource Energy	1,169,478	74,636,086
FirstEnergy Corp.(c)	2,243,960	80,939,637

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco S&P 500® Low Volatility ETF (SPLV)–(continued)

August 31, 2023

	Shares	Value
Utilities-(continued)
NiSource, Inc.(c)	2,918,995	$78,112,306
Pinnacle West Capital Corp.(c)	1,050,482	81,170,744
PPL Corp.	3,327,507	82,921,474
Public Service Enterprise Group, Inc.	1,306,282	79,787,705
Sempra	1,163,359	81,691,069
Southern Co. (The)	1,251,010	84,730,907
WEC Energy Group, Inc.	954,946	80,330,058
Xcel Energy, Inc.	1,362,055	77,814,202

		1,608,254,813

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $8,908,948,750)		8,707,342,239

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.56%
Invesco Private Government Fund, 5.30%(d)(e)(f)	62,523,071	$62,523,071
Invesco Private Prime Fund, 5.51%(d)(e)(f) .	160,773,612	160,773,612

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $223,297,472)		223,296,683

TOTAL INVESTMENTS IN SECURITIES-102.46% (Cost $9,132,246,222)		8,930,638,922
OTHER ASSETS LESS LIABILITIES-(2.46)%		(214,623,288)

NET ASSETS-100.00%		$8,716,015,634

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$140,478,511	$(140,478,511)	$-	$-	$-	$144,040

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	140,080,011	1,367,537,061	(1,445,094,001)	-	-	62,523,071	2,390,257	*

Invesco Private Prime Fund	360,219,541	2,437,690,145	(2,637,108,219)	(797)	(27,058)	160,773,612	6,647,743	*

Total	$500,299,552	$3,945,705,717	$(4,222,680,731)	$(797)	$(27,058)	$223,296,683	$9,182,040

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco S&P 500 Minimum Variance ETF (SPMV)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Communication Services-4.22%
AT&T, Inc.	16,197	$239,554
T-Mobile US, Inc.(b)	2,998	408,477
Verizon Communications, Inc.	8,965	313,596

		961,627

Consumer Discretionary-7.28%
Amazon.com, Inc.(b)	2,849	393,191
Home Depot, Inc. (The)	940	310,482
McDonald’s Corp.	1,563	439,437
NIKE,Inc.,Class B	711	72,316
TJX Cos., Inc. (The)	4,784	442,424

		1,657,850

Consumer Staples-10.64%
Conagra Brands, Inc.	5,975	178,533
Estee Lauder Cos., Inc. (The), Class A	329	52,815
General Mills, Inc.	5,347	361,778
Hershey Co. (The)	1,762	378,583
Hormel Foods Corp.	4,134	159,531
JM Smucker Co. (The)	270	39,137
Kellogg Co.	853	52,050
McCormick & Co., Inc.	3,303	271,110
Mondelez International, Inc., Class A	6,454	459,912
Procter & Gamble Co. (The)	3,048	470,428

		2,423,877

Energy-0.40%
Exxon Mobil Corp.	829	92,177

Financials-17.26%
Allstate Corp. (The)	1,397	150,611
American International Group, Inc.	1,232	72,097
Aon PLC, Class A	1,423	474,414
Arthur J. Gallagher & Co.	506	116,623
Bank of America Corp.	4,853	139,136
Berkshire Hathaway, Inc., Class B(b)	1,379	496,716
Brown & Brown, Inc.	3,025	224,152
Chubb Ltd.	2,109	423,635
Cincinnati Financial Corp.	631	66,753
Fidelity National Information Services, Inc.	5,294	295,723
Global Payments, Inc.	177	22,424
Hartford Financial Services Group, Inc. (The)	571	41,009
JPMorgan Chase & Co.	248	36,290
Marsh & McLennan Cos., Inc.	2,667	520,038
Progressive Corp. (The)	2,635	351,693
Travelers Cos., Inc. (The)	1,806	291,181
Visa, Inc., Class A	844	207,354

		3,929,849

Health Care-19.87%
Abbott Laboratories	4,325	445,043
Amgen, Inc.	719	184,308
Becton, Dickinson and Co.	599	167,391
Bristol-Myers Squibb Co.	3,804	234,517
CVS Health Corp.	4,755	309,883
Eli Lilly and Co.	1,150	637,330
Illumina, Inc.(b)	329	54,357
Intuitive Surgical, Inc.(b)	1,614	504,666
Johnson & Johnson	2,559	413,739

	Shares	Value
Health Care-(continued)
Medtronic PLC	4,806	$391,689
Merck & Co., Inc.	2,681	292,175
Pfizer, Inc.	6,790	240,230
Regeneron Pharmaceuticals, Inc.(b)	196	161,992
ResMed, Inc.	277	44,206
Stryker Corp.	130	36,862
Vertex Pharmaceuticals, Inc.(b)	313	109,030
Zoetis, Inc.	1,564	297,958

		4,525,376

Industrials-5.28%
Automatic Data Processing, Inc.	797	202,924
Republic Services, Inc.	2,159	311,177
Rollins, Inc.	2,102	83,176
Verisk Analytics, Inc.	1,173	284,124
Waste Management, Inc.	2,044	320,458

		1,201,859

Information Technology-21.83%
Accenture PLC, Class A	1,444	467,524
Adobe, Inc.(b)	715	399,928
Analog Devices, Inc.	432	78,529
Apple, Inc.	2,735	513,824
Cisco Systems, Inc.	2,030	116,421
Cognizant Technology Solutions Corp., Class A	1,796	128,612
Intel Corp.	487	17,113
Intuit, Inc.	861	466,498
Microsoft Corp.	1,688	553,259
Oracle Corp.	4,988	600,505
QUALCOMM, Inc.	3,644	417,347
Salesforce, Inc.(b)	848	187,798
Texas Instruments, Inc.	2,380	399,983
Trimble, Inc.(b)	3,361	184,149
Tyler Technologies, Inc.(b)	499	198,817
VeriSign, Inc.(b)	1,162	241,452

		4,971,759

Materials-2.48%
Corteva, Inc.	7,097	358,469
Newmont Corp.	5,225	205,970

		564,439

Real Estate-3.83%
American Tower Corp.	2,195	397,997
Crown Castle, Inc.	3,297	331,349
Prologis, Inc.	1,144	142,085

		871,431

Utilities-6.83%
American Electric Power Co., Inc.	950	74,480
Dominion Energy, Inc.	969	47,035
Duke Energy Corp.	4,520	401,376
NextEra Energy, Inc.	5,747	383,900
Public Service Enterprise Group, Inc.	2,322	141,828
Sempra	4,276	300,261

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco S&P 500 Minimum Variance ETF (SPMV)–(continued)

August 31, 2023

	Shares	Value
Utilities-(continued)
Southern Co. (The)	310	$20,996
Xcel Energy, Inc.	3,258	186,129

		1,556,005

TOTAL INVESTMENTS IN SECURITIES-99.92% (Cost $21,742,039)		22,756,249
OTHER ASSETS LESS LIABILITIES-0.08%		19,142

NET ASSETS-100.00%		$22,775,391

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$15,358	$481,479	$(496,837)	$-	$-	$-	$266

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	3,197	(3,197)	-	-	-	2	*

Invesco Private Prime Fund	-	7,920	(7,920)	-	-	-	6	*

Total	$15,358	$492,596	$(507,954)	$-	$-	$-	$274

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco S&P 500® Momentum ETF (SPMO)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Communication Services-1.92%
Omnicom Group, Inc.	5,013	$406,103
T-Mobile US, Inc.(b)	24,844	3,384,995

		3,791,098

Consumer Discretionary-2.62%
AutoZone, Inc.(b)	553	1,399,825
Genuine Parts Co.	5,432	835,061
Las Vegas Sands Corp.	8,610	472,345
O’Reilly Automotive, Inc.(b)	1,785	1,677,365
Ulta Beauty, Inc.(b)	1,910	792,707

		5,177,303

Consumer Staples-2.85%
Campbell Soup Co.	6,365	265,420
General Mills, Inc.	17,013	1,151,100
Hershey Co. (The)	4,192	900,693
Kellogg Co.	6,342	386,989
Kraft Heinz Co. (The)	21,787	720,932
Lamb Weston Holdings, Inc.	7,556	736,030
Molson Coors Beverage Co., Class B	4,271	271,166
Monster Beverage Corp.(b)	20,962	1,203,428

		5,635,758

Energy-27.78%
APA Corp.	8,325	364,968
Chevron Corp.	65,279	10,516,447
ConocoPhillips	43,199	5,141,977
Coterra Energy, Inc.	19,147	539,754
Devon Energy Corp.	17,476	892,849
Diamondback Energy, Inc.	4,245	644,306
EOG Resources, Inc.	15,252	1,961,712
EQT Corp.	12,300	531,606
Exxon Mobil Corp.	150,877	16,776,014
Halliburton Co.	25,265	975,734
Hess Corp.	12,289	1,898,651
Marathon Oil Corp.	19,427	511,901
Marathon Petroleum Corp.	23,849	3,404,922
Occidental Petroleum Corp.	30,720	1,928,909
ONEOK, Inc.	11,187	729,392
Phillips 66	11,754	1,341,837
Schlumberger N.V	47,957	2,827,545
Targa Resources Corp.	6,355	548,119
Valero Energy Corp.	18,495	2,402,500
Williams Cos., Inc. (The)	27,299	942,634

		54,881,777

Financials-8.25%
Aflac, Inc.	17,262	1,287,227
Aon PLC, Class A.	5,207	1,735,962
Arch Capital Group Ltd.(b)	15,854	1,218,538
Arthur J. Gallagher & Co.	7,116	1,640,096
Chubb Ltd.	11,909	2,392,161
Everest Group Ltd.	1,255	452,653
Globe Life, Inc.	2,658	296,553
Marsh & McLennan Cos., Inc.	12,732	2,482,613
Principal Financial Group, Inc.	7,750	602,253
Progressive Corp. (The)	19,890	2,654,718

	Shares	Value
Financials-(continued)
Travelers Cos., Inc. (The)	6,667	$1,074,920
W.R. Berkley Corp.	7,357	455,104

		16,292,798

Health Care-36.89%
AbbVie, Inc.	42,400	6,231,104
Amgen, Inc.	14,399	3,691,040
Biogen, Inc.(b)	3,597	961,694
Bristol-Myers Squibb Co.	62,866	3,875,689
Cardinal Health, Inc.	13,536	1,182,099
Cencora, Inc.	5,875	1,033,882
Cigna Group (The)	13,537	3,739,731
Elevance Health, Inc.	5,733	2,534,043
Eli Lilly and Co.	36,475	20,214,445
Gilead Sciences, Inc.	44,948	3,437,623
Henry Schein, Inc.(b)	3,307	253,118
Hologic, Inc.(b)	6,265	468,246
Humana, Inc.	4,801	2,216,286
Incyte Corp.(b)	4,558	294,128
McKesson Corp.	7,193	2,965,818
Merck & Co., Inc.	129,621	14,126,096
Regeneron Pharmaceuticals, Inc.(b)	3,022	2,497,653
Vertex Pharmaceuticals, Inc.(b)	9,070	3,159,444

		72,882,139

Industrials-10.82%
Automatic Data Processing, Inc.	8,994	2,289,962
Caterpillar, Inc.	16,065	4,516,354
Cummins, Inc.	3,492	803,300
General Dynamics Corp.	5,303	1,201,872
Howmet Aerospace, Inc.	12,086	597,894
Huntington Ingalls Industries, Inc.	1,161	255,792
Lockheed Martin Corp.	6,969	3,124,551
Northrop Grumman Corp.	4,039	1,749,251
PACCAR, Inc.	15,928	1,310,715
Quanta Services, Inc.	5,699	1,196,049
Rollins, Inc.	6,279	248,460
Snap-on, Inc.	1,660	445,876
TransDigm Group, Inc.(b)	1,297	1,172,293
United Rentals, Inc.	2,239	1,066,973
W.W. Grainger, Inc.	1,254	895,532
Wabtec Corp.	4,441	499,701

		21,374,575

Information Technology-1.55%
Cadence Design Systems, Inc.(b)	6,475	1,556,849
Enphase Energy, Inc.(b)	4,082	516,495
First Solar, Inc.(b)	5,206	984,559

		3,057,903

Materials-3.50%
Air Products and Chemicals, Inc.	5,543	1,637,901
CF Industries Holdings, Inc.	4,643	357,836
Corteva, Inc.	28,263	1,427,564
FMC Corp.	3,738	322,328
Mosaic Co. (The)	7,672	298,057
Nucor Corp.	11,312	1,946,795
Steel Dynamics, Inc.	8,763	934,048

		6,924,529

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco S&P 500® Momentum ETF (SPMO)–(continued)

August 31, 2023

	Shares	Value
Real Estate-0.78%
Iron Mountain, Inc.	8,070	$512,768
VICI Properties, Inc.	33,126	1,021,606

		1,534,374

Utilities-3.01%
AES Corp. (The)	19,197	344,202
Atmos Energy Corp.	3,398	393,998
Consolidated Edison, Inc.	9,403	836,491
Constellation Energy Corp.	16,300	1,697,808
Edison International	9,160	630,666

	Shares	Value
Utilities-(continued)
PG&E Corp.(b)	44,233	$720,998
Sempra	18,916	1,328,282

		5,952,445

TOTAL INVESTMENTS IN SECURITIES-99.97% (Cost $186,012,221)		197,504,699
OTHER ASSETS LESS LIABILITIES-0.03%		67,413

NET ASSETS-100.00%		$197,572,112

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$87,717	$4,740,253	$(4,827,970)	$-	$-	$-	$2,630

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	296,126	(296,126)	-	-	-	84	*

Invesco Private Prime Fund	-	758,832	(758,759)	-	(73)	-	224	*

Total	$87,717	$5,795,211	$(5,882,855)	$-	$(73)	$-	$2,938

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco S&P 500 QVM Multi-factor ETF (QVML)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.87%
Communication Services-9.91%
Activision Blizzard, Inc.	17,897	$1,646,345
Alphabet, Inc., Class C(b)	283,104	38,884,335
AT&T, Inc.	175,165	2,590,690
Charter Communications, Inc., Class A(b)	2,567	1,124,654
Comcast Corp., Class A	102,151	4,776,581
Electronic Arts, Inc.	6,613	793,428
Fox Corp., Class A	9,958	329,212
Interpublic Group of Cos., Inc. (The)	9,297	303,175
Meta Platforms, Inc., Class A(b)	57,971	17,153,039
Netflix, Inc.(b)	11,275	4,889,742
News Corp., Class A	11,986	257,579
Omnicom Group, Inc.	4,812	389,820
Paramount Global, Class B(c)	11,893	179,465
Take-Two Interactive Software, Inc.(b)	4,086	581,029
T-Mobile US, Inc.(b)	16,318	2,223,328
Verizon Communications, Inc.	106,785	3,735,339
Walt Disney Co. (The)(b)	43,902	3,673,719
Warner Bros Discovery, Inc.(b)	47,864	628,933

		84,160,413

Consumer Discretionary-5.52%
Aptiv PLC(b)	6,356	644,816
AutoZone, Inc.(b)	492	1,245,414
Best Buy Co., Inc.	4,777	365,202
Booking Holdings, Inc.(b)	948	2,943,568
BorgWarner, Inc.	5,594	227,956
CarMax, Inc.(b)(c)	3,555	290,372
Chipotle Mexican Grill, Inc.(b)	727	1,400,667
D.R. Horton, Inc.	7,409	881,819
Darden Restaurants, Inc.	3,005	467,308
eBay, Inc.	13,057	584,693
Expedia Group, Inc.(b)	3,361	364,299
Ford Motor Co.	87,277	1,058,670
Garmin Ltd.(c)	3,749	397,469
General Motors Co.	31,850	1,067,294
Genuine Parts Co.	3,459	531,752
Hasbro, Inc.	3,318	238,896
Home Depot, Inc. (The)	24,451	8,076,165
Las Vegas Sands Corp.	7,805	428,182
Lennar Corp., Class A	6,046	720,018
LKQ Corp.	6,106	320,748
Lowe’s Cos., Inc.	14,653	3,377,223
Marriott International, Inc., Class A	6,509	1,324,647
McDonald’s Corp.	18,772	5,277,748
MGM Resorts International(c)	7,378	324,484
Mohawk Industries, Inc.(b)	1,307	132,517
Newell Brands, Inc.	9,729	102,933
NIKE,Inc.,Class B	30,254	3,077,134
NVR, Inc.(b)	82	522,941
O’Reilly Automotive, Inc.(b)	1,618	1,520,435
Pool Corp.	935	341,836
PulteGroup, Inc.	5,328	437,216
Ralph Lauren Corp.	951	110,915
Ross Stores, Inc.	8,545	1,040,867
Starbucks Corp.	28,682	2,794,774
Tapestry, Inc.	5,454	181,727
TJX Cos., Inc. (The)	28,381	2,624,675

	Shares	Value
Consumer Discretionary-(continued)
Tractor Supply Co.	2,624	$573,344
Ulta Beauty, Inc.(b)	1,231	510,902
VF Corp.	7,195	142,173
Whirlpool Corp.(c)	1,220	170,751

		46,844,550

Consumer Staples-6.33%
Archer-Daniels-Midland Co.	13,202	1,046,919
Brown-Forman Corp., Class B	4,350	287,665
Bunge Ltd.	3,593	410,752
Campbell Soup Co.	5,535	230,809
Church & Dwight Co., Inc.	6,079	588,265
Clorox Co. (The)	3,116	487,498
Coca-Cola Co. (The)	97,328	5,823,134
Conagra Brands, Inc.	12,015	359,008
Constellation Brands, Inc., Class A	4,076	1,062,043
Costco Wholesale Corp.	11,157	6,128,317
Dollar General Corp.	5,908	818,258
Dollar Tree, Inc.(b)(c)	5,086	622,323
Estee Lauder Cos., Inc. (The), Class A	5,857	940,224
General Mills, Inc.	15,154	1,025,320
Hershey Co. (The)	3,751	805,940
Hormel Foods Corp.	7,233	279,121
JM Smucker Co. (The)	2,588	375,131
Kellogg Co.	6,363	388,270
Keurig Dr Pepper, Inc.	21,160	712,034
Kimberly-Clark Corp.	8,380	1,079,595
Kraft Heinz Co. (The)	20,592	681,389
Kroger Co. (The)	16,808	779,723
Lamb Weston Holdings, Inc.	3,666	357,105
McCormick & Co., Inc.	6,087	499,621
Molson Coors Beverage Co., Class B	4,391	278,785
Mondelez International, Inc., Class A	34,789	2,479,064
Monster Beverage Corp.(b)	19,945	1,145,042
PepsiCo, Inc.	34,966	6,221,151
Procter & Gamble Co. (The)	59,192	9,135,693
Sysco Corp.	12,484	869,511
Target Corp.	11,452	1,449,251
Tyson Foods, Inc., Class A	7,043	375,181
Walgreens Boots Alliance, Inc.	17,045	431,409
Walmart, Inc.	34,589	5,624,517

		53,798,068

Energy-4.72%
APA Corp.	7,465	327,266
Baker Hughes Co., Class A	23,467	849,271
Chevron Corp.	42,506	6,847,717
ConocoPhillips	29,169	3,471,986
Coterra Energy, Inc.	18,273	515,116
Devon Energy Corp.	15,269	780,093
Diamondback Energy, Inc.	4,376	664,189
EOG Resources, Inc.	13,694	1,761,322
EQT Corp.	8,299	358,683
Exxon Mobil Corp.	98,876	10,994,022
Halliburton Co.	20,883	806,502
Hess Corp.	6,549	1,011,821
Kinder Morgan, Inc.	46,682	803,864
Marathon Oil Corp.	14,675	386,686
Marathon Petroleum Corp.	10,569	1,508,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco S&P 500 QVM Multi-factor ETF (QVML)–(continued)

August 31, 2023

	Shares	Value
Energy-(continued)
Occidental Petroleum Corp.	17,643	$1,107,804
ONEOK, Inc.	10,562	688,642
Phillips 66	10,712	1,222,882
Pioneer Natural Resources Co.	5,770	1,372,856
Schlumberger N.V	33,180	1,956,293
Targa Resources Corp.	5,381	464,111
Valero Energy Corp.	9,001	1,169,230
Williams Cos., Inc. (The)	28,248	975,403

		40,044,695

Financials-13.12%
Aflac, Inc.	13,217	985,592
Allstate Corp. (The)	6,400	689,984
American Express Co.	14,127	2,231,925
American International Group, Inc.	17,641	1,032,351
Ameriprise Financial, Inc.	2,517	849,689
Arch Capital Group Ltd.(b)	9,055	695,967
Arthur J. Gallagher & Co.	5,268	1,214,169
Assurant, Inc.	1,345	187,399
Bank of America Corp.	165,073	4,732,643
Bank of New York Mellon Corp. (The)	17,369	779,347
Berkshire Hathaway, Inc., Class B(b)	43,741	15,755,508
BlackRock, Inc.	3,707	2,596,902
Brown & Brown, Inc.	5,817	431,040
Capital One Financial Corp.	8,918	913,114
Cboe Global Markets, Inc.	2,677	400,774
Charles Schwab Corp. (The)	36,173	2,139,633
Chubb Ltd.	10,153	2,039,433
Cincinnati Financial Corp.	3,698	391,211
Citigroup, Inc.	45,293	1,870,148
Citizens Financial Group, Inc.	11,244	316,294
CME Group, Inc., Class A	8,903	1,804,460
Comerica, Inc.	2,889	138,990
Discover Financial Services	6,196	558,074
Everest Group Ltd.	1,113	401,437
FactSet Research Systems, Inc.	977	426,373
Fifth Third Bancorp	15,654	415,614
Fiserv, Inc.(b)	15,478	1,878,874
FleetCor Technologies, Inc.(b)	1,751	475,799
Franklin Resources, Inc.	6,662	178,142
Global Payments, Inc.	6,379	808,155
Globe Life, Inc.	2,272	253,487
Goldman Sachs Group, Inc. (The)	8,018	2,627,579
Hartford Financial Services Group, Inc. (The) .	7,549	542,169
Huntington Bancshares, Inc.	33,106	367,146
Intercontinental Exchange, Inc.	13,760	1,623,542
Invesco Ltd.(d)	10,406	165,664
Jack Henry & Associates, Inc.	1,825	286,123
JPMorgan Chase & Co.	72,127	10,554,344
KeyCorp	20,362	230,701
Lincoln National Corp.	3,978	102,075
Loews Corp.	4,621	286,918
M&T Bank Corp.	3,965	495,823
MarketAxess Holdings, Inc.	949	228,643
Marsh & McLennan Cos., Inc.	12,369	2,411,831
Mastercard, Inc., Class A	21,147	8,726,098
MetLife, Inc.	15,111	957,131
Moody’s Corp.	3,901	1,313,857
Morgan Stanley	31,034	2,642,545
Nasdaq, Inc.	8,159	428,184

	Shares	Value
Financials-(continued)
Northern Trust Corp.	5,012	$381,263
PayPal Holdings, Inc.(b)	27,898	1,743,904
PNC Financial Services Group, Inc. (The)	9,390	1,133,655
Principal Financial Group, Inc.	5,377	417,847
Progressive Corp. (The)	14,380	1,919,299
Prudential Financial, Inc.	8,634	817,381
Raymond James Financial, Inc.	4,570	477,976
Regions Financial Corp.	21,700	397,978
S&P Global, Inc.	8,148	3,184,727
State Street Corp.	8,108	557,344
Synchrony Financial	10,063	324,834
T. Rowe Price Group, Inc.	5,409	607,052
Travelers Cos., Inc. (The)	5,616	905,468
Truist Financial Corp.	30,679	937,243
U.S. Bancorp	31,967	1,167,754
Visa, Inc., Class A(c)	41,213	10,125,210
W.R. Berkley Corp.	5,012	310,042
Wells Fargo & Co.	91,068	3,760,198
Willis Towers Watson PLC	2,626	542,952
Zions Bancorporation N.A	3,299	117,114

		111,412,142

Health Care-14.20%
Abbott Laboratories	44,260	4,554,354
AbbVie, Inc.	43,391	6,376,741
Agilent Technologies, Inc.	7,420	898,339
Align Technology, Inc.(b)	1,898	702,526
Amgen, Inc.	12,949	3,319,347
Becton, Dickinson and Co.	7,009	1,958,665
Biogen, Inc.(b)	3,585	958,486
Bio-Rad Laboratories, Inc., Class A(b)	604	241,721
Bio-Techne Corp.	3,974	311,562
Boston Scientific Corp.(b)	36,372	1,961,906
Bristol-Myers Squibb Co.	52,970	3,265,600
Cardinal Health, Inc.	6,461	564,239
Catalent, Inc.(b)	4,211	210,424
Cencora, Inc.	4,046	712,015
Centene Corp.(b)	13,185	812,855
Charles River Laboratories International, Inc.(b)	1,221	252,527
Cigna Group (The)	7,253	2,003,714
Cooper Cos., Inc. (The)	1,436	531,306
CVS Health Corp.	30,973	2,018,510
Danaher Corp.	16,117	4,271,005
DaVita, Inc.(b)	1,448	148,304
DENTSPLY SIRONA, Inc.	5,141	190,680
Edwards Lifesciences Corp.(b)	15,759	1,205,091
Elevance Health, Inc.	6,062	2,679,465
Eli Lilly and Co.	19,889	11,022,484
GE HealthCare Technologies, Inc.	9,013	634,966
Gilead Sciences, Inc.	31,351	2,397,724
HCA Healthcare, Inc.	5,202	1,442,515
Henry Schein, Inc.(b)	3,321	254,189
Hologic, Inc.(b)	6,166	460,847
Humana, Inc.	3,189	1,472,138
IDEXX Laboratories, Inc.(b)	2,194	1,122,034
Incyte Corp.(b)	4,657	300,516
Intuitive Surgical, Inc.(b)	8,889	2,779,413
IQVIA Holdings, Inc.(b)(c)	4,424	984,915
Johnson & Johnson	59,402	9,604,115

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco S&P 500 QVM Multi-factor ETF (QVML)–(continued)

August 31, 2023

	Shares	Value
Health Care-(continued)
Laboratory Corp. of America Holdings	2,161	$449,704
McKesson Corp.	3,499	1,442,708
Medtronic PLC	33,329	2,716,313
Merck & Co., Inc.	64,994	7,083,046
Moderna, Inc.(b)	8,500	961,095
Molina Healthcare, Inc.(b)	1,477	458,047
Pfizer, Inc.	137,733	4,872,994
Quest Diagnostics, Inc.	2,783	365,964
Regeneron Pharmaceuticals, Inc.(b)	2,674	2,210,034
ResMed, Inc.	3,729	595,111
Revvity, Inc.	3,226	377,539
Stryker Corp.	8,466	2,400,534
Teleflex, Inc.	1,125	239,333
Thermo Fisher Scientific, Inc.	9,896	5,513,062
UnitedHealth Group, Inc.	24,073	11,472,710
Universal Health Services, Inc., Class B	1,562	210,401
Vertex Pharmaceuticals, Inc.(b)	6,410	2,232,859
Viatris, Inc.	28,655	308,041
Waters Corp.(b)	1,504	422,323
West Pharmaceutical Services, Inc.	1,841	749,103
Zimmer Biomet Holdings, Inc.	5,011	596,910
Zoetis, Inc.	11,866	2,260,592

		120,563,661

Industrials-8.46%
3M Co.	12,857	1,371,456
A.O. Smith Corp.	2,889	209,453
Alaska Air Group, Inc.(b)	3,047	127,883
Allegion PLC	2,050	233,311
American Airlines Group, Inc.(b)	16,410	241,719
AMETEK, Inc.	5,562	887,195
Automatic Data Processing, Inc.	10,176	2,590,911
Axon Enterprise, Inc.(b)	1,648	350,876
Broadridge Financial Solutions, Inc.	2,885	537,216
C.H. Robinson Worldwide, Inc.	3,050	275,812
Carrier Global Corp.(c)	18,959	1,089,195
Caterpillar, Inc.	11,593	3,259,140
Ceridian HCM Holding, Inc.(b)(c)	3,723	269,992
Cintas Corp.	2,185	1,101,611
Copart, Inc.(b)	21,954	984,198
CSX Corp.	50,650	1,529,630
Cummins, Inc.	3,227	742,339
Deere & Co.	6,267	2,575,361
Delta Air Lines, Inc.	15,247	653,791
Dover Corp.	3,298	489,093
Eaton Corp. PLC(c)	9,476	2,182,986
Emerson Electric Co.	13,462	1,322,641
Equifax, Inc.	2,922	603,977
Expeditors International of Washington, Inc.	3,765	439,413
Fastenal Co.	14,252	820,630
FedEx Corp.	5,638	1,471,631
Fortive Corp.	8,405	662,734
Generac Holdings, Inc.(b)	1,634	194,136
General Dynamics Corp.	5,429	1,230,429
General Electric Co.	26,976	3,087,673
Honeywell International, Inc.	16,368	3,076,202
Howmet Aerospace, Inc.	8,692	429,993
Huntington Ingalls Industries, Inc.	972	214,151
IDEX Corp.	1,812	410,237
Illinois Tool Works, Inc.	6,533	1,615,938

	Shares	Value
Industrials-(continued)
Ingersoll Rand, Inc.	9,367	$652,037
J.B. Hunt Transport Services, Inc.	2,015	378,578
Jacobs Solutions, Inc.	3,005	405,134
Johnson Controls International PLC	16,162	954,528
L3Harris Technologies, Inc.	4,504	802,117
Leidos Holdings, Inc.	3,249	316,810
Lockheed Martin Corp.	5,554	2,490,136
Nordson Corp.	1,277	311,767
Norfolk Southern Corp.	5,561	1,140,061
Northrop Grumman Corp.	3,515	1,522,311
Old Dominion Freight Line, Inc.	2,285	976,540
Otis Worldwide Corp.	9,711	830,776
PACCAR, Inc.	11,976	985,505
Parker-Hannifin Corp.	2,924	1,219,016
Paychex, Inc.	7,686	939,460
Paycom Software, Inc.	1,099	324,029
Pentair PLC	3,807	267,480
Quanta Services, Inc.	3,448	723,632
Republic Services, Inc.	5,175	745,873
Robert Half, Inc.	2,445	180,832
Rockwell Automation, Inc.	2,708	845,113
Rollins, Inc.	5,635	222,977
RTX Corp.	35,014	3,012,605
Snap-on, Inc.	1,239	332,795
Southwest Airlines Co.	14,047	443,885
Stanley Black & Decker, Inc.	3,246	306,357
Textron, Inc.	4,931	383,188
Trane Technologies PLC	5,430	1,114,562
Union Pacific Corp.	14,916	3,290,022
United Airlines Holdings, Inc.(b)	7,812	389,116
United Parcel Service, Inc., Class B	17,925	3,036,495
United Rentals, Inc.	1,548	737,684
Verisk Analytics, Inc.	3,934	952,893
W.W. Grainger, Inc.	1,060	756,988
Wabtec Corp.	4,195	472,021
Waste Management, Inc.	9,394	1,472,791
Xylem, Inc.	5,691	589,246

		71,808,313

Information Technology-30.71%
Accenture PLC, Class A	15,509	5,021,349
Adobe, Inc.(b)	11,722	6,556,583
Advanced Micro Devices, Inc.(b)	41,031	4,337,797
Akamai Technologies, Inc.(b)	3,824	401,864
Amphenol Corp., Class A	14,344	1,267,723
Analog Devices, Inc.	12,724	2,312,969
ANSYS, Inc.(b)	2,287	729,256
Apple, Inc.	379,002	71,203,106
Applied Materials, Inc.	21,132	3,228,124
Arista Networks, Inc.(b)	6,679	1,303,941
Autodesk, Inc.(b)	5,495	1,219,560
Broadcom, Inc.	10,510	9,699,574
Cadence Design Systems, Inc.(b)	7,200	1,731,168
CDW Corp.	3,433	724,878
Cisco Systems, Inc.	103,024	5,908,426
Cognizant Technology Solutions Corp., Class A	12,626	904,148
Corning, Inc.	18,411	604,249
DXC Technology Co.(b)	5,794	120,168
Enphase Energy, Inc.(b)	3,507	443,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco S&P 500 QVM Multi-factor ETF (QVML)–(continued)

August 31, 2023

	Shares	Value
Information Technology-(continued)
EPAM Systems, Inc.(b)	1,746	$452,197
F5, Inc.(b)	1,530	250,400
Fair Isaac Corp.(b)	661	597,934
First Solar, Inc.(b)	2,716	513,650
Gartner, Inc.(b)	2,033	710,899
Hewlett Packard Enterprise Co.	29,888	507,797
Intel Corp.	103,334	3,631,157
International Business Machines Corp.	21,922	3,218,807
Juniper Networks, Inc.	8,309	241,958
Keysight Technologies, Inc.(b)	4,509	601,050
KLA Corp.	3,402	1,707,362
Lam Research Corp.	3,453	2,425,387
Microchip Technology, Inc.	12,988	1,062,938
Micron Technology, Inc.	28,108	1,965,873
Microsoft Corp.	192,650	63,142,964
Monolithic Power Systems, Inc.	1,180	615,028
Motorola Solutions, Inc.	4,217	1,195,815
NetApp, Inc.	5,509	422,540
NVIDIA Corp.	65,730	32,441,041
NXP Semiconductors N.V. (China)	6,277	1,291,304
ON Semiconductor Corp.(b)	10,651	1,048,697
Oracle Corp.	38,844	4,676,429
PTC, Inc.(b)	2,655	390,736
Qorvo, Inc.(b)	2,481	266,435
QUALCOMM, Inc.	28,143	3,223,218
Roper Technologies, Inc.	2,678	1,336,483
Salesforce, Inc.(b)	25,973	5,751,981
Skyworks Solutions, Inc.	4,063	441,811
SolarEdge Technologies, Inc.(b)	1,480	240,604
Synopsys, Inc.(b)	3,983	1,827,759
TE Connectivity Ltd.	7,531	997,029
Teledyne Technologies, Inc.(b)	1,137	475,607
Teradyne, Inc.(c)	3,848	415,084
Texas Instruments, Inc.	23,283	3,912,941
Trimble, Inc.(b)	5,793	317,398
Tyler Technologies, Inc.(b)	1,074	427,914
Western Digital Corp.(b)	8,152	366,840

		260,831,691

Materials-2.56%
Air Products and Chemicals, Inc.	5,403	1,596,532
Albemarle Corp.(c)	2,625	521,614
Amcor PLC	35,708	347,796
Avery Dennison Corp.	1,870	352,271
Celanese Corp.(c)	2,288	289,112
CF Industries Holdings, Inc.	4,300	331,401
Corteva, Inc.	16,514	834,122
Dow, Inc.	16,038	875,033
DuPont de Nemours, Inc.	10,877	836,332
Eastman Chemical Co.	2,783	236,583
Ecolab, Inc.	6,008	1,104,330
FMC Corp.	2,916	251,447
Freeport-McMoRan, Inc.	33,805	1,349,158
International Flavors & Fragrances, Inc.	6,047	426,011
International Paper Co.	8,044	280,896
Linde PLC	12,130	4,694,795
LyondellBasell Industries N.V., Class A	5,993	591,929
Martin Marietta Materials, Inc.	1,509	673,633
Mosaic Co. (The)	7,412	287,956
Newmont Corp.	20,155	794,510

	Shares	Value
Materials-(continued)
Nucor Corp.	5,681	$977,700
Packaging Corp. of America	2,206	328,915
PPG Industries, Inc.	5,572	789,887
Sealed Air Corp.	3,727	138,123
Sherwin-Williams Co. (The)	5,753	1,563,205
Steel Dynamics, Inc.	3,787	403,656
Vulcan Materials Co.	3,226	704,074
WestRock Co.	5,770	188,737

		21,769,758

Real Estate-1.88%
Alexandria Real Estate Equities, Inc.	3,609	419,871
AvalonBay Communities, Inc.	3,337	613,407
Camden Property Trust	2,542	273,570
CBRE Group, Inc., Class A(b)	7,382	627,839
CoStar Group, Inc.(b)	10,173	834,084
Equinix, Inc.	2,368	1,850,308
Equity Residential	8,070	523,178
Extra Space Storage, Inc.	3,213	413,449
Federal Realty Investment Trust	1,780	174,333
Host Hotels & Resorts, Inc.	16,935	267,404
Invitation Homes, Inc.	14,292	487,214
Iron Mountain, Inc.(c)	6,833	434,169
Kimco Realty Corp.	14,485	274,346
Mid-America Apartment Communities, Inc.	2,761	400,980
Prologis, Inc.	22,151	2,751,154
Public Storage	3,839	1,061,023
Realty Income Corp.	15,215	852,649
Regency Centers Corp.(c)	3,533	219,753
Simon Property Group, Inc.	7,479	848,792
Ventas, Inc.	9,360	408,845
VICI Properties, Inc.	23,922	737,754
Welltower, Inc.	10,973	909,442
Weyerhaeuser Co.	17,719	580,297

		15,963,861

Utilities-2.46%
Alliant Energy Corp.	6,013	301,672
Ameren Corp.	6,192	490,840
American Electric Power Co., Inc.	12,499	979,922
American Water Works Co., Inc.	4,831	670,253
Atmos Energy Corp.	3,453	400,375
CenterPoint Energy, Inc.	15,431	430,371
CMS Energy Corp.	6,911	388,329
Consolidated Edison, Inc.	8,680	772,173
Constellation Energy Corp.	8,039	837,342
DTE Energy Co.	4,695	485,369
Duke Energy Corp.	18,527	1,645,198
Edison International	9,308	640,856
Entergy Corp.	4,863	463,201
Evergy, Inc.	5,468	300,576
Eversource Energy	8,363	533,727
Exelon Corp.	24,322	975,799
FirstEnergy Corp.	13,157	474,573
NextEra Energy, Inc.	49,061	3,277,275
NiSource, Inc.	10,044	268,777
NRG Energy, Inc.	5,856	219,893
PG&E Corp.(b)	38,678	630,451
Pinnacle West Capital Corp.	2,819	217,823
PPL Corp.	17,785	443,202
Public Service Enterprise Group, Inc.	11,886	725,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco S&P 500 QVM Multi-factor ETF (QVML)–(continued)

August 31, 2023

	Shares	Value
Utilities-(continued)
Sempra.	15,286	$1,073,383
Southern Co. (The)	26,854	1,818,821
WEC Energy Group, Inc.	7,588	638,302
Xcel Energy, Inc.	13,534	773,197

		20,877,697

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.87% (Cost $785,985,086)		848,074,849

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.72%
Invesco Private Government Fund, 5.30%(d)(e)(f)	4,093,256	4,093,256

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 5.51%(d)(e)(f)	10,525,517	$10,525,517

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $14,618,773)		14,618,773

TOTAL INVESTMENTS IN SECURITIES-101.59% (Cost $800,603,859)		862,693,622
OTHER ASSETS LESS LIABILITIES-(1.59)%		(13,491,181)

NET ASSETS-100.00%		$849,202,441

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Invesco Ltd.	$140,028	$131,761	$(84,126)	$5,152	$(27,151)	$165,664	$9,069

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	18,077,490	(18,077,490)	-	-	-	16,622

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	3,953,022	114,137,335	(113,997,101)	-	-	4,093,256	256,169	*

Invesco Private Prime Fund	10,164,913	220,924,455	(220,562,449)	-	(1,402)	10,525,517	683,487	*

Total	$14,257,963	$353,271,041	$(352,721,166)	$5,152	$(28,553)	$14,784,437	$965,347

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.89%
Communication Services-1.71%
Frontier Communications Parent, Inc.(b)(c)	27,286	$437,122
Iridium Communications, Inc.	16,074	786,822
New York Times Co. (The), Class A	21,645	958,224
Nexstar Media Group, Inc., Class A(c)	4,624	752,787
TEGNA, Inc.	29,472	487,172
TripAdvisor, Inc.(b)	13,110	198,092
World Wrestling Entertainment, Inc., Class A	5,870	566,749
Ziff Davis, Inc.(b)	5,876	391,636

		4,578,604

Consumer Discretionary-15.66%
Adient PLC(b)	12,120	474,740
Aramark	33,621	1,250,029
Autoliv, Inc. (Sweden)	9,766	953,162
AutoNation, Inc.(b)(c)	4,178	656,322
Boyd Gaming Corp.	10,007	669,168
Brunswick Corp.(c)	8,699	688,265
Capri Holdings Ltd.(b)	14,934	783,886
Carter’s, Inc.	4,636	331,799
Choice Hotels International, Inc.(c)	3,635	461,282
Churchill Downs, Inc.(c)	8,893	1,114,115
Columbia Sportswear Co.(c)	4,401	322,769
Crocs, Inc.(b)	7,198	700,653
Deckers Outdoor Corp.(b)	3,336	1,765,044
Dick’s Sporting Goods, Inc.(c)	7,599	884,068
Five Below, Inc.(b)(c)	6,723	1,156,087
Foot Locker, Inc.	9,821	192,688
Fox Factory Holding Corp.(b)(c)	5,266	583,525
GameStop Corp., Class A(b)(c)	31,317	580,930
Gap, Inc. (The)(c)	24,354	282,019
Gentex Corp.	30,443	994,268
Goodyear Tire & Rubber Co. (The)(b)	37,814	488,179
Graham Holdings Co., Class B	482	282,611
Grand Canyon Education, Inc.(b)	4,086	479,084
H&R Block, Inc.	19,225	768,616
Harley-Davidson, Inc.	15,830	534,263
Helen of Troy Ltd.(b)(c)	2,959	363,720
Hilton Grand Vacations, Inc.(b)(c)	10,289	449,835
KB Home	9,920	503,936
Kohl’s Corp.	12,044	320,852
Lear Corp.	7,401	1,066,410
Leggett & Platt, Inc.	16,873	475,819
Light & Wonder, Inc.(b)	11,578	887,685
Lithia Motors, Inc., Class A	3,411	1,050,656
Macy’s, Inc.	31,648	387,055
Marriott Vacations Worldwide Corp.(c)	4,823	524,212
Mattel, Inc.(b)	46,067	1,020,845
Murphy USA, Inc.	2,699	857,310
Nordstrom, Inc.(c)	12,317	199,782
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	6,962	536,631
Penn Entertainment, Inc.(b)(c)	19,439	460,510
Polaris, Inc.	6,852	768,041
PVH Corp.	7,745	647,482
RH(b)(c)	2,318	846,510
Service Corp. International	20,414	1,288,328
Skechers U.S.A., Inc., Class A(b)	16,920	851,245
Taylor Morrison Home Corp., Class A(b)	13,296	630,230

	Shares	Value
Consumer Discretionary-(continued)
Tempur Sealy International, Inc.(c)	21,714	$1,014,478
Texas Roadhouse, Inc.	9,005	937,421
Thor Industries, Inc.(c)	6,031	632,169
Toll Brothers, Inc.	13,029	1,067,466
TopBuild Corp.(b)	3,936	1,141,755
Topgolf Callaway Brands Corp.(b)(c)	16,446	286,818
Under Armour, Inc., Class A(b)	45,924	350,859
Valvoline, Inc.	23,271	801,453
Visteon Corp.(b)	3,468	482,988
Wendy’s Co. (The)	23,897	472,922
Williams-Sonoma, Inc.(c)	7,971	1,125,505
Wingstop, Inc.	4,070	653,805
Wyndham Hotels & Resorts, Inc.	11,269	849,570
YETI Holdings, Inc.(b)(c)	11,119	555,394

		41,907,269

Consumer Staples-4.92%
BellRing Brands, Inc.(b)	18,488	767,252
BJ’s Wholesale Club Holdings, Inc.(b)	17,989	1,212,279
Boston Beer Co., Inc. (The), Class A(b)(c)	1,309	478,348
Casey’s General Stores, Inc.	5,215	1,274,598
Celsius Holdings, Inc.(b)	5,282	1,035,483
Coca-Cola Consolidated, Inc.	642	448,694
Coty,Inc.,Class A(b)(c)	46,532	537,910
Darling Ingredients, Inc.(b)(c)	20,986	1,296,095
Flowers Foods, Inc.	25,326	596,680
Grocery Outlet Holding Corp.(b)(c)	11,715	361,408
Ingredion, Inc.	8,778	903,344
Lancaster Colony Corp.	2,675	441,883
Performance Food Group Co.(b)	21,074	1,309,328
Pilgrim’s Pride Corp.(b)(c)	5,667	142,582
Post Holdings, Inc.(b)(c)	6,967	625,009
Sprouts Farmers Market, Inc.(b)(c)	13,824	563,881
US Foods Holding Corp.(b)	29,183	1,179,869

		13,174,643

Energy-4.15%
Antero Midstream Corp.	43,240	524,069
Antero Resources Corp.(b)	33,922	938,622
ChampionX Corp.	24,680	890,701
Chord Energy Corp.	5,188	837,862
CNX Resources Corp.(b)(c)	22,034	492,460
DT Midstream, Inc.	12,244	640,239
HF Sinclair Corp.	16,337	900,005
Matador Resources Co.	13,422	852,297
Murphy Oil Corp.	18,340	832,636
NOV, Inc.	50,085	1,058,296
PBF Energy, Inc., Class A	13,390	627,857
Range Resources Corp.	31,063	1,005,820
Southwestern Energy Co.(b)	133,648	906,133
Valaris Ltd.(b)	7,911	595,857

		11,102,854

Financials-14.48%
Affiliated Managers Group, Inc.	4,784	641,104
American Financial Group, Inc.	9,113	1,056,379
Associated Banc-Corp.	17,818	308,786
Bank OZK(c)	12,642	507,829
Brighthouse Financial, Inc.(b)	8,629	428,516

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)–(continued)

August 31, 2023

	Shares	Value
Financials-(continued)
Cadence Bank(c)	21,882	$500,660
Cathay General Bancorp	8,448	301,002
CNO Financial Group, Inc.	13,858	324,277
Columbia Banking System, Inc.	24,084	493,240
Commerce Bancshares, Inc.	14,274	700,711
Cullen/Frost Bankers, Inc.	8,001	756,335
East West Bancorp, Inc.	17,290	956,829
Essent Group Ltd.	13,750	690,525
Euronet Worldwide, Inc.(b)(c)	6,283	548,883
Evercore, Inc., Class A	4,385	614,119
F.N.B. Corp.	44,271	514,872
Federated Hermes, Inc., Class B	10,514	365,467
First American Financial Corp.	13,841	853,713
First Financial Bankshares, Inc.(c)	15,890	456,361
First Horizon Corp.	66,196	830,760
FirstCash Holdings, Inc.	4,922	439,633
Glacier Bancorp, Inc.(c)	12,812	387,050
Hancock Whitney Corp.	10,432	430,320
Hanover Insurance Group, Inc. (The)	4,623	493,367
Home BancShares, Inc.	23,312	517,060
Interactive Brokers Group, Inc., Class A	13,620	1,240,510
International Bancshares Corp.	6,374	285,428
Janus Henderson Group PLC(c)	17,372	477,209
Jefferies Financial Group, Inc.	22,962	819,514
Kemper Corp.	7,920	372,002
Kinsale Capital Group, Inc.	2,600	1,036,438
MGIC Investment Corp.	37,434	658,090
New York Community Bancorp, Inc.	93,500	1,148,180
Old National Bancorp	35,587	543,058
Old Republic International Corp.	35,870	981,044
Pinnacle Financial Partners, Inc.	9,191	611,753
Primerica, Inc.	4,753	955,163
Prosperity Bancshares, Inc.	11,502	653,429
Reinsurance Group of America, Inc.	8,779	1,216,945
RenaissanceRe Holdings Ltd. (Bermuda)	6,619	1,243,644
RLI Corp.	5,097	670,357
SEI Investments Co.	13,654	847,367
Selective Insurance Group, Inc.	7,681	762,032
SLM Corp.	29,502	420,108
South State Corp.(c)	8,991	650,049
Starwood Property Trust, Inc.(c)	39,104	798,895
Stifel Financial Corp.	13,544	880,631
Synovus Financial Corp.	16,968	525,329
Texas Capital Bancshares, Inc.(b)	5,698	355,783
UMB Financial Corp.	5,065	320,159
United Bankshares, Inc.	16,299	490,274
Unum Group	24,207	1,190,742
Valley National Bancorp(c)	49,741	456,622
Voya Financial, Inc.	12,552	874,623
Webster Financial Corp.	21,040	892,306
Western Union Co. (The)	47,529	586,983
WEX, Inc.(b)	5,546	1,088,014
Wintrust Financial Corp.	7,388	573,383

		38,743,862

Health Care-8.54%
Acadia Healthcare Co., Inc.(b)	12,714	980,249
Azenta, Inc.(b)(c)	8,862	500,083
Bruker Corp.	12,597	826,363
Chemed Corp.	1,980	1,012,651

	Shares	Value
Health Care-(continued)
Encompass Health Corp.	13,384	$950,799
Enovis Corp.(b)	5,973	334,727
Envista Holdings Corp.(b)	21,021	673,092
Exelixis, Inc.(b)	44,142	988,339
Globus Medical, Inc., Class A(b)(c)	10,248	554,417
Haemonetics Corp.(b)	6,679	599,307
HealthEquity, Inc.(b)(c)	9,666	652,938
Integra LifeSciences Holdings Corp.(b)(c)	9,017	383,583
Jazz Pharmaceuticals PLC(b)	8,616	1,235,190
Lantheus Holdings, Inc.(b)	9,481	648,880
Masimo Corp.(b)(c)	6,536	746,934
Medpace Holdings, Inc.(b)	3,148	850,810
Neogen Corp.(b)(c)	27,750	641,580
Neurocrine Biosciences, Inc.(b)	12,845	1,398,692
Option Care Health, Inc.(b)	20,232	704,681
Patterson Cos., Inc.	10,977	329,749
Penumbra, Inc.(b)(c)	5,187	1,371,961
Perrigo Co. PLC.	17,181	601,335
QuidelOrtho Corp.(b)	7,270	598,757
Repligen Corp.(b)(c)	6,793	1,181,371
Shockwave Medical, Inc.(b)	4,794	1,056,550
Syneos Health, Inc.(b)	13,734	586,854
Tenet Healthcare Corp.(b)	14,323	1,110,892
United Therapeutics Corp.(b)	5,963	1,337,859

		22,858,643

Industrials-23.82%
Acuity Brands, Inc.(c)	3,988	643,185
Advanced Drainage Systems, Inc.	7,725	990,036
AECOM	17,702	1,553,350
AGCO Corp.	7,613	986,112
ASGN, Inc.(b)	6,206	509,885
Avis Budget Group, Inc.(b)(c)	2,950	629,500
Brink’s Co. (The)(c)	6,067	459,939
Builders FirstSource, Inc.(b)	18,966	2,750,829
CACI International, Inc., Class A(b)	3,106	1,018,799
Carlisle Cos., Inc.	6,549	1,722,518
Chart Industries, Inc.(b)(c)	4,905	885,745
Clean Harbors, Inc.(b)	6,303	1,067,350
Concentrix Corp.	6,020	480,577
Crane Co.	5,846	532,688
Curtiss-Wright Corp.	4,999	1,039,742
Donaldson Co., Inc.	15,969	1,019,940
EMCOR Group, Inc.	6,061	1,359,179
EnerSys	5,141	539,702
Esab Corp.	6,457	466,002
ExlService Holdings, Inc.(b)	21,955	641,745
Exponent, Inc.	6,476	581,933
Flowserve Corp.	15,877	628,253
Fluor Corp.(b)	17,010	595,180
Fortune Brands Innovations, Inc.	16,056	1,108,185
FTI Consulting, Inc.(b)(c)	4,648	863,691
GATX Corp.(c)	4,501	531,748
Genpact Ltd.	22,791	850,788
Graco, Inc.	21,407	1,689,869
GXO Logistics, Inc.(b)	15,212	973,112
Hertz Global Holdings, Inc.(b)(c)	19,897	337,254
Hexcel Corp.(c)	10,828	793,692
Hubbell, Inc.	6,841	2,230,508
Insperity, Inc.	4,353	441,089

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)–(continued)

August 31, 2023

	Shares	Value
Industrials-(continued)
ITT, Inc.	10,214	$1,044,688
JetBlue Airways Corp.(b)(c)	39,725	235,172
KBR, Inc.	17,873	1,099,547
Kirby Corp.(b)	7,662	634,643
Knight-Swift Transportation Holdings, Inc.	21,069	1,155,003
Landstar System, Inc.	4,647	882,047
Lincoln Electric Holdings, Inc.	7,236	1,392,641
ManpowerGroup, Inc.	6,499	512,576
MasTec, Inc.(b)(c)	7,407	736,922
Maximus, Inc.(c)	7,903	638,720
MDU Resources Group, Inc.	25,525	519,689
Middleby Corp. (The)(b)(c)	6,735	980,549
MSA Safety, Inc.(c)	4,720	862,250
MSC Industrial Direct Co., Inc., Class A(c)	6,076	620,117
nVent Electric PLC(c)	21,087	1,192,259
Oshkosh Corp.	7,972	827,733
Owens Corning	11,721	1,686,769
Paylocity Holding Corp.(b)	5,164	1,035,382
Regal Rexnord Corp.	8,025	1,301,575
Ryder System, Inc.	6,413	645,789
Saia, Inc.(b)	3,448	1,469,538
Science Applications International Corp.	7,053	829,856
Simpson Manufacturing Co., Inc.	5,200	830,752
Stericycle, Inc.(b)(c)	11,983	529,768
Sunrun, Inc.(b)(c)	27,370	427,793
Terex Corp.(c)	7,886	477,970
Tetra Tech, Inc.	6,806	1,070,924
Timken Co. (The)	7,755	592,637
Toro Co. (The)	13,207	1,351,340
Trex Co., Inc.(b)(c)	13,719	979,125
UFP Industries, Inc.	7,266	758,207
Valmont Industries, Inc.	2,679	679,126
Vicor Corp.(b)(c)	2,950	199,922
Watsco, Inc.(c)	4,223	1,539,495
Watts Water Technologies, Inc., Class A	3,334	629,359
Werner Enterprises, Inc.	7,923	329,676
Woodward, Inc.	7,832	1,013,226
XPO, Inc.(b)	15,103	1,127,137

		63,762,047

Information Technology-10.52%
ACI Worldwide, Inc.(b)(c)	14,106	342,494
Allegro MicroSystems, Inc. (Japan)(b)(c)	8,662	331,322
Amkor Technology, Inc.	12,720	355,651
Arrow Electronics, Inc.(b)	7,433	991,785
Aspen Technology, Inc.(b)(c)	3,903	757,182
Avnet, Inc.	11,476	582,407
Belden, Inc.	5,337	501,144
Blackbaud, Inc.(b)(c)	6,076	462,444
Calix, Inc.(b)	7,027	326,826
Ciena Corp.(b)(c)	21,837	1,091,413
Cirrus Logic, Inc.(b)	7,542	618,746
Cognex Corp.	23,462	1,104,591
Coherent Corp.(b)(c)	17,818	670,491
CommVault Systems, Inc.(b)	6,021	411,295
Crane NXT Co.	6,001	356,219
Dynatrace, Inc.(b)	29,882	1,440,312
IPG Photonics Corp.(b)	4,210	456,196
Jabil, Inc.	17,332	1,983,127
Kyndryl Holdings, Inc.(b)	26,525	447,742

	Shares	Value
Information Technology-(continued)
Lattice Semiconductor Corp.(b)	18,985	$1,846,481
Littelfuse, Inc.	3,260	870,681
MACOM Technology Solutions Holdings, Inc.(b)(c)	7,212	609,847
Manhattan Associates, Inc.(b)	8,488	1,719,839
National Instruments Corp.	17,840	1,063,264
NCR Corp.(b)	18,370	565,061
Novanta, Inc.(b)	4,758	794,491
Power Integrations, Inc.	7,354	617,883
Qualys, Inc.(b)(c)	4,644	722,839
Silicon Laboratories, Inc.(b)(c)	4,015	541,463
Super Micro Computer, Inc.(b)(c)	6,073	1,670,561
Synaptics, Inc.(b)(c)	5,379	470,878
TD SYNNEX Corp.	5,456	555,148
Teradata Corp.(b)	13,435	621,638
Universal Display Corp.	5,865	953,414
Vishay Intertechnology, Inc.	16,516	453,199
Vontier Corp.	20,496	643,779
Xerox Holdings Corp.	13,652	216,930

		28,168,783

Materials-6.52%
Alcoa Corp.	21,969	660,827
AptarGroup, Inc.	8,710	1,154,598
Ashland, Inc.	6,482	561,536
Avient Corp.	10,729	430,340
Axalta Coating Systems Ltd.(b)	28,323	801,541
Cabot Corp.	7,186	520,698
Chemours Co. (The)	15,797	537,414
Cleveland-Cliffs, Inc.(b)	61,520	940,641
Commercial Metals Co.	14,783	832,135
Eagle Materials, Inc.	4,778	904,571
Greif, Inc., Class A.	3,178	230,691
Louisiana-Pacific Corp.	8,788	549,074
NewMarket Corp.	877	411,874
Olin Corp.	15,235	883,935
Reliance Steel & Aluminum Co.	7,402	2,109,274
Royal Gold, Inc.	9,405	1,054,206
RPM International, Inc.(c)	16,622	1,657,878
Sensient Technologies Corp.(c)	5,230	322,220
Silgan Holdings, Inc.	10,986	495,798
Sonoco Products Co.	12,206	701,235
United States Steel Corp.(c)	28,033	871,546
Westlake Corp.	4,193	549,199
Worthington Industries, Inc.	3,654	275,037

		17,456,268

Real Estate-6.64%
Agree Realty Corp.	11,626	718,719
Apartment Income REIT Corp.	18,999	647,106
Brixmor Property Group, Inc.	37,051	814,381
Corporate Office Properties Trust(c)	13,802	357,196
Cousins Properties, Inc.	18,784	441,424
CubeSmart(c)	29,810	1,243,375
EastGroup Properties, Inc.	5,582	1,002,695
EPR Properties	9,646	431,948
First Industrial Realty Trust, Inc.	17,305	898,822
Healthcare Realty Trust, Inc.	48,621	851,840
Highwoods Properties, Inc.	12,365	294,658
Jones Lang LaSalle, Inc.(b)(c)	5,945	1,027,296
Kilroy Realty Corp.	12,847	474,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)–(continued)

August 31, 2023

	Shares	Value
Real Estate-(continued)
Kite Realty Group Trust(c)	26,620	$600,813
Lamar Advertising Co., Class A	11,562	1,054,686
Medical Properties Trust, Inc.(c)	70,617	509,855
NNN REIT, Inc.	23,911	941,854
Omega Healthcare Investors, Inc.(c)	30,304	964,273
Park Hotels & Resorts, Inc.(c)	27,085	347,500
Physicians Realty Trust(c)	29,722	413,433
PotlatchDeltic Corp.(c)	10,320	487,723
Rexford Industrial Realty, Inc.	25,128	1,343,594
Sabra Health Care REIT, Inc.	28,910	362,242
Spirit Realty Capital, Inc.	17,897	691,003
STAG Industrial, Inc.	23,520	859,186

		17,780,319

Utilities-2.93%
ALLETE, Inc.	7,329	402,362
Black Hills Corp.	8,446	464,530
Essential Utilities, Inc.	30,937	1,141,575
Hawaiian Electric Industries, Inc.	13,692	191,962
IDACORP, Inc.	6,629	635,323
National Fuel Gas Co.	11,760	631,982
New Jersey Resources Corp.	12,555	529,444
NorthWestern Corp.	7,317	368,777
OGE Energy Corp.	26,034	886,458
ONE Gas, Inc.(c)	6,918	501,348
Ormat Technologies, Inc.	6,817	517,683
Portland General Electric Co.	11,675	512,066
Spire, Inc.	6,547	382,410
UGI Corp.	26,350	663,493

		7,829,413

Total Common Stocks & Other Equity Interests (Cost $247,739,733)		267,362,705

	Shares	Value
Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e) (Cost $96,110)	96,110	$96,110

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $247,835,843)		267,458,815

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.94%
Invesco Private Government Fund, 5.30%(d)(e)(f)	9,701,199	9,701,199
Invesco Private Prime Fund, 5.51%(d)(e)(f)	24,945,939	24,945,939

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $34,647,138)		34,647,138

TOTAL INVESTMENTS IN SECURITIES-112.87% (Cost $282,482,981)		302,105,953
OTHER ASSETS LESS LIABILITIES-(12.87)%		(34,437,832)

NET ASSETS-100.00%		$267,668,121

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$64,731	$6,953,912	$(6,922,533)	$-	$-	$96,110	$5,037

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)–(continued)

August 31, 2023

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$8,622,571	$83,034,107	$(81,955,479)	$-	$-	$9,701,199	$433,227	*

Invesco Private Prime Fund	23,437,531	184,488,003	(182,976,726)	(1,850)	(1,019)	24,945,939	1,163,324	*

Total	$32,124,833	$274,476,022	$(271,854,738)	$(1,850)	$(1,019)	$34,743,248	$1,601,588

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco S&P MidCap Low Volatility ETF (XMLV)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Consumer Discretionary-9.58%
Gentex Corp.(b)	336,552	$10,991,788
Graham Holdings Co., Class B	18,868	11,062,874
Murphy USA, Inc.	33,965	10,788,643
Service Corp. International(b)	170,911	10,786,193
Texas Roadhouse, Inc.	104,305	10,858,151
Valvoline, Inc.	289,114	9,957,086
Wendy’s Co. (The)	581,913	11,516,058
Wyndham Hotels & Resorts, Inc.	134,568	10,145,082

		86,105,875

Consumer Staples-8.27%
BJ’s Wholesale Club Holdings, Inc.(c)	154,313	10,399,153
Casey’s General Stores, Inc.	50,372	12,311,420
Flowers Foods, Inc.	512,585	12,076,503
Ingredion, Inc.	141,122	14,522,865
Performance Food Group Co.(c)	182,099	11,313,811
Post Holdings, Inc.(b)(c)	152,620	13,691,540

		74,315,292

Energy-1.18%
DT Midstream, Inc.(b)	203,299	10,630,505

Financials-14.42%
American Financial Group, Inc.	101,054	11,714,180
Commerce Bancshares, Inc.	199,092	9,773,426
Essent Group Ltd.	197,374	9,912,122
Federated Hermes, Inc., Class B	323,058	11,229,496
FirstCash Holdings, Inc.	106,679	9,528,568
Hanover Insurance Group, Inc. (The)	101,168	10,796,649
MGIC Investment Corp.	620,573	10,909,673
Old Republic International Corp.	435,396	11,908,081
Primerica, Inc.	47,762	9,598,252
RLI Corp.	78,508	10,325,372
SEI Investments Co.	202,969	12,596,256
Selective Insurance Group, Inc.	114,198	11,329,584

		129,621,659

Health Care-4.10%
Chemed Corp.(b)	28,751	14,704,412
Encompass Health Corp.	144,302	10,251,214
Jazz Pharmaceuticals PLC(c)	83,004	11,899,453

		36,855,079

Industrials-21.83%
AECOM	141,715	12,435,491
BWX Technologies, Inc.	168,386	12,420,151
CACI International, Inc., Class A(c)	35,004	11,481,662
Curtiss-Wright Corp.(b)	55,138	11,468,153
Donaldson Co., Inc.	189,725	12,117,736
Exponent, Inc.	122,784	11,033,370
GATX Corp.(b)	88,401	10,443,694
Genpact Ltd.	327,699	12,233,004
Graco, Inc.	132,159	10,432,632
KBR, Inc.(b)	182,350	11,218,172
Landstar System, Inc.	56,812	10,783,486
Lincoln Electric Holdings, Inc.	58,997	11,354,563
MDU Resources Group, Inc.	586,092	11,932,833
MSC Industrial Direct Co., Inc., Class A(b)	127,823	13,045,615
Science Applications International Corp.(b)	111,471	13,115,678

	Shares	Value
Industrials-(continued)
Toro Co. (The)	110,804	$11,337,465
Werner Enterprises, Inc.(b)	224,686	9,349,184

		196,202,889

Information Technology-2.41%
Avnet, Inc.	224,369	11,386,727
CommVault Systems, Inc.(c)	150,749	10,297,664

		21,684,391

Materials-7.59%
AptarGroup, Inc.(b)	105,625	14,001,650
Ashland, Inc.	118,917	10,301,780
Graphic Packaging Holding Co.	450,095	10,010,113
NewMarket Corp.(b)	26,251	12,328,519
Silgan Holdings, Inc.	228,582	10,315,906
Sonoco Products Co.	195,743	11,245,435

		68,203,403

Real Estate-17.18%
Agree Realty Corp.	222,333	13,744,626
Apartment Income REIT Corp.	321,192	10,939,800
Brixmor Property Group, Inc.	446,959	9,824,159
Corporate Office Properties Trust(b)	389,891	10,090,379
EastGroup Properties, Inc.(b)	58,531	10,513,924
Equity LifeStyle Properties, Inc.(b)	151,563	10,148,658
First Industrial Realty Trust, Inc.	221,661	11,513,072
NNN REIT, Inc.	369,095	14,538,652
Omega Healthcare Investors, Inc.(b)	328,547	10,454,366
Physicians Realty Trust(b)	827,388	11,508,967
PotlatchDeltic Corp.(b)	202,817	9,585,131
Rayonier, Inc.(b)	329,805	9,861,169
Spirit Realty Capital, Inc.(b)	290,526	11,217,209
STAG Industrial, Inc.	286,749	10,474,941

		154,415,053

Utilities-13.37%
ALLETE, Inc.	199,566	10,956,173
Black Hills Corp.(b)	197,527	10,863,985
Essential Utilities, Inc.	305,445	11,270,921
Hawaiian Electric Industries, Inc.(b)	349,975	4,906,650
IDACORP, Inc.(b)	131,319	12,585,613
National Fuel Gas Co.	207,623	11,157,660
New Jersey Resources Corp.(b)	267,980	11,300,717
NorthWestern Corp.(b)	247,485	12,473,244
OGE Energy Corp.(b)	373,700	12,724,485
Portland General Electric Co.(b)	250,911	11,004,956
Spire, Inc.(b)	187,807	10,969,807

		120,214,211

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $888,123,791)		898,248,357

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-9.63%
Invesco Private Government Fund, 5.30%(d)(e)(f)	24,241,901	24,241,901

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Invesco S&P MidCap Low Volatility ETF (XMLV)–(continued)

August 31, 2023

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 5.51%(d)(e)(f)	62,336,320	$62,336,320

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $86,578,610)		86,578,221

TOTAL INVESTMENTS IN SECURITIES-109.56% (Cost $974,702,401)		984,826,578
OTHER ASSETS LESS LIABILITIES-(9.56)%		(85,921,944)

NET ASSETS-100.00%		$898,904,634

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$23,062,902	$(23,062,902)	$-	$-	$-	$14,403

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	39,630,321	401,090,957	(416,479,377)	-	-	24,241,901	1,571,300	*

Invesco Private Prime Fund	105,210,609	896,679,174	(939,558,885)	(3,308)	8,730	62,336,320	4,237,367	*

Total	$144,840,930	$1,320,833,033	$(1,379,101,164)	$(3,308)	$8,730	$86,578,221	$5,823,070

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-1.99%
AMC Networks, Inc., Class A(b)	6,118	$71,214
ATN International, Inc.	2,404	86,232
Cars.com, Inc.(b)	14,037	262,352
Cogent Communications Holdings, Inc.	10,448	737,420
Consolidated Communications Holdings, Inc.(b)	17,694	69,891
E.W. Scripps Co. (The), Class A(b)(c)	12,656	96,692
Lumen Technologies, Inc.	244,823	389,269
Marcus Corp. (The)	5,610	85,216
QuinStreet, Inc.(b)(c)	11,932	118,127
Scholastic Corp.	7,172	311,623
Shenandoah Telecommunications Co.(c)	11,433	259,986
Shutterstock, Inc.	5,827	245,375
Telephone & Data Systems, Inc.	22,103	474,993
Thryv Holdings, Inc.(b)(c)	7,098	144,728
Yelp, Inc.(b)	15,878	680,372

		4,033,490

Consumer Discretionary-13.54%
Aaron’s Co., Inc. (The)	6,271	75,691
Abercrombie & Fitch Co., Class A(b)	11,237	603,989
Academy Sports & Outdoors, Inc.(c)	18,427	1,005,561
Adtalem Global Education, Inc.(b)	11,096	486,560
American Axle & Manufacturing Holdings, Inc.(b)	24,730	186,712
American Eagle Outfitters, Inc.(c)	36,787	623,908
America’s Car-Mart, Inc.(b)(c)	1,197	133,238
Asbury Automotive Group, Inc.(b)(c)	4,973	1,143,790
BJ’s Restaurants, Inc.(b)(c)	5,294	155,697
Bloomin’ Brands, Inc.	19,726	553,512
Boot Barn Holdings, Inc.(b)(c)	6,772	621,331
Brinker International, Inc.(b)(c)	10,964	358,852
Buckle, Inc. (The)	6,654	243,137
Caleres, Inc.	6,696	191,974
Cavco Industries, Inc.(b)	1,721	481,054
Century Communities, Inc.	6,317	469,037
Cheesecake Factory, Inc. (The)	10,875	346,369
Chico’s FAS, Inc.(b)(c)	24,994	128,219
Chuy’s Holdings, Inc.(b)(c)	3,791	144,437
Cracker Barrel Old Country Store, Inc.	5,661	466,636
Dave & Buster’s Entertainment, Inc.(b)(c)	8,341	327,551
Designer Brands, Inc., Class A(c)	10,844	113,970
Dine Brands Global, Inc.(c)	3,562	195,126
Dorman Products, Inc.(b)(c)	6,768	558,428
Ethan Allen Interiors, Inc.(c)	4,910	154,076
Frontdoor, Inc.(b)	19,270	632,441
Gentherm, Inc.(b)(c)	7,650	460,607
G-III Apparel Group Ltd.(b)	8,373	166,204
Golden Entertainment, Inc.	5,027	183,033
Green Brick Partners, Inc.(b)	5,841	288,896
Group 1 Automotive, Inc.	3,276	866,240
Guess?, Inc.	6,872	165,340
Haverty Furniture Cos., Inc., (Acquired 12/03/2021 - 08/03/2023; Cost $82,573)(d)	2,904	90,895
Hibbett, Inc.(c)	2,972	137,633
Installed Building Products, Inc.	5,052	731,176

	Shares	Value
Consumer Discretionary-(continued)
Kontoor Brands, Inc.	11,213	$513,443
La-Z-Boy, Inc.	9,755	300,942
LCI Industries.	5,449	682,651
LGI Homes, Inc.(b)(c)	4,418	543,856
M.D.C. Holdings, Inc.	12,991	616,423
M/I Homes, Inc.(b)	6,316	620,105
MarineMax, Inc.(b)(c)	4,485	149,216
Meritage Homes Corp.	8,007	1,113,293
Mister Car Wash, Inc.(b)(c)	18,356	132,897
Monarch Casino & Resort, Inc.	3,047	205,368
Monro, Inc.(c)	7,286	238,544
Movado Group, Inc.	3,490	95,452
National Vision Holdings, Inc.(b)(c)	18,684	342,104
ODP Corp. (The)(b)	9,009	444,324
Oxford Industries, Inc.(c)	3,406	343,972
Patrick Industries, Inc.	4,500	376,380
Perdoceo Education Corp.	15,347	254,300
Sally Beauty Holdings, Inc.(b)(c)	23,953	243,362
Shake Shack, Inc., Class A(b)(c)	8,688	608,160
Shoe Carnival, Inc.(c)	3,630	83,962
Signet Jewelers Ltd.(c)	10,268	770,100
Sleep Number Corp.(b)(c)	4,686	119,868
Sonic Automotive, Inc., Class A(c)	3,687	196,591
Sonos, Inc.(b)(c)	29,176	402,045
Standard Motor Products, Inc.	4,363	161,562
Steven Madden Ltd.	16,735	577,357
Strategic Education, Inc.	5,516	427,490
Stride, Inc.(b)(c)	9,805	416,614
Sturm Ruger & Co., Inc.	4,214	217,358
Tri Pointe Homes, Inc.(b)	22,533	700,776
Upbound Group, Inc.(c)	10,642	325,858
Urban Outfitters, Inc.(b)	14,202	471,648
Vista Outdoor, Inc.(b)(c)	12,848	375,804
Winnebago Industries, Inc.	6,439	417,569
Wolverine World Wide, Inc.(c)	16,587	134,023
XPEL, Inc.(b)(c)(e)	4,329	360,606

		27,475,343

Consumer Staples-5.90%
Andersons, Inc. (The)	6,901	354,435
B&G Foods, Inc.(c)	16,886	215,972
Calavo Growers, Inc.(c)	4,364	143,838
Cal-Maine Foods, Inc.(c)	9,316	445,212
Central Garden & Pet Co., Class A(b)	12,099	493,639
Chefs’ Warehouse, Inc. (The)(b)(c)	8,111	231,488
Edgewell Personal Care Co.	11,851	456,975
elf Beauty, Inc.(b)	12,589	1,746,220
Fresh Del Monte Produce, Inc.	7,341	187,563
Hain Celestial Group, Inc. (The)(b)	22,143	234,494
Hostess Brands, Inc.(b)	31,574	899,228
Inter Parfums, Inc.	4,117	575,268
J&J Snack Foods Corp.	3,671	595,179
John B. Sanfilippo & Son, Inc.	2,101	210,835
Medifast, Inc.(c)	2,560	215,910
MGP Ingredients, Inc.(c)	3,549	425,525
National Beverage Corp.(b)(c)	5,915	303,499
Nu Skin Enterprises, Inc., Class A	11,462	273,827
PriceSmart, Inc.	6,066	482,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)–(continued)

August 31, 2023

	Shares	Value
Consumer Staples-(continued)
Simply Good Foods Co. (The)(b)(c)	21,065	$760,025
SpartanNash Co.	8,809	191,684
Tootsie Roll Industries, Inc.	4,535	145,800
TreeHouse Foods, Inc.(b)	12,165	565,916
United Natural Foods, Inc.(b)	16,801	338,204
Universal Corp.	5,868	279,434
USANA Health Sciences, Inc.(b)	2,617	168,247
Vector Group Ltd.	29,444	315,345
WD-40 Co.(c)	3,347	719,170

		11,975,058

Energy-5.16%
Archrock, Inc.	29,278	374,466
Bristow Group, Inc.(b)	5,679	157,308
Callon Petroleum Co.(b)(c)	11,293	443,024
Civitas Resources, Inc.	11,718	963,454
Comstock Resources, Inc.	20,601	252,568
CONSOL Energy, Inc.	6,894	593,160
Core Laboratories, Inc.	9,775	234,991
CVR Energy, Inc.(c)	6,094	199,274
Dorian LPG Ltd.	7,729	199,408
Dril-Quip, Inc.(b)(c)	7,371	203,292
Green Plains, Inc.(b)(c)	13,432	416,929
Helix Energy Solutions Group, Inc.(b)	30,390	308,155
Helmerich & Payne, Inc.	22,903	915,891
Nabors Industries Ltd.(b)(c)	1,778	196,807
Northern Oil and Gas, Inc.(c)	18,053	755,157
Oceaneering International, Inc.(b)	21,404	487,797
Oil States International, Inc.(b)	13,796	108,161
Par Pacific Holdings, Inc.(b)	12,191	418,761
Patterson-UTI Energy, Inc.	45,498	643,342
ProPetro Holding Corp.(b)	20,618	198,757
REX American Resources Corp.(b)	3,520	139,005
RPC, Inc.(c)	18,015	143,940
SM Energy Co.	27,010	1,142,793
Talos Energy, Inc.(b)	14,168	243,973
US Silica Holdings, Inc.(b)	16,366	201,793
Vital Energy, Inc.(b)(c)	3,783	228,077
World Kinect Corp.(c)	13,967	305,877

		10,476,160

Financials-15.81%
Ambac Financial Group, Inc.(b)	10,809	139,220
American Equity Investment Life Holding Co.(b)	15,841	850,345
Ameris Bancorp.	13,813	562,880
AMERISAFE, Inc.	4,452	230,614
Apollo Commercial Real Estate Finance, Inc.(c)	29,298	319,934
Assured Guaranty Ltd.	14,175	834,057
Atlantic Union Bankshares Corp.(c)	16,048	476,465
Avantax, Inc.(b)	9,101	190,393
Axos Financial, Inc.(b)(c)	11,727	505,316
Banc of California, Inc.(c)	11,126	139,409
BancFirst Corp.(c)	3,815	364,638
Bancorp, Inc. (The)(b)	11,891	436,519
BankUnited, Inc.	15,128	397,110
Banner Corp.(c)	7,581	330,153
Berkshire Hills Bancorp, Inc.	9,534	199,261
Bread Financial Holdings, Inc.(c)	10,648	400,152
Brookline Bancorp, Inc.	18,287	175,007

	Shares	Value
Financials-(continued)
Capitol Federal Financial, Inc.	27,714	$157,138
Central Pacific Financial Corp.	5,599	95,015
City Holding Co.(c)	3,237	295,732
Community Bank System, Inc.(c)	11,990	570,125
Customers Bancorp, Inc.(b)	5,790	203,461
CVB Financial Corp.(c)	26,111	455,898
Dime Community Bancshares, Inc.	6,814	145,206
Donnelley Financial Solutions, Inc.(b)	5,909	291,136
Eagle Bancorp, Inc.	6,473	155,740
Employers Holdings, Inc.	6,092	238,989
Encore Capital Group, Inc.(b)(c)	5,032	235,800
Enova International, Inc.(b)	6,868	346,491
EVERTEC, Inc.	15,042	595,212
EZCORP, Inc., Class A(b)(c)	12,522	105,310
FB Financial Corp.	7,394	224,630
First Bancorp	38,634	535,467
First Bancorp/Southern Pines NC(c)	8,571	254,044
First Commonwealth Financial Corp.	22,242	290,703
First Financial Bancorp	20,023	416,078
First Hawaiian, Inc.	26,628	503,536
Franklin BSP Realty Trust, Inc.(c)	19,405	274,387
Genworth Financial, Inc., Class A(b)	112,218	649,742
Green Dot Corp., Class A(b)	10,920	162,053
Hanmi Financial Corp.	6,377	110,450
Heritage Financial Corp.	7,872	135,556
Hilltop Holdings, Inc.(c)	10,119	307,516
Hope Bancorp, Inc.	25,241	244,080
Horace Mann Educators Corp.	9,455	270,980
Independent Bank Corp.	9,327	503,845
Independent Bank Group, Inc.(c)	7,203	303,967
James River Group Holdings Ltd.	8,789	127,968
Lakeland Financial Corp.(c)	5,652	294,639
Mercury General Corp.	6,307	180,443
Mr. Cooper Group, Inc.(b)	16,304	923,785
National Bank Holdings Corp., Class A	8,043	253,676
NBT Bancorp, Inc.	9,622	331,189
New York Mortgage Trust, Inc.(c)	22,537	214,552
NMI Holdings, Inc., Class A(b)	19,541	559,263
Northfield Bancorp, Inc.	9,004	94,902
Northwest Bancshares, Inc.(c)	27,955	307,505
OFG Bancorp	10,158	306,365
Pacific Premier Bancorp, Inc.	19,913	458,397
PacWest Bancorp	20,591	163,698
Palomar Holdings, Inc.(b)	5,766	294,124
Park National Corp.	3,125	318,000
Pathward Financial, Inc.	5,886	290,003
Payoneer Global, Inc.(b)(c)	44,873	277,764
Piper Sandler Cos	3,140	467,797
PRA Group, Inc.(b)	7,822	152,373
Preferred Bank(c)	2,803	174,094
ProAssurance Corp.	11,685	206,591
PROG Holdings, Inc.(b)(c)	11,587	397,434
Provident Financial Services, Inc.(c)	16,104	265,394
Radian Group, Inc.	37,387	1,012,440
Ready Capital Corp.(c)	22,165	242,042
Renasant Corp.(c)	11,833	329,549
S&T Bancorp, Inc.	8,432	238,879
Safety Insurance Group, Inc.	3,428	236,086
Seacoast Banking Corp. of Florida(c)	17,976	424,413
ServisFirst Bancshares, Inc.(c)	10,555	591,502

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)–(continued)

August 31, 2023

	Shares	Value
Financials-(continued)
Simmons First National Corp., Class A(c)	27,109	$483,082
SiriusPoint Ltd. (Bermuda)(b)(c)	21,103	233,399
Southside Bancshares, Inc.	6,705	201,821
Stellar Bancorp, Inc.(c)	9,747	207,319
Stewart Information Services Corp.(c)	6,767	313,447
StoneX Group, Inc.(b)	4,006	376,083
Tompkins Financial Corp.	2,673	138,809
Triumph Financial, Inc.(b)(c)	4,779	306,955
Trupanion, Inc.(b)(c)	8,585	255,232
TrustCo Bank Corp.	4,189	119,261
Trustmark Corp.	13,329	307,100
United Community Banks, Inc.(c)	23,893	645,111
United Fire Group, Inc.	4,807	95,034
Universal Insurance Holdings, Inc.	5,860	74,188
Veritex Holdings, Inc.	11,099	208,772
Virtus Investment Partners, Inc.(c)	1,504	311,478
Walker & Dunlop, Inc.	7,075	603,781
Washington Federal, Inc.	14,052	381,933
Westamerica Bancorporation	5,783	254,626
WisdomTree, Inc.	25,608	186,938
World Acceptance Corp.(b)(c)	782	105,421
WSFS Financial Corp.	12,794	502,804

		32,077,221

Health Care-9.65%
AdaptHealth Corp.(b)(c)	18,387	219,357
Addus HomeCare Corp.(b)	3,810	334,137
Agiliti, Inc.(b)(c)	7,398	71,391
AMN Healthcare Services, Inc.(b)	9,683	855,784
Amphastar Pharmaceuticals, Inc.(b)	9,018	480,750
AngioDynamics, Inc.(b)	9,024	72,463
ANI Pharmaceuticals, Inc.(b)(c)	2,768	178,231
Anika Therapeutics, Inc.(b)(c)	3,597	64,206
Apollo Medical Holdings, Inc.(b)(c)	9,123	345,397
Arcus Biosciences, Inc.(b)(c)	12,869	263,814
Artivion, Inc.(b)(c)	9,443	159,776
Avanos Medical, Inc.(b)	11,016	231,777
Avid Bioservices, Inc.(b)(c)	13,862	163,572
BioLife Solutions, Inc.(b)(c)	8,390	110,832
Catalyst Pharmaceuticals, Inc.(b)	23,222	326,037
Certara, Inc.(b)	28,957	467,945
Collegium Pharmaceutical, Inc.(b)(c)	8,565	200,592
Community Health Systems, Inc.(b)	25,982	87,819
Computer Programs and Systems, Inc.(b)	3,245	52,796
CONMED Corp.(c)	7,133	795,044
Corcept Therapeutics, Inc.(b)(c)	21,920	717,442
CorVel Corp.(b)	2,132	461,471
Cross Country Healthcare, Inc.(b)(c)	8,151	209,970
Cytek Biosciences, Inc.(b)(c)	18,702	142,135
Dynavax Technologies Corp.(b)(c)	28,517	409,504
Embecta Corp.(c)	13,833	253,559
Enanta Pharmaceuticals, Inc.(b)(c)	4,269	63,395
Enhabit, Inc.(b)(c)	9,631	123,373
Ensign Group, Inc. (The)	12,988	1,301,657
Fulgent Genetics, Inc.(b)(c)	4,868	159,476
Glaukos Corp.(b)	10,093	758,388
Harmony Biosciences Holdings, Inc.(b)(c)	6,951	251,974
HealthStream, Inc.	5,676	119,366
Innoviva, Inc.(b)(c)	15,613	199,066
Integer Holdings Corp.(b)	7,943	677,617

	Shares	Value
Health Care-(continued)
Ironwood Pharmaceuticals, Inc.(b)	31,117	$273,830
iTeos Therapeutics, Inc.(b)	6,266	75,599
LeMaitre Vascular, Inc.	4,654	269,048
Ligand Pharmaceuticals, Inc.(b)	3,712	244,138
Merit Medical Systems, Inc.(b)	13,628	889,636
ModivCare, Inc.(b)	2,772	88,981
Myriad Genetics, Inc.(b)	19,076	340,507
NeoGenomics, Inc.(b)	30,680	461,120
NextGen Healthcare, Inc.(b)	12,287	223,746
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(c)(f)	762	0
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(f)	762	0
OraSure Technologies, Inc.(b)	16,484	106,487
Orthofix Medical, Inc.(b)(c)	7,866	166,445
Owens & Minor, Inc.(b)	17,565	296,848
Pediatrix Medical Group, Inc.(b)(c)	18,919	267,325
Phibro Animal Health Corp., Class A	4,738	66,095
Prestige Consumer Healthcare, Inc.(b)	12,113	706,551
RadNet, Inc.(b)	11,316	378,068
REGENXBIO, Inc.(b)	7,929	140,343
Select Medical Holdings Corp.	24,113	704,341
Simulations Plus, Inc.	3,720	165,503
Supernus Pharmaceuticals, Inc.(b)	12,514	398,446
uniQure N.V. (Netherlands)(b)	9,482	82,588
US Physical Therapy, Inc.	3,441	346,956
Vanda Pharmaceuticals, Inc.(b)	12,738	66,110
Varex Imaging Corp.(b)(c)	9,667	190,150
Veradigm, Inc.(b)	25,914	346,729
Vericel Corp.(b)	10,872	356,928
Vir Biotechnology, Inc.(b)	19,299	244,325
Xencor, Inc.(b)	14,840	326,183
Zynex, Inc.(b)(c)	5,476	42,165

		19,595,304

Industrials-18.59%
3D Systems Corp.(b)(c)	26,830	169,297
AAON, Inc.	14,111	889,840
AAR Corp.(b)	7,372	454,115
ABM Industries, Inc.	15,000	681,300
AeroVironment, Inc.(b)	5,911	573,544
Alamo Group, Inc.	2,315	397,370
Albany International Corp., Class A	7,113	659,517
Allegiant Travel Co.	3,463	307,653
American Woodmark Corp.(b)	3,560	276,505
Apogee Enterprises, Inc.	4,710	237,667
Applied Industrial Technologies, Inc.	8,676	1,339,314
ArcBest Corp.	5,728	604,820
Arcosa, Inc.	10,687	835,937
Astec Industries, Inc.	4,673	256,174
AZZ, Inc.	5,321	261,261
Barnes Group, Inc.	11,729	460,950
Boise Cascade Co.	8,908	974,268
Brady Corp., Class A.	10,847	547,123
CIRCOR International, Inc.(b)	3,067	170,801
Comfort Systems USA, Inc.	8,273	1,526,948
CoreCivic, Inc.(b)	26,443	284,527
CSG Systems International, Inc.	7,031	381,854
Deluxe Corp.(c)	9,184	185,700
DXP Enterprises, Inc.(b)	3,826	136,091

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)–(continued)

August 31, 2023

	Shares	Value
Industrials-(continued)
Dycom Industries, Inc.(b)(c)	6,765	$676,026
Encore Wire Corp.(c)	4,027	663,690
Enerpac Tool Group Corp.	12,768	334,522
EnPro Industries, Inc.	4,392	599,025
Enviri Corp.(b)	18,500	137,825
ESCO Technologies, Inc.	5,828	623,654
Federal Signal Corp.	13,206	804,906
Forrester Research, Inc.(b)(c)	2,596	79,515
Forward Air Corp.	6,141	434,906
Franklin Electric Co., Inc.	8,798	850,855
GEO Group, Inc. (The)(b)(c)	29,742	215,332
Gibraltar Industries, Inc.(b)	6,634	497,749
GMS, Inc.(b)	9,635	668,091
Granite Construction, Inc.(c)	9,666	399,109
Greenbrier Cos., Inc. (The)	7,227	307,581
Griffon Corp.	10,263	429,712
Hawaiian Holdings, Inc.(b)(c)	11,082	95,084
Healthcare Services Group, Inc.	17,464	201,709
Heartland Express, Inc.	10,932	164,964
Heidrick & Struggles International, Inc.	4,426	117,245
Hillenbrand, Inc.	15,342	743,166
HNI Corp.	10,548	345,552
Hub Group, Inc., Class A(b)	7,657	597,552
Insteel Industries, Inc.	4,390	152,552
Interface, Inc.	12,396	128,051
John Bean Technologies Corp.	7,053	775,195
Kaman Corp.	6,319	141,735
Kelly Services, Inc., Class A	7,848	145,110
Kennametal, Inc.	17,137	453,616
Korn Ferry	11,734	598,199
Lindsay Corp.	2,505	310,870
Liquidity Services, Inc.(b)	5,410	98,732
Marten Transport Ltd.	13,431	282,051
MasterBrand, Inc.(b)	29,725	380,777
Matson, Inc.	8,386	736,962
Matthews International Corp., Class A	6,918	291,801
MillerKnoll, Inc.	16,538	315,876
Moog, Inc., Class A	6,345	737,035
Mueller Industries, Inc.(c)	12,148	937,340
MYR Group, Inc.(b)(c)	3,740	531,342
National Presto Industries, Inc.	1,128	84,431
NOW, Inc.(b)	24,060	268,750
NV5 Global, Inc.(b)(c)	2,787	283,661
OPENLANE, Inc.(b)	25,344	395,620
PGT Innovations, Inc.(b)(c)	12,980	365,906
Pitney Bowes, Inc.	36,905	121,417
Powell Industries, Inc.	2,064	173,314
Proto Labs, Inc.(b)(c)	5,826	171,867
Quanex Building Products Corp.	6,391	172,429
Resideo Technologies, Inc.(b)	32,656	550,580
Resources Connection, Inc.	7,042	109,221
RXO, Inc.(b)(c)	26,465	478,487
SkyWest, Inc.(b)	11,121	501,557
SPX Technologies, Inc.(b)	10,030	792,571
Standex International Corp.	2,751	422,636
Sun Country Airlines Holdings, Inc.(b)	7,754	115,457
Tennant Co.	4,139	341,178
Titan International, Inc.(b)	11,464	144,332
Trinity Industries, Inc.(c)	18,271	458,054
TrueBlue, Inc.(b)	7,251	109,708

	Shares	Value
Industrials-(continued)
TTEC Holdings, Inc.	4,143	$123,296
UniFirst Corp.	3,538	623,148
Veritiv Corp.	2,935	494,049
Verra Mobility Corp., Class A(b)	32,298	574,581
Wabash National Corp.(c)	10,276	231,724

		37,725,564

Information Technology-15.17%
A10 Networks, Inc.	16,274	242,320
Adeia, Inc.	24,034	241,782
ADTRAN Holdings, Inc.(c)	16,597	141,904
Advanced Energy Industries, Inc.	8,502	1,003,831
Agilysys, Inc.(b)	5,088	358,933
Alarm.com Holdings, Inc.(b)	11,909	697,510
Alpha & Omega Semiconductor Ltd.(b)(c)	5,226	164,880
Arlo Technologies, Inc.(b)(c)	21,922	214,178
Axcelis Technologies, Inc.(b)(c)	7,497	1,440,549
Badger Meter, Inc.	6,612	1,098,121
Benchmark Electronics, Inc.	8,208	211,274
Cerence, Inc.(b)(c)	9,564	249,620
CEVA, Inc.(b)(c)	6,022	139,831
Clearfield, Inc.(b)(c)	2,678	94,132
Cohu, Inc.(b)(c)	11,746	439,183
Corsair Gaming, Inc.(b)(c)	10,201	160,360
CTS Corp.	7,624	340,412
Digi International, Inc.(b)(c)	8,494	283,530
Digital Turbine, Inc.(b)(c)	21,953	195,601
Diodes, Inc.(b)	10,909	892,902
DoubleVerify Holdings, Inc.(b)	21,716	734,218
Ebix, Inc.(c)	5,179	86,489
ePlus, Inc.(b)(c)	5,980	396,952
Extreme Networks, Inc.(b)	29,076	798,136
Fabrinet (Thailand)(b)(c)	9,119	1,466,062
FormFactor, Inc.(b)	18,837	665,323
Harmonic, Inc.(b)(c)	26,403	281,984
Ichor Holdings Ltd.(b)	6,358	232,894
Insight Enterprises, Inc.(b)(c)	7,187	1,150,567
InterDigital, Inc.(c)	6,364	551,822
Itron, Inc.(b)(c)	10,327	706,470
Knowles Corp.(b)	23,149	371,079
Kulicke & Soffa Industries, Inc. (Singapore)(c)	12,984	671,662
LiveRamp Holdings, Inc.(b)	15,420	498,683
MaxLinear, Inc.(b)	18,075	424,763
Methode Electronics, Inc.	8,293	267,449
N-able, Inc.(b)	16,067	214,816
NETGEAR, Inc.(b)	7,052	92,945
NetScout Systems, Inc.(b)	16,765	479,982
OneSpan, Inc.(b)(c)	8,048	98,588
Onto Innovation, Inc.(b)	11,798	1,639,686
OSI Systems, Inc.(b)(c)	3,666	499,859
PC Connection, Inc.	2,682	142,468
PDF Solutions, Inc.(b)	7,134	259,250
Perficient, Inc.(b)(c)	8,584	547,573
Photronics, Inc.(b)	14,065	334,184
Plexus Corp.(b)(c)	6,473	657,333
Progress Software Corp.	10,747	653,848
Rambus, Inc.(b)	26,562	1,499,956
Rogers Corp.(b)(c)	4,738	684,688
Sanmina Corp.(b)	13,646	760,082
ScanSource, Inc.(b)	5,853	191,861

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)–(continued)

August 31, 2023

	Shares	Value
Information Technology-(continued)
SMART Global Holdings, Inc.(b)(c)	11,437	$295,418
SPS Commerce, Inc.(b)	8,210	1,528,127
TTM Technologies, Inc.(b)(c)	24,057	358,449
Ultra Clean Holdings, Inc.(b)	10,467	368,020
Veeco Instruments, Inc.(b)(c)	12,194	355,943
Viasat, Inc.(b)(c)	18,565	514,993
Viavi Solutions, Inc.(b)(c)	54,966	574,395
Xperi, Inc.(b)	10,293	121,457

		30,789,327

Materials-5.54%
AdvanSix, Inc.	5,953	196,925
American Vanguard Corp.	6,347	87,715
ATI, Inc.(b)(c)	28,250	1,280,572
Balchem Corp.(c)	7,246	1,018,063
Carpenter Technology Corp.	10,505	657,928
Century Aluminum Co.(b)(c)	11,239	83,618
Clearwater Paper Corp.(b)	3,846	147,263
Compass Minerals International, Inc.	7,544	227,452
FutureFuel Corp.	5,829	41,269
H.B. Fuller Co.(c)	12,179	883,343
Hawkins, Inc.	4,258	264,805
Haynes International, Inc.	2,701	131,836
Innospec, Inc.	5,498	590,595
Kaiser Aluminum Corp.	3,396	257,824
Koppers Holdings, Inc.	4,494	172,075
Livent Corp.(b)(c)	39,080	839,048
Materion Corp.	4,604	500,869
Mativ Holdings, Inc., Class A	11,797	193,471
Mercer International, Inc. (Germany)(c)	9,073	82,474
Minerals Technologies, Inc.	7,791	476,030
Myers Industries, Inc.	8,237	154,938
O-I Glass, Inc.(b)	35,373	702,508
Olympic Steel, Inc.	2,049	109,662
Quaker Chemical Corp.	3,135	556,400
Stepan Co.	4,784	417,500
SunCoke Energy, Inc.	18,099	168,321
Sylvamo Corp.	7,105	296,776
TimkenSteel Corp.(b)(c)	8,646	189,434
Trinseo PLC	6,671	70,246
Warrior Met Coal, Inc.	11,489	454,505

		11,253,465

Real Estate-6.35%
Acadia Realty Trust(c)	20,984	312,452
Alexander & Baldwin, Inc.	16,661	300,065
Anywhere Real Estate, Inc.(b)	24,535	160,950
Armada Hoffler Properties, Inc.	15,564	177,274
Brandywine Realty Trust	36,458	182,290
CareTrust REIT, Inc.(c)	23,975	483,096
Chatham Lodging Trust	11,071	108,274
Community Healthcare Trust, Inc.	5,418	179,823
Cushman & Wakefield PLC(b)(c)	35,405	325,372
DiamondRock Hospitality Co.	47,921	386,243
Easterly Government Properties, Inc.(c)	20,990	280,636
Elme Communities	19,821	304,847
Essential Properties Realty Trust, Inc.	33,826	812,501
Four Corners Property Trust, Inc.	19,971	502,470
Getty Realty Corp.(c)	10,105	303,352
Global Net Lease, Inc.	22,918	260,119
Hudson Pacific Properties, Inc.(c)	27,295	185,879

	Shares	Value
Real Estate-(continued)
Innovative Industrial Properties, Inc.(c)	6,408	$559,290
JBG SMITH Properties, (Acquired 06/16/2023 - 08/03/2023; Cost $337,670)(c)(d)	21,966	344,427
LTC Properties, Inc.	9,460	310,856
LXP Industrial Trust	65,886	647,001
Marcus & Millichap, Inc.(c)	5,523	183,916
Office Properties Income Trust(c)	10,405	76,997
Outfront Media, Inc.	34,527	391,881
Pebblebrook Hotel Trust(c)	30,611	442,941
RE/MAX Holdings, Inc., Class A	4,231	68,542
Retail Opportunity Investments Corp.	27,303	367,498
RPT Realty	18,680	211,831
Safehold, Inc.(b)	9,789	208,310
Service Properties Trust	37,718	311,551
SITE Centers Corp.	40,628	542,384
St. Joe Co. (The)	8,397	518,431
Summit Hotel Properties, Inc.	24,286	141,102
Sunstone Hotel Investors, Inc.(c)	48,192	432,764
Tanger Factory Outlet Centers, Inc.(c)	23,619	549,142
Universal Health Realty Income Trust(c)	2,950	137,559
Urban Edge Properties(c)	25,817	422,366
Veris Residential, Inc.(b)(c)	18,312	340,786
Whitestone REIT	10,583	105,830
Xenia Hotels & Resorts, Inc.(c)	25,204	297,407

		12,878,455

Utilities-2.25%
American States Water Co.	8,801	741,132
Avista Corp.	17,771	591,597
California Water Service Group	13,340	670,335
Chesapeake Utilities Corp.	4,253	468,255
Middlesex Water Co.	4,234	318,651
Northwest Natural Holding Co.	8,340	327,595
Otter Tail Corp.(c)	9,902	815,628
SJW Group	6,715	441,578
Unitil Corp.	3,819	186,444

		4,561,215

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $186,180,668)		202,840,602

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-21.20%
Invesco Private Government Fund, 5.30%(g)(h)(i)	11,755,881	11,755,881
Invesco Private Prime Fund, 5.51%(g)(h)(i)	31,259,276	31,259,276

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $43,013,983)		43,015,157

TOTAL INVESTMENTS IN SECURITIES-121.15% (Cost $229,194,651)		245,855,759
OTHER ASSETS LESS LIABILITIES-(21.15)%		(42,918,031)

NET ASSETS-100.00%		$202,937,728

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)–(continued)

August 31, 2023

Investment Abbreviations:

REIT-Real Estate Investment Trust

Rts. -Rights

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)	Restricted security. The aggregate value of these securities at August 31, 2023 was $435,322, which represented less than 1% of the Fund’s Net Assets.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2023 represented less than 1% of the Fund’s Net Assets.

(f)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(g)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$196,134	$4,655,994	$(4,852,128)	$-	$-	$-	$2,536

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	5,047,410	57,760,668	(51,052,197)	-	-	11,755,881	359,428	*

Invesco Private Prime Fund	12,979,055	125,616,793	(107,334,822)	(88)	(1,662)	31,259,276	967,830	*

Total	$18,222,599	$188,033,455	$(163,239,147)	$(88)	$(1,662)	$43,015,157	$1,329,794

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(h)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.75%
Communication Services-5.59%
ATN International, Inc.(b)	4,278	$153,452
Cogent Communications Holdings, Inc.	6,302	444,795
John Wiley & Sons, Inc., Class A	8,746	325,001
Scholastic Corp.	3,384	147,035

		1,070,283

Consumer Discretionary-12.20%
Buckle, Inc. (The)	8,160	298,166
Cracker Barrel Old Country Store, Inc.	4,175	344,145
Ethan Allen Interiors, Inc.(b)	10,763	337,743
Guess?, Inc.(b)	17,910	430,914
Haverty Furniture Cos., Inc., (Acquired 07/31/2023 - 08/23/2023; Cost $281,021)(c)	7,902	247,333
M.D.C. Holdings, Inc.(b)	6,495	308,188
Movado Group, Inc.	13,480	368,678

		2,335,167

Consumer Staples-14.83%
Cal-Maine Foods, Inc.(b)	13,013	621,891
Fresh Del Monte Produce, Inc.	6,830	174,507
J&J Snack Foods Corp.	786	127,434
Medifast, Inc.(b)	5,210	439,411
Nu Skin Enterprises, Inc., Class A(b)	11,532	275,500
SpartanNash Co.	12,033	261,838
Universal Corp.	9,336	444,580
Vector Group Ltd.(b)	35,022	375,086
WD-40 Co.(b)	548	117,749

		2,837,996

Energy-4.38%
Archrock, Inc.	37,462	479,139
California Resources Corp.	3,167	176,845
World Kinect Corp.(b)	8,311	182,011

		837,995

Financials-25.10%
Apollo Commercial Real Estate Finance, Inc.(b)	41,672	455,058
ARMOUR Residential REIT, Inc.(b)	113,838	558,945
Ellington Financial, Inc.	36,787	491,842
KKR Real Estate Finance Trust, Inc.	43,398	542,909
New York Mortgage Trust, Inc.(b)	56,544	538,299
PennyMac Mortgage Investment Trust(b)	35,675	478,402
Ready Capital Corp.(b)	48,674	531,520
Redwood Trust, Inc.(b)	76,034	609,032
Two Harbors Investment Corp.(b)	43,419	597,880

		4,803,887

Health Care-1.21%
Phibro Animal Health Corp., Class A	16,600	231,570

Industrials-10.27%
Deluxe Corp.	27,019	546,324
Healthcare Services Group, Inc.(b)	14,055	162,335
HNI Corp.(b)	11,296	370,057
Kennametal, Inc.(b)	6,857	181,505
Resources Connection, Inc.	15,515	240,638

Investment Abbreviations:
REIT -Real Estate Investment Trust

	Shares	Value
Industrials-(continued)
Trinity Industries, Inc.(b)	10,593	$265,566
TTEC Holdings, Inc.(b)	6,688	199,035

		1,965,460

Information Technology-1.51%
Adeia, Inc.	11,097	111,636
Benchmark Electronics, Inc.	6,897	177,529

		289,165

Materials-6.19%
FutureFuel Corp.	20,284	143,611
Haynes International, Inc.	2,501	122,074
Mercer International, Inc. (Germany)(b)	30,924	281,099
Myers Industries, Inc.(b)	9,938	186,934
SunCoke Energy, Inc.	33,667	313,103
Sylvamo Corp.	3,291	137,465

		1,184,286

Real Estate-11.00%
Brandywine Realty Trust(b)	126,323	631,615
Easterly Government Properties, Inc.(b)	35,245	471,226
Global Net Lease, Inc.	52,628	597,328
Outfront Media, Inc.	35,624	404,332

		2,104,501

Utilities-7.47%
American States Water Co.	1,475	124,210
Avista Corp.	8,282	275,708
California Water Service Group	2,664	133,866
Chesapeake Utilities Corp.(b)	1,078	118,688
Northwest Natural Holding Co.	7,253	284,898
Otter Tail Corp.(b)	1,816	149,584
SJW Group	2,090	137,438
Unitil Corp.	4,180	204,067

		1,428,459

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.75% (Cost $21,930,693)		19,088,769

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-32.18%
Invesco Private Government Fund, 5.30%(d)(e)(f)	1,724,212	1,724,212
Invesco Private Prime Fund, 5.51%(d)(e)(f)	4,433,688	4,433,688

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,157,799)		6,157,900

TOTAL INVESTMENTS IN SECURITIES-131.93% (Cost $28,088,492)		25,246,669
OTHER ASSETS LESS LIABILITIES-(31.93)%		(6,110,018)

NET ASSETS-100.00%		$19,136,651

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)	Restricted security. The value of this security at August 31, 2023 represented 1.29% of the Fund’s Net Assets.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$923,660	$(923,660)	$-	$-	$-	$442

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	993,717	14,400,536	(13,670,041)	-	-	1,724,212	53,735	*

Invesco Private Prime Fund	2,555,685	33,946,069	(32,067,902)	24	(188)	4,433,688	144,516	*

Total	$3,549,402	$49,270,265	$(46,661,603)	$24	$(188)	$6,157,900	$198,693

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Invesco S&P SmallCap Low Volatility ETF (XSLV)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.86%
Communication Services-2.62%
Cogent Communications Holdings, Inc.(b)	57,588	$4,064,561
Madison Square Garden Sports Corp., Class A	17,967	3,198,126
Marcus Corp. (The)(b)	226,257	3,436,844

		10,699,531

Consumer Discretionary-3.88%
Monarch Casino & Resort, Inc.	45,307	3,053,692
Perdoceo Education Corp.	182,454	3,023,263
Standard Motor Products, Inc.	83,669	3,098,263
Strategic Education, Inc.	46,180	3,578,950
Sturm Ruger & Co., Inc.	59,816	3,085,309

		15,839,477

Consumer Staples-13.05%
Central Garden & Pet Co., Class A(c)	81,860	3,339,888
Edgewell Personal Care Co.	92,514	3,567,340
Fresh Del Monte Produce, Inc.	130,979	3,346,513
Hostess Brands, Inc.(b)(c)	169,515	4,827,787
J&J Snack Foods Corp.	23,107	3,746,338
John B. Sanfilippo & Son, Inc.(b)	31,345	3,145,471
National Beverage Corp.(b)(c)	58,882	3,021,235
PriceSmart, Inc.	45,750	3,636,210
Simply Good Foods Co. (The)(b)(c)	88,064	3,177,349
SpartanNash Co.	137,103	2,983,361
Tootsie Roll Industries, Inc.(b)	119,710	3,848,677
TreeHouse Foods, Inc.(c)	81,555	3,793,939
Universal Corp.(b)	92,328	4,396,659
USANA Health Sciences, Inc.(b)(c)	51,138	3,287,662
Vector Group Ltd.	291,546	3,122,458

		53,240,887

Financials-16.86%
AMERISAFE, Inc.	69,107	3,579,742
Artisan Partners Asset Management, Inc., Class A(b)	79,547	3,056,196
Assured Guaranty Ltd.(b)	51,532	3,032,143
City Holding Co.(b)	41,312	3,774,264
Ellington Financial, Inc.	238,360	3,186,873
Employers Holdings, Inc.	87,984	3,451,612
EVERTEC, Inc.	81,375	3,220,009
First Commonwealth Financial Corp.(b)	217,995	2,849,195
Horace Mann Educators Corp.	133,972	3,839,637
NMI Holdings, Inc., Class A(c)	111,874	3,201,834
Northfield Bancorp, Inc.	305,465	3,219,601
Northwest Bancshares, Inc.(b)	296,466	3,261,126
OFG Bancorp	99,362	2,996,758
Preferred Bank(b)	46,552	2,891,345
Radian Group, Inc.	133,202	3,607,110
S&T Bancorp, Inc.(b)	104,584	2,962,865
Safety Insurance Group, Inc.	53,679	3,696,873
Southside Bancshares, Inc.(b)	91,906	2,766,371
TrustCo Bank Corp.	110,144	3,135,800
Westamerica Bancorporation	70,505	3,104,335
WisdomTree, Inc.(b)	542,742	3,962,016

		68,795,705

	Shares	Value
Health Care-7.76%
CorVel Corp.(b)(c)	15,841	$3,428,784
Ensign Group, Inc. (The)	38,630	3,871,499
HealthStream, Inc.	182,933	3,847,081
Innoviva, Inc.(b)(c)	262,325	3,344,644
Ironwood Pharmaceuticals, Inc.(b)(c)	341,730	3,007,224
Merit Medical Systems, Inc.(c)	49,586	3,236,974
NextGen Healthcare, Inc.(b)(c)	207,398	3,776,718
Prestige Consumer Healthcare, Inc.(b)(c)	65,186	3,802,299
Supernus Pharmaceuticals, Inc.(b)(c)	105,391	3,355,649

		31,670,872

Industrials-18.65%
AAR Corp.(c)	54,447	3,353,935
ABM Industries, Inc.	77,021	3,498,294
Alamo Group, Inc.	18,234	3,129,866
Albany International Corp., Class A	39,644	3,675,792
Apogee Enterprises, Inc.	63,591	3,208,802
Barnes Group, Inc.	82,388	3,237,848
Brady Corp., Class A(b)	84,130	4,243,517
CSG Systems International, Inc.(b)	64,158	3,484,421
Enerpac Tool Group Corp.(b)	113,553	2,975,089
ESCO Technologies, Inc.	31,700	3,392,217
Federal Signal Corp.	57,655	3,514,072
Franklin Electric Co., Inc.	35,836	3,465,700
Granite Construction, Inc.(b)	71,080	2,934,893
Heartland Express, Inc.(b)	224,050	3,380,914
Hub Group, Inc., Class A(c)	35,969	2,807,021
Korn Ferry	61,433	3,131,854
Marten Transport Ltd.	141,991	2,981,811
Moog, Inc., Class A	27,924	3,243,652
National Presto Industries, Inc.(b)	47,843	3,581,049
Standex International Corp.	20,713	3,182,138
Tennant Co.	36,830	3,035,897
UniFirst Corp.	22,178	3,906,211
Verra Mobility Corp., Class A(c)	153,432	2,729,555

		76,094,548

Information Technology-7.00%
A10 Networks, Inc.	202,787	3,019,498
Badger Meter, Inc.	19,407	3,223,115
Benchmark Electronics, Inc.	130,638	3,362,622
Insight Enterprises, Inc.(b)(c)	26,822	4,293,934
NetScout Systems, Inc.(c)	110,739	3,170,458
OSI Systems, Inc.(c)	30,010	4,091,863
Plexus Corp.(c)	33,992	3,451,888
Progress Software Corp.	65,051	3,957,703

		28,571,081

Materials-4.29%
Balchem Corp.(b)	24,969	3,508,144
H.B. Fuller Co.(b)	44,749	3,245,645
Hawkins, Inc.	61,504	3,824,934
Innospec, Inc.(b)	34,069	3,659,692
Stepan Co.	37,402	3,264,073

		17,502,488

Real Estate-18.77%
Alexander & Baldwin, Inc.	191,734	3,453,129
American Assets Trust, Inc.	138,355	2,962,181

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Invesco S&P SmallCap Low Volatility ETF (XSLV)–(continued)

August 31, 2023

	Shares	Value
Real Estate-(continued)
Armada Hoffler Properties, Inc.(b)	277,513	$3,160,873
CareTrust REIT, Inc.(b)	192,578	3,880,447
Centerspace(b)	55,467	3,590,934
Community Healthcare Trust, Inc.(b)	111,351	3,695,740
Easterly Government Properties, Inc.(b)	243,286	3,252,734
Elme Communities	235,383	3,620,191
Essential Properties Realty Trust, Inc.(b)	162,363	3,899,959
Four Corners Property Trust, Inc.	182,178	4,583,599
Getty Realty Corp.(b)	137,483	4,127,240
LTC Properties, Inc.(b)	125,012	4,107,894
LXP Industrial Trust(b)	346,887	3,406,430
Marcus & Millichap, Inc.(b)	85,617	2,851,046
Phillips Edison & Co., Inc.(b)	104,927	3,552,828
Retail Opportunity Investments Corp.(b)	242,057	3,258,087
Saul Centers, Inc.(b)	85,467	3,210,141
SITE Centers Corp.(b)	224,767	3,000,639
Tanger Factory Outlet Centers, Inc.(b)	124,045	2,884,046
Universal Health Realty Income Trust(b)	80,340	3,746,254
Urban Edge Properties	189,981	3,108,089
Whitestone REIT	322,645	3,226,450

		76,578,931

Utilities-6.98%
American States Water Co.	40,983	3,451,178
Avista Corp.(b)	107,486	3,578,209
California Water Service Group	68,975	3,465,994
Chesapeake Utilities Corp.	34,266	3,772,687

	Shares	Value
Utilities-(continued)
Middlesex Water Co.	41,879	$3,151,814
Northwest Natural Holding Co.(b)	98,690	3,876,543
SJW Group	54,487	3,583,065
Unitil Corp.	73,597	3,593,005

		28,472,495

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $418,978,229)		407,466,015

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-13.48%
Invesco Private Government Fund, 5.30%(d)(e)(f)	13,093,200	13,093,200
Invesco Private Prime Fund, 5.51%(d)(e)(f)	41,909,242	41,909,242

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $55,003,130)		55,002,442

TOTAL INVESTMENTS IN SECURITIES-113.34% (Cost $473,981,359)		462,468,457
OTHER ASSETS LESS LIABILITIES-(13.34)%		(54,442,812)

NET ASSETS-100.00%.		$408,025,645

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)	Non-income producing security.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$21,057,036	$(21,057,036)	$-	$-	$ -	$11,068

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	26,145,358	218,102,265	(231,154,423)	-	-	13,093,200	993,751	*

Invesco Private Prime Fund	67,155,529	438,121,339	(463,365,316)	(5,709)	3,399	41,909,242	2,711,133	*

Total	$93,300,887	$677,280,640	$(715,576,775)	$(5,709)	$3,399	$55,002,442	$3,715,952

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Invesco S&P SmallCap Low Volatility ETF (XSLV)–(continued)

August 31, 2023

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Invesco S&P SmallCap Quality ETF (XSHQ)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-0.47%
Scholastic Corp.	5,231	$227,287

Consumer Discretionary-16.11%
Academy Sports & Outdoors, Inc.(b)	17,290	943,515
Asbury Automotive Group, Inc.(b)(c)	4,692	1,079,160
Buckle, Inc. (The)	7,794	284,793
Caleres, Inc.	5,940	170,300
Chico’s FAS, Inc.(c)	23,201	119,021
Designer Brands, Inc., Class A(b)	7,398	77,753
Ethan Allen Interiors, Inc.(b)	4,218	132,361
Green Brick Partners, Inc.(c)	4,337	214,508
Haverty Furniture Cos., Inc., (Acquired 11/03/2021 - 08/15/2023; Cost $67,009)(d)	2,229	69,768
Hibbett, Inc.	2,155	99,798
Installed Building Products, Inc.	4,701	680,376
Kontoor Brands, Inc.	8,992	411,744
LCI Industries	4,441	556,369
M/I Homes, Inc.(c)	4,640	455,555
Monarch Casino & Resort, Inc.	2,522	169,983
Movado Group, Inc.	2,489	68,074
Patrick Industries, Inc.	3,274	273,837
Signet Jewelers Ltd.(b)	7,618	571,350
Steven Madden Ltd.	17,186	592,917
Sturm Ruger & Co., Inc.	5,066	261,304
Tri Pointe Homes, Inc.(c)	16,993	528,482

		7,760,968

Consumer Staples-4.30%
Cal-Maine Foods, Inc.(b)	12,105	578,498
John B. Sanfilippo & Son, Inc.	1,477	148,217
Medifast, Inc.(b)	4,051	341,661
National Beverage Corp.(b)(c)	6,467	331,822
USANA Health Sciences, Inc.(b)(c)	2,265	145,617
WD-40 Co.(b)	2,450	526,431

		2,072,246

Energy-13.44%
Callon Petroleum Co.(b)(c)	10,642	417,486
Civitas Resources, Inc.(b)	11,322	930,895
Comstock Resources, Inc.	22,785	279,344
CONSOL Energy, Inc.	9,307	800,774
CVR Energy, Inc.(b)	6,869	224,616
Dorian LPG Ltd.	6,589	169,996
Helmerich & Payne, Inc.	16,554	661,994
Par Pacific Holdings, Inc.(c)	16,425	564,199
Patterson-UTI Energy, Inc.	34,880	493,203
RPC, Inc.(b)	14,746	117,821
SM Energy Co.	27,798	1,176,133
Talos Energy, Inc.(c)	13,228	227,786
US Silica Holdings, Inc.(c)	12,472	153,780
Vital Energy, Inc.(b)(c)	4,226	254,786

		6,472,813

Financials-13.04%
Ambac Financial Group, Inc.(c)	8,640	111,283
American Equity Investment Life Holding Co.(c)	19,381	1,040,372
AMERISAFE, Inc.	3,714	192,385

	Shares	Value
Financials-(continued)
BancFirst Corp.(b)	2,990	$285,784
Bancorp, Inc. (The)(b)(c)	9,974	366,146
Central Pacific Financial Corp.	3,900	66,183
Donnelley Financial Solutions, Inc.(b)(c)	5,299	261,082
EVERTEC, Inc.	20,199	799,275
First Bancorp	31,249	433,111
Lakeland Financial Corp.(b)	4,397	229,216
NMI Holdings, Inc., Class A(c)	15,615	446,901
OFG Bancorp	7,840	236,454
Palomar Holdings, Inc.(b)(c)	4,207	214,599
Pathward Financial, Inc.	5,014	247,040
Preferred Bank(b)	2,409	149,623
Radian Group, Inc.	28,048	759,540
Virtus Investment Partners, Inc.(b)	1,020	211,242
Westamerica Bancorporation	5,245	230,937

		6,281,173

Health Care-6.23%
AMN Healthcare Services, Inc.(b)(c)	10,209	902,271
Amphastar Pharmaceuticals, Inc.(c)	6,300	335,853
Catalyst Pharmaceuticals, Inc.(b)(c)	27,694	388,824
CorVel Corp.(b)(c)	2,197	475,540
Cross Country Healthcare, Inc.(c)	7,050	181,608
Innoviva, Inc.(c)	12,297	156,787
Ironwood Pharmaceuticals, Inc.(b)(c)	29,075	255,860
Vanda Pharmaceuticals, Inc.(b)(c)	9,930	51,537
Vir Biotechnology, Inc.(b)(c)	17,200	217,752
Zynex, Inc.(b)(c)	4,810	37,037

		3,003,069

Industrials-26.19%
Apogee Enterprises, Inc.	4,215	212,689
Applied Industrial Technologies, Inc.	6,950	1,072,871
ArcBest Corp.(b)	4,363	460,689
Arcosa, Inc.	7,873	615,826
Boise Cascade Co.	7,162	783,308
Brady Corp., Class A	8,674	437,517
Comfort Systems USA, Inc.(b)	6,833	1,261,167
Encore Wire Corp.(b)	3,984	656,603
EnPro Industries, Inc.	3,942	537,649
Forrester Research, Inc.(b)(c)	1,804	55,257
Forward Air Corp.(b)	5,431	384,623
Hillenbrand, Inc.	16,031	776,542
HNI Corp.	7,869	257,788
Hub Group, Inc., Class A(b)(c)	5,482	427,815
Korn Ferry	8,970	457,291
Liquidity Services, Inc.(b)(c)	4,029	73,529
Marten Transport Ltd.	10,396	218,316
MasterBrand, Inc.(c)	27,879	357,130
Matson, Inc.(b)	7,158	629,045
Mueller Industries, Inc.(b)	12,296	948,759
OPENLANE, Inc.(b)(c)	21,729	339,190
Quanex Building Products Corp.	4,913	132,553
Resources Connection, Inc.	5,442	84,405
Standex International Corp.	2,443	375,318
Titan International, Inc.(b)(c)	12,028	151,433
TrueBlue, Inc.(c)	5,412	81,884

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Invesco S&P SmallCap Quality ETF (XSHQ)–(continued)

August 31, 2023

	Shares	Value
Industrials-(continued)
Veritiv Corp.	3,657	$615,583
Wabash National Corp.(b)	9,514	214,541

		12,619,321

Information Technology-14.63%
A10 Networks, Inc.	16,584	246,936
Badger Meter, Inc.	5,715	949,147
Diodes, Inc.(c)	8,499	695,643
Extreme Networks, Inc.(c)	29,001	796,077
InterDigital, Inc.(b)	4,641	402,421
Kulicke & Soffa Industries, Inc. (Singapore)(b)	12,344	638,555
MaxLinear, Inc.(c)	15,332	360,302
PDF Solutions, Inc.(c)	6,037	219,385
Photronics, Inc.(c)	11,735	278,824
Progress Software Corp.	8,207	499,314
Rambus, Inc.(c)	24,960	1,409,491
Sanmina Corp.(b)(c)	9,961	554,828

		7,050,923

Materials-4.19%
AdvanSix, Inc.	4,462	147,603
FutureFuel Corp.	6,033	42,714
Innospec, Inc.(b)	4,180	449,015
Myers Industries, Inc.(b)	6,001	112,879
O-I Glass, Inc.(c)	25,569	507,800
Olympic Steel, Inc.	1,650	88,308
SunCoke Energy, Inc.	12,930	120,249
Warrior Met Coal, Inc.	13,896	549,726

		2,018,294

	Shares	Value
Utilities-1.34%
Otter Tail Corp.(b)	7,865	$647,840

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $44,095,262)		48,153,934

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-23.11%
Invesco Private Government Fund, 5.30%(e)(f)(g)	3,117,246	3,117,246
Invesco Private Prime Fund, 5.51%(e)(f)(g)	8,015,776	8,015,776

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,133,022)		11,133,022

TOTAL INVESTMENTS IN SECURITIES-123.05% (Cost $55,228,284)		59,286,956
OTHER ASSETS LESS LIABILITIES-(23.05)%		(11,107,504)

NET ASSETS-100.00%.		$48,179,452

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)	Non-income producing security.
(d)	Restricted security. The value of this security at August 31, 2023 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$30,502	$723,999	$(754,501)	$-	$-	$ -	$500

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,816,125	26,505,160	(25,204,039)	-	-	3,117,246	97,724	*

Invesco Private Prime Fund	4,670,036	53,292,791	(49,946,115)	(164)	(772)	8,015,776	262,036	*

Total	$6,516,663	$80,521,950	$(75,904,655)	$(164)	$(772)	$11,133,022	$360,260

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Invesco S&P SmallCap Quality ETF (XSHQ)–(continued)

August 31, 2023

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Statements of Assets and Liabilities

August 31, 2023

	Invesco ESG S&P 500 Equal Weight ETF (RSPE)	Invesco MSCI USA ETF (PBUS)	Invesco Russell 1000 Equal Weight ETF (EQAL)	Invesco S&P 500® Enhanced Value ETF (SPVU)	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)
Assets:
Unaffiliated investments in securities, at value(a)	$11,414,410	$3,031,914,514	$658,175,813	$90,660,222	$46,514,051
Affiliated investments in securities, at value	983,343	79,402,938	84,695,275	535,759	115,997
Receivable for:
Dividends	25,136	4,163,311	1,042,980	404,811	120,996
Securities lending	89	62,900	60,087	85	787
Investments sold	-	11,056,644	-	-	-
Fund shares sold	-	18,010,912	-	-	-
Foreign tax reclaims	-	1,122	-	-	-

Total assets	12,422,978	3,144,612,341	743,974,155	91,600,877	46,751,831

Liabilities:
Due to custodian	7,706	74	168,409	239,261	88,036
Payable for:
Investments purchased	-	31,881,950	-	-	-
Collateral upon return of securities loaned	922,624	77,017,552	84,286,987	346,757	116,005
Fund shares repurchased	-	-	-	-	-
Accrued unitary management fees	2,081	91,300	111,238	10,562	10,014
Accrued tax expenses	-	-	-	-	-

Total liabilities	932,411	108,990,876	84,566,634	596,580	214,055

Net Assets	$11,490,567	$3,035,621,465	$659,407,521	$91,004,297	$46,537,776

Net assets consist of:
Shares of beneficial interest	$12,228,643	$2,920,884,022	$793,327,343	$117,995,476	$72,906,211
Distributable earnings (loss)	(738,076)	114,737,443	(133,919,822)	(26,991,179)	(26,368,435)

Net Assets	$11,490,567	$3,035,621,465	$659,407,521	$91,004,297	$46,537,776

Shares outstanding (unlimited amount authorized, $0.01 par value)	500,001	67,475,001	15,600,001	2,210,001	1,000,001
Net asset value	$22.98	$44.99	$42.27	$41.18	$46.54

Market price	$22.99	$44.99	$42.28	$41.19	$46.53

Unaffiliated investments in securities, at cost	$11,479,973	$2,878,308,374	$654,227,972	$98,941,024	$46,062,527

Affiliated investments in securities, at cost	$995,787	$79,605,094	$84,815,096	$627,544	$116,005

(a) Includes securities on loan with an aggregate value of:	$901,402	$74,414,898	$82,598,483	$337,622	$112,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Invesco S&P 500® High Beta ETF (SPHB)	Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)	Invesco S&P 500® Low Volatility ETF (SPLV)	Invesco S&P 500 Minimum Variance ETF (SPMV)	Invesco S&P 500® Momentum ETF (SPMO)	Invesco S&P 500 QVM Multi-factor ETF (QVML)	Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)	Invesco S&P MidCap Low Volatility ETF (XMLV)

$580,589,695	$3,120,989,164	$8,707,342,239	$22,756,249	$197,504,699	$847,909,185	$267,362,705	$898,248,357
78,045,281	103,421,731	223,296,683	-	-	14,784,437	34,743,248	86,578,221

580,482	18,074,860	22,744,382	35,424	474,610	1,408,005	238,914	1,422,322
6,635	9,313	147,040	-	2	13,560	5,243	9,468
-	413,291	11,070,829	-	-	-	-	3,100,744
-	1,240,846	20,347,297	-	-	-	-	-
-	-	-	-	-	-	-	-

659,222,093	3,244,149,205	8,984,948,470	22,791,673	197,979,311	864,115,187	302,350,110	989,359,112

634,054	12,918,805	12,329,016	14,405	386,124	215,677	-	576,924

-	1,239,873	20,328,494	-	-	-	-	-
72,007,462	103,424,087	223,297,472	-	-	14,618,773	34,647,138	86,578,610
-	413,615	11,082,398	-	-	-	-	3,102,745
129,063	808,000	1,895,456	1,877	21,075	78,296	33,872	196,199
-	-	-	-	-	-	979	-

72,770,579	118,804,380	268,932,836	16,282	407,199	14,912,746	34,681,989	90,454,478

$586,451,514	$3,125,344,825	$8,716,015,634	$22,775,391	$197,572,112	$849,202,441	$267,668,121	$898,904,634

$840,525,906	$4,270,898,658	$11,606,294,256	$22,847,185	$214,762,459	$832,085,196	$269,048,345	$1,601,052,865
(254,074,392)	(1,145,553,833)	(2,890,278,622)	(71,794)	(17,190,347)	17,117,245	(1,380,224)	(702,148,231)

$586,451,514	$3,125,344,825	$8,716,015,634	$22,775,391	$197,572,112	$849,202,441	$267,668,121	$898,904,634

7,710,000	75,920,000	142,290,000	600,001	3,390,001	32,200,001	10,960,001	17,450,000
$76.06	$41.17	$61.26	$37.96	$58.28	$26.37	$24.42	$51.51

$76.05	$41.16	$61.25	$37.94	$58.33	$26.38	$24.42	$51.50

$617,044,348	$3,415,203,018	$8,908,948,750	$21,742,039	$186,012,221	$785,742,627	$247,739,733	$888,123,791

$80,104,556	$103,424,087	$223,297,472	$-	$-	$14,861,232	$34,743,248	$86,578,610

$70,775,877	$101,591,784	$217,353,568	$-	$-	$14,303,838	$33,971,805	$84,177,182

102

Statements of Assets and Liabilities–(continued)

August 31, 2023

	Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)	Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)	Invesco S&P SmallCap Low Volatility ETF (XSLV)	Invesco S&P SmallCap Quality ETF (XSHQ)
Assets:
Unaffiliated investments in securities, at value(a)	$202,840,602	$19,088,769	$407,466,015	$48,153,934
Affiliated investments in securities, at value	43,015,157	6,157,900	55,002,442	11,133,022
Receivable for:
Dividends	210,849	64,550	669,790	57,911
Securities lending	4,991	887	6,305	1,266
Investments sold	369,232	-	1,661,445	469,139
Fund shares sold	-	-	4,138,198	-

Total assets	246,440,831	25,312,106	468,944,195	59,815,272

Liabilities:
Due to custodian	91,621	12,809	35,650	20,946
Payable for:
Investments purchased	371,670	-	4,125,535	469,979
Collateral upon return of securities loaned	43,013,983	6,157,799	55,003,130	11,133,022
Fund shares repurchased	-	-	1,664,778	-
Accrued unitary management fees	25,829	4,847	89,457	11,873

Total liabilities	43,503,103	6,175,455	60,918,550	11,635,820

Net Assets	$202,937,728	$19,136,651	$408,025,645	$48,179,452

Net assets consist of:
Shares of beneficial interest	$195,941,519	$33,517,510	$1,139,062,843	$53,221,566
Distributable earnings (loss)	6,996,209	(14,380,859)	(731,037,198)	(5,042,114)

Net Assets	$202,937,728	$19,136,651	$408,025,645	$48,179,452

Shares outstanding (unlimited amount authorized, $0.01 par value)	8,720,001	1,200,001	9,860,000	1,300,001
Net asset value	$23.27	$15.95	$41.38	$37.06

Market price	$23.30	$15.95	$41.40	$37.10

Unaffiliated investments in securities, at cost	$186,180,668	$21,930,693	$418,978,229	$44,095,262

Affiliated investments in securities, at cost	$43,013,983	$6,157,799	$55,003,130	$11,133,022

(a) Includes securities on loan with an aggregate value of:	$42,088,460	$5,991,633	$53,634,510	$10,949,319

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

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104

Statements of Operations

For the year ended August 31, 2023

	Invesco ESG S&P 500 Equal Weight ETF (RSPE)	Invesco MSCI USA ETF (PBUS)	Invesco Russell 1000 Equal Weight ETF (EQAL)	Invesco S&P 500® Enhanced Value ETF (SPVU)	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)
Investment income:
Unaffiliated dividend income	$227,597	$38,124,303	$11,901,717	$3,778,695	$1,332,223
Affiliated dividend income	2,928	36,724	26,875	13,257	329
Non-cash dividend income	-	25,429	15,095	-	-
Securities lending income, net	644	256,046	805,290	2,011	4,929
Foreign withholding tax	-	(11,893)	(16,004)	-	-

Total investment income	231,169	38,430,609	12,732,973	3,793,963	1,337,481

Expenses:
Unitary management fees	21,740	931,219	1,213,337	157,648	130,602
Tax expenses	-	-	-	-	-

Total expenses	21,740	931,219	1,213,337	157,648	130,602

Less: Waivers	-	(578)	(267)	(63)	(9)

Net expenses	21,740	930,641	1,213,070	157,585	130,593

Net investment income	209,429	37,499,968	11,519,903	3,636,378	1,206,888

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(403,646)	(37,121,387)	(42,721,914)	(10,400,424)	(1,188,490)
Affiliated investment securities	(2,928)	(8,430)	(18,557)	(3,796)	(787)
Unaffiliated in-kind redemptions	209,829	49,948,940	17,385,283	3,938,841	1,608,222
Affiliated in-kind redemptions	(645)	(663)	259	(25,172)	-

Net realized gain (loss)	(197,390)	12,818,460	(25,354,929)	(6,490,551)	418,945

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	835,365	294,228,583	35,729,473	3,695,815	(1,333,416)
Affiliated investment securities	(1,693)	(10,861)	2,212	897	(8)

Change in net unrealized appreciation (depreciation)	833,672	294,217,722	35,731,685	3,696,712	(1,333,424)

Net realized and unrealized gain (loss)	636,282	307,036,182	10,376,756	(2,793,839)	(914,479)

Net increase (decrease) in net assets resulting from operations	$845,711	$344,536,150	$21,896,659	$842,539	$292,409

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

Invesco S&P 500® High Beta ETF (SPHB)	Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)	Invesco S&P 500® Low Volatility ETF (SPLV)	Invesco S&P 500 Minimum Variance ETF (SPMV)	Invesco S&P 500® Momentum ETF (SPMO)	Invesco S&P 500 QVM Multi-factor ETF (QVML)	Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)	Invesco S&P MidCap Low Volatility ETF (XMLV)

$4,674,361	$162,262,320	$256,858,939	$456,796	$4,393,177	$15,098,140	$4,114,825	$27,958,658
236,269	32,400	144,040	266	2,630	25,691	5,037	14,403
-	-	-	-	-	-	-	-
113,652	348,586	571,802	-	16	50,683	111,913	229,382
(18,262)	-	-	-	-	(4,198)	-	-

5,006,020	162,643,306	257,574,781	457,062	4,395,823	15,170,316	4,231,775	28,202,443

1,387,957	10,750,026	24,813,053	22,638	236,552	918,524	382,150	2,665,322
-	-	-	-	-	-	979	-

1,387,957	10,750,026	24,813,053	22,638	236,552	918,524	383,129	2,665,322

(129)	(958)	(3,578)	(8)	(73)	(421)	(129)	(405)

1,387,828	10,749,068	24,809,475	22,630	236,479	918,103	383,000	2,664,917

3,618,192	151,894,238	232,765,306	434,432	4,159,344	14,252,213	3,848,775	25,537,526

(86,899,469)	(174,502,452)	(566,473,522)	(967,159)	(20,725,988)	(25,901,061)	(12,000,856)	(88,730,586)

(165,618)	(3,472)	(27,058)	-	(73)	(20,152)	(1,019)	8,730
38,060,496	103,549,665	251,422,112	1,057,399	7,740,229	31,565,078	2,330,767	63,730,701
(356,882)	-	-	-	-	(8,401)	-	-

(49,361,473)	(70,956,259)	(315,078,468)	90,240	(12,985,832)	5,635,464	(9,671,108)	(24,991,155)

99,908,817	(174,939,569)	(38,059,155)	699,937	20,271,754	94,613,717	31,246,649	9,422,644
(68,856)	(4,292)	(797)	-	-	5,152	(1,850)	(3,308)

99,839,961	(174,943,861)	(38,059,952)	699,937	20,271,754	94,618,869	31,244,799	9,419,336

50,478,488	(245,900,120)	(353,138,420)	790,177	7,285,922	100,254,333	21,573,691	(15,571,819)

$54,096,680	$(94,005,882)	$(120,373,114)	$1,224,609	$11,445,266	$114,506,546	$25,422,466	$9,965,707

106

Statements of Operations–(continued)

For the year ended August 31, 2023

	Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)	Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)	Invesco S&P SmallCap Low Volatility ETF (XSLV)	Invesco S&P SmallCap Quality ETF (XSHQ)
Investment income:
Unaffiliated dividend income	$2,399,918	$1,112,464	$16,560,082	$510,087
Affiliated dividend income	2,536	442	11,068	500
Non-cash dividend income	79,799	-	-	64,498
Securities lending income, net	56,952	12,617	135,782	11,810
Foreign withholding tax	(2,606)	-	(10,457)	(2,256)

Total investment income	2,536,599	1,125,523	16,696,475	584,639

Expenses:
Unitary management fees	211,820	62,523	1,495,999	92,074

Less: Waivers	(66)	(13)	(308)	(13)

Net expenses	211,754	62,510	1,495,691	92,061

Net investment income	2,324,845	1,063,013	15,200,784	492,578

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(7,582,587)	(4,038,361)	(88,823,924)	(3,631,344)
Affiliated investment securities	(1,662)	(188)	3,399	(772)
In-kind redemptions	237,792	(626,787)	(9,354,826)	2,126,193

Net realized gain (loss)	(7,346,457)	(4,665,336)	(98,175,351)	(1,505,923)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	18,839,324	535,538	39,112,024	5,353,019
Affiliated investment securities	(88)	24	(5,709)	(164)

Change in net unrealized appreciation	18,839,236	535,562	39,106,315	5,352,855

Net realized and unrealized gain (loss)	11,492,779	(4,129,774)	(59,069,036)	3,846,932

Net increase (decrease) in net assets resulting from operations	$13,817,624	$(3,066,761)	$(43,868,252)	$4,339,510

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

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108

Statements of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	Invesco ESG S&P 500		Invesco MSCI USA
	Equal Weight ETF (RSPE)		ETF (PBUS)
	2023	2022(a)	2023	2022
Operations:
Net investment income	$209,429	$81,490	$37,499,968	$34,352,167
Net realized gain (loss)	(197,390)	(205,237)	12,818,460	21,128,398
Change in net unrealized appreciation (depreciation)	833,672	(911,679)	294,217,722	(413,171,140)

Net increase (decrease) in net assets resulting from operations	845,711	(1,035,426)	344,536,150	(357,690,575)

Distributions to Shareholders from:
Distributable earnings	(202,615)	(59,420)	(37,261,216)	(33,386,819)

Shareholder Transactions:
Proceeds from shares sold	4,541,830	13,000,263	746,359,472	798,972,770
Value of shares repurchased	(3,262,900)	(2,336,876)	(299,058,051)	(301,051,848)

Net increase (decrease) in net assets resulting from share transactions	1,278,930	10,663,387	447,301,421	497,920,922

Net increase (decrease) in net assets	1,922,026	9,568,541	754,576,355	106,843,528

Net assets:
Beginning of period	9,568,541	-	2,281,045,110	2,174,201,582

End of period	$11,490,567	$9,568,541	$3,035,621,465	$2,281,045,110

Changes in Shares Outstanding:
Shares sold	200,000	550,001	16,925,000	17,625,000
Shares repurchased	(150,000)	(100,000)	(7,175,000)	(7,025,000)
Shares outstanding, beginning of period	450,001	-	57,725,001	47,125,001

Shares outstanding, end of period	500,001	450,001	67,475,001	57,725,001

(a)	For the period November 15, 2021 (commencement of investment operations) through August 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

Invesco Russell 1000 Equal Weight ETF (EQAL)		Invesco S&P 500® Enhanced Value ETF (SPVU)		Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)		Invesco S&P 500® High Beta ETF (SPHB)
2023	2022	2023	2022	2023	2022	2023	2022

$11,519,903	$11,153,118	$3,636,378	$3,710,308	$1,206,888	$1,041,567	$3,618,192	$7,042,119
(25,354,929)	65,999,313	(6,490,551)	2,895,557	418,945	2,875,716	(49,361,473)	64,821,130
35,731,685	(152,904,219)	3,696,712	(14,863,841)	(1,333,424)	(5,390,862)	99,839,961	(214,789,976)

21,896,659	(75,751,788)	842,539	(8,257,976)	292,409	(1,473,579)	54,096,680	(142,926,727)

(11,211,391)	(9,835,744)	(3,745,870)	(3,841,875)	(1,214,873)	(942,341)	(3,617,061)	(9,212,158)

125,436,020	348,997,842	75,497,290	124,174,209	10,985,778	30,026,387	821,389,561	1,458,860,906
(94,181,729)	(319,583,356)	(126,224,423)	(112,682,821)	(17,615,459)	(25,776,836)	(813,101,879)	(2,458,379,161)

31,254,291	29,414,486	(50,727,133)	11,491,388	(6,629,681)	4,249,551	8,287,682	(999,518,255)

41,939,559	(56,173,046)	(53,630,464)	(608,463)	(7,552,145)	1,833,631	58,767,301	(1,151,657,140)

617,467,962	673,641,008	144,634,761	145,243,224	54,089,921	52,256,290	527,684,213	1,679,341,353

$659,407,521	$617,467,962	$91,004,297	$144,634,761	$46,537,776	$54,089,921	$586,451,514	$527,684,213

3,075,000	7,675,000	1,830,000	2,850,000	230,000	610,000	11,680,000	19,510,000
(2,350,000)	(7,350,000)	(3,180,000)	(2,710,000)	(370,000)	(530,000)	(12,150,000)	(33,800,000)
14,875,001	14,550,001	3,560,001	3,420,001	1,140,001	1,060,001	8,180,000	22,470,000

15,600,001	14,875,001	2,210,001	3,560,001	1,000,001	1,140,001	7,710,000	8,180,000

110

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2023 and 2022

	Invesco S&P 500® High Dividend		Invesco S&P 500® Low Volatility
	Low Volatility ETF (SPHD)		ETF (SPLV)
	2023	2022	2023	2022
Operations:
Net investment income	$151,894,238	$121,037,141	$232,765,306	$194,673,336
Net realized gain (loss)	(70,956,259)	252,639,920	(315,078,468)	324,559,313
Change in net unrealized appreciation (depreciation)	(174,943,861)	(308,891,811)	(38,059,952)	(639,723,215)

Net increase (decrease) in net assets resulting from operations	(94,005,882)	64,785,250	(120,373,114)	(120,490,566)

Distributions to Shareholders from:
Distributable earnings	(149,959,572)	(125,648,308)	(227,021,350)	(184,314,118)

Shareholder Transactions:
Proceeds from shares sold	1,158,655,819	2,955,523,073	3,109,749,035	11,438,901,638
Value of shares repurchased	(1,597,329,380)	(2,121,152,437)	(5,019,323,675)	(8,378,589,464)

Net increase (decrease) in net assets resulting from share transactions	(438,673,561)	834,370,636	(1,909,574,640)	3,060,312,174

Net increase (decrease) in net assets	(682,639,015)	773,507,578	(2,256,969,104)	2,755,507,490

Net assets:
Beginning of period	3,807,983,840	3,034,476,262	10,972,984,738	8,217,477,248

End of period	$3,125,344,825	$3,807,983,840	$8,716,015,634	$10,972,984,738

Changes in Shares Outstanding:
Shares sold	26,430,000	65,160,000	49,610,000	175,850,000
Shares repurchased	(37,230,000)	(47,030,000)	(80,970,000)	(130,450,000)
Shares outstanding, beginning of period	86,720,000	68,590,000	173,650,000	128,250,000

Shares outstanding, end of period	75,920,000	86,720,000	142,290,000	173,650,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

111

Invesco S&P 500 Minimum Variance ETF (SPMV)		Invesco S&P 500® Momentum ETF (SPMO)		Invesco S&P 500 QVM Multi-factor ETF (QVML)		Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)
2023	2022	2023	2022	2023	2022	2023	2022

$434,432	$390,471	$4,159,344	$1,163,067	$14,252,213	$11,454,017	$3,848,775	$2,871,550
90,240	1,337,908	(12,985,832)	6,175,309	5,635,464	(13,947,376)	(9,671,108)	(5,923,959)
699,937	(2,791,894)	20,271,754	(21,800,268)	94,618,869	(72,535,505)	31,244,799	(15,758,068)

1,224,609	(1,063,515)	11,445,266	(14,461,892)	114,506,546	(75,028,864)	25,422,466	(18,810,477)

(418,555)	(388,980)	(3,947,923)	(829,817)	(14,198,526)	(11,101,222)	(3,932,590)	(2,703,549)

6,156,009	7,405,986	184,709,966	158,290,370	274,360,733	68,913,195	13,190,356	80,341,091
(5,764,893)	(8,652,212)	(108,608,457)	(117,191,064)	(249,520,869)	(51,583,392)	(11,374,029)	(21,014,578)

391,116	(1,246,226)	76,101,509	41,099,306	24,839,864	17,329,803	1,816,327	59,326,513

1,197,170	(2,698,721)	83,598,852	25,807,597	125,147,884	(68,800,283)	23,306,203	37,812,487

21,578,221	24,276,942	113,973,260	88,165,663	724,054,557	792,854,840	244,361,918	206,549,431

$22,775,391	$21,578,221	$197,572,112	$113,973,260	$849,202,441	$724,054,557	$267,668,121	$244,361,918

170,000	190,000	3,280,000	2,620,000	11,750,000	2,650,000	600,000	3,620,000
(160,000)	(220,000)	(1,990,000)	(1,910,000)	(10,250,000)	(1,950,000)	(510,000)	(840,000)
590,001	620,001	2,100,001	1,390,001	30,700,001	30,000,001	10,870,001	8,090,001

600,001	590,001	3,390,001	2,100,001	32,200,001	30,700,001	10,960,001	10,870,001

112

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2023 and 2022

			Invesco S&P SmallCap 600
	Invesco S&P MidCap Low Volatility ETF (XMLV)		QVM Multi-factor ETF (QVMS)
	2023	2022	2023	2022
Operations:
Net investment income	$25,537,526	$22,667,581	$2,324,845	$744,683
Net realized gain (loss)	(24,991,155)	96,861,468	(7,346,457)	(1,422,673)
Change in net unrealized appreciation (depreciation)	9,419,336	(163,634,830)	18,839,236	(2,281,545)

Net increase (decrease) in net assets resulting from operations	9,965,707	(44,105,781)	13,817,624	(2,959,535)

Distributions to Shareholders from:
Distributable earnings	(25,580,808)	(20,814,914)	(2,116,823)	(693,438)

Shareholder Transactions:
Proceeds from shares sold	307,556,578	446,920,753	94,043,570	55,719,315
Value of shares repurchased	(556,086,436)	(672,492,539)	(1,117,471)	(4,861,690)

Net increase (decrease) in net assets resulting from share transactions	(248,529,858)	(225,571,786)	92,926,099	50,857,625

Net increase (decrease) in net assets	(264,144,959)	(290,492,481)	104,626,900	47,204,652

Net assets:
Beginning of period	1,163,049,593	1,453,542,074	98,310,828	51,106,176

End of period	$898,904,634	$1,163,049,593	$202,937,728	$98,310,828

Changes in Shares Outstanding:
Shares sold	5,610,000	8,100,000	4,330,000	2,600,000
Shares repurchased	(10,300,000)	(12,250,000)	(50,000)	(200,000)
Shares outstanding, beginning of period	22,140,000	26,290,000	4,440,001	2,040,001

Shares outstanding, end of period	17,450,000	22,140,000	8,720,001	4,440,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

113

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)		Invesco S&P SmallCap Low Volatility ETF (XSLV)		Invesco S&P SmallCap Quality ETF (XSHQ)
2023	2022	2023	2022	2023	2022

$1,063,013	$921,613	$15,200,784	$20,665,810	$492,578	$557,833
(4,665,336)	615,048	(98,175,351)	82,105,323	(1,505,923)	540,962
535,562	(4,912,096)	39,106,315	(152,441,776)	5,352,855	(4,570,285)

(3,066,761)	(3,375,435)	(43,868,252)	(49,670,643)	4,339,510	(3,471,490)

(1,539,401)	(1,098,492)	(17,648,492)	(16,976,552)	(507,211)	(579,588)

9,918,697	14,720,369	53,944,271	407,638,705	34,367,485	38,651,925
(11,052,463)	(7,059,610)	(310,766,146)	(769,813,289)	(18,703,064)	(45,948,411)

(1,133,766)	7,660,759	(256,821,875)	(362,174,584)	15,664,421	(7,296,486)

(5,739,928)	3,186,832	(318,338,619)	(428,821,779)	19,496,720	(11,347,564)

24,876,579	21,689,747	726,364,264	1,155,186,043	28,682,732	40,030,296

$19,136,651	$24,876,579	$408,025,645	$726,364,264	$48,179,452	$28,682,732

550,000	690,000	1,220,000	8,350,000	980,000	1,040,000
(660,000)	(320,000)	(7,480,000)	(15,930,000)	(550,000)	(1,240,000)
1,310,001	940,001	16,120,000	23,700,000	870,001	1,070,001

1,200,001	1,310,001	9,860,000	16,120,000	1,300,001	870,001

114

Financial Highlights

Invesco ESG S&P 500 Equal Weight ETF (RSPE)

	Year Ended August 31, 2023	For the Period November 15, 2021(a) Through August 31, 2022
Per Share Operating Performance:
Net asset value at beginning of period	$21.26	$25.00

Net investment income(b)	0.43	0.34
Net realized and unrealized gain (loss) on investments	1.71	(3.81)

Total from investment operations	2.14	(3.47)

Distributions to shareholders from:
Net investment income	(0.42)	(0.27)

Net asset value at end of period	$22.98	$21.26

Market price at end of period(c)	$22.99	$21.28

Net Asset Value Total Return(d)	10.21%	(13.93	)%(e)
Market Price Total Return(d)	10.15%	(13.85	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$11,491	$9,569
Ratio to average net assets of:
Expenses	0.20%	0.20	%(f)
Net investment income	1.93%	1.85	%(f)
Portfolio turnover rate(g)	33%	45%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (November 17, 2021, the first day of trading on the exchange) to August 31, 2022 was (13.61)%. The market price total return from Fund Inception to August 31, 2022 was (13.57)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

115

Financial Highlights–(continued)

Invesco MSCI USA ETF (PBUS)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$39.52	$46.14	$35.42	$29.16	$29.09

Net investment income(a)	0.65	0.63	0.57	0.56	0.48
Net realized and unrealized gain (loss) on investments	5.47	(6.63)	10.58	6.21	0.19

Total from investment operations	6.12	(6.00)	11.15	6.77	0.67

Distributions to shareholders from:
Net investment income	(0.65)	(0.61)	(0.43)	(0.51)	(0.53)
Net realized gains	-	(0.01)	-	-	(0.07)

Total distributions	(0.65)	(0.62)	(0.43)	(0.51)	(0.60)

Net asset value at end of year	$44.99	$39.52	$46.14	$35.42	$29.16

Market price at end of year(b)	$44.99	$39.55	$46.14	$35.61	$29.16

Net Asset Value Total Return(c)	15.72%	(13.10)%	31.79%	23.71%	2.48%
Market Price Total Return(c)	15.63%	(13.03)%	31.07%	24.36%	2.48%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$3,035,621	$2,281,045	$2,174,202	$8,855	$2,916
Ratio to average net assets of:
Expenses	0.04%	0.04%	0.04%	0.04%	0.29	%(d)
Net investment income	1.61%	1.44%	1.32%	1.82%	1.70	%(d)
Portfolio turnover rate(e)	3%	3%	6%	5%	5%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.25%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Russell 1000 Equal Weight ETF (EQAL)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$41.51	$46.30	$33.47	$31.51	$33.30

Net investment income(a)	0.78	0.73	0.61	0.61	0.53
Net realized and unrealized gain (loss) on investments	0.75	(4.86)	12.90	2.01	(1.84)

Total from investment operations	1.53	(4.13)	13.51	2.62	(1.31)

Distributions to shareholders from:
Net investment income	(0.77)	(0.66)	(0.68)	(0.66)	(0.48)

Net asset value at end of year	$42.27	$41.51	$46.30	$33.47	$31.51

Market price at end of year(b)	$42.28	$41.54	$46.28	$33.52	$31.51

Net Asset Value Total Return(c)	3.80%	(8.96)%	40.74%	8.71%	(3.88)%
Market Price Total Return(c)	3.75%	(8.86)%	40.46%	8.87%	(3.91)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$659,408	$617,468	$673,641	$475,339	$560,932
Ratio to average net assets of:
Expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	1.90%	1.64%	1.49%	1.95%	1.67%
Portfolio turnover rate(d)	27%	27%	40%	29%	27%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

Financial Highlights–(continued)

Invesco S&P 500® Enhanced Value ETF (SPVU)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$40.63	$42.47	$28.77	$33.42	$35.99

Net investment income(a)	1.23	1.02	0.96	0.99	0.93
Net realized and unrealized gain (loss) on investments	0.47 (b)	(1.78)	13.63	(4.69)	(2.67)

Total from investment operations	1.70	(0.76)	14.59	(3.70)	(1.74)

Distributions to shareholders from:
Net investment income	(1.15)	(1.08)	(0.89)	(0.95)	(0.83)

Net asset value at end of year	$41.18	$40.63	$42.47	$28.77	$33.42

Market price at end of year(c)	$41.19	$40.65	$42.44	$28.82	$33.45

Net Asset Value Total Return(d)	4.33%	(1.85)%	51.49%	(11.04)%	(4.79)%
Market Price Total Return(d)	4.31%	(1.72)%	51.13%	(10.97)%	(4.76)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$91,004	$144,635	$145,243	$69,042	$60,160
Ratio to average net assets of:
Expenses	0.13%	0.13%	0.13%	0.13%	0.15	%(e)
Net investment income	3.00%	2.36%	2.53%	3.14%	2.72	%(e)
Portfolio turnover rate(f)	39%	32%	36%	39%	54%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$47.45	$49.30	$39.43	$38.76	$36.10

Net investment income(a)	1.10	0.94	0.57	0.72	0.63
Net realized and unrealized gain (loss) on investments	(0.90)	(1.94)	9.88	0.71	2.68

Total from investment operations	0.20	(1.00)	10.45	1.43	3.31

Distributions to shareholders from:
Net investment income	(1.11)	(0.85)	(0.58)	(0.76)	(0.65)

Net asset value at end of year	$46.54	$47.45	$49.30	$39.43	$38.76

Market price at end of year(b)	$46.53	$47.49	$49.27	$39.49	$38.77

Net Asset Value Total Return(c)	0.39%	(2.04)%	26.73%	3.86%	9.35%
Market Price Total Return(c)	0.29%	(1.90)%	26.46%	3.99%	9.35%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$46,538	$54,090	$52,256	$69,002	$166,657
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.26	%(d)
Net investment income	2.31%	1.94%	1.33%	1.87%	1.74	%(d)
Portfolio turnover rate(e)	60%	77%	64%	84%	62%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

117

Financial Highlights–(continued)

Invesco S&P 500® High Beta ETF (SPHB)

	Years Ended August 31,
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$64.51	$74.74	$43.73	$40.44		$45.25

Net investment income(a)	0.45	0.51	0.89	0.99	(b)	0.44
Net realized and unrealized gain (loss) on investments	11.54	(10.12)	30.93	3.25		(4.67)

Total from investment operations	11.99	(9.61)	31.82	4.24		(4.23)

Distributions to shareholders from:
Net investment income	(0.44)	(0.62)	(0.81)	(0.95)		(0.58)

Net asset value at end of year	$76.06	$64.51	$74.74	$43.73		$40.44

Market price at end of year(c)	$76.05	$64.58	$74.75	$43.83		$40.46

Net Asset Value Total Return(d)	18.68%	(12.92)%	73.38%	11.38%		(9.32)%
Market Price Total Return(d)	18.54%	(12.84)%	73.01%	11.59%		(9.33)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$586,452	$527,684	$1,679,341	$131,175		$90,993
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%		0.25%
Net investment income	0.65%	0.69%	1.30%	2.39	%(b)	1.07%
Portfolio turnover rate(e)	66%	76%	103%	113%		69%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.79 and 1.91%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$43.91	$44.24	$34.10	$40.52	$41.68

Net investment income(a)	1.80	1.60	1.57	1.53	1.64
Net realized and unrealized gain (loss) on investments	(2.76)	(0.27)	10.21	(6.10)	(1.06)

Total from investment operations	(0.96)	1.33	11.78	(4.57)	0.58

Distributions to shareholders from:
Net investment income	(1.78)	(1.66)	(1.64)	(1.85)	(1.74)

Net asset value at end of year	$41.17	$43.91	$44.24	$34.10	$40.52

Market price at end of year(b)	$41.16	$43.96	$44.23	$34.16	$40.55

Net Asset Value Total Return(c)	(2.20)%	3.02%	35.25%	(11.46)%	1.42%
Market Price Total Return(c)	(2.34)%	3.15%	34.98%	(11.37)%	1.49%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$3,125,345	$3,807,984	$3,034,476	$2,446,739	$3,304,185
Ratio to average net assets of:
Expenses	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income	4.24%	3.56%	3.90%	4.02%	3.97%
Portfolio turnover rate(d)	67%	60%	45%	76%	43%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

Financial Highlights–(continued)

Invesco S&P 500® Low Volatility ETF (SPLV)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$63.19	$64.07	$54.69	$56.75	$49.77

Net investment income(a)	1.46	1.35	0.91	1.27	1.16
Net realized and unrealized gain (loss) on investments	(1.95)	(0.96)	9.42	(2.01)	6.96

Total from investment operations	(0.49)	0.39	10.33	(0.74)	8.12

Distributions to shareholders from:
Net investment income	(1.44)	(1.27)	(0.95)	(1.32)	(1.14)

Net asset value at end of year	$61.26	$63.19	$64.07	$54.69	$56.75

Market price at end of year(b)	$61.25	$63.25	$64.05	$54.77	$56.77

Net Asset Value Total Return(c)	(0.80)%	0.60%	19.09%	(1.19)%	16.57%
Market Price Total Return(c)	(0.91)%	0.73%	18.87%	(1.08)%	16.59%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$8,716,016	$10,972,985	$8,217,477	$9,233,967	$12,348,879
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	2.35%	2.10%	1.58%	2.33%	2.24%
Portfolio turnover rate(d)	55%	70%	64%	86%	51%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500 Minimum Variance ETF (SPMV)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$36.57	$39.16	$32.31	$30.22	$29.19

Net investment income(a)	0.71	0.63	0.60	0.63	0.46
Net realized and unrealized gain (loss) on investments	1.37	(2.60)	6.70	2.57	1.65

Total from investment operations	2.08	(1.97)	7.30	3.20	2.11

Distributions to shareholders from:
Net investment income	(0.69)	(0.62)	(0.45)	(0.58)	(0.55)
Net realized gains	-	-	-	(0.53)	(0.53)

Total distributions	(0.69)	(0.62)	(0.45)	(1.11)	(1.08)

Net asset value at end of year	$37.96	$36.57	$39.16	$32.31	$30.22

Market price at end of year(b)	$37.94	$36.60	$39.22	$32.39	$30.24

Net Asset Value Total Return(c)	5.78%	(5.08)%	22.82%	11.02%	7.86%
Market Price Total Return(c)	5.63%	(5.14)%	22.71%	11.22%	7.94%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$22,775	$21,578	$24,277	$4,847	$1,511
Ratio to average net assets of:
Expenses	0.10%	0.10%	0.10%	0.10%	0.58	%(d)
Net investment income	1.92%	1.62%	1.67%	2.11%	1.62	%(d)
Portfolio turnover rate(e)	24%	20%	22%	20%	34%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.48%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

119

Financial Highlights–(continued)

Invesco S&P 500® Momentum ETF (SPMO)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$54.27	$63.43	$50.95	$40.57	$40.07

Net investment income(a)	1.27	0.75	0.38	0.62	0.51
Net realized and unrealized gain (loss) on investments	3.94	(9.34)	12.58	10.42	0.46

Total from investment operations	5.21	(8.59)	12.96	11.04	0.97

Distributions to shareholders from:
Net investment income	(1.20)	(0.57)	(0.48)	(0.66)	(0.47)

Net asset value at end of year	$58.28	$54.27	$63.43	$50.95	$40.57

Market price at end of year(b)	$58.33	$54.36	$63.41	$51.10	$40.59

Net Asset Value Total Return(c)	9.79%	(13.60)%	25.65%	27.77%	2.52%
Market Price Total Return(c)	9.71%	(13.43)%	25.24%	28.08%	2.55%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$197,572	$113,973	$88,166	$73,872	$75,053
Ratio to average net assets of:
Expenses	0.13%	0.13%	0.13%	0.13%	0.14	%(d)
Net investment income	2.29%	1.25%	0.70%	1.48%	1.32	%(d)
Portfolio turnover rate(e)	81%	124%	70%	90%	83%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

Financial Highlights–(continued)

Invesco S&P 500 QVM Multi-factor ETF (QVML)

	Years Ended August 31,		For the Period June 28, 2021(a) Through August 31,
	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$23.58	$26.43	$25.00

Net investment income(b)	0.41	0.38	0.06
Net realized and unrealized gain (loss) on investments	2.79	(2.86)	1.37

Total from investment operations	3.20	(2.48)	1.43

Distributions to shareholders from:
Net investment income	(0.41)	(0.37)	-

Net asset value at end of period	$26.37	$23.58	$26.43

Market price at end of period(c)	$26.38	$23.62	$26.44

Net Asset Value Total Return(d)	13.76%	(9.47)%	5.72	%(e)
Market Price Total Return(d)	13.61%	(9.36)%	5.76	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$849,202	$724,055	$792,855
Ratio to average net assets of:
Expenses	0.11%	0.11%	0.11	%(f)
Net investment income	1.71%	1.47%	1.34	%(f)
Portfolio turnover rate(g)	20%	18%	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 30, 2021, the first day of trading on the exchange) to August 31, 2021 was 5.55%. The market price total return from Fund Inception to August 31, 2021 was 5.55%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

121

Financial Highlights–(continued)

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)

	Years Ended August 31,		For the Period June 28, 2021(a) Through August 31,
	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$22.48	$25.53	$25.00

Net investment income(b)	0.35	0.33	0.04
Net realized and unrealized gain (loss) on investments	1.95	(3.05)	0.49

Total from investment operations	2.30	(2.72)	0.53

Distributions to shareholders from:
Net investment income	(0.36)	(0.33)	-

Net asset value at end of period	$24.42	$22.48	$25.53

Market price at end of period(c)	$24.42	$22.50	$25.53

Net Asset Value Total Return(d)	10.37%	(10.69)%	2.12	%(e)
Market Price Total Return(d)	10.27%	(10.62)%	2.12	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$267,668	$244,362	$206,549
Ratio to average net assets of:
Expenses	0.15%	0.15%	0.15	%(f)
Net investment income	1.51%	1.38%	0.98	%(f)
Portfolio turnover rate(g)	32%	27%	5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 30, 2021, the first day of trading on the exchange) to August 31, 2021 was 2.24%. The market price total return from Fund Inception to August 31, 2021 was 2.12%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

Financial Highlights–(continued)

Invesco S&P MidCap Low Volatility ETF (XMLV)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$52.53	$55.29	$43.65	$51.87	$49.02

Net investment income(a)	1.26	0.97	0.62	1.02	1.09
Net realized and unrealized gain (loss) on investments	(1.02)	(2.84)	11.59	(7.93)	2.72

Total from investment operations	0.24	(1.87)	12.21	(6.91)	3.81

Distributions to shareholders from:
Net investment income	(1.26)	(0.89)	(0.57)	(1.31)	(0.96)

Net asset value at end of year	$51.51	$52.53	$55.29	$43.65	$51.87

Market price at end of year(b)	$51.50	$52.56	$55.26	$43.70	$51.88

Net Asset Value Total Return(c)	0.46%	(3.38)%	28.21%	(13.26)%	7.99%
Market Price Total Return(c)	0.38%	(3.27)%	27.99%	(13.17)%	7.97%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$898,905	$1,163,050	$1,453,542	$2,042,702	$3,231,736
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	2.40%	1.78%	1.26%	2.13%	2.21%
Portfolio turnover rate(d)	76%	61%	57%	84%	61%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

123

Financial Highlights–(continued)

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)

	Years Ended August 31,		For the Period June 28, 2021(a) Through August 31,
	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$22.14	$25.05	$25.00

Net investment income(b)	0.37	0.30	0.06
Net realized and unrealized gain (loss) on investments	1.14	(2.87)	(0.01)

Total from investment operations	1.51	(2.57)	0.05

Distributions to shareholders from:
Net investment income	(0.38)	(0.34)	-

Net asset value at end of period	$23.27	$22.14	$25.05

Market price at end of period(c)	$23.30	$22.18	$25.05

Net Asset Value Total Return(d)	6.92%	(10.33)%	0.20	%(e)
Market Price Total Return(d)	6.86%	(10.17)%	0.20	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$202,938	$98,311	$51,106
Ratio to average net assets of:
Expenses	0.15%	0.15%	0.15	%(f)
Net investment income	1.65%	1.27%	1.51	%(f)
Portfolio turnover rate(g)	27%	28%	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 30, 2021, the first day of trading on the exchange) to August 31, 2021 was 0.16%. The market price total return from Fund Inception to August 31, 2021 was (0.04)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

Financial Highlights–(continued)

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$18.99	$23.07	$16.66	$22.42	$26.86

Net investment income(a)	0.87	0.92	0.86	0.82	1.02
Net realized and unrealized gain (loss) on investments	(2.64)	(3.92)	6.36	(5.31)	(4.28)

Total from investment operations	(1.77)	(3.00)	7.22	(4.49)	(3.26)

Distributions to shareholders from:
Net investment income	(1.27)	(1.08)	(0.81)	(1.27)	(1.18)

Net asset value at end of year	$15.95	$18.99	$23.07	$16.66	$22.42

Market price at end of year(b)	$15.95	$19.02	$23.06	$16.69	$22.35

Net Asset Value Total Return(c)	(9.48)%	(13.36)%	43.97%	(20.41)%	(12.29)%
Market Price Total Return(c)	(9.63)%	(13.19)%	43.65%	(20.01)%	(12.52)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$19,137	$24,877	$21,690	$20,827	$23,536
Ratio to average net assets of:
Expenses	0.30%	0.30%	0.30%	0.30%	0.34	%(d)
Net investment income	5.10%	4.30%	4.13%	4.15%	4.29	%(d)
Portfolio turnover rate(e)	68%	67%	72%	83%	67%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.04%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap Low Volatility ETF (XSLV)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$45.06	$48.74	$35.24	$47.57	$51.10

Net investment income(a)	1.11	1.01	0.65	1.08	1.24
Net realized and unrealized gain (loss) on investments	(3.61)	(3.83)	13.52	(12.05)	(3.46)

Total from investment operations	(2.50)	(2.82)	14.17	(10.97)	(2.22)

Distributions to shareholders from:
Net investment income	(1.18)	(0.86)	(0.67)	(1.36)	(1.31)

Net asset value at end of year	$41.38	$45.06	$48.74	$35.24	$47.57

Market price at end of year(b)	$41.40	$45.09	$48.73	$35.30	$47.59

Net Asset Value Total Return(c)	(5.62)%	(5.81)%	40.64%	(23.22)%	(4.17)%
Market Price Total Return(c)	(5.63)%	(5.72)%	40.38%	(23.12)%	(4.14)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$408,026	$726,364	$1,155,186	$1,614,105	$2,045,602
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	2.54%	2.09%	1.55%	2.55%	2.62%
Portfolio turnover rate(d)	77%	66%	68%	103%	56%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

125

Financial Highlights–(continued)

Invesco S&P SmallCap Quality ETF (XSHQ)

	Years Ended August 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$32.97	$37.41	$26.95	$26.40	$31.80

Net investment income(a)	0.53	0.62	0.38	0.36	0.35
Net realized and unrealized gain (loss) on investments	4.14	(4.37)	10.42	0.54	(5.41)

Total from investment operations	4.67	(3.75)	10.80	0.90	(5.06)

Distributions to shareholders from:
Net investment income.	(0.58)	(0.69)	(0.34)	(0.35)	(0.34)
Net realized gains	-	-	-	-	(0.00	)(b)

Total distributions	(0.58)	(0.69)	(0.34)	(0.35)	(0.34)

Net asset value at end of year	$37.06	$32.97	$37.41	$26.95	$26.40

Market price at end of year(c)	$37.10	$32.99	$37.43	$26.99	$26.39

Net Asset Value Total Return(d)	14.39%	(10.13)%	40.38%	3.61%	(15.88)%
Market Price Total Return(d)	14.44%	(10.12)%	40.25%	3.80%	(15.94)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$48,179	$28,683	$40,030	$4,043	$3,960
Ratio to average net assets of:
Expenses	0.29%	0.30%	0.29%	0.29%	0.34	%(e)
Net investment income	1.55%	1.71%	1.07%	1.37%	1.23	%(e)
Portfolio turnover rate(f)	84%	60%	90%	107%	52%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $(0.005).
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.05%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco ESG S&P 500 Equal Weight ETF (RSPE)	“ESG S&P 500 Equal Weight ETF”

Invesco MSCI USA ETF (PBUS)*	“MSCI USA ETF”

Invesco Russell 1000 Equal Weight ETF (EQAL)	“Russell 1000 Equal Weight ETF”

Invesco S&P 500® Enhanced Value ETF (SPVU)	“S&P 500® Enhanced Value ETF”

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)	“S&P 500® ex-Rate Sensitive Low Volatility ETF”

Invesco S&P 500® High Beta ETF (SPHB)	“S&P 500® High Beta ETF”

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)	“S&P 500® High Dividend Low Volatility ETF”

Invesco S&P 500® Low Volatility ETF (SPLV)	“S&P 500® Low Volatility ETF”

Invesco S&P 500 Minimum Variance ETF (SPMV)	“S&P 500 Minimum Variance ETF”

Invesco S&P 500® Momentum ETF (SPMO)	“S&P 500® Momentum ETF”

Invesco S&P 500 QVM Multi-factor ETF (QVML)	“S&P 500 QVM Multi-factor ETF”

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)	“S&P MidCap 400 QVM Multi-factor ETF”

Invesco S&P MidCap Low Volatility ETF (XMLV)	“S&P MidCap Low Volatility ETF”

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)	“S&P SmallCap 600 QVM Multi-factor ETF”

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)	“S&P SmallCap High Dividend Low Volatility ETF”

Invesco S&P SmallCap Low Volatility ETF (XSLV)	“S&P SmallCap Low Volatility ETF”

Invesco S&P SmallCap Quality ETF (XSHQ)	“S&P SmallCap Quality ETF”

*	Effective after the close of markets on August 25, 2023, the Fund’s name changed from Invesco PureBetaSM MSCI USA ETF to Invesco MSCI USA ETF.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of MSCI USA ETF, S&P 500 Minimum Variance ETF, S&P SmallCap High Dividend Low Volatility ETF and S&P SmallCap Quality ETF, which are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

127

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

ESG S&P 500 Equal Weight ETF	S&P 500 Equal Weight ESG Leaders Select Index

MSCI USA ETF	MSCI USA Index

Russell 1000 Equal Weight ETF	Russell 1000® Equal Weight Index

S&P 500® Enhanced Value ETF	S&P 500 Enhanced Value Index

S&P 500® ex-Rate Sensitive Low Volatility ETF	S&P 500 Low Volatility Rate Response Index

S&P 500® High Beta ETF	S&P 500® High Beta Index

S&P 500® High Dividend Low Volatility ETF	S&P 500® Low Volatility High Dividend Index

S&P 500® Low Volatility ETF	S&P 500® Low Volatility Index

S&P 500 Minimum Variance ETF	S&P 500® Minimum Volatility Index

S&P 500® Momentum ETF	S&P 500 Momentum Index

S&P 500 QVM Multi-factor ETF	S&P 500® Quality, Value & Momentum Top 90% Multi-Factor Index

S&P MidCap 400 QVM Multi-factor ETF	S&P MidCap 400® Quality, Value & Momentum Top 90% Multi-Factor Index

S&P MidCap Low Volatility ETF	S&P MidCap 400® Low Volatility Index

S&P SmallCap 600 QVM Multi-factor ETF	S&P SmallCap 600® Quality, Value & Momentum Top 90% Multi-Factor Index

S&P SmallCap High Dividend Low Volatility ETF	S&P SmallCap 600® Low Volatility High Dividend Index

S&P SmallCap Low Volatility ETF	S&P SmallCap 600® Low Volatility Index

S&P SmallCap Quality ETF	S&P SmallCap 600® Quality Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value. Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a

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particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations

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and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except for S&P 500® ex-Rate Sensitive Low Volatility ETF, S&P 500® High Dividend Low Volatility ETF, S&P 500® Low Volatility ETF and S&P SmallCap High Dividend Low Volatility ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. S&P 500® ex-Rate Sensitive Low Volatility ETF, S&P 500® High Dividend Low Volatility ETF, S&P 500® Low Volatility ETF and S&P SmallCap High Dividend Low Volatility ETF each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

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H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended August 31, 2023, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

ESG S&P 500® Equal Weight ETF	$71

MSCI USA ETF	14,985

Russell 1000 Equal Weight ETF	38,323

S&P 500® Enhanced Value ETF	100

S&P 500® ex-Rate Sensitive Low Volatility ETF	337

S&P 500® High Beta ETF	8,645

S&P 500® High Dividend Low Volatility ETF	14,975

S&P 500® Low Volatility ETF	12,204

S&P 500® Momentum ETF	1

S&P 500 QVM Multi-factor ETF	3,214

S&P MidCap 400 QVM Multi-factor ETF	9,282

S&P MidCap Low Volatility ETF	10,930

S&P SmallCap 600 QVM Multi-factor ETF	3,828

S&P SmallCap High Dividend Low Volatility ETF	652

S&P SmallCap Low Volatility ETF	6,564

S&P SmallCap Quality ETF	955

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J.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

ESG Risk. Because the underlying index of ESG S&P 500 Equal Weight ETF evaluates ESG factors to assess and exclude certain investments for non-financial reasons, the Fund may forego some market opportunities available to funds that do not use these factors. The securities of companies that score favorably under a Fund’s ESG scoring methodology may underperform similar companies that do not score as well or may underperform the stock market as a whole. As a result, ESG S&P 500 Equal Weight ETF may underperform funds that do not screen or score companies based on ESG factors or funds that use a different ESG methodology. Information used by a Fund’s underlying index to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the index’s ability to apply its methodology, which in turn could negatively impact the Fund’s performance. In addition, the assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s ESG score, may differ from that of other funds or an investor. As a result, the issuers deemed eligible for inclusion in a Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

High Dividend Paying Securities Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in which a Fund invests and the capital resources available for such companies’ dividend payments may adversely affect a Fund. In addition, the value of dividend-paying stocks can decline when interest rates rise, as fixed-income investments become more attractive to investors.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index.

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Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because ESG S&P 500 Equal Weight ETF, S&P 500® Momentum ETF, S&P 500 QVM Multi-factor ETF, S&P Midcap 400 QVM Multi-factor ETF and S&P SmallCap 600 QVM Multi-factor ETF are non-diversified, and to the extent MSCI USA ETF, S&P 500® Enhanced Value ETF, S&P 500® ex-Rate Sensitivity Low Volatility ETF, S&P 500® High Beta ETF, S&P 500® High Dividend Low Volatility ETF, S&P 500® Low Volatility ETF, S&P 500 Minimum Variance ETF, S&P MidCap Low Volatility ETF, S&P SmallCap High Dividend Low Volatility ETF, S&P SmallCap Low Volatility ETF and S&P SmallCap Quality ETF become non-diversified, and can invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

ESG S&P 500 Equal Weight ETF	0.20%

MSCI USA ETF	0.04%

Russell 1000 Equal Weight ETF	0.20%

S&P 500® Enhanced Value ETF	0.13%

S&P 500® ex-Rate Sensitive Low Volatility ETF	0.25%

S&P 500® High Beta ETF	0.25%

S&P 500® High Dividend Low Volatility ETF	0.30%

S&P 500® Low Volatility ETF	0.25%

S&P 500 Minimum Variance ETF	0.10%

S&P 500® Momentum ETF	0.13%

S&P 500 QVM Multi-factor ETF	0.11%

S&P MidCap 400 QVM Multi-factor ETF	0.15%

S&P MidCap Low Volatility ETF	0.25%

S&P SmallCap 600 QVM Multi-factor ETF	0.15%

S&P SmallCap High Dividend Low Volatility ETF	0.30%

S&P SmallCap Low Volatility ETF	0.25%

S&P SmallCap Quality ETF	0.29%

Through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds

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(including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2023, the Adviser waived fees for each Fund in the following amounts:

ESG S&P 500 Equal Weight ETF	$-

MSCI USA ETF	578

Russell 1000 Equal Weight ETF	267

S&P 500® Enhanced Value ETF	63

S&P 500® ex-Rate Sensitive Low Volatility ETF	9

S&P 500® High Beta ETF	129

S&P 500® High Dividend Low Volatility ETF	958

S&P 500® Low Volatility ETF	3,578

S&P 500 Minimum Variance ETF	8

S&P 500® Momentum ETF	73

S&P 500 QVM Multi-factor ETF	421

S&P MidCap 400 QVM Multi-factor ETF	129

S&P MidCap Low Volatility ETF	405

S&P SmallCap 600 QVM Multi-factor ETF	66

S&P SmallCap High Dividend Low Volatility ETF	13

S&P SmallCap Low Volatility ETF	308

S&P SmallCap Quality ETF	13

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement on behalf of each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

ESG S&P 500 Equal Weight ETF	S&P Dow Jones Indices LLC

MSCI USA ETF	MSCI Inc.

Russell 1000 Equal Weight ETF	Frank Russell Company

S&P 500® Enhanced Value ETF	S&P Dow Jones Indices LLC

S&P 500® ex-Rate Sensitive Low Volatility ETF	S&P Dow Jones Indices LLC

S&P 500® High Beta ETF	S&P Dow Jones Indices LLC

S&P 500® High Dividend Low Volatility ETF	S&P Dow Jones Indices LLC

S&P 500® Low Volatility ETF	S&P Dow Jones Indices LLC

S&P 500 Minimum Variance ETF	S&P Dow Jones Indices LLC

S&P 500® Momentum ETF	S&P Dow Jones Indices LLC

S&P 500 QVM Multi-factor ETF	S&P Dow Jones Indices LLC

S&P MidCap 400 QVM Multi-factor ETF	S&P Dow Jones Indices LLC

S&P MidCap Low Volatility ETF	S&P Dow Jones Indices LLC

S&P SmallCap 600 QVM Multi-factor ETF	S&P Dow Jones Indices LLC

S&P SmallCap High Dividend Low Volatility ETF	S&P Dow Jones Indices LLC

S&P SmallCap Low Volatility ETF	S&P Dow Jones Indices LLC

S&P SmallCap Quality ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

134

For the fiscal year ended August 31, 2023, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

ESG S&P 500 Equal Weight ETF	$607

MSCI USA ETF	13,912

Russell 1000 Equal Weight ETF	90,040

S&P 500® Enhanced Value ETF	11,720

S&P 500® ex-Rate Sensitive Low Volatility ETF	3,684

S&P 500® High Beta ETF	76,376

S&P 500® High Dividend Low Volatility ETF	191,460

S&P 500® Low Volatility ETF	280,556

S&P 500 Minimum Variance ETF	792

S&P 500® Momentum ETF	18,672

S&P 500 QVM Multi-factor ETF	19,632

S&P MidCap 400 QVM Multi-factor ETF	21,799

S&P MidCap Low Volatility ETF	81,841

S&P SmallCap 600 QVM Multi-factor ETF	20,362

S&P SmallCap High Dividend Low Volatility ETF	12,406

S&P SmallCap Low Volatility ETF	56,496

S&P SmallCap Quality ETF	9,812

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

For the fiscal year ended August 31, 2023, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

Russell 1000 Equal Weight ETF	$13,433	$ -	$ -

S&P 500® Enhanced Value ETF	-	40,315	9,868

S&P 500 QVM Multi-factor ETF	-	41,087	9,265

S&P MidCap 400 QVM Multi-factor ETF	-	4,150,636	797,508

S&P SmallCap 600 QVM Multi-factor ETF	-	161,359	(2,226)

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

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The following is a summary of the tiered valuation input levels, as of August 31, 2023, for each Fund (except for S&P 500 Minimum Variance ETF and S&P 500® Momentum ETF). As of August 31, 2023, all of the securities in S&P 500 Minimum Variance ETF and S&P 500® Momentum ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
ESG S&P 500 Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$11,475,129	$-	$-	$11,475,129

Money Market Funds	-	922,624	-	922,624

Total Investments	$11,475,129	$922,624	$-	$12,397,753

MSCI USA ETF

Investments in Securities

Common Stocks & Other Equity Interests	$3,032,327,925	$-	$-	$3,032,327,925

Money Market Funds	1,972,697	77,016,830	-	78,989,527

Total Investments	$3,034,300,622	$77,016,830	$-	$3,111,317,452

Russell 1000 Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$658,520,259	$-	$62,549	$658,582,808

Money Market Funds	-	84,288,280	-	84,288,280

Total Investments	$658,520,259	$84,288,280	$62,549	$742,871,088

S&P 500® Enhanced Value ETF

Investments in Securities

Common Stocks & Other Equity Interests	$90,849,224	$-	$-	$90,849,224

Money Market Funds	-	346,757	-	346,757

Total Investments	$90,849,224	$346,757	$-	$91,195,981

S&P 500® ex-Rate Sensitive Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$46,514,051	$-	$-	$46,514,051

Money Market Funds	-	115,997	-	115,997

Total Investments	$46,514,051	$115,997	$-	$46,630,048

S&P 500® High Beta ETF

Investments in Securities

Common Stocks & Other Equity Interests	$586,627,514	$-	$-	$586,627,514

Money Market Funds	-	72,007,462	-	72,007,462

Total Investments	$586,627,514	$72,007,462	$-	$658,634,976

S&P 500® High Dividend Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$3,120,989,164	$-	$-	$3,120,989,164

Money Market Funds	-	103,421,731	-	103,421,731

Total Investments	$3,120,989,164	$103,421,731	$-	$3,224,410,895

S&P 500® Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$8,707,342,239	$-	$-	$8,707,342,239

Money Market Funds	-	223,296,683	-	223,296,683

Total Investments	$8,707,342,239	$223,296,683	$-	$8,930,638,922

S&P 500 QVM Multi-factor ETF

Investments in Securities

Common Stocks & Other Equity Interests	$848,074,849	$-	$-	$848,074,849

Money Market Funds	-	14,618,773	-	14,618,773

Total Investments	$848,074,849	$14,618,773	$-	$862,693,622

136

	Level 1	Level 2	Level 3	Total
S&P MidCap 400 QVM Multi-factor ETF

Investments in Securities

Common Stocks & Other Equity Interests	$267,362,705	$-	$-	$267,362,705

Money Market Funds	96,110	34,647,138	-	34,743,248

Total Investments	$267,458,815	$34,647,138	$-	$302,105,953

S&P MidCap Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$898,248,357	$-	$-	$898,248,357

Money Market Funds	-	86,578,221	-	86,578,221

Total Investments	$898,248,357	$86,578,221	$-	$984,826,578

S&P SmallCap 600 QVM Multi-factor ETF

Investments in Securities

Common Stocks & Other Equity Interests	$202,840,602	$-	$0	$202,840,602

Money Market Funds	-	43,015,157	-	43,015,157

Total Investments	$202,840,602	$43,015,157	$0	$245,855,759

S&P SmallCap High Dividend Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$19,088,769	$-	$-	$19,088,769

Money Market Funds	-	6,157,900	-	6,157,900

Total Investments	$19,088,769	$6,157,900	$-	$25,246,669

S&P SmallCap Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$407,466,015	$-	$-	$407,466,015

Money Market Funds	-	55,002,442	-	55,002,442

Total Investments	$407,466,015	$55,002,442	$-	$462,468,457

S&P SmallCap Quality ETF

Investments in Securities

Common Stocks & Other Equity Interests	$48,153,934	$-	$-	$48,153,934

Money Market Funds	-	11,133,022	-	11,133,022

Total Investments	$48,153,934	$11,133,022	$-	$59,286,956

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022
	Ordinary	Ordinary
	Income*	Income*

ESG S&P 500 Equal Weight ETF	$202,615	$59,420

MSCI USA ETF	37,261,216	33,386,819

Russell 1000 Equal Weight ETF	11,211,391	9,835,744

S&P 500® Enhanced Value ETF	3,745,870	3,841,875

S&P 500® ex-Rate Sensitive Low Volatility ETF	1,214,873	942,341

S&P 500® High Beta ETF	3,617,061	9,212,158

S&P 500® High Dividend Low Volatility ETF	149,959,572	125,648,308

S&P 500® Low Volatility ETF	227,021,350	184,314,118

S&P 500 Minimum Variance ETF	418,555	388,980

S&P 500® Momentum ETF	3,947,923	829,817

S&P 500 QVM Multi-factor ETF	14,198,526	11,101,222

S&P MidCap 400 QVM Multi-factor ETF	3,932,590	2,703,549

S&P MidCap Low Volatility ETF	25,580,808	20,814,914

S&P SmallCap 600 QVM Multi-factor ETF	2,116,823	693,438

S&P SmallCap High Dividend Low Volatility ETF	1,539,401	1,098,492

137

	2023	2022
	Ordinary	Ordinary
	Income*	Income*

S&P SmallCap Low Volatility ETF	$17,648,492	$16,976,552

S&P SmallCap Quality ETF	507,211	579,588

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

ESG S&P 500 Equal Weight ETF	$28,884	$(107,209)	$(659,751)	$12,228,643	$11,490,567

MSCI USA ETF	6,504,711	142,272,472	(34,039,740)	2,920,884,022	3,035,621,465

Russell 1000 Equal Weight ETF	1,926,908	(9,467,380)	(126,379,350)	793,327,343	659,407,521

S&P 500® Enhanced Value ETF	686,083	(10,081,117)	(17,596,145)	117,995,476	91,004,297

S&P 500® ex-Rate Sensitive Low Volatility ETF	98,818	291,322	(26,758,575)	72,906,211	46,537,776

S&P 500® High Beta ETF	611,749	(56,858,841)	(197,827,300)	840,525,906	586,451,514

S&P 500® High Dividend Low Volatility ETF	-	(367,231,465)	(778,322,368)	4,270,898,658	3,125,344,825

S&P 500® Low Volatility ETF	16,103,174	(244,948,052)	(2,661,433,744)	11,606,294,256	8,716,015,634

S&P 500 Minimum Variance ETF	69,480	686,958	(828,232)	22,847,185	22,775,391

S&P 500® Momentum ETF	617,054	10,645,445	(28,452,846)	214,762,459	197,572,112

S&P 500 QVM Multi-factor ETF	2,135,739	61,336,951	(46,355,445)	832,085,196	849,202,441

S&P MidCap 400 QVM Multi-factor ETF	413,778	18,530,044	(20,324,046)	269,048,345	267,668,121

S&P MidCap Low Volatility ETF	2,701,032	3,378,183	(708,227,446)	1,601,052,865	898,904,634

S&P SmallCap 600 QVM Multi-factor ETF	385,939	15,659,740	(9,049,470)	195,941,519	202,937,728

S&P SmallCap High Dividend Low Volatility ETF	-	(3,162,862)	(11,217,997)	33,517,510	19,136,651

S&P SmallCap Low Volatility ETF	1,202,713	(13,405,430)	(718,834,481)	1,139,062,843	408,025,645

S&P SmallCap Quality ETF	64,590	2,984,116	(8,090,820)	53,221,566	48,179,452

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*

ESG S&P 500 Equal Weight ETF	$393,589	$266,162	$659,751

MSCI USA ETF	6,872,307	27,167,433	34,039,740

Russell 1000 Equal Weight ETF	29,292,679	97,086,671	126,379,350

S&P 500® Enhanced Value ETF	10,456,399	7,139,746	17,596,145

S&P 500® ex-Rate Sensitive Low Volatility ETF	20,739,561	6,019,014	26,758,575

S&P 500® High Beta ETF	143,590,165	54,237,135	197,827,300

S&P 500® High Dividend Low Volatility ETF	368,383,352	409,939,016	778,322,368

S&P 500® Low Volatility ETF	2,100,410,008	561,023,736	2,661,433,744

S&P 500 Minimum Variance ETF	314,713	513,519	828,232

S&P 500® Momentum ETF	27,959,883	492,963	28,452,846

S&P 500 QVM Multi-factor ETF	24,853,443	21,502,002	46,355,445

S&P MidCap 400 QVM Multi-factor ETF	11,490,829	8,833,217	20,324,046

S&P MidCap Low Volatility ETF	449,090,177	259,137,269	708,227,446

S&P SmallCap 600 QVM Multi-factor ETF	4,181,526	4,867,944	9,049,470

S&P SmallCap High Dividend Low Volatility ETF	4,982,431	6,235,566	11,217,997

138

	No expiration
	Short-Term	Long-Term	Total*

S&P SmallCap Low Volatility ETF	$388,660,580	$330,173,901	$718,834,481

S&P SmallCap Quality ETF	6,658,555	1,432,265	8,090,820

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

ESG S&P 500 Equal Weight ETF	$3,607,036	$3,591,296

MSCI USA ETF	88,928,903	83,199,699

Russell 1000 Equal Weight ETF	166,431,737	164,932,109

S&P 500® Enhanced Value ETF	46,959,944	46,184,148

S&P 500® ex-Rate Sensitive Low Volatility ETF	30,989,093	30,961,667

S&P 500® High Beta ETF	370,738,785	369,499,488

S&P 500® High Dividend Low Volatility ETF	2,434,688,398	2,419,934,469

S&P 500® Low Volatility ETF	5,494,460,165	5,477,335,828

S&P 500 Minimum Variance ETF	5,573,224	5,400,486

S&P 500® Momentum ETF	145,788,959	144,991,554

S&P 500 QVM Multi-factor ETF	168,904,953	168,147,214

S&P MidCap 400 QVM Multi-factor ETF	82,243,862	81,666,583

S&P MidCap Low Volatility ETF	809,782,487	808,853,879

S&P SmallCap 600 QVM Multi-factor ETF	39,483,893	38,828,737

S&P SmallCap High Dividend Low Volatility ETF	14,419,951	14,334,220

S&P SmallCap Low Volatility ETF	461,935,705	460,417,378

S&P SmallCap Quality ETF	27,541,052	27,301,372

For the fiscal year ended August 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales

ESG S&P 500 Equal Weight ETF	$4,531,032	$3,259,365

MSCI USA ETF	738,291,440	296,324,568

Russell 1000 Equal Weight ETF	124,359,415	93,166,356

S&P 500® Enhanced Value ETF	75,369,883	126,821,043

S&P 500® ex-Rate Sensitive Low Volatility ETF	10,987,768	17,607,906

S&P 500® High Beta ETF	821,930,047	814,381,080

S&P 500® High Dividend Low Volatility ETF	1,157,734,626	1,595,658,159

S&P 500® Low Volatility ETF	3,106,448,717	5,014,558,241

S&P 500 Minimum Variance ETF	6,135,439	5,864,838

S&P 500® Momentum ETF	184,175,789	108,406,333

S&P 500 QVM Multi-factor ETF	272,508,664	248,512,901

S&P MidCap 400 QVM Multi-factor ETF	13,119,972	11,584,773

S&P MidCap Low Volatility ETF	307,001,434	554,023,685

S&P SmallCap 600 QVM Multi-factor ETF	93,957,438	1,134,761

S&P SmallCap High Dividend Low Volatility ETF	9,908,614	11,030,334

S&P SmallCap Low Volatility ETF	53,844,817	310,582,074

S&P SmallCap Quality ETF	34,330,732	18,841,579

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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As of August 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

ESG S&P 500 Equal Weight ETF	$763,306	$(870,515)	$(107,209)	$12,504,962

MSCI USA ETF	374,615,496	(232,343,024)	142,272,472	2,969,044,980

Russell 1000 Equal Weight ETF	72,680,669	(82,148,049)	(9,467,380)	752,338,468

S&P 500® Enhanced Value ETF	4,111,203	(14,192,320)	(10,081,117)	101,277,098

S&P 500® ex-Rate Sensitive Low Volatility ETF	2,818,126	(2,526,804)	291,322	46,338,726

S&P 500® High Beta ETF	33,988,566	(90,847,407)	(56,858,841)	715,493,817

S&P 500® High Dividend Low Volatility ETF	56,858,021	(424,089,486)	(367,231,465)	3,591,642,360

S&P 500® Low Volatility ETF	254,365,083	(499,313,135)	(244,948,052)	9,175,586,974

S&P 500 Minimum Variance ETF	2,881,329	(2,194,371)	686,958	22,069,291

S&P 500® Momentum ETF	17,520,416	(6,874,971)	10,645,445	186,859,254

S&P 500 QVM Multi-factor ETF	106,825,582	(45,488,631)	61,336,951	801,356,671

S&P MidCap 400 QVM Multi-factor ETF	38,963,440	(20,433,396)	18,530,044	283,575,909

S&P MidCap Low Volatility ETF	63,642,156	(60,263,973)	3,378,183	981,448,395

S&P SmallCap 600 QVM Multi-factor ETF	28,458,749	(12,799,009)	15,659,740	230,196,019

S&P SmallCap High Dividend Low Volatility ETF	649,756	(3,812,618)	(3,162,862)	28,409,531

S&P SmallCap Low Volatility ETF	20,927,415	(34,332,845)	(13,405,430)	475,873,887

S&P SmallCap Quality ETF	5,354,808	(2,370,692)	2,984,116	56,302,840

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, taxable overdistributions and REITs, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

ESG S&P 500 Equal Weight ETF	$-	$(202,116)	$202,116

MSCI USA ETF	73,202	(40,580,384)	40,507,182

Russell 1000 Equal Weight ETF	372	(15,065,980)	15,065,608

S&P 500® Enhanced Value ETF	-	1,025,280	(1,025,280)

S&P 500® ex-Rate Sensitive Low Volatility ETF	-	(1,435,114)	1,435,114

S&P 500® High Beta ETF	-	(10,546,140)	10,546,140

S&P 500® High Dividend Low Volatility ETF	(1,934,666)	(76,058,357)	77,993,023

S&P 500® Low Volatility ETF	-	(195,684,258)	195,684,258

S&P 500 Minimum Variance ETF	-	(955,216)	955,216

S&P 500® Momentum ETF	-	(7,085,920)	7,085,920

S&P 500 QVM Multi-factor ETF	-	(31,288,056)	31,288,056

S&P MidCap 400 QVM Multi-factor ETF	887	(2,151,221)	2,150,334

S&P MidCap Low Volatility ETF	-	(55,775,545)	55,775,545

S&P SmallCap 600 QVM Multi-factor ETF	-	(233,664)	233,664

S&P SmallCap High Dividend Low Volatility ETF	476,388	838,593	(1,314,981)

S&P SmallCap Low Volatility ETF	-	14,596,167	(14,596,167)

S&P SmallCap Quality ETF	-	(1,838,740)	1,838,740

NOTE 9–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee

140

are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

141

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of each of the seventeen funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seventeen of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund Name

Invesco ESG S&P 500 Equal Weight ETF (1)

Invesco MSCI USA ETF (2)

Invesco Russell 1000 Equal Weight ETF (2)

Invesco S&P 500® Enhanced Value ETF (2)

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (2)

Invesco S&P 500® High Beta ETF (2)

Invesco S&P 500® High Dividend Low Volatility ETF (2)

Invesco S&P 500® Low Volatility ETF (2)

Invesco S&P 500 Minimum Variance ETF (2)

Invesco S&P 500® Momentum ETF (2)

Invesco S&P 500 QVM Multi-factor ETF (2)

Invesco S&P MidCap 400 QVM Multi-factor ETF (2)

Invesco S&P MidCap Low Volatility ETF (2)

Invesco S&P SmallCap 600 QVM Multi-factor ETF (2)

Invesco S&P SmallCap High Dividend Low Volatility ETF (2)

Invesco S&P SmallCap Low Volatility ETF (2)

Invesco S&P SmallCap Quality ETF (2)

(1) Statement of operations for the year ended August 31, 2023, and the statement of changes in net assets for the year ended August 31, 2023 and for the period November 15, 2021 (commencement of investment operations) through August 31, 2022

(2) Statement of operations for the year ended August 31, 2023, and the statement of changes in net assets for each of the two years in the period ended August 31, 2023

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis,

142

Report of Independent Registered Public Accounting Firm–(continued)

evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

143

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco ESG S&P 500 Equal Weight ETF (RSPE)

Actual	$1,000.00	$1,032.20	0.20%	$1.02

Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.20	1.02

Invesco MSCI USA ETF (PBUS)

Actual	1,000.00	1,144.80	0.04	0.22

Hypothetical (5% return before expenses)	1,000.00	1,025.00	0.04	0.20

Invesco Russell 1000 Equal Weight ETF (EQAL)

Actual	1,000.00	1,018.00	0.20	1.02

Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.20	1.02

Invesco S&P 500® Enhanced Value ETF (SPVU)

Actual	1,000.00	979.80	0.13	0.65

Hypothetical (5% return before expenses)	1,000.00	1,024.55	0.13	0.66

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

Actual	1,000.00	1,007.00	0.25	1.26

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

144

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P 500® High Beta ETF (SPHB)

Actual	$1,000.00	$1,079.40	0.25%	$1.31

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

Actual	1,000.00	975.90	0.30	1.49

Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53

Invesco S&P 500® Low Volatility ETF (SPLV)

Actual	1,000.00	1,006.70	0.25	1.26

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

Invesco S&P 500 Minimum Variance ETF (SPMV)

Actual	1,000.00	1,069.10	0.10	0.52

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

Invesco S&P 500® Momentum ETF (SPMO)

Actual	1,000.00	1,093.50	0.13	0.69

Hypothetical (5% return before expenses)	1,000.00	1,024.55	0.13	0.66

Invesco S&P 500 QVM Multi-factor ETF (QVML)

Actual	1,000.00	1,119.00	0.11	0.59

Hypothetical (5% return before expenses)	1,000.00	1,024.65	0.11	0.56

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)

Actual	1,000.00	1,020.10	0.15	0.76

Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.15	0.77

Invesco S&P MidCap Low Volatility ETF (XMLV)

Actual	1,000.00	949.30	0.25	1.23

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)

Actual	1,000.00	996.70	0.15	0.75

Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.15	0.77

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

Actual	1,000.00	914.00	0.30	1.45

Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53

Invesco S&P SmallCap Low Volatility ETF (XSLV)

Actual	1,000.00	900.40	0.25	1.20

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

Invesco S&P SmallCap Quality ETF (XSHQ)

Actual	1,000.00	1,057.20	0.29	1.50

Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

145

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco ESG S&P 500 Equal Weight ETF	2%	98%	92%	0%	0%

Invesco MSCI USA ETF	0%	95%	92%	0%	0%

Invesco Russell 1000 Equal Weight ETF	13%	87%	84%	0%	0%

Invesco S&P 500® Enhanced Value ETF	0%	100%	100%	0%	0%

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	0%	100%	100%	0%	0%

Invesco S&P 500® High Beta ETF	0%	100%	100%	0%	0%

Invesco S&P 500® High Dividend Low Volatility ETF	18%	82%	81%	0%	0%

Invesco S&P 500® Low Volatility ETF	0%	100%	100%	0%	0%

Invesco S&P 500 Minimum Variance ETF	0%	99%	92%	0%	0%

Invesco S&P 500® Momentum ETF	0%	100%	99%	0%	0%

Invesco S&P 500 QVM Multi-factor ETF	0%	100%	98%	0%	0%

Invesco S&P MidCap 400 QVM Multi-factor ETF	15%	85%	84%	0%	0%

Invesco S&P MidCap Low Volatility ETF	14%	86%	85%	0%	0%

Invesco S&P SmallCap 600 QVM Multi-factor ETF	17%	82%	81%	0%	0%

Invesco S&P SmallCap High Dividend Low Volatility ETF	34%	33%	31%	0%	0%

Invesco S&P SmallCap Low Volatility ETF	22%	78%	77%	0%	0%

Invesco S&P SmallCap Quality ETF	0%	100%	100%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

146

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	211	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	211	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

147

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	211	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

148

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	211	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002-Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

149

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	211	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	211	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

150

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	211	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

** Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

151

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	211	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	211	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

152

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Manager, Invesco Investment Advisers, LLC (2023-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	211	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

153

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008- 2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

154

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

155

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

156

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF	Invesco PureBetaSM MSCI USA Small Cap ETF
Invesco Alerian Galaxy Blockchain Users and Decentralized	Invesco PureBetaSM US Aggregate Bond ETF
Commerce ETF	Invesco Russell 1000 Equal Weight ETF
Invesco Alerian Galaxy Crypto Economy ETF	Invesco S&P 500® Enhanced Value ETF
Invesco California AMT-Free Municipal Bond ETF	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF
Invesco CEF Income Composite ETF	Invesco S&P 500® High Beta ETF
Invesco China Technology ETF	Invesco S&P 500® High Dividend Low Volatility ETF
Invesco DWA Developed Markets Momentum ETF	Invesco S&P 500® Low Volatility ETF
Invesco DWA Emerging Markets Momentum ETF	Invesco S&P 500 Minimum Variance ETF
Invesco DWA SmallCap Momentum ETF	Invesco S&P 500® Momentum ETF
Invesco Emerging Markets Sovereign Debt ETF	Invesco S&P 500 QVM Multi-factor ETF
Invesco ESG NASDAQ 100 ETF	Invesco S&P 500 Revenue ETF
Invesco ESG NASDAQ Next Gen 100 ETF	Invesco S&P Emerging Markets Low Volatility ETF
Invesco ESG S&P 500 Equal Weight ETF	Invesco S&P Emerging Markets Momentum ETF
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Invesco S&P International Developed Low Volatility ETF
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	Invesco S&P International Developed Momentum ETF
Invesco FTSE RAFI Emerging Markets ETF	Invesco S&P International Developed Quality ETF
Invesco Fundamental High Yield® Corporate Bond ETF	Invesco S&P MidCap 400 QVM Multi-factor ETF
Invesco Fundamental Investment Grade Corporate Bond ETF	Invesco S&P MidCap 400 Revenue ETF
Invesco Global Clean Energy ETF	Invesco S&P MidCap Low Volatility ETF
Invesco Global Short Term High Yield Bond ETF	Invesco S&P SmallCap 600 QVM Multi-factor ETF
Invesco Global Water ETF	Invesco S&P SmallCap 600 Revenue ETF
Invesco International BuyBack Achievers™ ETF	Invesco S&P SmallCap Consumer Discretionary ETF
Invesco International Corporate Bond ETF	Invesco S&P SmallCap Consumer Staples ETF
Invesco KBW Bank ETF	Invesco S&P SmallCap Energy ETF
Invesco KBW High Dividend Yield Financial ETF	Invesco S&P SmallCap Financials ETF
Invesco KBW Premium Yield Equity REIT ETF	Invesco S&P SmallCap Health Care ETF
Invesco KBW Property & Casualty Insurance ETF	Invesco S&P SmallCap High Dividend Low Volatility ETF
Invesco KBW Regional Banking ETF	Invesco S&P SmallCap Industrials ETF
Invesco MSCI Green Building ETF	Invesco S&P SmallCap Information Technology ETF
Invesco NASDAQ 100 ETF	Invesco S&P SmallCap Low Volatility ETF
Invesco Nasdaq Biotechnology ETF	Invesco S&P SmallCap Materials ETF
Invesco NASDAQ Next Gen 100 ETF	Invesco S&P SmallCap Quality ETF
Invesco National AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Utilities & Communication Services ETF
Invesco New York AMT-Free Municipal Bond ETF	Invesco S&P Ultra Dividend Revenue ETF
Invesco PHLX Semiconductor ETF	Invesco Senior Loan ETF
Invesco Preferred ETF	Invesco Taxable Municipal Bond ETF
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Invesco Treasury Collateral ETF
Invesco PureBetaSM FTSE Developed ex-North America ETF	Invesco Variable Rate Preferred ETF
Invesco PureBetaSM FTSE Emerging Markets ETF	Invesco VRDO Tax-Free ETF
Invesco PureBetaSM MSCI USA ETF

Also at the April 18, 2023 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

157

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year and since-inception periods for Invesco VRDO Tax-Free ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO

Tax-Free ETF’s correlation to its underlying index. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser compensates the Sub-Advisers (as applicable) from its unitary advisory fee and pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●	0.04% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA ETF;

●	0.05% of the Fund’s average daily net assets for Invesco PureBetaSM US Aggregate Bond ETF;

●	0.06% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA Small Cap ETF;

●	0.07% of the Fund’s average daily net assets for Invesco PureBetaSM 0-5 Yr US TIPS ETF and Invesco PureBetaSM FTSE Developed ex-North America ETF;

●	0.08% of the Fund’s average daily net assets for Invesco Treasury Collateral ETF;

158

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

●	0.10% of the Fund’s average daily net assets for Invesco S&P 500 Minimum Variance ETF;

●	0.11% of the Fund’s average daily net assets for Invesco S&P 500 QVM Multi-factor ETF;

●	0.13% of the Fund’s average daily net assets for Invesco S&P 500 Enhanced Value ETF and Invesco S&P 500 Momentum ETF;

●	0.14% of the Fund’s average daily net assets for Invesco PureBetaSM FTSE Emerging Markets ETF;

●	0.15% of the Fund’s average daily net assets for Invesco NASDAQ 100 ETF, Invesco NASDAQ Next Gen 100 ETF, Invesco S&P MidCap 400 QVM Multi-factor ETF and Invesco S&P SmallCap 600 QVM Multi-factor ETF;

●	0.19% of the Fund’s average daily net assets for Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF;

●	0.20% of the Fund’s average daily net assets for Invesco ESG NASDAQ 100 ETF, Invesco ESG NASDAQ Next Gen 100 ETF, Invesco ESG S&P 500 Equal Weight ETF and Invesco Russell 1000 Equal Weight ETF;

●	0.22% of the Fund’s average daily net assets for Invesco Fundamental Investment Grade Corporate Bond ETF;

●

0.25% of the Fund’s average daily net assets for Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco VRDO Tax-Free ETF;

●

0.28% of the Fund’s average daily net assets for Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco Taxable Municipal Bond ETF;

●

0.29% of the Fund’s average daily net assets for Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF and Invesco S&P SmallCap Utilities & Communication Services ETF;

●	0.30% of the Fund’s average daily net assets for Invesco S&P 500® High Dividend Low Volatility ETF and Invesco S&P SmallCap High Dividend Low Volatility ETF;

●

0.35% of the Fund’s average daily net assets for Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF;

●

0.39% of the Fund’s average daily net assets for Invesco MSCI Green Building ETF, Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF;

●	0.45% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. ETF;

●	0.49% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and Invesco FTSE RAFI Emerging Markets ETF;

●

0.50% of the Fund’s daily net assets for Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF and Invesco Variable Rate Preferred ETF;

●	0.55% of the Fund’s daily net assets for Invesco International BuyBack AchieversTM ETF;

●	0.60% of the Fund’s daily net assets for Invesco DWA SmallCap Momentum ETF, Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF and Invesco Alerian Galaxy Crypto Economy ETF;

●	0.65% of the Fund’s daily net assets for Invesco Senior Loan ETF;

●	0.70% of the Fund’s daily net assets for Invesco China Technology ETF;

●	0.75% of the Fund’s daily net assets for Invesco Global Clean Energy ETF and Invesco Global Water ETF;

●	0.80% of the Fund’s daily net assets for Invesco DWA Developed Markets Momentum ETF; and

●	0.90% of the Fund’s daily net assets for Invesco DWA Emerging Markets Momentum ETF.

159

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco 1-30 Laddered Treasury ETF			X

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	X	N/A	X

Invesco Alerian Galaxy Crypto Economy ETF	X	N/A	X

Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X

Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X

Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X

Invesco Emerging Markets Sovereign Debt ETF			X

Invesco ESG NASDAQ 100 ETF			X

Invesco ESG NASDAQ Next Gen 100 ETF	X		X

Invesco ESG S&P 500 Equal Weight ETF	X		X

Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF			X

Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		N/A	X

Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		X	X

Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		X	X

Invesco International BuyBack AchieversTM ETF	X	N/A	X

Invesco International Corporate Bond ETF			X

Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X

Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X

Invesco KBW Regional Banking ETF	X		X

Invesco MSCI Green Building ETF			X

Invesco NASDAQ 100 ETF	X	X	X

Invesco Nasdaq Biotechnology ETF	X		X

Invesco NASDAQ Next Gen 100 ETF	X		X

Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X

Invesco PHLX Semiconductor ETF	X	X	X

Invesco Preferred ETF		N/A	X

Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X

Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X

Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X

160

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco PureBetaSM MSCI USA ETF	X	X	X

Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X

Invesco PureBetaSM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Equal Weight ETF	X		X

Invesco S&P 500 Enhanced Value ETF	X	X	X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X		X

Invesco S&P 500® High Beta ETF	X	X	X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X

Invesco S&P 500 Momentum ETF	X		X

Invesco S&P 500 QVM Multi-factor ETF	X	X	X

Invesco S&P 500 Revenue ETF			X

Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X

Invesco S&P International Developed Low Volatility ETF	X	X	X

Invesco S&P International Developed Momentum ETF	X		X

Invesco S&P International Developed Quality ETF	X		X

Invesco S&P MidCap 400 QVM Multi-factor ETF	X	X	X

Invesco S&P MidCap 400 Revenue ETF			X

Invesco S&P MidCap Low Volatility ETF	X		X

Invesco S&P SmallCap 600 QVM Multi-factor ETF	X	X	X

Invesco S&P SmallCap 600 Revenue ETF			X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X

Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X

Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X

Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X

Invesco S&P SmallCap Information Technology ETF	X		X

Invesco S&P SmallCap Low Volatility ETF	X		X

Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X		X

Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X

Invesco Senior Loan ETF		N/A	X

Invesco Taxable Municipal Bond ETF		N/A	X

Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X

Invesco VRDO Tax-Free ETF		N/A	X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Senior Loan ETF’s, Invesco MSCI Green Building ETF’s, Invesco California AMT-Free Municipal Bond ETF’s, Invesco International Corporate Bond ETF’s, Invesco National AMT-Free Municipal Bond ETF’s, Invesco New York AMT-Free Municipal Bond

161

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

ETF’s, Invesco Taxable Municipal Bond ETF’s and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis. For Invesco PureBetaSM FTSE Developed ex-North America ETF, Invesco PureBetaSM FTSE Emerging Markets ETF, Invesco PureBetaSM MSCI USA Small Cap ETF and Invesco PureBetaSM US Aggregate Bond ETF, the Board noted that it had previously approved the liquidation and termination of each Fund effective on or about June 30, 2023 and considered that the continuation of the Investment Advisory Agreement for such Funds would facilitate the orderly liquidation of the Funds.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 18,

162

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

2023. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided or to be provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Trustees reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, and the experience and skills of the investment personnel responsible for the day-to-day management of the Funds.

Based on its review, the Board concluded that the nature, extent and quality of services provided or to be provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fee charged by the Sub-Advisers under the Sub-Advisory Agreement is consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Trustees considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 24 and April 18, 2023 Board meetings, and Invesco Advisers, Inc., in connection with the April 18, 2023 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Board considered whether the sub-advisory fee rate for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF was reasonable in relation to the asset size of the Funds and concluded that the flat sub-advisory fee rate was reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from affiliated money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Fund’s excess cash invested in the affiliated money market funds. The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as securities lending agent for the Invesco ETFs. The Trustees noted that the Sub-Advisers had not identified any further benefits that they received from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

163

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-HBLV-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders
August 31, 2023
RWL	Invesco S&P 500 Revenue ETF
RWK	Invesco S&P MidCap 400 Revenue ETF
RWJ	Invesco S&P SmallCap 600 Revenue ETF
RDIV	Invesco S&P Ultra Dividend Revenue ETF

2

The Market Environment

Domestic Equity

At the start of the fiscal year, volatility in the equity markets increased. US equity markets rose in August 2022 until the US Federal Reserve (the Fed) chairman Jerome Powell gave hawkish comments at an economic policy symposium held in Jackson Hole, sparking a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.1 After a continued decline in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February of 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. The Consumer Price Index (CPI) rose 4% as of May 31, 2023, the smallest 12-month increase in nearly two years.2 The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick at the end of May. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but investors got a long-awaited “pause” in rate hikes as the Fed left rates unchanged at its June meeting, sending equity markets higher. However, the Fed raised rates another 0.25% in July, bringing the rate to its highest level since June 2006.1 After two months of gains, equity markets declined in August as a resilient economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in June 2022, the highest level since 1981, the CPI rose by 0.2% in July and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 At its annual Jackson Hole symposium in August 2023, Fed chair Jerome Powell remarked that while progress has been made, inflation is still too high, and the Fed intends “to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.”

Despite higher rates and increased market volatility, US stocks for the fiscal year had strong returns of 15.94%, as measured by the S&P 500 Index.3

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Lipper Inc.

3

RWL	Management’s Discussion of Fund Performance
Invesco S&P 500 Revenue ETF (RWL)

As an index fund, the Invesco S&P 500 Revenue ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Revenue-Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is designed to measure the performance of positive revenue-producing constituent securities of the S&P 500® Index (the “Parent Index”). The Parent Index is comprised of common stocks of approximately 500 large-cap companies that generally represent the large-cap universe of the U.S. equity market. Unlike the Parent Index, which weights component securities by float-adjusted market capitalization, thereby giving higher percentage allocations to companies with larger market capitalizations, the Index uses a “revenue-weighted” methodology, whereby it weights each constituent security based on the sum of the company’s revenues for the trailing four quarters, divided by the total revenue of all Index constituents, subject to a maximum 5% per company weighting. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 10.91%. On a net asset value (“NAV”) basis, the Fund returned 10.99%. During the same time period, the Index returned 11.41%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

For the fiscal year ended August 31, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the energy and industrials sectors, respectively. The utilities sector detracted most significantly from the Fund’s return, followed by the real estate sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Walmart, Inc., a consumer staples company (portfolio average weight of 3.95%) and Meta Platforms, Inc., Class A, a communication services company (portfolio average weight of 0.82%). Positions that detracted most significantly from the Fund’s return during the period included CVS Health Corp., a health care company (portfolio average weight of 1.89%) and Centene Corp., a health care company (portfolio average weight of 0.84%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Health Care	17.50
Financials	13.25
Consumer Staples	13.08
Consumer Discretionary	12.03
Energy	10.13
Industrials	9.94
Information Technology	9.77
Communication Services	7.50
Materials	3.25
Sector Types Each Less Than 3%	3.43
Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Walmart, Inc.	3.95
Amazon.com, Inc.	3.51
Exxon Mobil Corp.	2.44
Apple, Inc.	2.39
Berkshire Hathaway, Inc., Class B	2.03
UnitedHealth Group, Inc.	1.94
CVS Health Corp.	1.80
McKesson Corp.	1.73
Costco Wholesale Corp.	1.50
Cencora, Inc.	1.46
Total	22.75

*	Excluding money market fund holdings.

4

Invesco S&P 500 Revenue ETF (RWL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Revenue-Weighted Index	11.41%	15.17%	52.76%	10.69%	66.13%	12.10%	213.46%	10.17%	350.12%
S&P 500® Index	15.94	10.52	35.00	11.12	69.43	12.81	233.79	10.28	357.12
Fund
NAV Return	10.99	14.73	51.01	10.28	63.13	11.67	201.45	9.68	319.99
Market Price Return	10.91	14.66	50.74	10.29	63.15	11.67	201.61	9.68	320.04

Oppenheimer S&P 500 Revenue ETF (the “Predecessor Fund”) Predecessor Fund Inception: February 19, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

5

RWK	Management’s Discussion of Fund Performance
Invesco S&P MidCap 400 Revenue ETF (RWK)

As an index fund, the Invesco S&P MidCap 400 Revenue ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Revenue-Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is designed to measure the performance of positive revenue- producing constituent securities of the S&P MidCap 400® Index (the “Parent Index”). The Parent Index is comprised of common stocks of approximately 400 mid-capitalization companies that generally represent the mid-cap universe of the U.S. equity market. Unlike the Parent Index, which weights component securities by float-adjusted market capitalization, thereby giving higher percentage allocations to companies with larger market capitalizations, the Index uses a “revenue-weighted” methodology, whereby it weights each constituent security based on the sum of the company’s revenues for the trailing four quarters, divided by the total revenue of all Index constituents, subject to a maximum 5% per company weighting. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 18.46%. On a net asset value (“NAV”) basis, the Fund returned 18.51%. During the same time period, the Index returned 18.88%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

For the fiscal year ended August 31, 2023, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. The utilities sector detracted most significantly from the Fund’s return, followed by the communication services and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Jabil, Inc., an information technology company (portfolio average weight of 1.75%) and Builders FirstSource, Inc., an industrials company (portfolio average weight of 1.23%). Positions that detracted most significantly from the Fund’s return during the period included Alcoa Corp., a materials company (portfolio average weight of 0.58%) and UGI Corp., a utilities company (portfolio average weight of 0.48%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Consumer Discretionary	21.21
Industrials	20.32
Information Technology	12.53
Materials	10.06
Consumer Staples	9.32
Financials	8.88
Energy	8.23
Health Care	4.23
Sector Types Each Less Than 3%	5.15
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
TD SYNNEX Corp.	2.95
Performance Food Group Co.	2.79
PBF Energy, Inc., Class A	2.30
HF Sinclair Corp.	2.00
Jabil, Inc.	1.85
Arrow Electronics, Inc.	1.59
Lithia Motors, Inc., Class A	1.50
US Foods Holding Corp.	1.47
AutoNation, Inc.	1.28
Avnet, Inc.	1.25
Total	18.98

*	Excluding money market fund holdings.

6

Invesco S&P MidCap 400 Revenue ETF (RWK) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P MidCap 400® Revenue-Weighted Index	18.88%	21.96%	81.39%	10.53%	65.00%	11.32%	192.11%	11.02%	406.85%
S&P MidCap 400® Index	10.71	12.83	43.65	6.97	40.09	10.09	161.52	9.65	317.73
Fund
NAV Return	18.51	21.55	79.59	10.18	62.37	10.85	180.21	10.44	367.02
Market Price Return	18.46	21.53	79.49	10.19	62.47	10.86	180.31	10.44	367.19

Oppenheimer S&P MidCap 400 ETF (the “Predecessor Fund”) Predecessor Fund Inception: February 20, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

7

RWJ	Management’s Discussion of Fund Performance
Invesco S&P SmallCap 600 Revenue ETF (RWJ)

As an index fund, the Invesco S&P SmallCap 600 Revenue ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Revenue-Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is designed to measure the performance of positive revenue- producing constituent securities of the S&P SmallCap 600® Index (the “Parent Index”). The Parent Index is comprised of common stocks of approximately 600 small-capitalization companies that generally represent the small-cap universe of the U.S. equity market. Unlike the Parent Index, which weights component securities by float-adjusted market capitalization, thereby giving higher percentage allocations to companies with larger market capitalizations, the Index uses a “revenue-weighted” methodology, whereby it weights each constituent security based on the sum of the company’s revenues for the trailing four quarters, divided by the total revenue of all Index constituents, subject to a maximum 5% per company weighting. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 7.53%. On a net asset value (“NAV”) basis, the Fund returned 7.58%. During the same time period, the Index returned 7.89%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

For the fiscal year ended August 31, 2023, the industrials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and energy sectors, respectively. The consumer staples sector detracted most significantly from the Fund’s return, followed by the communication services and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included PBF Energy, Inc., Class A, an energy company (no longer held at fiscal year-end) and Insight Enterprises, Inc., an information technology company (portfolio average weight of 1.00%). Positions that detracted most significantly from the Fund’s return during the period included United Natural Foods, Inc., a consumer staples company (portfolio average weight of 2.54%) and Bed Bath & Beyond, Inc., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Consumer Discretionary	23.00
Industrials	18.22
Energy	11.30
Financials	9.26
Consumer Staples	8.76
Information Technology	7.44
Health Care	6.14
Materials	5.77
Communication Services	5.48
Real Estate	3.97
Utilities	0.57
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
World Kinect Corp.	4.34
United Natural Foods, Inc.	2.46
Andersons, Inc. (The)	1.65
Group 1 Automotive, Inc.	1.51
Sonic Automotive, Inc., Class A	1.36
Telephone & Data Systems, Inc.	1.29
Asbury Automotive Group, Inc.	1.27
DISH Network Corp., Class A	1.24
Lumen Technologies, Inc.	1.21
CVR Energy, Inc.	1.07
Total	17.40

*	Excluding money market fund holdings.

8

Invesco S&P SmallCap 600 Revenue ETF (RWJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Revenue-Weighted Index	7.89%	24.11%	91.19%	9.63%	58.33%	11.32%	192.14%	11.96%	477.91%
S&P SmallCap 600® Index	5.53	12.61	42.79	3.82	20.62	9.48	147.34	9.51	309.86
Fund
NAV Return	7.58	23.76	89.55	9.45	57.05	10.96	183.04	11.39	433.81
Market Price Return	7.53	23.75	89.52	9.48	57.25	10.96	183.04	11.39	433.99

Oppenheimer S&P SmallCap 600 Revenue ETF (the ‘‘Predecessor Fund’’) Predecessor Fund Inception: February 19, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

9

RDIV	Management’s Discussion of Fund Performance
Invesco S&P Ultra Dividend Revenue ETF (RDIV)

As an index fund, the Invesco S&P Ultra Dividend Revenue ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 900® Dividend Revenue-Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is designed to measure the performance of positive revenue- producing constituent securities of the S&P 900® Index (the “Parent Index” or “Benchmark Index”). The Parent Index is comprised of common stocks of approximately 900 mid- and large-cap companies, and is created by combining the S&P 500® Index and S&P MidCap® 400 Index to form an investable benchmark for the large- and mid-cap universe of the U.S. equity market. From a universe of components of the Parent Index, the Index (1) excludes securities that do not currently pay a dividend and (2) excludes securities whose revenues over the last 12 months are unavailable or not positive. Of the remaining eligible securities, the Index excludes the top 5% of securities by the average 12-month trailing dividend yield and the top 5% of securities within each sector by the last 12-month dividend payout ratio, which is calculated as its dividend per share divided by the basic earnings per share. The top 60 remaining securities with the highest dividend yield are included in the Index. Unlike the Parent Index, which weights component securities by float-adjusted market capitalization, thereby giving higher percentage allocations to companies with larger market capitalizations, the Index uses a “revenue-weighted” methodology, whereby it weights each constituent security based on the sum of the company’s revenues for the trailing four quarters, divided by the total revenue of all Index constituents, subject to a maximum 5% per company weighting. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned (1.22)%. On a net asset value (“NAV”) basis, the Fund returned (1.17)%. During the same time period, the Index returned (0.85)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 15.64%. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large- and mid-cap stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a dividend yield screen and a revenue weighted methodology,

whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials and utilities sectors and most underweight in the information technology and health care sectors during the fiscal year ended August 31, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight and security selection in the financials sector, as well as the Fund being overweight and security selection in the information technology sector.

For the fiscal year ended August 31, 2023, the energy sector contributed most significantly to the Fund’s return, followed by the health care and information technology sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the utilities and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Intel Corp., an information technology company (portfolio average weight of 4.33%) and Prudential Financial, Inc., a financials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during the period included Paramount Global, Class B, a communication services company (portfolio average weight of 2.62%) and Truist Financial Corp., a financials company (portfolio average weight of 3.25%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Financials	26.35
Materials	16.93
Utilities	10.60
Consumer Discretionary	10.46
Consumer Staples	9.02
Information Technology	7.12
Real Estate	5.73
Industrials	5.41
Communication Services	4.64
Health Care	3.51
Energy	0.15
Money Market Funds Plus Other Assets Less Liabilities	0.08

10

Invesco S&P Ultra Dividend Revenue ETF (RDIV) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
LyondellBasell Industries N.V., Class A	5.76
Intel Corp.	5.53
Dow, Inc.	5.49
3M Co.	5.41
Philip Morris International, Inc.	5.14
U.S. Bancorp	4.92
Best Buy Co., Inc.	4.77
Paramount Global, Class B	4.64
Citigroup, Inc.	4.59
Truist Financial Corp.	4.40
Total	50.65

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 900® Dividend Revenue-Weighted Index	(0.85)%	16.96%	59.98%	4.83%	26.59%	9.62%	148.54%
S&P 900® Index	15.64	10.66	35.52	10.86	67.42	12.37	217.93
Fund
NAV Return	(1.17)	16.52	58.21	4.56	24.96	9.09	136.95
Market Price Return	(1.22)	16.47	57.99	4.55	24.94	9.09	137.01

11

Invesco S&P Ultra Dividend Revenue ETF (RDIV) (continued)

Oppenheimer S&P Ultra Dividend Revenue ETF (the “Predecessor Fund’’) Predecessor Fund Inception: September 30, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

12

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

13

Invesco S&P 500 Revenue ETF (RWL)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.88%
Communication Services-7.50%
Activision Blizzard, Inc.	12,259	$1,127,705
Alphabet, Inc., Class A(b)	141,194	19,226,387
Alphabet, Inc., Class C(b)	139,905	19,215,952
AT&T, Inc.	924,301	13,670,412
Charter Communications, Inc., Class A(b)(c)	20,140	8,823,737
Comcast Corp., Class A	362,946	16,971,355
Electronic Arts, Inc.	6,969	836,141
Fox Corp., Class A	26,943	890,736
Fox Corp., Class B	28,730	876,840
Interpublic Group of Cos., Inc. (The)	33,251	1,084,315
Live Nation Entertainment, Inc.(b)(c)	25,931	2,191,947
Match Group, Inc.(b)(c)	9,242	433,173
Meta Platforms, Inc., Class A(b)	53,900	15,948,471
Netflix, Inc.(b)	9,227	4,001,565
News Corp., Class A	31,921	685,982
News Corp., Class B	31,538	693,836
Omnicom Group, Inc.(c)	18,344	1,486,047
Paramount Global, Class B(c)	227,680	3,435,691
Take-Two Interactive Software, Inc.(b)	4,846	689,101
T-Mobile US, Inc.(b)	73,127	9,963,554
Verizon Communications, Inc.	467,273	16,345,209
Walt Disney Co. (The)(b)	113,081	9,462,618
Warner Bros Discovery, Inc.(b)(c)	362,990	4,769,689

		152,830,463

Consumer Discretionary-12.03%
Amazon.com, Inc.(b)	517,733	71,452,331
Aptiv PLC(b)	22,393	2,271,770
AutoZone, Inc.(b)	880	2,227,570
Bath & Body Works, Inc.(c)	21,508	793,000
Best Buy Co., Inc.	72,800	5,565,560
Booking Holdings, Inc.(b)	848	2,633,065
BorgWarner, Inc.	42,533	1,733,220
Caesars Entertainment, Inc.(b)	28,356	1,566,953
CarMax, Inc.(b)(c)	45,776	3,738,984
Carnival Corp.(b)(c)	138,540	2,191,703
Chipotle Mexican Grill, Inc.(b)	534	1,028,826
D.R. Horton, Inc.	35,845	4,266,272
Darden Restaurants, Inc.(c)	7,741	1,203,803
Domino’s Pizza, Inc.	1,859	720,177
eBay, Inc.	25,516	1,142,606
Etsy, Inc.(b)(c)	3,461	254,626
Expedia Group, Inc.(b)	13,237	1,434,758
Ford Motor Co.	1,460,264	17,713,002
Garmin Ltd.	5,528	586,079
General Motors Co.	539,307	18,072,178
Genuine Parts Co.	17,611	2,707,339
Hasbro, Inc.	11,413	821,736
Hilton Worldwide Holdings, Inc.	8,025	1,192,916
Home Depot, Inc. (The)	63,737	21,052,331
Las Vegas Sands Corp.	10,957	601,101
Lennar Corp., Class A	36,222	4,313,678
LKQ Corp.	28,519	1,498,103
Lowe’s Cos., Inc.(c)	55,706	12,839,119
Marriott International, Inc., Class A(c)	15,018	3,056,313
McDonald’s Corp.	9,899	2,783,104
MGM Resorts International(c)	41,446	1,822,795

	Shares	Value
Consumer Discretionary-(continued)
Mohawk Industries, Inc.(b)	14,611	$1,481,409
Newell Brands, Inc.	126,720	1,340,698
NIKE, Inc., Class B	58,155	5,914,945
Norwegian Cruise Line Holdings Ltd.(b)(c)	43,336	718,078
NVR, Inc.(b)(c)	212	1,351,994
O’Reilly Automotive, Inc.(b)	1,981	1,861,546
Pool Corp.(c)	2,205	806,148
PulteGroup, Inc.	27,971	2,295,300
Ralph Lauren Corp.(c)	6,675	778,505
Ross Stores, Inc.	22,114	2,693,706
Royal Caribbean Cruises Ltd.(b)	14,159	1,400,891
Starbucks Corp.	42,221	4,114,014
Tapestry, Inc.	18,926	630,614
Tesla, Inc.(b)	42,839	11,055,889
TJX Cos., Inc. (The)	77,005	7,121,422
Tractor Supply Co.(c)	8,073	1,763,951
Ulta Beauty, Inc.(b)	3,002	1,245,920
VF Corp.	73,702	1,456,352
Whirlpool Corp.(c)	16,655	2,331,034
Wynn Resorts Ltd.(c)	5,011	508,015
Yum! Brands, Inc.	6,284	813,024

		244,968,473

Consumer Staples-13.08%
Altria Group, Inc.	55,268	2,443,951
Archer-Daniels-Midland Co.	172,342	13,666,721
Brown-Forman Corp., Class B	7,807	516,277
Bunge Ltd.	86,577	9,897,483
Campbell Soup Co.	24,138	1,006,555
Church & Dwight Co., Inc.	7,087	685,809
Clorox Co. (The)	5,514	862,665
Coca-Cola Co. (The)	86,983	5,204,193
Colgate-Palmolive Co.	29,281	2,151,275
Conagra Brands, Inc.	43,043	1,286,125
Constellation Brands, Inc., Class A	4,756	1,239,223
Costco Wholesale Corp.	55,474	30,470,759
Dollar General Corp.	30,494	4,223,419
Dollar Tree, Inc.(b)(c)	26,507	3,243,396
Estee Lauder Cos., Inc. (The), Class A	10,852	1,742,072
General Mills, Inc.	29,358	1,986,362
Hershey Co. (The)	5,082	1,091,918
Hormel Foods Corp.	36,345	1,402,554
JM Smucker Co. (The)	6,746	977,833
Kellogg Co.	28,300	1,726,866
Kenvue, Inc.	39,548	911,581
Keurig Dr Pepper, Inc.	55,437	1,865,455
Kimberly-Clark Corp.	18,250	2,351,147
Kraft Heinz Co. (The)	88,978	2,944,282
Kroger Co. (The)	390,331	18,107,455
Lamb Weston Holdings, Inc.	5,121	498,837
McCormick & Co., Inc.	8,512	698,665
Molson Coors Beverage Co., Class B	19,765	1,254,880
Mondelez International, Inc., Class A	54,791	3,904,407
Monster Beverage Corp.(b)	13,754	789,617
PepsiCo, Inc.	58,677	10,439,812
Philip Morris International, Inc.	41,739	4,009,448
Procter & Gamble Co. (The)	67,096	10,355,597
Sysco Corp.	126,482	8,809,471

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2023

	Shares	Value
Consumer Staples-(continued)
Target Corp.	104,730	$13,253,581
Tyson Foods, Inc., Class A	129,225	6,883,816
Walgreens Boots Alliance, Inc.	515,535	13,048,191
Walmart, Inc.	494,486	80,408,368

		266,360,066

Energy-10.13%
APA Corp.	37,723	1,653,776
Baker Hughes Co., Class A	88,919	3,217,979
Chevron Corp.	178,109	28,693,360
ConocoPhillips	88,106	10,487,257
Coterra Energy, Inc.	44,747	1,261,418
Devon Energy Corp.	47,501	2,426,826
Diamondback Energy, Inc.	8,368	1,270,095
EOG Resources, Inc.(c)	29,717	3,822,201
EQT Corp.(c)	36,074	1,559,118
Exxon Mobil Corp.	446,051	49,596,411
Halliburton Co.	81,699	3,155,215
Hess Corp.	11,065	1,709,542
Kinder Morgan, Inc.	129,747	2,234,243
Marathon Oil Corp.	37,750	994,712
Marathon Petroleum Corp.	187,362	26,749,673
Occidental Petroleum Corp.	72,009	4,521,445
ONEOK, Inc.	44,215	2,882,818
Phillips 66	206,811	23,609,544
Pioneer Natural Resources Co.	13,548	3,223,476
Schlumberger N.V.	76,512	4,511,148
Targa Resources Corp.	34,136	2,944,230
Valero Energy Corp.	187,179	24,314,552
Williams Cos., Inc. (The)	43,418	1,499,224

		206,338,263

Financials-13.25%
Aflac, Inc.	33,407	2,491,160
Allstate Corp. (The)	57,330	6,180,747
American Express Co.	41,940	6,626,101
American International Group, Inc.	109,789	6,424,852
Ameriprise Financial, Inc.	6,149	2,075,780
Aon PLC, Class A	4,894	1,631,611
Arch Capital Group Ltd.(b)	18,161	1,395,855
Arthur J. Gallagher & Co.	5,113	1,178,444
Assurant, Inc.	9,995	1,392,603
Bank of America Corp.	558,445	16,010,618
Bank of New York Mellon Corp. (The)	62,798	2,817,746
Berkshire Hathaway, Inc., Class B(b)	115,051	41,441,370
BlackRock, Inc.	3,074	2,153,460
Brown & Brown, Inc.	7,153	530,037
Capital One Financial Corp.	45,050	4,612,670
Cboe Global Markets, Inc.	3,449	516,350
Charles Schwab Corp. (The)	52,534	3,107,386
Chubb Ltd.	28,390	5,702,699
Cincinnati Financial Corp.	9,013	953,485
Citigroup, Inc.	303,344	12,525,074
Citizens Financial Group, Inc.	44,326	1,246,890
CME Group, Inc., Class A	3,332	675,330
Comerica, Inc.	11,882	571,643
Discover Financial Services	17,991	1,620,449
Everest Group Ltd.	4,395	1,585,189
FactSet Research Systems, Inc.	610	266,210
Fidelity National Information Services, Inc.	32,233	1,800,535
Fifth Third Bancorp	47,500	1,261,125

	Shares	Value
Financials-(continued)
Fiserv, Inc.(b)	18,832	$2,286,017
FleetCor Technologies, Inc.(b)(c)	1,804	490,201
Franklin Resources, Inc.	36,001	962,667
Global Payments, Inc.	11,029	1,397,264
Globe Life, Inc.	5,877	655,697
Goldman Sachs Group, Inc. (The)	28,710	9,408,554
Hartford Financial Services Group, Inc. (The)	39,098	2,808,018
Huntington Bancshares, Inc.	96,425	1,069,353
Intercontinental Exchange, Inc.	10,007	1,180,726
Invesco Ltd.(d)	43,718	695,991
Jack Henry & Associates, Inc.	1,581	247,869
JPMorgan Chase & Co.	155,225	22,714,074
KeyCorp	98,338	1,114,170
Lincoln National Corp.	90,929	2,333,238
Loews Corp.	29,428	1,827,185
M&T Bank Corp.	9,663	1,208,358
MarketAxess Holdings, Inc.(c)	303	73,002
Marsh & McLennan Cos., Inc.	14,411	2,810,001
Mastercard, Inc., Class A	7,509	3,098,514
MetLife, Inc.	156,736	9,927,658
Moody’s Corp.	1,959	659,791
Morgan Stanley	104,478	8,896,302
MSCI, Inc.	578	314,211
Nasdaq, Inc.	13,039	684,287
Northern Trust Corp.	14,104	1,072,891
PayPal Holdings, Inc.(b)	52,647	3,290,964
PNC Financial Services Group, Inc. (The)	24,679	2,979,496
Principal Financial Group, Inc.	29,183	2,267,811
Progressive Corp. (The)(c)	48,288	6,444,999
Prudential Financial, Inc.	89,469	8,470,030
Raymond James Financial, Inc.	15,957	1,668,943
Regions Financial Corp.	52,584	964,391
S&P Global, Inc.	3,785	1,479,405
State Street Corp.	23,013	1,581,914
Synchrony Financial	50,680	1,635,950
T. Rowe Price Group, Inc.	6,493	728,709
Travelers Cos., Inc. (The)	26,192	4,222,936
Truist Financial Corp.	103,908	3,174,389
U.S. Bancorp	115,645	4,224,512
Visa, Inc., Class A(c)	16,805	4,128,652
W.R. Berkley Corp.	23,579	1,458,597
Wells Fargo & Co.	314,579	12,988,967
Willis Towers Watson PLC(c)	4,819	996,377
Zions Bancorporation N.A	14,540	516,170

		269,954,670

Health Care-17.50%
Abbott Laboratories	49,563	5,100,033
AbbVie, Inc.	49,887	7,331,394
Agilent Technologies, Inc.	7,345	889,259
Align Technology, Inc.(b)	1,489	551,138
Amgen, Inc.	14,400	3,691,296
Baxter International, Inc.	43,437	1,763,542
Becton, Dickinson and Co.	9,058	2,531,258
Biogen, Inc.(b)	3,751	1,002,867
Bio-Rad Laboratories, Inc., Class A(b)(c)	916	366,583
Bio-Techne Corp.	1,751	137,278
Boston Scientific Corp.(b)	30,775	1,660,004
Bristol-Myers Squibb Co.	85,922	5,297,091

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2023

	Shares	Value
Health Care-(continued)
Cardinal Health, Inc.	278,583	$24,328,653
Catalent, Inc.(b)	14,861	742,604
Cencora, Inc.	169,275	29,789,015
Centene Corp.(b)	257,644	15,883,753
Charles River Laboratories International, Inc.(b)(c)	2,478	512,500
Cigna Group (The)	83,636	23,105,281
Cooper Cos., Inc. (The)	1,188	439,548
CVS Health Corp.	562,018	36,626,713
Danaher Corp.	15,937	4,223,305
DaVita, Inc.(b)	14,470	1,482,017
DENTSPLY SIRONA, Inc.	12,374	458,952
DexCom, Inc.(b)	2,949	297,790
Edwards Lifesciences Corp.(b)	7,930	606,407
Elevance Health, Inc.	41,535	18,358,885
Eli Lilly and Co.	7,544	4,180,885
GE HealthCare Technologies, Inc.	29,293	2,063,692
Gilead Sciences, Inc.	41,863	3,201,682
HCA Healthcare, Inc.	27,203	7,543,392
Henry Schein, Inc.(b)	20,262	1,550,853
Hologic, Inc.(b)	6,302	471,011
Humana, Inc.	22,636	10,449,457
IDEXX Laboratories, Inc.(b)	926	473,566
Illumina, Inc.(b)	2,706	447,085
Incyte Corp.(b)	6,895	444,934
Insulet Corp.(b)	551	105,632
Intuitive Surgical, Inc.(b)	2,505	783,263
IQVIA Holdings, Inc.(b)	8,533	1,899,702
Johnson & Johnson	67,867	10,972,737
Laboratory Corp. of America Holdings	8,205	1,707,461
McKesson Corp.	85,567	35,280,985
Medtronic PLC	45,424	3,702,056
Merck & Co., Inc.	62,593	6,821,385
Mettler-Toledo International, Inc.(b)	372	451,415
Moderna, Inc.(b)	14,693	1,661,338
Molina Healthcare, Inc.(b)	13,800	4,279,656
Organon & Co.	37,516	823,851
Pfizer, Inc.	289,858	10,255,176
Quest Diagnostics, Inc.	8,669	1,139,974
Regeneron Pharmaceuticals, Inc.(b)	2,007	1,658,765
ResMed, Inc.	2,262	360,993
Revvity, Inc.	3,682	430,904
STERIS PLC	2,908	667,648
Stryker Corp.	8,172	2,317,171
Teleflex, Inc.(c)	1,435	305,282
Thermo Fisher Scientific, Inc.	10,266	5,719,189
UnitedHealth Group, Inc.	82,905	39,510,865
Universal Health Services, Inc., Class B	12,056	1,623,943
Vertex Pharmaceuticals, Inc.(b)	3,256	1,134,195
Viatris, Inc.	202,900	2,181,175
Waters Corp.(b)	1,416	397,613
West Pharmaceutical Services, Inc.	983	399,983
Zimmer Biomet Holdings, Inc.	6,313	752,005
Zoetis, Inc.	6,013	1,145,537

		356,493,622

Industrials-9.94%
3M Co.	40,658	4,336,989
A.O. Smith Corp.(c)	6,616	479,660
Alaska Air Group, Inc.(b)	25,289	1,061,379

	Shares	Value
Industrials-(continued)
Allegion PLC	3,750	$426,788
American Airlines Group, Inc.(b)(c)	407,601	6,003,963
AMETEK, Inc.	5,066	808,078
Automatic Data Processing, Inc.	9,947	2,532,606
Axon Enterprise, Inc.(b)	821	174,799
Boeing Co. (The)(b)	39,423	8,831,935
Broadridge Financial Solutions, Inc.	4,711	877,235
C.H. Robinson Worldwide, Inc.	30,351	2,744,641
Carrier Global Corp.(c)	56,262	3,232,252
Caterpillar, Inc.	31,957	8,984,071
Ceridian HCM Holding, Inc.(b)(c)	2,497	181,082
Cintas Corp.	2,160	1,089,007
Copart, Inc.(b)	10,578	474,212
CSX Corp.	56,753	1,713,941
Cummins, Inc.	16,194	3,725,268
Deere & Co.	19,124	7,858,817
Delta Air Lines, Inc.	167,160	7,167,821
Dover Corp.	7,308	1,083,776
Eaton Corp. PLC	13,849	3,190,394
Emerson Electric Co.	25,171	2,473,051
Equifax, Inc.	2,755	569,459
Expeditors International of Washington, Inc.(c)	15,776	1,841,217
Fastenal Co.	15,799	909,706
FedEx Corp.	50,329	13,136,876
Fortive Corp.	10,478	826,190
Generac Holdings, Inc.(b)(c)	4,451	528,823
General Dynamics Corp.	22,876	5,184,617
General Electric Co.	84,668	9,691,099
Honeywell International, Inc.	22,113	4,155,917
Howmet Aerospace, Inc.	15,633	773,365
Huntington Ingalls Industries, Inc.	6,060	1,335,139
IDEX Corp.	1,924	435,594
Illinois Tool Works, Inc.(c)	8,159	2,018,129
Ingersoll Rand, Inc.	12,042	838,244
J.B. Hunt Transport Services, Inc.(c)	10,350	1,944,558
Jacobs Solutions, Inc.	16,206	2,184,893
Johnson Controls International PLC	49,736	2,937,408
L3Harris Technologies, Inc.	11,187	1,992,293
Leidos Holdings, Inc.	21,319	2,078,816
Lockheed Martin Corp.	17,391	7,797,255
Masco Corp.	18,993	1,120,777
Nordson Corp.	1,339	326,903
Norfolk Southern Corp.	7,250	1,486,323
Northrop Grumman Corp.	9,904	4,289,323
Old Dominion Freight Line, Inc.	2,466	1,053,894
Otis Worldwide Corp.	19,246	1,646,495
PACCAR, Inc.	48,756	4,012,131
Parker-Hannifin Corp.(c)	6,167	2,571,022
Paychex, Inc.	5,319	650,141
Paycom Software, Inc.(c)	592	174,545
Pentair PLC	8,471	595,172
Quanta Services, Inc.	11,675	2,450,232
Republic Services, Inc.	11,945	1,721,633
Robert Half, Inc.	11,902	880,272
Rockwell Automation, Inc.	3,293	1,027,679
Rollins, Inc.	8,194	324,237
RTX Corp.	83,941	7,222,284
Snap-on, Inc.	2,220	596,292
Southwest Airlines Co.	98,168	3,102,109

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2023

	Shares	Value
Industrials-(continued)
Stanley Black & Decker, Inc.	23,502	$2,218,119
Textron, Inc.	23,930	1,859,600
Trane Technologies PLC	11,196	2,298,091
TransDigm Group, Inc.(b)	885	799,907
Union Pacific Corp.	15,291	3,372,736
United Airlines Holdings, Inc.(b)	117,596	5,857,457
United Parcel Service, Inc., Class B	70,351	11,917,459
United Rentals, Inc.	3,871	1,844,686
Verisk Analytics, Inc.	1,560	377,863
W.W. Grainger, Inc.(c)	2,706	1,932,463
Wabtec Corp.	10,523	1,184,048
Waste Management, Inc.	14,853	2,328,653
Xylem, Inc.	6,297	651,991

		202,525,900

Information Technology-9.77%
Accenture PLC, Class A	24,834	8,040,504
Adobe, Inc.(b)	4,771	2,668,611
Advanced Micro Devices, Inc.(b)	22,352	2,363,053
Akamai Technologies, Inc.(b)	4,769	501,174
Amphenol Corp., Class A	19,551	1,727,917
Analog Devices, Inc.	8,515	1,547,857
ANSYS, Inc.(b)(c)	796	253,820
Apple, Inc.	259,213	48,698,346
Applied Materials, Inc.	23,686	3,618,273
Arista Networks, Inc.(b)	3,643	711,223
Autodesk, Inc.(b)	3,025	671,368
Broadcom, Inc.	5,278	4,871,013
Cadence Design Systems, Inc.(b)(c)	1,949	468,618
CDW Corp.	16,365	3,455,470
Cisco Systems, Inc.	134,434	7,709,790
Cognizant Technology Solutions Corp., Class A	37,857	2,710,940
Corning, Inc.	50,412	1,654,522
DXC Technology Co.(b)	66,884	1,387,174
Enphase Energy, Inc.(b)(c)	1,826	231,044
EPAM Systems, Inc.(b)	2,801	725,431
F5, Inc.(b)	2,276	372,490
Fair Isaac Corp.(b)	226	204,437
First Solar, Inc.(b)	1,781	336,823
Fortinet, Inc.(b)	8,393	505,343
Gartner, Inc.(b)(c)	1,978	691,667
Gen Digital, Inc.	22,656	458,784
Hewlett Packard Enterprise Co.	225,628	3,833,420
HP, Inc.	225,129	6,688,583
Intel Corp.	218,596	7,681,463
International Business Machines Corp.	54,521	8,005,318
Intuit, Inc.	3,953	2,141,775
Juniper Networks, Inc.	22,088	643,203
Keysight Technologies, Inc.(b)	4,181	557,327
KLA Corp.	2,770	1,390,180
Lam Research Corp.	3,777	2,652,965
Microchip Technology, Inc.(c)	12,784	1,046,243
Micron Technology, Inc.	42,668	2,984,200
Microsoft Corp.	77,271	25,326,343
Monolithic Power Systems, Inc.	452	235,587
Motorola Solutions, Inc.	4,087	1,158,951
NetApp, Inc.	11,052	847,688
NVIDIA Corp.	8,130	4,012,561
NXP Semiconductors N.V. (China)	8,660	1,781,535

	Shares	Value
Information Technology-(continued)
ON Semiconductor Corp.(b)(c)	11,332	$1,115,749
Oracle Corp.	53,020	6,383,078
Palo Alto Networks, Inc.(b)(c)	3,598	875,393
PTC, Inc.(b)(c)	1,746	256,959
Qorvo, Inc.(b)(c)	4,374	469,724
QUALCOMM, Inc.	41,858	4,793,997
Roper Technologies, Inc.	1,494	745,596
Salesforce, Inc.(b)	18,206	4,031,901
Seagate Technology Holdings PLC(c)	16,751	1,185,803
ServiceNow, Inc.(b)	1,745	1,027,508
Skyworks Solutions, Inc.	5,943	646,242
SolarEdge Technologies, Inc.(b)(c)	1,432	232,800
Synopsys, Inc.(b)	1,466	672,733
TE Connectivity Ltd.	15,545	2,058,003
Teledyne Technologies, Inc.(b)	1,723	720,731
Teradyne, Inc.(c)	3,451	372,259
Texas Instruments, Inc.	13,861	2,329,480
Trimble, Inc.(b)	8,718	477,659
Tyler Technologies, Inc.(b)(c)	584	232,683
VeriSign, Inc.(b)	818	169,972
Western Digital Corp.(b)	43,163	1,942,335
Zebra Technologies Corp., Class A(b)	2,478	681,475

		198,995,114

Materials-3.25%
Air Products and Chemicals, Inc.	5,730	1,693,158
Albemarle Corp.(c)	4,831	959,968
Amcor PLC	180,646	1,759,492
Avery Dennison Corp.	6,496	1,223,717
Ball Corp.	34,631	1,885,658
Celanese Corp.(c)	10,671	1,348,388
CF Industries Holdings, Inc.	18,391	1,417,394
Corteva, Inc.	38,076	1,923,219
Dow, Inc.	125,568	6,850,990
DuPont de Nemours, Inc.	22,182	1,705,574
Eastman Chemical Co.	15,383	1,307,709
Ecolab, Inc.	9,901	1,819,903
FMC Corp.	6,669	575,068
Freeport-McMoRan, Inc.	70,613	2,818,165
International Flavors & Fragrances, Inc.	18,960	1,335,732
International Paper Co.	80,041	2,795,032
Linde PLC	11,227	4,345,298
LyondellBasell Industries N.V., Class A	64,828	6,403,062
Martin Marietta Materials, Inc.	1,795	801,306
Mosaic Co. (The)	64,905	2,521,559
Newmont Corp.	34,020	1,341,068
Nucor Corp.	33,159	5,706,664
Packaging Corp. of America	7,723	1,151,499
PPG Industries, Inc.	15,354	2,176,583
Sealed Air Corp.	17,457	646,956
Sherwin-Williams Co. (The)	11,403	3,098,423
Steel Dynamics, Inc.	26,338	2,807,367
Vulcan Materials Co.	4,332	945,459
WestRock Co.	86,354	2,824,639

		66,189,050

Real Estate-0.90%
Alexandria Real Estate Equities, Inc.	2,706	314,816
American Tower Corp.	6,999	1,269,059
AvalonBay Communities, Inc.(c)	1,755	322,604
Boston Properties, Inc.(c)	7,067	471,864

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2023

	Shares	Value
Real Estate-(continued)
Camden Property Trust	1,620	$174,344
CBRE Group, Inc., Class A(b)	47,582	4,046,849
CoStar Group, Inc.(b)(c)	3,380	277,126
Crown Castle, Inc.	7,434	747,117
Digital Realty Trust, Inc.	5,717	753,043
Equinix, Inc.(c)	1,231	961,879
Equity Residential	5,088	329,855
Essex Property Trust, Inc.(c)	858	204,539
Extra Space Storage, Inc.	1,683	216,568
Federal Realty Investment Trust	1,353	132,513
Healthpeak Properties, Inc.	12,217	251,426
Host Hotels & Resorts, Inc.	35,596	562,061
Invitation Homes, Inc.(c)	7,970	271,697
Iron Mountain, Inc.(c)	11,162	709,233
Kimco Realty Corp.	10,913	206,692
Mid-America Apartment Communities, Inc.(c)	1,650	239,630
Prologis, Inc.	6,485	805,437
Public Storage	1,831	506,052
Realty Income Corp.	6,925	388,077
Regency Centers Corp.(c)	2,416	150,275
SBA Communications Corp., Class A	1,427	320,404
Simon Property Group, Inc.	5,861	665,165
UDR, Inc.	4,415	176,159
Ventas, Inc.	11,096	484,673
VICI Properties, Inc.	11,457	353,334
Welltower, Inc.	8,991	745,174
Weyerhaeuser Co.	36,541	1,196,718

		18,254,383

Utilities-2.53%
AES Corp. (The)(c)	78,406	1,405,820
Alliant Energy Corp.	9,555	479,374
Ameren Corp.	11,842	938,715
American Electric Power Co., Inc.	28,519	2,235,890
American Water Works Co., Inc.(c)	3,200	443,968
Atmos Energy Corp.	4,730	548,444
CenterPoint Energy, Inc.	39,075	1,089,802
CMS Energy Corp.	16,983	954,275
Consolidated Edison, Inc.	20,663	1,838,180
Constellation Energy Corp.	32,668	3,402,699
Dominion Energy, Inc.	40,625	1,971,937

	Shares	Value
Utilities-(continued)
DTE Energy Co.	19,842	$2,051,266
Duke Energy Corp.	38,879	3,452,455
Edison International	30,760	2,117,826
Entergy Corp.	16,531	1,574,578
Evergy, Inc.	12,095	664,862
Eversource Energy	21,677	1,383,426
Exelon Corp.	58,367	2,341,684
FirstEnergy Corp.	39,809	1,435,911
NextEra Energy, Inc.	39,664	2,649,555
NiSource, Inc.	26,549	710,451
NRG Energy, Inc.	110,912	4,164,746
PG&E Corp.(b)	158,482	2,583,257
Pinnacle West Capital Corp.	6,744	521,109
PPL Corp.	38,527	960,093
Public Service Enterprise Group, Inc.	21,526	1,314,808
Sempra	29,884	2,098,454
Southern Co. (The)	49,785	3,371,938
WEC Energy Group, Inc.	12,910	1,085,989
Xcel Energy, Inc.	29,773	1,700,931

		51,492,443

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $1,751,196,099)		2,034,402,447

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.96%
Invesco Private Government Fund, 5.30%(d)(e)(f)	16,906,620	16,906,620
Invesco Private Prime Fund, 5.51%(d)(e)(f)	43,474,166	43,474,166

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $60,381,046)		60,380,786

TOTAL INVESTMENTS IN SECURITIES-102.84% (Cost $1,811,577,145)		2,094,783,233
OTHER ASSETS LESS LIABILITIES-(2.84)%		(57,834,073)

NET ASSETS-100.00%		$2,036,949,160

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Invesco Ltd.	$ 646,431	$ 259,825	$ (191,944)	$40,525	$(58,846)	$ 695,991	$ 30,629

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2023

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$37,013,822	$(37,013,822)	$-	$-	$-	$28,627

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	8,652,647	234,071,959	(225,817,986)	-	-	16,906,620	608,907	*

Invesco Private Prime Fund	22,284,054	523,150,823	(501,962,403)	(2,502)	4,194	43,474,166	1,624,934	*

Total	$31,583,132	$794,496,429	$(764,986,155)	$38,023	$(54,652)	$61,076,777	$2,293,097

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco S&P MidCap 400 Revenue ETF (RWK)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-1.04%
Cable One, Inc.	578	$376,030
Frontier Communications Parent, Inc.(b)(c)	78,333	1,254,895
Iridium Communications, Inc.	2,696	131,969
New York Times Co. (The), Class A(c)	14,335	634,610
Nexstar Media Group, Inc., Class A	7,202	1,172,486
TEGNA, Inc.	45,244	747,883
TripAdvisor, Inc.(b)(c)	22,061	333,342
World Wrestling Entertainment, Inc., Class A	2,879	277,967
Ziff Davis, Inc.(b)(c)	4,787	319,054
ZoomInfo Technologies, Inc., Class A(b)(c)	9,971	179,677

		5,427,913

Consumer Discretionary-21.21%
Adient PLC(b)(c)	88,893	3,481,939
Aramark	99,732	3,708,036
Autoliv, Inc. (Sweden)	23,869	2,329,614
AutoNation, Inc.(b)	42,554	6,684,808
Boyd Gaming Corp.	12,109	809,729
Brunswick Corp.(c)	18,436	1,458,656
Capri Holdings Ltd.(b)	34,421	1,806,758
Carter’s, Inc.	10,548	754,920
Choice Hotels International, Inc.(c)	2,862	363,188
Churchill Downs, Inc.(c)	3,264	408,914
Columbia Sportswear Co.(c)	10,379	761,196
Crocs, Inc.(b)(c)	7,366	717,006
Deckers Outdoor Corp.(b)	1,681	889,400
Dick’s Sporting Goods, Inc.(c)	20,896	2,431,041
Five Below, Inc.(b)(c)	3,867	664,969
Foot Locker, Inc.(c)	74,650	1,464,633
Fox Factory Holding Corp.(b)(c)	3,942	436,813
GameStop Corp., Class A(b)(c)	59,207	1,098,290
Gap, Inc. (The)(c)	363,865	4,213,557
Gentex Corp.	16,412	536,016
Goodyear Tire & Rubber Co. (The)(b)	367,613	4,745,884
Graham Holdings Co., Class B	1,591	932,851
Grand Canyon Education, Inc.(b)	1,969	230,865
H&R Block, Inc.	24,931	996,741
Harley-Davidson, Inc.	40,617	1,370,824
Helen of Troy Ltd.(b)(c)	4,701	577,847
Hilton Grand Vacations, Inc.(b)(c)	19,715	861,940
KB Home	32,079	1,629,613
Kohl’s Corp.	184,656	4,919,236
Lear Corp.	35,366	5,095,887
Leggett & Platt, Inc.	35,969	1,014,326
Light & Wonder, Inc.(b)	9,018	691,410
Lithia Motors, Inc., Class A	25,382	7,818,164
Macy’s, Inc.	361,236	4,417,916
Marriott Vacations Worldwide Corp.	8,337	906,149
Mattel, Inc.(b)	64,706	1,433,885
Murphy USA, Inc.	18,661	5,927,480
Nordstrom, Inc.	173,888	2,820,463
Ollie’s Bargain Outlet Holdings, Inc.(b)	6,881	530,387
Papa John’s International, Inc.(c)	6,700	507,190
Penn Entertainment, Inc.(b)(c)	56,381	1,335,666
Planet Fitness, Inc., Class A(b)(c)	3,277	199,242
Polaris, Inc.	17,434	1,954,177
PVH Corp.	24,956	2,086,322

	Shares	Value
Consumer Discretionary-(continued)
RH(b)(c)	2,892	$1,056,129
Service Corp. International	14,230	898,055
Skechers U.S.A., Inc., Class A(b)	32,196	1,619,781
Taylor Morrison Home Corp., Class A(b)	39,766	1,884,908
Tempur Sealy International, Inc.(c)	29,387	1,372,961
Texas Roadhouse, Inc.	8,815	917,641
Thor Industries, Inc.(c)	29,635	3,106,341
Toll Brothers, Inc.	32,050	2,625,856
TopBuild Corp.(b)	5,060	1,467,805
Topgolf Callaway Brands Corp.(b)(c)	47,691	831,731
Travel + Leisure Co.	20,191	811,678
Under Armour, Inc., Class A(b)(c)	89,218	681,625
Under Armour, Inc., Class C(b)(c)	96,770	666,745
Valvoline, Inc.	11,985	412,763
Visteon Corp.(b)	5,925	825,175
Wendy’s Co. (The)	21,778	430,987
Williams-Sonoma, Inc.(c)	15,438	2,179,846
Wingstop, Inc.	481	77,268
Wyndham Hotels & Resorts, Inc.	4,548	342,874
YETI Holdings, Inc.(b)(c)	10,104	504,695

		110,738,812

Consumer Staples-9.32%
BellRing Brands, Inc.(b)	9,505	394,458
BJ’s Wholesale Club Holdings, Inc.(b)	71,187	4,797,292
Boston Beer Co., Inc. (The), Class A(b)(c)	1,438	525,488
Casey’s General Stores, Inc.	15,691	3,835,037
Celsius Holdings, Inc.(b)	1,265	247,991
Coca-Cola Consolidated, Inc.	2,172	1,518,011
Coty,Inc.,Class A(b)(c)	103,108	1,191,928
Darling Ingredients, Inc.(b)	24,983	1,542,950
Energizer Holdings, Inc.(c)	20,255	695,759
Flowers Foods, Inc.	44,180	1,040,881
Grocery Outlet Holding Corp.(b)(c)	30,069	927,629
Ingredion, Inc.	17,041	1,753,689
Lancaster Colony Corp.	2,091	345,412
Performance Food Group Co.(b)	234,216	14,551,840
Pilgrim’s Pride Corp.(b)	174,542	4,391,477
Post Holdings, Inc.(b)(c)	16,342	1,466,041
Sprouts Farmers Market, Inc.(b)(c)	43,419	1,771,061
US Foods Holding Corp.(b)	189,642	7,667,226

		48,664,170

Energy-8.23%
Antero Midstream Corp.	21,620	262,034
Antero Resources Corp.(b)	87,750	2,428,042
ChampionX Corp.(c)	31,697	1,143,945
Chord Energy Corp.(c)	5,824	940,576
CNX Resources Corp.(b)(c)	48,685	1,088,110
DT Midstream, Inc.	4,299	224,795
Equitrans Midstream Corp.	34,369	329,942
HF Sinclair Corp.	189,718	10,451,565
Matador Resources Co.	13,800	876,300
Murphy Oil Corp.	24,792	1,125,557
NOV, Inc.	112,037	2,367,342
Ovintiv, Inc.	81,291	3,817,425
PBF Energy, Inc., Class A	255,748	11,992,024
Range Resources Corp.(c)	40,030	1,296,171

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco S&P MidCap 400 Revenue ETF (RWK)–(continued)

August 31, 2023

	Shares	Value
Energy-(continued)
Southwestern Energy Co.(b)	611,809	$4,148,065
Valaris Ltd.(b)	6,425	483,931

		42,975,824

Financials-8.88%
Affiliated Managers Group, Inc.(c)	3,498	468,767
American Financial Group, Inc.	13,668	1,584,394
Annaly Capital Management, Inc.	55,085	1,116,573
Associated Banc-Corp	22,219	385,055
Bank OZK(c)	8,922	358,397
Brighthouse Financial, Inc.(b)	35,837	1,779,665
Cadence Bank(c)	24,410	558,501
Cathay General Bancorp.	6,704	238,864
CNO Financial Group, Inc.	35,998	842,353
Columbia Banking System, Inc.	10,914	223,519
Commerce Bancshares, Inc.	7,273	357,032
Cullen/Frost Bankers, Inc.	4,478	423,305
East West Bancorp, Inc.	12,766	706,470
Essent Group Ltd.	4,711	236,586
Euronet Worldwide, Inc.(b)(c)	6,959	607,938
Evercore, Inc., Class A	4,940	691,847
F.N.B. Corp.	34,379	399,828
Federated Hermes, Inc., Class B	9,006	313,049
First American Financial Corp.	28,304	1,745,791
First Financial Bankshares, Inc.	4,572	131,308
First Horizon Corp.	74,078	929,679
FirstCash Holdings, Inc.	6,633	592,460
Glacier Bancorp, Inc.(c)	6,518	196,909
Hancock Whitney Corp.	8,709	359,246
Hanover Insurance Group, Inc. (The)	10,941	1,167,624
Home BancShares, Inc.	11,659	258,597
Interactive Brokers Group, Inc., Class A	14,867	1,354,086
International Bancshares Corp.	3,811	170,657
Janus Henderson Group PLC(c)	16,233	445,920
Jefferies Financial Group, Inc.	57,227	2,042,432
Kemper Corp.	27,250	1,279,932
Kinsale Capital Group, Inc.	569	226,820
MGIC Investment Corp.	16,636	292,461
New York Community Bancorp, Inc.	104,505	1,283,321
Old National Bancorp	33,624	513,102
Old Republic International Corp.	68,491	1,873,229
Pinnacle Financial Partners, Inc.	7,736	514,908
Primerica, Inc.	3,275	658,144
Prosperity Bancshares, Inc.	4,891	277,858
Reinsurance Group of America, Inc.	26,040	3,609,665
RenaissanceRe Holdings Ltd. (Bermuda)	7,490	1,407,296
RLI Corp.	2,106	276,981
SEI Investments Co.	7,240	449,314
Selective Insurance Group, Inc.	8,446	837,928
SLM Corp.	34,330	488,859
South State Corp.(c)	6,024	435,535
Starwood Property Trust, Inc.(c)	20,346	415,669
Stifel Financial Corp.	18,222	1,184,794
Synovus Financial Corp.	20,473	633,844
Texas Capital Bancshares, Inc.(b)	6,268	391,374
UMB Financial Corp.	6,530	412,761
United Bankshares, Inc.	8,482	255,139
Unum Group	59,973	2,950,072
Valley National Bancorp(c)	69,824	640,984
Voya Financial, Inc.	19,710	1,373,393

	Shares	Value
Financials-(continued)
Webster Financial Corp.	18,128	$768,808
Western Union Co. (The)	83,511	1,031,361
WEX, Inc.(b)	3,073	602,861
Wintrust Financial Corp.	8,023	622,665

		46,395,930

Health Care-4.23%
Acadia Healthcare Co., Inc.(b)	8,965	691,202
Amedisys, Inc.(b)	5,507	516,281
Arrowhead Pharmaceuticals, Inc.(b)(c)	1,721	47,568
Azenta, Inc.(b)(c)	3,000	169,290
Bruker Corp.	7,939	520,798
Chemed Corp.	930	475,639
Doximity, Inc., Class A(b)(c)	3,001	71,544
Encompass Health Corp.	16,955	1,204,483
Enovis Corp.(b)	6,326	354,509
Envista Holdings Corp.(b)	18,298	585,902
Exelixis, Inc.(b)	19,711	441,329
Globus Medical, Inc., Class A(b)(c)	4,365	236,147
Haemonetics Corp.(b)	3,006	269,728
Halozyme Therapeutics, Inc.(b)	4,683	199,309
HealthEquity, Inc.(b)(c)	3,132	211,567
ICU Medical, Inc.(b)(c)	2,765	401,008
Inari Medical, Inc.(b)(c)	1,551	103,328
Integra LifeSciences Holdings Corp.(b)	8,685	369,460
Jazz Pharmaceuticals PLC(b)	6,673	956,641
Lantheus Holdings, Inc.(b)	2,711	185,541
LivaNova PLC(b)	5,021	278,917
Masimo Corp.(b)(c)	3,330	380,552
Medpace Holdings, Inc.(b)	1,708	461,621
Neogen Corp.(b)(c)	8,705	201,260
Neurocrine Biosciences, Inc.(b)	3,889	423,473
Omnicell, Inc.(b)	3,954	224,824
Option Care Health, Inc.(b)(c)	29,904	1,041,556
Patterson Cos., Inc.	52,563	1,578,993
Penumbra, Inc.(b)(c)	620	163,990
Perrigo Co. PLC	30,934	1,082,690
Progyny, Inc.(b)	4,909	183,302
QuidelOrtho Corp.(b)(c)	8,327	685,812
R1 RCM, Inc.(b)(c)	26,583	458,291
Repligen Corp.(b)(c)	1,089	189,388
Shockwave Medical, Inc.(b)	424	93,445
Sotera Health Co.(b)(c)	15,345	247,668
Syneos Health, Inc.(b)	29,543	1,262,372
Tenet Healthcare Corp.(b)	60,633	4,702,696
United Therapeutics Corp.(b)	1,970	441,989

		22,114,113

Industrials-20.32%
Acuity Brands, Inc.(c)	5,827	939,779
Advanced Drainage Systems, Inc.	6,576	842,780
AECOM	36,781	3,227,533
AGCO Corp.	24,551	3,180,091
ASGN, Inc.(b)	14,429	1,185,487
Avis Budget Group, Inc.(b)(c)	14,240	3,038,674
Brink’s Co. (The)	14,668	1,111,981
Builders FirstSource, Inc.(b)(c)	38,920	5,644,957
BWX Technologies, Inc.	7,932	585,064
CACI International, Inc., Class A(b)	4,746	1,556,735
Carlisle Cos., Inc.(c)	6,112	1,607,578
Chart Industries, Inc.(b)(c)	3,086	557,270

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco S&P MidCap 400 Revenue ETF (RWK)–(continued)

August 31, 2023

	Shares	Value
Industrials-(continued)
Clean Harbors, Inc.(b)	7,682	$1,300,870
Concentrix Corp.	17,440	1,392,235
Crane Co.	5,907	538,246
Curtiss-Wright Corp.	3,426	712,574
Donaldson Co., Inc.	12,996	830,055
EMCOR Group, Inc.	14,775	3,313,294
EnerSys	8,072	847,399
Esab Corp.	9,196	663,675
ExlService Holdings, Inc.(b)(c)	10,990	321,238
Exponent, Inc.	1,251	112,415
Flowserve Corp.	23,566	932,507
Fluor Corp.(b)(c)	112,037	3,920,175
Fortune Brands Innovations, Inc.	21,870	1,509,467
FTI Consulting, Inc.(b)(c)	3,682	684,189
GATX Corp.	2,339	276,329
Genpact Ltd.	26,461	987,789
Graco, Inc.	5,976	471,745
GXO Logistics, Inc.(b)	34,735	2,221,998
Hertz Global Holdings, Inc.(b)(c)	117,082	1,984,540
Hexcel Corp.	5,013	367,453
Hubbell, Inc.	3,747	1,221,709
Insperity, Inc.	10,929	1,107,436
ITT, Inc.	8,058	824,172
JetBlue Airways Corp.(b)(c)	296,326	1,754,250
KBR, Inc.(c)	23,386	1,438,707
Kirby Corp.(b)	8,828	731,223
Knight-Swift Transportation Holdings, Inc.	29,495	1,616,916
Landstar System, Inc.	8,367	1,588,140
Lennox International, Inc.	3,555	1,339,560
Lincoln Electric Holdings, Inc.	4,619	888,973
ManpowerGroup, Inc.	57,653	4,547,092
MasTec, Inc.(b)(c)	21,471	2,136,150
Maximus, Inc.	12,792	1,033,849
MDU Resources Group, Inc.	51,936	1,057,417
Middleby Corp. (The)(b)(c)	6,498	946,044
MSA Safety, Inc.(c)	2,355	430,211
MSC Industrial Direct Co., Inc., Class A	9,271	946,198
nVent Electric PLC	14,105	797,497
Oshkosh Corp.	23,468	2,436,682
Owens Corning	18,735	2,696,154
Paylocity Holding Corp.(b)	1,378	276,289
Regal Rexnord Corp.	8,039	1,303,845
Ryder System, Inc.	33,813	3,404,969
Saia, Inc.(b)	2,151	916,756
Science Applications International Corp.	16,596	1,952,685
Simpson Manufacturing Co., Inc.	3,772	602,615
Stericycle, Inc.(b)(c)	13,627	602,450
Sunrun, Inc.(b)(c)	29,116	455,083
Terex Corp.(c)	19,400	1,175,834
Tetra Tech, Inc.	5,545	872,506
Timken Co. (The)	12,711	971,375
Toro Co. (The)	11,057	1,131,352
Trex Co., Inc.(b)	3,942	281,341
UFP Industries, Inc.	23,024	2,402,554
Valmont Industries, Inc.	3,621	917,923
Vicor Corp.(b)(c)	1,601	108,500
Watsco, Inc.(c)	4,704	1,714,843
Watts Water Technologies, Inc., Class A	2,601	490,991
Werner Enterprises, Inc.	17,425	725,054
WESCO International, Inc.(c)	32,266	5,222,252

	Shares	Value
Industrials-(continued)
Woodward, Inc.	5,255	$679,839
XPO, Inc.(b)	46,855	3,496,789

		106,110,347

Information Technology-12.53%
ACI Worldwide, Inc.(b)	13,409	325,571
Allegro MicroSystems, Inc. (Japan)(b)(c)	5,661	216,533
Amkor Technology, Inc.	60,970	1,704,721
Arrow Electronics, Inc.(b)	62,207	8,300,280
Aspen Technology, Inc.(b)(c)	1,116	216,504
Avnet, Inc.	128,444	6,518,533
Belden, Inc.	6,455	606,125
Blackbaud, Inc.(b)(c)	3,293	250,630
Calix, Inc.(b)	4,091	190,272
Ciena Corp.(b)(c)	22,132	1,106,157
Cirrus Logic, Inc.(b)(c)	5,593	458,850
Cognex Corp.	3,798	178,810
Coherent Corp.(b)(c)	28,214	1,061,693
CommVault Systems, Inc.(b)	2,506	171,185
Crane NXT Co.	13,486	800,529
Dropbox, Inc., Class A(b)	22,399	622,468
Dynatrace, Inc.(b)	5,137	247,603
Envestnet, Inc.(b)	5,080	277,520
IPG Photonics Corp.(b)	2,865	310,451
Jabil, Inc.	84,251	9,640,000
Kyndryl Holdings, Inc.(b)	310,661	5,243,958
Lattice Semiconductor Corp.(b)	1,960	190,630
Littelfuse, Inc.	2,115	564,874
Lumentum Holdings, Inc.(b)(c)	8,075	437,100
MACOM Technology Solutions Holdings, Inc.(b)	2,632	222,562
Manhattan Associates, Inc.(b)	989	200,391
MKS Instruments, Inc.	8,079	809,758
National Instruments Corp.	6,621	394,612
NCR Corp.(b)	70,972	2,183,099
Novanta, Inc.(b)(c)	1,180	197,036
Power Integrations, Inc.	1,421	119,393
Qualys, Inc.(b)(c)	905	140,863
Silicon Laboratories, Inc.(b)(c)	1,550	209,033
Super Micro Computer, Inc.(b)(c)	5,692	1,565,755
Synaptics, Inc.(b)	4,445	389,115
TD SYNNEX Corp.	151,276	15,392,333
Teradata Corp.(b)	8,195	379,183
Universal Display Corp.	952	154,757
Vishay Intertechnology, Inc.	29,188	800,919
Vontier Corp.	23,625	742,061
Wolfspeed, Inc.(b)(c)	3,933	188,076
Xerox Holdings Corp.(c)	107,594	1,709,669

		65,439,612

Materials-10.06%
Alcoa Corp.	77,865	2,342,179
AptarGroup, Inc.	6,610	876,222
Ashland, Inc.	6,304	546,115
Avient Corp.	21,782	873,676
Axalta Coating Systems Ltd.(b)	35,843	1,014,357
Berry Global Group, Inc.	49,940	3,263,080
Cabot Corp.	13,158	953,429
Chemours Co. (The)	46,412	1,578,936
Cleveland-Cliffs, Inc.(b)	316,636	4,841,364
Commercial Metals Co.	44,661	2,513,968

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco S&P MidCap 400 Revenue ETF (RWK)–(continued)

August 31, 2023

	Shares	Value
Materials-(continued)
Crown Holdings, Inc.	34,520	$3,198,623
Eagle Materials, Inc.	2,933	555,276
Graphic Packaging Holding Co.	82,358	1,831,642
Greif, Inc., Class A	19,218	1,395,035
Knife River Corp.(b)(c)	13,155	676,956
Louisiana-Pacific Corp.	11,645	727,580
MP Materials Corp.(b)(c)	4,712	98,669
NewMarket Corp.	1,586	744,849
Olin Corp.(c)	38,559	2,237,193
Reliance Steel & Aluminum Co.	15,193	4,329,397
Royal Gold, Inc.	1,161	130,136
RPM International, Inc.(c)	19,763	1,971,162
Scotts Miracle-Gro Co. (The)(c)	13,796	781,681
Sensient Technologies Corp.	4,388	270,345
Silgan Holdings, Inc.	30,877	1,393,479
Sonoco Products Co.	25,939	1,490,195
United States Steel Corp.	205,988	6,404,167
Westlake Corp.(c)	30,742	4,026,587
Worthington Industries, Inc.(c)	19,369	1,457,905

		52,524,203

Real Estate-2.22%
Agree Realty Corp.	1,578	97,552
Apartment Income REIT Corp.	5,008	170,572
Brixmor Property Group, Inc.	13,076	287,410
Corporate Office Properties Trust(c)	6,685	173,008
Cousins Properties, Inc.	8,187	192,394
CubeSmart(c)	5,229	218,102
EastGroup Properties, Inc.	549	98,617
EPR Properties	3,361	150,506
First Industrial Realty Trust, Inc.	2,490	129,331
Healthcare Realty Trust, Inc.	12,959	227,042
Highwoods Properties, Inc.	8,449	201,340
Independence Realty Trust, Inc.(c)	7,863	132,334
Jones Lang LaSalle, Inc.(b)(c)	31,090	5,372,352
Kilroy Realty Corp.	8,454	312,375
Kite Realty Group Trust(c)	8,837	199,451
Lamar Advertising Co., Class A(c)	5,003	456,374
Medical Properties Trust, Inc.	36,514	263,631
National Storage Affiliates Trust	5,087	170,923
NNN REIT, Inc.	4,108	161,814
Omega Healthcare Investors, Inc.	6,202	197,348
Park Hotels & Resorts, Inc.(c)	43,593	559,298
Physicians Realty Trust(c)	8,354	116,204
PotlatchDeltic Corp.(c)	5,535	261,584
Rayonier, Inc.	6,533	195,337
Rexford Industrial Realty, Inc.	2,987	159,715
Sabra Health Care REIT, Inc.	11,900	149,107
Spirit Realty Capital, Inc.	4,103	158,417
STAG Industrial, Inc.	4,197	153,316
Vornado Realty Trust(c)	26,534	637,347

		11,602,801

	Shares	Value
Utilities-1.89%
ALLETE, Inc.	6,451	$354,160
Black Hills Corp.	9,472	520,960
Essential Utilities, Inc.	12,592	464,645
Hawaiian Electric Industries, Inc.(c)	23,197	325,222
IDACORP, Inc.	3,700	354,608
National Fuel Gas Co.	13,261	712,646
New Jersey Resources Corp.	12,158	512,703
NorthWestern Corp.	5,893	297,007
OGE Energy Corp.	20,892	711,373
ONE Gas, Inc.(c)	7,265	526,494
Ormat Technologies, Inc.	1,961	148,918
PNM Resources, Inc.(c)	11,517	510,318
Portland General Electric Co.	11,965	524,785
Southwest Gas Holdings, Inc.(c)	19,304	1,195,497
Spire, Inc.	9,263	541,052
UGI Corp.	86,393	2,175,376

		9,875,764

Total Common Stocks & Other Equity Interests (Cost $468,670,682)		521,869,489

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e) (Cost $256,285)	256,285	256,285

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $468,926,967)		522,125,774

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-13.55%
Invesco Private Government Fund, 5.30%(d)(e)(f)	19,813,137	19,813,137
Invesco Private Prime Fund, 5.51%(d)(e)(f)	50,948,068	50,948,068

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $70,762,851)		70,761,205

TOTAL INVESTMENTS IN SECURITIES-113.53% (Cost $539,689,818)		592,886,979
OTHER ASSETS LESS LIABILITIES-(13.53)%		(70,663,621)

NET ASSETS-100.00%		$522,223,358

Investment Abbreviations:

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco S&P MidCap 400 Revenue ETF (RWK)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$227,907	$9,313,025	$(9,284,647)	$-	$-	$256,285	$8,636
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	22,446,908	206,459,241	(209,093,012)	-	-	19,813,137	968,291	*
Invesco Private Prime Fund	57,554,621	380,663,966	(387,261,224)	(5,576)	(3,719)	50,948,068	2,600,395	*

Total	$80,229,436	$596,436,232	$(605,638,883)	$(5,576)	$(3,719)	$71,017,490	$3,577,322

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco S&P SmallCap 600 Revenue ETF (RWJ)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Communication Services-5.48%
AMC Networks, Inc., Class A(b)(c)	295,823	$3,443,380
ATN International, Inc.(c)	20,798	746,024
Cargurus, Inc.(b)(c)	78,122	1,414,789
Cars.com, Inc.(b)(c)	40,743	761,487
Cinemark Holdings, Inc.(b)(c)	160,574	2,614,145
Cogent Communications Holdings, Inc.	10,809	762,899
Consolidated Communications Holdings, Inc.(b)	357,571	1,412,405
DISH Network Corp., Class A(b)(c)	2,828,587	16,971,522
E.W. Scripps Co. (The), Class A(b)(c)	330,921	2,528,236
Gogo, Inc.(b)(c)	27,026	306,745
John Wiley & Sons, Inc., Class A(c)	59,906	2,226,107
Lumen Technologies, Inc.(c)	10,446,622	16,610,129
Marcus Corp. (The)	49,514	752,118
QuinStreet, Inc.(b)(c)	72,271	715,483
Scholastic Corp.	44,894	1,950,644
Shenandoah Telecommunications Co.(c)	15,155	344,625
Shutterstock, Inc.	19,253	810,744
TechTarget, Inc.(b)(c)	9,065	260,619
Telephone & Data Systems, Inc.(c)	825,144	17,732,345
Thryv Holdings, Inc.(b)(c)	51,007	1,040,033
Yelp, Inc.(b)(c)	38,590	1,653,581

		75,058,060

Consumer Discretionary-23.00%
Aaron’s Co., Inc. (The)	188,778	2,278,550
Abercrombie & Fitch Co., Class A(b)(c)	123,568	6,641,780
Academy Sports & Outdoors, Inc.(c)	142,830	7,794,233
Adtalem Global Education, Inc.(b)	38,834	1,702,871
American Axle & Manufacturing Holdings, Inc.(b)	883,029	6,666,869
American Eagle Outfitters, Inc.(c)	480,971	8,157,268
America’s Car-Mart, Inc.(b)(c)	17,060	1,898,949
Asbury Automotive Group, Inc.(b)(c)	75,889	17,454,470
BJ’s Restaurants, Inc.(b)(c)	47,515	1,397,416
Bloomin’ Brands, Inc.(c)	201,770	5,661,666
Boot Barn Holdings, Inc.(b)(c)	25,583	2,347,240
Brinker International, Inc.(b)(c)	128,801	4,215,657
Buckle, Inc. (The)(c)	43,950	1,605,933
Caleres, Inc.	138,622	3,974,293
Cavco Industries, Inc.(b)	8,840	2,470,957
Century Communities, Inc.	69,096	5,130,378
Cheesecake Factory, Inc. (The)(c)	117,061	3,728,393
Chico’s FAS, Inc.(b)(c)	422,001	2,164,865
Chuy’s Holdings, Inc.(b)(c)	12,676	482,956
Cracker Barrel Old Country Store, Inc.(c)	43,026	3,546,633
Dana, Inc.	789,455	12,718,120
Dave & Buster’s Entertainment, Inc.(b)(c)	62,531	2,455,592
Designer Brands, Inc., Class A(c)	438,955	4,613,417
Dine Brands Global, Inc.(c)	16,294	892,585
Dorman Products, Inc.(b)	24,100	1,988,491
Ethan Allen Interiors, Inc.(c)	33,181	1,041,220
Frontdoor, Inc.(b)(c)	59,279	1,945,537
Gentherm, Inc.(b)(c)	25,293	1,522,891
G-III Apparel Group Ltd.(b)(c)	177,707	3,527,484
Golden Entertainment, Inc.	28,126	1,024,068
Green Brick Partners, Inc.(b)	36,639	1,812,165

	Shares	Value
Consumer Discretionary-(continued)
Group 1 Automotive, Inc.	78,137	$20,660,986
Guess?, Inc.(c)	146,335	3,520,820
Hanesbrands, Inc.(c)	1,491,427	7,829,992
Haverty Furniture Cos., Inc., (Acquired 11/17/2014 - 08/30/2023; Cost $1,171,759)(d)	40,588	1,270,404
Hibbett, Inc.(c)	55,136	2,553,348
Installed Building Products, Inc.	26,822	3,881,948
iRobot Corp.(b)(c)	28,585	1,111,671
Jack in the Box, Inc.	21,649	1,739,930
Kontoor Brands, Inc.	72,031	3,298,299
La-Z-Boy, Inc.	100,020	3,085,617
LCI Industries	42,252	5,293,331
Leslie’s, Inc.(b)(c)	169,345	1,060,100
LGI Homes, Inc.(b)(c)	19,664	2,420,638
M.D.C. Holdings, Inc.(c)	140,397	6,661,838
M/I Homes, Inc.(b)	64,410	6,323,774
MarineMax, Inc.(b)(c)	76,565	2,547,318
Meritage Homes Corp.(c)	55,316	7,691,137
Mister Car Wash, Inc.(b)(c)	113,843	824,223
Monarch Casino & Resort, Inc.	7,917	533,606
Monro, Inc.(c)	36,068	1,180,866
Movado Group, Inc.	30,022	821,102
National Vision Holdings, Inc.(b)(c)	87,959	1,610,529
ODP Corp. (The)(b)(c)	217,922	10,747,913
Oxford Industries, Inc.(c)	16,084	1,624,323
Patrick Industries, Inc.	65,573	5,484,526
Perdoceo Education Corp.	64,265	1,064,871
Sabre Corp.(b)(c)	920,091	4,600,455
Sally Beauty Holdings, Inc.(b)(c)	359,679	3,654,339
Shake Shack, Inc., Class A(b)(c)	15,502	1,085,140
Shoe Carnival, Inc.(c)	61,294	1,417,730
Signet Jewelers Ltd.(c)	149,077	11,180,775
Six Flags Entertainment Corp.(b)(c)	55,993	1,285,599
Sleep Number Corp.(b)(c)	118,884	3,041,053
Sonic Automotive, Inc., Class A(c)	349,140	18,616,145
Sonos, Inc.(b)(c)	118,478	1,632,627
Standard Motor Products, Inc.	41,438	1,534,449
Steven Madden Ltd.	70,085	2,417,932
Strategic Education, Inc.	15,660	1,213,650
Stride, Inc.(b)(c)	49,318	2,095,522
Sturm Ruger & Co., Inc.	12,549	647,277
Tri Pointe Homes, Inc.(b)(c)	154,271	4,797,828
Upbound Group, Inc.(c)	135,940	4,162,483
Urban Outfitters, Inc.(b)(c)	169,079	5,615,114
Victoria’s Secret & Co.(b)(c)	395,001	7,576,119
Vista Outdoor, Inc.(b)(c)	126,835	3,709,924
Winnebago Industries, Inc.(c)	76,764	4,978,145
Wolverine World Wide, Inc.	208,718	1,686,441
XPEL, Inc.(b)(c)(e)	4,924	410,169

		315,064,973

Consumer Staples-8.76%
Andersons, Inc. (The)(c)	439,694	22,582,684
B&G Foods, Inc.(c)	181,366	2,319,671
Calavo Growers, Inc.(c)	37,997	1,252,381
Cal-Maine Foods, Inc.(c)	70,713	3,379,374
Central Garden & Pet Co.(b)(c)	48,254	2,129,931

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2023

	Shares	Value
Consumer Staples-(continued)
Central Garden & Pet Co., Class A(b)	52,886	$2,157,749
Chefs’ Warehouse, Inc. (The)(b)(c)	100,876	2,879,001
Edgewell Personal Care Co.	60,173	2,320,271
elf Beauty, Inc.(b)	6,241	865,689
Fresh Del Monte Produce, Inc.	186,196	4,757,308
Hain Celestial Group, Inc. (The)(b)	171,430	1,815,444
Hostess Brands, Inc.(b)	58,756	1,673,371
Inter Parfums, Inc.	9,661	1,349,931
J&J Snack Foods Corp.(c)	10,637	1,724,577
John B. Sanfilippo & Son, Inc.	9,435	946,802
Medifast, Inc.(c)	21,617	1,823,178
MGP Ingredients, Inc.(c)	8,688	1,041,691
National Beverage Corp.(b)(c)	27,523	1,412,205
Nu Skin Enterprises, Inc., Class A	68,543	1,637,492
PriceSmart, Inc.	64,856	5,154,755
Simply Good Foods Co. (The)(b)	37,197	1,342,068
SpartanNash Co.	500,238	10,885,179
Tootsie Roll Industries, Inc.	20,688	665,119
TreeHouse Foods, Inc.(b)	90,427	4,206,664
United Natural Foods, Inc.(b)(c)	1,675,652	33,730,875
Universal Corp.(c)	57,780	2,751,484
USANA Health Sciences, Inc.(b)	17,414	1,119,546
Vector Group Ltd.	128,702	1,378,398
WD-40 Co.(c)	3,188	685,006

		119,987,844

Energy-11.30%
Archrock, Inc.	99,149	1,268,116
Bristow Group, Inc.(b)	56,412	1,562,612
California Resources Corp.	95,943	5,357,457
Callon Petroleum Co.(b)(c)	102,722	4,029,784
Civitas Resources, Inc.(c)	58,003	4,769,007
Comstock Resources, Inc.(c)	405,320	4,969,223
CONSOL Energy, Inc.	46,047	3,961,884
Core Laboratories, Inc.(c)	22,662	544,794
CVR Energy, Inc.(c)	446,722	14,607,809
Dorian LPG Ltd.	18,527	477,997
Dril-Quip, Inc.(b)(c)	16,471	454,270
Green Plains, Inc.(b)(c)	132,805	4,122,267
Helix Energy Solutions Group, Inc.(b)	150,068	1,521,690
Helmerich & Payne, Inc.	87,584	3,502,484
Nabors Industries Ltd.(b)(c)	32,119	3,555,252
Northern Oil and Gas, Inc.(c)	68,593	2,869,245
Oceaneering International, Inc.(b)	138,381	3,153,703
Oil States International, Inc.(b)(c)	122,182	957,907
Par Pacific Holdings, Inc.(b)	365,470	12,553,895
Patterson-UTI Energy, Inc.	294,834	4,168,953
ProPetro Holding Corp.(b)(c)	208,272	2,007,742
REX American Resources Corp.(b)	28,900	1,141,261
RPC, Inc.(c)	264,578	2,113,978
SM Energy Co.	120,291	5,089,512
Talos Energy, Inc.(b)(c)	126,918	2,185,528
US Silica Holdings, Inc.(b)	144,688	1,784,003
Vital Energy, Inc.(b)(c)	44,442	2,679,408
World Kinect Corp.(c)	2,711,982	59,392,406

		154,802,187

Financials-9.26%
Ambac Financial Group, Inc.(b)	26,163	336,979
American Equity Investment Life Holding Co.(b)	67,165	3,605,417

	Shares	Value
Financials-(continued)
Ameris Bancorp(c)	38,070	$1,551,353
AMERISAFE, Inc.	6,294	326,029
Apollo Commercial Real Estate Finance, Inc.(c)	76,843	839,126
Artisan Partners Asset Management, Inc., Class A(c)	29,197	1,121,749
Assured Guaranty Ltd.(c)	15,357	903,606
Atlantic Union Bankshares Corp.(c)	32,624	968,607
Avantax, Inc.(b)	38,963	815,106
Axos Financial, Inc.(b)(c)	30,018	1,293,476
B. Riley Financial, Inc.(c)	31,798	1,628,217
Banc of California, Inc.(c)	36,897	462,319
BancFirst Corp.(c)	8,019	766,456
Bancorp, Inc. (The)(b)(c)	15,300	561,663
Bank of Hawaii Corp.	20,090	1,079,637
BankUnited, Inc.	76,853	2,017,391
Banner Corp.	16,370	712,914
Berkshire Hills Bancorp, Inc.	25,018	522,876
Bread Financial Holdings, Inc.(c)	173,773	6,530,389
Brightsphere Investment Group, Inc.	19,839	410,866
Brookline Bancorp, Inc.	51,263	490,587
Capitol Federal Financial, Inc.(c)	61,649	349,550
Central Pacific Financial Corp.	20,038	340,045
City Holding Co.(c)	3,254	297,285
Community Bank System, Inc.(c)	14,023	666,794
Customers Bancorp, Inc.(b)	43,052	1,512,847
CVB Financial Corp.(c)	46,108	805,046
Dime Community Bancshares, Inc.	31,284	666,662
Donnelley Financial Solutions, Inc.(b)	19,863	978,650
Eagle Bancorp, Inc.(c)	24,050	578,643
Ellington Financial, Inc.	25,610	342,406
Employers Holdings, Inc.	22,231	872,122
Encore Capital Group, Inc.(b)(c)	27,483	1,287,853
Enova International, Inc.(b)	40,026	2,019,312
EVERTEC, Inc.	19,363	766,194
EZCORP, Inc., Class A(b)(c)	127,080	1,068,743
FB Financial Corp.	24,879	755,824
First Bancorp	93,436	1,295,023
First Bancorp/Southern Pines NC(c)	15,147	448,957
First Commonwealth Financial Corp.(c)	37,242	486,753
First Financial Bancorp	45,622	948,025
First Hawaiian, Inc.	54,669	1,033,791
Franklin BSP Realty Trust, Inc.(c)	33,549	474,383
Fulton Financial Corp.(c)	104,668	1,395,224
Genworth Financial, Inc., Class A(b)	1,486,104	8,604,542
Green Dot Corp., Class A(b)	86,020	1,276,537
Hanmi Financial Corp.	23,451	406,171
HCI Group, Inc.	9,662	514,791
Heritage Financial Corp.(c)	17,994	309,857
Hilltop Holdings, Inc.(c)	47,438	1,441,641
Hope Bancorp, Inc.(c)	106,835	1,033,094
Horace Mann Educators Corp.	49,693	1,424,201
Independent Bank Corp.	17,590	950,212
Independent Bank Group, Inc.(c)	22,912	966,886
James River Group Holdings Ltd.	47,164	686,708
KKR Real Estate Finance Trust, Inc.	49,102	614,266
Lakeland Financial Corp.(c)	6,407	333,997
Mercury General Corp.	150,613	4,309,038
Moelis & Co., Class A(c)	22,665	1,074,548
Mr. Cooper Group, Inc.(b)(c)	41,034	2,324,986

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2023

	Shares	Value
Financials-(continued)
National Bank Holdings Corp., Class A	14,004	$441,686
Navient Corp.	261,481	4,615,140
NBT Bancorp, Inc.	17,457	600,870
New York Mortgage Trust, Inc.(c)	49,306	469,393
NMI Holdings, Inc., Class A(b)	22,735	650,676
Northfield Bancorp, Inc.	19,131	201,641
Northwest Bancshares, Inc.(c)	58,404	642,444
OFG Bancorp	28,165	849,456
Pacific Premier Bancorp, Inc.	47,161	1,085,646
PacWest Bancorp	241,564	1,920,434
Palomar Holdings, Inc.(b)(c)	6,453	329,168
Park National Corp.	5,454	554,999
Pathward Financial, Inc.	14,105	694,953
Payoneer Global, Inc.(b)(c)	170,559	1,055,760
PennyMac Mortgage Investment Trust(c)	48,131	645,437
Piper Sandler Cos	11,429	1,702,692
PRA Group, Inc.(b)(c)	42,781	833,374
Preferred Bank(c)	7,515	466,757
ProAssurance Corp.	86,319	1,526,120
PROG Holdings, Inc.(b)(c)	85,731	2,940,573
Provident Financial Services, Inc.(c)	37,031	610,271
Radian Group, Inc.	51,765	1,401,796
Ready Capital Corp.(c)	100,135	1,093,474
Redwood Trust, Inc.(c)	125,956	1,008,908
Renasant Corp.(c)	29,212	813,554
S&T Bancorp, Inc.(c)	16,624	470,958
Safety Insurance Group, Inc.	11,956	823,410
Seacoast Banking Corp. of Florida(c)	25,581	603,967
ServisFirst Bancshares, Inc.(c)	16,775	940,071
Simmons First National Corp., Class A(c)	70,425	1,254,974
SiriusPoint Ltd. (Bermuda)(b)	312,575	3,457,080
Southside Bancshares, Inc.	12,732	383,233
Stellar Bancorp, Inc.(c)	16,857	358,548
Stewart Information Services Corp.(c)	72,287	3,348,334
StoneX Group, Inc.(b)	22,099	2,074,654
Tompkins Financial Corp.(c)	6,325	328,457
Triumph Financial, Inc.(b)(c)	9,343	600,101
Trupanion, Inc.(b)(c)	42,407	1,260,760
TrustCo Bank Corp.	7,998	227,703
Trustmark Corp.	42,027	968,302
Two Harbors Investment Corp.(c)	18,632	256,563
United Community Banks, Inc.(c)	43,912	1,185,624
United Fire Group, Inc.	48,435	957,560
Universal Insurance Holdings, Inc.	88,628	1,122,030
Veritex Holdings, Inc.	32,782	616,629
Virtus Investment Partners, Inc.(c)	4,281	886,595
Walker & Dunlop, Inc.	16,824	1,435,760
Washington Federal, Inc.	35,141	955,132
Westamerica Bancorporation	7,816	344,138
WisdomTree, Inc.	47,813	349,035
World Acceptance Corp.(b)(c)	5,676	765,182
WSFS Financial Corp.	29,984	1,178,371

		126,914,763

Health Care-6.14%
AdaptHealth Corp.(b)(c)	332,427	3,965,854
Addus HomeCare Corp.(b)	11,835	1,037,929
Agiliti, Inc.(b)(c)	71,883	693,671
AMN Healthcare Services, Inc.(b)(c)	52,048	4,600,002
Amphastar Pharmaceuticals, Inc.(b)	12,811	682,954

	Shares	Value
Health Care-(continued)
AngioDynamics, Inc.(b)	34,874	$280,038
ANI Pharmaceuticals, Inc.(b)(c)	8,126	523,233
Anika Therapeutics, Inc.(b)(c)	6,419	114,579
Apollo Medical Holdings, Inc.(b)(c)	41,386	1,566,874
Arcus Biosciences, Inc.(b)(c)	6,348	130,134
Artivion, Inc.(b)(c)	23,266	393,661
Avanos Medical, Inc.(b)	35,976	756,935
Avid Bioservices, Inc.(b)(c)	9,524	112,383
BioLife Solutions, Inc.(b)(c)	8,073	106,644
Catalyst Pharmaceuticals, Inc.(b)(c)	24,819	348,459
Certara, Inc.(b)(c)	22,732	367,349
Coherus Biosciences, Inc.(b)(c)	38,058	202,849
Collegium Pharmaceutical, Inc.(b)	27,159	636,064
Community Health Systems, Inc.(b)(c)	3,750,517	12,676,747
Computer Programs and Systems, Inc.(b)(c)	13,676	222,509
CONMED Corp.(c)	9,252	1,031,228
Corcept Therapeutics, Inc.(b)(c)	19,990	654,273
CorVel Corp.(b)(c)	4,008	867,532
Cross Country Healthcare, Inc.(b)(c)	111,177	2,863,920
Cytek Biosciences, Inc.(b)(c)	22,965	174,534
Cytokinetics, Inc.(b)(c)	2,917	101,920
Dynavax Technologies Corp.(b)(c)	64,707	929,193
Embecta Corp.(c)	49,336	904,329
Enanta Pharmaceuticals, Inc.(b)(c)	3,424	50,846
Enhabit, Inc.(b)(c)	96,262	1,233,116
Ensign Group, Inc. (The)(c)	38,356	3,844,038
Fulgent Genetics, Inc.(b)(c)	10,777	353,055
Glaukos Corp.(b)(c)	4,791	359,996
Harmony Biosciences Holdings, Inc.(b)(c)	15,154	549,332
HealthStream, Inc.	12,878	270,824
Innoviva, Inc.(b)(c)	28,041	357,523
Integer Holdings Corp.(b)(c)	19,373	1,652,711
Ironwood Pharmaceuticals, Inc.(b)(c)	41,115	361,812
iTeos Therapeutics, Inc.(b)	10,113	122,013
LeMaitre Vascular, Inc.	2,802	161,984
Ligand Pharmaceuticals, Inc.(b)(c)	3,243	213,292
Merit Medical Systems, Inc.(b)	15,643	1,021,175
Mesa Laboratories, Inc.	1,846	264,643
ModivCare, Inc.(b)(c)	57,687	1,851,753
Myriad Genetics, Inc.(b)	33,472	597,475
NeoGenomics, Inc.(b)	36,184	543,846
NextGen Healthcare, Inc.(b)(c)	45,184	822,801
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(c)(f)	785	0
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(f)	785	0
OraSure Technologies, Inc.(b)(c)	101,520	655,819
Orthofix Medical, Inc.(b)	31,240	661,038
Owens & Minor, Inc.(b)(c)	556,050	9,397,245
Pacira BioSciences, Inc.(b)	20,849	735,970
Pediatrix Medical Group, Inc.(b)(c)	155,627	2,199,010
Phibro Animal Health Corp., Class A	81,470	1,136,506
Prestige Consumer Healthcare, Inc.(b)	21,946	1,280,110
Privia Health Group, Inc.(b)(c)	57,053	1,497,641
RadNet, Inc.(b)(c)	51,843	1,732,075
REGENXBIO, Inc.(b)	6,152	108,890
Schrodinger, Inc.(b)(c)	6,070	223,922
Select Medical Holdings Corp.(c)	254,526	7,434,704
Simulations Plus, Inc.(c)	1,322	58,816

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2023

	Shares	Value
Health Care-(continued)
Supernus Pharmaceuticals, Inc.(b)	21,571	$686,821
Tandem Diabetes Care, Inc.(b)(c)	36,083	987,231
UFP Technologies, Inc.(b)(c)	2,818	495,151
uniQure N.V. (Netherlands)(b)	6,317	55,021
US Physical Therapy, Inc.	5,854	590,259
Vanda Pharmaceuticals, Inc.(b)(c)	44,313	229,984
Varex Imaging Corp.(b)(c)	43,516	855,960
Veradigm, Inc.(b)(c)	56,881	761,068
Vericel Corp.(b)(c)	5,500	180,565
Vir Biotechnology, Inc.(b)(c)	19,782	250,440
Xencor, Inc.(b)(c)	4,073	89,525
Zynex, Inc.(b)(c)	21,702	167,105

		84,048,908

Industrials-18.22%
3D Systems Corp.(b)(c)	60,493	381,711
AAON, Inc.	17,008	1,072,524
AAR Corp.(b)	38,988	2,401,661
ABM Industries, Inc.	194,360	8,827,831
AeroVironment, Inc.(b)	5,639	547,152
Alamo Group, Inc.	9,713	1,667,236
Albany International Corp., Class A	13,140	1,218,341
Allegiant Travel Co.(c)	25,910	2,301,844
American Woodmark Corp.(b)	34,054	2,644,974
Apogee Enterprises, Inc.	39,059	1,970,917
Applied Industrial Technologies, Inc.	36,630	5,654,573
ArcBest Corp.(c)	68,186	7,199,760
Arcosa, Inc.	35,439	2,772,039
Astec Industries, Inc.(c)	34,470	1,889,645
AZZ, Inc.(c)	40,115	1,969,646
Barnes Group, Inc.	35,477	1,394,246
Boise Cascade Co.	111,518	12,196,724
Brady Corp., Class A	29,852	1,505,735
CIRCOR International, Inc.(b)	18,909	1,053,042
Comfort Systems USA, Inc.	31,855	5,879,477
CoreCivic, Inc.(b)(c)	230,661	2,481,912
CSG Systems International, Inc.	25,255	1,371,599
Deluxe Corp.	148,900	3,010,758
DXP Enterprises, Inc.(b)	49,900	1,774,943
Dycom Industries, Inc.(b)	41,553	4,152,391
Encore Wire Corp.(c)	18,317	3,018,825
Enerpac Tool Group Corp.	23,871	625,420
EnPro Industries, Inc.	11,021	1,503,154
Enviri Corp.(b)(c)	249,039	1,855,341
ESCO Technologies, Inc.	10,585	1,132,701
Federal Signal Corp.	27,895	1,700,200
Forrester Research, Inc.(b)(c)	20,294	621,605
Forward Air Corp.	21,320	1,509,882
Franklin Electric Co., Inc.	23,598	2,282,163
GEO Group, Inc. (The)(b)(c)	370,607	2,683,195
Gibraltar Industries, Inc.(b)(c)	26,149	1,961,959
GMS, Inc.(b)	89,221	6,186,584
Granite Construction, Inc.(c)	89,947	3,713,912
Greenbrier Cos., Inc. (The)(c)	137,417	5,848,468
Griffon Corp.	88,176	3,691,929
Hawaiian Holdings, Inc.(b)(c)	346,460	2,972,627
Healthcare Services Group, Inc.	133,755	1,544,870
Heartland Express, Inc.(c)	80,474	1,214,353
Heidrick & Struggles International, Inc.	44,036	1,166,514
Hillenbrand, Inc.(c)	61,805	2,993,834

	Shares	Value
Industrials-(continued)
HNI Corp.	97,383	$3,190,267
Hub Group, Inc., Class A(b)	76,974	6,007,051
Insteel Industries, Inc.(c)	26,988	937,833
Interface, Inc.	179,727	1,856,580
John Bean Technologies Corp.	21,172	2,327,015
Kaman Corp.	34,673	777,715
Kelly Services, Inc., Class A	305,722	5,652,800
Kennametal, Inc.(c)	81,482	2,156,829
Korn Ferry	63,733	3,249,108
Lindsay Corp.	6,722	834,200
Liquidity Services, Inc.(b)(c)	20,723	378,195
Marten Transport Ltd.	65,304	1,371,384
MasterBrand, Inc.(b)	317,873	4,071,953
Matson, Inc.(c)	58,629	5,152,317
Matthews International Corp., Class A	49,635	2,093,604
MillerKnoll, Inc.	333,818	6,375,924
Moog, Inc., Class A	32,878	3,819,108
Mueller Industries, Inc.(c)	53,832	4,153,677
MYR Group, Inc.(b)	26,494	3,764,003
National Presto Industries, Inc.	4,756	355,987
NOW, Inc.(b)	255,698	2,856,147
NV5 Global, Inc.(b)(c)	8,808	896,478
OPENLANE, Inc.(b)(c)	117,324	1,831,428
PGT Innovations, Inc.(b)(c)	61,173	1,724,467
Pitney Bowes, Inc.	1,090,453	3,587,590
Powell Industries, Inc.	10,704	898,815
Proto Labs, Inc.(b)	15,627	460,997
Quanex Building Products Corp.	49,175	1,326,742
Resideo Technologies, Inc.(b)	419,770	7,077,322
Resources Connection, Inc.	53,803	834,485
RXO, Inc.(b)(c)	233,497	4,221,626
SkyWest, Inc.(b)	99,406	4,483,211
SPX Technologies, Inc.(b)	20,654	1,632,079
Standex International Corp.	5,912	908,261
Sun Country Airlines Holdings, Inc.(b)(c)	55,507	826,499
SunPower Corp.(b)(c)	188,403	1,348,965
Tennant Co.	16,089	1,326,216
Titan International, Inc.(b)	227,202	2,860,473
Trinity Industries, Inc.(c)	107,538	2,695,978
Triumph Group, Inc.(b)	127,530	1,200,057
TrueBlue, Inc.(b)	135,850	2,055,410
TTEC Holdings, Inc.	80,104	2,383,895
UniFirst Corp.	13,194	2,323,859
Veritiv Corp.(c)	65,036	10,947,510
Verra Mobility Corp., Class A(b)	45,733	813,590
Viad Corp.(b)	52,885	1,501,405
Wabash National Corp.(c)	109,001	2,457,973

		249,575,245

Information Technology-7.44%
8x8, Inc.(b)(c)	214,921	698,493
A10 Networks, Inc.	21,790	324,453
Adeia, Inc.	72,000	724,320
ADTRAN Holdings, Inc.(c)	142,589	1,219,136
Advanced Energy Industries, Inc.	20,080	2,370,846
Agilysys, Inc.(b)	2,992	211,071
Alarm.com Holdings, Inc.(b)(c)	18,863	1,104,806
Alpha & Omega Semiconductor Ltd.(b)(c)	27,986	882,958
Arlo Technologies, Inc.(b)	58,999	576,420
Avid Technology, Inc.(b)(c)	19,960	532,134

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2023

	Shares	Value
Information Technology-(continued)
Axcelis Technologies, Inc.(b)(c)	6,330	$1,216,310
Badger Meter, Inc.	4,355	723,278
Benchmark Electronics, Inc.	137,165	3,530,627
Cerence, Inc.(b)(c)	11,270	294,147
CEVA, Inc.(b)(c)	5,924	137,555
Clearfield, Inc.(b)(c)	7,617	267,738
Cohu, Inc.(b)	23,351	873,094
Consensus Cloud Solutions, Inc.(b)	11,575	369,590
Corsair Gaming, Inc.(b)(c)	80,863	1,271,166
CTS Corp.(c)	14,100	629,565
Digi International, Inc.(b)(c)	12,943	432,037
Digital Turbine, Inc.(b)(c)	82,706	736,910
Diodes, Inc.(b)(c)	24,419	1,998,695
DoubleVerify Holdings, Inc.(b)(c)	14,872	502,822
Ebix, Inc.(c)	50,904	850,097
ePlus, Inc.(b)	42,844	2,843,985
Extreme Networks, Inc.(b)	59,466	1,632,342
Fabrinet (Thailand)(b)(c)	26,090	4,194,489
FormFactor, Inc.(b)	26,456	934,426
Harmonic, Inc.(b)(c)	39,662	423,590
Ichor Holdings Ltd.(b)(c)	39,760	1,456,409
Insight Enterprises, Inc.(b)(c)	79,817	12,777,904
InterDigital, Inc.(c)	7,115	616,942
Itron, Inc.(b)(c)	28,493	1,949,206
Knowles Corp.(b)	46,020	737,701
Kulicke & Soffa Industries, Inc. (Singapore)(c)	19,986	1,033,876
LiveRamp Holdings, Inc.(b)	27,096	876,285
MaxLinear, Inc.(b)	42,638	1,001,993
Methode Electronics, Inc.	29,091	938,185
N-able, Inc.(b)	29,514	394,602
NETGEAR, Inc.(b)	74,212	978,114
NetScout Systems, Inc.(b)(c)	34,059	975,109
OneSpan, Inc.(b)	16,100	197,225
Onto Innovation, Inc.(b)(c)	9,845	1,368,258
OSI Systems, Inc.(b)	10,713	1,460,718
PC Connection, Inc.	75,833	4,028,249
PDF Solutions, Inc.(b)	3,960	143,906
Perficient, Inc.(b)(c)	13,794	879,919
Photronics, Inc.(b)(c)	42,808	1,017,118
Plexus Corp.(b)(c)	51,067	5,185,854
Progress Software Corp.	11,647	708,603
Rambus, Inc.(b)	8,260	466,442
Rogers Corp.(b)	6,863	991,772
Sanmina Corp.(b)(c)	182,858	10,185,191
ScanSource, Inc.(b)(c)	141,932	4,652,531
Semtech Corp.(b)(c)	39,743	1,039,279
SiTime Corp.(b)(c)	2,484	329,602
SMART Global Holdings, Inc.(b)(c)	84,111	2,172,587
SPS Commerce, Inc.(b)	3,332	620,185
TTM Technologies, Inc.(b)(c)	203,334	3,029,677
Ultra Clean Holdings, Inc.(b)	69,769	2,453,078
Veeco Instruments, Inc.(b)(c)	28,758	839,446
Viasat, Inc.(b)(c)	68,531	1,901,050
Viavi Solutions, Inc.(b)(c)	135,245	1,413,310
Xperi, Inc.(b)(c)	49,480	583,864

		101,911,290

Materials-5.77%
AdvanSix, Inc.(c)	59,150	1,956,682

	Shares	Value
Materials-(continued)
American Vanguard Corp.	37,411	$517,020
ATI, Inc.(b)(c)	117,281	5,316,348
Balchem Corp.(c)	7,954	1,117,537
Carpenter Technology Corp.	52,981	3,318,200
Century Aluminum Co.(b)(c)	351,852	2,617,779
Clearwater Paper Corp.(b)	73,962	2,832,005
Compass Minerals International, Inc.	38,889	1,172,503
FutureFuel Corp.	53,002	375,254
H.B. Fuller Co.(c)	64,273	4,661,721
Hawkins, Inc.(c)	20,627	1,282,793
Haynes International, Inc.	12,671	618,471
Ingevity Corp.(b)(c)	34,934	1,882,593
Innospec, Inc.	22,980	2,468,512
Kaiser Aluminum Corp.	55,448	4,209,612
Koppers Holdings, Inc.	72,315	2,768,941
Livent Corp.(b)(c)	39,659	851,479
Materion Corp.	18,093	1,968,337
Mativ Holdings, Inc., Class A	164,875	2,703,950
Mercer International, Inc. (Germany)(c)	271,104	2,464,335
Minerals Technologies, Inc.	43,417	2,652,779
Myers Industries, Inc.	48,952	920,787
O-I Glass, Inc.(b)	382,157	7,589,638
Olympic Steel, Inc.	58,970	3,156,074
Quaker Chemical Corp.(c)	11,012	1,954,410
Stepan Co.	32,190	2,809,221
SunCoke Energy, Inc.(c)	312,150	2,902,995
Sylvamo Corp.(c)	98,389	4,109,709
TimkenSteel Corp.(b)(c)	77,616	1,700,567
Trinseo PLC(c)	352,098	3,707,592
Warrior Met Coal, Inc.	60,001	2,373,640

		78,981,484

Real Estate-3.97%
Acadia Realty Trust(c)	25,451	378,965
Alexander & Baldwin, Inc.	18,308	329,727
American Assets Trust, Inc.	24,336	521,034
Anywhere Real Estate, Inc.(b)(c)	1,151,328	7,552,712
Armada Hoffler Properties, Inc.(c)	49,489	563,680
Brandywine Realty Trust(c)	128,873	644,365
CareTrust REIT, Inc.(c)	11,415	230,012
Centerspace(c)	4,717	305,379
Chatham Lodging Trust(c)	26,156	255,806
Community Healthcare Trust, Inc.	3,213	106,639
Cushman & Wakefield PLC(b)(c)	1,256,717	11,549,229
DiamondRock Hospitality Co.(c)	141,993	1,144,463
Douglas Emmett, Inc.(c)	89,980	1,230,027
Easterly Government Properties, Inc.(c)	22,612	302,322
Elme Communities(c)	15,261	234,714
Essential Properties Realty Trust, Inc.(c)	13,733	329,867
eXp World Holdings, Inc.	244,781	4,704,691
Four Corners Property Trust, Inc.	9,782	246,115
Getty Realty Corp.(c)	5,508	165,350
Global Net Lease, Inc.(c)	40,652	461,400
Hudson Pacific Properties, Inc.(c)	223,378	1,521,204
Innovative Industrial Properties, Inc.(c)	4,563	398,259
JBG SMITH Properties, (Acquired 03/17/2023 - 08/30/2023; Cost $631,380)(c)(d)	43,770	686,314
Kennedy-Wilson Holdings, Inc.(c)	36,892	589,165
LTC Properties, Inc.	6,218	204,323

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2023

	Shares	Value
Real Estate-(continued)
LXP Industrial Trust(c)	35,949	$353,019
Macerich Co. (The)(c)	85,785	1,002,827
Marcus & Millichap, Inc.(c)	39,251	1,307,058
NexPoint Residential Trust, Inc.(c)	6,672	250,534
Office Properties Income Trust(c)	76,890	568,986
Orion Office REIT, Inc.	35,667	207,939
Outfront Media, Inc.	133,080	1,510,458
Pebblebrook Hotel Trust(c)	113,808	1,646,802
Phillips Edison & Co., Inc.(c)	20,310	687,697
RE/MAX Holdings, Inc., Class A	20,474	331,679
Retail Opportunity Investments Corp.(c)	26,312	354,159
RPT Realty	23,258	263,746
Safehold, Inc.(b)	6,984	148,619
Saul Centers, Inc.(c)	7,284	273,587
Service Properties Trust(c)	238,969	1,973,884
SITE Centers Corp.	47,268	631,028
SL Green Realty Corp.	36,795	1,444,572
St. Joe Co. (The)	6,443	397,791
Summit Hotel Properties, Inc.	117,371	681,925
Sunstone Hotel Investors, Inc.(c)	103,658	930,849
Tanger Factory Outlet Centers, Inc.(c)	22,625	526,031
Uniti Group, Inc.	376,761	2,023,206
Universal Health Realty Income Trust(c)	2,034	94,845
Urban Edge Properties(c)	29,978	490,440
Veris Residential, Inc.(b)	21,334	397,026
Whitestone REIT	16,628	166,280
Xenia Hotels & Resorts, Inc.(c)	93,546	1,103,843

		54,424,592

Utilities-0.57%
American States Water Co.	6,772	570,270
Avista Corp.	46,371	1,543,691
California Water Service Group	16,112	809,628
Chesapeake Utilities Corp.	5,847	643,755
Middlesex Water Co.	2,155	162,185

	Shares	Value
Utilities-(continued)
Northwest Natural Holding Co.	29,687	$1,166,105
Otter Tail Corp.(c)	20,638	1,699,952
SJW Group	9,476	623,142
Unitil Corp.	12,290	599,998

		7,818,726

Total Common Stocks & Other Equity Interests (Cost $1,284,545,286)		1,368,588,072

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(g)(h) (Cost $171,572)	171,572	171,572

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.92% (Cost $1,284,716,858)		1,368,759,644

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-24.50%
Invesco Private Government Fund, 5.30%(g)(h)(i)	93,020,521	93,020,521
Invesco Private Prime Fund, 5.51%(g)(h)(i)	242,598,879	242,598,879

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $335,619,315)		335,619,400

TOTAL INVESTMENTS IN SECURITIES-124.42% (Cost $1,620,336,173)		1,704,379,044
OTHER ASSETS LESS LIABILITIES-(24.42)%		(334,521,393)

NET ASSETS-100.00%		$1,369,857,651

Investment Abbreviations:

REIT -Real Estate Investment Trust

Rts. -Rights

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)	Restricted security. The aggregate value of these securities at August 31, 2023 was $1,956,718, which represented less than 1% of the Fund’s Net Assets.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2023 represented less than 1% of the Fund’s Net Assets.

(f)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(g)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,315,172	$26,044,976	$(27,188,576)	$-	$-	$171,572	$14,179
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	60,858,717	407,631,229	(375,469,425)	-	-	93,020,521	3,414,169	*
Invesco Private Prime Fund	156,537,964	783,372,844	(697,299,904)	(14,597)	2,572	242,598,879	9,164,504	*

Total	$218,711,853	$1,217,049,049	$(1,099,957,905)	$(14,597)	$2,572	$335,790,972	$12,592,852

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(h)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco S&P Ultra Dividend Revenue ETF (RDIV)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Communication Services-4.64%
Paramount Global, Class B(b)	2,286,437	$34,502,334

Consumer Discretionary-10.46%
Best Buy Co., Inc.	463,782	35,456,134
Carter’s, Inc.	48,923	3,501,419
Foot Locker, Inc.	392,148	7,693,944
Leggett & Platt, Inc.	201,150	5,672,430
Travel + Leisure Co.	103,057	4,142,891
Whirlpool Corp.(b)	151,794	21,245,088

		77,711,906

Consumer Staples-9.02%
Kraft Heinz Co. (The)	871,351	28,833,004
Philip Morris International, Inc.	397,629	38,196,242

		67,029,246

Energy-0.15%
DT Midstream, Inc.	20,663	1,080,468

Financials-26.35%
Associated Banc-Corp	107,656	1,865,679
Citigroup, Inc.	825,253	34,074,696
Citizens Financial Group, Inc.	411,659	11,579,968
Columbia Banking System, Inc.	87,124	1,784,300
Comerica, Inc.(b)	106,122	5,105,530
Fifth Third Bancorp	463,016	12,293,075
Franklin Resources, Inc.	312,014	8,343,254
Huntington Bancshares, Inc.	938,571	10,408,752
Invesco Ltd.(c)	381,091	6,066,969
PNC Financial Services Group, Inc. (The)	228,195	27,549,982
Truist Financial Corp.	1,070,391	32,700,445
U.S. Bancorp	1,001,695	36,591,918
Valley National Bancorp(b)	311,495	2,859,524
Zions Bancorporation N.A.	130,168	4,620,964

		195,845,056

Health Care-3.51%
Organon & Co.	335,631	7,370,457
Viatris, Inc.	1,740,612	18,711,579

		26,082,036

Industrials-5.41%
3M Co.	377,129	40,228,351

Information Technology-7.12%
Intel Corp.	1,169,453	41,094,579
Seagate Technology Holdings PLC(b)	166,895	11,814,497

		52,909,076

Materials-16.93%
Dow, Inc.	748,409	40,833,195
International Paper Co.	761,101	26,577,647
LyondellBasell Industries N.V., Class A	433,091	42,776,398
Newmont Corp.	304,348	11,997,398
Scotts Miracle-Gro Co. (The)(b)	64,335	3,645,221

		125,829,859

	Shares	Value
Real Estate-5.73%
Apartment Income REIT Corp.(b)	26,128	$889,920
Brixmor Property Group, Inc.(b)	62,808	1,380,520
Corporate Office Properties Trust(b)	32,222	833,905
Cousins Properties, Inc.	38,136	896,196
Crown Castle, Inc.	75,448	7,582,524
CubeSmart(b)	27,065	1,128,881
Digital Realty Trust, Inc.	46,761	6,159,359
Federal Realty Investment Trust	12,395	1,213,966
Healthpeak Properties, Inc.	110,876	2,281,828
Iron Mountain, Inc.(b)	97,684	6,206,842
Kimco Realty Corp.	97,849	1,853,260
Lamar Advertising Co., Class A(b)	24,659	2,249,394
NNN REIT, Inc.	20,649	813,364
Realty Income Corp.	64,482	3,613,571
Regency Centers Corp.	21,797	1,355,774
STAG Industrial, Inc.	20,532	750,034
VICI Properties, Inc.	109,361	3,372,693

		42,582,031

Utilities-10.60%
ALLETE, Inc.	35,138	1,929,076
Duke Energy Corp.	363,382	32,268,322
Edison International	279,160	19,220,166
NorthWestern Corp.	31,337	1,579,385
OGE Energy Corp.(b)	107,346	3,655,131
Pinnacle West Capital Corp.	61,727	4,769,645
Spire, Inc.	48,486	2,832,067
UGI Corp.	497,394	12,524,381

		78,778,173

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.92% (Cost $814,456,243)		742,578,536

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.23%
Invesco Private Government Fund, 5.30%(c)(d)(e)	10,872,441	10,872,441
Invesco Private Prime Fund, 5.51%(c)(d)(e)	27,957,710	27,957,710

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $38,830,272)		38,830,151

TOTAL INVESTMENTS IN SECURITIES-105.15% (Cost $853,286,515)		781,408,687
OTHER ASSETS LESS LIABILITIES-(5.15)%		(38,268,039)

NET ASSETS-100.00%		$743,140,648

Investment Abbreviations:

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco S&P Ultra Dividend Revenue ETF (RDIV)–(continued)

August 31, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Invesco Ltd.	$-	$14,103,823	$(8,382,785)	$225,225	$120,706	$6,066,969	$393,539
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	36,252,974	(36,252,974)	-	-	-	22,563
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	29,112,363	327,934,047	(346,173,969)	-	-	10,872,441	940,002	*
Invesco Private Prime Fund	75,625,363	733,235,404	(780,897,000)	(2,263)	(3,794)	27,957,710	2,539,466	*

Total	$104,737,726	$1,111,526,248	$(1,171,706,728)	$222,962	$116,912	$44,897,120	$3,895,570

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Statements of Assets and Liabilities

August 31, 2023

	Invesco S&P 500 Revenue ETF (RWL)	Invesco S&P MidCap 400 Revenue ETF (RWK)	Invesco S&P SmallCap 600 Revenue ETF (RWJ)	Invesco S&P Ultra Dividend Revenue ETF (RDIV)
Assets:
Unaffiliated investments in securities, at value(a)	$2,033,706,456	$521,869,489	$1,368,588,072	$736,511,567
Affiliated investments in securities, at value	61,076,777	71,017,490	335,790,972	44,897,120
Cash	-	105	850	-
Receivable for:
Dividends	5,199,183	514,844	1,403,045	4,324,158
Securities lending	24,101	10,709	49,624	6,898
Investments sold	-	1,963,383	6,418,115	-
Fund shares sold	-	-	2,718,669	-

Total assets	2,100,006,517	595,376,020	1,714,969,347	785,739,743

Liabilities:
Due to custodian	1,492,424	-	-	2,402,387
Payable for:
Investments purchased	380,911	239,852	9,035,226	11,961
Investments purchased - affiliated broker	126,754	14,215	-	1,098,965
Collateral upon return of securities loaned	60,381,046	70,762,851	335,619,315	38,830,272
Fund shares repurchased	-	1,965,498	-	-
Accrued unitary management fees	676,222	170,246	457,155	255,510

Total liabilities	63,057,357	73,152,662	345,111,696	42,599,095

Net Assets	$2,036,949,160	$522,223,358	$1,369,857,651	$743,140,648

Net assets consist of:
Shares of beneficial interest	$1,895,219,597	$535,498,978	$1,518,323,374	$1,360,138,163
Distributable earnings (loss)	141,729,563	(13,275,620)	(148,465,723)	(616,997,515)

Net Assets	$2,036,949,160	$522,223,358	$1,369,857,651	$743,140,648

Shares outstanding (unlimited amount authorized, $0.01 par value)	25,276,400	5,311,400	35,304,200	18,720,000
Net asset value	$80.59	$98.32	$38.80	$39.70

Market price	$80.60	$98.36	$38.81	$39.71

Unaffiliated investments in securities, at cost	$1,750,426,773	$468,670,682	$1,284,545,286	$808,614,499

Affiliated investments in securities, at cost	$61,150,372	$71,019,136	$335,790,887	$44,672,016

(a) Includes securities on loan with an aggregate value of:	$59,013,053	$69,234,674	$327,863,118	$38,168,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Statements of Operations

For the year ended August 31, 2023

	Invesco S&P 500 Revenue ETF (RWL)	Invesco S&P MidCap 400 Revenue ETF (RWK)	Invesco S&P SmallCap 600 Revenue ETF (RWJ)	Invesco S&P Ultra Dividend Revenue ETF (RDIV)
Investment income:
Unaffiliated dividend income	$36,545,510	$6,261,857	$17,860,060	$37,239,218
Affiliated dividend income	59,256	8,636	14,179	416,102
Securities lending income, net	102,947	216,683	1,709,860	183,998
Foreign withholding tax	(4,272)	-	(6,246)	-

Total investment income	36,703,441	6,487,176	19,577,853	37,839,318

Expenses:
Unitary management fees	6,664,277	1,624,051	4,296,114	3,409,233

Less: Waivers	(746)	(194)	(347)	(653)

Net expenses	6,663,531	1,623,857	4,295,767	3,408,580

Net investment income	30,039,910	4,863,319	15,282,086	34,430,738

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(43,014,732)	(9,218,546)	(86,007,429)	(62,606,782)
Affiliated investment securities	(62,343)	(3,719)	2,572	(15,778)
Unaffiliated in-kind redemptions	42,629,494	12,835,291	16,994,677	81,463,709
Affiliated in-kind redemptions	7,691	-	-	132,690

Net realized gain (loss)	(439,890)	3,613,026	(69,010,180)	18,973,839

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	150,800,949	58,107,052	125,613,710	(73,678,601)
Affiliated investment securities	38,023	(5,576)	(14,597)	222,962

Change in net unrealized appreciation (depreciation)	150,838,972	58,101,476	125,599,113	(73,455,639)

Net realized and unrealized gain (loss)	150,399,082	61,714,502	56,588,933	(54,481,800)

Net increase (decrease) in net assets resulting from operations	$180,438,992	$66,577,821	$71,871,019	$(20,051,062)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Statements of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	Invesco S&P 500 Revenue ETF (RWL)		Invesco S&P MidCap 400 Revenue ETF (RWK)
	2023	2022	2023	2022

Operations:
Net investment income	$30,039,910	$19,722,280	$4,863,319	$4,422,910
Net realized gain (loss)	(439,890)	89,647,338	3,613,026	46,738,520
Change in net unrealized appreciation (depreciation)	150,838,972	(136,122,398)	58,101,476	(77,140,185)

Net increase (decrease) in net assets resulting from operations	180,438,992	(26,752,780)	66,577,821	(25,978,755)

Distributions to Shareholders from:
Distributable earnings	(27,786,570)	(18,180,842)	(4,917,719)	(4,226,591)

Shareholder Transactions:
Proceeds from shares sold	539,755,341	680,918,677	164,996,491	154,344,725
Value of shares repurchased	(110,311,229)	(230,230,786)	(64,867,240)	(157,521,995)

Net increase (decrease) in net assets resulting from share transactions	429,444,112	450,687,891	100,129,251	(3,177,270)

Net increase (decrease) in net assets	582,096,534	405,754,269	161,789,353	(33,382,616)

Net assets:
Beginning of period	1,454,852,626	1,049,098,357	360,434,005	393,816,621

End of period	$2,036,949,160	$1,454,852,626	$522,223,358	$360,434,005

Changes in Shares Outstanding:
Shares sold	7,025,000	8,850,000	1,790,000	1,760,000
Shares repurchased	(1,450,000)	(3,000,000)	(770,000)	(1,790,000)
Shares outstanding, beginning of period	19,701,400	13,851,400	4,291,400	4,321,400

Shares outstanding, end of period	25,276,400	19,701,400	5,311,400	4,291,400

(a)	Changes in shares outstanding have been restated to reflect a three-for-one stock split effective after the close of business on July 17, 2023. See Note 11.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P				Invesco S&P
SmallCap 600				Ultra Dividend
Revenue ETF (RWJ)				Revenue ETF (RDIV)
2023		2022		2023	2022

$15,282,086		$6,382,869		$34,430,738	$27,382,809
(69,010,180)		41,602,097		18,973,839	66,185,362
125,599,113		(108,965,629)		(73,455,639)	(60,114,173)

71,871,019		(60,980,663)		(20,051,062)	33,453,998

(14,018,588)		(5,736,429)		(34,290,905)	(25,079,699)

543,347,453		380,036,425		736,508,673	816,006,405
(63,687,019)		(124,084,209)		(741,643,571)	(761,834,632)

479,660,434		255,952,216		(5,134,898)	54,171,773

537,512,865		189,235,124		(59,476,865)	62,546,072

832,344,786		643,109,662		802,617,513	740,071,441

$1,369,857,651		$832,344,786		$743,140,648	$802,617,513

14,300,000	(a)	9,600,000	(a)	16,740,000	19,460,000
(1,770,000	)(a)	(3,120,000	)(a)	(17,220,000)	(18,230,000)
22,774,200	(a)	16,294,200	(a)	19,200,000	17,970,000

35,304,200	(a)	22,774,200	(a)	18,720,000	19,200,000

37

Financial Highlights

Invesco S&P 500 Revenue ETF (RWL)

	Years Ended August 31,				Two Months Ended August 31,		Year Ended June 30,
	2023	2022	2021	2020	2019		2019
Per Share Operating Performance:
Net asset value at beginning of period	$73.85	$75.74	$56.06	$52.61	$53.43		$50.69

Net investment income(a)	1.34	1.22	1.06	1.08	0.20		1.03
Net realized and unrealized gain (loss) on investments	6.66	(1.96)	19.68	3.53	(1.02)		2.72

Total from investment operations	8.00	(0.74)	20.74	4.61	(0.82)		3.75

Distributions to shareholders from:
Net investment income	(1.26)	(1.15)	(1.06)	(1.16)	-		(1.01)

Net asset value at end of period	$80.59	$73.85	$75.74	$56.06	$52.61		$53.43

Market price at end of period(b)	$80.60	$73.92	$75.74	$56.16	$52.62		$53.41

Net Asset Value Total Return(c)	10.99%	(0.97)%	37.38%	9.09%	(1.54)%		7.51%
Market Price Total Return(c)	10.91%	(0.89)%	37.13%	9.26%	(1.47)%		7.41%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,036,949	$1,454,853	$1,049,098	$782,083	$918,178		$956,549
Ratio to average net assets of:
Expenses	0.39%	0.39%	0.39%	0.39%	0.39	%(d)	0.39%
Net investment income	1.76%	1.60%	1.60%	2.01%	2.26	%(d)	1.99%
Portfolio turnover rate(e)	20%	17%	17%	14%	0	%(f)	19%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(e)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(f)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Financial Highlights–(continued)

Invesco S&P MidCap 400 Revenue ETF (RWK)

	Years Ended August 31,				Two Months Ended August 31,		Year Ended June 30,
	2023	2022	2021	2020	2019		2019
Per Share Operating Performance:
Net asset value at beginning of period	$83.99	$91.13	$56.56	$56.44	$61.01		$61.05

Net investment income(a)	1.05	1.03	0.69	0.74	0.10		0.65
Net realized and unrealized gain (loss) on investments	14.34	(7.18)	34.51	0.21	(4.67)		(0.06)

Total from investment operations	15.39	(6.15)	35.20	0.95	(4.57)		0.59

Distributions to shareholders from:
Net investment income	(1.06)	(0.99)	(0.63)	(0.83)	-		(0.63)

Net asset value at end of period	$98.32	$83.99	$91.13	$56.56	$56.44		$61.01

Market price at end of period(b)	$98.36	$84.06	$91.10	$56.62	$56.42		$60.91

Net Asset Value Total Return(c)	18.51%	(6.75)%	62.54%	1.89%	(7.49)%		1.05%
Market Price Total Return(c)	18.46%	(6.66)%	62.32%	2.03%	(7.37)%		0.90%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$522,223	$360,434	$393,817	$209,365	$327,418		$356,996
Ratio to average net assets of:
Expenses	0.39%	0.39%	0.39%	0.39%	0.39	%(d)	0.39%
Net investment income	1.17%	1.16%	0.88%	1.30%	1.06	%(d)	1.09%
Portfolio turnover rate(e)	37%	31%	34%	33%	0	%(f)	33%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(e)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(f)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Financial Highlights–(continued)

Invesco S&P SmallCap 600 Revenue ETF (RWJ)

	Years Ended August 31,				Two Months Ended August 31,		Year Ended June 30,
	2023(a)	2022(a)	2021(a)	2020(a)	2019(a)		2019(a)
Per Share Operating Performance:
Net asset value at beginning of period	$36.55	$39.47	$21.05	$19.57	$21.10		$24.40

Net investment income(b)	0.52	0.33	0.22	0.30	0.04		0.26
Net realized and unrealized gain (loss) on investments	2.21	(2.95)	18.39	1.52	(1.57)		(3.29)

Total from investment operations	2.73	(2.62)	18.61	1.82	(1.53)		(3.03)

Distributions to shareholders from:
Net investment income	(0.48)	(0.30)	(0.19)	(0.34)	-		(0.27)

Net asset value at end of period	$38.80	$36.55	$39.47	$21.05	$19.57		$21.10

Market price at end of period(c)	$38.81	$36.57	$39.42	$21.06	$19.56		$21.08

Net Asset Value Total Return(d)	7.58%	(6.63)%	88.75%	9.63%	(7.25)%		(12.45)%
Market Price Total Return(d)	7.53%	(6.46)%	88.42%	9.70%	(7.18)%		(12.57)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,369,858	$832,345	$643,110	$227,425	$349,395		$405,199
Ratio to average net assets of:
Expenses	0.39%	0.39%	0.39%	0.39%	0.39	%(e)	0.39%
Net investment income	1.39%	0.85%	0.65%	1.50%	1.10	%(e)	1.15%
Portfolio turnover rate(f)	46%	41%	40%	49%	1%		39%

(a)	Per share amounts have been adjusted to reflect a three-for-one stock split effective after the close of business on July 17, 2023.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(f)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Financial Highlights–(continued)

Invesco S&P Ultra Dividend Revenue ETF (RDIV)

	Years Ended August 31,				Two Months Ended August 31,		Year Ended June 30,
	2023	2022	2021	2020	2019		2019
Per Share Operating Performance:
Net asset value at beginning of period	$41.80	$41.18	$28.58	$35.65	$37.65		$38.19

Net investment income(a)	1.64	1.50	1.23	1.62	0.21		1.46
Net realized and unrealized gain (loss) on investments	(2.12)	0.51	13.29	(7.33)	(2.21)		(0.66)

Total from investment operations	(0.48)	2.01	14.52	(5.71)	(2.00)		0.80

Distributions to shareholders from:
Net investment income	(1.62)	(1.39)	(1.92)	(1.36)	-		(1.34)

Net asset value at end of period	$39.70	$41.80	$41.18	$28.58	$35.65		$37.65

Market price at end of period(b)	$39.71	$41.83	$41.16	$28.63	$35.67		$37.67

Net Asset Value Total Return(c)	(1.17)%	5.06%	52.38%	(16.26)%	(5.31)%		2.26%
Market Price Total Return(c)	(1.22)%	5.18%	52.06%	(16.17)%	(5.31)%		2.26%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$743,141	$802,618	$740,071	$604,502	$1,572,300		$1,782,599
Ratio to average net assets of:
Expenses	0.39%	0.39%	0.39%	0.39%	0.39	%(d)	0.39%
Net investment income	3.94%	3.58%	3.37%	4.77%	3.36	%(d)	3.93%
Portfolio turnover rate(e)	127%	110%	97%	98%	12%		122%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(e)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco S&P 500 Revenue ETF (RWL)	“S&P 500 Revenue ETF”

Invesco S&P MidCap 400 Revenue ETF (RWK)	“S&P MidCap 400 Revenue ETF”

Invesco S&P SmallCap 600 Revenue ETF (RWJ)	“S&P SmallCap 600 Revenue ETF”

Invesco S&P Ultra Dividend Revenue ETF (RDIV)	“S&P Ultra Dividend Revenue ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

S&P 500 Revenue ETF	S&P 500® Revenue-Weighted Index

S&P MidCap 400 Revenue ETF	S&P MidCap 400® Revenue-Weighted Index

S&P SmallCap 600 Revenue ETF	S&P SmallCap 600® Revenue-Weighted Index

S&P Ultra Dividend Revenue ETF	S&P 900® Dividend Revenue-Weighted Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller,

42

odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

43

withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

44

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended August 31, 2023, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

S&P 500 Revenue ETF	$4,978

S&P MidCap 400 Revenue ETF	15,447

S&P SmallCap 600 Revenue ETF	58,530

S&P Ultra Dividend Revenue ETF	14,027

J.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares

45

may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because S&P Ultra Dividend Revenue ETF is non-diversified, and to the extent certain Funds become non-diversified, and can invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. S&P Ultra Dividend Revenue ETF may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

46

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

S&P 500 Revenue ETF	0.39%

S&P MidCap 400 Revenue ETF	0.39%

S&P SmallCap 600 Revenue ETF	0.39%

S&P Ultra Dividend Revenue ETF	0.39%

Through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2023, the Adviser waived fees for each Fund in the following amounts:

S&P 500 Revenue ETF	$746

S&P MidCap 400 Revenue ETF	194

S&P SmallCap 600 Revenue ETF	347

S&P Ultra Dividend Revenue ETF	653

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement on behalf of each Fund with S&P Dow Jones Indices LLC (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2023, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

S&P 500 Revenue ETF	$55,241

S&P MidCap 400 Revenue ETF	48,879

S&P SmallCap 600 Revenue ETF	233,337

S&P Ultra Dividend Revenue ETF	174,782

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is

47

made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

For the fiscal year ended August 31, 2023, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

S&P 500 Revenue ETF	$-	$301,791	$98,251
S&P MidCap 400 Revenue ETF	-	9,736,776	1,810,825
S&P SmallCap 600 Revenue ETF	-	1,440,547	(144,730)

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
S&P 500 Revenue ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,034,402,447	$-	$-	$2,034,402,447
Money Market Funds	-	60,380,786	-	60,380,786

Total Investments	$2,034,402,447	$60,380,786	$-	$2,094,783,233

S&P MidCap 400 Revenue ETF
Investments in Securities
Common Stocks & Other Equity Interests	$521,869,489	$-	$-	$521,869,489
Money Market Funds	256,285	70,761,205	-	71,017,490

Total Investments	$522,125,774	$70,761,205	$-	$592,886,979

S&P SmallCap 600 Revenue ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,368,588,072	$-	$0	$1,368,588,072
Money Market Funds	171,572	335,619,400	-	335,790,972

Total Investments	$1,368,759,644	$335,619,400	$0	$1,704,379,044

S&P Ultra Dividend Revenue ETF
Investments in Securities
Common Stocks & Other Equity Interests	$742,578,536	$-	$-	$742,578,536
Money Market Funds	-	38,830,151	-	38,830,151

Total Investments	$742,578,536	$38,830,151	$-	$781,408,687

48

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022
	Ordinary Income*	Ordinary Income*
S&P 500 Revenue ETF	$27,786,570	$18,180,842

S&P MidCap 400 Revenue ETF	4,917,719	4,226,591

S&P SmallCap 600 Revenue ETF	14,018,588	5,736,429

S&P Ultra Dividend Revenue ETF	34,290,905	25,079,699

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
S&P 500 Revenue ETF	$6,672,867	$279,021,126	$(143,964,430)	$1,895,219,597	$2,036,949,160

S&P MidCap 400 Revenue ETF	696,151	51,522,272	(65,494,043)	535,498,978	522,223,358

S&P SmallCap 600 Revenue ETF	2,543,089	72,554,696	(223,563,508)	1,518,323,374	1,369,857,651

S&P Ultra Dividend Revenue ETF	5,935,233	(72,332,898)	(550,599,850)	1,360,138,163	743,140,648

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*
S&P 500 Revenue ETF	$36,352,238	$107,612,192	$143,964,430

S&P MidCap 400 Revenue ETF	27,301,208	38,192,835	65,494,043

S&P SmallCap 600 Revenue ETF	68,109,939	155,453,569	223,563,508

S&P Ultra Dividend Revenue ETF	419,425,584	131,174,266	550,599,850

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
S&P 500 Revenue ETF	$341,731,526	$335,178,380

S&P MidCap 400 Revenue ETF	153,961,082	153,826,767

S&P SmallCap 600 Revenue ETF	513,224,581	511,648,968

S&P Ultra Dividend Revenue ETF	1,149,160,301	1,149,021,240

For the fiscal year ended August 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales
S&P 500 Revenue ETF	$535,865,207	$110,402,695

S&P MidCap 400 Revenue ETF	164,689,217	64,687,925

S&P SmallCap 600 Revenue ETF	542,395,289	63,548,669

S&P Ultra Dividend Revenue ETF	735,595,168	734,728,321

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

49

As of August 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
S&P 500 Revenue ETF	$358,191,834	$(79,170,708)	$279,021,126	$1,815,762,107

S&P MidCap 400 Revenue ETF	78,786,918	(27,264,646)	51,522,272	541,364,707

S&P SmallCap 600 Revenue ETF	201,549,942	(128,995,246)	72,554,696	1,631,824,348

S&P Ultra Dividend Revenue ETF	18,420,996	(90,753,894)	(72,332,898)	853,741,585

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 500 Revenue ETF	$4,482	$(42,148,152)	$42,143,670

S&P MidCap 400 Revenue ETF	-	(12,323,457)	12,323,457

S&P SmallCap 600 Revenue ETF	-	(16,220,522)	16,220,522

S&P Ultra Dividend Revenue ETF	-	(80,041,554)	80,041,554

NOTE 9–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Stock Split

On June 22, 2023, the Board of Trustees approved a three-for-one stock split for S&P SmallCap 600 Revenue ETF. The effect of the stock split was to increase the number of shares outstanding of the Fund, whereby every outstanding share of the Fund was exchanged for three shares effective at the market open on July 17, 2023. The transaction did not change the net assets of the Fund or the net asset value of any shareholder’s investment in the Fund.

50

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF (four of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2023, for the period July 1, 2019 through August 31, 2019 and for the year ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the four years in the period ended August 31, 2023, for the period July 1, 2019 through August 31, 2019 and for the year ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

51

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P 500 Revenue ETF (RWL)

Actual	$1,000.00	$1,073.90	0.39%	$2.04

Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99

Invesco S&P MidCap 400 Revenue ETF (RWK)

Actual	1,000.00	1,053.60	0.39	2.02

Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99
Invesco S&P SmallCap 600 Revenue ETF (RWJ)

Actual	1,000.00	976.10	0.39	1.94

Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99
Invesco S&P Ultra Dividend Revenue ETF (RDIV)

Actual	1,000.00	914.80	0.39	1.88

Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

52

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

			Corporate
	Qualified	Qualified	Dividends	U.S.	Business
	Business	Dividend	Received	Treasury	Interest
	Income*	Income*	Deduction*	Obligations*	Income*
Invesco S&P 500 Revenue ETF	0%	100%	100%	0%	0%

Invesco S&P MidCap 400 Revenue ETF	0%	100%	100%	0%	0%

Invesco S&P SmallCap 600 Revenue ETF	0%	100%	100%	0%	0%

Invesco S&P Ultra Dividend Revenue ETF	0%	97%	94%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

53

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	211	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	211	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

54

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	211	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

55

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	211	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002-Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

56

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	211	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	211	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

57

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	211	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

58

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	211	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	211	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

59

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Manager, Invesco Investment Advisers, LLC (2023-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	211	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

* This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

61

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

62

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

63

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF	Invesco PureBetaSM MSCI USA Small Cap ETF
Invesco Alerian Galaxy Blockchain Users and Decentralized	Invesco PureBetaSM US Aggregate Bond ETF
Commerce ETF	Invesco Russell 1000 Equal Weight ETF
Invesco Alerian Galaxy Crypto Economy ETF	Invesco S&P 500® Enhanced Value ETF
Invesco California AMT-Free Municipal Bond ETF	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF
Invesco CEF Income Composite ETF	Invesco S&P 500® High Beta ETF
Invesco China Technology ETF	Invesco S&P 500® High Dividend Low Volatility ETF
Invesco DWA Developed Markets Momentum ETF	Invesco S&P 500® Low Volatility ETF
Invesco DWA Emerging Markets Momentum ETF	Invesco S&P 500 Minimum Variance ETF
Invesco DWA SmallCap Momentum ETF	Invesco S&P 500® Momentum ETF
Invesco Emerging Markets Sovereign Debt ETF	Invesco S&P 500 QVM Multi-factor ETF
Invesco ESG NASDAQ 100 ETF	Invesco S&P 500 Revenue ETF
Invesco ESG NASDAQ Next Gen 100 ETF	Invesco S&P Emerging Markets Low Volatility ETF
Invesco ESG S&P 500 Equal Weight ETF	Invesco S&P Emerging Markets Momentum ETF
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Invesco S&P International Developed Low Volatility ETF
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	Invesco S&P International Developed Momentum ETF
Invesco FTSE RAFI Emerging Markets ETF	Invesco S&P International Developed Quality ETF
Invesco Fundamental High Yield® Corporate Bond ETF	Invesco S&P MidCap 400 QVM Multi-factor ETF
Invesco Fundamental Investment Grade Corporate Bond ETF	Invesco S&P MidCap 400 Revenue ETF
Invesco Global Clean Energy ETF	Invesco S&P MidCap Low Volatility ETF
Invesco Global Short Term High Yield Bond ETF	Invesco S&P SmallCap 600 QVM Multi-factor ETF
Invesco Global Water ETF	Invesco S&P SmallCap 600 Revenue ETF
Invesco International BuyBack Achievers™ ETF	Invesco S&P SmallCap Consumer Discretionary ETF
Invesco International Corporate Bond ETF	Invesco S&P SmallCap Consumer Staples ETF
Invesco KBW Bank ETF	Invesco S&P SmallCap Energy ETF
Invesco KBW High Dividend Yield Financial ETF	Invesco S&P SmallCap Financials ETF
Invesco KBW Premium Yield Equity REIT ETF	Invesco S&P SmallCap Health Care ETF
Invesco KBW Property & Casualty Insurance ETF	Invesco S&P SmallCap High Dividend Low Volatility ETF
Invesco KBW Regional Banking ETF	Invesco S&P SmallCap Industrials ETF
Invesco MSCI Green Building ETF	Invesco S&P SmallCap Information Technology ETF
Invesco NASDAQ 100 ETF	Invesco S&P SmallCap Low Volatility ETF
Invesco Nasdaq Biotechnology ETF	Invesco S&P SmallCap Materials ETF
Invesco NASDAQ Next Gen 100 ETF	Invesco S&P SmallCap Quality ETF
Invesco National AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Utilities & Communication Services ETF
Invesco New York AMT-Free Municipal Bond ETF	Invesco S&P Ultra Dividend Revenue ETF
Invesco PHLX Semiconductor ETF	Invesco Senior Loan ETF
Invesco Preferred ETF	Invesco Taxable Municipal Bond ETF
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Invesco Treasury Collateral ETF
Invesco PureBetaSM FTSE Developed ex-North America ETF	Invesco Variable Rate Preferred ETF
Invesco PureBetaSM FTSE Emerging Markets ETF	Invesco VRDO Tax-Free ETF
Invesco PureBetaSM MSCI USA ETF

Also at the April 18, 2023 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

64

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year and since-inception periods for Invesco VRDO Tax-Free ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s correlation to its underlying index. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser compensates the Sub-Advisers (as applicable) from its unitary advisory fee and pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●	0.04% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA ETF;

●	0.05% of the Fund’s average daily net assets for Invesco PureBetaSM US Aggregate Bond ETF;

●	0.06% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA Small Cap ETF;

●	0.07% of the Fund’s average daily net assets for Invesco PureBetaSM 0-5 Yr US TIPS ETF and Invesco PureBetaSM FTSE Developed ex-North America ETF;

●	0.08% of the Fund’s average daily net assets for Invesco Treasury Collateral ETF;

65

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

●	0.10% of the Fund’s average daily net assets for Invesco S&P 500 Minimum Variance ETF;

●	0.11% of the Fund’s average daily net assets for Invesco S&P 500 QVM Multi-factor ETF;

●	0.13% of the Fund’s average daily net assets for Invesco S&P 500 Enhanced Value ETF and Invesco S&P 500 Momentum ETF;

●	0.14% of the Fund’s average daily net assets for Invesco PureBetaSM FTSE Emerging Markets ETF;

●	0.15% of the Fund’s average daily net assets for Invesco NASDAQ 100 ETF, Invesco NASDAQ Next Gen 100 ETF, Invesco S&P MidCap 400 QVM Multi-factor ETF and Invesco S&P SmallCap 600 QVM Multi-factor ETF;

●	0.19% of the Fund’s average daily net assets for Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF;

●	0.20% of the Fund’s average daily net assets for Invesco ESG NASDAQ 100 ETF, Invesco ESG NASDAQ Next Gen 100 ETF, Invesco ESG S&P 500 Equal Weight ETF and Invesco Russell 1000 Equal Weight ETF;

●	0.22% of the Fund’s average daily net assets for Invesco Fundamental Investment Grade Corporate Bond ETF;

●

0.25% of the Fund’s average daily net assets for Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco VRDO Tax-Free ETF;

●

0.28% of the Fund’s average daily net assets for Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco Taxable Municipal Bond ETF;

●

0.29% of the Fund’s average daily net assets for Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF and Invesco S&P SmallCap Utilities & Communication Services ETF;

●	0.30% of the Fund’s average daily net assets for Invesco S&P 500® High Dividend Low Volatility ETF and Invesco S&P SmallCap High Dividend Low Volatility ETF;

●

0.35% of the Fund’s average daily net assets for Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF;

●

0.39% of the Fund’s average daily net assets for Invesco MSCI Green Building ETF, Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF;

●	0.45% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. ETF;

●	0.49% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and Invesco FTSE RAFI Emerging Markets ETF;

●

0.50% of the Fund’s daily net assets for Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF and Invesco Variable Rate Preferred ETF;

●	0.55% of the Fund’s daily net assets for Invesco International BuyBack AchieversTM ETF;

●	0.60% of the Fund’s daily net assets for Invesco DWA SmallCap Momentum ETF, Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF and Invesco Alerian Galaxy Crypto Economy ETF;

●	0.65% of the Fund’s daily net assets for Invesco Senior Loan ETF;

●	0.70% of the Fund’s daily net assets for Invesco China Technology ETF;

●	0.75% of the Fund’s daily net assets for Invesco Global Clean Energy ETF and Invesco Global Water ETF;

●	0.80% of the Fund’s daily net assets for Invesco DWA Developed Markets Momentum ETF; and

●	0.90% of the Fund’s daily net assets for Invesco DWA Emerging Markets Momentum ETF.

66

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco 1-30 Laddered Treasury ETF			X
Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	X	N/A	X

Invesco Alerian Galaxy Crypto Economy ETF	X	N/A	X
Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X
Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X
Invesco Emerging Markets Sovereign Debt ETF			X

Invesco ESG NASDAQ 100 ETF			X
Invesco ESG NASDAQ Next Gen 100 ETF	X		X

Invesco ESG S&P 500 Equal Weight ETF	X		X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF			X
Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		N/A	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		X	X
Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		X	X
Invesco International BuyBack AchieversTM ETF	X	N/A	X

Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X

Invesco MSCI Green Building ETF			X
Invesco NASDAQ 100 ETF	X	X	X

Invesco Nasdaq Biotechnology ETF	X		X
Invesco NASDAQ Next Gen 100 ETF	X		X

Invesco National AMT-Free Municipal Bond ETF			X
Invesco New York AMT-Free Municipal Bond ETF		N/A	X

Invesco PHLX Semiconductor ETF	X	X	X
Invesco Preferred ETF		N/A	X

Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X
Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X

Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X

67

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco PureBetaSM MSCI USA ETF	X	X	X

Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaSM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Equal Weight ETF	X		X
Invesco S&P 500 Enhanced Value ETF	X	X	X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X		X
Invesco S&P 500® High Beta ETF	X	X	X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X
Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X
Invesco S&P 500 Momentum ETF	X		X

Invesco S&P 500 QVM Multi-factor ETF	X	X	X
Invesco S&P 500 Revenue ETF			X

Invesco S&P Emerging Markets Low Volatility ETF	X		X
Invesco S&P Emerging Markets Momentum ETF	X		X

Invesco S&P International Developed Low Volatility ETF	X	X	X
Invesco S&P International Developed Momentum ETF	X		X

Invesco S&P International Developed Quality ETF	X		X
Invesco S&P MidCap 400 QVM Multi-factor ETF	X	X	X

Invesco S&P MidCap 400 Revenue ETF			X
Invesco S&P MidCap Low Volatility ETF	X		X

Invesco S&P SmallCap 600 QVM Multi-factor ETF	X	X	X
Invesco S&P SmallCap 600 Revenue ETF			X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X
Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X
Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X
Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X
Invesco S&P SmallCap Information Technology ETF	X		X

Invesco S&P SmallCap Low Volatility ETF	X		X
Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X		X
Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X
Invesco Senior Loan ETF		N/A	X

Invesco Taxable Municipal Bond ETF		N/A	X
Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X
Invesco VRDO Tax-Free ETF		N/A	X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Senior Loan ETF’s, Invesco MSCI Green Building ETF’s, Invesco California AMT-Free Municipal Bond ETF’s, Invesco International Corporate Bond ETF’s, Invesco National AMT-Free Municipal Bond ETF’s, Invesco New York AMT-Free Municipal Bond

68

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

ETF’s, Invesco Taxable Municipal Bond ETF’s and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis. For Invesco PureBetaSM FTSE Developed ex-North America ETF, Invesco PureBetaSM FTSE Emerging Markets ETF, Invesco PureBetaSM MSCI USA Small Cap ETF and Invesco PureBetaSM US Aggregate Bond ETF, the Board noted that it had previously approved the liquidation and termination of each Fund effective on or about June 30, 2023 and considered that the continuation of the Investment Advisory Agreement for such Funds would facilitate the orderly liquidation of the Funds.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 18,

69

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

2023. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided or to be provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Trustees reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, and the experience and skills of the investment personnel responsible for the day-to-day management of the Funds.

Based on its review, the Board concluded that the nature, extent and quality of services provided or to be provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fee charged by the Sub-Advisers under the Sub-Advisory Agreement is consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Trustees considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 24 and April 18, 2023 Board meetings, and Invesco Advisers, Inc., in connection with the April 18, 2023 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Board considered whether the sub-advisory fee rate for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF was reasonable in relation to the asset size of the Funds and concluded that the flat sub-advisory fee rate was reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from affiliated money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Fund’s excess cash invested in the affiliated money market funds. The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as securities lending agent for the Invesco ETFs. The Trustees noted that the Sub-Advisers had not identified any further benefits that they received from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

70

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	O-REV-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2023

QQMG Invesco ESG NASDAQ 100 ETF

QQJG  Invesco ESG NASDAQ Next Gen 100 ETF

QQQM Invesco NASDAQ 100 ETF

QQQS Invesco NASDAQ Future Gen 200 ETF

QQQJ  Invesco NASDAQ Next Gen 100 ETF

2

The Market Environment

Domestic Equity

At the start of the fiscal year, volatility in the equity markets increased. US equity markets rose in August 2022 until the US Federal Reserve (the Fed) chairman Jerome Powell gave hawkish comments at an economic policy symposium held in Jackson Hole, sparking a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.1 After a continued decline in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February of 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. The Consumer Price Index (CPI) rose 4% as of May 31, 2023, the smallest 12-month increase in nearly two years.2 The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick at the end of May. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but investors got a long-awaited “pause” in rate hikes as the Fed left rates unchanged at its June meeting, sending equity markets higher. However, the Fed raised rates another 0.25% in July, bringing the rate to its highest level since June 2006.1 After two months of gains, equity markets declined in August as a resilient economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in June 2022, the highest level since 1981, the CPI rose by 0.2% in July and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 At its annual Jackson Hole symposium in August 2023, Fed chair Jerome Powell remarked that while progress has been made, inflation is still too high, and the Fed intends “to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.”

Despite higher rates and increased market volatility, US stocks for the fiscal year had strong returns of 15.94%, as measured by the S&P 500 Index.3

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Lipper Inc.

3

QQMG	Management’s Discussion of Fund Performance
Invesco ESG NASDAQ 100 ETF (QQMG)

As an index fund, the Invesco ESG NASDAQ 100 ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Nasdaq-100® ESG Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of companies included in the Nasdaq-100® Index (the “Parent Index”) that also meet the Index Provider’s environmental, social and governance (“ESG”) criteria. The Parent Index includes securities of 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market LLC based on market capitalization. Security types generally eligible for inclusion in the Parent Index are common stocks and tracking stocks of companies located in the United States, as well as American Depositary Receipts (“ADRs”) that represent securities of non-U.S. issuers. The Parent Index reflects companies from all major sectors, except for companies that are classified as “financials” according to the Industry Classification Benchmark. Companies organized as real estate investment trusts (“REITs”) are not eligible for inclusion in the Parent Index. Companies that are included in the Parent Index are evaluated for inclusion in the Index on the basis of the Index Provider’s ESG criteria, which considers a company’s (i) business activities, (ii) business controversy levels and ESG risk ratings, and (iii) adherence to the principles of the United Nations Global Compact.

The Index employs negative screens to exclude securities of companies with business activities that do not meet the eligibility criteria for the Index. Such screens rely on information from Sustainalytics, a globally-recognized independent provider of ESG research, ratings, and data. Companies’ business activities are distinguished between categories with absolute prohibitions (which do not allow any involvement by a company in a certain business activity) and categories that permit a de minimis amount of a certain business activity (generally, permitting a company to derive less than 5% of its revenues from, or to own less than 10% of another company that engages in, such activity). The Index Provider also utilizes information from Sustainalytics to determine issuers’ business controversy levels and ESG Risk Rating Score. The ESG Risk Rating Score is designed to measure the magnitude of a company’s unmanaged ESG risk. Companies are assigned risk scores ranging from 0 (indicating that ESG risks have been fully managed) to 100 (indicating the highest level of unmanaged ESG risk), and the Index Provider excludes companies with an ESG risk rating of 40 or higher from the Index. Sustainalytics also monitors companies for controversies pertaining to ESG and assesses incidents in terms of their level of impact on the environment and society and the related risk to the company itself. Such events are scored on a scale from 1 (low impact) to 5 (severe impact), depending on the reputational risk to the company and potential impact on stakeholders. The Index Provider excludes companies with a controversy rating higher than 4 from the Index. Additionally, eligible issuers must be deemed compliant with the principles of the UN Global Compact, which is an arrangement by which companies voluntarily and publicly commit to a set of principles drawn from key UN Conventions and Declarations. The Index is calculated under a “modified ESG Risk Rating Score-adjusted market capitalization-weighted” methodology, where constituents’ weightings are calculated and adjusted based on a formula that considers such constituents’ ESG Risk Rating Score and market capitalization. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 30.78%. On a net asset value (“NAV”) basis, the Fund returned 30.88%. During the same time period, the Index returned 31.07%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Nasdaq Composite® Total Return Index (the “Benchmark Index”) returned 19.85%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 3,400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparisons are a useful measure for investors as broad representations of the overall U.S. stock market.

Relative to the Benchmark Index, the majority of the Fund’s outperformance during the period can be attributed to the Fund’s overweight allocation to and security selection within the information technology sector.

For the fiscal year ended August 31, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the communication services and health care sectors, respectively. The financials sector detracted most significantly from the Fund’s return during the period, followed by the utilities sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included NVIDIA Corp., an information technology company (portfolio average weight of 6.43%) and Microsoft Corp., an information technology company (portfolio average weight of 13.31%). Positions that detracted most significantly from the Fund’s return during the period included Tesla, Inc., a consumer discretionary company (portfolio average weight of 2.46%) and PayPal Holdings, Inc., a financials company (portfolio average weight of 0.95%).

4

Invesco ESG NASDAQ 100 ETF (QQMG) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Information Technology	58.96
Communication Services	12.72
Consumer Discretionary	11.21
Health Care	6.16
Consumer Staples	5.78
Industrials	3.96
Sector Types Each Less Than 3%	1.16
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Apple, Inc.	11.71
Microsoft Corp.	11.03
NVIDIA Corp.	9.94
Amazon.com, Inc.	3.28
Alphabet, Inc., Class C	3.06
Alphabet, Inc., Class A	3.04
Tesla, Inc.	2.98
Broadcom, Inc.	2.86
Adobe, Inc.	2.79
Cisco Systems, Inc.	2.61
Total	53.3

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq-100® ESG Index	31.07%	2.25%	4.20%
Nasdaq Composite® Total Return Index	19.85	(3.54)	(6.43)
Fund
NAV Return	30.88	2.08	3.88
Market Price Return	30.78	1.99	3.71

5

Invesco ESG NASDAQ 100 ETF (QQMG) (continued)

Fund Inception: October 27, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

6

QQJG	Management’s Discussion of Fund Performance
Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)

As an index fund, the Invesco ESG NASDAQ Next Gen 100 ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Nasdaq Next Generation 100 ESG Index® (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of companies included in the Nasdaq Next Generation 100 Index® (the “Parent Index”) that also meet the Index Provider’s environmental, social and governance (“ESG”) criteria. The Parent Index is comprised of securities of the next generation of Nasdaq-listed non-financial companies; that is, the largest 100 Nasdaq-listed companies outside of the Nasdaq-100 Index® (the “Nasdaq-100”) based on market capitalization. To be eligible for inclusion in the Parent Index, a security must meet the existing eligibility criteria of the Nasdaq-100, an index that measures the performance of 100 of the largest domestic and international nonfinancial companies by market capitalization on The Nasdaq Stock Market LLC. Securities meeting the Nasdaq-100 eligibility criteria are ranked by market capitalization, with the largest 100 securities not currently in the Nasdaq-100 selected for inclusion in the Parent Index. Security types generally eligible for inclusion in the Parent Index are common stocks and tracking stocks of companies located in the United States, as well as American Depositary Receipts (“ADRs”) that represent securities of non-U.S. issuers. The Parent Index reflects companies from all major sectors, except for companies that are classified as “financials” according to the Industry Classification Benchmark. Companies organized as real estate investment trusts (“REITs”) are not eligible for inclusion in the Parent Index. Companies that are included in the Parent Index are evaluated for inclusion in the Index on the basis of the Index Provider’s ESG criteria, which considers a company’s (i) business activities, business controversy levels and ESG risk ratings, and (iii) adherence to the principles of the United Nations Global Compact.

The Index employs negative screens to exclude securities of companies with business activities that do not meet the eligibility criteria for the Index. Such screens rely on information from Sustainalytics, a globally-recognized independent provider of ESG research, ratings, and data. Companies’ business activities are distinguished between categories with absolute prohibitions (which do not allow any involvement by a company in a certain business activity) and categories that permit a de minimis amount of a certain business activity (generally, permitting a company to derive less than 5% of its revenues from, or to own less than 10% of another company that engages in, such activity). The Index Provider also utilizes information from Sustainalytics to determine issuers’ business controversy levels and ESG Risk Rating Score. The ESG Risk Rating Score is designed to measure the magnitude of a company’s unmanaged ESG risk. Companies are assigned risk scores ranging from 0 (indicating that ESG risks have been fully managed) to 100 (indicating the highest level of unmanaged ESG risk), and the Index Provider excludes companies with an ESG risk rating of 40 or higher from the Index. Sustainalytics also monitors companies for controversies pertaining to ESG and assesses incidents in terms of their level of impact on the environment and society and the related risk to the company itself. Such events are scored on a scale from 1 (low impact) to 5 (severe impact), depending on the reputational risk to the company and potential impact on stakeholders. The Index Provider excludes companies with a controversy rating higher than 4 from the Index. Additionally, eligible issuers must be deemed compliant with the principles of the UN Global Compact, which is an arrangement by which companies voluntarily and publicly commit to a set of principles drawn from key UN Conventions and Declarations. The Index is calculated under a “modified ESG Risk Rating Score-adjusted market capitalization-weighted” methodology, where constituents’ weightings are calculated and adjusted based on a formula that considers such constituents’ ESG Risk Rating Score and market capitalization. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 7.10%. On a net asset value (“NAV”) basis, the Fund returned 7.16%. During the same time period, the Index returned 7.35%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Nasdaq Composite® Total Return Index (the “Benchmark Index”) returned 19.85%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 3,400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparisons are a useful measure for investors as broad representations of the overall U.S. stock market.

Relative to the Benchmark Index, the majority of the Fund’s underperformance during the period can be attributed to security selection within the information technology and communication services sectors, respectively.

For the fiscal year ended August 31, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer staples and consumer discretionary sectors, respectively. The communication services sector detracted most significantly from the Fund’s return during the period, followed by the financials sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Coca-Cola Europacific Partners PLC, a consumer staples company (portfolio

7

Invesco ESG NASDAQ Next Gen 100 ETF (QQJG) (continued)

average weight of 2.86%) and CDW Corp., an information technology company (portfolio average weight of 3.26%). Positions that detracted most significantly from the Fund’s return during the period included ZoomInfo Technologies, Inc., Class A, a communication services company (portfolio average weight of 0.85%) and Paramount Global, Class B, a communication services company (portfolio average weight of 1.22%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Information Technology	41.25
Health Care	19.16
Consumer Discretionary	12.01
Industrials	11.93
Communication Services	10.85
Consumer Staples	3.06
Sector Types Each Less Than 3%	1.64
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
CDW Corp.	3.50
Coca-Cola Europacific Partners PLC	3.06
ICON PLC	2.52
Take-Two Interactive Software, Inc.	2.49
Tractor Supply Co.	2.30
MongoDB, Inc.	2.02
Ulta Beauty, Inc.	2.02
J.B. Hunt Transport Services, Inc.	1.98
Monolithic Power Systems, Inc.	1.90
Expeditors International of Washington, Inc.	1.74
Total	23.53

*	Excluding money market fund holdings.

8

Invesco ESG NASDAQ Next Gen 100 ETF (QQJG) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq Next Generation 100 ESG Index®	7.35%	(9.78)%	(17.29)%
Nasdaq Composite® Total Return Index	19.85	(3.54)	(6.43)
Fund
NAV Return	7.16	(9.96)	(17.59)
Market Price Return	7.10	(9.98)	(17.62)

Fund Inception: October 27, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

QQQM	Management’s Discussion of Fund Performance
Invesco NASDAQ 100 ETF (QQQM)

As an index fund, the Invesco NASDAQ 100 ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the NASDAQ-100 Index® (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Index, which includes securities of 100 of the largest domestic and international nonfinancial companies listed on The Nasdaq Stock Market LLC based on market capitalization. Security types generally eligible for inclusion in the Index are common stocks and tracking stocks, as well as American Depositary Receipts (“ADRs”) that represent securities of non-U.S. issuers. Companies organized as real estate investment trusts (“REITs”) are not eligible for inclusion in the Index.

The Index reflects companies from all major sectors, except for companies that are classified as “financials” according to the Industry Classification Benchmark. The Index weights its component securities using a “modified market capitalization- weighted” methodology, which is a hybrid between equal weighting and conventional capitalization weighting. Under this methodology, no component security may exceed 24% of the weight of the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 27.11%. On a net asset value (“NAV”) basis, the Fund returned 27.26%. During the same time period, the Index returned 27.44%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Nasdaq Composite® Total Return Index returned 19.85% and the Russell 3000® Index returned 14.76% (each, a “Benchmark Index” and, collectively the “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 3,400 securities and 3,000 securities, respectively. These Benchmark Indices were selected for their recognition in the marketplace, and their performance comparisons are a useful measure for investors as broad representations of the overall U.S. stock market.

Relative to the Nasdaq Composite® Total Return Index, the majority of the Fund’s outperformance during the period can be attributed to the Fund’s overweight allocation to and security selection within the information technology sector as well as to the Fund’s underweight allocation to and security selection within the health care sector.

Relative to the Russell 3000® Index, the majority of the Fund’s outperformance during the period can be attributed to the Fund’s overweight allocation to and security selection within the information technology sector.

For the fiscal year ended August 31, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the communication services and health care sectors, respectively. The financials sector detracted most significantly from the Fund’s return during the period, followed by the utilities sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included NVIDIA Corp., an information technology company (portfolio average weight of 4.41%) and Microsoft Corp., an information technology company (portfolio average weight of 11.54%). Positions that detracted most significantly from the Fund’s return during the period included Tesla, Inc., a consumer discretionary company (portfolio average weight of 3.63%) and PayPal Holdings, Inc., a financials company (portfolio average weight of 0.72%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Information Technology	49.35
Communication Services	15.71
Consumer Discretionary	14.05
Health Care	6.97
Consumer Staples	6.42
Industrials	4.82
Sector Types Each Less Than 3%	2.56
Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Apple, Inc.	11.30
Microsoft Corp.	9.32
Amazon.com, Inc.	5.42
NVIDIA Corp.	4.66
Meta Platforms, Inc., Class A	3.51
Broadcom, Inc.	3.16
Tesla, Inc.	3.13
Alphabet, Inc., Class A	3.09
Alphabet, Inc., Class C	3.09
Adobe, Inc.	2.10
Total	48.78

*	Excluding money market fund holdings.

10

Invesco NASDAQ 100 ETF (QQQM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq-100® Index	27.44%	9.91%	31.29%
Nasdaq Composite® Total Return Index	19.85	6.83	20.98
Russell 3000® Index	14.76	9.76	30.79
Fund
NAV Return	27.26	9.76	30.77
Market Price Return	27.11	9.72	30.64

Fund Inception: October 13, 2020

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.15% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Indices are based on the inception date of the Fund.

11

QQQS	Management’s Discussion of Fund Performance
Invesco NASDAQ Future Gen 200 ETF (QQQS)

As an index fund, the Invesco NASDAQ Future Gen 200 ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the NASDAQ Innovators Completion Cap IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of securities of approximately 200 Nasdaq-listed, non-financial companies outside of the Nasdaq-100 Index® and Nasdaq Next Generation 100 Index® that have the most valuable portfolios of patents relative to their total market values, as estimated by a third-party data provider.

Securities are selected for inclusion in the Index based on the estimated value of their issuers’ patent portfolios, as determined by IPR Strategies, an independent data provider. IPR Strategies seeks to determine the potential value of an issuer by quantifying such issuer’s intangible assets, such as its intellectual property and research and development activities, as represented by patents held by such issuer. To value a company’s patent portfolio, IPR Strategies utilizes a proprietary valuation model that takes into account patent data collected from multiple sources, including patent offices and corporate filings, as well as a variety of other economic data, including actual values from previously traded patents. The model then determines a “patent value estimate,” which represents the estimated dollar value of the portfolio of patents held by an issuer.

To be eligible for inclusion in the Index, a security must be a member of the Nasdaq Composite (a broad-based, capitalization-weighted index of all stocks listed on the Nasdaq Stock Market LLC) and must, among other criteria at the time of screening, have (i) traded for at least three calendar months, (ii) a minimum full market capitalization of $100 million, and (iii) a minimum average daily trading volume of $1 million. The Index excludes securities of issuers included in the Nasdaq-100 Index® (an index that measures the performance of 100 of the largest Nasdaq-listed non-financial companies by market capitalization) and the Nasdaq Next Generation 100 Index® (an index that measures the performance of the 100 largest Nasdaq-listed companies outside of the Nasdaq-100 Index® based on market capitalization). Securities eligible for inclusion in the Index may be of any capitalization (subject to the minimum $100 million threshold noted above), including small- and mid-cap companies. The Index may include companies from all major sectors, except for companies that are classified as “financials” according to the Industry Classification Benchmark.

All eligible issuers are ranked by the ratio of the company’s patent value estimate (as determined by IPR Strategies) to its market capitalization, and the securities of the 200 issuers with the largest ratios (i.e., those with larger patent portfolio values relative to their market capitalization) are included in the Index. The Index is an equally weighted index. “Equal weighting” means that the Index assigns each component security the same weight.

Security types generally eligible for inclusion in the Index include common stocks and American Depositary Receipts (“ADRs”) that represent securities of non-U.S. issuers. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal period from the Fund’s inception (October 13, 2022, the first day of trading on the exchange) through August 31, 2023, on a market price basis, the Fund returned 4.01%. On a net asset value (“NAV”) basis, the Fund returned 4.09%. During the same time period, the Index returned 4.10%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period, which were partially offset by proceeds from the securities lending program in which the Fund participates.

During this same time period, the Nasdaq Composite® Total Return Index returned 32.87% and the Russell 2000® Index returned 11.44% (each, a “Benchmark Index” and, collectively the “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 3,400 securities and 2,000 securities, respectively. These Benchmark Indices were selected for their recognition in the marketplace, and their performance comparisons are a useful measure for investors as broad representations of the overall U.S. stock market.

Relative to the Nasdaq Composite® Total Return Index, the majority of the Fund’s underperformance during the period can be attributed to the overweight allocation to and security selection within the health care sector and to security selection within the information technology sector.

Relative to the Russell 2000® Index, the majority of the Fund’s underperformance during the period can be attributed to the overweight allocation to and security selection within the health care sector.

For the fiscal period ended August 31, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and energy sectors, respectively. The materials sector detracted most significantly from the Fund’s return during the period, followed by the consumer discretionary and consumer staples sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2023, included ImmunoGen, Inc., a health care company (portfolio average

12

Invesco NASDAQ Future Gen 200 ETF (QQQS) (continued)

weight of 0.73%) and Madrigal Pharmaceuticals, Inc., a health care company (no longer held at fiscal period-end). Positions that detracted most significantly from the Fund’s return during the period included Amyris, Inc., a materials company (no longer held at fiscal period-end) and NGM Biopharmaceuticals, Inc., a health care company (portfolio average weight of 0.37%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Health Care	53.44
Information Technology	28.81
Consumer Discretionary	8.35
Industrials	5.12
Sector Types Each Less Than 3%	4.23
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
SurModics, Inc.	1.07
Aehr Test Systems	0.83
Interface, Inc.	0.80
Twist Bioscience Corp.	0.78
Heron Therapeutics, Inc.	0.77
Sleep Number Corp.	0.75
MillerKnoll, Inc.	0.75
Corcept Therapeutics, Inc.	0.75
Roku, Inc., Class A	0.74
Quanterix Corp.	0.72
Total	7.96

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

Fund Inception
Index	Cumulative
Nasdaq Innovators Completion Cap Index™	4.10%
Nasdaq Composite® Total Return Index	32.87
Russell 2000® Index	11.44
Fund
NAV Return	4.09
Market Price Return	4.01

13

Invesco NASDAQ Future Gen 200 ETF (QQQS) (continued)

Fund Inception: October 13, 2022

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Indices are based on the inception date of the Fund.

14

QQQJ	Management’s Discussion of Fund Performance
Invesco NASDAQ Next Gen 100 ETF (QQQJ)

As an index fund, the Invesco NASDAQ Next Gen 100 ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the NASDAQ Next Generation 100 Index® (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of securities of the next generation of Nasdaq-listed non-financial companies; that is, the largest 100 Nasdaq-listed companies outside of the NASDAQ-100 Index® (the “NASDAQ-100”) based on market capitalization.

To be eligible for inclusion in the Index, a security must meet the existing eligibility criteria of the NASDAQ-100, an index that measures the performance of 100 of the largest domestic and international nonfinancial companies by market capitalization on The Nasdaq Stock Market LLC. Securities meeting the NASDAQ-100 eligibility criteria are ranked by market capitalization, with approximately the largest 100 securities not currently in the NASDAQ-100 selected for inclusion in the Index.

Security types generally eligible for inclusion in the Index are common stocks and tracking stocks, as well as American Depositary Receipts (“ADRs”) that represent securities of non-U.S. issuers. The Index may include companies from all major sectors, except for companies that are classified as “financials” according to the Industry Classification Benchmark. The Index may include Nasdaq-listed securities of both U.S. and foreign companies, including foreign companies located in emerging market countries. Companies organized as real estate investment trusts (“REITs”) are not eligible for inclusion in the Index.

The Index weights its component securities using a “modified market capitalization-weighted” methodology, which is a hybrid between equal weighting and conventional capitalization weighting. Under this methodology, no issuer may exceed 4% of the weight of the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2023, on a market price basis, the Fund returned 6.57%. On a net asset value (“NAV”) basis, the Fund returned 6.70%. During the same time period, the Index returned 6.83%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Nasdaq Composite® Total Return Index returned 19.85% and the Russell 3000® Index returned 14.76% (each, a “Benchmark Index” and, collectively the “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 3,400 securities and 3,000 securities, respectively. These Benchmark Indices were selected for their recognition in the marketplace, and their performance comparisons are a useful measure for investors as broad representations of the overall U.S. stock market.

Relative to the Nasdaq Composite® Total Return Index, the majority of the Fund’s underperformance during the period can be attributed to security selection within the information technology and communication services sectors, respectively.

Relative to the Russell 3000® Index, the majority of the Fund’s underperformance during the period can be attributed to security selection within the information technology and communication services sectors, respectively.

For the fiscal year ended August 31, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and consumer staples sectors, respectively. The communication services sector detracted most significantly from the Fund’s return during the period, followed by the financials and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2023, included Horizon Therapeutics PLC, a health care company (portfolio average weight of 1.68%) and ON Semiconductor Corp., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during the period included ZoomInfo Technologies, Inc., Class A, a communication services company (portfolio average weight of 0.89%) and SolarEdge Technologies, Inc., an information technology company (portfolio average weight of 1.17%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2023
Information Technology	33.73
Health Care	24.02
Industrials	13.13
Consumer Discretionary	10.64
Communication Services	10.14
Sector Types Each Less Than 3%	8.25
Money Market Funds Plus Other Assets Less Liabilities	0.09

15

Invesco NASDAQ Next Gen 100 ETF (QQQJ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2023
Security
Coca-Cola Europacific Partners PLC	2.16
CDW Corp.	2.09
MongoDB, Inc.	1.98
Horizon Therapeutics PLC	1.90
Monolithic Power Systems, Inc.	1.82
Alnylam Pharmaceuticals, Inc.	1.81
Take-Two Interactive Software, Inc.	1.77
Tractor Supply Co.	1.76
VeriSign, Inc.	1.59
ICON PLC	1.57
Total	18.45

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2023

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq Next Generation 100 Index®	6.83%	0.17%	0.50%
Nasdaq Composite® Total Return Index	19.85	6.83	20.98
Russell 3000® Index	14.76	9.76	30.79
Fund
NAV Return	6.70	0.03	0.09
Market Price Return	6.57	(0.07)	(0.21)

16

Invesco NASDAQ Next Gen 100 ETF (QQQJ) (continued)

Fund Inception: October 13, 2020

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.15% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Indices are based on the inception date of the Fund.

17

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

18

Invesco ESG NASDAQ 100 ETF (QQMG)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-12.72%
Alphabet, Inc., Class A(b)	4,044	$550,671
Alphabet, Inc., Class C(b)	4,028	553,246
Charter Communications, Inc., Class A(b)	174	76,233
Comcast Corp., Class A.	5,158	241,188
Electronic Arts, Inc.	585	70,188
Meta Platforms, Inc., Class A(b)	893	264,230
Netflix, Inc.(b)(c)	768	333,066
Sirius XM Holdings, Inc.(c)	6,735	29,634
T-Mobile US, Inc.(b)	1,350	183,938

		2,302,394

Consumer Discretionary-11.21%
Airbnb, Inc., Class A(b)	514	67,617
Amazon.com, Inc.(b)	4,296	592,891
Booking Holdings, Inc.(b)	49	152,146
eBay, Inc.	871	39,003
JD.com, Inc., ADR (China)	480	15,941
Lucid Group, Inc.(b)(c)	2,535	15,920
lululemon athletica, inc.(b)	206	78,540
Marriott International, Inc., Class A	414	84,253
MercadoLibre, Inc. (Brazil)(b)	62	85,086
O’Reilly Automotive, Inc.(b)(c)	125	117,462
PDD Holdings, Inc., ADR (China)(b)	478	47,308
Ross Stores, Inc.	543	66,143
Starbucks Corp.	1,305	127,159
Tesla, Inc.(b)(c)	2,087	538,613

		2,028,082

Consumer Staples-5.78%
Costco Wholesale Corp.	534	293,316
Dollar Tree, Inc.(b)(c)	401	49,066
Keurig Dr Pepper, Inc.	1,717	57,777
Kraft Heinz Co. (The)	523	17,306
Mondelez International, Inc., Class A	1,798	128,125
Monster Beverage Corp.(b)	817	46,904
PepsiCo, Inc.	2,337	415,799
Walgreens Boots Alliance, Inc.(c)	1,493	37,788

		1,046,081

Financials-0.66%
PayPal Holdings, Inc.(b)	1,913	119,582

Health Care-6.16%
Align Technology, Inc.(b)(c)	118	43,677
Amgen, Inc.	709	181,745
AstraZeneca PLC, ADR (United Kingdom)	755	51,204
Biogen, Inc.(b)	190	50,798
DexCom, Inc.(b)	460	46,451
Gilead Sciences, Inc.	1,571	120,150
IDEXX Laboratories, Inc.(b)	130	66,483
Illumina, Inc.(b)	334	55,183
Intuitive Surgical, Inc.(b)	487	152,275
Moderna, Inc.(b)(c)	471	53,256
Regeneron Pharmaceuticals, Inc.(b)	172	142,156
Seagen, Inc.(b)	181	37,299
Vertex Pharmaceuticals, Inc.(b)	325	113,211

		1,113,888

	Shares	Value
Industrials-3.96%
Automatic Data Processing, Inc.	795	$202,415
Cintas Corp.	164	82,684
Copart, Inc.(b)	1,554	69,666
CSX Corp.	2,744	82,869
Fastenal Co.	576	33,166
Old Dominion Freight Line, Inc.	188	80,346
PACCAR, Inc.	465	38,265
Paychex, Inc.	614	75,049
Verisk Analytics, Inc.	219	53,046

		717,506

Information Technology-58.96%
Adobe, Inc.(b)	903	505,084
Advanced Micro Devices, Inc.(b)	2,291	242,205
ANSYS, Inc.(b)	170	54,208
Apple, Inc.(c)	11,283	2,119,737
Applied Materials, Inc.	1,679	256,484
ASML Holding N.V., New York Shares (Netherlands)	197	130,124
Atlassian Corp., Class A(b)	219	44,689
Autodesk, Inc.(b)	375	83,228
Broadcom, Inc.	561	517,741
Cadence Design Systems, Inc.(b)	559	134,406
Cisco Systems, Inc.	8,247	472,965
Cognizant Technology Solutions Corp., Class A	962	68,889
Crowdstrike Holdings, Inc., Class A(b)	269	43,855
Datadog, Inc., Class A(b)	397	38,303
Enphase Energy, Inc.(b)	182	23,029
Fortinet, Inc.(b)	1,221	73,516
GLOBALFOUNDRIES, Inc.(b)(c)	971	53,648
Intel Corp.	6,464	227,145
Intuit, Inc.	485	262,778
KLA Corp.	229	114,928
Lam Research Corp.	263	184,731
Marvell Technology, Inc.	1,434	83,531
Microchip Technology, Inc.	324	26,516
Micron Technology, Inc.	1,726	120,716
Microsoft Corp.	6,090	1,996,058
NVIDIA Corp.	3,645	1,798,990
NXP Semiconductors N.V. (China)	361	74,265
ON Semiconductor Corp.(b)	548	53,956
Palo Alto Networks, Inc.(b)	586	142,574
QUALCOMM, Inc.	2,032	232,725
Synopsys, Inc.(b)	296	135,831
Texas Instruments, Inc.	1,255	210,915
Workday, Inc., Class A(b)	347	84,842
Zoom Video Communications, Inc., Class A(b)	378	26,849
Zscaler, Inc.(b)(c)	199	31,054

		10,670,515

Real Estate-0.24%
CoStar Group, Inc.(b)	537	44,029

Utilities-0.26%
Exelon Corp.	1,192	47,823

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $17,260,518)		18,089,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco ESG NASDAQ 100 ETF (QQMG)–(continued)

August 31, 2023

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-18.02%
Invesco Private Government Fund, 5.30%(d)(e)(f)	857,889	$857,889
Invesco Private Prime Fund, 5.51%(d)(e)(f)	2,404,298	2,404,298

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,262,197)		3,262,187

TOTAL INVESTMENTS IN SECURITIES-117.97% (Cost $20,522,715)		21,352,087
OTHER ASSETS LESS LIABILITIES-(17.97)%		(3,253,157)

NET ASSETS-100.00%		$18,098,930

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$147,362	$(147,362)	$-	$-	$-	$263

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	20,569	3,008,807	(2,171,487)	-	-	857,889	4,432	*

Invesco Private Prime Fund	52,891	6,776,748	(4,425,306)	(10)	(25)	2,404,298	11,634	*

Total	$73,460	$9,932,917	$(6,744,155)	$(10)	$(25)	$3,262,187	$16,329

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Communication Services-10.85%
Fox Corp., Class A	873	$28,861
Fox Corp., Class B	765	23,348
Liberty Broadband Corp., Class A(b)	38	3,558
Liberty Broadband Corp., Class C(b)	269	25,168
Liberty Global PLC, Class A (United Kingdom)(b)	330	6,085
Liberty Global PLC, Class C (United Kingdom)(b)(c)	517	10,257
Liberty Media Corp.-Liberty Formula One(b)	518	35,633
Liberty Media Corp.-Liberty Live, Series C(b)	21	707
Match Group, Inc.(b)	699	32,762
News Corp., Class A	1,298	27,894
News Corp., Class B	656	14,432
Paramount Global, Class B(c)	1,809	27,298
Take-Two Interactive Software, Inc.(b)	524	74,513
ZoomInfo Technologies, Inc., Class A(b)	825	14,867

		325,383

Consumer Discretionary-12.01%
Etsy, Inc.(b)	271	19,938
Expedia Group, Inc.(b)	211	22,870
Five Below, Inc.(b)(c)	143	24,590
Hasbro, Inc.	546	39,312
LKQ Corp.	927	48,695
Pool Corp.(c)	127	46,431
Tractor Supply Co.	315	68,828
Trip.com Group Ltd., ADR (China)(b)	734	28,854
Ulta Beauty, Inc.(b)	146	60,594

		360,112

Consumer Staples-3.06%
Coca-Cola Europacific Partners PLC (United Kingdom)	1,433	91,869

Financials-1.13%
Jack Henry & Associates, Inc.	215	33,708

Health Care-19.16%
Acadia Healthcare Co., Inc.(b)	126	9,715
Alnylam Pharmaceuticals, Inc.(b)(c)	155	30,662
Argenx SE, ADR (Netherlands)(b)	27	13,567
BeiGene Ltd., ADR (China)(b)(c)	64	13,283
BioMarin Pharmaceutical, Inc.(b)	321	29,333
BioNTech SE, ADR (Germany)(b)	178	21,526
Bio-Techne Corp.	412	32,301
Bruker Corp.	339	22,238
Henry Schein, Inc.(b)	420	32,147
Hologic, Inc.(b)	442	33,035
Horizon Therapeutics PLC(b)	131	14,769
ICON PLC(b)(c)	291	75,642
Incyte Corp.(b)	435	28,071
Insulet Corp.(b)	126	24,155
Jazz Pharmaceuticals PLC(b)	105	15,053
Karuna Therapeutics, Inc.(b)	30	5,633
Neurocrine Biosciences, Inc.(b)(c)	177	19,273
Novocure Ltd.(b)(c)	125	2,757
R1 RCM, Inc.(b)(c)	806	13,895
Repligen Corp.(b)(c)	160	27,826
Royalty Pharma PLC, Class A	580	17,296
Sanofi, ADR	663	35,258
Sarepta Therapeutics, Inc.(b)	81	9,802

	Shares	Value
Health Care-(continued)
Shockwave Medical, Inc.(b)	45	$9,918
United Therapeutics Corp.(b)	99	22,212
Viatris, Inc.	1,404	15,093

		574,460

Industrials-11.93%
American Airlines Group, Inc.(b)	1,067	15,717
Avis Budget Group, Inc.(b)(c)	93	19,845
C.H. Robinson Worldwide, Inc.	287	25,953
Expeditors International of Washington, Inc.(c)	446	52,053
Grab Holdings Ltd., Class A (Singapore)(b)	7,456	28,109
J.B. Hunt Transport Services, Inc.(c)	316	59,370
Lincoln Electric Holdings, Inc.	125	24,057
Middleby Corp. (The)(b)(c)	62	9,027
Nordson Corp.	99	24,170
Paylocity Holding Corp.(b)	124	24,862
SS&C Technologies Holdings, Inc.	534	30,662
Tetra Tech, Inc.	138	21,714
United Airlines Holdings, Inc.(b)	444	22,116

		357,655

Information Technology-41.25%
Akamai Technologies, Inc.(b)	426	44,768
Amdocs Ltd.	394	35,145
Bentley Systems, Inc., Class B	802	40,028
CDW Corp.	497	104,941
Check Point Software Technologies Ltd. (Israel)(b)	244	32,840
Cognex Corp.(c)	567	26,694
DocuSign, Inc.(b)	516	25,955
Entegris, Inc.	356	36,052
F5, Inc.(b)	151	24,713
First Solar, Inc.(b)	274	51,819
Flex Ltd.(b)	1,791	49,414
Gen Digital, Inc.	1,770	35,842
Logitech International S.A., Class R (Switzerland)(c)	515	35,442
Manhattan Associates, Inc.(b)	166	33,635
MongoDB, Inc.(b)	159	60,627
Monolithic Power Systems, Inc.	109	56,812
NetApp, Inc.	631	48,398
Okta, Inc.(b)(c)	414	34,573
Open Text Corp. (Canada)	726	29,229
PTC, Inc.(b)	299	44,004
Qorvo, Inc.(b)	135	14,498
Seagate Technology Holdings PLC(c)	663	46,934
Skyworks Solutions, Inc.	230	25,010
SolarEdge Technologies, Inc.(b)	109	17,720
Splunk, Inc.(b)	359	43,532
Teradyne, Inc.(c)	448	48,326
Trimble, Inc.(b)	815	44,654
VeriSign, Inc.(b)	231	47,999
Western Digital Corp.(b)	1,095	49,275
Zebra Technologies Corp., Class A(b)	174	47,852

		1,236,731

Materials-0.51%
Steel Dynamics, Inc.	142	15,136

Total Common Stocks & Other Equity Interests (Cost $3,193,145)		2,995,054

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)–(continued)

August 31, 2023

	Shares	Value
Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e) (Cost $305)	305	$305

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.91% (Cost $3,193,450)		2,995,359

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-19.07%
Invesco Private Government Fund, 5.30%(d)(e)(f)	160,121	160,121

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 5.51%(d)(e)(f)	411,740	$411,740

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $571,872)		571,861

TOTAL INVESTMENTS IN SECURITIES-118.98% (Cost $3,765,322)		3,567,220
OTHER ASSETS LESS LIABILITIES-(18.98)%		(569,170)

NET ASSETS-100.00%		$2,998,050

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$279	$26,968	$(26,942)	$-	$-	$305	$52

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	38,307	2,221,333	(2,099,519)	-	-	160,121	5,303	*

Invesco Private Prime Fund	98,504	4,446,477	(4,133,155)	(14)	(72)	411,740	14,080	*

Total	$137,090	$6,694,778	$(6,259,616)	$(14)	$(72)	$572,166	$19,435

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e) The rate shown is the 7-day SEC standardized yield as of August 31, 2023.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco NASDAQ 100 ETF (QQQM)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.88%
Communication Services-15.71%
Alphabet, Inc., Class A(b)	3,290,646	$448,087,266
Alphabet, Inc., Class C(b)	3,253,532	446,872,620
Charter Communications, Inc., Class A(b)(c)	178,823	78,345,933
Comcast Corp., Class A	4,940,820	231,032,743
Electronic Arts, Inc.	324,001	38,873,640
Meta Platforms, Inc., Class A(b)(c)	1,717,450	508,176,280
Netflix, Inc.(b)(c)	528,135	229,041,587
Sirius XM Holdings, Inc.(c)	4,595,186	20,218,818
T-Mobile US, Inc.(b)(c)	1,425,338	194,202,302
Trade Desk, Inc. (The), Class A(b)(c)	528,451	42,291,934
Warner Bros Discovery, Inc.(b)	2,893,904	38,025,899

		2,275,169,022

Consumer Discretionary-14.05%
Airbnb, Inc., Class A(b)	489,984	64,457,395
Amazon.com, Inc.(b)	5,683,147	784,331,117
Booking Holdings, Inc.(b)	43,937	136,425,703
eBay, Inc.	635,167	28,442,778
JD.com, Inc., ADR (China)	539,334	17,911,282
Lucid Group, Inc.(b)(c)	2,699,670	16,953,928
lululemon athletica, inc.(b)	145,257	55,380,684
Marriott International, Inc., Class A	362,043	73,679,371
MercadoLibre, Inc. (Brazil)(b)	59,553	81,728,155
O’Reilly Automotive, Inc.(b)	72,370	68,006,089
PDD Holdings, Inc., ADR (China)(b)(c)	725,371	71,789,968
Ross Stores, Inc.	406,404	49,504,071
Starbucks Corp.	1,361,756	132,689,505
Tesla, Inc.(b)(c)	1,755,487	453,056,085

		2,034,356,131

Consumer Staples-6.42%
Costco Wholesale Corp.	526,908	289,420,026
Dollar Tree, Inc.(b)(c)	261,771	32,030,300
Keurig Dr Pepper, Inc.(c)	1,667,530	56,112,384
Kraft Heinz Co. (The)	1,457,733	48,236,385
Mondelez International, Inc., Class A	1,617,806	115,284,856
Monster Beverage Corp.(b)	1,243,293	71,377,451
PepsiCo, Inc.	1,636,618	291,187,075
Walgreens Boots Alliance, Inc.(c)	1,024,901	25,940,244

		929,588,721

Energy-0.53%
Baker Hughes Co., Class A	1,202,554	43,520,429
Diamondback Energy, Inc.	215,099	32,647,726

		76,168,155

Financials-0.57%
PayPal Holdings, Inc.(b)	1,325,304	82,844,753

Health Care-6.97%
Align Technology, Inc.(b)(c)	90,947	33,663,123
Amgen, Inc.	634,691	162,696,691
AstraZeneca PLC, ADR (United Kingdom)	703,028	47,679,359
Biogen, Inc.(b)	171,837	45,942,340
DexCom, Inc.(b)	460,393	46,490,485
GE HealthCare Technologies, Inc.(c)	540,111	38,050,820
Gilead Sciences, Inc.	1,481,704	113,320,722

	Shares	Value
Health Care-(continued)
IDEXX Laboratories, Inc.(b)	98,692	$50,472,076
Illumina, Inc.(b)	187,770	31,023,359
Intuitive Surgical, Inc.(b)	416,304	130,169,935
Moderna, Inc.(b)(c)	452,920	51,211,664
Regeneron Pharmaceuticals, Inc.(b)	128,217	105,970,068
Seagen, Inc.(b)	222,754	45,902,917
Vertex Pharmaceuticals, Inc.(b)	305,978	106,584,377

		1,009,177,936

Industrials-4.82%
Automatic Data Processing, Inc.	490,814	124,966,153
Cintas Corp.	120,817	60,912,307
Copart, Inc.(b)	1,134,344	50,852,642
CSX Corp.	2,415,008	72,933,242
Fastenal Co.	678,375	39,060,832
Honeywell International, Inc.	790,776	148,618,441
Old Dominion Freight Line, Inc.	130,258	55,668,361
PACCAR, Inc.	620,846	51,089,417
Paychex, Inc.	428,251	52,345,120
Verisk Analytics, Inc.	171,894	41,636,165

		698,082,680

Information Technology-49.35%
Adobe, Inc.(b)(c)	544,796	304,726,195
Advanced Micro Devices, Inc.(b)	1,912,874	202,229,039
Analog Devices, Inc.	595,643	108,275,984
ANSYS, Inc.(b)	102,933	32,822,246
Apple, Inc.	8,712,018	1,636,726,822
Applied Materials, Inc.	997,509	152,379,475
ASML Holding N.V., New York Shares (Netherlands)	104,215	68,837,134
Atlassian Corp., Class A(b)(c)	180,339	36,799,976
Autodesk, Inc.(b)	254,322	56,444,225
Broadcom, Inc.	495,223	457,036,354
Cadence Design Systems, Inc.(b)	323,969	77,895,106
Cisco Systems, Inc.	4,840,817	277,620,855
Cognizant Technology Solutions Corp., Class A	602,890	43,172,953
Crowdstrike Holdings, Inc., Class A(b)(c)	266,326	43,419,128
Datadog, Inc., Class A(b)(c)	351,983	33,959,320
Enphase Energy, Inc.(b)(c)	162,707	20,587,317
Fortinet, Inc.(b)	932,698	56,157,747
GLOBALFOUNDRIES, Inc.(b)(c)	650,706	35,951,506
Intel Corp.(c)	4,954,733	174,109,318
Intuit, Inc.	332,743	180,283,485
KLA Corp.	162,887	81,748,099
Lam Research Corp.	159,553	112,070,027
Marvell Technology, Inc.	1,021,659	59,511,637
Microchip Technology, Inc.	647,956	53,028,719
Micron Technology, Inc.	1,300,118	90,930,253
Microsoft Corp.	4,118,464	1,349,867,761
NVIDIA Corp.	1,368,147	675,248,952
NXP Semiconductors N.V. (China)	308,519	63,468,529
ON Semiconductor Corp.(b)	513,001	50,510,078
Palo Alto Networks, Inc.(b)	363,321	88,395,999
QUALCOMM, Inc.	1,323,297	151,557,205
Synopsys, Inc.(b)	180,660	82,903,067
Texas Instruments, Inc.	1,078,249	181,210,527
Workday, Inc., Class A(b)	244,646	59,815,947

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco NASDAQ 100 ETF (QQQM)–(continued)

August 31, 2023

	Shares	Value
Information Technology-(continued)
Zoom Video Communications, Inc., Class A(b)	298,014	$21,167,934
Zscaler, Inc.(b)(c)	172,495	26,917,845

		7,147,786,764

Real Estate-0.27%
CoStar Group, Inc.(b)	485,278	39,787,943

Utilities-1.19%
American Electric Power Co., Inc.	611,593	47,948,891
Constellation Energy Corp.	385,284	40,131,182
Exelon Corp.	1,181,477	47,400,857
Xcel Energy, Inc.	653,723	37,347,195

		172,828,125

Total Common Stocks & Other Equity Interests (Cost $13,022,251,549)		14,465,790,230

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e) (Cost $5,153,075)	5,153,075	5,153,075

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.92% (Cost $13,027,404,624)		14,470,943,305

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.39%
Invesco Private Government Fund, 5.30%(d)(e)(f)	91,268,225	$91,268,225
Invesco Private Prime Fund, 5.51%(d)(e)(f)	254,782,461	254,782,461

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $346,050,686)		346,050,686

TOTAL INVESTMENTS IN SECURITIES-102.31% (Cost $13,373,455,310)		14,816,993,991
OTHER ASSETS LESS LIABILITIES-(2.31)%		(334,085,693)

NET ASSETS-100.00%.		$14,482,908,298

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$3,899,314	$79,596,782	$(78,343,021)	$-	$-	$5,153,075	$69,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco NASDAQ 100 ETF (QQQM)–(continued)

August 31, 2023

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$20,827,857	$1,150,567,191	$(1,080,126,823)	$-	$-	$91,268,225	$2,274,625	*

Invesco Private Prime Fund	53,557,349	2,376,018,179	(2,174,764,476)	(3,138)	(25,453)	254,782,461	6,182,471	*

Total	$78,284,520	$3,606,182,152	$(3,333,234,320)	$(3,138)	$(25,453)	$351,203,761	$8,526,595

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco NASDAQ Future Gen 200 ETF (QQQS)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-2.47%
Bandwidth, Inc., Class A(b)	2,949	$42,377
DISH Network Corp., Class A(b)(c)	5,391	32,346
EchoStar Corp., Class A(b)	2,224	38,653
Roku, Inc., Class A(b)(c)	602	48,883

		162,259

Consumer Discretionary-8.35%
BRP, Inc.	491	37,473
Fossil Group, Inc.(b)	17,285	36,644
Garrett Motion, Inc. (Switzerland)(b)	4,185	32,476
Gentex Corp.(c)	1,320	43,111
Gentherm, Inc.(b)(c)	630	37,932
Goodyear Tire & Rubber Co. (The)(b)	2,524	32,585
GoPro, Inc., Class A(b)	8,252	29,996
Helen of Troy Ltd.(b)(c)	365	44,866
Newell Brands, Inc.	4,226	44,711
Purple Innovation, Inc.	10,018	21,739
Qurate Retail, Inc., Class A(b)	42,283	32,769
Sleep Number Corp.(b)(c)	1,933	49,446
Sonos, Inc.(b)(c)	2,384	32,852
Universal Electronics, Inc.(b)	4,349	38,706
Workhorse Group, Inc.(b)(c)	41,721	32,885

		548,191

Energy-0.54%
Gevo, Inc.(b)(c)	26,868	35,197

Health Care-53.44%
Accuray, Inc.(b)(c)	9,393	26,770
Aclaris Therapeutics, Inc.(b)	4,201	31,423
Adaptimmune Therapeutics PLC, ADR(b)	33,978	26,510
Adaptive Biotechnologies Corp.(b)(c)	5,041	34,128
Agenus, Inc.(b)	22,218	30,661
Agios Pharmaceuticals, Inc.(b)(c)	1,371	37,607
Akebia Therapeutics, Inc.(b)	33,325	46,322
Alector, Inc.(b)	4,657	25,381
Alkermes PLC(b)	1,215	35,466
Alphatec Holdings, Inc.(b)(c)	2,315	37,850
Altimmune, Inc.(b)(c)	8,578	21,702
Amarin Corp. PLC, ADR (Ireland)(b)(c)	29,623	31,104
Amicus Therapeutics, Inc.(b)	3,078	39,460
AnaptysBio, Inc.(b)(c)	1,816	35,739
AngioDynamics, Inc.(b)	3,708	29,775
Anika Therapeutics, Inc.(b)	1,279	22,830
Apyx Medical Corp.(b)(c)	5,475	25,513
Arbutus Biopharma Corp.(b)	13,920	28,258
Ardelyx, Inc.(b)	10,377	44,206
Arrowhead Pharmaceuticals, Inc.(b)	1,021	28,220
AtriCure, Inc.(b)	771	34,811
Autolus Therapeutics PLC, ADR (United Kingdom)(b)	11,145	35,775
Avadel Pharmaceuticals PLC, ADR(b)(c)	2,505	33,843
Axogen, Inc.(b)	4,077	25,522
Azenta, Inc.(b)(c)	812	45,821
Bicycle Therapeutics PLC, ADR (United Kingdom)(b)	1,446	31,436
BioCryst Pharmaceuticals, Inc.(b)(c)	4,192	29,805
Bionano Genomics, Inc.(b)(c)	5,009	19,335

	Shares	Value
Health Care-(continued)
Bluebird Bio, Inc.(b)(c)	10,346	$39,004
Cara Therapeutics, Inc.(b)	10,899	28,010
Cerus Corp.(b)	16,393	30,983
Chimerix, Inc.(b)(c)	25,116	28,632
Cidara Therapeutics, Inc.(b)	26,058	20,432
Codexis, Inc.(b)	15,867	27,609
Coherus Biosciences, Inc.(b)(c)	8,474	45,166
Corcept Therapeutics, Inc.(b)	1,495	48,931
CorMedix, Inc.(b)	7,205	29,324
Corvus Pharmaceuticals, Inc.(b)	11,401	24,170
CytomX Therapeutics, Inc.(b)	20,269	30,403
DENTSPLY SIRONA, Inc.	972	36,051
Eagle Pharmaceuticals, Inc.(b)(c)	1,671	28,323
Editas Medicine, Inc.(b)(c)	3,775	33,635
Enanta Pharmaceuticals, Inc.(b)	1,476	21,919
Esperion Therapeutics, Inc.(b)(c)	25,833	41,333
Eyenovia, Inc.(b)	12,203	23,064
Fate Therapeutics, Inc.(b)(c)	6,861	17,221
FibroGen, Inc.(b)(c)	2,008	1,928
G1 Therapeutics, Inc.(b)(c)	13,646	22,789
Galera Therapeutics, Inc.(b)(c)	11,291	2,371
Geron Corp.(b)	10,599	25,756
Gritstone bio, Inc.(b)	18,173	33,075
Heron Therapeutics, Inc.(b)(c)	30,790	50,496
ICU Medical, Inc.(b)(c)	200	29,006
IGM Biosciences, Inc.(b)(c)	2,876	20,563
I-Mab, ADR (China)(b)(c)	11,180	21,242
ImmunoGen, Inc.(b)	2,570	40,709
InflaRx N.V. (Germany)(b)	8,272	32,674
Innoviva, Inc.(b)(c)	2,570	32,767
Inovio Pharmaceuticals, Inc.(b)	57,899	26,049
Integra LifeSciences Holdings Corp.(b)	915	38,924
Intercept Pharmaceuticals, Inc.(b)(c)	3,290	35,631
Ionis Pharmaceuticals, Inc.(b)(c)	848	34,149
Ironwood Pharmaceuticals, Inc.(b)	3,184	28,019
KalVista Pharmaceuticals, Inc.(b)(c)	3,557	38,593
Karyopharm Therapeutics, Inc.(b)(c)	15,334	19,628
Kodiak Sciences, Inc.(b)	5,904	12,989
Lexicon Pharmaceuticals, Inc.(b)(c)	10,502	18,063
Ligand Pharmaceuticals, Inc.(b)	501	32,951
LivaNova PLC(b)(c)	793	44,051
MacroGenics, Inc.(b)(c)	7,509	34,992
MannKind Corp.(b)(c)	7,470	34,437
Merit Medical Systems, Inc.(b)	421	27,483
Mersana Therapeutics, Inc.(b)	4,608	5,115
Merus N.V. (Netherlands)(b)	1,616	36,150
MiMedx Group, Inc.(b)	5,917	43,904
NanoString Technologies, Inc.(b)(c)	5,883	15,060
Nektar Therapeutics(b)	59,746	35,549
NGM Biopharmaceuticals, Inc.(b)(c)	11,440	21,622
Ocugen, Inc.(b)	76,301	32,893
Omeros Corp.(b)(c)	5,593	19,352
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(d)	83	0
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(d)	83	0
Omnicell, Inc.(b)	473	26,895
OPKO Health, Inc.(b)	25,225	46,162

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco NASDAQ Future Gen 200 ETF (QQQS)–(continued)

August 31, 2023

	Shares	Value
Health Care-(continued)
Oramed Pharmaceuticals, Inc. (Israel)(b)(c)	8,580	$28,142
OraSure Technologies, Inc.(b)	6,892	44,522
Orthofix Medical, Inc.(b)(c)	1,854	39,231
Pacific Biosciences of California, Inc.(b)	2,800	31,584
PDS Biotechnology Corp.(b)(c)	3,619	21,244
Phibro Animal Health Corp., Class A	2,605	36,340
ProQR Therapeutics N.V. (Netherlands)(b)	19,919	31,671
PTC Therapeutics, Inc.(b)	826	32,627
Quanterix Corp.(b)	1,769	47,409
Rigel Pharmaceuticals, Inc.(b)	24,755	28,221
Sangamo Therapeutics, Inc.(b)	30,946	29,996
Scilex Holding Co., Class C (Singapore)(b)	2,541	7,292
Selecta Biosciences, Inc.(b)(c)	29,372	36,128
Seres Therapeutics, Inc.(b)	7,002	24,157
SI-BONE, Inc.(b)(c)	1,377	31,506
SIGA Technologies, Inc.(c)	6,178	28,357
Supernus Pharmaceuticals, Inc.(b)	1,046	33,305
SurModics, Inc.(b)	1,909	70,289
Sutro Biopharma, Inc.(b)	7,720	36,670
Tactile Systems Technology, Inc.(b)	1,650	31,267
Theravance Biopharma, Inc.(b)(c)	3,100	29,512
Twist Bioscience Corp.(b)(c)	2,316	50,929
uniQure N.V. (Netherlands)(b)	1,797	15,652
Vanda Pharmaceuticals, Inc.(b)	5,825	30,232
Varex Imaging Corp.(b)(c)	1,573	30,941
Vaxart, Inc.(b)	28,408	23,368
Veradigm, Inc.(b)(c)	2,943	39,377
Verastem, Inc.(b)	2,831	27,631
Voyager Therapeutics, Inc.(b)	3,044	30,501
WaVe Life Sciences Ltd.(b)	8,752	38,071
X4 Pharmaceuticals, Inc.(b)	17,077	21,859
Xencor, Inc.(b)(c)	1,278	28,090

		3,507,641

Industrials-5.12%
AeroVironment, Inc.(b)	372	36,095
Astronics Corp.(b)	2,207	38,689
Ballard Power Systems, Inc. (Canada)(b)(c)	8,293	34,831
Interface, Inc.	5,060	52,270
LSI Industries, Inc.	2,979	46,919
Matthews International Corp., Class A(c)	900	37,962
MillerKnoll, Inc.	2,587	49,412
SunPower Corp.(b)(c)	3,270	23,413
TPI Composites, Inc.(b)	3,251	16,417

		336,008

Information Technology-28.81%
8x8, Inc.(b)(c)	8,495	27,609
Aehr Test Systems(b)(c)	1,063	54,224
Alpha & Omega Semiconductor Ltd.(b)	1,269	40,037
Amkor Technology, Inc.	1,399	39,116
Atomera, Inc.(b)	3,775	24,009
Aviat Networks, Inc.(b)	1,131	39,856
Axcelis Technologies, Inc.(b)	224	43,042
Bel Fuse, Inc., Class B	706	36,924
Cirrus Logic, Inc.(b)(c)	447	36,672
CommScope Holding Co., Inc.(b)	8,433	28,166
CommVault Systems, Inc.(b)	498	34,018
Comtech Telecommunications Corp.	3,020	30,351
Daktronics, Inc.(b)(c)	5,584	46,682
Digimarc Corp.(b)(c)	1,124	36,800

	Shares	Value
Information Technology-(continued)
Dropbox, Inc., Class A(b)(c)	1,525	$42,380
Extreme Networks, Inc.(b)	1,703	46,747
FARO Technologies, Inc.(b)	2,297	36,430
GSI Technology, Inc.(b)	6,047	18,806
Himax Technologies, Inc., ADR (Taiwan)(c)	5,036	30,770
Hollysys Automation Technologies Ltd. (China)(b)	2,199	41,429
Immersion Corp.(c)	4,896	34,370
Infinera Corp.(b)(c)	7,073	33,102
InterDigital, Inc.(c)	423	36,678
IPG Photonics Corp.(b)(c)	318	34,458
Itron, Inc.(b)(c)	517	35,368
Kimball Electronics, Inc.(b)	1,398	42,206
Kulicke & Soffa Industries, Inc. (Singapore)(c)	655	33,883
Littelfuse, Inc.	137	36,590
LivePerson, Inc.(b)	9,535	40,047
Lumentum Holdings, Inc.(b)(c)	655	35,455
Luna Innovations, Inc.(b)(c)	3,758	25,893
MaxLinear, Inc.(b)	1,202	28,247
MicroVision, Inc.(b)(c)	7,395	18,635
Mitek Systems, Inc.(b)(c)	3,326	37,151
MKS Instruments, Inc.	359	35,983
NETGEAR, Inc.(b)	2,471	32,568
nLight, Inc.(b)	2,399	27,373
Nova Ltd. (Israel)(b)	325	41,905
OSI Systems, Inc.(b)	296	40,360
Power Integrations, Inc.	401	33,692
Rambus, Inc.(b)	544	30,720
Ribbon Communications, Inc.(b)(c)	12,468	36,905
Semtech Corp.(b)(c)	1,595	41,709
Silicon Laboratories, Inc.(b)	247	33,310
Soundhound AI, Inc., Class A(b)(c)	11,503	28,988
Stratasys Ltd.(b)	2,409	35,412
Synaptics, Inc.(b)	407	35,629
Turtle Beach Corp.(b)	3,046	33,110
Universal Display Corp.(c)	239	38,852
Veeco Instruments, Inc.(b)	1,420	41,450
Verint Systems, Inc.(b)(c)	967	31,321
Viasat, Inc.(b)(c)	777	21,554
Viavi Solutions, Inc.(b)	3,523	36,815
Vuzix Corp.(b)	6,904	27,616

		1,891,423

Materials-1.22%
Haynes International, Inc.	807	39,390
Innospec, Inc.(c)	379	40,712

		80,102

Total Common Stocks & Other Equity Interests (Cost $7,229,525)		6,560,821

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(e)(f) (Cost $1,428)	1,428	1,428

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $7,230,953)		6,562,249

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco NASDAQ Future Gen 200 ETF (QQQS)–(continued)

August 31, 2023

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-34.06%
Invesco Private Government Fund, 5.30%(e)(f)(g)	626,570	$626,570
Invesco Private Prime Fund, 5.51%(e)(f)(g)	1,609,220	1,609,220

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,235,791)		2,235,790

TOTAL INVESTMENTS IN SECURITIES-134.03% (Cost $9,466,744)		8,798,039
OTHER ASSETS LESS LIABILITIES-(34.03)%		(2,233,993)

NET ASSETS-100.00%		$6,564,046

Investment Abbreviations:

ADR-American Depositary Receipt

Rts. -Rights

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$ 117,792	$ (116,364)	$-	$-	$1,428	$ 107

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	2,822,395	(2,195,825)	-	-	626,570	9,377	*

Invesco Private Prime Fund	-	4,903,038	(3,293,808)	(1)	(9)	1,609,220	24,413	*

Total	$-	$7,843,225	$(5,605,997)	$(1)	$(9)	$2,237,218	$33,897

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco NASDAQ Next Gen 100 ETF (QQQJ)

August 31, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Communication Services-10.14%
Baidu, Inc., ADR (China)(b)	70,931	$10,131,075
Fox Corp., Class A	138,989	4,594,976
Fox Corp., Class B	121,772	3,716,481
Liberty Broadband Corp., Class A(b)(c)	9,432	883,213
Liberty Broadband Corp., Class C(b)	65,106	6,091,317
Liberty Global PLC, Class A (United Kingdom)(b)(c)	88,419	1,630,446
Liberty Global PLC, Class C (United Kingdom)(b)(c)	134,952	2,677,448
Liberty Media Corp.-Liberty Formula One(b)	107,463	7,392,380
Liberty Media Corp.-Liberty Live, Series C(b)	4,583	154,218
Match Group, Inc.(b)	143,821	6,740,890
News Corp., Class A	196,879	4,230,930
News Corp., Class B(c)	99,479	2,188,538
Paramount Global, Class B(c)	315,705	4,763,989
Take-Two Interactive Software, Inc.(b)	87,692	12,469,802
ZoomInfo Technologies, Inc., Class A(b)	207,943	3,747,133

		71,412,836

Consumer Discretionary-10.64%
Caesars Entertainment, Inc.(b)	111,255	6,147,951
Etsy, Inc.(b)	63,698	4,686,262
Expedia Group, Inc.(b)	73,745	7,993,221
Five Below, Inc.(b)(c)	28,720	4,938,691
Hasbro, Inc.	71,572	5,153,184
LKQ Corp.	138,171	7,258,123
Pool Corp.(c)	20,217	7,391,335
Tractor Supply Co.(c)	56,786	12,407,741
Trip.com Group Ltd., ADR (China)(b)	209,102	8,219,800
Ulta Beauty, Inc.(b)	25,782	10,700,303

		74,896,611

Consumer Staples-2.83%
Casey’s General Stores, Inc.	19,278	4,711,736
Coca-Cola Europacific Partners PLC (United Kingdom)	237,625	15,234,139

		19,945,875

Energy-2.33%
APA Corp.	159,508	6,992,831
Chesapeake Energy Corp.(c)	69,136	6,098,486
New Fortress Energy, Inc.(c)	106,004	3,290,364

		16,381,681

Financials-0.84%
Jack Henry & Associates, Inc.	37,658	5,904,021

Health Care-24.02%
Acadia Healthcare Co., Inc.(b)	47,513	3,663,252
Alnylam Pharmaceuticals, Inc.(b)	64,529	12,765,127
Argenx SE, ADR (Netherlands)(b)	15,461	7,768,998
BeiGene Ltd., ADR (China)(b)(c)	21,342	4,429,532
BioMarin Pharmaceutical, Inc.(b)	97,002	8,864,043
BioNTech SE, ADR (Germany)(b)	48,319	5,843,217
Bio-Techne Corp.	81,390	6,380,976
Bruker Corp.	75,847	4,975,563
Henry Schein, Inc.(b)	67,719	5,183,212
Hologic, Inc.(b)	127,221	9,508,498
Horizon Therapeutics PLC(b)(c)	118,468	13,356,082

	Shares	Value
Health Care-(continued)
ICON PLC(b)(c)	42,438	$11,031,334
Incyte Corp.(b)	115,259	7,437,663
Insulet Corp.(b)	36,071	6,915,171
Jazz Pharmaceuticals PLC(b)	33,116	4,747,510
Karuna Therapeutics, Inc.(b)(c)	19,377	3,638,226
Neurocrine Biosciences, Inc.(b)	50,385	5,486,423
Novocure Ltd.(b)(c)	54,941	1,211,998
R1 RCM, Inc.(b)(c)	216,153	3,726,478
Repligen Corp.(b)(c)	28,729	4,996,260
Royalty Pharma PLC, Class A(c)	231,619	6,906,879
Sanofi, ADR	154,480	8,215,246
Sarepta Therapeutics, Inc.(b)	48,119	5,822,880
Shockwave Medical, Inc.(b)	18,932	4,172,423
United Therapeutics Corp.(b)	24,212	5,432,204
Viatris, Inc.	619,606	6,660,765

		169,139,960

Industrials-13.13%
American Airlines Group, Inc.(b)	337,368	4,969,431
Avis Budget Group, Inc.(b)(c)	20,650	4,406,504
Axon Enterprise, Inc.(b)	38,208	8,134,865
C.H. Robinson Worldwide, Inc.	60,222	5,445,875
Expeditors International of Washington, Inc.	79,005	9,220,674
Grab Holdings Ltd., Class A (Singapore)(b)(c)	1,936,283	7,299,787
J.B. Hunt Transport Services, Inc.	53,723	10,093,477
Lincoln Electric Holdings, Inc.	29,759	5,727,417
Middleby Corp. (The)(b)(c)	27,694	4,031,969
Nordson Corp.	29,442	7,187,970
Paylocity Holding Corp.(b)	28,802	5,774,801
SS&C Technologies Holdings, Inc.	128,713	7,390,701
Tetra Tech, Inc.	27,538	4,333,104
United Airlines Holdings, Inc.(b)	169,477	8,441,649

		92,458,224

Information Technology-33.73%
Akamai Technologies, Inc.(b)	78,684	8,268,901
Amdocs Ltd.	62,150	5,543,780
Bentley Systems, Inc., Class B(c)	145,622	7,267,994
CDW Corp.	69,811	14,740,593
Check Point Software Technologies Ltd. (Israel)(b)	62,432	8,402,723
Cognex Corp.	89,214	4,200,195
DocuSign, Inc.(b)	104,527	5,257,708
Entegris, Inc.	77,314	7,829,589
F5, Inc.(b)	31,192	5,104,883
First Solar, Inc.(b)	55,307	10,459,660
Flex Ltd.(b)	229,746	6,338,692
Gen Digital, Inc.	331,129	6,705,362
Logitech International S.A., Class R (Switzerland)(c)	81,962	5,640,625
Manhattan Associates, Inc.(b)	32,040	6,491,945
MongoDB, Inc.(b)(c)	36,481	13,910,205
Monolithic Power Systems, Inc.	24,521	12,780,590
NetApp, Inc.	110,548	8,479,032
Okta, Inc.(b)	80,087	6,688,065
Open Text Corp. (Canada)	139,909	5,632,736
PTC, Inc.(b)	61,371	9,031,970
Qorvo, Inc.(b)	51,017	5,478,716
Seagate Technology Holdings PLC(c)	106,978	7,572,973

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco NASDAQ Next Gen 100 ETF (QQQJ)–(continued)

August 31, 2023

	Shares	Value
Information Technology-(continued)
Skyworks Solutions, Inc.	82,512	$8,972,355
SolarEdge Technologies, Inc.(b)	29,091	4,729,324
Splunk, Inc.(b)	85,546	10,373,308
Teradyne, Inc.(c)	80,386	8,671,238
Trimble, Inc.(b)	127,964	7,011,147
VeriSign, Inc.(b)	53,966	11,213,595
Western Digital Corp.(b)	165,336	7,440,120
Zebra Technologies Corp., Class A(b)	26,559	7,303,991

		237,542,015

Materials-1.32%
Steel Dynamics, Inc.	87,382	9,314,047

Utilities-0.93%
Alliant Energy Corp.	129,945	6,519,341

Total Common Stocks & Other Equity Interests (Cost $745,263,263)		703,514,611

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e) (Cost $100,009)	100,009	100,009

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.92% (Cost $745,363,272)		703,614,620

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-10.40%
Invesco Private Government Fund, 5.30%(d)(e)(f)	20,494,896	$20,494,896
Invesco Private Prime Fund, 5.51%(d)(e)(f)	52,701,161	52,701,161

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $73,197,523)		73,196,057

TOTAL INVESTMENTS IN SECURITIES-110.32% (Cost $818,560,795)		776,810,677
OTHER ASSETS LESS LIABILITIES-(10.32)%		(72,638,045)

NET ASSETS-100.00%		$704,172,632

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$7,845,852	$(7,745,843)	$-	$-	$100,009	$10,978

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco NASDAQ Next Gen 100 ETF (QQQJ)–(continued)

August 31, 2023

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$29,805,913	$347,768,081	$(357,079,098)	$-	$-	$20,494,896	$1,166,864	*

Invesco Private Prime Fund	85,560,046	680,040,336	(712,911,298)	(9,650)	21,727	52,701,161	3,150,656	*

Total	$115,365,959	$1,035,654,269	$(1,077,736,239)	$(9,650)	$21,727	$73,296,066	$4,328,498

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Statements of Assets and Liabilities

August 31, 2023

	Invesco ESG NASDAQ 100 ETF (QQMG)	Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)	Invesco NASDAQ 100 ETF (QQQM)	Invesco NASDAQ Future Gen 200 ETF (QQQS)	Invesco NASDAQ Next Gen 100 ETF (QQQJ)
Assets:
Unaffiliated investments in securities, at value(a)	$18,089,900	$2,995,054	$14,465,790,230	$6,560,821	$703,514,611
Affiliated investments in securities, at value	3,262,187	572,166	351,203,761	2,237,218	73,296,066
Cash	-	-	12,614	-	-
Receivable for:
Dividends	15,470	2,719	13,416,360	1,411	586,473
Securities lending	423	68	250,166	1,527	9,634
Investments sold	-	500,605	-	-	-
Fund shares sold	-	-	102,367,898	-	-
Foreign tax reclaims	-	-	-	-	53,723

Total assets	21,367,980	4,070,612	14,933,041,029	8,800,977	777,460,507

Liabilities:
Due to custodian	3,876	-	-	-	-
Payable for:
Investments purchased	-	-	102,299,456	-	-
Collateral upon return of securities loaned	3,262,197	571,872	346,050,686	2,235,791	73,197,523
Fund shares repurchased	-	500,103	-	-	-
Accrued unitary management fees	2,977	587	1,782,589	1,140	90,352

Total liabilities	3,269,050	1,072,562	450,132,731	2,236,931	73,287,875

Net Assets	$18,098,930	$2,998,050	$14,482,908,298	$6,564,046	$704,172,632

Net assets consist of:
Shares of beneficial interest	$17,753,546	$3,552,795	$13,338,114,949	$7,665,836	$1,031,969,534
Distributable earnings (loss)	345,384	(554,745)	1,144,793,349	(1,101,790)	(327,796,902)

Net Assets	$18,098,930	$2,998,050	$14,482,908,298	$6,564,046	$704,172,632

Shares outstanding (unlimited amount authorized, $0.01 par value)	700,001	150,001	93,160,001	250,001	26,880,001
Net asset value	$25.86	$19.99	$155.46	$26.26	$26.20

Market price	$25.88	$20.00	$155.47	$26.26	$26.20

Unaffiliated investments in securities, at cost	$17,260,518	$3,193,145	$13,022,251,549	$7,229,525	$745,263,263

Affiliated investments in securities, at cost	$3,262,197	$572,177	$351,203,761	$2,237,219	$73,297,532

(a) Includes securities on loan with an aggregate value of:	$3,197,177	$560,587	$340,392,953	$2,137,726	$71,731,669

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Statements of Operations

For the year ended August 31, 2023

	Invesco ESG NASDAQ 100 ETF (QQMG)	Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)	Invesco NASDAQ 100 ETF (QQQM)	Invesco NASDAQ Future Gen 200 ETF (QQQS)(a)	Invesco NASDAQ Next Gen 100 ETF (QQQJ)
Investment income:
Unaffiliated dividend income	$103,484	$27,362	$75,412,228	$13,040	$6,578,299
Affiliated dividend income	263	52	69,499	107	10,978
Non-cash dividend income	-	-	-	13,254	-
Securities lending income, net	4,074	600	2,947,256	9,824	198,393
Foreign withholding tax	(256)	(563)	(101,825)	(73)	(105,504)

Total investment income	107,565	27,451	78,327,158	36,152	6,682,166

Expenses:
Unitary management fees	22,440	6,311	12,621,971	9,457	1,130,592
Tax expenses	-	-	-	2	-

Total expenses	22,440	6,311	12,621,971	9,459	1,130,592

Less: Waivers	(6)	(1)	(1,711)	(2)	(258)

Net expenses	22,434	6,310	12,620,260	9,457	1,130,334

Net investment income	85,131	21,141	65,706,898	26,695	5,551,832

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(312,817)	(260,789)	(274,726,220)	(436,704)	(177,012,107)
Affiliated investment securities	(25)	(72)	(25,453)	(9)	21,727
In-kind redemptions	136,332	70,910	324,512,192	930,813	31,953,508
Foreign currencies	-	-	-	(3)	-

Net realized gain (loss)	(176,510)	(189,951)	49,760,519	494,097	(145,036,872)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	3,215,317	419,934	2,463,759,502	(668,704)	185,314,343
Affiliated investment securities	(10)	(14)	(3,138)	(1)	(9,650)

Change in net unrealized appreciation (depreciation)	3,215,307	419,920	2,463,756,364	(668,705)	185,304,693

Net realized and unrealized gain (loss)	3,038,797	229,969	2,513,516,883	(174,608)	40,267,821

Net increase (decrease) in net assets resulting from operations	$3,123,928	$251,110	$2,579,223,781	$(147,913)	$45,819,653

(a)	For the period October 11, 2022 (commencement of investment operations) through August 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

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34

Statements of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	Invesco ESG NASDAQ 100 ETF (QQMG)		Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)
	2023	2022(a)	2023	2022(a)
Operations:
Net investment income	$85,131	$54,533	$21,141	$9,581
Net realized gain (loss)	(176,510)	(195,353)	(189,951)	(108,308)
Change in net unrealized appreciation (depreciation)	3,215,307	(2,385,935)	419,920	(618,022)

Net increase (decrease) in net assets resulting from operations	3,123,928	(2,526,755)	251,110	(716,749)

Distributions to Shareholders from:
Distributable earnings	(80,030)	(39,471)	(21,562)	(7,146)

Shareholder Transactions:
Proceeds from shares sold	6,189,831	12,522,177	449,447	3,543,054
Value of shares repurchased	(1,090,750)	-	(500,104)	-

Net increase (decrease) in net assets resulting from share transactions	5,099,081	12,522,177	(50,657)	3,543,054

Net increase (decrease) in net assets	8,142,979	9,955,951	178,891	2,819,159

Net assets:
Beginning of period	9,955,951	-	2,819,159	-

End of period	$18,098,930	$9,955,951	$2,998,050	$2,819,159

Changes in Shares Outstanding:
Shares sold	250,000	500,001	25,000	150,001
Shares repurchased	(50,000)	-	(25,000)	-
Shares outstanding, beginning of period	500,001	-	150,001	-

Shares outstanding, end of period	700,001	500,001	150,001	150,001

(a)	For the period October 25, 2021 (commencement of investment operations) through August 31, 2022.
(b)	For the period October 11, 2022 (commencement of investment operations) through August 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco NASDAQ 100 ETF (QQQM)		Invesco NASDAQ Future Gen 200 ETF (QQQS)	Invesco NASDAQ Next Gen 100 ETF (QQQJ)
2023	2022	2023(b)	2023	2022

$65,706,898	$25,895,892	$26,695	$5,551,832	$5,070,934
49,760,519	172,819,808	494,097	(145,036,872)	(28,683,565)
2,463,756,364	(1,216,189,168)	(668,705)	185,304,693	(322,084,445)

2,579,223,781	(1,017,473,468)	(147,913)	45,819,653	(345,697,076)

(57,866,694)	(17,757,319)	(23,525)	(6,555,564)	(11,397,622)

9,353,984,009	5,971,651,618	9,537,486	118,386,095	450,411,017
(2,306,446,027)	(1,831,569,039)	(2,802,002)	(256,647,775)	(499,347,837)

7,047,537,982	4,140,082,579	6,735,484	(138,261,680)	(48,936,820)

9,568,895,069	3,104,851,792	6,564,046	(98,997,591)	(406,031,518)

4,914,013,229	1,809,161,437	-	803,170,223	1,209,201,741

$14,482,908,298	$4,914,013,229	$6,564,046	$704,172,632	$803,170,223

71,610,000	41,870,000	350,001	4,750,000	14,550,000
(18,360,000)	(13,550,000)	(100,000)	(10,290,000)	(16,890,000)
39,910,001	11,590,001	-	32,420,001	34,760,001

93,160,001	39,910,001	250,001	26,880,001	32,420,001

36

Financial Highlights

Invesco ESG NASDAQ 100 ETF (QQMG)

	Year Ended August 31, 2023	For the Period October 25, 2021(a) Through August 31, 2022
Per Share Operating Performance:
Net asset value at beginning of period	$19.91	$25.00

Net investment income(b)	0.16	0.13
Net realized and unrealized gain (loss) on investments	5.95	(5.13)

Total from investment operations	6.11	(5.00)

Distributions to shareholders from:
Net investment income	(0.16)	(0.09)

Net asset value at end of period	$25.86	$19.91

Market price at end of period(c)	$25.88	$19.94

Net Asset Value Total Return(d)	30.88%	(20.03	)%(e)
Market Price Total Return(d)	30.78%	(19.91	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$18,099	$9,956
Ratio to average net assets of:
Expenses	0.20%	0.20	%(f)
Net investment income	0.76%	0.69	%(f)
Portfolio turnover rate(g)	14%	10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 27, 2021, the first day of trading on the exchange) to August 31, 2022 was (20.63)%. The market price total return from Fund Inception to August 31, 2022 was (20.54)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Financial Highlights–(continued)

Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)

	Year Ended August 31, 2023	For the Period October 25, 2021(a) Through August 31, 2022
Per Share Operating Performance:
Net asset value at beginning of period	$18.79	$25.00

Net investment income(b)	0.13	0.09
Net realized and unrealized gain (loss) on investments	1.20	(6.23)

Total from investment operations	1.33	(6.14)

Distributions to shareholders from:
Net investment income	(0.13)	(0.07)

Net asset value at end of period	$19.99	$18.79

Market price at end of period(c)	$20.00	$18.81

Net Asset Value Total Return(d)	7.16%	(24.57	)%(e)
Market Price Total Return(d)	7.10%	(24.49	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,998	$2,819
Ratio to average net assets of:
Expenses	0.20%	0.20	%(f)
Net investment income	0.67%	0.52	%(f)
Portfolio turnover rate(g)	28%	46%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 27, 2021, the first day of trading on the exchange) to August 31, 2022 was (23.10)%. The market price total return from Fund Inception to August 31, 2022 was (23.05)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Financial Highlights–(continued)

Invesco NASDAQ 100 ETF (QQQM)

	Years Ended August 31,		For the Period October 12, 2020(a) Through August 31,
	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$123.13	$156.10	$120.98

Net investment income(b)	1.03	0.98	0.74
Net realized and unrealized gain (loss) on investments	32.29	(33.24)	34.93

Total from investment operations	33.32	(32.26)	35.67

Distributions to shareholders from:
Net investment income	(0.99)	(0.71)	(0.55)

Net asset value at end of period	$155.46	$123.13	$156.10

Market price at end of period(c)	$155.47	$123.29	$156.11

Net Asset Value Total Return(d)	27.26%	(20.72)%	29.56	%(e)
Market Price Total Return(d)	27.11%	(20.61)%	29.57	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$14,482,908	$4,914,013	$1,809,161
Ratio to average net assets of:
Expenses	0.15%	0.15%	0.15	%(f)
Net investment income	0.78%	0.71%	0.61	%(f)
Portfolio turnover rate(g)	27%	6%	5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 13, 2020, the first day of trading on the exchange) to August 31, 2021 was 29.61%. The market price total return from Fund Inception to August 31, 2021 was 29.48%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Financial Highlights–(continued)

Invesco NASDAQ Future Gen 200 ETF (QQQS)

	For the Period October 11, 2022(a) Through August 31, 2023
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.14
Net realized and unrealized gain on investments	1.24

Total from investment operations	1.38

Distributions to shareholders from:
Net investment income	(0.12)

Net asset value at end of period	$26.26

Market price at end of period(c)	$26.26

Net Asset Value Total Return(d)	5.51	%(e)
Market Price Total Return(d)	5.51	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$6,564
Ratio to average net assets of:
Expenses	0.20	%(f)
Net investment income	0.56	%(f)
Portfolio turnover rate(g)	61%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 13, 2022, the first day of trading on the exchange) to August 31, 2023 was 4.09%. The market price total return from Fund Inception to August 31, 2023 was 4.01%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Financial Highlights–(continued)

Invesco NASDAQ Next Gen 100 ETF (QQQJ)

	Years Ended August 31,		For the Period October 12, 2020(a) Through August 31,
	2023	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$24.77	$34.79	$26.71

Net investment income(b)	0.18	0.15	0.10
Net realized and unrealized gain (loss) on investments	1.46	(9.85)	8.06

Total from investment operations	1.64	(9.70)	8.16

Distributions to shareholders from:
Net investment income	(0.21)	(0.11)	(0.08)
Net realized gains	-	(0.21)	-

Total distributions	(0.21)	(0.32)	(0.08)

Net asset value at end of period	$26.20	$24.77	$34.79

Market price at end of period(c)	$26.20	$24.80	$34.77

Net Asset Value Total Return(d)	6.70%	(28.06)%	30.58	%(e)
Market Price Total Return(d)	6.57%	(27.93)%	30.51	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$704,173	$803,170	$1,209,202
Ratio to average net assets of:
Expenses	0.15%	0.15%	0.15	%(f)
Net investment income	0.74%	0.50%	0.35	%(f)
Portfolio turnover rate(g)	31%	45%	29%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 13, 2020, the first day of trading on the exchange) to August 31, 2021 was 30.39%. The market price total return from Fund Inception to August 31, 2021 was 29.93%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco ESG NASDAQ 100 ETF (QQMG)	“ESG NASDAQ 100 ETF”

Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)	“ESG NASDAQ Next Gen 100 ETF”

Invesco NASDAQ 100 ETF (QQQM)	“NASDAQ 100 ETF”

Invesco NASDAQ Future Gen 200 ETF (QQQS)	“NASDAQ Future Gen 200 ETF”

Invesco NASDAQ Next Gen 100 ETF (QQQJ)	“NASDAQ Next Gen 100 ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market LLC.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”).

Fund	Underlying Index

ESG NASDAQ 100 ETF	Nasdaq-100® ESG Index

ESG NASDAQ Next Gen 100 ETF	Nasdaq Next Generation 100 ESG Index®

NASDAQ 100 ETF	NASDAQ-100 Index®

NASDAQ Future Gen 200 ETF	Nasdaq Innovators Completion Cap IndexTM

NASDAQ Next Gen 100 ETF	NASDAQ Next Generation 100 Index®

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for

42

debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

43

withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

44

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended August 31, 2023, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

ESG NASDAQ 100 ETF	$358

ESG NASDAQ Next Gen 100 ETF	53

NASDAQ 100 ETF	251,632

NASDAQ Future Gen 200 ETF*	709

NASDAQ Next Gen 100 ETF	14,301

*	For the period October 11, 2022 (commencement of investment operations) through August 31, 2023.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on

45

investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

ADR Risk. The Funds may invest in American depositary receipts (“ADRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

ESG Risk. Because the underlying indexes of ESG NASDAQ 100 ETF and ESG NASDAQ Next Gen 100 ETF evaluate ESG factors to assess and exclude certain investments for non-financial reasons, such Funds may forego some market opportunities available to funds that do not use these factors. The securities of companies that score favorably under a Fund’s ESG scoring methodology may underperform similar companies that do not score as well or may underperform the stock market as a whole. As a result, ESG NASDAQ 100 ETF and ESG NASDAQ Next Gen 100 ETF may underperform funds that do not screen or score companies based on ESG factors or funds that use a different ESG methodology. Information used by a Fund’s underlying index to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the index’s ability to apply its methodology, which in turn could negatively impact the Fund’s performance. In addition, the assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s ESG score, may differ from that of other funds or an investor. As a result, the issuers deemed eligible for inclusion in a Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation,

46

nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. From time to time, certain companies in which the Funds invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or in countries the U.S. Government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanctions.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to each Fund’s NAV.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the

47

election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

ESG NASDAQ 100 ETF	0.20%

ESG NASDAQ Next Gen 100 ETF	0.20%

NASDAQ 100 ETF	0.15%

NASDAQ Future Gen 200 ETF	0.20%

NASDAQ Next Gen 100 ETF	0.15%

Through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2023, the Adviser waived fees for each Fund in the following amounts:

ESG NASDAQ 100 ETF	$6

ESG NASDAQ Next Gen 100 ETF	1

NASDAQ 100 ETF	1,711

NASDAQ Future Gen 200 ETF*	2

NASDAQ Next Gen 100 ETF	258

* For the period October 11, 2022 (commencement of investment operations) through August 31, 2023.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with Nasdaq, Inc. (the, “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2023, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

ESG NASDAQ 100 ETF	$23

ESG NASDAQ Next Gen 100 ETF	242

NASDAQ 100 ETF	4,567

NASDAQ Future Gen 200 ETF*	15,148

NASDAQ Next Gen 100 ETF	66,799

*	For the period October 11, 2022 (commencement of investment operations) through August 31, 2023.

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

48

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

ESG NASDAQ 100 ETF

Investments in Securities

Common Stocks & Other Equity Interests	$18,089,900	$-	$-	$18,089,900

Money Market Funds	-	3,262,187	-	3,262,187

Total Investments	$18,089,900	$3,262,187	$-	$21,352,087

ESG NASDAQ Next Gen 100 ETF

Investments in Securities

Common Stocks & Other Equity Interests	$2,995,054	$-	$-	$2,995,054

Money Market Funds	305	571,861	-	572,166

Total Investments	$2,995,359	$571,861	$-	$3,567,220

NASDAQ 100 ETF

Investments in Securities

Common Stocks & Other Equity Interests	$14,465,790,230	$-	$-	$14,465,790,230

Money Market Funds	5,153,075	346,050,686	-	351,203,761

Total Investments	$14,470,943,305	$346,050,686	$-	$14,816,993,991

NASDAQ Future Gen 200 ETF

Investments in Securities

Common Stocks & Other Equity Interests	$6,560,821	$-	$0	$6,560,821

Money Market Funds	1,428	2,235,790	-	2,237,218

Total Investments	$6,562,249	$2,235,790	$0	$8,798,039

NASDAQ Next Gen 100 ETF

Investments in Securities

Common Stocks & Other Equity Interests	$703,514,611	$-	$-	$703,514,611

Money Market Funds	100,009	73,196,057	-	73,296,066

Total Investments	$703,614,620	$73,196,057	$-	$776,810,677

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022
	Ordinary	Ordinary
	Income*	Income*
ESG NASDAQ 100 ETF	$80,030	$39,471
ESG NASDAQ Next Gen 100 ETF	21,562	7,146
NASDAQ 100 ETF	57,866,694	17,757,319
NASDAQ Future Gen 200 ETF**	23,525	-
NASDAQ Next Gen 100 ETF	6,555,564	11,397,622

*	Includes short-term capital gain distributions, if any.
**	For the period October 11, 2022 (commencement of investment operations) through August 31, 2023.

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

ESG NASDAQ 100 ETF	$20,171	$822,934	$(497,721)	$17,753,546	$18,098,930

ESG NASDAQ Next Gen 100 ETF	6,275	(222,670)	(338,350)	3,552,795	2,998,050

NASDAQ 100 ETF	17,282,251	1,425,684,593	(298,173,495)	13,338,114,949	14,482,908,298

NASDAQ Future Gen 200 ETF	11,365	(680,432)	(432,723)	7,665,836	6,564,046

NASDAQ Next Gen 100 ETF	1,729,038	(44,238,166)	(285,287,774)	1,031,969,534	704,172,632

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of August 31, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*

ESG NASDAQ 100 ETF	$297,726	$199,995	$497,721

ESG NASDAQ Next Gen 100 ETF	205,820	132,530	338,350

NASDAQ 100 ETF	35,548,624	262,624,871	298,173,495

NASDAQ Future Gen 200 ETF	432,723	-	432,723

NASDAQ Next Gen 100 ETF	161,686,822	123,600,952	285,287,774

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

ESG NASDAQ 100 ETF	$1,600,565	$1,588,304

ESG NASDAQ Next Gen 100 ETF	870,401	870,285

NASDAQ 100 ETF	2,300,268,930	2,300,387,663

NASDAQ Future Gen 200 ETF*	5,951,212	3,357,482

NASDAQ Next Gen 100 ETF	232,520,178	234,192,914

*	For the period October 11, 2022 (commencement of investment operations) through August 31, 2023.

For the fiscal year ended August 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

ESG NASDAQ 100 ETF	$6,176,490	$1,087,980

ESG NASDAQ Next Gen 100 ETF	448,240	500,605

NASDAQ 100 ETF	9,352,491,818	2,305,897,741

NASDAQ Future Gen 200 ETF*	6,992,777	2,851,074

NASDAQ Next Gen 100 ETF	118,123,743	255,933,453

* For the period October 11, 2022 (commencement of investment operations) through August 31, 2023.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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As of August 31, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
ESG NASDAQ 100 ETF	$1,719,750	$(896,816)	$822,934	$20,529,153
ESG NASDAQ Next Gen 100 ETF	175,979	(398,649)	(222,670)	3,789,890
NASDAQ 100 ETF	1,791,469,940	(365,785,347)	1,425,684,593	13,391,309,398
NASDAQ Future Gen 200 ETF	600,217	(1,280,649)	(680,432)	9,478,471
NASDAQ Next Gen 100 ETF	57,457,531	(101,695,697)	(44,238,166)	821,048,843

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2023, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain (Loss)	Beneficial Interest
ESG NASDAQ 100 ETF	$-	$(132,296)	$132,296
ESG NASDAQ Next Gen 100 ETF	154	(60,551)	60,397
NASDAQ 100 ETF	-	(319,730,811)	319,730,811
NASDAQ Future Gen 200 ETF	516	(930,868)	930,352
NASDAQ Next Gen 100 ETF	99,265	(29,874,730)	29,775,465

NOTE 8–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 10—Subsequent Event

On December 16, 2023, NASDAQ Next Gen 100 ETF changed its classification from “non-diversified” to “diversified” and therefore is now required to meet certain diversification requirements under the 1940 Act.

51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco ESG NASDAQ 100 ETF, Invesco ESG NASDAQ Next Gen 100 ETF, Invesco NASDAQ 100 ETF, Invesco NASDAQ Future Gen 200 ETF and Invesco NASDAQ Next Gen 100 ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) as of August 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund Name

Invesco ESG NASDAQ 100 ETF (1)

Invesco ESG NASDAQ Next Gen 100 ETF (1)

Invesco NASDAQ 100 ETF (2)

Invesco NASDAQ Future Gen 200 ETF (3)

Invesco NASDAQ Next Gen 100 ETF (2)

(1) Statement of operations for the year ended August 31, 2023, and statement of changes in net assets for the year ended August 31, 2023 and for the period October 25, 2021 (commencement of investment operations) through August 31, 2022

(2) Statement of operations for the year ended August 31, 2023 and statement of changes in net assets for each of the two years in the period ended August 31, 2023

(3) Statement of operations and statement of changes in net assets for the period October 11, 2022 (commencement of investment operations) through August 31, 2023

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

52

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco ESG NASDAQ 100 ETF (QQMG)

Actual	$1,000.00	$1,305.30	0.20%	$1.16

Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.20	1.02

Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)

Actual	1,000.00	1,056.60	0.20	1.04

Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.20	1.02

Invesco NASDAQ 100 ETF (QQQM)

Actual	1,000.00	1,291.90	0.15	0.87

Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.15	0.77

Invesco NASDAQ Future Gen 200 ETF (QQQS)

Actual	1,000.00	903.60	0.20	0.96

Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.20	1.02

53

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco NASDAQ Next Gen 100 ETF (QQQJ)

Actual	$1,000.00	$1,044.60	0.15%	$0.77

Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.15	0.77

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

54

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco ESG NASDAQ 100 ETF	0%	100%	100%	0%	0%

Invesco ESG NASDAQ Next Gen 100 ETF	0%	100%	80%	0%	0%

Invesco NASDAQ 100 ETF	0%	100%	100%	0%	0%

Invesco NASDAQ Future Gen 200 ETF	0%	67%	67%	0%	0%

Invesco NASDAQ Next Gen 100 ETF	0%	97%	79%	0%	0%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

55

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of August 31, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	211	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	211	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

56

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	211	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

57

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	211	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

58

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	211	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	211	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

59

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	211	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	211	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	211	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Manager, Invesco Investment Advisers, LLC (2023-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	211	None.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

64

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

65

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF

Invesco Alerian Galaxy Crypto Economy ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco ESG NASDAQ 100 ETF

Invesco ESG NASDAQ Next Gen 100 ETF

Invesco ESG S&P 500 Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF

Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack Achievers™ ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco MSCI Green Building ETF

Invesco NASDAQ 100 ETF

Invesco Nasdaq Biotechnology ETF

Invesco NASDAQ Next Gen 100 ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco PHLX Semiconductor ETF

Invesco Preferred ETF

Invesco PureBetaSM 0-5 Yr US TIPS ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF

Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM MSCI USA Small Cap ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Equal Weight ETF

Invesco S&P 500® Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500® Momentum ETF

Invesco S&P 500 QVM Multi-factor ETF

Invesco S&P 500 Revenue ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap 400 QVM Multi-factor ETF

Invesco S&P MidCap 400 Revenue ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap 600 QVM Multi-factor ETF

Invesco S&P SmallCap 600 Revenue ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco S&P Ultra Dividend Revenue ETF

Invesco Senior Loan ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free ETF

Also at the April 18, 2023 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

66

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds (“ETFs”) businesses of Guggenheim Capital LLC (“Guggenheim”) on May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the one-year and since-inception periods for Invesco VRDO Tax-Free ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s correlation to its underlying index. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser compensates the Sub-Advisers (as applicable) from its unitary advisory fee and pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●	0.04% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA ETF;

●	0.05% of the Fund’s average daily net assets for Invesco PureBetaSM US Aggregate Bond ETF;

●	0.06% of the Fund’s average daily net assets for Invesco PureBetaSM MSCI USA Small Cap ETF;

●	0.07% of the Fund’s average daily net assets for Invesco PureBetaSM 0-5 Yr US TIPS ETF and Invesco PureBetaSM FTSE Developed ex-North America ETF;

●	0.08% of the Fund’s average daily net assets for Invesco Treasury Collateral ETF;

67

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

●	0.10% of the Fund’s average daily net assets for Invesco S&P 500 Minimum Variance ETF;

●	0.11% of the Fund’s average daily net assets for Invesco S&P 500 QVM Multi-factor ETF;

●	0.13% of the Fund’s average daily net assets for Invesco S&P 500 Enhanced Value ETF and Invesco S&P 500 Momentum ETF;

●	0.14% of the Fund’s average daily net assets for Invesco PureBetaSM FTSE Emerging Markets ETF;

●	0.15% of the Fund’s average daily net assets for Invesco NASDAQ 100 ETF, Invesco NASDAQ Next Gen 100 ETF, Invesco S&P MidCap 400 QVM Multi-factor ETF and Invesco S&P SmallCap 600 QVM Multi-factor ETF;

●	0.19% of the Fund’s average daily net assets for Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF;

●	0.20% of the Fund’s average daily net assets for Invesco ESG NASDAQ 100 ETF, Invesco ESG NASDAQ Next Gen 100 ETF, Invesco ESG S&P 500 Equal Weight ETF and Invesco Russell 1000 Equal Weight ETF;

●	0.22% of the Fund’s average daily net assets for Invesco Fundamental Investment Grade Corporate Bond ETF;

●

0.25% of the Fund’s average daily net assets for Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco VRDO Tax-Free ETF;

●

0.28% of the Fund’s average daily net assets for Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco Taxable Municipal Bond ETF;

●

0.29% of the Fund’s average daily net assets for Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF and Invesco S&P SmallCap Utilities & Communication Services ETF;

●	0.30% of the Fund’s average daily net assets for Invesco S&P 500® High Dividend Low Volatility ETF and Invesco S&P SmallCap High Dividend Low Volatility ETF;

●

0.35% of the Fund’s average daily net assets for Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF;

●

0.39% of the Fund’s average daily net assets for Invesco MSCI Green Building ETF, Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF;

●	0.45% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. ETF;

●	0.49% of the Fund’s daily net assets for Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and Invesco FTSE RAFI Emerging Markets ETF;

●

0.50% of the Fund’s daily net assets for Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF and Invesco Variable Rate Preferred ETF;

●	0.55% of the Fund’s daily net assets for Invesco International BuyBack AchieversTM ETF;

●	0.60% of the Fund’s daily net assets for Invesco DWA SmallCap Momentum ETF, Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF and Invesco Alerian Galaxy Crypto Economy ETF;

●	0.65% of the Fund’s daily net assets for Invesco Senior Loan ETF;

●	0.70% of the Fund’s daily net assets for Invesco China Technology ETF;

●	0.75% of the Fund’s daily net assets for Invesco Global Clean Energy ETF and Invesco Global Water ETF;

●	0.80% of the Fund’s daily net assets for Invesco DWA Developed Markets Momentum ETF; and

●	0.90% of the Fund’s daily net assets for Invesco DWA Emerging Markets Momentum ETF.

68

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco 1-30 Laddered Treasury ETF			X

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	X	N/A	X

Invesco Alerian Galaxy Crypto Economy ETF	X	N/A	X

Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X

Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X

Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X

Invesco Emerging Markets Sovereign Debt ETF			X

Invesco ESG NASDAQ 100 ETF			X

Invesco ESG NASDAQ Next Gen 100 ETF	X		X

Invesco ESG S&P 500 Equal Weight ETF	X		X

Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF			X

Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		N/A	X

Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		X	X

Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		X	X

Invesco International BuyBack AchieversTM ETF	X	N/A	X

Invesco International Corporate Bond ETF			X

Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X

Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X

Invesco KBW Regional Banking ETF	X		X

Invesco MSCI Green Building ETF			X

Invesco NASDAQ 100 ETF	X	X	X

Invesco Nasdaq Biotechnology ETF	X		X

Invesco NASDAQ Next Gen 100 ETF	X		X

Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X

Invesco PHLX Semiconductor ETF	X	X	X

Invesco Preferred ETF		N/A	X

Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X

Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X

Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X

69

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco PureBetaSM MSCI USA ETF	X	X	X

Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X

Invesco PureBetaSM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Equal Weight ETF	X		X

Invesco S&P 500 Enhanced Value ETF	X	X	X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X		X

Invesco S&P 500® High Beta ETF	X	X	X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X

Invesco S&P 500 Momentum ETF	X		X

Invesco S&P 500 QVM Multi-factor ETF	X	X	X

Invesco S&P 500 Revenue ETF			X

Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X

Invesco S&P International Developed Low Volatility ETF	X	X	X

Invesco S&P International Developed Momentum ETF	X		X

Invesco S&P International Developed Quality ETF	X		X

Invesco S&P MidCap 400 QVM Multi-factor ETF	X	X	X

Invesco S&P MidCap 400 Revenue ETF			X

Invesco S&P MidCap Low Volatility ETF	X		X

Invesco S&P SmallCap 600 QVM Multi-factor ETF	X	X	X

Invesco S&P SmallCap 600 Revenue ETF			X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X

Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X

Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X

Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X

Invesco S&P SmallCap Information Technology ETF	X		X

Invesco S&P SmallCap Low Volatility ETF	X		X

Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X		X

Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X

Invesco Senior Loan ETF		N/A	X

Invesco Taxable Municipal Bond ETF		N/A	X

Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X

Invesco VRDO Tax-Free ETF		N/A	X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Senior Loan ETF’s, Invesco MSCI Green Building ETF’s, Invesco California AMT-Free Municipal Bond ETF’s, Invesco International Corporate Bond ETF’s, Invesco National AMT-Free Municipal Bond ETF’s, Invesco New York AMT-Free Municipal Bond

70

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

ETF’s, Invesco Taxable Municipal Bond ETF’s and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis. For Invesco PureBetaSM FTSE Developed ex-North America ETF, Invesco PureBetaSM FTSE Emerging Markets ETF, Invesco PureBetaSM MSCI USA Small Cap ETF and Invesco PureBetaSM US Aggregate Bond ETF, the Board noted that it had previously approved the liquidation and termination of each Fund effective on or about June 30, 2023 and considered that the continuation of the Investment Advisory Agreement for such Funds would facilitate the orderly liquidation of the Funds.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 18,

71

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

2023. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided or to be provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Trustees reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, and the experience and skills of the investment personnel responsible for the day-to-day management of the Funds.

Based on its review, the Board concluded that the nature, extent and quality of services provided or to be provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fee charged by the Sub-Advisers under the Sub-Advisory Agreement is consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Trustees considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 24 and April 18, 2023 Board meetings, and Invesco Advisers, Inc., in connection with the April 18, 2023 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Board considered whether the sub-advisory fee rate for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF was reasonable in relation to the asset size of the Funds and concluded that the flat sub-advisory fee rate was reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from affiliated money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund in an amount equal to the fees received by Invesco Advisers, Inc. on the Fund’s excess cash invested in the affiliated money market funds. The Trustees also noted the fees received by Invesco Advisers, Inc. in its capacity as securities lending agent for the Invesco ETFs. The Trustees noted that the Sub-Advisers had not identified any further benefits that they received from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

72

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-AR-1	invesco.com/ETFs

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended August 31, 2023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2023	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2022
Audit Fees	$876,390	$926,400
Audit-Related Fees(1)	$11,000	$0
Tax Fees(2)	$763,800	$835,506
All Other Fees	$0	$0
Total Fees	$1,651,190	$1,761,906

(1)	Audit-Related Fees for the fiscal year ended August 31, 2023 includes fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal years ended August 31, 2023, and 2022 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$957,000	$760,000
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$957,000	$760,000

(1)	Audit-Related Fees for the fiscal years ended 2023 and 2022 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services

Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.

Last Reviewed by Compliance for Accuracy	June 15, 2018

Effective Date	June 26, 2009

Amended Dates	March 12, 2015 and June 15, 2018

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $6,721,000 for the fiscal year ended August 31, 2023 and $5,748,000 for the fiscal year ended August 31, 2022 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $8,441,800 for the fiscal year ended August 31, 2023 and $7,343,506 for the fiscal year ended August 31, 2022.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $33 million and non-audit services of approximately $19 million for the fiscal year ended 2023. The Audit Committee considered this information in evaluating PwC’s independence.

(i)	Not Applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99. CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Invesco Exchange-Traded Fund Trust II

By:	/s/ Anna Paglia
Name:	Anna Paglia
Title:	President

Date: November 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Anna Paglia
Name:	Anna Paglia
Title:	President

Date:	November 3, 2023

By:	/s/ Kelli Gallegos
Name:	Kelli Gallegos
Title:	Treasurer

Date: November 3, 2023